SHORT-TERM GOVERNMENT SECURITIES FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Short-Term Government Securities Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., into Columbia Short Term Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including United States Trust Company, National Association (“USTNA”), the investment advisor to the Acquired Fund. Bank of America is the ultimate parent company of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund, and USTNA. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition.

CMG’s overall goal in proposing the fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a significantly larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes. More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Funds, Inc.

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 14, 2008

SHORT-TERM GOVERNMENT SECURITIES FUND

A Series of Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

To the Shareholders of

Short-Term Government Securities Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Short-Term Government Securities Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Short Term Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr.

Secretary

February 8, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

SHORT-TERM GOVERNMENT SECURITIES FUND

c/o Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA SHORT TERM BOND FUND

c/o Columbia Funds Series Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

This Prospectus/Proxy Statement contains information shareholders should know before voting on the approval of the Agreement and Plan of Reorganization with respect to the proposed acquisition of Short-Term Government Securities Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc. (the “Corporation”), by Columbia Short Term Bond Fund (the “Acquiring Fund” and, together with the Acquired Fund, each a “Fund” and collectively the “Funds”), a series of Columbia Funds Series Trust (the “Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a “Merger.” The Funds are series of separate registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”). USTNA, through its separately identifiable division, U.S. Trust New York Asset Management Division (“USTNY”), acts as the investment advisor to the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, then the ultimate parent of USTNA, on July 1, 2007, and as a result became the ultimate parent of USTNA. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other. Effective on or about February 15, 2008, the advisory contract pursuant to which USTNY provides advisory services to the Acquired Fund will be assigned to UST Advisers, Inc. (“UST Advisers”). Both USTNY and UST Advisers are wholly-owned subsidiaries of Bank of America Corporation. The Board of Directors of the Corporation approved the transfer at a meeting held on December 12, 2007, in anticipation of the merger of USTNA into Bank of America, N.A., which is scheduled to take place on February 22, 2008. This transfer will not change (i) the way in which the Acquired Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Acquired Fund, or (iii) the management fees the Acquired Fund pays.

The Acquiring Fund seeks current income consistent with minimal fluctuation of principal. Under normal circumstance, the Acquired Fund invests at least 80% of its assets in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other asset-backed securities, and dollar-denominated securities issued by foreign governments, companies or other entities.

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund’s Class Z with the same aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures, as the net value of the assets and liabilities transferred. After that exchange, the shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to this Prospectus/Proxy Statement.

•	The Prospectus of the Acquired Fund dated July 1, 2007, as supplemented.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented.

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•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007 and the unaudited financial statements included in the Semi-Annual Repot to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semi-annual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1.	What Merger is being proposed?

The Board of Directors (the “Board” or, collectively, “Directors”) of Short-Term Government Securities Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., is recommending that shareholders approve the merger of the Acquired Fund into Columbia Short Term Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund’s Shares Class will receive shares of the Acquiring Fund’s Class Z with a dollar value, as determined using the Acquiring Fund’s valuation procedures, equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board believes that the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment objectives and principal

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investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the Acquired Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Directors.

3.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment strategies. The Acquired Fund seeks current income consistent with stability of principal, while the Acquiring Fund seeks current income consistent with minimal fluctuation of principal. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, while the Acquiring Fund invests at least 80% of its net assets in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other asset-backed securities, and dollar-denominated securities issued by foreign governments, companies or other entities.

The table below compares the investment objective and principal investment strategies of each Fund.

Comparison of Investment Objectives and Principal Investment Strategies

	Short-Term Government Securities Fund (Acquired Fund)	Columbia Short Term Bond Fund (Acquiring Fund)
Investment Objective	The Acquired Fund seeks a high level of current income consistent with stability of principal.	The Acquiring Fund seeks current income consistent with minimal fluctuation of principal.

Principal Investment Strategies

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets (which includes any borrowings for investment purposes) in fixed-income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. Interest payments on these securities generally will be exempt from state and local personal taxes in most states.

Under normal circumstances, the Acquiring Fund invests at least 80% of net assets (which includes net assets plus any borrowings for investment purposes) in bonds, including debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, mortgage- and other asset-backed securities, and dollar-denominated securities issued by foreign governments, companies or other entities. The Acquiring Fund may invest in foreign securities and has no requirement to invest solely in U.S. Government Securities.

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Short-Term Government Securities Fund (Acquired Fund)	Columbia Short Term Bond Fund (Acquiring Fund)

The Acquiring Fund also invests at least 65% of total assets in securities that, at the time of purchase, are investment grade debt securities or unrated securities determined by the Fund’s advisor to be of comparable quality.

The Acquired Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.

The Acquiring Fund may invest in derivatives, including futures, options, swap contracts and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns, or as a substitute for a position in an underlying asset.

The Acquiring Fund also may invest in private placements to seek to enhance its yield.

In addition, the Fund may participate in mortgage dollar rolls up to the Fund’s then current position in mortgage-backed securities.

The Acquired Fund generally maintains a dollar-weighted portfolio average life of 1 to 3 years.	Under normal circumstances, the Acquiring Fund’s dollar-weighted average effective maturity will be 3 years or less, and its duration will be 3 years or less.

The Acquired Fund’s advisor manages the Fund’s portfolio average life in light of current market and economic conditions to provide a competitive current yield with relative stability of principal. In selecting particular investments, the advisor looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. There is no limit on the maximum maturity for a particular security.

The Acquiring Fund’s advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different issuers, industry sectors and maturities. The advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and/or capital appreciation. The advisor

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Short-Term Government Securities Fund (Acquired Fund)	Columbia Short Term Bond Fund (Acquiring Fund)
considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its coupon, yield, maturity, any call features and value relative to other securities. The advisor may sell a security if the advisor believes that there is deterioration in the issuer’s financial circumstances or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

The following table highlights the differences in the Funds’ fundamental investment policies. A “fundamental” investment policy is one that may not be changed without shareholder approval.

Comparison of Fundamental Investment Policies

Short-Term Government Securities Fund (Acquired Fund)	Columbia Short Term Bond Fund (Acquiring Fund)
The Acquired Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “1933 Act”).	The Acquiring Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

The Acquired Fund may not purchase or sell real estate.	The Acquiring Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate

The Acquired Fund may not purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or other mineral exploration or development programs; provided that the Fund may	The Acquiring Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell

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Short-Term Government Securities Fund (Acquired Fund)	Columbia Short Term Bond Fund (Acquiring Fund)
enter into futures contracts and futures options.	commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

The Acquired Fund may not issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security.	The Acquiring Fund may not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation. In addition, the Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The Acquiring Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess	The Acquiring Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

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Short-Term Government Securities Fund (Acquired Fund)	Columbia Short Term Bond Fund (Acquiring Fund)
of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

The Acquired Fund may not make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.	The Acquiring Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

The Acquiring Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

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The following table highlights the differences in the Funds’ non-fundamental investment policies. A “non-fundamental” investment policy is one that may be changed by a Fund’s board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Comparison of Non-Fundamental Investment Policies

Short-Term Government Securities Fund (Acquired Fund)	Columbia Short Term Bond Fund (Acquiring Fund)
The Acquired Fund will not invest more than 10% of its net assets in illiquid securities.	The Acquiring Fund will not invest more than 15% of its net assets in illiquid securities.

The Acquired Fund may not acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.	The Acquiring Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Acquired Fund may not purchase securities on margin, make short sales of securities, or maintain a short position.	The Acquiring Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Acquired Fund may not invest in companies for the purpose of exercising management or control.	The Acquiring Fund does not have a corresponding non-fundamental policy.

The Acquired Fund may not purchase foreign securities.	The Acquiring Fund does not have a corresponding non-fundamental policy.

Acquired Fund shareholders will receive at least 60 days’ prior notice of any change to the Fund’s principal investment strategy to invest at least 80% of its net assets in U.S. Government obligations.

Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with Rule 35d-1 under the 1940 Act.

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4.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund.

In addition, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended March 31, 2007 for each Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger, based on pro forma combined net assets as of September 30, 2007.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by less than $0.01 per share based on shares outstanding as of September 30, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately two months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Based on the operating expense ratios shown below, the total operating expense ratio of the Class Z shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of the Shares Class shares of the Acquired Fund.

Annual Fund Operating Expenses

(deducted directly from Fund assets)

	Short-Term Government Securities Fund (Acquired Fund)		Columbia Short Term Bond Fund (Acquiring Fund)		Pro Forma Columbia Short Term Bond Fund (Acquiring Fund)
	Shares Class		Class Z		Class Z
Management Fees	0.45	%(1)(6)	0.44	%(3)	0.44	%(3)
Other Expenses	0.34%		0.06%		0.06%

Total Annual Fund Operating Expenses	0.79	%(6)	0.50	%(4)	0.50	%(4)
Less Fee Waivers and/or Reimbursements	(0.04)%		(0.02	)%(5)	(0.02	)%(5)

Net Annual Fund Operating Expenses	0.75	%(2)	0.48%		0.48%

(1)

The fund pays an investment advisory fee of 0.30% and an administration fee of 0.15%. The Administrator receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc.; Excelsior Tax-Exempt Funds, Inc. and the Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund, and Pacific/Asia Fund, series of Excelsior Funds, Inc. or the Excelsior

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Funds Trust). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.

(2)	The expense information in the table reflects contractual fee waivers currently in effect. The Acquired Fund’s advisor has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (exclusive of distribution and services fees, commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the fund’s custodian from exceeding 0.75%. The waiver agreement may not be terminated before July 31, 2009. In addition, this agreement will renew automatically for an additional 12 month term unless the advisor terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.
(3)	The Fund pays an investment advisory fee of 0.30% and administration fee of 0.14%.
(4)	The Fund’s advisor and/or some of the Fund’s other service providers have agreed to limit total annual operating expenses to 0.48% for Class Z shares until July 31, 2009. There is no guarantee that this limitation will continue after July 31, 2009.
(5)	The Fund’s administrator has contractually agreed to waive 0.02% of the administration fees payable to it under the administration agreement.
(6)	The Fund’s administrator has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.40% and “Total Annual Fund Operating Expenses” would be 0.74%. The Fund’s administrator, at its discretion, may revise or discontinue this arrangement at any time.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses Tables. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	Redemption of shares at the end of each period.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Short-Term Government Securities Fund
Shares Class:	$77	$248	$435	$974

Columbia Short Term Bond Fund
Class Z:	$48	$154	$269	$604

Columbia Short Term Bond Fund (pro forma combined)
Class Z:	$47	$148	$258	$579

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The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix F for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, holders of Shares Class shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund. The Merger is not expected to result in any substantive changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix F.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains (after reduction by any available capital loss carryforwards) to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain

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dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund, the Acquired Fund and Columbia Management each may bear a portion of the out-of-pocket expenses associated with the Merger, as noted below. Out-of-pocket expenses associated with the Merger (“Merger Expenses”) include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to the Acquired Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Estimated Merger Expenses that are not specifically allocable to either Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that are in excess of the Fund’s Estimated First Year Savings. The estimated Merger Expenses to be borne by the Acquired Fund are approximately $107,825 (less than $0.01 per share based on shares outstanding as of September 30, 2007), assuming completion of the Merger. The Acquiring Fund is not expected to bear any Merger Expenses. Should the Merger fail to occur, Columbia Management will bear all Merger Expenses.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

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II.    PROPOSAL — MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with each Fund generally are similar because the Funds generally have similar investment objectives and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to substantially similar principal risks, including interest rate risk, changing distribution levels risk, credit risk, reinvestment risk, liquidity risk, U.S. Government obligations risk, asset- and mortgaged-backed securities risk and derivatives risk, each of which is described below. The Acquiring Fund is also subject to dollar rolls risk and foreign securities risk, which are described below.

Interest Rate Risk—Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Funds receive from it but will affect the value of the Funds’ shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Changing Distribution Levels Risk—The amount of the distributions paid by the Funds generally depends on the amount of income and/or dividends received by the Funds on the securities they hold. The Funds may not be able to pay distributions or may have to reduce their distribution level if the income and/or dividends the Funds receive from their investments decline.

Credit Risk—Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Funds could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Reinvestment Risk—Income from the Funds’ debt securities portfolio will decline if and when the Funds invest the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Funds’ portfolio.

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Liquidity Risk—Illiquid securities are securities that cannot be readily disposed of in the normal course of business. There is a risk that the Funds may not be able to sell such securities at the time it desires, or that it cannot sell such securities without adversely affecting their price.

U.S. Government Obligations Risk—U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Asset-Backed Securities Risk—The value of the Funds’ asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Mortgage-Backed Securities Risk—The value of the Funds’ mortgage-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation), which are not insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or

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not such obligations are guaranteed by the private issuer. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making them more volatile and more sensitive to changes in interest rates.

Derivatives Risk—Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Funds to lose more money than they would have lost had they invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Funds’ potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Funds’ derivative positions at times when the Funds might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Funds may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

In addition to the risks described above, the Acquiring Fund is also subject to dollar rolls risk and foreign securities risk.

Dollar Rolls Risk—Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Foreign Securities Risk—Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions

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or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

Shareholders of the Acquired Fund should note that, although the investment objective and principal investment strategies of the Acquiring Fund generally are similar to those of the Acquired Fund, the Acquiring Fund may have a different investment style and different investment limitations. Please see the answer to question 3 above under “Questions and Answers Regarding Approval of the Merger” for more information regarding the investment objectives, principal investment strategies and investment policies of the Funds.

Information about the Merger

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund and if all other conditions are satisfied, the Merger is expected to occur in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures, equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger.

•

The Acquiring Fund’s Class Z shares received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund’s Shares Class pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board of the Corporation and the Board of Trustees of the Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger.

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Shares that Shareholders Will Receive

If the Merger occurs, shareholders of the Acquired Fund’s Shares Class will receive shares in the Acquiring Fund’s Class Z. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures, equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund. The net asset value of the shares issued by the Acquiring Fund in the Merger will reflect the expenses of the Merger allocated to the Acquiring Fund.

•

They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix H to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger is not expected to result in any substantive changes to shareholder rights regarding or procedures for purchasing, redeeming and exchanging shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $20 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund will generally automatically sell an investor’s shares if the value of an account falls below $250. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy, and applicable investment minimums is described in Appendix F. The Acquired Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

•

Shares of the Acquired Fund accrue dividends based on the “exclude” methodology (a shareholder begins earning dividends on the day after the fund receives payment for shares and continues to earn dividends through the day the redemption of such shares settle) while shares of the Acquiring Fund accrue dividends based on the “include” methodology (a shareholder begins earning dividends on the day the fund receives payments for shares, and continues to earn dividends through the day before the day the redemption of such shares settles). As a result, shareholders of the Acquired Fund may receive dividends on one less day as a result of the Merger.

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Capitalization

Information concerning the capitalization of each Fund is contained in Appendix E to this Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Directors of the Corporation, including all Directors who are not “interested persons” (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Directors have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

The Directors of the Corporation considered and approved the Merger at a meeting held September 27-28, 2007.

At the meeting, the Directors (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	various alternatives to the Merger, including the continued operation of the Acquired Fund and certain other funds as a separate fund complex and the possible liquidation of the Acquired Fund;

4.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

5.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances can be given that the Acquiring Fund would achieve any particular level of performance after the Merger;

6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

8.	the anticipated tax-free nature of the exchange of shares in the Merger and other expected federal income tax consequences of the Merger;

9.	the potential benefits of the Merger to Columbia Management and its affiliates;

10.	various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquired Fund is part of a Maryland corporation and the Acquiring Fund is part of a Delaware statutory trust;

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11.	the fact that shareholders of the Acquired Fund are not expected to experience any substantive change in shareholder services as a result of the Merger; and

12.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Directors also considered that the Funds have different Boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Directors also considered, however, that many of the Funds’ service providers are identical. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund’s portfolio. Larger mutual funds typically have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both short-term bond funds with an effective maturity of three years or less.

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Fund, the Board of Trustees of such Fund has agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix F for more information.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for the Acquired Fund’s Shares Class and for the calendar

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years since the Acquiring Fund’s inception for the Acquiring Fund’s Class Z. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

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Short-Term Government Securities Fund

(Acquired Fund)

For periods shown in bar chart:
Best quarter: 3rd quarter 2001: 3.28%
Worst quarter: 2nd quarter 2004: (1.09)%

Columbia Short Term Bond Fund

(Acquiring Fund)

For periods shown in bar chart:
Best quarter: 3rd quarter 2001: 3.39%
Worst quarter: 2nd quarter 2004: (1.15)%

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The following tables list the average annual total return for the Acquired Fund’s Shares Class and the Acquiring Fund’s Class Z shares for the one-year, five-year and ten-year periods ended December 31, 2007. These tables are intended to provide a shareholder with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. These tables reflect average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. Each table also includes the performance of one or more relevant broad-based market indices. Indices are unmanaged and do not reflect deductions for fees, expenses, or taxes. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Short-Term Government Securities Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Shares
Return Before Taxes	5.80%	2.85%	4.48%
Return After Taxes on Distributions	4.25%	1.59%	2.81%
Return After Taxes on Distributions and Sale of Fund Shares	3.74%	1.69%	2.80%
Lehman Brothers 1-3 Year Government Bond Index (reflects no deduction for fees, expenses, or taxes)*	7.10%	3.18%	4.84%

*	The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities with maturities of one to three years.

Columbia Short Term Bond Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Class Z
Return Before Taxes	5.56%	3.08%	4.58%
Return After Taxes on Distributions	3.84%	1.85%	2.88%
Return After Taxes on Distributions and Sale of Fund Shares	3.58%	1.91%	2.87%
Merrill Lynch 1-3 Year Treasury Index*	7.32%	3.12%	4.75%

*	The Merrill Lynch 1-3 Year Treasury Index tracks the performance of sovereign debt publicly issued in the U.S. domestic market with maturities of one to three years and a minimum amount outstanding of $1 billion. The index is not available for investment and does not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Merger. It does not address any state, local or foreign tax consequences. A Fund shareholder’s tax

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treatment may vary depending on its particular situation. A Fund shareholder also may be subject to special rules not discussed below if it is a certain kind of Fund shareholder, including but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a person who holds Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Fund shares as a capital asset at the time of the Merger; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Merger is intended to be a tax-free reorganization for federal income tax purposes. Morrison & Foerster LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, current administrative rules and court decisions, all of which are subject to change (including changes with retroactive effect), generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the Merger;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryforwards of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryforward (and of capital loss carryforwards of the Acquiring Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.

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The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

The opinion will be based on the continuing accuracy and completeness of certain factual representations made by each party, including certifications made by officers of the Acquired Fund, the Acquiring Fund, the Corporation and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its net tax-exempt investment income, net investment company taxable income (computed without regard to the deduction for dividends paid), and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carryforwards) built in to the other Fund. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

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Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

III.    GENERAL

Voting Information

The Directors are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Bank of America Corporation and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $9,108.

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy prior to or at the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

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Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). A majority of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix D to this Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of             , 2008, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

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1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding

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Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the

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Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)

To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or

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subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)

The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the

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reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)

At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired

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Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)

The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the

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Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)

As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns

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and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

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(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

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6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the

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corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.

The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date,

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except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

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(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund’s investment company taxable income for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain

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any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of [ ] satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of [ ] satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

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(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

[            ] will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the

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consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

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13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ] on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ] on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B — Corresponding Share Classes

Acquired Fund (Share Class)	Acquiring Fund (Share Class)
Short-Term Government Securities Fund	Columbia Short Term Bond Fund
Shares Class	Class Z

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Appendix C — Authorized Capital

Acquired Fund	Share Class	Authorized Capital
Short-Term Government Securities Fund	Shares Class	500,000,000

Acquiring Fund	Share Class	Authorized Capital
Columbia Short Term Bond Fund	Class Z	Unlimited

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Appendix D — Share Ownership

Shares of the Acquired Fund Outstanding and Entitled to Vote

The Acquired Fund’s Shares Class had the following shares outstanding as of December 21, 2007:

Class	Number of Shares Outstanding and Entitled to Vote
Shares Class	36,546,465

Ownership of Shares

As of December 21, 2007, the Corporation believes that, as a group, the Directors and officers, as the case may be, of the Acquired Fund owned less than one percent of shares of the Acquired Fund.

As of record on December 21, 2007, USTNA was believed to possess voting power with respect to 66.53% of the outstanding shares of the Acquired Fund, and such shares could thereby be deemed to be beneficially owned by USTNA as of such date. Atwell & Co. is the nominee for USTNA. Accordingly, USTNA may be considered to be a “controlling person” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. USTNA is a national banking association organized under the laws of the United States. The address of USTNA is: 114 West 47th Street, New York, New York 10036.

As of record on December 21, 2007 Bank of America, N.A. may be deemed to have “beneficially” owned 58.80% of the Acquiring Fund’s outstanding shares. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders. Bank of America, N.A. is a national banking association organized under the laws of the United States. The address of Bank of America, N.A. is: 101 South Tryon Street Charlotte North Carolina 28255-0001.

Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A. and USTNA.

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

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Short-Term Government Securities Fund

Acquired Fund

Shares Class

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger*
Atwell & Co. PO Box 456 Wall Street Station New York, NY 10005	21,423,295	58.62%	13.90%

Charles Schwab & Co., Inc. Special Custody A/C For Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	3,018,410	8.26%	1.96%

Columbia Short Term Bond Fund

Acquiring Fund

Class Z

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation Merger*
Bank of America NA Attn: Joan Wray/Funds Accounting TX1-945-08-18 411 N. Akard Street Dallas, TX 75201-3307	55,328,069	66.06%	50.38%

State Street Bank & Trust AAF Life Goal Income & Growth Attn: Jim Botsolis Two Avenue de Lafayette, LCC/45 Boston, MA 02111-1724	6,401,880	7.64%	5.83%

*	Percentage owned assuming consummation of the merger on December 21, 2007.

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Appendix E — Capitalization

The following table shows on an unaudited basis the capitalization of the Short-Term Government Securities Fund and the Columbia Short Term Bond Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Short-Term Government Securities Fund by the Columbia Short Term Bond Fund, the capitalization of Columbia Short Term Bond Fund at net asset value as of that date:

	Short-Term Government Securities Fund (Shares Class)	Columbia Short Term Bond Fund (Class Z)	Pro Forma Adjustments		Columbia Short Term Bond Fund (Class Z) Pro Forma Combined(1)
Net asset value	$260,931,758	$826,561,455	$260,823,933	(2)(3)	$1,087,385,388
Shares outstanding	36,935,550	83,813,522	26,452,732	(3)	110,266,254
Net asset value per share	$7.06	$9.86			$9.86

(1)	Assumes the Merger was consummated on November 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of Columbia Short Term Bond Fund will be received by shareholders of the Short-Term Government Securities Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Short Term Bond Fund that actually will be received on or after such date.
(2)	Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of $107,825 to be borne by Short-Term Government Securities Fund.
(3)	Shares Class shares of Short-Term Government Securities Fund are exchanged for Class Z shares of Columbia Short Term Bond Fund based on the net asset value per share of Columbia Short Term Bond Fund’s Class Z shares at the time of the Merger.

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Appendix F — Information Applicable to the Acquiring Fund

Below is additional information regarding the Acquiring Fund. As used in this Appendix F, the term “Fund” refers to the Acquiring Fund.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price an investor pays or receives buying, selling or exchanging shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. Columbia Funds calculates the net asset value per share for Class Z shares of the Fund at the following times each business day (unless the Fund closes early): 4:00 p.m. Eastern time.

The Fund’s share class calculates its NAV as follows:

(Value of assets of the share class)
– (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. Columbia Funds uses the amortized cost method, which approximates market value short-term investments maturing in 60 days or less.

Transaction Rules and Policies

Shareholders should also ask their selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell requests. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

F-1

Orders can be delivered by mail, by telephone or online. Orders for the Fund that are received in “good form” by the Fund’s transfer agent or the investor’s selling and/or servicing agent before the end of the business day will receive that day’s net asset value per share.

“Good Form”

An order is in “good form” if the transfer agent has all of the information and documentation it deems necessary to effect the investor’s order. For example, when the investor sells shares by letter of instruction, “good form” means that the letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities call 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once an investor has an account, the investor can communicate written buy, sell and exchange requests to the transfer agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

An investor can place orders to buy, sell or exchange by telephone depending on how the investor completes the telephone authorization section of the account application. To place orders by telephone, an investor should call 1-800-422-3737 and have his or her taxpayer identification number (TIN) available when calling. The investor can sell up to an aggregate of $100,000 of shares by check via the telephone in any 30-day period if he or she qualifies for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

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Online Transactions

Once the investor has an account, he or she should contact Columbia Funds at 1-800-708-5903 (individual investors) or 1-800-353-0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The transfer agent has procedures in place to authenticate electronic orders delivered through the internet. An investor will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

An investor can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if he or she qualifies for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify an investor’s identity when he or she opens an account. This information may include the investor’s name, address, date of birth (for individuals), and taxpayer or other government issued identification. If the investor fails to provide the requested information, the Fund may need to delay the date of the purchase or may be unable to open the account, which may result in a return of investment monies. In addition, if the Fund is unable to verify an investor’s identity after an account is open, the Fund reserves the right to close the account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Accounts Below $250

Columbia Funds generally will automatically sell an investor’s shares if the value of an investor’s account (treating each account of the Fund the investor owns separately from any other account of the Fund the investor may own) falls below $250. If the investor’s shares are sold, the Transfer Agent will remit the sale proceeds to the investor. Any otherwise applicable CDSC will not be imposed on such automatic sale of the investor’s shares. The Transfer Agent will send the investor written notification in advance of any automatic sale, which will provide details on how the investor may avoid such automatic sale. Generally, the investor may avoid such automatic sale by raising their account balance, consolidating their accounts through an exchange of shares of another Columbia Fund which the investor hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.708.5903 or contact a financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year. Columbia Funds may also sell the investor’s shares if a financial intermediary tells us to sell their shares pursuant to arrangements made with the investor, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Minimum Balance Fee

If the value of an investor’s account (treating each account of the Fund the investor owns separately from any other account of the Fund the investor may own) falls below the minimum initial investment requirement applicable to the investor, their account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in their account. Any otherwise applicable

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CDSC will not be imposed on such automatic sale of the investor’s shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send the investor written notification in advance of assessing any fee, which will provide details on how the investor can avoid the imposition of such fee. Generally, the investor may avoid the imposition of such fee by raising their account balance, consolidating their accounts through an exchange of shares of another Columbia Fund in which they hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.columbiafunds.com, call 800.345.6611 or contact a financial advisor for more information. Columbia Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders—The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading. The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

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Specific Buying and Exchanging Limitations—If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund. For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity. These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices—The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known. Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it. Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are

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generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

The Board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others.

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Opening an Account and Placing Orders

Columbia Funds encourages investors to consult with a financial advisor who can help with investment decisions and who can help the investor open an account. Once an investor has an account, he or she can buy, sell and exchange shares by contacting his or her financial advisor or selling and/or servicing agent who will send the order to the transfer agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once an investor has an account he or she can also communicate orders directly to the transfer agent by mail, by telephone or online.

Buying Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum additional investment for Class Z shares for the following categories of eligible investors”:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

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The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•

Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code. Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows an investor to make regular purchases in amounts of $50 or more via automatic transfers from their bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or a financial advisor to set up the plan.

Dividend Diversification

Generally, an investor may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional

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sales charge. A sales charge may apply when the investor invests distributions made by a Columbia Fund that were not assessed a sales charge at the time of the investor’s initial purchase. Call Columbia Funds at 800.345.6611 for details.

Wire Purchases

An investor may buy Class Z shares of the Fund by wiring money from the investor’s bank account to the investor’s Fund account by calling the Transfer Agent at 800.422.3737.

Electronic Funds Transfer

An investor may buy Class Z shares of the Fund by electronically transferring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 1-800-422-3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” The investor must set up this feature by contacting the transfer agent prior to his or her request.

Other Purchase Rules Investors Should Know

•

Once the Transfer Agent or the investor’s selling and/or servicing agent receives the investors buy order in “good form,” their purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	Investors generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel the investor’s order if it doesn’t receive payment within three business days of receiving the investor’s buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending investor’s buy orders to the Transfer Agent and ensuring that we receive their money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When a shareholder sells shares, the Fund is effectively buying them back from the shareholder. This is called a redemption.

Wire Redemptions

A shareholder may request that Class Z shares sale proceeds be wired to the shareholder’s bank account by calling the Transfer Agent at 1-800-422-3737. The shareholder must set up this feature prior to the request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts.

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Electronic Funds Transfer

A shareholder may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to the shareholder’s bank account by calling the transfer agent at 1-800-422-3737. It may take up to three business days for the sale proceeds to be received by the bank. The shareholder must set up this feature by contacting the transfer agent prior to the request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets investors withdraw funds from their Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or a financial advisor to set up the plan. An investor’s account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If the investors sets up the plan after they have opened their account, their signature must be Medallion guaranteed. All distributions must be reinvested to participate in the Systematic Withdrawal Plan. Investors can choose to receive withdrawals via check or direct deposit into their bank account. Investors can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the transfer agent at 800.422.3737. It’s important to remember that if investors withdraw more than their investment in the Fund is earning, they will eventually use up their original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, investors may incur the brokerage and transaction costs associated with converting the portfolio securities they receive into cash. Also, the portfolio securities investors receive may increase or decrease in value before investors convert them into cash.

Other Redemption Rules Investors Should Know

•

Once the Transfer Agent or the investor’s selling and/or servicing agent receives their sell order in “good form,” their shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount being sold and the balance will be remitted to the investor.

•

If investors sell their shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to the investor’s bank account within three business days after the Transfer Agent or the investor’s selling and/or servicing agent receives their order in “good form.”

•

If investors sell their shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or the investor’s selling and/or servicing agent receives their order in “good form.”

•	If investors paid for their shares by check, Columbia Funds will hold the sale proceeds when they sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

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•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•

Other restrictions may apply to retirement accounts. For information about these restrictions, investors should contact their retirement plan administrator. Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Other Redemption Rules Investors Should Know

•

If an investor sells shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to the investor’s bank account within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•

If an investor sells shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•	If an investor paid for shares by check, Columbia Funds will hold the sale proceeds when the investor sells those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	Columbia Funds can delay the payment of sale proceeds of the Fund for up to seven days.

Exchanging Shares

An investor can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. Investors should read the prospectus of, and make sure they understand the investment objective and principal investment strategies of, the Columbia Fund into which they are exchanging.

Systematic Exchanges

Investors may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or a financial advisor to set up the plan. If the investor sets up their plan to exchange more than $100,000 each month, they must have their signature Medallion guaranteed.

Exchanges will continue as long as the investor’s balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies. Investors may terminate the program or change the amount they would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.345.6611. A sales charge may apply when an investor exchanges shares of a Columbia Fund that were not assessed a sales charge at the time of the investor’s initial purchase.

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Other Exchange Rules Investors Should Know

•	Exchanges are made at net asset value.

•	An investor can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	An investor may make exchanges only into a Columbia Fund that is legally offered and sold in the investor’s state of residence.

•	An investor generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel an investor’s right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless an investor’s account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and the investor may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund will not have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

•	Declarations daily

•	Distributions monthly

The Fund may, however, declare and pay distributions of net investment income more frequently. Each time a distribution is made, the net asset value per share is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If an investor sells all of his or her shares after the record date, but before the payment date, for a distribution, the investor normally receives that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the Fund unless the investor informs us he or she wants to receive distributions in cash. Investors can do this by writing Columbia Funds at the address on the cover page of this Prospectus/Proxy Statement, or by calling us at 1-800-345-6611 (individual investors) or 1-800-708-7953 (institutional investors).

Unless an investor is investing through a tax-deferred retirement account (such as an IRA), the investor should consider avoiding buying Fund shares shortly before the Fund makes a distribution,

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because doing so can cost the investor money in taxes because the investor will, in effect, receive part of the purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” investors should check the Fund’s distribution schedule above before investing.

Similarly, if an investor buys shares of the Fund when it holds securities with unrealized capital gain, the investor will, in effect, receive part of his or her purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If Fund shares are bought when it has capital loss carryforwards, the Fund may be able to use such carryforwards to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes

The Fund will send investors a statement each year showing how much they have received in distributions in the prior year and the distributions’ character for federal income tax purposes.

In addition, investors should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to shareholders.

•	Distributions are usually taxable to shareholders when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to shareholders as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to shareholders as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long shareholders have owned their shares.

•

For taxable years beginning on or before December 31, 2010, if a shareholder is an individual and meets certain holding period and other requirements for his or her Fund shares, a portion of his or her distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where a shareholder is paid in securities. A shareholder’s sales (including those paid in securities) and exchanges of Fund shares usually will result in taxable capital gain or loss to the shareholder, equal to the difference between the amount the shareholder receives for his or her shares (or is

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deemed to have received in the case of exchanges) and the amount the shareholder paid (or is deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if the shareholder has held the Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to shareholders (including amounts paid to shareholders in securities and amounts deemed to be paid to shareholders upon an exchange of shares) if: a shareholder has not provided a correct taxpayer identification number (TIN) or has not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on a shareholder’s account is incorrect according to its records; or the IRS informs the Fund that the shareholder is otherwise subject to backup withholding.

MANAGEMENT OF THE FUND

Investment Advisor

Columbia Management, located at 100 Federal Street, Boston, MA 02110, is the Fund’s investment advisor and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a monthly fee for its investment advisory services at an annual percentage rate of 0.30% of the Fund’s average daily net assets. A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi-annual report to shareholders for the semi-annual period ended February 28, 2007.

Portfolio Managers

Information about the Columbia Management portfolio managers that are primarily responsible for overseeing the Fund’s investments is shown below.

Leonard A. Aplet

Service with the Fund (co-manager) since October 2004

Investment management experience since 1978

Columbia Management Portfolio Manager since 1987.

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Ronald Stahl

Service with the Fund (co-manager) since November 2006

Investment management experience since 1997

Columbia Management associated since January 1998.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management recommendations with approval only by the Board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Administrator

Columbia Management, as the Fund’s administrator, is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Fund pays Columbia Management a monthly fee for its services, plus certain out-of-pocket expenses, at an annual percentage rate of 0.14% of the Fund’s average daily net assets.

Distributor

Shares of the Fund are distributed by Columbia Distributors, Inc., which is located at One Financial Center, Boston, MA 02111. The distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

Transfer Agent

Columbia Management Services, Inc., located at One Financial Center, Boston, MA 02111, is the Fund’s transfer agent. The transfer agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The transfer agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the transfer agent monthly fees on a per-account basis. Fees paid to the transfer agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the transfer agent on the Fund’s behalf.

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CERTAIN CONFLICTS OF INTEREST

As described in Management of the Fund, the advisor, administrator, distributor and transfer agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

The advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	Compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	The allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	Separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	Regulatory and other investment restrictions on investment activities of the advisor and other Bank of America affiliates and accounts advised/managed by them;

•	Lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	Regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the advisor and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options.

For example:

•

The Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

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•

The Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	The Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which investors should be aware.

These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

CERTAIN LEGAL MATTERS

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

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Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which less than $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action - Mehta v AIG SunAmerica Life Assurance Company - involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On

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December 28, 2005, the same plaintiff’s attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in the Acquiring Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Acquiring Fund, which is the same as the pro forma annual expense ratio stated in the Annual Fund Operating Expenses tables, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. A shareholder’s actual costs may be higher or lower.

Columbia Short Term Bond Fund — Class Z Shares

Maximum Sales Charge 0.00%		Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Pro Forma Annual Expense Ratio*	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses**
1	5.00%	0.46%	4.52%	$10,451.92	$49.17
2	10.25%	0.48%	9.24%	$10,924.26	$51.39
3	15.76%	0.48%	14.18%	$11,417.94	$53.71
4	21.55%	0.48%	19.34%	$11,933.94	$56.14
5	27.63%	0.48%	24.73%	$12,473.25	$58.68
6	34.01%	0.48%	30.37%	$13,036.94	$61.33
7	40.71%	0.48%	36.26%	$13,626.10	$64.10
8	47.75%	0.48%	42.42%	$14,241.88	$67.00
9	55.13%	0.48%	48.85%	$14,885.50	$70.03
10	62.89%	0.48%	55.58%	$15,558.20	$73.19
Total Gain After Fees & Expenses				$5,558.20

Total Annual Fees & Expenses					$604.75

*	The figures in the table above are those of the Acquiring Fund on a pro forma combined basis after giving effect to the Merger. The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
**	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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Appendix G — Financial Highlights for the Acquiring Fund

The financial highlights table is designed to help you understand the Acquiring Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned each period assuming all dividends distributions had been reinvested. The information in the table below has been derived from the Acquiring Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, with the exception of the data for the six-month period ended September 30, 2007. PricewaterhouseCoopers LLP’s report, along with the Fund’s financial statements, are included in the Fund’s annual report, both of which are also incorporated by reference into the SAI.

Columbia Short Term Bond Fund — Class Z Shares

	(Unaudited) Six Months Ended September 30, 2007		Year Ended
			March 31, 2007	March 31, 2006(a)		March 31, 2005		March 31, 2004		March 31, 2003
Net Asset Value, Beginning of Period	$9.82		$9.73	$9.80		$10.06		$10.08		$9.82

Income from Investment Operations
Net investment income(b)	0.24		0.42	0.33		0.24		0.22		0.31
Net realized and unrealized gain (loss) on investments	—		0.09	(0.07)		(0.25)		0.04		0.29

Total from Investment Operations	0.24		0.51	0.26		(0.01)		0.26		0.60
Less Distributions Declared to Shareholders
From net investment income	(0.24)		(0.42)	(0.33)		(0.23)		(0.23)		(0.31)
From net realized gains	—		—	—		(0.02)		(0.05)		(0.03)

Total distributions declared to shareholders	(0.24)		(0.42)	(0.33)		(0.25)		(0.28)		(0.34)

Net Asset Value, End of Period	$9.82		$9.82	$9.73		$9.80		$10.06		$10.08
Total return(c)(d)	2.45	%(e)	5.39%	2.73%		(0.04%)		2.60%		6.18%
Ratios to Average Net Assets/Supplemental Data
Net Expenses(e)	0.48	%(g)	0.48%	0.47%		0.48%		0.47%		0.50%
Net investment income(e)	4.83	%(g)	4.29%	3.40%		2.37%		2.24%		2.99%
Waiver/reimbursement	0.02	%(g)	0.02%	0.08	%(f)	0.10	%(f)	0.13	%(f)	0.10%
Portfolio turnover rate	30	%(e)	72%	80%		128%		164%		54%
Net assets end of period (000’s)	$824,185		$857,655	$1,130,604		$926,514		$1,099,131		$791,981

(a)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the Fund’s advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(f)	Bank of America Corporation assumed certain non-recurring costs. Absent these non-recurring costs, the waiver/reimbursement ratio would have been 0.02%, 0.08% and 0.10% for the years ended March 31, 2006, March 31, 2005 and March 31, 2004, respectively.

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Appendix H — Comparison of Organizational Documents

	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Shareholder Voting Rights	The Corporation’s Articles of Incorporation provide that shareholders have the right to vote on any matter submitted to a vote of stockholders. The By-Laws specifically provide that shareholders have the right to elect directors. Although not specifically stated in the Articles, Corporation shareholders have the right to vote on all matters required by the 1940 Act, including advisory agreements.	The Trust’s Declaration of Trust provides that shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, and 6) to terminate the Trust’s independent public accountant.

Shareholder Meetings	The Corporation’s By-Laws provide that special meetings of the shareholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Board or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.	The Trust’s Declaration of Trust provides that shareholders have the right to call special meetings only to the extent the SEC staff takes the position by rule, interpretive letter or public release that they are entitled to do so. Otherwise, only the Board, its Chairman or the President of the Trust may call shareholder meetings.

Quorum for Shareholder Meetings	The Corporation’s By-Laws state that a quorum is met when at least a majority of the shares entitled to vote are present.	A quorum is met when 33 1/3% of the shares entitled to vote are present.

Required Shareholder Vote	Except when a larger vote is required by law or the Articles, the Corporation’s By-Laws state that a majority of all the votes cast will decide all matters. Where a matter is to be voted by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.	Except when a larger vote is required by law or the Declaration of Trust, a majority of shares voted will decide all matters, except that a plurality shall elect a Trustee.

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	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Notice to Shareholders	The Corporation’s By-Laws state that notice of shareholder meetings must be sent to shareholders not less than 10 days prior to the meeting.	Notice of shareholder meetings must be sent to shareholders not less than 7 days prior to the meeting.

Manner of Voting	Shares may be voted in person or by proxy.	Shares may be voted in person or by proxy. The Trust limits this right where a proposal by anyone other than the officers or Trustees is submitted for a vote of shareholders or where there is a proxy contest opposing a proposal of the officers or Trustees. In those cases, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other means of transmission.

Amendment to the Articles of Incorporation/Declaration of Trust	The Corporation’s Articles provide that the Corporation can make amendments to its Articles which are now or hereafter authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment is authorized by not less than a majority vote of the shares entitled to be cast thereon.	The Trustees can amend the Declaration of Trust without shareholder approval.

Termination of the Fund, Series or Class	The Corporation’s Articles do not specifically provide for the termination of the Corporation. However, the Directors may sell and convert the assets of any class of the Corporation to money and the Corporation may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.	The Trust and any series thereof may be terminated at any time by the Board with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the Trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.

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	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Merger, Consolidation or Conversion	The Corporation’s Articles permit the Directors to sell and convey the assets of a class of the Corporation to another entity without shareholder approval unless shareholder approval is required by law. The Corporation’s Articles further permit the Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Directors reasonably determine that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.	The Trustees have the power to cause the Trust or any series to be merged or consolidated with another trust or company. The Board may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. The Trustees are expressly granted the right to convert to a feeder fund in a master-feeder structure without shareholder approval.

Committees	The Corporation does not have mandatory committees, but the Board may appoint from among its members an executive and other committees of the Board composed of two or more directors. To the extent permitted by law, the Board may delegate to any such committee or committees any of the powers of the Board in the management of the business, affairs and property of the Corporation.	The Trust has two standing committees created in its Declaration of Trust that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Board of the Trust may form or abolish other committees.

Removal of Directors/ Trustees	The Corporation’s By-Laws provide that Directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.	Trustees may be removed with or without cause at any time by a written instrument signed by at least 2/3 of the other Trustees. Additionally, if required by Section 16(c) of the 1940 Act, a Trustee may be removed at a shareholders meeting by a vote of at least 2/3 of the outstanding shares.

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	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Director/Trustee Liability and Indemnification

The Corporation’s Articles state that no provision of the Articles shall protect or purport to protect any director against any liability to the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Corporation’s Articles state that each director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the 1940 Act and applicable state the Corporation law, now or hereafter in force, including advance of related expenses.

The Corporation’s By-Laws state that Directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act, except that such indemnity shall not protect any such person against any liability to the Corporation to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of the Corporation’s Directors in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding mutual fund director indemnification.

Trustees will be liable to the Trust by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Trustees will also not be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee’s official capacity, 2) with respect to any matter where the Trustee is judged to be liable in the performance of his duty to the Trust unless the adjudicator determines that the Trustee was not liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

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	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Advancement of Expenses Incurred in Defending Directors/ Trustees	The Corporation’s By-Laws provide that Directors are entitled to advances from the Corporation for payment of the reasonable expenses incurred by them in connection with proceedings to which the Director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act. Similar to the above, inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding advancement of expenses to mutual fund directors.	Trustees can be advanced expenses upon a written agreement whereby the Trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the Trustee posts security for the undertaking, 2) the Trust has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested Trustees, or independent legal counsel, determine that the Trustee will ultimately be found entitled to indemnification.

Shareholder Liability	Although not explicitly stated in its Articles, shareholders of the Corporation would have the same limitation of personal liability as is extended to shareholders of other corporations incorporated in the State of Maryland. Generally, a corporation is regarded as a separate legal entity from its shareholders. Consequently, its shareholders are ordinarily insulated from liability for the debts of the corporation absent fraud or clear disregard for the corporate structure. For example, courts will look through the corporation to a shareholder when such shareholder is using the corporate entity as a shield for the perpetration of a fraud against a third party.

Although not explicitly stated in the Declaration of Trust, shareholders of the Trust are protected from liability under the Delaware Statutory Act, which provides that shareholders of a Delaware statutory trust shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. See the discussion under Corporation with respect to the liability of corporate shareholders.

If any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating solely to his being or having been a shareholder, and

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	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
not because of his acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Distributions	Directors may declare from time to time, at their sole discretion, dividends and distributions in stock or in cash or both.	Trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

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EXC-51/149031-0208

SHORT-TERM TAX-EXEMPT SECURITIES FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Short-Term Tax-Exempt Securities Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., into Columbia Short Term Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including United States Trust Company, National Association (“USTNA”), the investment advisor to the Acquired Fund. Bank of America is the ultimate parent company of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund, and USTNA. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition.

CMG’s overall goal in proposing the fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a significantly larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes. More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Tax-Exempt Funds, Inc.

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 14, 2008

SHORT-TERM TAX-EXEMPT SECURITIES FUND

A Series of Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

To the shareholders of

Short-Term Tax-Exempt Securities Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Short-Term Tax-Exempt Securities Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Short Term Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr.

Secretary

February 8, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

SHORT-TERM TAX-EXEMPT SECURITIES FUND

c/o Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

c/o Columbia Funds Series Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

This Prospectus/Proxy Statement contains information shareholders should know before voting on the approval of the Agreement and Plan of Reorganization with respect to the proposed acquisition of Short-Term Tax-Exempt Securities Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Corporation”), by Columbia Short Term Municipal Bond Fund (the “Acquiring Fund” and, together with the Acquired Fund, each a “Fund” and collectively the “Funds”), a series of Columbia Funds Series Trust (the “Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a “Merger.” The Funds are series of separate registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of United States Trust Company, National Association (“USTNA”) and USTNA, through its separately identifiable division, U.S. Trust New York Asset Management Division (“USTNY”), acts as the investment adviser to the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of USTNA, on July 1, 2007, and as a result became the ultimate parent of USTNA. Prior to that acquisition, Columbia Management and USTNA were not affiliates of each other. Effective on or about February 15, 2008, the advisory contract pursuant to which USTNY provides advisory services to the Acquired Fund will be assigned to UST Advisers, Inc. (“UST Advisers”). Both USTNY and UST Advisers are wholly-owned subsidiaries of Bank of America Corporation. The Board of Directors of the Corporation approved the transfer at a meeting held on December 12, 2007, in anticipation of the merger of USTNA into Bank of America, N.A., which is scheduled to take place on February 22, 2008. This transfer will not change (i) the way in which the Acquired Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Acquired Fund, or (iii) the management fees the Acquired Fund pays.

The Acquiring Fund seeks current income exempt from federal income tax, consistent with minimal fluctuation of principal. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund’s Class Z with the same aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures, as the net value of the assets and liabilities transferred. After that exchange, the shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to this Prospectus/Proxy Statement.

•	The Prospectus of the Acquired Fund dated July 1, 2007, as supplemented.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semi-Annual Report to Shareholders of the Acquired Fund dated September 30, 2007.

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The Acquired Fund previously has sent its most recent annual report and semi-annual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1.	What Merger is being proposed?

The Board of Directors (the “Board” or, collectively, “Directors”) of Short-Term Tax-Exempt Securities Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., is recommending that shareholders approve the merger of the Acquired Fund into Columbia Short Term Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund’s Shares Class will receive shares of the Acquiring Fund’s Class Z with a dollar value, as determined using the Acquiring Fund’s valuation procedures, equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board believes that the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment objectives and principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered

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that, based on estimated operating expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the Acquired Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Directors.

3.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment strategies. The Acquired Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal, while the Acquiring Fund seeks current income exempt from federal income tax, consistent with minimal fluctuation of principal. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes, including the alternative minimum tax, while the Acquiring Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax but not necessarily the federal alternative minimum tax.

The table below compares the investment objective and principal investment strategies of each Fund.

Comparison of Investment Objectives and Principal Investment Strategies

	Short-Term Tax-Exempt Securities Fund (Acquired Fund)	Columbia Short Term Municipal Bond Fund (Acquiring Fund)
Investment Objective	The Acquired Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.	The Acquiring Fund seeks current income exempt from federal income tax with minimal fluctuation of principal.

Principal Investment Strategies

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets (which includes any borrowings for investment purposes) in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes, including the alternative minimum tax. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax, the Fund may, on occasion, purchase municipal securities subject to alternative minimum tax if in the Fund Adviser’s judgment compelling investment opportunities present themselves.

Under normal circumstances, the Acquiring Fund invests at least 80% of net assets (which includes net assets plus any borrowings for investment purposes) in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax). The Fund may invest up to 20% of net assets in securities that pay interest that is subject to taxation, including the federal alternative minimum tax.

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Short-Term Tax-Exempt Securities Fund (Acquired Fund)	Columbia Short Term Municipal Bond Fund (Acquiring Fund)

The Acquired Fund will have a dollar weighted average life that normally will not exceed three years. There is no restriction on the maturity of any single security held by the Fund.	The Acquiring Fund’s dollar weighted average maturity will be less than three years.

In selecting municipal securities for the Acquired Fund, the Adviser emphasizes preservation of principal and considers each security’s yield and total return potential relative to other available municipal securities.

The Acquiring Fund’s advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio, including local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different issuers, industry sectors and maturities. In connection with selecting individual investments for the Fund, the Advisor evaluates a security based on its potential to generate income and capital appreciation and considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities. The Advisor may sell a security if the Advisor believes that there is deterioration in the issuer’s financial circumstances, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

The Acquired Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.	The Acquiring Fund may invest in derivatives, including futures, options, swap contracts and other derivative instruments. The Acquiring Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

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Short-Term Tax-Exempt Securities Fund (Acquired Fund)	Columbia Short Term Municipal Bond Fund (Acquiring Fund)

The Acquired Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or determined by the Fund’s advisor to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties.	The Acquiring Fund has no comparable investment policy relating to ratings of municipal securities.

The following table highlights the differences in the Funds’ fundamental investment policies. A “fundamental” investment policy is one that may not be changed without shareholder approval.

Comparison of Fundamental Investment Policies

Short-Term Tax-Exempt Securities Fund (Acquired Fund)	Columbia Short Term Municipal Bond Fund (Acquiring Fund)

The Acquired Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) except to the extent that purchase by the Acquired Fund of municipal obligations or other securities directly from the issuer thereof in accordance with the Acquired Fund’s investment objective, policies and limitations may be deemed to be underwriting.

The Acquiring Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

The Acquired Fund may not purchase or sell real estate, except that the Fund may invest in municipal obligations secured by real estate or interests therein. The prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

The Acquiring Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

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Short-Term Tax-Exempt Securities Fund (Acquired Fund)	Columbia Short Term Municipal Bond Fund (Acquiring Fund)

The Acquired Fund may not purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Fund may enter into futures contracts and futures options.	The Acquiring Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

The Acquired Fund may not issue any senior securities, except insofar as any borrowing by the Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options.

The Acquired Fund may not borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that the Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

The Acquiring Fund may not borrow money or issue senior securities except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder and any exemptive relief obtained by the Fund.

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Short-Term Tax-Exempt Securities Fund (Acquired Fund)	Columbia Short Term Municipal Bond Fund (Acquiring Fund)

The Acquired Fund may not purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation. For purposes of this policy, (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

The Acquired Fund may not invest in securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

The Acquiring Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes, including the alternative minimum tax.

Under normal circumstances, the Acquired Fund may not (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets

Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

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Short-Term Tax-Exempt Securities Fund (Acquired Fund)	Columbia Short Term Municipal Bond Fund (Acquiring Fund)
so that less than 80% of the income that it distributes will be exempt from federal income tax. This limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Acquired Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

The Acquired Fund may not make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.	The Acquiring Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

The Acquiring Fund may not purchase any securities which would cause more than 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

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The following table highlights the differences in the Funds’ non-fundamental investment policies. A “non-fundamental” investment policy is one that may be changed by a Fund’s board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Comparison of Non-Fundamental Investment Policies

Short-Term Tax-Exempt Securities Fund (Acquired Fund)	Columbia Short Term Municipal Bond Fund (Acquiring Fund)
The Acquired may not purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options.	The Acquiring Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Acquired Fund mat not purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

The Acquiring Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Acquiring Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Acquired Fund does not have a corresponding non-fundamental policy.	Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Rule 35d-1 under the 1940 Act.

The Acquired Fund does not have a corresponding non-fundamental policy, but does currently have a policy to limit its investments in illiquid securities to 10% of its net assets.	The Acquiring Fund may not invest more than 15% of its net assets in illiquid securities.

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4.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund. In addition, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended March 31, 2007 for the Acquired Fund and ended March 31, 2007 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger, based on pro forma combined net assets as of September 30, 2007.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by less than $0.01 per share based on shares outstanding as of September 30, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately 3 months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Based on the operating expense ratios shown below, the total operating expense ratio of the Class Z shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of the Shares Class shares of the Acquired Fund.

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Annual Fund Operating Expenses

(deducted directly from Fund assets)

	Short-Term Tax-Exempt Securities Fund (Acquired Fund)		Columbia Short Term Municipal Bond Fund (Acquiring Fund)		Pro Forma Columbia Short Term Municipal Bond Fund (Acquiring Fund)
	Shares Class		Class Z		Class Z
Management Fees	0.45	% (1)(7)	0.45	% (3)	0.45	% (3)
Other Expenses	0.35%		0.06%		0.06	% (6)
Acquired Fund Fees and Expenses(4)	—		—		—

Total Annual Fund Operating Expenses	0.80	% (7)	0.51%		0.51%
Less Fee Waivers and/or Reimbursements	(0.20	%) (2)	(0.11%)		(0.11%)

Net Annual Fund Operating Expenses	0.60	% (2)	0.40	% (5)	0.40	% (5)

(1)	The fund pays an investment advisory fee of 0.30% and an administration fee of 0.15%. The Administrator receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc.; Excelsior Tax-Exempt Funds, Inc. and the Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund, and Pacific/Asia Fund, series of Excelsior Funds, Inc. or the Excelsior Funds Trust). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(2)	The expense information in the table reflects contractual fee waivers currently in effect. The Fund’s advisor has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the advisor terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.
(3)	The Fund pays investment advisory fees of 0.30% and an administration fee of 0.15%. The Fund’s advisor has implemented a breakpoint schedule for the Fund’s investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets up to $500 million and 0.25% for assets in excess of $500 million.
(4)	Amount is less than 0.01% and is included in other expenses.
(5)	The Fund’s advisor and/or some of the Fund’s other service providers have contractually agreed to waive fees and/or reimburse expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extra ordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodial, so that they do not exceed 0.40%, until July 31, 2009. The figure shown here is after waivers and/or reimbursements. There is no guarantee that this limitation will continue after July 31, 2009. The Fund’s advisor and the Fund’s distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.
(6)	Other expenses are restated to reflect contractual changes to the fees paid by the Fund.
(7)	The Fund’s administrator has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.40% and “Total Annual Fund Operating Expenses” would be 0.75%. The Fund’s administrator, at its discretion, may revise or discontinue this arrangement at any time.

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Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses Tables. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	Redemption of shares at the end of each period.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Short-Term Tax-Exempt Securities Fund
Shares Class:	$61	$235	$425	$971

Columbia Short Term Municipal Bond Fund
Class Z:	$41	$152	$274	$630

Columbia Short Term Municipal Bond Fund (pro forma combined)
Class Z:	$41	$152	$274	$630

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix F for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, holders of Shares Class shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund. The Merger is not expected to result in any substantive changes to shareholder

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rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix F.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains (after reduction by any available capital loss carryforwards) to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund, the Acquired Fund and Columbia Management each may bear a portion of the out-of-pocket expenses associated with the Merger, as noted below. Out-of-pocket expenses associated with the Merger (“Merger Expenses”) include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

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The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to the Acquired Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Estimated Merger Expenses that are not specifically allocable to either Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that are in excess of the Fund’s Estimated First Year Savings. The estimated Merger Expenses to be borne by the Acquired Fund are approximately $37,074 (less than $0.01 per share, based on shares outstanding as of September 30, 2007), assuming completion of the Merger. The Acquiring Fund is not expected to bear any Merger Expenses. Should the Merger fail to occur, Columbia Management will bear all Merger Expenses.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II.    PROPOSAL — MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with each Fund generally are similar because the Funds generally have similar investment objectives and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to substantially similar principal risks, including market risk, interest rate risk, credit risk, municipal securities risk, changing distribution level risk and derivatives risk, each of which is described below.

Market Risk—Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors

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affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Interest Rate Risk—Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Credit Risk—Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Municipal Securities Risk—Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They also may depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in similar sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

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Changing Distribution Levels Risk—The amount of the distributions paid by the Funds generally depends on the amount of income and/or dividends received by the Funds on the securities they hold. The Funds may not be able to pay distributions or may have to reduce their distribution level if the income and/or dividends the Funds receive from their investments decline.

Derivatives Risk—Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative investment and strategies, see the SAI.

Shareholders of the Acquired Fund should note that, although the investment objective and principal investment strategies of the Acquiring Fund generally are similar to those of the Acquired Fund, the Acquiring Fund may have a different investment style and different investment limitations. Please see the answer to question 3 above under “Questions and Answers Regarding Approval of the Merger” for more information regarding the investment objectives, principal investment strategies and investment policies of the Funds.

Information about the Merger

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, and if all other conditions are satisfied, and if all other conditions are satisfied, the Merger is expected to occur in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures, equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger.

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•

The Acquiring Fund’s Class Z shares received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund’s Shares Class pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board of the Corporation and the Board of Trustees of the Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger.

Shares that Shareholders Will Receive

If the Merger occurs, shareholders of the Acquired Fund’s Shares Class will receive shares in the Acquiring Fund’s Class Z shares. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures, equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund. The net asset value of the shares issued by the Acquiring Fund in the Merger will reflect the expenses of the Merger allocated to the Acquiring Fund.

•

They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix H to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger is not expected to result in any substantive changes to shareholder rights regarding or procedures for purchasing, redeeming and exchanging shares. Please see Appendix F to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $20 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under

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this policy, the Acquiring Fund will generally automatically sell an investor’s shares if the value of an account falls below $250. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy, and applicable investment minimums is described in Appendix F. The Acquired Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

•

Shares of the Acquired Fund accrue dividends based on the “exclude” methodology (a shareholder begins earning dividends on the day after the fund receives payment for shares and continues to earn dividends through the day the redemption of such shares settle) while shares of the Acquiring Fund accrue dividends based on the “include” methodology (a shareholder begins earning dividends on the day the fund receives payments for shares, and continues to earn dividends through the day before the day the redemption of such shares settles). As a result, shareholders of the Acquired Fund may receive dividends on one less day as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix E to this Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Directors of the Corporation, including all Directors who are not “interested persons” (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Directors have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

The Directors of the Corporation considered and approved the Merger at a meeting held September 27-28, 2007.

At the meeting, the Directors (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	various alternatives to the Merger, including the continued operation of the Acquired Fund and certain other funds as a separate fund complex and the possible liquidation of the Acquired Fund;

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4.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

5.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances can be given that the Acquiring Fund would achieve any particular level of performance after the Merger;

6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

8.	the anticipated tax-free nature of the exchange of shares in the Merger and other expected federal income tax consequences of the Merger.

9.	the potential benefits of the Merger to Columbia Management and its affiliates;

10.	various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquired Fund is part of a Maryland Corporation and the Acquiring Fund is part of a Delaware statutory trust;

11.	the fact that shareholders of the Acquired Fund are not expected to experience any substantive change in shareholder services as a result of the Merger; and

12.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Directors also considered that the Funds have different Boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Directors also considered, however, that many of the Funds’ service providers are identical. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund’s portfolio. Larger mutual funds typically have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund both seek to provide current interest income exempt from federal income taxes. Columbia Management believes that streamlining the Columbia Funds family’s product offerings in a particular asset segment will help to minimize investor confusion.

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Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Fund, the Board of Trustees of such Fund has agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix F for more information.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for the Acquired Fund’s Shares Class and for the Acquiring Fund’s Class Z shares. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

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Short-Term Tax-Exempt Securities Fund

(Acquired Fund)

For periods shown in bar chart:

Best quarter: 1st quarter 2001, 1.80%

Worst quarter: 2nd quarter 2004, (0.85)%

Columbia Short Term Municipal Bond Fund

(Acquiring Fund)

For periods shown in bar chart:

Best quarter: 2nd quarter 2002, 1.99%

Worst quarter: 2nd quarter 2004, (0.99)%

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The following tables list the average annual total return for the Acquired Fund’s Shares Class and the Acquiring Fund’s Class Z shares for the one-year, five-year and ten-year periods ended December 31, 2007. These tables are intended to provide a shareholder with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. These tables reflect average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. Each table also includes the performance of one or more relevant broad-based market indices. Indices are unmanaged and do not reflect deductions for fees, expenses, or taxes. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Short-Term Tax-Exempt Securities Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Shares Class
Return Before Taxes	3.74%	1.84%	2.69%
Return After Taxes on Distributions	3.74%	1.72%	2.62%
Return After Taxes on Distributions and Sale of Fund Shares	3.49%	1.74%	2.61%
Merrill Lynch 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.69%	2.53%	3.68%
Lehman Brothers 1-5 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	4.91%	2.68%	3.93%

*	The Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.
**	As of July 1, 2007, the Fund’s average annual total returns are compared exclusively to the Lehman Brothers 1-5 Year Municipal Bond Index. The Lehman Brothers 1-5 Year Municipal Bond Index is a total return performance benchmark for investment-grade municipal bonds with maturities between one and five years. The Fund has selected the Lehman Brothers 1-5 Year Municipal Bond Index because the Adviser believes that it provides a more accurate benchmark for comparing Fund performance.

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Columbia Short Term Municipal Bond Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years*

Class Z shares
Return Before Taxes	4.25%	2.47%	3.53%
Return After Taxes on Distributions	4.25%	2.47%	3.53%
Return After Taxes on Distributions and Sale of Fund Shares	3.97%	2.51%	3.50%
Merrill Lynch 1-3 Year U.S. Municipal Index (reflects no deductions for fees, expenses or taxes)**	4.69%	2.53%	3.68%

*	The inception date of the Fund’s Class Z shares is October 7, 1993.
**	The Merrill Lynch 1-3 Year U.S. Municipal Index is an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. The index is not available for investment, and does not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Merger. It does not address any state, local or foreign tax consequences. A Fund shareholder’s tax treatment may vary depending on its particular situation. A Fund shareholder also may be subject to special rules not discussed below if it is a certain kind of Fund shareholder, including but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a person who holds Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Fund shares as a capital asset at the time of the Merger; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Merger is intended to be a tax-free reorganization for federal income tax purposes. Morrison & Foerster LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, current administrative rules and court decisions, all of which are subject to change (including changes with retroactive effect), generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

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•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the Merger;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryforwards of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryforward (and of capital loss carryforwards of the Acquiring Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.

The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

The opinion will be based on the continuing accuracy and completeness of certain factual representations made by each party, including certifications made by officers of the Acquired Fund, the Acquiring Fund, the Corporation and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its net tax-exempt investment income, net investment company taxable income (computed without regard to the deduction for dividends paid), and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends

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(to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carryforwards) built in to the other Fund. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

III.    GENERAL

Voting Information

The Directors are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $836.

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Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy prior to or at the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). A majority of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix D to this Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any

27

number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of                 , 2008, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

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1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding

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Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the

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Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)

To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or

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subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)

The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the

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reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)

At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the

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Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)

The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which

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they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)

As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns

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and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

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(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

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6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the

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corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.

The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date,

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except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

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(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund’s investment company taxable income for its taxable years ending on or after [ ], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [ ], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

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8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of [ ] satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of [ ] satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

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The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

[                    ] will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

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11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by [            ], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

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14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ]
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B — Corresponding Share Classes

Acquired Fund (Share Class)	Acquiring Fund (Share Class)
*****
Short-Term Tax-Exempt Securities Fund	Columbia Short Term Municipal Bond Fund
Shares Class	Class Z

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Appendix C — Authorized Capital

Acquired Fund	Share Class	Authorized Capital
Short-Term Tax-Exempt Securities Fund	Shares Class	500,000,000

Acquiring Fund	Share Class	Authorized Capital
Columbia Short Term Municipal Bond Fund	Class Z	Unlimited

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Appendix D — Share Ownership

Shares of the Acquired Fund Outstanding and Entitled to Vote

The Acquired Fund’s Shares Class had the following shares outstanding as of December 21, 2007:

Class	Number of Shares Outstanding and Entitled to Vote
Shares Class	13,849,930

Ownership of Shares

As of December 21, 2007, the Corporation believes that, as a group, the Directors and officers, as the case may be, of the Acquired Fund owned less than one percent of of shares of the Acquired Fund.

As of record on December 21, 2007, USTNA was believed to possess voting power with respect to 90.80% of the outstanding shares of the Acquired Fund, and such shares could thereby be deemed to be beneficially owned by USTNA as of such date. Atwell & Co. is the nominee for USTNA. Accordingly, USTNA may be considered to be a “controlling person” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. USTNA is a national banking association organized under the laws of the United States. The address of USTNA is: 114 West 47th Street, New York, New York 10036.

As of record on December 21, 2007, Bank of America, N.A. may be deemed to have “beneficially” owned 87.09% of the Acquiring Fund’s outstanding shares. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders. Bank of America, N.A. is a national banking association organized under the laws of the United States. The address of Bank of America, N.A. is: 101 South Tyron Street, Charlotte, North Carolina, 28255-0001.

Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A. and USTNA.

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

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Short-Term Tax-Exempt Securities Fund

Acquired Fund

Shares Class

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger
Atwell & Co. PO Box 456 Wall Street Station New York, NY 10005	11,498,980	83.03%	17.75%

Atwell & Co. PO Box 2044 Peck Slip Station New York, NY 10038	695,902	5.02%	1.07%

Columbia Short Term Municipal Bond Fund

Acquiring Fund

Class Z

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation Merger*
Bank of America NA Attn: Joan Wray/Funds Accounting 411 N. Akard Street FL 5 Dallas, TX 75201-3307	34,500,464	97.11%	76.35%

*	Percentage owned assuming consummation of the Merger on December 21, 2007.

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Appendix E — Capitalization

The following table shows on an unaudited basis the capitalization of Short-Term Tax-Exempt Securities Fund and the Columbia Short Term Municipal Bond Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Short-Term Tax-Exempt Securities Fund by Columbia Short Term Municipal Bond Fund, the capitalization of Columbia Short Term Municipal Bond Fund at net asset value as of that date:

	Short-Term Tax-Exempt Securities Fund (Shares Class)	Columbia Short Term Municipal Bond Fund (Class Z)	Pro Forma Adjustments		Columbia Short Term Municipal Bond Fund (Class Z) Pro Forma Combined(1)
Net asset value	$97,938,711	$361,001,585	$97,901,637	(2)(3)	$458,903,222
Shares outstanding	13,718,574	35,277,303	9,570,052	(3)	44,847,255
Net asset value per share	$7.14	$10.23			$10.23

(1)	Assumes the Merger was consummated on November 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of Columbia Short Term Municipal Bond Fund will be received by shareholders of the Short-Term Tax-Exempt Securities Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Columbia Short Term Municipal Bond Fund that actually will be received on or after such date.
(2)	Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of $37,074 to be borne by Short-Term Tax-Exempt Securities Fund.
(3)	Shares Class shares of Short-Term Tax-Exempt Securities Fund are exchanged for Class Z shares of Columbia Short Term Municipal Bond Fund based on the net asset value per share of Columbia Short Term Municipal Bond Fund’s Class Z shares at the time of the Merger.

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Appendix F — Information Applicable to the Acquiring Fund

Below is additional information regarding the Acquiring Fund. As used in this Appendix F, the term “Fund” refers to the Acquiring Fund.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price an investor pays or receives buying, selling or exchanging shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. Columbia Funds calculates the net asset value per share for Class Z shares of the Fund at the following times each business day (unless the Fund closes early): 4:00 p.m. Eastern time.

The Fund’s share class calculates its NAV as follows:

(Value of assets of the share class)
– (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. Columbia Funds uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

Transaction Rules and Policies

Shareholders should also ask their selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell requests. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

Orders can be delivered by mail, by telephone or online. Orders for the Fund that are received in “good form” by the Fund’s transfer agent or the investor’s selling and/or servicing agent before the end of the business day will receive that day’s net asset value per share.

“Good Form”

An order is in “good form” if the transfer agent has all of the information and documentation it deems necessary to effect the investor’s order. For example, when the investor sells shares by letter of instruction, “good form” means that the letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities call 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once an investor has an account, the investor can communicate written buy, sell and exchange requests to the transfer agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

An investor can place orders to buy, sell or exchange by telephone depending on how the investor completes the telephone authorization section of the account application. To place orders by telephone, an investor should call 1-800-422-3737 and have his or her taxpayer identification number (TIN) available when calling. The investor can sell up to an aggregate of $100,000 of shares by check via the telephone in any 30-day period if he or she qualifies for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once the investor has an account, he or she should contact Columbia Funds at 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The transfer agent has procedures in place to authenticate electronic orders delivered through the internet. An investor will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

An investor can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if he or she qualifies for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify an investor’s identity when he or she opens an account. This information may include the investor’s name, address, date of birth (for individuals), and taxpayer or other government issued identification. If the investor fails to provide the requested information, the Fund may need to delay the date of the purchase or may be unable to open the account, which may result in a return of investment monies. In addition, if the Fund is unable to verify an investor’s identity after an account is open, the Fund reserves the right to close the account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Accounts Below $250

Columbia Funds generally will automatically sell an investor’s shares if the value of an investor’s account (treating each account of the Fund the investor owns separately from any other account of the Fund the investor may own) falls below $250. If the investor’s shares are sold, the transfer agent will remit the sale proceeds to the investor. Any otherwise applicable CDSC will not be imposed on such automatic sale of the investor’s shares. The transfer agent will send the investor written notification in advance of any automatic sale, which will provide details on how the investor may avoid such automatic sale. Generally, the investor may avoid such automatic sale by raising their account balance, consolidating their accounts through an exchange of shares of another Columbia Fund which the investor hold shares, or setting up a Systematic Investment Plan. Contact the transfer agent, review our website at www.columbiafunds.com, call 800.708.7953 or contact a financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year. Columbia Funds may also sell the investor’s shares if a financial intermediary tells us to sell their shares pursuant to arrangements made with the investor, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Minimum Balance Fee

If the value of an investor’s account (treating each account of the Fund the investor owns separately from any other account of the Fund the investor may own) falls below the minimum initial investment requirement applicable to the investor, their account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in their account. Any otherwise applicable CDSC will not be imposed on such automatic sale of the investor’s shares. The transfer agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The transfer agent will send the investor written notification in advance of assessing any fee, which will provide details on how the investor can avoid the imposition of such fee. Generally, the investor may avoid the imposition of such fee by raising their account balance, consolidating their accounts through an exchange of shares of another Columbia Fund in which they hold shares, or setting up a Systematic Investment Plan. Contact the transfer agent, review our website at www.columbiafunds.com, call 800.708.7953 or contact a financial advisor for more information. Columbia Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders

The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading. The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests.

The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the transfer agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations

If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Columbia Fund. For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity. These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices

The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known. Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it. Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

The Board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others.

Opening an Account and Placing Orders

Columbia Funds encourages investors to consult with a financial advisor who can help with investment decisions and who can help the investor open an account. Once an investor has an account, he or she can buy, sell and exchange shares by contacting his or her financial advisor or selling and/or servicing agent who will send the order to the transfer agent. As described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies, once an investor has an account he or she can also communicate orders directly to the transfer agent by mail, by telephone or online.

Buying Shares

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum additional investment for Class Z shares for the following categories of eligible investors”:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the transfer agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the transfer agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•

Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code. Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent (each investor buying shares through a financial intermediary must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows an investor to make regular purchases in amounts of $50 or more via automatic transfers from their bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the transfer agent or a financial advisor to set up the plan.

Dividend Diversification

Generally, an investor may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when the investor invests distributions made by a Columbia Fund that were not assessed a sales charge at the time of the investor’s initial purchase. Call Columbia Funds at 800.708.7953 for details.

Wire Purchases

An investor may buy Class Z shares of the Fund by wiring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 800.422.3737.

Electronic Funds Transfer

An investor may buy Class Z shares of the Fund by electronically transferring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 1-800-422-3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” The investor must set up this feature by contacting the transfer agent prior to his or her request.

Other Purchase Rules Investors Should Know

•

Once the transfer agent or the investor’s selling and/or servicing agent receives the investors buy order in “good form,” their purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	Investors generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel the investor’s order if it doesn’t receive payment within three business days of receiving the investor’s buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending investor’s buy orders to the transfer agent and ensuring that we receive their money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When a shareholder sells shares, the Fund is effectively buying them back from the shareholder. This is called a redemption.

Wire Redemptions

A shareholder may request that Class Z shares sale proceeds be wired to the shareholder’s bank account by calling the transfer agent at 1-800-422-3737. The shareholder must set up this feature prior to the request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The transfer agent may waive the fee for certain accounts.

Electronic Funds Transfer

A shareholder may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to the shareholder’s bank account by calling the transfer agent at 1-800-422-3737. It may take up to three business days for the sale proceeds to be received by the bank. The shareholder must set up this feature by contacting the transfer agent prior to the request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets investors withdraw funds from their Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the transfer agent or a financial advisor to set up the plan. An investor’s account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If the investors sets up the plan after they have opened their account, their signature must be Medallion guaranteed. All distributions must be reinvested to participate in the Systematic Withdrawal Plan. Investors can choose to receive withdrawals via check or direct deposit into their bank account. Investors can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the transfer agent at 800.422.3737. It’s important to remember that if investors withdraw more than their investment in the Fund is earning, they will eventually use up their original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, investors may incur the brokerage and transaction costs associated with converting the portfolio securities they receive into cash. Also, the portfolio securities investors receive may increase or decrease in value before investors convert them into cash.

Other Redemption Rules Investors Should Know

•

Once the transfer agent or the investor’s selling and/or servicing agent receives their sell order in “good form,” their shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount being sold and the balance will be remitted to the investor.

•

If investors sell their shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to the investor’s bank account within three business days after the transfer agent or the investor’s selling and/or servicing agent receives their order in “good form.”

•

If investors sell their shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the transfer agent or the investor’s selling and/or servicing agent receives their order in “good form.”

•	If investors paid for their shares by check, Columbia Funds will hold the sale proceeds when they sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•

Other restrictions may apply to retirement accounts. For information about these restrictions, investors should contact their retirement plan administrator. Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies.

Other Redemption Rules Investors Should Know

•

If an investor sells shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to the investor’s bank account within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•

If an investor sells shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•	If an investor paid for shares by check, Columbia Funds will hold the sale proceeds when the investor sells those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	Columbia Funds can delay the payment of sale proceeds of the Fund for up to seven days.

Exchanging Shares

An investor can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. Investors should read the prospectus of, and make sure they understand the investment objective and principal investment strategies of, the Columbia Fund into which they are exchanging.

Systematic Exchanges

Investors may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the transfer agent or a financial advisor to set up the plan. If the investor sets up their plan to exchange more than $100,000 each month, they must have their signature Medallion guaranteed.

Exchanges will continue as long as the investor’s balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies. Investors may terminate the program or change the amount they would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.708.7953. A sales charge may apply when an investor exchanges shares of a Columbia Fund that were not assessed a sales charge at the time of the investor’s initial purchase.

Other Exchange Rules Investors Should Know

Exchanges are made at net asset value.

•	An investor can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	An investor may make exchanges only into a Columbia Fund that is legally offered and sold in the investor’s state of residence.

•	An investor generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel an investor’s right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless an investor’s account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and the investor may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund will not have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

•	Declarations daily

•	Distributions monthly

The Fund may, however, declare and pay distributions of net investment income more frequently. Each time a distribution is made, the net asset value per share is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If an investor sells all of his or her shares after the record date, but before the payment date, for a distribution, the investor normally receives that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the Fund unless the investor informs us he or she wants to receive distributions in cash. Investors can do this by writing Columbia Funds at the address on the cover page of this Prospectus/Proxy Statement, or by calling us at 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

Unless an investor is investing through a tax-deferred retirement account (such as an IRA), the investor should consider avoiding buying Fund shares shortly before the Fund makes a distribution,

because doing so can cost the investor money in taxes because the investor will, in effect, receive part of the purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” investors should check the Fund’s distribution schedule above before investing.

Similarly, if an investor buys shares of the Fund when it holds securities with unrealized capital gain, the investor will, in effect, receive part of his or her purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If Fund shares are bought when it has capital loss carryforwards, the Fund may be able to use such carryforwards to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes

The Fund will send investors a statement each year showing how much they have received in distributions in the prior year and the distributions’ character for federal income tax purposes.

In addition, investors should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to shareholders.

•	Distributions are usually taxable to shareholders when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to shareholders as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to shareholders as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long shareholders have owned their shares.

•

For taxable years beginning on or before December 31, 2010, if a shareholder is an individual and meets certain holding period and other requirements for his or her Fund shares, a portion of his or her distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where a shareholder is paid in securities. A shareholder’s sales (including those paid in securities) and exchanges of Fund shares usually will result in taxable capital gain or loss to the shareholder, equal to the difference between the amount the shareholder receives for his or her shares (or is deemed to have received in the case of exchanges) and the amount the shareholder paid (or is deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if the shareholder has held the Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to shareholders (including amounts paid to shareholders in securities and amounts deemed to be paid to shareholders upon an exchange of shares) if: a shareholder has not provided a correct taxpayer identification number (TIN) or has not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on a shareholder’s account is incorrect according to its records; or the IRS informs the Fund that the shareholder is otherwise subject to backup withholding.

•

Distributions that come from the Fund’s tax-exempt interest income are generally free from federal income tax. These distributions generally are exempt from state individual income tax if the Fund invests primarily in securities from the state or its subdivisions. However, the validity of such exemption is the subject of a pending U.S. Supreme Court case. In addition, investors may, however, be subject to state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes.

MANAGEMENT OF THE FUND

Investment Advisor

Columbia Management, located at 100 Federal Street, Boston, MA 02110, is the Fund’s investment advisor and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a monthly fee for its investment advisory services at an annual percentage rate of 0.30% of the Fund’s average daily net assets. The Fund’s advisor has implemented a breakpoint schedule for the Fund’s investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.30% for assets up to $500 million and 0.25% for assets in excess of $500 million. A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi-annual report to shareholders for the semi-annual period ended February 28, 2007.

Portfolio Managers

Information about the Columbia Management portfolio managers that are primarily responsible for overseeing the Fund’s investments is shown below.

James D’Arcy

Service with the Fund since June 2007

Investment management experience since 1996

Columbia Management associated since 1999.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management recommendations with approval only by the Board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Administrator

Columbia Management, as the Fund’s administrator, is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Fund pays Columbia Management a monthly fee for its services, plus certain out-of-pocket expenses, at an annual percentage rate of 0.15% of the Fund’s average daily net assets.

Distributor

Shares of the Fund are distributed by Columbia Management Distributors, Inc., which is located at One Financial Center, Boston, MA 02111. The distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

Transfer Agent

Columbia Management Services, Inc., located at One Financial Center, Boston, MA 02111, is the Fund’s transfer agent. The transfer agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The transfer agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the transfer agent monthly fees on a per-account basis. Fees paid to the transfer agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the transfer agent on the Fund’s behalf.

CERTAIN CONFLICTS OF INTEREST

As described in Management of the Fund, the advisor, administrator, distributor and transfer agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

The advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	Compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	The allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	Separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	Regulatory and other investment restrictions on investment activities of the advisor and other Bank of America affiliates and accounts advised/managed by them;

•	Lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	Regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the advisor and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options.

For example:

•

The Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

The Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	The Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which investors should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

CERTAIN LEGAL MATTERS

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now

merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which less than $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in the Acquiring Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Acquiring Fund, which is the same as the pro forma annual expense ratio stated in the Annual Fund Operating Expenses tables, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. A shareholder’s actual costs may be higher or lower.

Columbia Short Term Municipal Bond Fund — Class Z Shares

Maximum Sales Charge 0.00%		Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Pro Forma Annual Expense Ratio*	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses**
1	5.00%	0.40%	4.60%	$10,460.00	$40.92
2	10.25%	0.51%	9.30%	$10,929.65	$54.54
3	15.76%	0.51%	14.20%	$11,420.39	$56.99
4	21.55%	0.51%	19.33%	$11,933.17	$59.55
5	27.63%	0.51%	24.69%	$12,468.97	$62.23
6	34.01%	0.51%	30.29%	$13,028.83	$65.02
7	40.71%	0.51%	36.14%	$13,613.82	$67.94
8	47.75%	0.51%	42.25%	$14,225.08	$70.99
9	55.13%	0.51%	48.64%	$14,863.79	$74.18
10	62.89%	0.51%	55.31%	$15,531.17	$77.51
Total Gain After Fees & Expenses				$5,531,17

Total Annual Fees & Expenses					$629.87

*	The figures in the table above are those of the Acquiring Fund on a pro forma combined basis after giving effect to the Merger. The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
**	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Appendix G — Financial Highlights for the Acquiring Fund

The financial highlights table is designed to help you understand the Acquiring Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned each period assuming all dividends distributions had been reinvested. The information in the table below has been derived from the Acquiring Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, with the exception of the data for the six-month period ended September 30, 2007. PricewaterhouseCoopers LLP’s report, along with the Fund’s financial statements, are included in the Fund’s annual report, both of which are also incorporated by reference into the SAI.

Columbia Short Term Municipal Bond Fund — Class Z Shares

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
			2007		2006(a)		2005	2004	2003
Net Asset Value, Beginning of Period	$10.17		$10.14		$10.21		$10.42	$10.40	$10.13
Income from Investment Operations
Net investment income (b)	0.17		0.32		0.25		0.24	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.02		0.04		(0.04)		(0.21)	0.02	0.27

Total from Investment Operations	0.19		0.36		0.21		0.03	0.24	0.53

Less Distributions Declared to Shareholders
From net investment income	(0.17)		(0.33)		(0.28)		(0.24)	(0.22)	(0.26)

Net Asset Value, End of Period	$10.19		$10.17		$10.14		$10.21	$10.42	$10.40
Total Return(c)(d)	1.91	%(e)	3.56%		2.05%		0.31%	2.34%	5.27%

Ratios to Average Net Assets/ Supplemental Data
Net operating expenses	0.40	%(f)(g)	0.40	%(e)	0.40	%(e)	0.40%	0.40%	0.40%
Interest expense(f)	—%		—%		—%		—%	—%	—%
Net expenses	0.40	%(f)(g)	0.40	%(e)	0.40	%(e)	0.40%	0.40%	0.40%
Waiver/reimbursement	0.13	%(f)	0.11%		0.08%		0.15%	0.18%	0.19%
Net investment income	3.39	%(f)(g)	3.20	%(e)	2.72	%(e)	2.35%	2.12%	2.46%
Portfolio turnover rate	46	%(e)	98%		13%		17%	20%	11%
Net assets, end of period (000’s)	$360,133		$380,532		$529,770		$840,910	$1,009,036	$773,148

(a)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.
(b)	Per share data was calculated using the average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	The benefits derived from custody credit had an impact of less than 0.01%.
(f)	Rounds to less than 0.01%.

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Appendix H — Comparison of Organizational Documents

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Shareholder Voting Rights	The Corporation’s Articles of Incorporation provide that shareholders have the right to vote on any matter submitted to a vote of stockholders. The By-Laws specifically provide that shareholders have the right to elect directors. Although not specifically stated in the Articles, Corporation shareholders have the right to vote on all matters required by the 1940 Act, including advisory agreements.	The Trust’s Declaration of Trust provides that shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, and 6) to terminate the Trust’s independent public accountant.

Shareholder Meetings	The Corporation’s By-Laws provide that special meetings of the shareholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Board or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.	The Trust’s Declaration of Trust provides that shareholders have the right to call special meetings only to the extent the SEC staff takes the position by rule, interpretive letter or public release that they are entitled to do so. Otherwise, only the Board, its Chairman or the President of the Trust may call shareholder meetings.

Quorum for Shareholder Meetings	The Corporation’s By-Laws state that a quorum is met when at least a majority of the shares entitled to vote are present.	A quorum is met when 33 1/3% of the shares entitled to vote are present.

Required Shareholder Vote	Except when a larger vote is required by law or the Articles, the Corporation’s By-Laws state that a majority of all the votes cast will decide all matters. Where a matter is to be voted by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.	Except when a larger vote is required by law or the Declaration of Trust, a majority of shares voted will decide all matters, except that a plurality shall elect a Trustee.

Notice to Shareholders	The Corporation’s By-Laws state that notice of shareholder meetings must be sent to shareholders not less than 10 days prior to the meeting.	Notice of shareholder meetings must be sent to shareholders not less than 7 days prior to the meeting.

Manner of Voting	Shares may be voted in person or by proxy.	Shares may be voted in person or by proxy. The Trust limits this right where a

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	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)

proposal by anyone other than the officers or Trustees is submitted for a vote of shareholders or where there is a proxy contest opposing a proposal of the officers or Trustees. In those cases, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other means of transmission.

Amendment to the Articles of Incorporation/ Declaration of Trust	The Corporation’s Articles provide that the Corporation can make amendments to its Articles which are now or hereafter authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment is authorized by not less than a majority vote of the shares entitled to be cast thereon.	The Trustees can amend the Declaration of Trust without shareholder approval.

Termination of the Fund, Series or Class	The Corporation’s Articles do not specifically provide for the termination of the Corporation. However, the Directors may sell and convert the assets of any class of the Corporation to money and the Corporation may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.	The Trust and any series thereof may be terminated at any time by the Board with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the Trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.

Merger, Consolidation or Conversion	The Corporation’s Articles permit the Directors to sell and convey the assets of a class of the Corporation to another entity without shareholder approval unless shareholder approval is required by law. The Corporation’s Articles further permit the Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Directors reasonably	The Trustees have the power to cause the Trust or any series to be merged or consolidated with another trust or company. The Board may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. The Trustees are expressly granted the right to convert to a feeder fund in a master-feeder structure without shareholder approval.

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	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
determine that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.

Committees	The Corporation does not have mandatory committees, but the Board may appoint from among its members an executive and other committees of the Board composed of two or more directors. To the extent permitted by law, the Board may delegate to any such committee or committees any of the powers of the Board in the management of the business, affairs and property of the Corporation.	The Trust has two standing committees created in its Declaration of Trust that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Board of the Trust may form or abolish other committees.

Removal of Directors/ Trustees	The Corporation’s By-Laws provide that Directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.	Trustees may be removed with or without cause at any time by a written instrument signed by at least 2/3 of the other Trustees. Additionally, if required by Section 16(c) of the 1940 Act, a Trustee may be removed at a shareholders meeting by a vote of at least 2/3 of the outstanding shares.

Director/Trustee Liability and Indemnification

The Corporation’s Articles state that no provision of the Articles shall protect or purport to protect any director against any liability to the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Corporation’s Articles state that each director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the 1940 Act and applicable state the Corporation law, now or hereafter in force, including advance of related expenses.

The Corporation’s By-Laws state that Directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the

Trustees will be liable to the Trust by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Trustees will also not be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee’s official capacity, 2) with respect to any matter where the Trustee is judged to be liable in the performance of his duty to the Trust unless the adjudicator determines that the Trustee was not liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an

H-3

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
	Securities Act of 1933 and the 1940 Act, except that such indemnity shall not protect any such person against any liability to the Corporation to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of the Corporation’s Directors in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding mutual fund director indemnification.	action with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

Advancement of Expenses Incurred in Defending Directors/ Trustees	The Corporation’s By-Laws provide that Directors are entitled to advances from the Corporation for payment of the reasonable expenses incurred by them in connection with proceedings to which the Director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act. Similar to the above, inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding advancement of expenses to mutual fund directors.	Trustees can be advanced expenses upon a written agreement whereby the Trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the Trustee posts security for the undertaking, 2) the Trust has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested Trustees, or independent legal counsel, determine that the Trustee will ultimately be found entitled to indemnification.

Shareholder Liability	Although not explicitly stated in its Articles, shareholders of the Corporation would have the same limitation of personal liability as is extended to shareholders of other corporations incorporated in the State of Maryland. Generally, a corporation is regarded as a	Although not explicitly stated in the Declaration of Trust, shareholders of the Trust are protected from liability under the Delaware Statutory Act, which provides that shareholders of a Delaware statutory trust shall have the same limitation of personal liability as is

H-4

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)

separate legal entity from its shareholders. Consequently, its shareholders are ordinarily insulated from liability for the debts of the corporation absent fraud or clear disregard for the corporate structure. For example, courts will look through the corporation to a shareholder when such shareholder is using the corporate entity as a shield for the perpetration of a fraud against a third party.

extended to shareholders of a private corporation for profit incorporated in the State of Delaware. See the discussion under Corporation with respect to the liability of corporate shareholders.

If any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating solely to his being or having been a shareholder, and not because of his acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Distributions	Directors may declare from time to time, at their sole discretion, dividends and distributions in stock or in cash or both.	Trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

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EXC-51/149032-0208

CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of California Short-Intermediate Term Tax-Exempt Income Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., into Columbia California Intermediate Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including UST Advisers, Inc. (“UST Advisers”), the investment advisor to the Acquired Fund. Bank of America is the ultimate parent company of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund, and UST Advisers. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition.

CMG’s overall goal in proposing the fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes. More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Tax-Exempt Funds, Inc.

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 14, 2008

CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND

A Series of Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

To the shareholders of

California Short-Intermediate Term Tax-Exempt Income Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of California Short-Intermediate Term Tax-Exempt Income Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia California Intermediate Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr.

Secretary

February 8, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND

c/o Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

c/o Columbia Funds Series Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

This Prospectus/Proxy Statement contains information shareholders should know before voting on the approval of the Agreement and Plan of Reorganization with respect to the proposed acquisition of California Short-Intermediate Term Tax-Exempt Income Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Corporation”), by Columbia California Intermediate Municipal Bond Fund (the “Acquiring Fund” and, together with the Acquired Fund, each a “Fund” and collectively the “Funds”), a series of Columbia Funds Series Trust (the “Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a “Merger.” The Funds are series of separate registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of UST Advisers, Inc. (“UST Advisers”), then the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, the ultimate parent of UST Advisers, on July 1, 2007, and as a result became the ultimate parent of UST Advisers. Prior to that acquisition, Columbia Management and UST Advisers were not affiliates of each other.

The Acquiring Fund seeks current income exempt from federal income tax and California individual income tax, consistent with moderate fluctuation of principal. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in investment grade municipal securities that pay interest exempt from federal income tax, but not necessarily the Federal alternative minimum tax, and California individual income tax.

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund’s Class Z with the same aggregate net asset value as the net value, as determined using the Acquiring Fund’s valuation procedures, of the assets and liabilities transferred. After that exchange, the shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to this Prospectus/Proxy Statement.

•	The Prospectus of the Acquired Fund dated July 1, 2007, as supplemented.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semi-Annual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semi-annual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed

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above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1.	What Merger is being proposed?

The Board of Directors (the “Board” or, collectively, “Directors”) of California Short-Intermediate Term Tax-Exempt Income Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., is recommending that shareholders approve the merger of the Acquired Fund into Columbia California Intermediate Municipal Bond Fund, a series of Columbia Funds Series Trust, (the “Acquiring Fund”). This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund’s Shares Class will receive shares of the Acquiring Fund’s Class Z with a dollar value, as determined using the Acquiring Fund’s valuation procedures, equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board believes that the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment objectives and principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the Acquired Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Directors.

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3.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment strategies. The Acquired Fund seeks to provide California investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal, while the Acquiring Fund seeks current income exempt from federal income tax and California individual income tax, consistent with moderate fluctuation of principal. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in tax-exempt securities issued by the State of California and its cities, counties and political subdivisions, the interest from which is exempt from federal and California State income taxes, including the federal alternative minimum tax, while the Acquiring Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax, and California individual income tax. The Acquiring Fund is currently classified as diversified while the Acquired Fund is classified as non-diversified. A “non-diversified” fund generally may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. The Acquired Fund’s dollar weighted average life normally will not exceed seven years, while, under normal circumstances, the Acquiring Fund’s dollar weighted average maturity will be between three and ten years.

The table below compares the investment objective and principal investment strategies of each Fund.

Comparison of Investment Objectives and Principal Investment Strategies

	California Short-Intermediate Term Tax-Exempt Income Fund (Acquired Fund)	Columbia California Intermediate Municipal Bond Fund (Acquiring Fund)
Investment Objective	The Acquired Fund seeks to provide California investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal.	The Acquiring Fund seeks current income exempt from federal income tax and California individual income tax, consistent with moderate fluctuation of principal.

Principal Investment Strategies	Under normal circumstances, the Fund invests at least 80% of its net assets (which includes any borrowings for investment purposes) in tax-exempt securities issued by the State of California and its cities, counties and political subdivisions, the interest from which is exempt from federal and California State income taxes, including the federal alternative minimum tax (“AMT”).	Under normal circumstances, the Acquiring Fund invests at least 80% of net assets (which includes any borrowings for investment purposes) in securities that pay interest exempt from federal income tax (but not necessarily the AMT) and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers. The Fund normally invests at least 80% of total assets in investment grade municipal securities.

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California Short-Intermediate Term Tax-Exempt Income Fund (Acquired Fund)	Columbia California Intermediate Municipal Bond Fund (Acquiring Fund)

The Acquired Fund will have a dollar weighted average life that normally will not exceed seven years.	Under normal circumstances, the Acquiring Fund’s dollar-weighted average maturity will be between three and ten years.

In selecting securities for the Acquired Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity.	The Acquiring Fund’s advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio, including local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different issuers, industry sectors and maturities. In connection with selecting individual investments for the Fund, the Advisor evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities. The Fund’s Advisor may sell a security if the Advisor believes that there is deterioration in the issuer’s financial circumstances, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.

The Acquired Fund may use financial and stock index futures and options to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions.	The Acquiring Fund may invest up to 10% of total assets in below investment grade securities. The Fund may invest in derivatives, including futures, options, swap contracts, inverse floaters and other derivative instruments. The Fund may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

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California Short-Intermediate Term Tax-Exempt Income Fund (Acquired Fund)	Columbia California Intermediate Municipal Bond Fund (Acquiring Fund)
The Acquired Fund may invest without limit in investment grade municipal securities, which are those rated at the time of investment in one of the four highest rating categories by a major rating agency or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. While the Fund ordinarily does not invest in municipal securities that pay interest subject to the alternative minimum tax, the Fund may, on occasion, purchase municipal securities subject to alternative minimum tax if in the Fund Adviser’s judgment compelling investment opportunities present themselves. There is no restriction on the maturity of any single security held by the Fund.	The Acquiring Fund does not have a corresponding principal investment strategy.

The following table highlights the differences in the Funds’ fundamental investment policies. A “fundamental” investment policy is one that may not be changed without shareholder approval.

Comparison of Fundamental Investment Policies

California Short-Intermediate Term Tax-Exempt Income Fund (Acquired Fund)	Columbia California Intermediate Municipal Bond Fund (Acquiring Fund)
The Acquired Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), except to the extent that the purchase by the Acquired Fund of municipal securities or other securities directly from the issuer thereof in accordance with the Acquired Fund’s investment objective, policies and limitations may be deemed to be underwriting.	The Acquiring Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

The Acquired Fund may not purchase or sell real estate, except that the Fund may invest in Municipal Obligations secured by real estate or interests therein.	The Acquiring Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

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California Short-Intermediate Term Tax-Exempt Income Fund (Acquired Fund)	Columbia California Intermediate Municipal Bond Fund (Acquiring Fund)

The Acquired Fund may not purchase or sell commodity future contracts, or invest in oil, gas, or mineral exploration or development programs, provided that the Fund may enter into futures contracts and futures options.

The Acquired Fund may not write or sell puts, calls, straddles, spreads, or combinations thereof; provided that the Fund may enter into futures contracts and futures options.

The Acquiring Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

The Acquired Fund may not issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security; provided that the Fund may enter into futures contracts and futures options.

The Acquired Fund may not borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

The Acquiring Fund may not borrow money or issue senior securities except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund does not have a corresponding fundamental policy.	The Acquired Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in

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California Short-Intermediate Term Tax-Exempt Income Fund (Acquired Fund)	Columbia California Intermediate Municipal Bond Fund (Acquiring Fund)
the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in tax-exempt securities issued by the State of California and its cities, counties and political subdivisions, the interest from which is exempt from federal and California State income taxes (“California municipal securities”), including the federal alternative minimum tax.

Under normal circumstances, the Acquired Fund may not (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax. This limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Acquired Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other then the federal alternative minimum tax, and California individual income tax.

The Acquired Fund may not make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.	The Acquiring Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state	The Acquiring Fund may not purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S.

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California Short-Intermediate Term Tax-Exempt Income Fund (Acquired Fund)	Columbia California Intermediate Municipal Bond Fund (Acquiring Fund)
or territory, any possession of the U.S. government, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions.	Government, any state of territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

The Acquired may not purchase securities on margin, make short sales of securities, or maintain a short position; provided that the Fund may enter into futures contracts and futures options.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less then three years of continuous operation.	The Acquiring Fund does not have a corresponding fundamental policy.

The following table highlights the differences in the Funds’ non-fundamental investment policies. A “non-fundamental” investment policy is one that may be changed by a Fund’s board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Comparison of Non-Fundamental Investment Policies

California Short-Intermediate Term Tax-Exempt Income Fund (Acquired Fund)	Columbia California Intermediate Municipal Bond Fund (Acquiring Fund)
The Acquired Fund does not have a corresponding non-fundamental policy, but does have a fundamental policy concerning short sales (see above).	The Acquiring Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Acquired Fund does not have a corresponding non-fundamental policy.	The Acquiring Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Acquiring Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Acquiring Fund are held by such fund, the Acquiring Fund will not purchase securities of a registered open-end investment

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California Short-Intermediate Term Tax-Exempt Income Fund (Acquired Fund)	Columbia California Intermediate Municipal Bond Fund (Acquiring Fund)
company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Acquired Fund does not have a corresponding non-fundamental policy, but does currently have a policy to limit its investments in illiquid securities to 10% of its net assets.	The Acquiring Fund may not invest more then 15% of its net assets in illiquid securities.

The Acquired Fund purchase securities of any one issuer if, as a result, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund’s assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund’s total assets are invested in the securities of any one issuer; and (b) the foregoing 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this policy: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.	The Acquiring Fund does not have a corresponding non-fundamental policy.

4.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund. In addition, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended March 31, 2007 for each Fund) and those projected for the

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Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger, based on pro forma combined net assets as of September 30, 2007.

Based on the operating expense ratios shown below, the total operating expense ratio of the Class Z shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of the Shares Class shares of the Acquired Fund.

Annual Fund Operating Expenses

(deducted directly from Fund assets)

	California Short- Intermediate Term Tax-Exempt Income Fund (Acquired Fund) Shares Class		Columbia California Intermediate Municipal Bond Fund (Acquiring Fund) Class Z		Pro Forma Columbia California Intermediate Municipal Bond Fund (Acquiring Fund) Class Z
Management Fees	0.65	%(1)	0.55	%(4)	0.55	%(4)
Other Expenses	0.40%		0.15%		0.11%
Acquired Fund Fees and Expenses	0.01	%(2)	0.01	%(2),(5)	0.01	%(2),(5)

Total Annual Fund Operating Expenses	1.06	%(3)	0.71%		0.67%
Less Fee Waivers and/or Reimbursements	(0.55	)%(3)	(0.20)%		(0.16)%

Net Annual Fund Operating Expenses	0.51	%(3)	0.51	%(6)	0.51	%(6)

(1)	The Fund pays an investment advisory fee of 0.50% and an administration fee of 0.15%. The administrator receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc.; Excelsior Tax-Exempt Funds, Inc. and the Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund, and Pacific/Asia Fund, series of Excelsior Funds, Inc. or the Excelsior Funds Trust). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(2)	Acquired Fund Fees and Expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in underlying funds.
(3)	The expense information in the table reflects contractual fee waivers currently in effect. The Fund’s advisor has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.50%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the advisor terminates the agreement by providing written notice to the Fund prior to the expiration of the current term. The waiver agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in underlying funds.
(4)

The Fund pays investment advisory fees of 0.40% and an administration fee of 0.15%. The Fund’s advisor has implemented a breakpoint schedule for the Fund’s investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and

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up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% for assets in excess of $6 billion.

(5)	The figure shown here is based on amounts incurred during the fund’s most recent shareholder report.
(6)	The Fund’s advisor and/or some of the Fund’s other service providers have contractually agreed to limit total annual operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes, acquired fund fees and expenses and extraordinary expenses, if any, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that they do not exceed 0.50% until July 31, 2009. The Fund’s advisor and the Fund’s distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.
(7)	The Fund’s administrator has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.60% and “Total Annual Fund Operating Expenses” would be 1.01%. The Fund’s administrator, at its discretion, may revise or discontinue this arrangement at any time.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses Tables. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	Redemption of shares at the end of each period.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
California Short-Intermediate Term Tax-Exempt Income Fund
Shares Class:	$52	$282	$531	$1,244

Columbia California Intermediate Municipal Bond Fund
Class Z:	$52	$207	$375	$864

Columbia California Intermediate Municipal Bond Fund (pro forma combined)
Class Z:	$52	$198	$357	$819

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The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix F for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, holders of Shares Class shares of the Acquired Fund will receive Class Z shares of the Acquiring Fund. The Merger is not expected to result in any substantive changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix F.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains (after reduction by any available capital loss carryforwards) to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain

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dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund, the Acquired Fund and Columbia Management each may bear a portion of the out-of-pocket expenses associated with the Merger, as noted below. Out-of-pocket expenses associated with the Merger (“Merger Expenses”) include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to the Acquired Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Estimated Merger Expenses that are not specifically allocable to either Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that are in excess of the Fund’s Estimated First Year Savings. The Funds are not expected to bear any Merger Expenses. Columbia Management is expected to bear all Merger Expenses. Should the Merger fail to occur, Columbia Management will bear all Merger Expenses.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

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II.    PROPOSAL — MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with each Fund generally are similar because the Funds generally have similar investment objectives and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to substantially similar principal risks, including market risk, interest rate risk, credit risk, state-specific municipal securities risk, changing distribution levels risk, derivatives risk, and low and below investment grade securities risk, each of which is described below.

Market Risk. Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

Interest Rate Risk. Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

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State-Specific Municipal Securities Risk. Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in different states, as the Fund is potentially more subject to unfavorable developments than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects. The SAI provides greater detail about risks specific to the municipal securities of the state in which the Fund invests, which investors should carefully consider.

Changing Distribution Levels Risk. The amount of the distributions paid by the Funds generally depends on the amount of income and/or dividends received by the Funds on the securities they hold. The Funds may not be able to pay distributions or may have to reduce their distribution level if the income and/or dividends the Funds receive from their investments decline.

Derivatives Risk. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative investment and strategies, see the SAI.

Low and Below Investment Grade Securities Risk. Debt securities with the lowest investment grade rating (e.g., BBB by S&P or Fitch) or that are below investment grade (e.g., BB or below by S&P or Fitch) are more speculative than securities with higher ratings, and tend to be more sensitive to credit risk, particularly during a downturn in the economy, which is more likely to weaken the ability of the issuers to make principal and interest payments on these securities than is the case for higher-rated securities. These securities typically pay a premium—a high interest rate or yield—because of the increased risk of loss or loss of value, including default. These securities also are generally less liquid than higher-rated securities. The securities ratings provided by Moody’s Investors Service, Standard & Poor’s and Fitch are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid.

The Acquiring Fund is also subject to certain tax risks. The Acquiring Fund invests its assets in securities that pay interest exempt from federal income tax and California individual income tax. Interest from the Acquiring Fund’s investments may not be exempt from the federal alternative minimum tax.

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Shareholders of the Acquired Fund should note that, although the investment objective and principal investment strategies of the Acquiring Fund generally are similar to those of the Acquired Fund, the Acquiring Fund may have a different investment style and different investment limitations. Please see the answer to question 3 above under “Questions and Answers Regarding Approval of the Merger” for more information regarding the investment objectives, principal investment strategies and investment policies of the Funds.

Information about the Merger

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, the Merger is expected to occur in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund with an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger.

•

The Acquiring Fund’s Class Z shares received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund’s Shares Class pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board of the Corporation and the Board of Trustees of the Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger.

Shares that Shareholders Will Receive

If the Merger occurs, shareholders of the Acquired Fund’s Shares Class will receive shares in the Acquiring Fund’s Class Z shares. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•	They will have an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures, equal to the aggregate net asset value of a shareholder’s current shares as of the

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business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund. The net asset value of the shares issued by the Acquiring Fund in the Merger will reflect the expenses of the Merger allocated to the Acquiring Fund.

•

They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix H to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger will not result in any substantive changes to shareholder rights regarding or procedures for purchasing, redeeming and exchanging shares, except that with respect to the purchase of shares, only eligible investors can invest in Class Z shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Class Z shares of the Acquiring Fund. Please see Appendix F to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $20 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund will generally automatically sell an investor’s shares if the value of an account falls below $250. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy, and applicable investment minimums is described in Appendix F. The Acquired Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

•

Shares of the Acquired Fund accrue dividends based on the “exclude” methodology (a shareholder begins earning dividends on the day after the fund receives payment for shares and continues to earn dividends through the day the redemption of such shares settle) while shares of the Acquiring Fund accrue dividends based on the “include” methodology (a shareholder begins earning dividends on the day the fund receives payments for shares, and continues to earn dividends through the day before the day the redemption of such shares settles). As a result, shareholders of the Acquired Fund may receive dividends on one less day as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix E to this Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Directors of the Corporation, including all Directors who are not “interested persons” (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to

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them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Directors have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

The Directors of the Corporation considered and approved the Merger at a meeting held September 27-28, 2007.

At the meeting, the Directors (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	various alternatives to the Merger, including the continued operation of the Acquired Fund and certain other funds as a separate fund complex and the possible liquidation of the Acquired Fund;

4.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

5.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances can be given that the Acquiring Fund would achieve any particular level of performance after the Merger;

6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

8.	the anticipated tax-free nature of the exchange of shares in the Merger and other expected federal income tax consequences of the Merger;

9.	the potential benefits of the Merger to Columbia Management and its affiliates;

10.	various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquired Fund is part of a Maryland corporation and the Acquiring Fund is part of a Delaware statutory trust;

11.	the fact that shareholders of the Acquired Fund are not expected to experience any substantive change in shareholder services as a result of the Merger; and

12.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Directors also considered that the Funds have different Boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Directors also considered, however, that many of the Funds’ service providers are identical. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company).

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If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund’s portfolio. Larger mutual funds typically have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both single state tax-exempt bond funds and both seek to provide current interest income exempt from federal income taxes. Columbia Management believes that streamlining the Columbia Funds family’s product offerings in a particular asset segment will help to minimize investor confusion.

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Fund, the Board of Trustees of such Fund has agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix F for more information.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for the Acquired Fund’s Shares Class and for the calendar years since the Acquiring Fund’s inception for the Acquiring Fund’s Class Z shares. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

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California Short-Intermediate Term Tax-Exempt Income Fund

(Acquired Fund)

For periods shown in bar chart:

Best quarter: 3rd quarter 2002, 3.43%

Worst quarter: 2nd quarter 2004, (1.62%)

Columbia California Intermediate Municipal Bond Fund

(Acquiring Fund)

For periods shown in bar chart:

Best quarter: 3rd Quarter 2006, 3.94%

Worst quarter: 2nd quarter 2004, (2.35%)

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The following tables list the average annual total return for the Acquired Fund’s Shares Class and the Acquiring Fund’s Class Z shares for the one-year, five-year and ten-year periods (or since inception) ended December 31, 2007. These tables are intended to provide a shareholder with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. These tables reflect average annual returns (i) before taxes, (ii) after taxes on distributions and (iii) after taxes on distributions and sale of Fund shares. Each table also includes the performance of one or more relevant broad-based market indices. Indices are unmanaged and do not reflect deductions for fees, expenses, or taxes. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation, may differ from those shown and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

California Short-Intermediate Term Tax-Exempt Income Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years

Shares Class
Return before taxes	4.14%	2.47%	3.61%
Return after taxes on distributions	4.14%	2.46%	3.60%
Return after taxes on distributions and sale of fund shares	3.84%	2.57%	3.59%
Merrill Lynch 3-7 Year Municipal Index (reflects no deduction for fees, expenses, or taxes)*	5.28%	3.41%	4.77%
Lehman Brothers Quality 1-8 Year California Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	4.89%	3.02%	4.18%

*	The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	As of July 1, 2007, the Fund’s average annual total returns are compared exclusively to the Lehman Brothers Quality 1-8 Year California Municipal Bond Index. The Lehman Brothers Quality 1-8 Year California Municipal Bond Index is comprised of California municipal bonds with maturities ranging from 1-8 years. The Fund has selected the Lehman Brothers Quality 1-8 Year California Municipal Bond Index because the Adviser believes that it provides a more accurate benchmark for comparing Fund performance.

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Columbia California Intermediate Municipal Bond Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	Since Inception*
Class Z shares
Return before taxes	3.09%	3.05%	3.30%
Return after taxes on distributions	3.09%	2.98%	3.21%
Return after taxes on distributions and sale of fund shares	3.31%	3.12%	3.32%
Lehman Brothers Municipal Quality Intermediate Index (reflects no deductions for fees, expenses or taxes)**	4.88%	3.59%	3.80%

*	The inception date of the Fund’s Class Z shares is August 19, 2002. The return for the index shown is from that date
**	The Lehman Brothers Municipal Quality Intermediate Index is an index of tax-free bonds with a minimum quality rating of A3 from Moody’s Investor Service, Inc. and having a maturity range between two and eleven years. The index is not available for investment, and does not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Merger. It does not address any state, local or foreign tax consequences. A Fund shareholder’s tax treatment may vary depending on its particular situation. A Fund shareholder also may be subject to special rules not discussed below if it is a certain kind of Fund shareholder, including but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a person who holds Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Fund shares as a capital asset at the time of the Merger; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Merger is intended to be a tax-free reorganization for federal income tax purposes. Morrison & Foerster LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, current administrative rules and court decisions, all of which are subject to change (including changes with retroactive effect), generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

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•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the Merger;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryforwards of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryforward (and of capital loss carryforwards of the Acquiring Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.

The opinion will express no view with respect to the effect of the reorganization of any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or termination or transfer thereof) under federal income tax principles.

The opinion will be based on the continuing accuracy and completeness of certain factual representations made by each party, including certifications made by officers of the Acquired Fund, the Acquiring Fund, the Corporation and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its net tax-exempt investment income, net investment company taxable income (computed without regard to the deduction for dividends paid), and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in

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these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The Acquiring Fund’s ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carryforwards) built in to the other Fund. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

III.    GENERAL

Voting Information

The Directors are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $274.

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Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy prior to or at the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). A majority of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix D to this Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 for each class of shares of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons

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named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of                     , 2008, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

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1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures set forth in the organizational documents of the corresponding

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Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.

At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired

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Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)

To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such

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litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)	As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)

The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material

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respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)

At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the

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Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)

The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which

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they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions)

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shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

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(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

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6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the

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corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.

The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the

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Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the

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Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund’s investment company taxable income for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and

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of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of [ ] satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of [ ] satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged

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therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

[                    ] will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

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10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by [                ], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

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13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ]
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B — Corresponding Share Classes

Acquired Fund (Share Class)	Acquiring Fund (Share Class)
California Short-Intermediate Term Tax-Exempt Income Fund	Columbia California Intermediate Municipal Bond Fund
Shares Class	Class Z

*****

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Appendix C — Authorized Capital

Acquired Fund	Share Class	Authorized Capital
California Short-Intermediate Term Tax-Exempt Income Fund	Shares Class	500,000,000

Acquiring Fund	Share Class	Authorized Capital
Columbia California Intermediate Municipal Bond Fund	Class Z	Unlimited

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Appendix D — Share Ownership

Shares of the Acquired Fund Outstanding and Entitled to Vote

The Acquired Fund’s Shares Class had the following shares outstanding as of December 21, 2007:

Class	Number of Shares Outstanding and Entitled to Vote
Shares Class	7,061,409

Ownership of Shares

As of December 21, 2007, the Corporation believes that, as a group, the Directors and officers, as the case may be, of the Acquired Fund owned less than one percent of shares of the Acquired Fund.

As of record on December 21, 2007, United States Trust Company, National Association (“U.S. Trust”) was believed to possess voting power with respect to 80.50% of the outstanding shares of the Acquired Fund, and such shares could thereby be deemed to be beneficially owned by U.S. Trust as of such date. Atwell & Co. is the nominee for U.S. Trust. Accordingly, U.S. Trust may be considered to be a “controlling person” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. U.S. Trust is a national banking association organized under the laws of the United States. The address of U.S. Trust is: 114 West 47th Street, New York, New York 10036.

As of record on December 21, 2007, Bank of America, N.A. may be deemed to have “beneficially” owned 89.32% of the Acquiring Fund’s outstanding shares. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders. Bank of America, N.A. is a national banking association organized under the laws of the United States. The address of Bank of America, N.A. is: 101 South Tryon Street, Charlotte, North Carolina 28255-0001.

Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A. and U.S. Trust.

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

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California Short-Intermediate Term Tax-Exempt Income Fund

Acquired Fund

Shares Class

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger*
Atwell & Co	4,276,534	60.56%	15.02%
PO Box 456
Wall Street Station
New York NY 10005

Atwell & Co	837,269	11.86%	2.94%
PO Box 2044
Peck Slip Station
New York NY 10038

Atwell & Co	611,546	8.66%	2.16%
PO Box 2044
Peck Slip Station
New York NY 10038

Charles Schwab & Co Inc	488,239	6.91%	1.73%
Special Custody A/C For
Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151

Columbia California Intermediate Municipal Bond Fund

Acquiring Fund

Class Z

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger*
Bank of America NA	15,686,484	97.87%	73.55%
Attn Joan Wray/Funds Accounting
411 N Akard St FL 5
Dallas TX 75201-3307

*	Percentage owned assuming consummation of the Merger on December 21, 2007.

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Appendix E — Capitalization

The following table shows on an unaudited basis the capitalization of the California Short-Intermediate Term Tax-Exempt Income Fund and the Columbia California Intermediate Municipal Bond Fund as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the California Short-Intermediate Term Tax-Exempt Income Fund by the Columbia California Intermediate Municipal Bond Fund, the capitalization of Columbia California Intermediate Municipal Bond Fund at net asset value as of that date:

	California Short-Intermediate Term Tax-Exempt Income Fund (Shares Class)	Columbia California Intermediate Municipal Bond Fund (Class Z)	Pro Forma Adjustments		Columbia California Intermediate Municipal Bond Fund (Class Z) Pro Forma Combined(1)
Net asset value	$50,814,103	$148,265,052	$50,814,103	(2)	$199,079,155
Shares outstanding	7,045,678	15,482,170	5,304,186	(2)	20,786,356
Net asset value per share	$7.21	$9.58			$9.58

(1)	Assumes the Merger was consummated on November 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Columbia California Intermediate Municipal Bond Fund will be received by shareholders of the California Short-Intermediate Term Tax-Exempt Income Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia California Intermediate Municipal Bond Fund that actually will be received on or after such date.
(2)	Shares Class shares of California Short-Intermediate Term Tax-Exempt Income Fund are exchanged for Class Z shares of Columbia California Intermediate Municipal Bond Fund based on the net asset value per share of Columbia California Intermediate Municipal Bond Fund’s Class Z shares at the time of the merger.

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Appendix F — Information Applicable to the Acquiring Fund

Below is additional information regarding the Acquiring Fund. As used in this Appendix F, the term “Fund” refers to the Acquiring Fund.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price an investor pays or receives buying, selling or exchanging shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. Columbia Funds calculates the net asset value per share for Class Z shares of the Fund at the following times each business day (unless the Fund closes early): 4:00 p.m. Eastern time.

The Fund’s share class calculates its NAV as follows:

(Value of assets of the share class)
– (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. Columbia Funds uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less.

Transaction Rules and Policies

Shareholders should also ask their selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell requests. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign markets are open. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

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Orders can be delivered by mail, by telephone or online. Orders for the Fund that are received in “good form” by the Fund’s transfer agent or the investor’s selling and/or servicing agent before the end of the business day will receive that day’s net asset value per share.

“Good Form”

An order is in “good form” if the transfer agent has all of the information and documentation it deems necessary to effect the investor’s order. For example, when the investor sells shares by letter of instruction, “good form” means that the letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities call 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution— including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once an investor has an account, the investor can communicate written buy, sell and exchange requests to the transfer agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

An investor can place orders to buy, sell or exchange by telephone depending on how the investor completes the telephone authorization section of the account application. To place orders by telephone, an investor should call 1-800-422-3737 and have his or her taxpayer identification number (TIN) available when calling. The investor can sell up to an aggregate of $100,000 of shares by check via the telephone in any 30-day period if he or she qualifies for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once the investor has an account, he or she should contact Columbia Funds at 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors) for more information on account

F-2

trading restrictions and the special sign-up procedures required for online transactions. The transfer agent has procedures in place to authenticate electronic orders delivered through the internet. An investor will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

An investor can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if he or she qualifies for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify an investor’s identity when he or she opens an account. This information may include the investor’s name, address, date of birth (for individuals), and taxpayer or other government issued identification. If the investor fails to provide the requested information, the Fund may need to delay the date of the purchase or may be unable to open the account, which may result in a return of investment monies. In addition, if the Fund is unable to verify an investor’s identity after an account is open, the Fund reserves the right to close the account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy — Accounts Below $250

Columbia Funds generally will automatically sell an investor’s shares if the value of an investor’s account (treating each account of the Fund the investor owns separately from any other account of the Fund the investor may own) falls below $250. If the investor’s shares are sold, the transfer agent will remit the sale proceeds to the investor. Any otherwise applicable CDSC will not be imposed on such automatic sale of the investor’s shares. The transfer agent will send the investor written notification in advance of any automatic sale, which will provide details on how the investor may avoid such automatic sale. Generally, the investor may avoid such automatic sale by raising their account balance, consolidating their accounts through an exchange of shares of another Columbia Fund which the investor hold shares, or setting up a Systematic Investment Plan. Contact the transfer agent, review our website at www.columbiafunds.com, call 800.708.7953 or contact a financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year. Columbia Funds may also sell the investor’s shares if a financial intermediary tells us to sell their shares pursuant to arrangements made with the investor, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Minimum Balance Fee

If the value of an investor’s account (treating each account of the Fund the investor owns separately from any other account of the Fund the investor may own) falls below the minimum initial investment requirement applicable to the investor, their account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in their account. Any otherwise applicable CDSC will not be imposed on such automatic sale of the investor’s shares. The transfer agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of

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this fee, the fee will be paid directly to the Fund. The transfer agent will send the investor written notification in advance of assessing any fee, which will provide details on how the investor can avoid the imposition of such fee. Generally, the investor may avoid the imposition of such fee by raising their account balance, consolidating their accounts through an exchange of shares of another Columbia Fund in which they hold shares, or setting up a Systematic Investment Plan. Contact the transfer agent, review our website at www.columbiafunds.com, call 800.708.7953 or contact a financial advisor for more information. Columbia Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders of Class R shares or shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans or payroll deduction plans; accounts that were created by the automatic conversion of Class B shares to Class A shares or Class G shares to Class T shares; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Right to Reject or Restrict Share Transaction Orders—The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading. The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict, reject or cancel a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the transfer agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations—If the Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders,

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including exchange buy orders, involving any Columbia Fund. For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity. These limits generally will not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund of funds” structure. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices—The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through financial intermediaries, and cannot always know or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known. Some financial intermediaries apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it. Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

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The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

The Board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others.

Opening an Account and Placing Orders

Columbia Funds encourages investors to consult with a financial advisor who can help with investment decisions and who can help the investor open an account. Once an investor has an account, he or she can buy, sell and exchange shares by contacting his or her financial advisor or selling and/or servicing agent who will send the order to the transfer agent. As described in Buying, Selling and

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Exchanging Shares—Transaction Rules and Policies, once an investor has an account he or she can also communicate orders directly to the transfer agent by mail, by telephone or online.

BUYING SHARES

Once you have opened an account, you can buy Class Z shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. Class Z shares are only available to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum additional investment for Class Z shares for the following categories of eligible investors”:

•

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

•

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the transfer agent.

•

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

•

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Funds for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the transfer agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

•

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code. Any shareholder (as well as any family

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member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z Shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

•

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent (each investor buying shares through a financial intermediary must independently satisfy the minimum investment requirement noted above).

•

Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Bank of America and its affiliates and/or subsidiaries.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows an investor to make regular purchases in amounts of $50 or more via automatic transfers from their bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the transfer agent or a financial advisor to set up the plan.

Dividend Diversification

Generally, an investor may automatically invest distributions made by another Columbia Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when the investor invests distributions made by a Columbia Fund that were not assessed a sales charge at the time of the investor’s initial purchase. Call Columbia Funds at 800.708.7953 for details.

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Wire Purchases

An investor may buy Class Z shares of the Fund by wiring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 800.422.3737.

Electronic Funds Transfer

An investor may buy Class Z shares of the Fund by electronically transferring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 1-800-422-3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” The investor must set up this feature by contacting the transfer agent prior to his or her request.

Other Purchase Rules Investors Should Know

•

Once the transfer agent or the investor’s selling and/or servicing agent receives the investors buy order in “good form,” their purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	Investors generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

•

The Fund reserves the right to cancel the investor’s order if it doesn’t receive payment within three business days of receiving the investor’s buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending investor’s buy orders to the transfer agent and ensuring that we receive their money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

SELLING SHARES

When a shareholder sells shares, the Fund is effectively buying them back from the shareholder. This is called a redemption.

Wire Redemptions

A shareholder may request that Class Z shares sale proceeds be wired to the shareholder’s bank account by calling the transfer agent at 1-800-422-3737. The shareholder must set up this feature prior to the request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The transfer agent may waive the fee for certain accounts.

Electronic Funds Transfer

A shareholder may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to the shareholder’s bank account by calling the transfer agent at 1-800-422-3737. It may take up to three business days for the sale proceeds to be received by the bank. The shareholder must set up this feature by contacting the transfer agent prior to the request.

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Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets investors withdraw funds from their Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the transfer agent or a financial advisor to set up the plan. An investor’s account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If the investors sets up the plan after they have opened their account, their signature must be Medallion guaranteed. All distributions must be reinvested to participate in the Systematic Withdrawal Plan. Investors can choose to receive withdrawals via check or direct deposit into their bank account. Investors can cancel the plan by giving Columbia Funds 30 days notice in writing or by calling the transfer agent at 800.422.3737. It’s important to remember that if investors withdraw more than their investment in the Fund is earning, they will eventually use up their original investment.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, investors may incur the brokerage and transaction costs associated with converting the portfolio securities they receive into cash. Also, the portfolio securities investors receive may increase or decrease in value before investors convert them into cash.

Other Redemption Rules Investors Should Know

•

Once the transfer agent or the investor’s selling and/or servicing agent receives their sell order in “good form,” their shares will be sold at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies. Any applicable CDSC will be deducted from the amount being sold and the balance will be remitted to the investor.

•

If investors sell their shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to the investor’s bank account within three business days after the transfer agent or the investor’s selling and/or servicing agent receives their order in “good form.”

•

If investors sell their shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the transfer agent or the investor’s selling and/or servicing agent receives their order in “good form.”

•	If investors paid for their shares by check, Columbia Funds will hold the sale proceeds when they sell those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay payment of the sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•

Other restrictions may apply to retirement accounts. For information about these restrictions, investors should contact their retirement plan administrator. Also keep in mind Columbia Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies.

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Other Redemption Rules Investors Should Know

•

If an investor sells shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to the investor’s bank account within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•

If an investor sells shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•	If an investor paid for shares by check, Columbia Funds will hold the sale proceeds when the investor sells those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	Columbia Funds can delay the payment of sale proceeds of the Fund for up to seven days.

EXCHANGING SHARES

An investor can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. Investors should read the prospectus of, and make sure they understand the investment objective and principal investment strategies of, the Columbia Fund into which they are exchanging.

Systematic Exchanges

Investors may buy Class Z shares of the Fund by exchanging $100 or more each month from another Columbia Fund for shares of the same class of the Fund at no additional cost. Contact the transfer agent or a financial advisor to set up the plan. If the investor sets up their plan to exchange more than $100,000 each month, they must have their signature Medallion guaranteed.

Exchanges will continue as long as the investor’s balance is sufficient to complete the systematic monthly transfers, subject to Columbia Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares—Transaction Rules and Policies. Investors may terminate the program or change the amount they would like to exchange (subject to the $100 minimum) by calling Columbia Funds at 800.708.7953. A sales charge may apply when an investor exchanges shares of a Columbia Fund that were not assessed a sales charge at the time of the investor’s initial purchase.

Other Exchange Rules Investors Should Know

•	Exchanges are made at net asset value.

•	An investor can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	An investor may make exchanges only into a Columbia Fund that is legally offered and sold in the investor’s state of residence.

•	An investor generally may make an exchange only into a Columbia Fund that is accepting investments.

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•	The Fund may change or cancel an investor’s right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless an investor’s account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and the investor may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund will not have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

•	Declarations daily

•	Distributions monthly

The Fund may, however, declare and pay distributions of net investment income more frequently. Each time a distribution is made, the net asset value per share is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If an investor sells all of his or her shares after the record date, but before the payment date, for a distribution, the investor normally receives that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the Fund unless the investor informs us he or she wants to receive distributions in cash. Investors can do this by writing Columbia Funds at the address on the cover page of this Prospectus/Proxy Statement, or by calling us at 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

Unless an investor is investing through a tax-deferred retirement account (such as an IRA), the investor should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost the investor money in taxes because the investor will, in effect, receive part of the purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” investors should check the Fund’s distribution schedule above before investing.

Similarly, if an investor buys shares of the Fund when it holds securities with unrealized capital gain, the investor will, in effect, receive part of his or her purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If Fund shares are bought when it has capital loss carryforwards, the Fund may be able to use such carryforwards to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

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Taxes

The Fund will send investors a statement each year showing how much they have received in distributions in the prior year and the distributions’ character for federal income tax purposes.

In addition, investors should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to shareholders.

•	Distributions are usually taxable to shareholders when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to shareholders as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to shareholders as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long shareholders have owned their shares.

•

For taxable years beginning on or before December 31, 2010, if a shareholder is an individual and meets certain holding period and other requirements for his or her Fund shares, a portion of his or her distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

A sale or exchange of Fund shares is a taxable event. This includes redemptions where a shareholder is paid in securities. A shareholder’s sales (including those paid in securities) and exchanges of Fund shares usually will result in taxable capital gain or loss to the shareholder, equal to the difference between the amount the shareholder receives for his or her shares (or is deemed to have received in the case of exchanges) and the amount the shareholder paid (or is deemed to have paid) for them. Any such capital gain or loss generally will be long-term capital gain or loss if the shareholder has held the Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be disallowed.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to shareholders (including amounts paid to shareholders in securities and amounts deemed to be paid to shareholders upon an exchange of shares) if: a shareholder has not provided a correct taxpayer identification number (TIN) or has not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on a shareholder’s account is incorrect according to its records; or the IRS informs the Fund that the shareholder is otherwise subject to backup withholding.

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•

Distributions that come from the Fund’s s tax-exempt interest income are generally free from federal income tax. These distributions generally are exempt from state individual income tax if the Fund invests primarily in securities from that state or its subdivisions. However, the validity of such exemption is the subject of a pending U.S. Supreme Court case. In addition, investors may be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes.

MANAGEMENT OF THE FUND

Investment Advisor

Columbia Management, located at 100 Federal Street, Boston, MA 02110, is the Fund’s investment advisor and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Management a monthly fee for its investment advisory services at an annual percentage rate of 0.40% of the Fund’s average daily net assets. The Fund’s advisor has implemented a breakpoint schedule for the Fund’s investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.40% for assets up to $500 million; 0.35% for assets in excess of $500 million and up to $1 billion; 0.32% for assets in excess of $1 billion and up to $1.5 billion; 0.29% for assets in excess of $1.5 billion and up to $3 billion; 0.28% for assets in excess of $3 billion and up to $6 billion; and 0.27% for assets in excess of $6 billion. A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi-annual report to shareholders for the semi-annual period ended February 28, 2007.

Portfolio Managers

Information about the Columbia Management portfolio managers that are primarily responsible for overseeing the Fund’s investments is shown below.

Gary Swayze

Service with the Fund since April 2007

Investment management experience since 1974

Columbia Management associated since 1997.

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Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management recommendations with approval only by the Board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Administrator

Columbia Management, as the Fund’s administrator, is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Fund pays Columbia Management a monthly fee for its services, plus certain out-of-pocket expenses, at an annual percentage rate of 0.15% of the Fund’s average daily net assets.

Distributor

Shares of the Fund are distributed by Columbia Management Distributors, Inc., which is located at One Financial Center, Boston, MA 02111. The distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

Transfer Agent

Columbia Management Services, Inc., located at One Financial Center, Boston, MA 02111, is the Fund’s transfer agent. The transfer agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The transfer agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the transfer agent monthly fees on a per-account basis. Fees paid to the transfer agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the transfer agent on the Fund’s behalf.

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CERTAIN CONFLICTS OF INTEREST

As described in Management of the Fund, the advisor, administrator, distributor and transfer agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

The advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	Compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	The allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	Separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	Regulatory and other investment restrictions on investment activities of the advisor and other Bank of America affiliates and accounts advised/managed by them;

•	Lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	Regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the advisor and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options.

For example:

•

The Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

The Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

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•	The Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which investors should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

CERTAIN LEGAL MATTERS

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which less than $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

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Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action - Mehta v AIG SunAmerica Life Assurance Company - involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for

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the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in the Acquiring Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Acquiring Fund, which is the same as the pro forma annual expense ratio stated in the Annual Fund Operating Expenses tables, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. A shareholder’s actual costs may be higher or lower.

Columbia California Intermediate Municipal Bond Fund — Class Z Shares

Maximum Sales Charge 0.00%		Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Pro Forma Annual Expense Ratio*	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses**
1	5.00%	0.51%	4.49%	$10,449.00	$52.14
2	10.25%	0.67%	9.01%	$10,901.44	$71.52
3	15.76%	0.67%	13.73%	$11,373.47	$74.62
4	21.55%	0.67%	18.66%	$11,865.95	$77.85
5	27.63%	0.67%	23.80%	$12,379.74	$81.22
6	34.01%	0.67%	29.16%	$12,915.78	$84.74
7	40.71%	0.67%	34.75%	$13,475.04	$88.41
8	47.75%	0.67%	40.59%	$14,058.51	$92.24
9	55.13%	0.67%	46.67%	$14,667.24	$96.23
10	62.89%	0.67%	53.02%	$15,302.33	$100.40
Total Gain After Fees & Expenses				$5,302.33

Total Annual Fees & Expenses					$819.37

*	The figures in the table above are those of the Acquiring Fund on a pro forma combined basis after effect to the Merger. The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
**	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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Appendix G — Financial Highlights for the Acquiring Fund

The financial highlights table is designed to help you understand the Acquiring Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned each period assuming all dividends distributions had been reinvested. The information in the table below has been derived from the Acquiring Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, with the exception of the data for the six-month period ended September 30, 2007. PricewaterhouseCoopers LLP’s report, along with the Fund’s financial statements, are included in the Fund’s annual report, both of which are also incorporated by reference into the SAI.

Columbia California Intermediate Municipal Bond Fund — Class Z Shares

	(Unaudited) Six Months Ended September 30, 2007		Year Ended March 31,
			2007		2006(a)		2005		2004		2003(b)
Net Asset Value, Beginning of Period	$9.61		$9.47		$9.61		$9.99		$10.00		$10.00
Income from Investment Operations
Net Investment Income(c)	0.18		0.35		0.34		0.33		0.34		0.22
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	(0.06)		0.14		(0.09)		(0.27)		0.05		0.07

Total from Investment Operations	0.12		0.49		0.25		0.06		0.39		0.29

Less Distributions Declared to Shareholders
From Net Investment Income	(0.18)		(0.35)		(0.34)		(0.33)		(0.34)		(0.22)
From Net Realized Gains	—		—		(0.05)		(0.11)		(0.06)		(0.07)

Total Distributions Declared to Shareholders	(0.18)		(0.35)		(0.39)		(0.44)		(0.40)		(0.29)

Net Asset Value, End of Period	$9.55		$9.61		$9.47		$9.61		$9.99		$10.00
Total Return(d)(e)	1.23	%(f)	5.27%		2.63%		0.59%		3.99%		2.94%

Ratios to Average Net Assets/Supplemental Data
Net Operating Expenses	0.50	%(g)(h)	0.50	%(g)	0.50	%(g)	0.50%		0.50%		0.50	%(h)
Interest Expense	—%		—%		—	%(i)	—	%(i)	—	%(i)	—	%(i)
Net Expenses	0.50	%(g)(h)	0.50	%(g)	0.50	%(g)	0.50%		0.50%		0.50	%(h)
Waiver/Reimbursement	0.17	%(h)	0.20%		0.18%		0.28%		0.24%		0.27	%(h)
Net Investment Income	3.71	%(g)(h)	3.67	%(g)	3.55	%(g)	3.32%		3.40%		3.61	%(h)
Portfolio Turnover Rate	3	%(f)	13%		35%		26%		12%		19	%(f)
Net Assets, End of Period (000’s)	$148,916		$132,921		$122,286		$116,533		$128,957		$124,009

(a)	On August 22, 2005, the Fund’s Primary A shares were renamed Class Z shares.
(b)	The Fund’s Class Z shares commenced operations on August 19, 2002.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	The benefits derived from custody credits had an impact of less than 0.01%.
(h)	Annualized.
(i)	Rounds to less than 0.01%.

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Appendix H — Comparison of Organizational Documents

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Shareholder Voting Rights	The Corporation’s Articles of Incorporation provide that shareholders have the right to vote on any matter submitted to a vote of stockholders. The By-Laws specifically provide that shareholders have the right to elect directors. Although not specifically stated in the Articles, Corporation shareholders have the right to vote on all matters required by the 1940 Act, including advisory agreements.	The Trust’s Declaration of Trust provides that shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, and 6) to terminate the Trust’s independent public accountant.

Shareholder Meetings	The Corporation’s By-Laws provide that special meetings of the shareholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Board or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.	The Trust’s Declaration of Trust provides that shareholders have the right to call special meetings only to the extent the SEC staff takes the position by rule, interpretive letter or public release that they are entitled to do so. Otherwise, only the Board, its Chairman or the President of the Trust may call shareholder meetings.

Quorum for Shareholder Meetings	The Corporation’s By-Laws state that a quorum is met when at least a majority of the shares entitled to vote are present.	A quorum is met when 33 1/3% of the shares entitled to vote are present.

Required Shareholder Vote	Except when a larger vote is required by law or the Articles, the Corporation’s By-Laws state that a majority of all the votes cast will decide all matters. Where a matter is to be voted by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.	Except when a larger vote is required by law or the Declaration of Trust, a majority of shares voted will decide all matters, except that a plurality shall elect a Trustee.

Notice to Shareholders	The Corporation’s By-Laws state that notice of shareholder meetings must be sent to shareholders not less than 10 days prior to the meeting.	Notice of shareholder meetings must be sent to shareholders not less than 7 days prior to the meeting.

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	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Manner of Voting	Shares may be voted in person or by proxy.	Shares may be voted in person or by proxy. The Trust limits this right where a proposal by anyone other than the officers or Trustees is submitted for a vote of shareholders or where there is a proxy contest opposing a proposal of the officers or Trustees. In those cases, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other means of transmission.

Amendment to the Articles of Incorporation/ Declaration of Trust	The Corporation’s Articles provide that the Corporation can make amendments to its Articles which are now or hereafter authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment is authorized by not less than a majority vote of the shares entitled to be cast thereon.	The Trustees can amend the Declaration of Trust without shareholder approval.

Termination of the Fund, Series or Class	The Corporation’s Articles do not specifically provide for the termination of the Corporation. However, the Directors may sell and convert the assets of any class of the Corporation to money and the Corporation may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.	The Trust and any series thereof may be terminated at any time by the Board with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the Trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.

Merger, Consolidation or Conversion	The Corporation’s Articles permit the Directors to sell and convey the assets of a class of the Corporation to another entity without shareholder approval unless shareholder approval is required by law. The Corporation’s Articles further permit the Directors to combine the assets belonging to a class with the assets belonging to any one or more other	The Trustees have the power to cause the Trust or any series to be merged or consolidated with another trust or company. The Board may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. The Trustees are expressly granted the right to convert to a feeder fund in a master-

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	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
	classes without shareholder approval (unless shareholder approval is required by law) if the Directors reasonably determine that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.	feeder structure without shareholder approval.

Committees	The Corporation does not have mandatory committees, but the Board may appoint from among its members an executive and other committees of the Board composed of two or more directors. To the extent permitted by law, the Board may delegate to any such committee or committees any of the powers of the Board in the management of the business, affairs and property of the Corporation.	The Trust has two standing committees created in its Declaration of Trust that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Board of the Trust may form or abolish other committees.

Removal of Directors/ Trustees	The Corporation’s By-Laws provide that Directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.	Trustees may be removed with or without cause at any time by a written instrument signed by at least 2/3 of the other Trustees. Additionally, if required by Section 16(c) of the 1940 Act, a Trustee may be removed at a shareholders meeting by a vote of at least 2/3 of the outstanding shares.

Director/Trustee Liability and Indemnification

The Corporation’s Articles state that no provision of the Articles shall protect or purport to protect any director against any liability to the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Corporation’s Articles state that each director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the 1940 Act and applicable state the Corporation law, now or hereafter in force, including advance of related expenses.

Trustees will be liable to the Trust by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Trustees will also not be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee’s official capacity, 2) with respect to any matter where the Trustee is judged to be liable in the performance of his duty to the Trust unless the adjudicator determines that the Trustee was not liable

H-3

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
	The Corporation’s By-Laws state that Directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act, except that such indemnity shall not protect any such person against any liability to the Corporation to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of the Corporation’s Directors in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding mutual fund director indemnification.	as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

Advancement of Expenses Incurred in Defending Directors/Trustees	The Corporation’s By-Laws provide that Directors are entitled to advances from the Corporation for payment of the reasonable expenses incurred by them in connection with proceedings to which the Director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act. Similar to the above, inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding advancement of expenses to mutual fund directors.	Trustees can be advanced expenses upon a written agreement whereby the Trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the Trustee posts security for the undertaking, 2) the Trust has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested Trustees, or independent legal counsel, determine that the Trustee will ultimately be found entitled to indemnification.

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	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Shareholder Liability	Although not explicitly stated in its Articles, shareholders of the Corporation would have the same limitation of personal liability as is extended to shareholders of other corporations incorporated in the State of Maryland. Generally, a corporation is regarded as a separate legal entity from its shareholders. Consequently, its shareholders are ordinarily insulated from liability for the debts of the corporation absent fraud or clear disregard for the corporate structure. For example, courts will look through the corporation to a shareholder when such shareholder is using the corporate entity as a shield for the perpetration of a fraud against a third party.

Although not explicitly stated in the Declaration of Trust, shareholders of the Trust are protected from liability under the Delaware Statutory Act, which provides that shareholders of a Delaware statutory trust shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. See the discussion under Corporation with respect to the liability of corporate shareholders.

If any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating solely to his being or having been a shareholder, and not because of his acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Distributions	Directors may declare from time to time, at their sole discretion, dividends and distributions in stock or in cash or both.	Trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

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EXC-51/148935-0208

TREASURY MONEY FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Treasury Money Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., into Columbia Government Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including UST Advisers, Inc. (“UST Advisers”), the investment advisor to the Acquired Fund. Bank of America is the ultimate parent company of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund, and UST Advisers. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition.

CMG’s overall goal in proposing the fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a significantly larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes. More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Funds, Inc.

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 14, 2008

TREASURY MONEY FUND

A Series of Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

To the shareholders of

Treasury Money Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Treasury Money Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Government Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr.

Secretary

February 8, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

TREASURY MONEY FUND

c/o Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA GOVERNMENT RESERVES

c/o Columbia Funds Series Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

This Prospectus/Proxy Statement contains information shareholders should know before voting on the approval of the Agreement and Plan of Reorganization with respect to the proposed acquisition of Treasury Money Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc. (the “Corporation”), by Columbia Government Reserves (the “Acquiring Fund” and, together with the Acquired Fund, each a “Fund” and collectively the “Funds”), a series of Columbia Funds Series Trust (the “Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a “Merger.” The Funds are series of separate registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of UST Advisers, Inc. (“UST Advisers”), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, then the ultimate parent of UST Advisers, on July 1, 2007, and as a result became the ultimate parent of UST Advisers. Prior to that acquisition, Columbia Management and UST Advisers were not affiliates of each other.

The Acquiring Fund seeks current income consistent with capital preservation and maintenance of a high degree of liquidity. The Acquiring Fund pursues this objective by investing in high-quality money market instruments, with at least 80% of its net assets invested in U.S. Government obligations. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund’s Trust Class with the same aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), as the net value of the assets and liabilities transferred. After that exchange, the shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to this Prospectus/Proxy Statement.

•	The Prospectus of the Acquired Fund dated July 1, 2007, as supplemented.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007 and the unaudited financial statements included in the Semi-Annual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semi-annual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the

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SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1.	What Merger is being proposed?

The Board of Directors (the “Board” or, collectively, “Directors”) of Treasury Money Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., is recommending that shareholders approve the merger of the Acquired Fund into Columbia Government Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund’s Shares Class will receive shares of the Acquiring Fund’s Trust Class with a dollar value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board believes that the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment objectives and principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the Acquired Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Directors.

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3.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment strategies. The Acquired Fund seeks current income with liquidity and stability of principal, while the Acquiring Fund seeks current income consistent with capital preservation and maintenance of a high degree of liquidity. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in direct U.S. Treasury obligations, while the Acquiring Fund invests in high-quality money makes instruments with at least 80% of its net assets in U.S. Government obligations. Like all money market mutual funds, both Funds must maintain an average dollar-weighted maturity of 90 days or less.

The table below compares the investment objective and principal investment strategies of each Fund.

Comparison of Investment Objectives and Principal Investment Strategies

	Treasury Money Fund (Acquired Fund)	Columbia Government Reserves (Acquiring Fund)
Investment Objective	The Acquired Fund seeks current income with liquidity and stability of principal.	The Acquiring Fund seeks current income consistent with capital preservation and maintenance of a high degree of liquidity.

Principal Investment Strategies

Under normal circumstances, the Acquired Fund will invest at least 80% of its net assets (which includes any borrowings for investment purposes) in direct U.S. Treasury obligations, such as Treasury bills and notes.

The Acquired Fund may also invest in high-quality obligations issued or guaranteed by U.S. government agencies and instrumentalities. Generally, interest payments on obligations held by the Fund will be exempt from state and local taxes in most states.

The Acquiring Fund invests in high-quality money market instruments, with at least 80% of net assets (which includes net assets plus any borrowings for investment purposes) in U.S. Government obligations.

The Acquiring Fund purchases only first-tier securities, which primarily include U.S. Government obligations and U.S. Treasury obligations and may include other first-tier securities.

	In managing the Acquired Fund, the Fund’s advisor assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Fund’s advisor uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.	The Acquiring Fund’s advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio, including local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities. In connection with

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Treasury Money Fund (Acquired Fund)	Columbia Government Reserves (Acquiring Fund)

selecting individual investments for the Fund, the Fund’s advisor evaluates a security based on its potential to generate income and to preserve capital and considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities. The Fund’s advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if it believes that the instrument is no longer a suitable investment or that other investments are more attractive; or for other reasons.

The Acquired Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Fund’s advisor believes present minimal credit risk, maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.	The Acquiring Fund may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less, and must maintain an average dollar-weighted maturity of 90 days or less.

The Acquired Fund seeks to maintain a stable net asset value of $1.00 per share.	The Acquiring Fund seeks to maintain a constant net asset value of $1.00 per share.

The following table highlights the differences in the Funds’ fundamental investment policies. A “fundamental” investment policy is one that may not be changed without shareholder approval.

Comparison of Fundamental Investment Policies

Treasury Money Fund (Acquired Fund)	Columbia Government Reserves (Acquiring Fund)
The Acquired Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.	The Acquiring Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof

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Treasury Money Fund (Acquired Fund)	Columbia Government Reserves (Acquiring Fund)
in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

The Acquired Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.	The Acquiring Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

The Acquired Fund may not purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs.	The Acquiring Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

The Acquired Fund may not issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security.	The Acquiring Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule.	The Acquiring Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent

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Treasury Money Fund (Acquired Fund)	Columbia Government Reserves (Acquiring Fund)
permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.	The Acquiring Fund may not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not purchase securities on margin, make short sales of securities, or maintain a short position.	The Acquiring Fund does not have a corresponding fundamental policy, but does have a non-fundamental policy concerning selling securities short (see below).

The Acquired Fund may not invest in or sell puts, calls, straddles, spreads, or any combination thereof.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not make loans, except that the Fund may purchase or hold debt securities in accordance with its investment objective and policies.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not invest in bank obligations having remaining maturities in excess of one year, except that securities subject to repurchase agreements may bear longer maturities.	The Acquiring Fund does not have a corresponding fundamental policy.

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Treasury Money Fund (Acquired Fund)	Columbia Government Reserves (Acquiring Fund)
The Acquired Fund may not invest in companies for the purpose of exercising management or control.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not invest more than 5% of the Fund’s total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years.

The Acquired Fund may not purchase foreign securities.

The Acquired Fund may not acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.	The Acquiring Fund does not have a corresponding fundamental policy, but does have a non-fundamental policy concerning investments in other investment companies (see below).

The Acquired Fund may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of the Fund’s total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.	The Acquiring Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any

8

Treasury Money Fund (Acquired Fund)	Columbia Government Reserves (Acquiring Fund)
other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not knowingly invest more than 10% of the value of the Fund’s total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.	The Acquiring Fund does not have a corresponding fundamental policy, but does have a non-fundamental policy regarding investments in illiquid securities (see below).

The Acquired Fund may not purchase securities other than obligations issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. government and securities issued by investment companies that invest in such obligations.

The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not agree to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (‘repurchase agreements’).	A repurchase agreement is a permissible investment for the Acquiring Fund. The Acquiring Fund generally invests less than 10% of its total assets in such security type.

The following table highlights the differences in the Funds’ non-fundamental investment policies. A “non-fundamental” investment policy is one that may be changed by a Fund’s board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Comparison of Non-Fundamental Investment Policies

Treasury Money Fund (Acquired Fund)	Columbia Government Reserves (Acquiring Fund)
The Acquired Fund will limit investments in illiquid securities to 10% of its net (rather than total) assets, notwithstanding its fundamental policy regarding illiquid securities described above.	The Acquiring Fund will not invest more than 10% of its net assets in illiquid securities.

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Treasury Money Fund (Acquired Fund)	Columbia Government Reserves (Acquiring Fund)
The Acquired Fund will comply with special investment limitations, in order to obtain a rating from a rating organization.	The Acquiring Fund does not have a corresponding non-fundamental policy.

The Acquired Fund does not have a corresponding non-fundamental policy, but does have a fundamental policy regarding investments in other investment companies (see above).	The Acquiring Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Acquired Fund does not have a corresponding non-fundamental policy, but does have a fundamental policy regarding short sales of securities (see above).	The Acquiring Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Acquired Fund shareholders will receive at least 60 days’ prior notice of any change to the Fund’s principal investment strategy to invest at least 80% of its net assets in direct U.S. Treasury obligations.	The Acquiring Fund has a similar non-fundamental policy with respect to any change to its principal investment strategy to invest at least 80% of its net assets in U.S. government obligations.

4.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund.

In addition, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended March 31, 2007 for the Acquired Fund and ended August 31, 2007 for the Acquiring Fund) and those projected for the

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Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger, based on pro forma combined net assets as of August 31, 2007.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by less than $0.01 per share based on shares outstanding as of August 31, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately two months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Based on the operating expense ratios shown below, the total operating expense ratio of the Trust Class shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of the Shares Class shares of the Acquired Fund.

Annual Fund Operating Expenses

(deducted directly from Fund assets)

	Treasury Money Fund Shares Class (Acquired Fund)		Columbia Government Reserves Trust Class (Acquiring Fund)		Pro Forma Columbia Government Reserves Trust Class (Acquiring Fund)
Management Fees	0.45	%(1)(6)	0.25	%(3)	0.25	%(3)
Shareholder Administration Fees	0.25%		0.10%		0.10%
Other Expenses	0.04%		0.01%		0.01	%(5)

Total Annual Fund Operating Expenses	0.74	%(6)	0.36%		0.36%
Less Fee Waivers and/or Reimbursements	(0.14	)%(2)	(0.06)%		(0.06)%

Net Annual Fund Operating Expenses	0.60	%(2)	0.30	%(4)	0.30	%(4)

(1)	The Fund pays an investment advisory fee of 0.30% and an administration fee of 0.15%. The Administrator receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc.; Excelsior Tax-Exempt Funds, Inc. and the Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund, and Pacific/Asia Fund, series of Excelsior Funds, Inc. or the Excelsior Funds Trust). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(2)	The expense information in the table reflects contractual fee waivers currently in effect. The Acquired Fund’s advisor has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the advisor terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

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(3)	Management fees have been restated to reflect contractual changes to investment advisory fees and administration fees. Effective January 1, 2008, the Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the average daily net assets of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund. The advisor and administrator have contractually agreed to limit management fees (investment advisory fees and administrative fees) to an annual rate of 0.19% of average daily net assets through December 31, 2009.
(4)	The Fund’s advisor has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that they do not exceed 0.20%. There is no guarantee that this limitation will continue after December 31, 2009. The Fund’s advisor is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed the expense limitation in effect at the time of recovery.
(5)	Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(6)	The Fund’s administrator has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.40% and “Total Annual Fund Operating Expenses” would be 0.69%. The Fund’s administrator, at its discretion, may revise or discontinue this arrangement at any time.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses Tables. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	Redemption of shares at the end of each period.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

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Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Treasury Money Fund
Shares Class:	$61	$222	$398	$905

Columbia Government Reserves
Trust Class:	$31	$103	$190	$444

Columbia Government Reserves (pro forma combined)
Trust Class:	$31	$110	$196	$450

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix F for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, holders of Shares Class shares of the Acquired Fund will receive new Trust Class shares of the Acquiring Fund. The Merger is not expected to result in any substantive changes to shareholder rights regarding or procedures for purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Trust Class shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Trust Class shares of the Acquiring Fund. With respect to purchasing, redeeming or exchanging, Shares Class of the Acquired Fund calculates its net asset value per day once each business day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) whereas Trust Class of the Acquiring Fund calculates its net asset value per share three times each business day at 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time. In addition, with respect to purchases, if an investor’s purchase order for Shares Class of the Acquired Fund is received in good order before 1:00 p.m. Eastern time, such investor will receive that day’s dividend. If an investor’s purchase order for Trust Class shares of the Acquiring Fund is received by 2:30 p.m. Eastern time, such investor will receive that day’s dividend.

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For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix F.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains (after reduction by any available capital loss carryforwards) to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares. Such a redemption is unlikely to result in recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund, the Acquired Fund and Columbia Management each may bear a portion of the out-of-pocket expenses associated with the Merger, as noted below. Out-of-pocket expenses associated with the Merger (“Merger Expenses”) include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to the Acquired Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the

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Acquired Fund). Estimated Merger Expenses that are not specifically allocable to either Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that are in excess of the Fund’s Estimated First Year Savings. The estimated Merger Expenses to be borne by the Acquired Fund are approximately $ 71,826 (less than $0.01 per share, based on shares outstanding as of September 30, 2007), assuming completion of the Merger. The Acquiring Fund is not expected to bear any Merger Expenses. Should the Merger fail to occur, Columbia Management will bear all Merger Expenses .

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II.    PROPOSAL — MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with each Fund generally are similar because the Funds generally have similar investment objectives and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to substantially similar principal risks, including money market fund risk, interest rate risk, changing distribution levels risk, credit risk and U.S. Government obligations risk, each of which is described below, except that, because the Acquiring Fund may invest a significantly higher percentage of its assets in U.S. Government obligations that are not backed by the “full faith and credit” of the U.S. Government relative to the Acquired Fund, it is subject to greater credit risk.

Money Market Fund Risk. The Funds are money market funds, but investments in the Funds are not bank deposits, and are not insured or guaranteed by Bank of America, U.S. Trust, the FDIC or any other

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government agency. Although the Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Interest Rate Risk. Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Funds receive from it but will affect the value of the Funds’ shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Changing Distribution Levels Risk. The amount of the distributions paid by the Funds generally depends on the amount of income and/or dividends received by the Funds on the securities they hold. The Funds may not be able to pay distributions or may have to reduce their distribution level if the income and/or dividends the Funds receive from their investments decline.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Funds could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Shareholders of the Acquired Fund should note that, although the investment objective and principal investment strategies of the Acquiring Fund generally are similar to those of the Acquired Fund, the Acquiring Fund may have a different investment style and different investment limitations. Please see the answer to question 3 above under “Questions and Answers Regarding Approval of the Merger” for more information regarding the investment objectives, principal investment strategies and investment policies of the Funds.

Information about the Merger

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund and if all other conditions are satisfied, the Merger is expected to occur in the first quarter of 2008. The following is a brief summary of the

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principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Trust Class shares of the Acquiring Fund with an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (the “Valuation Date”).

•

If the difference between the per share net asset values of the Acquired Fund and the Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, or if the Board of Trustees of the Trust or the Board of the Corporation determines that the consummation of the Merger would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Corporation or the Trust shall have the right to postpone the Valuation Date and the closing date of the Merger until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Trust or the Board of the Corporation, as applicable, otherwise determines that the consummation of the Merger would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively.

•

The Acquiring Fund’s Trust Class shares received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund’s Shares Class pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board of the Corporation and the Board of Trustees of the Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger. Such a redemption is unlikely to result in the recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Shares that Shareholders Will Receive

If the Merger occurs, shareholders of the Acquired Fund’s Shares Class will receive shares in the Acquiring Fund’s Trust Class. As compared to the Acquired Fund shares currently owned by

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shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund. The net asset value of the shares issued by the Acquiring Fund in the Merger will reflect the expenses of the Merger allocated to the Acquiring Fund.

•

They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix H to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger is not expected to result in any substantive changes to shareholder rights regarding or procedures for purchasing, redeeming and exchanging shares, except that with respect to the purchase of shares, only eligible investors can invest in Trust Class shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Trust Class shares of the Acquiring Fund. With respect to purchasing, redeeming or exchanging, Shares Class of the Acquired Fund calculates its net asset value per day once each business day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) whereas Trust Class of the Acquiring Fund calculates its net asset value per share three times each business day at 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time. In addition, with respect to purchases, if an investor’s purchase order for Shares Class of the Acquired Fund is received in good order before 1:00 p.m. Eastern time, such investor will receive that day’s dividend. If an investor’s purchase order for Trust Class shares of the Acquiring Fund is received by 2:30 p.m. Eastern time, such investor will receive that day’s dividend. Please see Appendix F to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $10 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund may sell an investor’s shares if the value of an account falls below $1,000. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy, and applicable investment minimums is described in Appendix F. The Acquired Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

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Capitalization

Information concerning the capitalization of each Fund is contained in Appendix E to this Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Directors of the Corporation, including all Directors who are not “interested persons” (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Directors have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

The Directors of the Corporation considered and approved the Merger at a meeting held September 27-28, 2007.

At the meeting, the Directors (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	various alternatives to the Merger, including the continued operation of the Acquired Fund and certain other funds as a separate fund complex and the possible liquidation of the Acquired Fund;

4.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

5.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances can be given that the Acquiring Fund would achieve any particular level of performance after the Merger;

6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

8.	the anticipated tax-free nature of the exchange of shares in the Merger and other expected federal income tax consequences of the Merger;

9.	the potential benefits of the Merger to Columbia Management and its affiliates;

10.	various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquired Fund is part of a Maryland corporation and the Acquiring Fund is part of a Delaware statutory trust;

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11.	the fact that shareholders of the Acquired Fund are not expected to experience any substantive change in shareholder services as a result of the Merger; and

12.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Directors also considered that the Funds have different Boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Directors also considered, however, that many of the Funds’ service providers are identical. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund’s portfolio. Larger mutual funds typically have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both money market funds that invest primarily in high-quality U.S. Treasury and U.S. Government obligations, respectively.

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Fund, the Board of Trustees of such Fund has agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix F for more information.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for the Acquired Fund’s Shares Class and for the calendar

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years since the Acquiring Fund’s inception for the Acquiring Fund’s Trust Class. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

Treasury Money Fund

(Acquired Fund)

For periods shown in bar chart: Best quarter: 4th quarter 2000, 1.46% Worst quarter: 2nd quarter 2004, 0.10%

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Columbia Government Reserves

(Acquiring Fund)

For periods shown in bar chart: Best quarter: 4th quarter 2000, 1.60% Worst quarter: 2nd quarter 2004, 0.20%

The following tables list the average annual total return for the Acquired Fund’s Shares Class and the Acquiring Fund’s Trust Class for the one-year, five-year and ten-year periods (or since inception) ended December 31, 2007. These tables are intended to provide a shareholder with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. For the Funds’ current yield, call 1-800-708-7953.

Treasury Money Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Shares Class	4.05%	2.38%	3.13%

Columbia Government Reserves

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	Since Inception*
Trust Class Shares	4.95%	2.92%	3.42%

*	The inception date of the Fund’s Trust Class shares is May 17, 1999.

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Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Merger. It does not address any state, local or foreign tax consequences. A Fund shareholder’s tax treatment may vary depending on its particular situation. A Fund shareholder also may be subject to special rules not discussed below if it is a certain kind of Fund shareholder, including but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a person who holds Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Fund shares as a capital asset at the time of the Merger; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Merger is intended to be a tax-free reorganization for federal income tax purposes. Morrison & Foerster LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, current administrative rules and court decisions, all of which are subject to change (including changes with retroactive effect), generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the Merger;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

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•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryforwards of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryforward (and of capital loss carryforwards of the Acquiring Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.

The opinion will be based on the continuing accuracy and completeness of certain factual representations made by each party, including certifications made by officers of the Acquired Fund, the Acquiring Fund, the Corporation and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its net tax-exempt investment income, net investment company taxable income (computed without regard to the deduction for dividends paid), and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund's voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

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III.     GENERAL

Voting Information

The Directors are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Bank of America Corporation and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $518.

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy prior to or at the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). A majority of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have

25

discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix D to this Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of                 , 2008, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

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1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the corresponding Acquiring Fund’s valuation procedures, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to

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paragraph 9.2, and shall be certified by the Acquired Fund. The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the board of the Acquiring Trust. The net asset value of each Acquired Fund’s assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the board of the Acquired Trust; provided that if (i) the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, or (ii) the board of the Acquiring Trust or the Acquired Trust determines that the consummation of the reorganization contemplated hereby would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Acquired Trust or the Acquiring Trust shall have the right to postpone the Valuation Date and the Closing Date until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Acquiring Trust or the Acquired Trust, as applicable, otherwise determines that the consummation of the reorganization contemplated hereby would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively. Columbia will notify the Acquired Trust and the Acquiring Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, if such difference equals or exceeds $0.0015 during the thirty (30) day period prior to the Closing.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.	The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

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3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.	At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

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(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)

As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books.

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To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

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(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities

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and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition,

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assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by

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bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

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5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

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(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

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7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)

The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the

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acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund’s investment company taxable income for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

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8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of [ ] satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of [ ] satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

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(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

[                ] will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be

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allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

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If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ]
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B — Corresponding Share Classes

Acquired Fund (Share Class)	Acquiring Fund (Share Class)
Treasury Money Fund Shares Class	Columbia Government Reserves Trust Class

B-1

Appendix C — Authorized Capital

Acquired Fund	Share Class	Authorized Capital
Treasury Money Fund	Shares Class	2,000,000,000

Acquiring Fund	Share Class	Authorized Capital
Columbia Government Reserves	Trust Class	Unlimited

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Appendix D — Share Ownership

Shares of the Acquired Fund Outstanding and Entitled to Vote

The Acquired Fund’s Shares Class had the following shares outstanding as of December 21, 2007:

Class	Number of Shares Outstanding and Entitled to Vote
Shares Class	408,208,030

Ownership of Shares

As of December 21, 2007, the Corporation believes that, as a group, the Directors and officers, as the case may be, of the Acquired Fund owned less than one percent of shares of the Acquired Fund.

As of record on December 21, 2007, US Trust Technology & Support Svcs Inc. (“U.S. Trust”) was believed to possess voting power with respect to 78.63% of the outstanding shares of the Acquired Fund, and such shares could thereby be deemed to be beneficially owned by U.S. Trust as of such date. Accordingly, U.S. Trust may be considered to be a “controlling person” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. U.S. Trust is organized under the laws of New Jersey. The address of U.S. Trust is 499 Washington Blvd, Jersey City, New Jersey 07310. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of U.S. Trust.

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

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Treasury Money Fund

Acquired Fund

Shares Class

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger*
US Trust Technology & Support Svcs Inc Attn: Trade Support 499 Washington Blvd 7th Fl Jersey City NJ 07310-1995	320,962,709	78.63%	43.43%

Peter Schoenfeld Charlotte Schoenfeld Comm Prop 35 E 76th St Apt 2601 New York NY 10021-1827	33,929,864	8.31%	4.59%

Columbia Government Reserves

Acquiring Fund

Trust Class

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation Merger*
Bank of America NA Attn Funds Accounting (ACI) TX-945-06-07 411 North Akard St Dallas TX 75201-3307	330,810,229	99.97%	44.76%

*	Percentage owned assuming consummation of the Merger on December 21, 2007.

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Appendix E — Capitalization

The following table shows on an unaudited basis the capitalization of the Treasury Money Fund and the Columbia Government Reserves as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Treasury Money Fund by the Columbia Government Reserves, the capitalization of Columbia Government Reserves at net asset value as of that date:

	Treasury Money Fund (Shares Class)	Columbia Government Reserves (Trust Class)	Pro Forma Adjustments		Columbia Government Reserves (Trust Class) Pro Forma Combined(1)
Net asset value	$491,755,031	$290,298,870	$491,683,205	(2)(3)	$781,982,075
Shares outstanding	491,769,187	290,315,744	491,683,205	(3)	781,998,949
Net asset value per share	$1.00	$1.00			$1.00

(1)	Assumes the Merger was consummated on November 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of Columbia Government Reserves will be received by shareholders of the Treasury Money Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Government Reserves that actually will be received on or after such date.
(2)	Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of $71,826 to be borne by Treasury Money Fund.
(3)	Shares Class shares of Treasury Money Fund are exchanged for Trust Class shares of Columbia Government Reserves Fund based on the net asset value per share of Columbia Government Reserves’ Trust Class shares at the time of the Merger.

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Appendix F — Information Applicable to the Acquiring Fund

Below is additional information regarding the Acquiring Fund. As used in this Appendix F, the term “Fund” refers to the Acquiring Fund.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price an investor pays or receives buying, selling or exchanging shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. Columbia Funds calculates the net asset value per share for Trust Class shares of the Fund at the following times each business day (unless the Fund closes early): 9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time.

The Fund’s share class calculates its NAV as follows:

(Value of assets of the share class)
– (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. Columbia Funds uses the amortized cost method, which approximates market value, to value the assets of the Fund.

Transaction Rules and Policies

Shareholders should also ask their selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. The Columbia Money Market Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early. In addition to weekends, either the Federal Reserve Bank of New York or the NYSE is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Columbia Money Market Funds, however, may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed.

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Orders can be delivered by mail, by telephone or online. Orders for the Fund that are received in “good form” by the Fund’s transfer agent or the investor’s selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

If the investor’s order for the Fund is received by 2:30 p.m. Eastern time, the investor will receive the net asset value per share next determined after the investor’s order is received (and in the case of purchases the investor will receive that day’s dividends).

Although Columbia Funds tries to maintain a net asset value per share of $1.00 for the Fund, we cannot guarantee that we will be able to do so.

“Good Form”

An order is in “good form” if the transfer agent has all of the information and documentation it deems necessary to effect the investor’s order. For example, when the investor sells shares by letter of instruction, “good form” means that the letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities call 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once an investor has an account, the investor can communicate written buy, sell and exchange requests to the transfer agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

An investor can place orders to buy, sell or exchange by telephone depending on how the investor completes the telephone authorization section of the account application. To place orders by telephone, an investor should call 1-800-422-3737 and have his or her taxpayer identification number (TIN) available when calling. The investor can sell up to an aggregate of $100,000 of shares by check via the telephone in any 30-day period if he or she qualifies for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of identification

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before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once the investor has an account, he or she should contact Columbia Funds at 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The transfer agent has procedures in place to authenticate electronic orders delivered through the internet. An investor will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

An investor can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if he or she qualifies for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify an investor’s identity when he or she opens an account. This information may include the investor’s name, address, date of birth (for individuals), and taxpayer or other government issued identification. If the investor fails to provide the requested information, the Fund may need to delay the date of the purchase or may be unable to open the account, which may result in a return of investment monies. In addition, if the Fund is unable to verify an investor’s identity after an account is open, the Fund reserves the right to close the account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Account Balance Penalties

Columbia Funds may sell an investor’s Trust Class shares if the value of the Trust Class shares account falls below $1,000 (other than as a result of depreciation of share value). Alternatively, the Trust Class shares account may be subject to an annual fee of $10. The transfer agent will send the investor written notification of such action and provide details on how the investor can add money to the account to avoid this penalty.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who

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trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the Fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Fund do not accommodate frequent trading.

Except as expressly described in this Appendix (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. Columbia Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

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The Board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others.

Opening an Account and Placing Orders

Columbia Funds encourages investors to consult with a financial advisor who can help with investment decisions and who can help the investor open an account. Once an investor has an account, he or she can buy, sell and exchange shares by contacting his or her financial advisor or selling and/or servicing agent who will send the order to the transfer agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once an investor has an account he or she can also communicate orders directly to the transfer agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Trust Class shares are available to certain financial institutions and intermediaries (for their own accounts, and for certain client accounts for which they act as fiduciary, agent or custodian), including Bank of America and its affiliates; certain other financial institutions and intermediaries, including financial planners and investment advisors; institutional investors; charitable foundations; endowments; and other Columbia Funds in the Columbia Funds Family.

Minimum Initial Investments

The minimum initial investment for Trust Class shares is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Trust Class shares.

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Minimum Additional Investments

There is no minimum additional investment for Trust Class shares.

Wire Purchases

An investor may buy Trust Class shares of the Fund by wiring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 1-800-422-3737. For purchases via Fedwire, Columbia Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the transfer agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the transfer agent does not receive payment in cleared funds before this time, the investor will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to sell all or part of an investor’s holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

An investor may buy Trust Class shares of the Fund by electronically transferring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 1-800-422-3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” The investor must set up this feature by contacting the transfer agent prior to his or her request.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund. No sales charges or other charges will apply to such an exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

Other Purchase Rules Investors Should Know

•	Trust Class shares are generally purchased at net asset value per share.

•	Selling and/or servicing agents are responsible for sending buy orders to the transfer agent and ensuring that we receive an investor’s money on time.

•	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When an investor sells shares, the Fund is effectively buying them back from the investor. This is called a redemption.

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Wire Redemptions

An investor may request that Trust Class shares sale proceeds be wired to the investor’s bank account by calling the transfer agent at 1-800-422-3737. The investor must set up this feature prior to the request. The receiving bank may charge an additional fee. The transfer agent may waive the fee for certain accounts.

Electronic Funds Transfer

An investor may sell Trust Class shares of the Fund and request that the proceeds be electronically transferred to the investor’s bank account by calling the transfer agent at 1-800-422-3737. It may take up to three business days for the sale proceeds to be received by the bank. The investor must set up this feature by contacting the transfer agent prior to the request.

Checkwriting Service

You can withdraw money from the Fund using Columbia Funds’ free checkwriting service. Contact your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. Columbia Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules Investors Should Know

•

If an investor sells shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to the investor’s bank account within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•

If an investor sells shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•	If an investor paid for shares by check, Columbia Funds will hold the sale proceeds when the investor sells those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay the payment of sale proceeds of the Fund for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act, which are generally when (i) the NYSE is closed or trading is restricted, (ii) an emergency makes the disposal of securities owned by the Fund or the fair valuation of the Fund’s net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

Exchanging Shares

An investor can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. Investors should read the prospectus of, and make sure they understand the

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investment objective and principal investment strategies of, the Columbia Fund into which they are exchanging.

Other Exchange Rules Investors Should Know

•	Exchanges are made at net asset value.

•	An investor can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	An investor may make exchanges only into a Columbia Fund that is legally offered and sold in the investor’s state of residence.

•	An investor generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel an investor’s right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless an investor’s account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and the investor may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund will not have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

•	Declarations daily

•	Distributions monthly

The Fund may, however, declare and pay distributions of net investment income more frequently. Each time a distribution is made, the net asset value per share is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If an investor sells all of his or her shares after the record date, but before the payment date, for a distribution, the investor normally receives that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the Fund unless the investor informs us he or she wants to receive distributions in cash. Investors can do this by writing

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Columbia Funds at the address on the cover page of this Prospectus/Proxy Statement, or by calling us at 1-800-345-6611 (individual investors) or 1-800-353-0828 (institutional investors).

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive your distributions by check and the check is returned as undeliverable, that distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Unless an investor is investing through a tax-deferred retirement account (such as an IRA), the investor should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost the investor money in taxes because the investor will, in effect, receive part of the purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” investors should check the Fund’s distribution schedule above before investing.

Similarly, if an investor buys shares of the Fund when it holds securities with unrealized capital gain, the investor will, in effect, receive part of his or her purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. However, the Fund does not expect to have material amounts of unrealized capital gain. If Fund shares are bought when it has capital loss carryforwards, the Fund may be able to use such carryforwards to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders. However, the Fund does not expect to have material amounts of such carryforwards. Furthermore, any such carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes

The Fund will send investors a statement each year showing how much they have received in distributions in the prior year and the distributions’ character for federal income tax purposes.

In addition, investors should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to shareholders.

•	Distributions are usually taxable to shareholders when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to shareholders as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to shareholders as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long shareholders have owned their shares.

•

For taxable years beginning on or before December 31, 2010, if a shareholder is an individual and meets certain holding period and other requirements for his or her Fund shares, a portion of his or her distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign

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corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

As long as the Fund continually maintains a $1.00 net asset value per share, shareholders ordinarily will not recognize a taxable gain or loss on the redemption or exchange of their shares of the Fund.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to shareholders (including amounts paid to shareholders in securities and amounts deemed to be paid to shareholders upon an exchange of shares) if: a shareholder has not provided a correct taxpayer identification number (TIN) or has not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on a shareholder’s account is incorrect according to its records; or the IRS informs the Fund that the shareholder is otherwise subject to backup withholding.

MANAGEMENT OF THE FUND

Investment Advisor

Columbia Management, located at 100 Federal Street, Boston, MA 02110, is the Fund’s investment advisor and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

Effective January 1, 2008, the Fund pays an investment advisory fee of 0.15% of the Fund’s average daily net assets based on Assets (as defined below) of up to $175 billion; an investment advisory fee of 0.13% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the average daily net assets of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus

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Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund.

Columbia Management has contractually agreed to limit through December 31, 2009 combined advisory and administrative fees to an annual rate of 0.19% of average net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi-annual report to shareholders for the semi-annual period ended February 28, 2007.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management recommendations with approval only by the Board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Administrator

Effective January 1, 2008, the Fund pays an administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an administration fee of 0.02% of the Fund’s average daily net assets based on Assets in excess of $175 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the assets of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund.

Columbia Management has contractually agreed to limit through December 31, 2009 combined advisory and administrative fees to an annual rate of 0.19% of average net assets.

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Distributor

Shares of the Fund are distributed by Columbia Management Distributors, Inc., which is located at One Financial Center, Boston, MA 02111. The distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

Transfer Agent

Columbia Management Services, Inc., located at One Financial Center, Boston, MA 02111, is the Fund’s transfer agent. The transfer agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The transfer agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the transfer agent monthly fees on a per-account basis. Fees paid to the transfer agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the transfer agent on the Fund’s behalf.

CERTAIN CONFLICTS OF INTEREST

As described in Management of the Fund, the advisor, administrator, distributor and transfer agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

The advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	Compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	The allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	Separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

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•	Regulatory and other investment restrictions on investment activities of the advisor and other Bank of America affiliates and accounts advised/managed by them;

•	Lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	Regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the advisor and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options.

For example:

•

The Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

The Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	The Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which investors should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

CERTAIN LEGAL MATTERS

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement

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and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which less than $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

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Separately, a putative class action - Mehta v AIG SunAmerica Life Assurance Company - involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in the Acquiring Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expense. The chart also assumes that all dividends and distributions are reinvested. The annual expenses ratio used for the Acquiring Fund, which is the same as the pro forma annual operating expense ratio stated in the Annual Fund Operating Expenses tables, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. A shareholder’s actual costs may be higher or lower.

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Columbia Government Reserves — Trust Class Shares

Maximum Sales Charge 0.00%		Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Pro Forma Annual Expense Ratio*	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses**
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.36%	9.56%	$10,955.81	$38.57
3	15.76%	0.36%	14.64%	$11,464.16	$40.36
4	21.55%	0.36%	19.96%	$11,996.09	$42.23
5	27.63%	0.36%	25.53%	$12,552.71	$44.19
6	34.01%	0.36%	31.35%	$13,135.16	$46.24
7	40.71%	0.36%	37.45%	$13,744.63	$48.38
8	47.75%	0.36%	43.82%	$14,382.38	$50.63
9	55.13%	0.36%	50.50%	$15,049.72	$52.98
10	62.89%	0.36%	57.48%	$15,748.03	$55.44
Total Gain After Fees & Expenses				$5,748.03

Total Annual Fees & Expenses					$449.73

*	The figures in the table above are those of the Acquiring Fund on a pro forma combined basis after giving effect to the merger. The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
**	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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Appendix G — Financial Highlights for the Acquiring Fund

The financial highlights table is designed to help you understand the Acquiring Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned each period assuming all dividends distributions had been reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund’s financial statements, are included in the Fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

Columbia Government Reserves — Trust Class Shares

	Period Ended August 31,				Year Ended March 31,
	2007		2006(a)		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net investment income	0.0498		0.0200		0.0338	0.0142	0.0085	0.0141

Less Distributions Declared to Shareholders:
From net investment income	(0.0498)		(0.0200)		(0.0338)	(0.0142)	(0.0085)	(0.0141)

Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(b)	5.10%		2.01	%(c)	3.43%	1.43%	0.86%	1.42%

Ratios to Average Net Assets/Supplemental Data
Expenses(d)	0.30%		0.30	%(e)	0.30%	0.30%	0.30%	0.30%
Net investment income(d)	4.98	%(e)	4.76	%(e)	3.44%	1.50%	0.86%	1.38%
Waiver/reimbursement	0.06%		0.07	%(e)	0.07%	0.07%	0.06%	0.07%
Net assets end of period (000’s)	$207,516		$300,750		$387,210	$250,281	$292,272	$380,478

(a)	The Fund changed its fiscal year end from March 31 to August 31. The period is from April 1, 2006 through August 31, 2006.
(b)	Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(c)	Not annualized.
(d)	The benefits derived from custody credits had an impact of less than 0.01%.
(e)	Annualized.

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Appendix H — Comparison of Organizational Documents

	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Shareholder Voting Rights	The Corporation’s Articles of Incorporation provide that shareholders have the right to vote on any matter submitted to a vote of stockholders. The By-Laws specifically provide that shareholders have the right to elect directors. Although not specifically stated in the Articles, Corporation shareholders have the right to vote on all matters required by the 1940 Act, including advisory agreements.	The Trust’s Declaration of Trust provides that shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, and 6) to terminate the Trust’s independent public accountant.

Shareholder Meetings	The Corporation’s By-Laws provide that special meetings of the shareholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Board or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.	The Trust’s Declaration of Trust provides that shareholders have the right to call special meetings only to the extent the SEC staff takes the position by rule, interpretive letter or public release that they are entitled to do so. Otherwise, only the Board, its Chairman or the President of the Trust may call shareholder meetings.

Quorum for Shareholder Meetings	The Corporation’s By-Laws state that a quorum is met when at least a majority of the shares entitled to vote are present.	A quorum is met when 33 1/3% of the shares entitled to vote are present.

Required Shareholder Vote	Except when a larger vote is required by law or the Articles, the Corporation’s By-Laws state that a majority of all the votes cast will decide all matters. Where a matter is to be voted by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.	Except when a larger vote is required by law or the Declaration of Trust, a majority of shares voted will decide all matters, except that a plurality shall elect a Trustee.

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	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Notice to Shareholders	The Corporation’s By-Laws state that notice of shareholder meetings must be sent to shareholders not less than 10 days prior to the meeting.	Notice of shareholder meetings must be sent to shareholders not less than 7 days prior to the meeting.

Manner of Voting	Shares may be voted in person or by proxy.	Shares may be voted in person or by proxy. The Trust limits this right where a proposal by anyone other than the officers or Trustees is submitted for a vote of shareholders or where there is a proxy contest opposing a proposal of the officers or Trustees. In those cases, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other means of transmission.

Amendment to the Articles of Incorporation/Declaration of Trust	The Corporation’s Articles provide that the Corporation can make amendments to its Articles which are now or hereafter authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment is authorized by not less than a majority vote of the shares entitled to be cast thereon.	The Trustees can amend the Declaration of Trust without shareholder approval.

Termination of the Fund, Series or Class	The Corporation’s Articles do not specifically provide for the termination of the Corporation. However, the Directors may sell and convert the assets of any class of the Corporation to money and the Corporation may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.	The Trust and any series thereof may be terminated at any time by the Board with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the Trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.

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	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)

Merger, Consolidation or Conversion	The Corporation’s Articles permit the Directors to sell and convey the assets of a class of the Corporation to another entity without shareholder approval unless shareholder approval is required by law. The Corporation’s Articles further permit the Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Directors reasonably determine that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.	The Trustees have the power to cause the Trust or any series to be merged or consolidated with another trust or company. The Board may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. The Trustees are expressly granted the right to convert to a feeder fund in a master-feeder structure without shareholder approval.

Merger, Consolidation or Conversion	The Corporation’s Articles permit the Directors to sell and convey the assets of a class of the Corporation to another entity without shareholder approval unless shareholder approval is required by law. The Corporation’s Articles further permit the Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Directors reasonably determine that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.	The Trustees have the power to cause the Trust or any series to be merged or consolidated with another trust or company. The Board may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. The Trustees are expressly granted the right to convert to a feeder fund in a master-feeder structure without shareholder approval.

Committees	The Corporation does not have mandatory committees, but the Board may appoint from among its members an executive and other committees of the Board composed of two or more directors. To the extent permitted by law, the Board may delegate to any such committee
The Trust has two standing committees created in its Declaration of Trust that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Board of the Trust may form or abolish other committees.

H-3

	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
or committees any of the powers of the Board in the management of the business, affairs and property of the Corporation.

Removal of Directors/ Trustees	The Corporation’s By-Laws provide that Directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.	Trustees may be removed with or without cause at any time by a written instrument signed by at least 2/3 of the other Trustees. Additionally, if required by Section 16(c) of the 1940 Act, a Trustee may be removed at a shareholders meeting by a vote of at least 2/3 of the outstanding shares.

Director/Trustee Liability and Indemnification

The Corporation’s Articles state that no provision of the Articles shall protect or purport to protect any director against any liability to the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Corporation’s Articles state that each director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the 1940 Act and applicable state the Corporation law, now or hereafter in force, including advance of related expenses.

The Corporation’s By-Laws state that Directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act, except that such indemnity shall not protect any such person against any liability to the Corporation to which such person would otherwise be subject by reason of willful misfeasance, bad faith,

Trustees will be liable to the Trust by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Trustees will also not be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee’s official capacity, 2) with respect to any matter where the Trustee is judged to be liable in the performance of his duty to the Trust unless the adjudicator determines that the Trustee was not liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

H-4

	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of the Corporation’s Directors in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding mutual fund director indemnification.

Advancement of Expenses Incurred in Defending Directors/Trustees	The Corporation’s By-Laws provide that Directors are entitled to advances from the Corporation for payment of the reasonable expenses incurred by them in connection with proceedings to which the Director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act. Similar to the above, inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding advancement of expenses to mutual fund directors.	Trustees can be advanced expenses upon a written agreement whereby the Trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the Trustee posts security for the undertaking, 2) the Trust has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested Trustees, or independent legal counsel, determine that the Trustee will ultimately be found entitled to indemnification.

Shareholder Liability	Although not explicitly stated in its Articles, shareholders of the Corporation would have the same limitation of personal liability as is extended to shareholders of other corporations incorporated in the State of Maryland. Generally, a corporation is regarded as a separate legal entity from its shareholders.
Although not explicitly stated in the Declaration of Trust, shareholders of the Trust are protected from liability under the Delaware Statutory Act, which provides that shareholders of a Delaware statutory trust shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit

H-5

	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Consequently, its shareholders are ordinarily insulated from liability for the debts of the corporation absent fraud or clear disregard for the corporate structure. For example, courts will look through the corporation to a shareholder when such shareholder is using the corporate entity as a shield for the perpetration of a fraud against a third party.

incorporated in the State of Delaware. See the discussion under Corporation with respect to the liability of corporate shareholders.

If any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating solely to his being or having been a shareholder, and not because of his acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Distributions	Directors may declare from time to time, at their sole discretion, dividends and distributions in stock or in cash or both.	Trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

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EXC-51/148936-0208

TAX-EXEMPT MONEY FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Tax-Exempt Money Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., into Columbia Tax-Exempt Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including UST Advisers, Inc. (“UST Advisers”), the investment advisor to the Acquired Fund. Bank of America is the ultimate parent company of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund, and UST Advisers. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition.

CMG’s overall goal in proposing the fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a significantly larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes. More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Tax-Exempt Funds, Inc.

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 14, 2008

TAX-EXEMPT MONEY FUND

A Series of Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

To the shareholders of Tax-Exempt Money Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Tax-Exempt Money Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Tax-Exempt Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr.

Secretary

February 8, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

TAX-EXEMPT MONEY FUND

c/o Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA TAX-EXEMPT RESERVES

c/o Columbia Funds Series Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

This Prospectus/Proxy Statement contains information shareholders should know before voting on the approval of the Agreement and Plan of Reorganization with respect to the proposed acquisition of Tax-Exempt Money Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Corporation”), by Columbia Tax-Exempt Reserves (the “Acquiring Fund” and, together with the Acquired Fund, each a “Fund” and collectively the “Funds”), a series of Columbia Funds Series Trust (the “Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a “Merger.” The Funds are series of separate registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of UST Advisers, Inc. (“UST Advisers”), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, then the ultimate parent of UST Advisers, on July 1, 2007, and as a result became the ultimate parent of UST Advisers. Prior to that acquisition, Columbia Management and UST Advisers were not affiliates of each other.

The Acquiring Fund seeks current income exempt from federal income tax consistent with capital preservation and maintenance of a high degree of liquidity. Under normal circumstances the acquiring fund invests at least 80% of its net assets invested in municipal securities that pay interest exempt from federal income tax. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund’s Trust Class with the same aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), as the net value of the assets and liabilities transferred. After that exchange, the shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to this Prospectus/Proxy Statement.

•	The Prospectus of the Acquired Fund dated July 1, 2007, as supplemented.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

The Acquired Fund previously has sent its most recent annual report and semi-annual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the

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SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1.	What Merger is being proposed?

The Board of Directors (the “Board” or, collectively, “Directors”) of Tax-Exempt Money Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., is recommending that shareholders approve the merger of the Acquired Fund into Columbia Tax-Exempt Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund’s Shares Class will receive shares of the Acquiring Fund’s Trust Class with a dollar value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board believes that the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment objectives and principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the Acquired Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Directors.

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3.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment strategies. The Acquired Fund seeks a moderate level of current interest income exempt from federal income taxes consistent with stability of principal, while the Acquiring Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in high quality, money market instruments issued by state and local governments and agencies, and other U.S. territories and possessions that pay interest exempt from federal taxes, including the alternative minimum tax, while the Acquiring Fund invests at least 80% of its net assets in municipal securities that pay interest exempt from federal taxes, including the alternative minimum tax. Like all money market mutual funds, both Funds must maintain an average dollar-weighted maturity of 90 days or less.

The table below compares the investment objective and principal investment strategies of each Fund.

Comparison of Investment Objectives and Principal Investment Strategies

	Excelsior Tax-Exempt Money Fund (Acquired Fund)	Columbia Tax-Exempt Reserves (Acquiring Fund)
Investment Objective	The Acquired Fund seeks a moderate level of current interest income exempt from federal income taxes consistent with stability of principal.	The Acquiring Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

Principal Investment Strategies	Under normal circumstances, the Acquired Fund invests at least 80% of its net assets (which includes any borrowings for investment purposes) in high quality, money market instruments issued by state and local governments and agencies, and other U.S. territories and possessions, that pay interest exempt from federal taxes, including the alternative minimum tax. The Acquired Fund ordinarily will not invest in obligations that pay interest treated as a preference item for purposes of the alternative minimum tax.	The Acquiring Fund invests in high-quality money market instruments. The Acquiring Fund also invests at least 80% of net assets (which includes any borrowings for investment purposes) in municipal securities that pay interest exempt from federal income tax. The Acquiring Fund ordinarily will not invest in obligations that pay interest treated as a preference item for purposes of the alternative minimum tax.

	The Acquired Fund invests only in instruments with remaining maturities of 13 months or less that the Adviser believes present minimal credit risk. The Acquired Fund maintains an average weighted maturity of 90 days or less.	The Acquiring Fund may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less, and must maintain an average dollar-weighted maturity of 90 days or less.

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Excelsior Tax-Exempt Money Fund (Acquired Fund)	Columbia Tax-Exempt Reserves (Acquiring Fund)
The Acquired Fund does not have a corresponding principal investment strategy, but as stated above, the Acquired Fund invests only in instruments that the Adviser believes present minimal credit risk.	The Acquiring Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and are of high quality.

Banks and other creditworthy entities may provide letters of credit and other credit enhancements as to municipal money market instruments in which the Acquired Fund invests. Such institutions may also provide liquidity facilities that shorten the effective maturity of some of the Acquired Fund’s holdings.	The Fund may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

In managing the Acquired Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and an extensive credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.	The Acquiring Fund’s advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio, including local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities. In connection with selecting individual investments for the Fund, the advisor evaluates a security based on its potential to generate income and to preserve capital and considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities. The advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if it believes that the instrument is no longer a suitable investment or that other investments are more attractive; or for other reasons.

The Acquired Fund seeks to maintain a stable net asset value of $1.00 per share.	The Acquiring Fund seeks to maintain a constant net asset value of $1.00 per share.

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The following table highlights the differences in the Funds’ fundamental investment policies. A “fundamental” investment policy is one that may not be changed without a shareholder vote.

Comparison of Fundamental Investment Policies

Excelsior Tax-Exempt Money Fund (Acquired Fund)	Columbia Tax-Exempt Reserves (Acquiring Fund)
The Acquired Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that purchase by the Acquired Fund of municipal securities or other securities directly from the issuer thereof in accordance with the Acquired Fund’s investment objective, policies and limitations may be deemed to be underwriting.	The Acquiring Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

The Acquired Fund may not purchase or sell real estate, except that the Fund may invest in municipal securities secured by real estate or interests therein. The prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.	The Acquiring Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

The Acquired Fund may not purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs.	The Acquiring Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

The Acquired Fund may not issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security.	The Acquiring Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

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Excelsior Tax-Exempt Money Fund (Acquired Fund)	Columbia Tax-Exempt Reserves (Acquiring Fund)
The Acquired Fund may not purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule. For purposes of this restriction: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

The Acquiring Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while	The Acquiring Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

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Excelsior Tax-Exempt Money Fund (Acquired Fund)	Columbia Tax-Exempt Reserves (Acquiring Fund)
borrowings in excess of 5% of its total assets are outstanding. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

The Acquired Fund may not purchase securities on margin, make short sales of securities, or maintain a short position.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not invest in or sell puts, calls, straddles, spreads, or any combination thereof.	The Acquiring Fund does not have a corresponding fundamental policy.

Under normal circumstances, the Fund invests at least 80% of its net assets in high quality, money market instruments issued by state and local governments and agencies, and other U.S. territories and possessions, that pay interest exempt from federal taxes (“municipal money market instruments”), including the alternative minimum tax.

Under normal circumstances, the Acquired Fund may not (i) invest less than 80% of its net assets in investments the income from which is exempt from federal income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from federal income tax. This limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Acquired Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax. including the alternative minimum tax.

The Acquired Fund may not make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.

The Acquiring Fund may not make loans, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.	The Acquiring Fund does not have a corresponding fundamental policy.

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Excelsior Tax-Exempt Money Fund (Acquired Fund)	Columbia Tax-Exempt Reserves (Acquiring Fund)
The Acquired Fund may not knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions. Notwithstanding this policy, to the extent that the Acquired Fund has invested more than 20% of the value of its assets in taxable securities on a temporary defensive basis, the industry diversification limitation in this policy shall apply to taxable securities issued or guaranteed by any state, territory, or possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

The Acquired Fund mat not purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.	The Acquiring Fund does not have a corresponding fundamental policy.

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The following table highlights the differences in the Funds’ non-fundamental investment policies. A “non-fundamental” investment policy is one that may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Comparison of Non-Fundamental Investment Policies

Excelsior Tax-Exempt Money Fund (Acquired Fund)	Columbia Tax-Exempt Reserves (Acquiring Fund)
Notwithstanding its fundamental investment policy above, the Acquired Fund will limit investments in illiquid securities to 10% of its net (rather than total) assets.	The Acquiring Fund may not invest more than 10% of its net assets in illiquid securities.

The Acquired Fund will comply with special investment limitations, in order to obtain a rating from a rating organization.	The Acquiring Fund does not have a corresponding non-fundamental policy.

The Acquired Fund does not have a corresponding non-fundamental policy, but has adopted a fundamental investment policy regarding short sales, as stated above.	The Acquiring Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Acquired Fund does not have a corresponding non-fundamental policy, but has adopted a fundamental investment policy regarding its investments in other investment companies, as stated above.	The Acquiring Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Acquiring Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Acquiring Fund are held by such fund, the Acquiring Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Acquired Fund does not have a corresponding non-fundamental policy	Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with Rule 35d-1 under the 1940 Act.

4.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund.

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In addition, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended March 31, 2007 for the Acquired Fund and ended August 31, 2007 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger, based on pro forma combined net assets as of August 31, 2007.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by less than $0.01 per share based on shares outstanding as of August 31, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately one month after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Based on the operating expense ratios shown below, the total operating expense ratio of the Trust Class shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of the Shares Class shares of the Acquired Fund.

Annual Fund Operating Expenses

(deducted directly from Fund assets)

	Tax-Exempt Money Fund (Acquired Fund) Shares Class		Columbia Tax-Exempt Reserves (Acquiring Fund) Trust Class		Pro Forma Columbia Tax-Exempt Reserves (Acquiring Fund) Trust Class
Management Fees	0.40	%(1)(6)	0.25	%(3)	0.25	%(3)
Shareholder Administration Fees	0.25%		0.10%		0.10%
Other Expenses	0.02%		0.01%		0.01	%(5)

Total Annual Fund Operating Expenses	0.67	%(6)	0.36%		0.36%
Less Fee Waivers and/or Reimbursements	(0.12	)%(2)	(0.06)%		(0.06)%

Net Annual Fund Operating Expenses	0.55	%(2)	0.30	%(4)	0.30	%(4)

(1)	The fund pays an investment advisory fee of 0.25% and an administration fee of 0.15%. The Administrator receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc.; Excelsior Tax-Exempt Funds, Inc. and the Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund, and Pacific/Asia Fund, series of Excelsior Funds, Inc. or the Excelsior Funds Trust). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(2)	The expense information in the table reflects contractual fee waivers currently in effect. The Acquired Fund’s advisor has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (exclusive of distribution and service fees, brokerage

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commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that they do not exceed 0.55%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the advisor terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(3)	Management fees have been restated to reflect contractual changes to investment advisory fees and administration fees. Effective January 1, 2008, the Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the average daily net assets of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund. The Fund’s advisor and administrator have agreed to contractually limit management fees (investment advisory and administration fees) to an annual rate of 0.19% of average daily net assets through December 31, 2009.
(4)	The Fund’s advisor has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that they do not exceed 0.20%. There is no guarantee that this limitation will continue after December 31, 2009. The Fund’s advisor is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed the expense limitation in effect at the time of recovery.
(5)	Other Expenses are restated to reflect contractual changes to the fees paid by the Fund.
(6)	The Fund’s administrator has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.35% and “Total Annual Fund Operating Expenses” would be 0.62%. The Fund’s administrator, at its discretion, may revise or discontinue this arrangement at any time.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The

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tables take into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses Tables. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	Redemption of shares at the end of each period.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Tax-Exempt Money Fund
Shares Class:	$56	$202	$361	$823

Columbia Tax-Exempt Reserves
Trust Class:	$31	$103	$190	$444

Columbia Tax-Exempt Reserves (pro forma combined)
Trust Class:	$31	$110	$196	$450

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix F for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, holders of Shares Class shares of the Acquired Fund will receive Trust Class shares of the Acquiring Fund. The Merger is not expected to result in any substantive changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Trust Class shares of the

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Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Trust Class shares of the Acquiring Fund. With respect to purchasing, redeeming or exchanging, Shares Class of the Acquired Fund calculates its net asset value per day once each business day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) whereas Trust Class of the Acquiring Fund calculates its net asset value per share once each business day at 12:00 noon Eastern time.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix F.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains (after reduction by any available capital loss carryforwards) to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares. Such a redemption is unlikely to result in recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund, the Acquired Fund and Columbia Management each may bear a portion of the out-of-pocket expenses associated with the Merger, as noted below. Out-of-pocket expenses associated with the Merger (“Merger Expenses”) include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in

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connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to the Acquired Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Estimated Merger Expenses that are not specifically allocable to either Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that are in excess of the Fund’s Estimated First Year Savings. The estimated Merger Expenses to be borne by the Acquired Fund are approximately $84,040 (less than $0.01 per share, based on shares outstanding as of August 31, 2007), assuming completion of the Merger. The Acquiring Fund is not expected to bear any Merger Expenses. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger Expenses.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II.    PROPOSAL — MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with each Fund generally are similar because the Funds generally have similar investment objectives and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market

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conditions, both of which change over time. Both Funds are subject to substantially similar principal risks, including money market fund risk, tax-exempt pass-through certificates risk, interest rate risk, credit risk and municipal securities risk, each of which is described below. In addition to the risks below, because the Acquiring Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Acquiring Fund and affect its share price.

Money Market Fund Risk. The Funds are money market funds, but investments in the Funds are not bank deposits, and are not insured or guaranteed by Bank of America, the FDIC or any other government agency. Although the Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Tax-Exempt Pass-through Certificates Risk. Interest payments that the Funds receive from investing in pass through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

Interest Rate Risk. Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Funds receive from it but will affect the value of the Funds’ shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Funds could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They also may depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local

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government issuer of the obligations. Because many municipal securities are issued to finance projects in similar sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Funds, you may be required to file an amended tax return and pay additional taxes as a result.

Shareholders of the Acquired Fund should note that, although the investment objective and principal investment strategies of the Acquiring Fund generally are similar to those of the Acquired Fund, the Acquiring Fund may have a different investment style and different investment limitations. Please see the answer to question 3 above under “Questions and Answers Regarding Approval of the Merger” for more information regarding the investment objectives, principal investment strategies and investment policies of the Funds.

Information about the Merger

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund, the Merger is expected to occur in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Trust Class shares of the Acquiring Fund with an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger.

•

If the difference between the per share net asset values of the Acquired Fund and the Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, or if the Board of Trustees of the Trust or the Board of the Corporation determines that the consummation of the Merger would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Corporation or the Trust shall have the right to postpone the Valuation Date and the closing date of the Merger until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Trust or the Board of the Corporation, as applicable, otherwise determines that the consummation of the Merger would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively.

•	The Acquiring Fund’s Trust Class shares received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund’s Shares Class pro rata in accordance with their

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percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board of the Corporation and the Board of Trustees of the Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger. Such a redemption is unlikely to result in recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Shares that Shareholders Will Receive

If the Merger occurs, shareholders of the Acquired Fund’s Shares Class will receive shares in the Acquiring Fund’s Trust Class. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

•

They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix H to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger is not expected to result in any substantive changes to shareholder rights regarding or procedures for purchasing, redeeming and exchanging shares, except that with respect to the purchase of shares, only eligible investors can invest in Trust Class shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Trust Class shares of the Acquiring Fund. With respect to purchasing, redeeming or exchanging, Shares Class of the Acquired Fund calculates its net asset value per day once each business day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) whereas Trust Class of the Acquiring Fund calculates its net asset value per share once each business day at 12:00 noon Eastern time. Please see Appendix F to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

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•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $10 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund may sell an investor’s shares if the value of an account falls below $1,000. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy, and applicable investment minimums, is described in Appendix F. The Acquired Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix E to this Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Directors of the Corporation, including all Directors who are not “interested persons” (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Directors have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

The Directors of the Corporation considered and approved the Merger at a meeting held September 27-28, 2007.

At the meeting, the Directors (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	various alternatives to the Merger, including the continued operation of the Acquired Fund and certain other funds as a separate fund complex and the possible liquidation of the Acquired Fund;

4.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

5.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances can be given that the Acquiring Fund would achieve any particular level of performance after the Merger;

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6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

8.	the anticipated tax-free nature of the exchange of shares in the Merger and other expected federal income tax consequences of the Merger;

9.	the potential benefits of the Merger to Columbia Management and its affiliates;

10.	various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquired Fund is part of a Maryland corporation and the Acquiring Fund is part of a Delaware statutory trust;

11.	the fact that shareholders of the Acquired Fund are not expected to experience any substantive change in shareholder services as a result of the Merger; and

12.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Directors also considered that the Funds have different Boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Directors also considered, however, that many of the Funds’ service providers are identical. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Acquired Fund’s portfolio. Larger mutual funds typically have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both money market funds that seek to provide current interest income exempt from federal income taxes. Columbia Management believes that streamlining the Columbia Funds family’s product offerings in a particular asset segment will help to minimize investor confusion.

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Fund, the Board of Trustees of such Fund has agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from

20

violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix F for more information.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for the Acquired Fund’s Shares Class and for the Acquiring Fund’s Trust Class. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

Tax-Exempt Money Fund

(Acquired Fund)

For periods shown in bar chart:

Best quarter: 4th quarter 2000, 0.97%

Worst quarter: 3rd quarter 2003, 0.11%

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Columbia Tax-Exempt Reserves

(Acquiring Fund)

For periods shown in bar chart:

Best quarter: 4th quarter 2000, 1.03%

Worst quarter: 1st quarter 2004, 0.17%

The following tables list the average annual total return for the Acquired Fund’s Shares Class and the Acquiring Fund’s Trust Class for the one-year, five-year and ten-year periods ended December 31, 2007. These tables are intended to provide a shareholder with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. For the Funds’ current yield, call 1-800-708-7953.

Tax-Exempt Money Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Shares Class	3.13%	1.87%	2.24%

Columbia Tax-Exempt Reserves

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Trust Class Shares	3.42%	2.09%	2.45%

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Merger. It does not address any state, local or foreign tax consequences. A Fund shareholder’s tax

22

treatment may vary depending on its particular situation. A Fund shareholder also may be subject to special rules not discussed below if it is a certain kind of Fund shareholder, including but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a person who holds Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Fund shares as a capital asset at the time of the Merger; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Merger is intended to be a tax-free reorganization for federal income tax purposes. Morrison & Foerster LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, current administrative rules and court decisions, all of which are subject to change (including changes with retroactive effect), generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the Merger;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•	under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryforwards of the Acquired Fund, if any, but the use by the Acquiring Fund of any such

23

capital loss carryforward (and of capital loss carryforwards of the Acquiring Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.

The opinion will be based on the continuing accuracy and completeness of certain factual representations made by each party, including certifications made by officers of the Acquired Fund, the Acquiring Fund, the Corporation and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its net tax-exempt investment income, net investment company taxable income (computed without regard to the deduction for dividends paid), and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

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III.    GENERAL

Voting Information

The Directors are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Bank of America Corporation and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $481.

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy prior to or at the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). A majority of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have

25

discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix D to this Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of                     , 2008, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the corresponding Acquiring Fund’s valuation procedures, after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund. The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the board of the Acquiring Trust. The net asset value of each Acquired Fund’s assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the board of the Acquired Trust; provided that if (i) the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, or (ii) the board of the Acquiring Trust or the Acquired Trust determines that the consummation of the reorganization contemplated hereby would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Acquired Trust or the Acquiring Trust shall have the right to postpone the Valuation Date and the Closing Date until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Acquiring Trust or the Acquired Trust, as applicable, otherwise determines that the consummation of the reorganization contemplated hereby would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively. Columbia will notify the Acquired Trust and the Acquiring Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, if such difference equals or exceeds $0.0015 during the thirty (30) day period prior to the Closing.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.

The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.	At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument,

contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)

As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the

Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)

Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.

In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration

Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)

The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)

To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund’s investment company taxable income for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of [ ] satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of [ ] satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

[ ] will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)

any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.

Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ] on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ] on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B — Corresponding Share Classes

Acquired Fund (Share Class)	Acquiring Fund (Share Class)

Tax-Exempt Money Fund Shares Class	Columbia Tax-Exempt Reserves Trust Class

*****

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Appendix C — Authorized Capital

Acquired Fund	Share Class	Authorized Capital
Tax-Exempt Money Fund	Shares Class	4,000,000,000

Acquiring Fund	Share Class	Authorized Capital
Columbia Tax-Exempt Reserves	Trust Class	Unlimited

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Appendix D — Share Ownership

Shares of the Acquired Fund Outstanding and Entitled to Vote

The Acquired Fund’s Shares Class had the following shares outstanding as of December 21, 2007:

Class	Number of Shares Outstanding and Entitled to Vote
Shares Class	2,179,928,292

Ownership of Shares

As of December 21, 2007, the Corporation believes that, as a group, the Directors and officers, as the case may be, of the Acquired Fund owned less than one percent of shares of the Acquired Fund.

As of record on December 21, 2007, US Trust Technology & Support Services Inc. (“U.S. Trust”) believed to possess voting power with respect to 96.48% of the outstanding shares of the Acquired Fund, and such shares could thereby be deemed to be beneficially owned by U.S. Trust as of such date. Accordingly, U.S. Trust may be considered to be a “controlling person” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. U.S. Trust is organized under the laws of New Jersey. The address of U.S. Trust is 499 Washington Blvd, Jersey City, New Jersey 07310.

As of record on December 21, 2007, Bank of America, N.A. may be deemed to have “beneficially” owned 49.92% of the Acquiring Fund’s outstanding shares. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders. Bank of America, National Association is a national banking association organized under the laws of the United States. The address of Bank of America, N.A. is: 101 South Tryon Street, Charlotte, North Carolina 28255-0001.

Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of Bank of America, N.A. and U.S. Trust.

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As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

Tax-Exempt Money Fund

Acquired Fund

Shares Class

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger*
US Trust Technology & Support Svcs Inc Attn Trade Support 499 Washington Blvd 7th Fl Jersey City NJ 07310-1995	2,103,298,337	96.48%	36.47%

Columbia Tax-Exempt Reserves

Acquiring Fund

Trust Class

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation Merger*
Bank of America NA Attn Funds Accounting (ACI) TX-945-06-07 411 North Akard St Dallas TX 75201-3307	3,556,646,593	99.16%	61.67%

*	Percentage owned assuming consummation of the Merger on December 21, 2007.

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Appendix E — Capitalization

The following table shows on an unaudited basis the capitalization of the Tax-Exempt Money Fund and the Columbia Tax-Exempt Reserves as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Tax-Exempt Money Fund by the Columbia Tax-Exempt Reserves, the capitalization of Columbia Tax-Exempt Reserves at net asset value as of that date:

	Tax-Exempt Money Fund (Shares Class)	Columbia Tax-Exempt Reserves (Trust Class)	Pro Forma Adjustments		Columbia Tax-Exempt Reserves (Trust Class) Pro Forma Combined(1)
Net asset value	$2,027,733,089	$3,216,187,189	$2,027,649,049	(2)(3)	$5,243,836,239
Shares outstanding	2,027,814,483	3,216,476,614	2,027,649,049	(3)	5,244,124,663
Net asset value per share	$1.00	$1.00	$1.00		$1.00

(1)	Assumes the Merger was consummated on November 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of Columbia Tax-Exempt Reserves will be received by shareholders of the Tax-Exempt Money Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Tax-Exempt Reserves that actually will be received on or after such date.
(2)	Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of $84,040 to be borne by Tax-Exempt Money Fund.
(3)	Shares Class shares of Tax-Exempt Money Fund are exchanged for Trust Class shares of Columbia, Tax-Exempt Reserves Fund based on the net asset value per share of Columbia Tax-Exempt Reserves Trust Class shares at the time of the Merger.

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Appendix F — Information Applicable to the Acquiring Fund

Below is additional information regarding the Acquiring Fund. As used in this Appendix F, the term “Fund” refers to the Acquiring Fund.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price an investor pays or receives buying, selling or exchanging shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. Columbia Funds calculates the net asset value per share for Trust Class shares of the Fund at the following times each business day (unless the Fund closes early): 12:00 p.m. Eastern time.

The Fund’s share class calculates its NAV as follows:

(Value of assets of the share class)
– (Liabilities of the share class)

Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. Columbia Funds uses the amortized cost method, which approximates market value, to value the assets of the Fund.

Transaction Rules and Policies

Shareholders should also ask their selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. The Columbia Money Market Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early. In addition to weekends, either the Federal Reserve Bank of New York or the NYSE is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Columbia Money Market Funds, however, may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed.

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Orders can be delivered by mail, by telephone or online. Orders for the Fund that are received in “good form” by the Fund’s transfer agent or the investor’s selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

If the investor’s order for the Fund is received by 12:00 noon Eastern time, the investor will receive that day’s net asset value per share (and in the case of purchases the investor will receive that day’s dividends).

Although Columbia Funds tries to maintain a net asset value per share of $1.00 for the Fund, we cannot guarantee that we will be able to do so.

“Good Form”

An order is in “good form” if the transfer agent has all of the information and documentation it deems necessary to effect the investor’s order. For example, when the investor sells shares by letter of instruction, “good form” means that the letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities call 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once an investor has an account, the investor can communicate written buy, sell and exchange requests to the transfer agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

An investor can place orders to buy, sell or exchange by telephone depending on how the investor completes the telephone authorization section of the account application. To place orders by telephone, an investor should call 1-800-422-3737 and have his or her taxpayer identification number (TIN) available when calling. The investor can sell up to an aggregate of $100,000 of shares by check via the telephone in any 30-day period if he or she qualifies for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of identification

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before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once the investor has an account, he or she should contact Columbia Funds at 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The transfer agent has procedures in place to authenticate electronic orders delivered through the internet. An investor will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

An investor can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if he or she qualifies for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify an investor’s identity when he or she opens an account. This information may include the investor’s name, address, date of birth (for individuals), and taxpayer or other government issued identification. If the investor fails to provide the requested information, the Fund may need to delay the date of the purchase or may be unable to open the account, which may result in a return of investment monies. In addition, if the Fund is unable to verify an investor’s identity after an account is open, the Fund reserves the right to close the account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Account Balance Penalties

Columbia Funds may sell an investor’s Trust Class shares if the value of the Trust Class shares account falls below $1,000 (other than as a result of depreciation of share value). Alternatively, the Trust Class shares account may be subject to an annual fee of $10. The transfer agent will send the investor written notification of such action and provide details on how the investor can add money to the account to avoid this penalty.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

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Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the Fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Fund do not accommodate frequent trading.

Except as expressly described in this Appendix (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. Columbia Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a

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service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

The Board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others.

Opening an Account and Placing Orders

Columbia Funds encourages investors to consult with a financial advisor who can help with investment decisions and who can help the investor open an account. Once an investor has an account, he or she can buy, sell and exchange shares by contacting his or her financial advisor or selling and/or servicing agent who will send the order to the transfer agent. As described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies, once an investor has an account he or she can also communicate orders directly to the transfer agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors

Trust Class shares are available to certain financial institutions and intermediaries (for their own accounts, and for certain client accounts for which they act as fiduciary, agent or custodian), including Bank of America and its affiliates; certain other financial institutions and intermediaries, including financial planners and investment advisors; institutional investors; charitable foundations; endowments; and other Columbia Funds in the Columbia Funds Family.

Minimum Initial Investments

The minimum initial investment for Trust Class shares is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum

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initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Trust Class shares.

Minimum Additional Investments

There is no minimum additional investment for Trust Class shares.

Wire Purchases

An investor may buy Trust Class shares of the Fund by wiring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 1-800-422-3737. For purchases via Fedwire, Columbia Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the transfer agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the transfer agent does not receive payment in cleared funds before this time, the investor will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to sell all or part of an investor’s holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

An investor may buy Trust Class shares of the Fund by electronically transferring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 1-800-422-3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” The investor must set up this feature by contacting the transfer agent prior to his or her request.

Other Purchase Rules Investors Should Know

•	Trust Class shares are generally purchased at net asset value per share.

•	Selling and/or servicing agents are responsible for sending buy orders to the transfer agent and ensuring that we receive an investor’s money on time.

•	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

SELLING SHARES

When an investor sells shares, the Fund is effectively buying them back from the investor. This is called a redemption.

Wire Redemptions

An investor may request that Trust Class shares sale proceeds be wired to the investor’s bank account by calling the transfer agent at 1-800-422-3737. The investor must set up this feature prior to the request. The receiving bank may charge an additional fee. The transfer agent may waive the fee for certain accounts.

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Electronic Funds Transfer

An investor may sell Trust Class shares of the Fund and request that the proceeds be electronically transferred to the investor’s bank account by calling the transfer agent at 1-800-422-3737. It may take up to three business days for the sale proceeds to be received by the bank. The investor must set up this feature by contacting the transfer agent prior to the request.

Checkwriting Service

You can withdraw money from the Fund using Columbia Funds’ free checkwriting service. Contact your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. Columbia Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules Investors Should Know

•

If an investor sells shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to the investor’s bank account within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•

If an investor sells shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•	If an investor paid for shares by check, Columbia Funds will hold the sale proceeds when the investor sells those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay the payment of sale proceeds of the Fund for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act, which are generally when (i) the NYSE is closed or trading is restricted, (ii) an emergency makes the disposal of securities owned by the Fund or the fair valuation of the Fund’s net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

EXCHANGING SHARES

An investor can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. Investors should read the prospectus of, and make sure they understand the investment objective and principal investment strategies of, the Columbia Fund into which they are exchanging.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible

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to exchange their shares for Class Z shares of the same fund. No sales charges or other charges will apply to such an exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

Other Exchange Rules Investors Should Know

•	Exchanges are made at net asset value.

•	An investor can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	An investor may make exchanges only into a Columbia Fund that is legally offered and sold in the investor’s state of residence.

•	An investor generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel an investor’s right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless an investor’s account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and the investor may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund will not have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

•	Declarations daily

•	Distributions monthly

The Fund may, however, declare and pay distributions of net investment income more frequently. Each time a distribution is made, the net asset value per share is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If an investor sells all of his or her shares after the record date, but before the payment date, for a distribution, the investor normally receives that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the Fund unless the investor informs us he or she wants to receive distributions in cash. Investors can do this by writing Columbia Funds at the address on the cover page of this Prospectus/Proxy Statement, or by calling us at 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

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Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive your distributions by check and the check is returned as undeliverable, that distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Unless an investor is investing through a tax-deferred retirement account (such as an IRA), the investor should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost the investor money in taxes because the investor will, in effect, receive part of the purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” investors should check the Fund’s distribution schedule above before investing.

Similarly, if an investor buys shares of the Fund when it holds securities with unrealized capital gain, the investor will, in effect, receive part of his or her purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. However, the Fund does not expect to have material amounts of unrealized capital gain. If Fund shares are bought when it has capital loss carryforwards, the Fund may be able to use such carryforwards to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes

The Fund will send investors a statement each year showing how much they have received in distributions in the prior year and the distributions’ character for federal income tax purposes.

In addition, investors should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to shareholders.

•	Distributions are usually taxable to shareholders when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to shareholders as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to shareholders as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long shareholders have owned their shares.

•

For taxable years beginning on or before December 31, 2010, if a shareholder is an individual and meets certain holding period and other requirements for his or her Fund shares, a portion of his or her distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

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•

As long as the Fund continually maintains a $1.00 net asset value per share, shareholders ordinarily will not recognize a taxable gain or loss on the redemption or exchange of their shares of the Fund.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to shareholders (including amounts paid to shareholders in securities and amounts deemed to be paid to shareholders upon an exchange of shares) if: a shareholder has not provided a correct taxpayer identification number (TIN) or has not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on a shareholder’s account is incorrect according to its records; or the IRS informs the Fund that the shareholder is otherwise subject to backup withholding.

•

Distributions that come from the Fund’s tax-exempt interest income are generally free from federal income tax. Investors may, however, be subject to state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes.

MANAGEMENT OF THE FUND

Investment Advisor

Columbia Management, located at 100 Federal Street, Boston, MA 02110, is the Fund’s investment advisor and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

Effective January 1, 2008, the Fund pays an investment advisory fee of 0.15% of the Fund’s average daily net assets based on Assets (as defined below) of up to $175 billion; an investment advisory fee of 0.13% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the assets of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund.

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Columbia Management has contractually agreed to limit through December 31, 2009 combined advisory and administrative fees to an annual rate of 0.19% of average net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi-annual report to shareholders for the semi-annual period ended February 28, 2007.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management recommendations with approval only by the Board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Administrator

Columbia Management, as the Fund’s administrator, is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. Effective January 1, 2008, the Fund pays an administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an administration fee of 0.02% of the Fund’s daily net assets based on Assets of between $175 and $225 billion; and an administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the average daily net assets of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund.

Columbia Management has contractually agreed to limit through December 31, 2009 combined advisory and administrative fees to an annual rate of 0.19% of average net assets.

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Distributor

Shares of the Fund are distributed by Columbia Management Distributors, Inc., which is located at One Financial Center, Boston, MA 02111. The distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

Transfer Agent

Columbia Management Services, Inc., located at One Financial Center, Boston, MA 02111, is the Fund’s transfer agent. The transfer agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The transfer agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the transfer agent monthly fees on a per-account basis. Fees paid to the transfer agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the transfer agent on the Fund’s behalf.

CERTAIN CONFLICTS OF INTEREST

As described in Management of the Fund, the advisor, administrator, distributor and transfer agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

The advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	Compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	The allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	Separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

F-12

•	Regulatory and other investment restrictions on investment activities of the advisor and other Bank of America affiliates and accounts advised/managed by them;

•	Lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	Regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the advisor and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options.

For example:

•

The Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

The Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	The Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which investors should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

CERTAIN LEGAL MATTERS

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement

F-13

and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which less than $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

F-14

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 of the Acquiring Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Acquiring Fund, which is the same as the pro forma annual expense ratio stated in the Annual Fund Operating Expenses tables, is presented in the chart, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. A shareholder’s actual costs may be higher or lower.

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Columbia Tax-Exempt Reserves — Trust Class Shares

Maximum Sales Charge 0.00%		Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Pro Forma Annual Expense Ratio*	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses**
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.36%	9.56%	$10,955.81	$38.57
3	15.76%	0.36%	14.64%	$11,464.16	$40.36
4	21.55%	0.36%	19.96%	$11,996.09	$42.23
5	27.63%	0.36%	25.53%	$12,552.71	$44.19
6	34.01%	0.36%	31.35%	$13,135.16	$46.24
7	40.71%	0.36%	37.45%	$13,744.63	$48.38
8	47.75%	0.36%	43.82%	$14,382.38	$50.63
9	55.13%	0.36%	50.50%	$15,049.72	$52.98
10	62.89%	0.36%	57.48%	$15,748.03	$55.44
Total Gain After Fees & Expenses				$5,748.03

Total Annual Fees & Expenses					$449.73

*	The figures in the table above are those of the Acquiring Fund on a pro forma combined basis after giving effect to the Merger. The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
**	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

F-16

Appendix G — Financial Highlights for the Acquiring Fund

The financial highlights table is designed to help you understand the Acquiring Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned each period assuming all dividends distributions had been reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund’s financial statements, are included in the Fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

Columbia Tax-Exempt Reserves  — Trust Class Shares

	Period Ended August 31,				Year Ended March 31,
	2007		2006(a)		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income	0.0337		0.0137		0.0241		0.0115	0.0076	0.0113

Less Distributions Declared to Shareholders
From net investment income	(0.0337)		(0.0137)		(0.0241)		(0.0115)	(0.0076)	(0.0113)

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Total Return(b)	3.42%		1.38	%(c)	2.44%		1.15%	0.76%	1.14%

Ratios to Average Net Assets/Supplemental Data
Expenses(c)	0.30	%(c)	0.30	%(c)(d)	0.30	%(d)	0.30%	0.30%	0.30%
Net investment income(c)	3.37	%(c)	3.27	%(c)(d)	2.43	%(d)	1.15%	0.74%	1.03%
Waiver/reimbursement	0.06%		0.07	%(c)	0.07%		0.08%	0.07%	0.08%
Net assets end of period (000’s)	$3,230,990		$2,684,441		$2,475,660		$2,052,864	$2,028,564	$2,411,508

(a)	The Fund changed its fiscal year end from March 31 to August 31. The period is from April 1, 2006 through August 31, 2006.
(b)	Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Annualized.

G-1

Appendix H — Comparison of Organizational Documents

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Shareholder Voting Rights	The Corporation’s Articles of Incorporation provide that shareholders have the right to vote on any matter submitted to a vote of stockholders. The By-Laws specifically provide that shareholders have the right to elect directors. Although not specifically stated in the Articles, Corporation shareholders have the right to vote on all matters required by the 1940 Act, including advisory agreements.	The Trust’s Declaration of Trust provides that shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, and 6) to terminate the Trust’s independent public accountant.

Shareholder Meetings	The Corporation’s By-Laws provide that special meetings of the shareholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Board or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.	The Trust’s Declaration of Trust provides that shareholders have the right to call special meetings only to the extent the SEC staff takes the position by rule, interpretive letter or public release that they are entitled to do so. Otherwise, only the Board, its Chairman or the President of the Trust may call shareholder meetings.

Quorum for Shareholder Meetings	The Corporation’s By-Laws state that a quorum is met when at least a majority of the shares entitled to vote are present.	A quorum is met when 33 1/3% of the shares entitled to vote are present.

Required Shareholder Vote	Except when a larger vote is required by law or the Articles, the Corporation’s By-Laws state that a majority of all the votes	Except when a larger vote is required by law or the Declaration of Trust, a majority of shares voted will decide all

H-1

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
	cast will decide all matters. Where a matter is to be voted by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.	matters, except that a plurality shall elect a Trustee.

Notice to Shareholders	The Corporation’s By-Laws state that notice of shareholder meetings must be sent to shareholders not less than 10 days prior to the meeting.	Notice of shareholder meetings must be sent to shareholders not less than 7 days prior to the meeting.

Manner of Voting	Shares may be voted in person or by proxy.	Shares may be voted in person or by proxy. The Trust limits this right where a proposal by anyone other than the officers or Trustees is submitted for a vote of shareholders or where there is a proxy contest opposing a proposal of the officers or Trustees. In those cases, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other means of transmission.

Amendment to the Articles of Incorporation/ Declaration of Trust	The Corporation’s Articles provide that the Corporation can make amendments to its Articles which are now or hereafter authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment is authorized by not less than a majority vote of the shares entitled to be cast thereon.	The Trustees can amend the Declaration of Trust without shareholder approval.

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	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Termination of the Fund, Series or Class	The Corporation’s Articles do not specifically provide for the termination of the Corporation. However, the Directors may sell and convert the assets of any class of the Corporation to money and the Corporation may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.	The Trust and any series thereof may be terminated at any time by the Board with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the Trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.

Merger, Consolidation or Conversion	The Corporation’s Articles permit the Directors to sell and convey the assets of a class of the Corporation to another entity without shareholder approval unless shareholder approval is required by law. The Corporation’s Articles further permit the Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Directors reasonably determine that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.	The Trustees have the power to cause the Trust or any series to be merged or consolidated with another trust or company. The Board may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. The Trustees are expressly granted the right to convert to a feeder fund in a master-feeder structure without shareholder approval.

Committees	The Corporation does not have mandatory committees, but the Board may appoint from among its members an executive and other committees of the Board composed of two or more directors. To the extent permitted by law, the	The Trust has two standing committees created in its Declaration of Trust that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Board of the Trust may form or abolish other committees.

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	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Board may delegate to any such committee or committees any of the powers of the Board in the management of the business, affairs and property of the Corporation.

Removal of Directors/ Trustees	The Corporation’s By-Laws provide that Directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.	Trustees may be removed with or without cause at any time by a written instrument signed by at least 2/3 of the other Trustees. Additionally, if required by Section 16(c) of the 1940 Act, a Trustee may be removed at a shareholders meeting by a vote of at least 2/3 of the outstanding shares.

Director/Trustee Liability and Indemnification

The Corporation’s Articles state that no provision of the Articles shall protect or purport to protect any director against any liability to the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Corporation’s Articles state that each director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the 1940 Act and applicable state the Corporation law, now or hereafter in force, including advance of related expenses.

The Corporation’s By-Laws state that Directors will be indemnified to the full extent permissible under the General

Trustees will be liable to the Trust by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Trustees will also not be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee’s official capacity, 2) with respect to any matter where the Trustee is judged to be liable in the performance of his duty to the Trust unless the adjudicator determines that the Trustee was not liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action

H-4

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
	Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act, except that such indemnity shall not protect any such person against any liability to the Corporation to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of the Corporation’s Directors in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding mutual fund director indemnification.	with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

Advancement of Expenses Incurred in Defending Directors/ Trustees	The Corporation’s By-Laws provide that Directors are entitled to advances from the Corporation for payment of the reasonable expenses incurred by them in connection with proceedings to which the Director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act. Similar to the above, inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding	Trustees can be advanced expenses upon a written agreement whereby the Trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the Trustee posts security for the undertaking, 2) the Trust has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested Trustees, or independent legal counsel, determine that the Trustee will ultimately be found entitled to indemnification.

H-5

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding advancement of expenses to mutual fund directors.

Shareholder Liability

Although not explicitly stated in its Articles, shareholders of the Corporation would have the same limitation of personal liability as is extended to shareholders of other corporations incorporated in the State of Maryland. Generally, a corporation is regarded as a separate legal entity from its shareholders. Consequently, its shareholders are ordinarily insulated from liability for the debts of the corporation absent fraud or clear disregard for the corporate structure. For example, courts will look through the corporation to a shareholder when such shareholder is using the corporate entity as a shield for the perpetration of a fraud against a third party.

Although not explicitly stated in the Declaration of Trust, shareholders of the Trust are protected from liability under the Delaware Statutory Act, which provides that shareholders of a Delaware statutory trust shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. See the discussion under Corporation with respect to the liability of corporate shareholders.

If any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating solely to his being or having been a shareholder, and not because of his acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Distributions	Directors may declare from time to time, at their sole discretion, dividends and distributions in stock or in cash or both.	Trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

H-6

EXC-51/148937-0208

NEW YORK TAX-EXEMPT MONEY FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of New York Tax-Exempt Money Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., into Columbia New York Tax-Exempt Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including UST Advisers, Inc. (“UST Advisers”), the investment advisor to the Acquired Fund. Bank of America is the ultimate parent company of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund, and UST Advisers. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition.

CMG’s overall goal in proposing the fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes. More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Tax-Exempt Funds, Inc.

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 14, 2008

NEW YORK TAX-EXEMPT MONEY FUND

A Series of Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

To the shareholders of

New York Tax-Exempt Money Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of New York Tax-Exempt Money Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia New York Tax-Exempt Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr.

Secretary

February 8, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

NEW YORK TAX-EXEMPT MONEY FUND

c/o Excelsior Tax-Exempt Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

c/o Columbia Funds Series Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

I.	Questions and Answers Regarding Approval of the Merger	3
II.	Proposal—Merger of the Acquired Fund into the Acquiring Fund	16
	The Proposal	16
	Principal Investment Risks	16
	Information about the Merger	18
III.	General	26
	Voting Information	26
	Information about Proxies and the Conduct of the Meeting	26
Appendix A—Form of Agreement and Plan of Reorganization		A-1
Appendix B—Corresponding Share Classes		B-1
Appendix C—Authorized Capital		C-1
Appendix D—Share Ownership		D-1
Appendix E—Capitalization		E-1
Appendix F—Information Applicable to the Acquiring Fund		F-1
Appendix G—Financial Highlights for the Acquiring Fund		G-1
Appendix H—Comparison of Organizational Documents		H-1

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

This Prospectus/Proxy Statement contains information shareholders should know before voting on the approval of the Agreement and Plan of Reorganization with respect to the proposed acquisition of New York Tax-Exempt Money Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Corporation”), by Columbia New York Tax-Exempt Reserves (the “Acquiring Fund” and, together with the Acquired Fund, each a “Fund” and collectively the “Funds”), a series of Columbia Funds Series Trust (the “Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a “Merger.” The Funds are series of separate registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of UST Advisers, Inc. (“UST Advisers”), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, then the ultimate parent of UST Advisers, on July 1, 2007, and as a result became the ultimate parent of UST Advisers. Prior to that acquisition, Columbia Management and UST Advisers were not affiliates of each other.

The Acquiring Fund seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. The Acquiring Fund pursues this objective by investing in high-quality money market instruments, with at least 80% of its net assets invested in securities that pay interest exempt from federal income tax and New York individual income tax.

If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund’s Trust Class with the same aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), as the net value of the assets and liabilities transferred. After that exchange, the shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to this Prospectus/Proxy Statement.

•	The Prospectus of the Acquired Fund dated July 1, 2007, as supplemented.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Acquired Fund dated September 30, 2007.

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The Acquired Fund previously has sent its most recent annual report and semi-annual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1.	What Merger is being proposed?

The Board of Directors (the “Board” or, collectively, “Directors”) of New York Tax-Exempt Money Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc., is recommending that shareholders approve the merger of the Acquired Fund into Columbia New York Tax-Exempt Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund’s Shares Class will receive shares of the Acquiring Fund’s Trust Class with a dollar value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board believes that the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment objectives and principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, after the Merger,

3

are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the Acquired Fund.

Please review “Reasons for the Merger and Directors’ Considerations” in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Directors.

3.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment strategies. The Acquired Fund seeks a moderate level of current interest income exempt from federal income tax and New York State and New York City personal income taxes, while the Acquiring Fund seeks current income exempt from federal income tax and New York individual income tax. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in high quality, money market instruments issued by the State of New York, local governments and agencies in New York and other governmental issuers that pay interest exempt from federal, New York State and New York City income taxes, while the Acquiring Fund invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. Like all money market mutual funds, both Funds must maintain an average dollar-weighted maturity of 90 days or less.

The table below compares the investment objective and principal investment strategies of each Fund.

Comparison of Investment Objectives and Principal Investment Strategies

	New York Tax-Exempt Money Fund (Acquired Fund)	Columbia New York Tax-Exempt Reserves (Acquiring Fund)
Investment Objective	The Acquired Fund seeks a moderate level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal.	The Acquiring Fund seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

4

	New York Tax-Exempt Money Fund (Acquired Fund)	Columbia New York Tax-Exempt Reserves (Acquiring Fund)
Principal Investment Strategies

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets (which includes any borrowings for investment purposes) in high quality, money market instruments issued by the State of New York, local governments and agencies in New York and other governmental issuers, including U.S. territories and possessions that pay interest exempt from federal taxes (including the alternative minimum tax), New York State and New York City income taxes.

The Acquired Fund invests only in instruments with remaining maturities of 13 months or less that the Adviser believes present minimal credit risk. The Acquired Fund maintains an average weighted maturity of 90 days or less.

The Acquiring Fund invests in high-quality money market instruments. The Acquiring Fund also invests at least 80% of net assets in securities that pay interest exempt from federal income tax (including the alternative minimum tax) and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Acquiring Fund may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less, and must maintain an average dollar-weighted maturity of 90 days or less.

	The Acquired Fund does not have a corresponding principal investment strategy.	The Acquiring Fund also may invest up to 20% of total assets in private activity bonds, which are municipal securities that finance private projects. The Acquiring Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Acquiring Fund may invest in other money market funds, consistent with its investment objective and strategies. The Acquiring Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

5

New York Tax-Exempt Money Fund (Acquired Fund)	Columbia New York Tax-Exempt Reserves (Acquiring Fund)

In managing the Acquired Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and an extensive credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.	The Acquiring Fund’s advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio, including local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities. In connection with selecting individual investments for the Fund, the Fund’s advisor evaluates a security based on its potential to generate income and to preserve capital and considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities. The Fund’s advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if it believes that the instrument is no longer a suitable investment or that other investments are more attractive; or for other reasons.

The Acquired Fund seeks to maintain a stable net asset value of $1.00 per share.	The Acquiring Fund seeks to maintain a constant net asset value of $1.00 per share.

6

The following table highlights the differences in the Funds’ fundamental investment policies. A “fundamental” investment policy is one that may not be changed without shareholder approval.

Comparison of Fundamental Investment Policies

New York Tax-Exempt Money Fund (Acquired Fund)	Columbia New York Tax-Exempt Reserves (Acquiring Fund)

The Acquired Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), except to the extent that purchase by the Acquired Fund of securities directly from the issuer thereof in accordance with the Acquired Fund’s investment objective, policies and limitations may be deemed to be underwriting.	The Acquiring Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

The Acquired Fund may not purchase or sell real estate, except that the Acquired Fund may invest in securities secured by real estate or interests therein.	The Acquiring Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

The Acquired Fund may not purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs.	The Acquiring Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

The Acquired Fund may not issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security.	The Acquiring Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

7

New York Tax-Exempt Money Fund (Acquired Fund)	Columbia New York Tax-Exempt Reserves (Acquiring Fund)

The Acquired Fund may not purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.	The Acquiring Fund may not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not purchase securities on margin, make short sales of securities, or maintain a short position.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not invest in or sell puts, calls, straddles, spreads, or any combination thereof.	The Acquiring Fund does not have a corresponding fundamental policy.

Under normal circumstances, the Acquired Fund may not (i) invest less than 80% of its net assets in investments the income from which is exempt from both federal and state income tax; or (ii) invest its assets so that less than 80% of the income that it distributes will be exempt from both federal and state income tax.	The Acquiring Fund does not have a corresponding fundamental policy, but does have a non-fundamental policy concerning selling securities short (see below).

8

New York Tax-Exempt Money Fund (Acquired Fund)	Columbia New York Tax-Exempt Reserves (Acquiring Fund)

The Acquired Fund may not make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.	The Acquiring Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Acquiring Fund.

The Acquired Fund may not purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities.	The Acquired Fund may not purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

The following table highlights the differences in the Funds’ non-fundamental investment policies. A “non-fundamental” investment policy is one that may be changed by a Fund’s board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Comparison of Non-Fundamental Investment Policies

New York Tax-Exempt Money Fund (Acquired Fund)	Columbia New York Tax-Exempt Reserves (Acquiring Fund)

The Acquired Fund may not purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of portfolio transactions.	The Acquiring Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

The Acquired Fund may not acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.	The Acquiring Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

9

New York Tax-Exempt Money Fund (Acquired Fund)	Columbia New York Tax-Exempt Reserves (Acquiring Fund)

The Acquired Fund may not invest in companies for the purpose of exercising management or control.	The Acquiring Fund does not have a corresponding non-fundamental policy.

The Acquired Fund may not invest more than 10% of its net assets in illiquid securities.	The Acquiring Fund may not invest more than 10% of its net assets in illiquid securities.

The Acquired Fund does not have a corresponding non-fundamental policy.	The Acquiring Fund may not purchase securities of any one issuer (other than U.S. Government obligations and securities of other investment companies) if, immediately following such purchase, more than 25% of the value of a Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

The Acquired Fund will comply with special investment limitations, in order to obtain a rating from a rating organization.	The Acquired Fund does not have a corresponding non-fundamental policy.

Acquired Fund shareholders will receive at least 60 days’ prior notice of any change to the Fund’s principal investment strategy to invest at least 80% of its net assets high quality, money market instruments issued by the State of New York, local governments and agencies in New York and other governmental issuers, including U.S. territories and possessions that pay interest exempt from federal taxes (including the alternative minimum tax), New York State and New York City income taxes.	Acquiring Fund shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Rule 35d-1 under the 1940 Act.

4.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund.

In addition, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended March 31, 2007 for the Acquired Fund and ended August 31, 2007 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger, based on pro forma combined net assets as of August 31, 2007.

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If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (less than $0.01 per share based on shares outstanding as of August 31, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately one month after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Based on the operating expense ratios shown below, the total operating expense ratio of the Trust Class shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of the Shares Class shares of the Acquired Fund.

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Annual Fund Operating Expenses

(deducted directly from Fund assets)

	New York Tax-Exempt Money Fund (Acquired Fund)		Columbia New York Tax-Exempt Reserves (Acquiring Fund)		Pro Forma Columbia New York Tax-Exempt Reserves (Acquiring Fund)
	Shares Class		Trust Class		Trust Class
Management Fees	0.65	%(1)(6)	0.25	%(3)	0.25	%(3)
Shareholder Administration Fees	0.25%		0.10%		0.10%
Other Expenses	0.04%		0.06%		0.03	%(5)
Total Annual Fund Operating Expenses	0.94	%(6)	0.41%		0.38%
Less Fee Waivers and/or Reimbursements	(0.34	%)(2)	(0.11%)		(0.08%)
Net Annual Fund Operating Expenses	0.60	%(2)	0.30	%(4)	0.30	%(4)

(1)	The fund pays an investment advisory fee of 0.50% and an administration fee of 0.15%. The Administrator receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc.; Excelsior Tax-Exempt Funds, Inc. and the Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund, and Pacific/Asia Fund, series of Excelsior Funds, Inc. or the Excelsior Funds Trust). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(2)	The expense information in the table reflects contractual fee waivers currently in effect. The Acquired Fund’s advisor has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.60%. The waiver agreement may not be terminated before July 31, 2008. In addition, this agreement will renew automatically for an additional 12 month term unless the advisor terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.
(3)	Management fees have been restated to reflect contractual changes to investment advisory fees and administration fees. Effective January 1, 2008, the Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the average daily net assets of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund. The Fund’s advisor and administrator have agreed to contractually limit management fees (investment advisory and administration fees) to an annual rate of 0.19% of average daily net assets through December 31, 2009.

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(4)	The Fund’s advisor has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that they do not exceed 0.20%. There is no guarantee that this limitation will continue after December 31, 2009. The Fund’s advisor is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed the expense limitation in effect at the time of recovery.
(5)	Other Expenses are restated to reflect contractual changes to the fees paid by the Fund.
(6)	The Fund’s administrator has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.60% and “Total Annual Fund Operating Expenses” would be 0.89%. The Fund’s administrator, at its discretion, may revise or discontinue this arrangement at any time.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses Tables. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	Redemption of shares at the end of each period.

•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
New York Tax-Exempt Money Fund
Shares Class:	$61	$266	$487	$1,124

Columbia New York Tax-Exempt Reserves
Trust Class:	$31	$109	$207	$495

Columbia New York Tax-Exempt Reserves (pro forma combined)
Trust Class:	$31	$114	$205	$473

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can

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be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix F for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, holders of Shares Class shares of the Acquired Fund will receive Trust Class shares of the Acquiring Fund. The Merger is not expected to result in any substantive changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Trust Class shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Trust Class shares of the Acquiring Fund. With respect to purchasing, redeeming or exchanging, Shares Class of the Acquired Fund calculates its net asset value per day once each business day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) whereas Trust Class of the Acquiring Fund calculates its net asset value per share once each business day at 11:30 a.m. Eastern time. In addition, with respect to purchases, if an investor’s purchase order for Shares Class of the Acquired Fund is received in good order before 12:00 p.m. Eastern time, such investor will receive that day’s dividend. If an investor’s purchase order for Trust Class shares of the Acquiring Fund is received by 11:30 a.m. Eastern time, such investor will receive that day’s dividend.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix F.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains (after reduction by any available capital loss carryforwards) to its shareholders on or before that date.

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A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares. Such a redemption is unlikely to result in recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund, the Acquired Fund and Columbia Management each may bear a portion of the out-of-pocket expenses associated with the Merger, as noted below. Out-of-pocket expenses associated with the Merger (“Merger Expenses”) include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to the Acquired Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Estimated Merger Expenses that are not specifically allocable to either Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that are in excess of the Fund’s Estimated First Year Savings. The estimated Merger Expenses to be borne by the Acquired Fund are approximately $37,128 (less than $0.01 per share, based on shares outstanding as of August 31, 2007), assuming completion of the Merger. The Acquiring Fund is not expected to bear any Merger Expenses. Should the Merger fail to occur, Columbia Management will bear all Merger Expenses.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder

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signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II.    PROPOSAL—MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with each Fund generally are similar because the Funds generally have similar investment objectives and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to substantially similar principal risks, including money market fund risk, non-diversified mutual fund risk, tax-exempt pass through certificates risk, interest rate risk, credit risk and state specific municipal securities risk, changing distribution levels risk, and municipal securities risk each of which is described below. The Acquiring Fund is subject to non-diversified mutual fund risk, which is also described below.

Money Market Fund Risk. The Funds are money market funds, but investments in the Funds are not bank deposits, and are not insured or guaranteed by Bank of America, the FDIC or any other government agency. Although the Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Tax-Exempt Pass-through Certificates Risk. Interest payments that the Funds receive from investing in pass through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

Interest Rate Risk. Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Funds receive from it but will affect the value of the Funds’ shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Funds could lose money if the issuer

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of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

State-Specific Municipal Securities Risk. Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Funds shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in different states, as the Funds are potentially more subject to unfavorable developments than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects. The SAI provides greater detail about risks specific to the municipal securities of the state in which the Funds invest, which investors should carefully consider.

Changing Distribution Levels Risk. The amount of the distributions paid by the Funds generally depends on the amount of income and/or dividends received by the Funds on the securities they hold. The Funds may not be able to pay distributions or may have to reduce their distribution level if the income and/or dividends the Funds receive from their investments decline.

Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They also may depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in similar sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Funds, you may be required to file an amended tax return and pay additional taxes as a result.

The Acquiring Fund also is subject to non-diversified mutual fund risk, which is described below.

Non-Diversified Mutual Fund Risk. The Funds are non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.

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This increases the risk that a change in the value of any one investment held by the Funds could affect the overall value of the Funds more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds.

Shareholders of the Acquired Fund should note that, although the investment objective and principal investment strategies of the Acquiring Fund generally are similar to those of the Acquired Fund, the Acquiring Fund may have a different investment style and different investment limitations. Please see the answer to question 3 above under “Questions and Answers Regarding Approval of the Merger” for more information regarding the investment objectives, principal investment strategies and investment policies of the Funds.

Information about the Merger

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund and if all other conditions are satisfied, the Merger is expected to occur in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Trust Class shares of the Acquiring Fund with an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger.

•

If the difference between the per share net asset values of the Acquired Fund and the Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, or if the Board of Trustees of the Trust or the Board of the Corporation determines that the consummation of the Merger would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Corporation or the Trust shall have the right to postpone the Valuation Date and the closing date of the Merger until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Trust or the Board of the Corporation, as applicable, otherwise determines that the consummation of the Merger would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively.

•

The Acquiring Fund’s Trust Class shares received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund’s Shares Class pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

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•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board of the Corporation and the Board of Trustees of the Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger. Such a redemption is unlikely to result in recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Shares that Shareholders Will Receive

If the Merger occurs, shareholders of the Acquired Fund’s Shares Class will receive shares in the Acquiring Fund’s Trust Class. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund.

•

They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix H to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger is not expected to result in any substantive changes to shareholder rights regarding or procedures for purchasing, redeeming and exchanging shares, except that with respect to the purchase of shares, only eligible investors can invest in Trust Class shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Trust Class shares of the Acquiring Fund. With respect to purchasing, redeeming or exchanging, Shares Class of the Acquired Fund calculates its net asset value per day once each business day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) whereas Trust Class of the Acquiring Fund calculates its net asset value per share once each business day at 11:30 a.m. Eastern time. In addition, with respect to purchases, if an investor’s purchase order for Shares Class of the Acquired Fund is received in good order before 12:00 p.m. Eastern time, such investor will receive that day’s dividend. If an investor’s purchase order for Trust Class shares of the Acquiring Fund is received by 11:30 a.m. Eastern time, such investor will receive that day’s dividend. Please see Appendix F to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

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•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $10 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund may sell an investor’s shares if the value of an account falls below $1,000. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy, and applicable investment minimums, is described in Appendix F. The Acquired Fund has no similar small account policy.

•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix E to this Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Directors of the Corporation, including all Directors who are not “interested persons” (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Directors have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

The Directors of the Corporation considered and approved the Merger at a meeting held September 27-28, 2007.

At the meeting, the Directors (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	various alternatives to the Merger, including the continued operation of the Acquired Fund and certain other funds as a separate fund complex and the possible liquidation of the Acquired Fund;

4.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

5.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances can be given that the Acquiring Fund would achieve any particular level of performance after the Merger;

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6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

8.	the anticipated tax-free nature of the exchange of shares in the Merger and other expected federal income tax consequences of the Merger;

9.	the potential benefits of the Merger to Columbia Management and its affiliates;

10.	various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquired Fund is part of a Maryland corporation and the Acquiring Fund is part of a Delaware statutory trust;

11.	the fact that shareholders of the Acquired Fund are not expected to experience any substantive change in shareholder services as a result of the Merger; and

12.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Directors also considered that the Funds have different Boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Directors also considered, however, that many of the Funds’ service providers are identical. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Acquired Fund’s portfolio. Larger mutual funds typically have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both money market funds that seek to provide current interest income exempt from federal income taxes and New York individual income taxes, respectively.

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Fund, the Board of Trustees of such Fund has agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group

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agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix F for more information.

Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for the Acquired Fund’s Shares Class and for the calendar years since the Acquiring Fund’s inception for the Acquiring Fund’s Trust Class. The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

New York Tax-Exempt Money Fund

(Acquired Fund)

For periods shown in bar chart:

Best quarter: 4th quarter 2000, 0.94%

Worst quarter: 3rd quarter 2003, 0.10%

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Columbia New York Tax-Exempt Reserves

(Acquiring Fund)

For periods shown in bar chart:

Best quarter: 2nd quarter 2007, 0.87%

Worst quarter: 3rd quarter 2003, 0.18%

The following tables list the average annual total return for the Acquired Fund’s Shares Class and the Acquiring Fund’s Trust Class for the one-year, five-year and since inception periods ended December 31, 2007. These tables are intended to provide a shareholder with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. For the Funds’ current yield, call 1-800-708-7953.

New York Tax-Exempt Money Fund

Average Annual Total Returns—For Periods Ended December 31, 2007

	1 Year	5 Years	Since inception*
Shares Class	3.06%	1.79%	2.07%

*	The inception date of the Fund’s Share Class shares is August 3, 1998.

Columbia New York Tax-Exempt Reserves

Average Annual Total Returns—For Periods Ended December 31, 2007

	1 Year	5 Years	Since inception*
Trust Class Shares	3.40%	2.10%	1.96%

*	The inception date of the Fund’s Trust Class shares is February 15, 2002.

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Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Merger. It does not address any state, local or foreign tax consequences. A Fund shareholder’s tax treatment may vary depending on its particular situation. A Fund shareholder also may be subject to special rules not discussed below if it is a certain kind of Fund shareholder, including but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a person who holds Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Fund shares as a capital asset at the time of the Merger; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Merger is intended to be a tax-free reorganization for federal income tax purposes. Morrison & Foerster LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, current administrative rules and court decisions, all of which are subject to change (including changes with retroactive effect), generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the Merger;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

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•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryforwards of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryforward (and of capital loss carryforwards of the Acquiring Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.

The opinion will be based on the continuing accuracy and completeness of certain factual representations made by each party, including certifications made by officers of the Acquired Fund, the Acquiring Fund, the Corporation and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its net tax-exempt investment income, net investment company taxable income (computed without regard to the deduction for dividends paid), and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

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III.    GENERAL

Voting Information

The Directors are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Bank of America Corporation and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $321.

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy prior to or at the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). A majority of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have

26

discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix D to this Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If quorum is not present at the Meeting, or the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of                  , 2008, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

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1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the corresponding Acquiring Fund’s valuation procedures, after deduction for the expenses

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of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund. The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the board of the Acquiring Trust. The net asset value of each Acquired Fund’s assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the board of the Acquired Trust; provided that if (i) the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, or (ii) the board of the Acquiring Trust or the Acquired Trust determines that the consummation of the reorganization contemplated hereby would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Acquired Trust or the Acquiring Trust shall have the right to postpone the Valuation Date and the Closing Date until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Acquiring Trust or the Acquired Trust, as applicable, otherwise determines that the consummation of the reorganization contemplated hereby would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively. Columbia will notify the Acquired Trust and the Acquiring Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, if such difference equals or exceeds $0.0015 during the thirty (30) day period prior to the Closing.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.
3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.

The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of

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currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.	At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease

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or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)

As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall

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have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and

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complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

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(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

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(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)	Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund

A-9

enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.	In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

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5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

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(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

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7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

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(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund’s investment company taxable income for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

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8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of [ ] satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of [ ] satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

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(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

[                    ] will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

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10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund

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pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ]
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B — Corresponding Share Classes

Acquired Fund (Share Class)	Acquiring Fund (Share Class)
*****
New York Tax-Exempt Money Fund	Columbia New York Tax-Exempt Reserves
Shares Class	Trust Class

B-1

Appendix C — Authorized Capital

Acquired Fund	Share Class	Authorized Capital
New York Tax-Exempt Money Fund	Shares Class	2,000,000,000

Acquiring Fund	Share Class	Authorized Capital
Columbia New York Tax-Exempt Reserves	Trust Class	Unlimited

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Appendix D — Share Ownership

Shares of the Acquired Fund Outstanding and Entitled to Vote

The Acquired Fund’s Shares Class had the following shares outstanding as of December 21, 2007:

Class	Number of Shares Outstanding and Entitled to Vote
Shares Class	529,579,946

Ownership of Shares

As of December 21, 2007, the Corporation believes that, as a group, the Directors and officers, as the case may be, of the Acquired Fund owned less than one percent of shares of the Acquired Fund.

As of record on December 21, 2007, US Trust Technology & Support Services, Inc. (“U.S. Trust”) was believed to possess voting power with respect to 87.32% of the outstanding shares of the Acquired Fund, and such shares could thereby be deemed to be beneficially owned by U.S. Trust as of such date. Accordingly, U.S. Trust may be considered to be a “controlling person” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. U.S. Trust is organized under the laws of New Jersey. The address of U.S. Trust is 499 Washington Blvd, Jersey City, New Jersey 07310. Bank of America Corporation, a publicly-traded financial services corporation, is the ultimate parent company of U.S. Trust.

As of December 21, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

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New York Tax-Exempt Money Fund

Acquired Fund

Shares Class

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger*
US Trust Technology & Support Svcs Inc Att: Trade Support 499 Washington Blvd., 7th Floor Jersey City, NJ 07310-1995	462,445,268	87.32%	80.90%

Columbia New York Tax-Exempt Reserves

Acquiring Fund

Trust Class

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation Merger*
Bank of America NA Attn: Funds Accounting (ACI) TX-945-06-07 411 North Akard Street Dallas, TX 75201-3307	42,011,264	100.00%	7.35%
*	Percentage owned assuming consummation of the Merger on December 21, 2007.

D-2

Appendix E — Capitalization

The following table shows on an unaudited basis the capitalization of the New York Tax-Exempt Money Fund and the Columbia New York Tax-Exempt Reserves as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the New York Tax-Exempt Money Fund by the Columbia New York Tax-Exempt Reserves, the capitalization of Columbia New York Tax-Exempt Reserves at net asset value as of that date:

	New York Tax-Exempt Money Fund (Shares Class)	Columbia New York Tax-Exempt Reserves (Trust Class)	Pro Forma Adjustments		Columbia New York Tax-Exempt Reserves (Trust Class) Pro Forma Combined(1)
Net asset value	$492,871,645	$43,112,558	$492,834,517	(2)(3)	$535,947,076
Shares outstanding	492,853,999	43,106,302	492,834,517	(3)	535,940,819
Net asset value per share	$1.00	$1.00			$1.00

(1)	Assumes the Merger was consummated on November 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of Columbia New York Tax-Exempt Reserves will be received by shareholders of the New York Tax-Exempt Money Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia New York Tax-Exempt Reserves that actually will be received on or after such date.
(2)	Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of $37,128 to be borne by New York Tax-Exempt Money Fund.
(3)	Shares of New York Tax-Exempt Money Fund are exchanged for Trust Class shares of Columbia Tax-Exempt Reserves Fund based on the net asset value per share of Columbia New York Tax-Exempt Reserves Trust Class shares at the time of the Merger.

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Appendix F — Information Applicable to the Acquiring Fund

Below is additional information regarding the Acquiring Fund. As used in this Appendix F, the term “Fund” refers to the Acquiring Fund.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price an investor pays or receives buying, selling or exchanging shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. Columbia Funds calculates the net asset value per share for Trust Class shares of the Fund at the following times each business day (unless the Fund closes early): 11:30 a.m. Eastern time.

The Fund’s share class calculates its NAV as follows:

(Value of assets of the share class)

– (Liabilities of the share class)

Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. Columbia Funds uses the amortized cost method, which approximates market value, to value the assets of the Fund.

Transaction Rules and Policies

Shareholders should also ask their selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. The Columbia Money Market Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early. In addition to weekends, either the Federal Reserve Bank of New York or the NYSE is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Columbia Money Market Funds, however, may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed.

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Orders can be delivered by mail, by telephone or online. Orders for the Fund that are received in “good form” by the Fund’s transfer agent or the investor’s selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

If the investor’s order for the Fund is received by 11:30 a.m. Eastern time, the investor will receive that day’s net asset value per share (and in the case of purchases the investor will receive that day’s dividends).

Although Columbia Funds tries to maintain a net asset value per share of $1.00 for the Fund, we cannot guarantee that we will be able to do so.

“Good Form”

An order is in “good form” if the transfer agent has all of the information and documentation it deems necessary to effect the investor’s order. For example, when the investor sells shares by letter of instruction, “good form” means that the letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities call 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once an investor has an account, the investor can communicate written buy, sell and exchange requests to the transfer agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

An investor can place orders to buy, sell or exchange by telephone depending on how the investor completes the telephone authorization section of the account application. To place orders by telephone, an investor should call 1-800-422-3737 and have his or her taxpayer identification number (TIN) available when calling. The investor can sell up to an aggregate of $100,000 of shares by check via the telephone in any 30-day period if he or she qualifies for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of identification

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before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once the investor has an account, he or she should contact Columbia Funds at 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The transfer agent has procedures in place to authenticate electronic orders delivered through the internet. An investor will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

An investor can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if he or she qualifies for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify an investor’s identity when he or she opens an account. This information may include the investor’s name, address, date of birth (for individuals), and taxpayer or other government issued identification. If the investor fails to provide the requested information, the Fund may need to delay the date of the purchase or may be unable to open the account, which may result in a return of investment monies. In addition, if the Fund is unable to verify an investor’s identity after an account is open, the Fund reserves the right to close the account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Account Balance Penalties

Columbia Funds may sell an investor’s Trust Class shares if the value of the Trust Class shares account falls below $1,000 (other than as a result of depreciation of share value). Alternatively, the Trust Class shares account may be subject to an annual fee of $10. The transfer agent will send the investor written notification of such action and provide details on how the investor can add money to the account to avoid this penalty.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

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Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the Fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Fund do not accommodate frequent trading.

Except as expressly described in this Appendix (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. Columbia Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a

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service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

The Board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others.

Opening an Account and Placing Orders

Columbia Funds encourages investors to consult with a financial advisor who can help with investment decisions and who can help the investor open an account. Once an investor has an account, he or she can buy, sell and exchange shares by contacting his or her financial advisor or selling and/or servicing agent who will send the order to the transfer agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once an investor has an account he or she can also communicate orders directly to the transfer agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Trust Class shares are available to certain financial institutions and intermediaries (for their own accounts, and for certain client accounts for which they act as fiduciary, agent or custodian), including Bank of America and its affiliates; certain other financial institutions and intermediaries, including financial planners and investment advisors; institutional investors; charitable foundations; endowments; and other Columbia Funds in the Columbia Funds Family.

Minimum Initial Investments

The minimum initial investment for Trust Class shares is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum

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initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Trust Class shares.

Minimum Additional Investments

There is no minimum additional investment for Trust Class shares.

Wire Purchases

An investor may buy Trust Class shares of the Fund by wiring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 1-800-422-3737. For purchases via Fedwire, Columbia Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the transfer agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the transfer agent does not receive payment in cleared funds before this time, the investor will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to sell all or part of an investor’s holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

An investor may buy Trust Class shares of the Fund by electronically transferring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 1-800-422-3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” The investor must set up this feature by contacting the transfer agent prior to his or her request.

Other Purchase Rules Investors Should Know

•	Trust Class shares are generally purchased at net asset value per share.

•	Selling and/or servicing agents are responsible for sending buy orders to the transfer agent and ensuring that we receive an investor’s money on time.

•	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When an investor sells shares, the Fund is effectively buying them back from the investor. This is called a redemption.

Wire Redemptions

An investor may request that Trust Class shares sale proceeds be wired to the investor’s bank account by calling the transfer agent at 1-800-422-3737. The investor must set up this feature prior to the request. The receiving bank may charge an additional fee. The transfer agent may waive the fee for certain accounts.

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Electronic Funds Transfer

An investor may sell Trust Class shares of the Fund and request that the proceeds be electronically transferred to the investor’s bank account by calling the transfer agent at 1-800-422-3737. It may take up to three business days for the sale proceeds to be received by the bank. The investor must set up this feature by contacting the transfer agent prior to the request.

Checkwriting Service

You can withdraw money from the Fund using Columbia Funds’ free checkwriting service. Contact your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. Columbia Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules Investors Should Know

•

If an investor sells shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to the investor’s bank account within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•

If an investor sells shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•	If an investor paid for shares by check, Columbia Funds will hold the sale proceeds when the investor sells those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay the payment of sale proceeds of the Fund for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act, which are generally when (i) the NYSE is closed or trading is restricted, (ii) an emergency makes the disposal of securities owned by the Fund or the fair valuation of the Fund’s net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

Exchanging Shares

An investor can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. Investors should read the prospectus of, and make sure they understand the investment objective and principal investment strategies of, the Columbia Fund into which they are exchanging.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund. No sales charges or other charges will apply

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to such an exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

Other Exchange Rules Investors Should Know

•	Exchanges are made at net asset value.

•	An investor can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	An investor may make exchanges only into a Columbia Fund that is legally offered and sold in the investor’s state of residence.

•	An investor generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel an investor’s right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless an investor’s account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and the investor may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund will not have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

•	Declarations daily

•	Distributions monthly

The Fund may, however, declare and pay distributions of net investment income more frequently. Each time a distribution is made, the net asset value per share is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If an investor sells all of his or her shares after the record date, but before the payment date, for a distribution, the investor normally receives that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the Fund unless the investor informs us he or she wants to receive distributions in cash. Investors can do this by writing Columbia Funds at the address on the cover page of this Prospectus/Proxy Statement, or by calling us at 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

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Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive your distributions by check and the check is returned as undeliverable, that distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Unless an investor is investing through a tax-deferred retirement account (such as an IRA), the investor should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost the investor money in taxes because the investor will, in effect, receive part of the purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” investors should check the Fund’s distribution schedule above before investing.

Similarly, if an investor buys shares of the Fund when it holds securities with unrealized capital gain, the investor will, in effect, receive part of his or her purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. However, the Fund does not expect to have material amounts of unrealized capital gain. If Fund shares are bought when it has capital loss carryforwards, the Fund may be able to use such carryforwards to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes

The Fund will send investors a statement each year showing how much they have received in distributions in the prior year and the distributions’ character for federal income tax purposes.

In addition, investors should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to shareholders.

•	Distributions are usually taxable to shareholders when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to shareholders as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to shareholders as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long shareholders have owned their shares.

•

For taxable years beginning on or before December 31, 2010, if a shareholder is an individual and meets certain holding period and other requirements for his or her Fund shares, a portion of his or her distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

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•

As long as the Fund continually maintains a $1.00 net asset value per share, shareholders ordinarily will not recognize a taxable gain or loss on the redemption or exchange of their shares of the Fund.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to shareholders (including amounts paid to shareholders in securities and amounts deemed to be paid to shareholders upon an exchange of shares) if: a shareholder has not provided a correct taxpayer identification number (TIN) or has not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on a shareholder’s account is incorrect according to its records; or the IRS informs the Fund that the shareholder is otherwise subject to backup withholding.

•

Distributions that come from the Fund’s s tax-exempt interest income are generally free from federal income tax. These distributions generally are exempt from state individual income tax if the Fund invests primarily in securities from that state or its subdivisions. However, the validity of such exemption is the subject of a pending U.S. Supreme Court case. In addition, investors may be subject to other state and local taxes on these distributions. A portion of these distributions may also be subject to alternative minimum taxes.

MANAGEMENT OF THE FUND

Investment Advisor

Columbia Management, located at 100 Federal Street, Boston, MA 02110, is the Fund’s investment advisor and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

Effective January 1, 2008, the Fund pays an investment advisory fee of 0.15% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the average daily net assets of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves,

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Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund.

Columbia Management has contractually agreed to limit through December 31, 2009 combined advisory and administrative fees to an annual rate of 0.19% of average net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi-annual report to shareholders for the semi-annual period ended February 28, 2007.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management recommendations with approval only by the Board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Administrator

Columbia Management, as the Fund’s administrator, is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. Effective January 1, 2008, the Fund pays an administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the average daily net assets of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund.

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Columbia Management has contractually agreed to limit through December 31, 2009 combined advisory and administrative fees to an annual rate of 0.19% of average net assets.

Distributor

Shares of the Fund are distributed by Columbia Management Distributors, Inc., which is located at One Financial Center, Boston, MA 02111. The distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

Transfer Agent

Columbia Management Services, Inc., located at One Financial Center, Boston, MA 02111, is the Fund’s transfer agent. The transfer agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The transfer agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the transfer agent monthly fees on a per-account basis. Fees paid to the transfer agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the transfer agent on the Fund’s behalf.

CERTAIN CONFLICTS OF INTEREST

As described in Management of the Fund, the advisor, administrator, distributor and transfer agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

The advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	Compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	The allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

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•	Separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	Regulatory and other investment restrictions on investment activities of the advisor and other Bank of America affiliates and accounts advised/managed by them;

•	Lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	Regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the advisor and the Fund.

•	Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options.

For example:

•

The Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

The Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	The Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

CERTAIN LEGAL MATTERS

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement

F-13

and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which less than $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

F-14

Separately, a putative class action—Mehta v AIG SunAmerica Life Assurance Company—involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

F-15

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Acquiring Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Acquiring Fund, which is the same as the pro forma expense ratio stated in the Annual Fund Operating Expenses tables, is presented in the charts, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. A shareholder’s actual costs may be higher or lower.

Columbia New York Tax-Exempt Reserves — Trust Class Shares

Maximum Sales Charge 0.00%		Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	ProForma Annual Expense Ratio*	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses**
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.38%	9.54%	$10,953.71	$40.71
3	15.76%	0.38%	14.60%	$11,459.78	$42.59
4	21.55%	0.38%	19.89%	$11,989.22	$44.55
5	27.63%	0.38%	25.43%	$12,543.12	$46.61
6	34.01%	0.38%	31.23%	$13,122.61	$48.76
7	40.71%	0.38%	37.29%	$13,728.88	$51.02
8	47.75%	0.38%	43.63%	$14,363.15	$53.37
9	55.13%	0.38%	50.27%	$15,026.73	$55.84
10	62.89%	0.38%	57.21%	$15,720.96	$58.42
Total Gain After Fees & Expenses				$5,720.96

Total Annual Fees & Expenses					$472.58

*	The figures in the table above are those of the Acquiring Fund on a pro forma combined basis after giving effect to the Merger. The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
**	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

F-16

Appendix G — Financial Highlights for the Acquiring Fund

The financial highlights table is designed to help you understand the Acquiring Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned each period assuming all dividends distributions had been reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the Fund’s financial statements, are included in the Fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

Columbia New York Tax-Exempt Reserves—Trust Class Shares

	Period Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income	0.0336		0.0137		0.0241		0.0115	0.0080	0.0112
Less Distributions Declared to Shareholders	(0.0336)
From net investment income			(0.0137)		(0.0241)		(0.0115)	(0.0080)	(0.0112)

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total Return (b)(c)	3.41%		1.38	%(d)	2.43%		1.16%	0.81%	1.13%

Ratios to Average Net Assets/Supplemental Data
Expenses	0.30	%(e)	0.30	%(e)(f)	0.30	%(e)	0.30%	0.30%	0.30%
Net investment income	3.36%		3.27	%(e)(f)	2.46	%(e)	1.23%	0.83%	1.17%
Waiver/reimbursement	0.11	%(e)	0.14	%(e)	0.14%		0.33%	0.27%	0.65%
Net assets end of period (000’s)	$40,066		$31,364		$27,216		$12,627	$15,931	$17,021

(a)	The Fund changed its fiscal year end from March 31 to August 31. The period is from April 1, 2006 through August 31, 2006.
(b)	Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
(c)	Had the Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(d)	Not annualized.
(e)	The benefits derived from custody credits had an impact of less than 0.01%.
(e)	Annualized.

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Appendix H — Comparison of Organizational Documents

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Shareholder Voting Rights	The Corporation’s Articles of Incorporation provide that shareholders have the right to vote on any matter submitted to a vote of stockholders. The By-Laws specifically provide that shareholders have the right to elect directors. Although not specifically stated in the Articles, Corporation shareholders have the right to vote on all matters required by the 1940 Act, including advisory agreements.	The Trust’s Declaration of Trust provides that shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, and 6) to terminate the Trust’s independent public accountant.

Shareholder Meetings	The Corporation’s By-Laws provide that special meetings of the shareholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Board or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.	The Trust’s Declaration of Trust provides that shareholders have the right to call special meetings only to the extent the SEC staff takes the position by rule, interpretive letter or public release that they are entitled to do so. Otherwise, only the Board, its Chairman or the President of the Trust may call shareholder meetings.

Quorum for Shareholder Meetings	The Corporation’s By-Laws state that a quorum is met when at least a majority of the shares entitled to vote are present.	A quorum is met when 33 1/3% of the shares entitled to vote are present.

Required Shareholder Vote	Except when a larger vote is required by law or the Articles, the Corporation’s By-Laws state that a majority of all the votes cast will decide all matters. Where a matter is to be voted by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.	Except when a larger vote is required by law or the Declaration of Trust, a majority of shares voted will decide all matters, except that a plurality shall elect a Trustee.

Notice to Shareholders	The Corporation’s By-Laws state that notice of shareholder meetings must be sent to shareholders not less than 10 days prior to the meeting.	Notice of shareholder meetings must be sent to shareholders not less than 7 days prior to the meeting.

H-1

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Manner of Voting	Shares may be voted in person or by proxy.	Shares may be voted in person or by proxy. The Trust limits this right where a proposal by anyone other than the officers or Trustees is submitted for a vote of shareholders or where there is a proxy contest opposing a proposal of the officers or Trustees. In those cases, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other means of transmission.

Amendment to the Articles of Incorporation/ Declaration of Trust	The Corporation’s Articles provide that the Corporation can make amendments to its Articles which are now or hereafter authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment is authorized by not less than a majority vote of the shares entitled to be cast thereon.	The Trustees can amend the Declaration of Trust without shareholder approval.

Termination of the Fund, Series or Class	The Corporation’s Articles do not specifically provide for the termination of the Corporation. However, the Directors may sell and convert the assets of any class of the Corporation to money and the Corporation may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.	The Trust and any series thereof may be terminated at any time by the Board with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the Trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.

Merger, Consolidation or Conversion	The Corporation’s Articles permit the Directors to sell and convey the assets of a class of the Corporation to another entity without shareholder approval unless shareholder approval is required by law. The Corporation’s Articles further permit the Directors to combine the assets belonging to a class with the assets belonging to any one or more other
The Trustees have the power to cause the Trust or any series to be merged or consolidated with another trust or company. The Board may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. The Trustees are expressly granted the right to convert to a feeder fund in a master-

H-2

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
	classes without shareholder approval (unless shareholder approval is required by law) if the Directors reasonably determine that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.	feeder structure without shareholder approval.

Committees	The Corporation does not have mandatory committees, but the Board may appoint from among its members an executive and other committees of the Board composed of two or more directors. To the extent permitted by law, the Board may delegate to any such committee or committees any of the powers of the Board in the management of the business, affairs and property of the Corporation.	The Trust has two standing committees created in its Declaration of Trust that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Board of the Trust may form or abolish other committees.

Removal of Directors/ Trustees	The Corporation’s By-Laws provide that Directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.	Trustees may be removed with or without cause at any time by a written instrument signed by at least 2/3 of the other Trustees. Additionally, if required by Section 16(c) of the 1940 Act, a Trustee may be removed at a shareholders meeting by a vote of at least 2/3 of the outstanding shares.

Director/Trustee Liability and Indemnification

The Corporation’s Articles state that no provision of the Articles shall protect or purport to protect any director against any liability to the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Corporation’s Articles state that each director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the 1940 Act and applicable state the Corporation law, now or hereafter in force, including advance of related expenses.

Trustees will be liable to the Trust by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Trustees will also not be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee’s official capacity, 2) with respect to any matter where the Trustee is judged to be liable in the performance of his duty to the Trust unless the adjudicator determines that the Trustee was not

H-3

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
	The Corporation’s By-Laws state that Directors will be indemnified to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act, except that such indemnity shall not protect any such person against any liability to the Corporation to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of the Corporation’s Directors in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding mutual fund director indemnification.	liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

Advancement of Expenses Incurred in Defending Directors/ Trustees	The Corporation’s By-Laws provide that Directors are entitled to advances from the Corporation for payment of the reasonable expenses incurred by them in connection with proceedings to which the Director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act. Similar to the above, inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding advancement of expenses to mutual fund directors.	Trustees can be advanced expenses upon a written agreement whereby the Trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the Trustee posts security for the undertaking, 2) the Trust has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested Trustees, or independent legal counsel, determine that the Trustee will ultimately be found entitled to indemnification.

H-4

	Excelsior Tax-Exempt Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Shareholder Liability	Although not explicitly stated in its Articles, shareholders of the Corporation would have the same limitation of personal liability as is extended to shareholders of other corporations incorporated in the State of Maryland. Generally, a corporation is regarded as a separate legal entity from its shareholders. Consequently, its shareholders are ordinarily insulated from liability for the debts of the corporation absent fraud or clear disregard for the corporate structure. For example, courts will look through the corporation to a shareholder when such shareholder is using the corporate entity as a shield for the perpetration of a fraud against a third party.

Although not explicitly stated in the Declaration of Trust, shareholders of the Trust are protected from liability under the Delaware Statutory Act, which provides that shareholders of a Delaware statutory trust shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. See the discussion under Corporation with respect to the liability of corporate shareholders.

If any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating solely to his being or having been a shareholder, and not because of his acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Distributions	Directors may declare from time to time, at their sole discretion, dividends and distributions in stock or in cash or both.	Trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

H-5

EXC-51/149037-0208

GOVERNMENT MONEY FUND

One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

I am writing to ask for your vote on the proposed merger of Government Money Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., into Columbia Government Plus Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust, at a special meeting of shareholders of the Acquired Fund to be held on March 14, 2008.

The proposed merger is one of several mergers recommended by Columbia Management Group, LLC (“CMG”) following the recent acquisition by Bank of America Corporation (“Bank of America”) of U.S. Trust Corporation (“U.S. Trust”). The acquisition included all of U.S. Trust’s subsidiaries, including UST Advisers, Inc. (“UST Advisers”), the investment advisor to the Acquired Fund. Bank of America is the ultimate parent company of Columbia Management Advisors, LLC (“Columbia Management”), the investment advisor to the Acquiring Fund, and UST Advisers. Shareholders of the Excelsior Funds previously approved new investment advisory agreements that became effective upon completion of the acquisition.

CMG’s overall goal in proposing the fund mergers is twofold. First, by merging Excelsior Funds into Columbia Funds with generally similar investment strategies, the combined investment portfolios will be larger, which tends to lead to greater efficiency. Second, by streamlining the product offering of the fund complex, management, distribution and other resources will be more effectively concentrated on a more focused group of portfolios. The merger of the Acquired Fund into the Acquiring Fund will enable Acquired Fund shareholders to invest in a significantly larger, potentially more efficient investment portfolio while continuing to pursue a similar investment strategy.

Should the merger be approved and other conditions to the merger be satisfied, your current investment will be exchanged for an equal investment (that is, dollar value) in the Acquiring Fund. The exchange is expected to be tax-free for U.S. federal income tax purposes. More information on the specific details of and reasons for the merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

THE DIRECTORS OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Christopher L. Wilson

President and Principal Executive Officer

Excelsior Funds, Inc.

February 8, 2008

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 14, 2008

GOVERNMENT MONEY FUND

A Series of Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

To the shareholders of

Government Money Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Government Money Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., will be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Government Plus Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.	To consider and act upon such other matters as may properly come before the meeting or any adjourned session of the meeting.

Shareholders of record of the Acquired Fund at the close of business on December 21, 2007 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

By Order of the Board of Directors,

James R. Bordewick, Jr.

Secretary

February 8, 2008

NOTICE:	YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

PROSPECTUS/PROXY STATEMENT

January 16, 2008

Acquisition of the Assets and Liabilities of

GOVERNMENT MONEY FUND

c/o Excelsior Funds, Inc.

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

by and in Exchange for Shares of

COLUMBIA GOVERNMENT PLUS RESERVES

c/o Columbia Funds Series Trust

One Financial Center

Boston, Massachusetts 02111-2621

1-800-708-7953

This prospectus/proxy statement (the “Prospectus/Proxy Statement”) and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about February 8, 2008.

This Prospectus/Proxy Statement contains information shareholders should know before voting on the approval of the Agreement and Plan of Reorganization with respect to the proposed acquisition of Government Money Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc. (the “Corporation”), by Columbia Government Plus Reserves (the “Acquiring Fund” and, together with the Acquired Fund, each a “Fund” and collectively the “Funds”), a series of Columbia Funds Series Trust (the “Trust”) (the “Agreement and Plan of Reorganization”).

The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the “Meeting”) that will be held at One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a “Merger.” The Funds are series of separate registered open-end management investment companies. Please read this Prospectus/Proxy Statement and keep it for future reference.

The Acquiring Fund is managed by Columbia Management Advisors, LLC (“Columbia Management”), an affiliate of UST Advisers, Inc. (“UST Advisers”), the investment advisor of the Acquired Fund. Bank of America Corporation, the ultimate parent of Columbia Management, acquired U.S. Trust Corporation, then the ultimate parent of UST Advisers, on July 1, 2007, and as a result became the ultimate parent of UST Advisers. Prior to that acquisition, Columbia Management and UST Advisers were not affiliates of each other.

The Acquiring Fund seeks current income consistent with capital preservation and maintenance of a high degree of liquidity. The Acquiring Fund pursues this objective by investing in high-quality money market instruments, with at least 80% of its net assets invested in U.S. Government obligations. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund’s new Trust Class with the same aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), as the net value of the assets and liabilities transferred. After that exchange, the shares received by the Acquired Fund will be distributed pro rata to its shareholders, and such shareholders will become shareholders of the Acquiring Fund.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information of the Acquiring Fund dated January 16, 2008, relating to this Prospectus/Proxy Statement.

•	The Prospectus of the Acquired Fund dated July 1, 2007, as supplemented.

•	The Statement of Additional Information of the Acquired Fund dated July 1, 2007, as supplemented.

•

The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated March 31, 2007 and the unaudited financial statements included in the Semi-Annual Report to Shareholders of the Acquired Fund dated September 30, 2007.

2

The Acquired Fund previously has sent its most recent annual report and semi-annual report to its shareholders. For a free copy of the Acquired Fund’s most recent reports or any of the documents listed above, call 1-800-708-7953, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund’s Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund’s documents can be viewed online or downloaded, without charge, from the EDGAR database on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850.

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

I.    QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. For answers to questions about the Merger, please call 1-800-708-7953.

1.	What Merger is being proposed?

The Board of Directors (the “Board” or, collectively, “Directors”) of Government Money Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc., is recommending that shareholders approve the merger of the Acquired Fund into Columbia Government Plus Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund’s Shares Class will receive shares of the Acquiring Fund’s new Trust Class with a dollar value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the first quarter of 2008.

2.	Why is the Merger being proposed?

The Board believes that the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment objectives and principal investment strategies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Board also considered that, based on estimated operating expense ratios, shareholders of the Acquired Fund, after the Merger, are expected to experience total operating expense ratios that are lower than the current total operating expense ratios of the Acquired Fund.

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Please review “Reasons for the Merger and Directors’ Considerations” in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Directors.

3.	How do the investment objectives, principal investment strategies and investment policies of the Funds compare?

The Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment strategies. The Acquired Fund seeks as high a level of current income as is consistent with liquidity and stability of principal, while the Acquiring Fund seeks current income consistent with capital preservation and maintenance of a high degree of liquidity. Under normal circumstances, both the Acquired Fund and the Acquiring Fund invest at least 80% of their net assets in U.S. Government obligations. Like all money market mutual funds, both Funds must maintain an average dollar-weighted maturity of 90 days or less.

The table below compares the investment objective and principal investment strategies of each Fund.

Comparison of Investment Objectives and Principal Investment Strategies

	Government Money Fund (Acquired Fund)	Columbia Government Plus Reserves (Acquiring Fund)
Investment Objective	The Acquired Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.	The Acquiring Fund seeks current income consistent with capital preservation and maintenance of a high degree of liquidity.

Principal Investment Strategies	Under normal circumstances, the Acquired Fund will invest at least 80% of its net assets (which includes any borrowings for investment purposes) in U.S. Government obligations.	Under normal circumstance, the Acquiring Fund invests at least 80% of net assets (which includes net assets plus any borrowings for investment purposes) in U.S. Government obligations.

	The Acquired Fund’s investments include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and fully collateralized repurchase agreements for these securities.	The Acquiring Fund’s investments include U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. These obligations may have fixed, floating or variable rates of interest.

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Government Money Fund (Acquired Fund)	Columbia Government Plus Reserves (Acquiring Fund)
In managing the Acquired Fund, the Fund’s advisor assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Fund’s advisor uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.	The Acquiring Fund’s advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities. The advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities. The advisor may sell an instrument before it matures in order to meet cash flow need; to manage the portfolio’s maturity; if the advisor believes that the instrument is no longer a suitable investment or that other investments are more attractive; or for other reasons.

The Acquired Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Fund’s advisor believes present minimal credit risk, maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.	The Acquiring Fund may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less and must maintain an average dollar-weighted maturity of 90 days or less.

The Acquired Fund seeks to maintain a stable net asset value of $1.00 per share.	The Acquiring Fund seeks to maintain a constant net asset value of $1.00 per share.

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The following table highlights the differences in the Funds’ fundamental investment policies. A “fundamental” investment policy is one that may not be changed without shareholder approval.

Comparison of Fundamental Investment Policies

Government Money Fund (Acquired Fund)	Columbia Government Plus Reserves (Acquiring Fund)
The Acquired Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933 as amended the “1933 Act”), except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.	The Acquiring Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

The Acquired Fund may not purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate. The prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.	The Acquiring Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

The Acquired Fund may not purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs.

The Acquiring Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

The Acquired Fund may not issue any senior securities, except insofar as any borrowing in accordance with the Fund’s investment limitations might be considered to be the issuance of a senior security.	The Acquiring Fund may not borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder and any exemptive relief obtained by the Fund.

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Government Money Fund (Acquired Fund)	Columbia Government Plus Reserves (Acquiring Fund)
The Acquired Fund may not purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, the Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule. For purposes of this restriction: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.	The Acquiring Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing or by entering into reverse repurchase agreements or by engaging in other investment techniques constituting leverage as permitted by SEC rules; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.	The Acquiring Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

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Government Money Fund (Acquired Fund)	Columbia Government Plus Reserves (Acquiring Fund)
The Acquired Fund may not purchase securities on margin, make short sales of securities, or maintain a short position.	The Acquiring Fund does not have a corresponding fundamental policy, but does have a non-fundamental policy concerning selling securities short (see below).

The Acquired Fund may not invest in or sell puts, calls, straddles, spreads, or any combination thereof.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not make loans, except that (i) the Fund may purchase or hold debt securities in accordance with its investment objective and policies, and the Fund may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) the Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.	The Acquiring Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not invest in bank obligations having remaining maturities in excess of one year, except that securities subject to repurchase agreements may bear longer maturities.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not invest in companies for the purpose of exercising management or control.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not invest more than 5% of the Fund’s total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not purchase foreign securities.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.	The Acquiring Fund does not have a corresponding fundamental policy, but does have a non-fundamental policy concerning investments in other investment companies (see below).

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Government Money Fund (Acquired Fund)	Columbia Government Plus Reserves (Acquiring Fund)
The Acquired Fund may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of the Fund’s total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks.	The Acquiring Fund does not have a corresponding fundamental policy.

The Acquired Fund may not purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.	The Acquiring Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

The Acquired Fund may not knowingly invest more than 10% of the value of the Fund’s total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.	The Acquiring Fund does not have a corresponding fundamental policy, but does have a non-fundamental policy regarding investments in illiquid securities (see below).

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The following table highlights the differences in the Funds’ non-fundamental investment policies. A “non-fundamental” investment policy is one that may be changed by a Fund’s board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Comparison of Non-Fundamental Investment Policies

Government Money Fund (Acquired Fund)	Columbia Government Plus Reserves (Acquiring Fund)
The Acquired Fund will limit investments in illiquid securities to 10% of its net (rather than total) assets, notwithstanding its fundamental policy regarding illiquid securities described above.	The Acquiring Fund will not invest more than 10% of its net assets in illiquid securities.

The Acquired Fund will comply with special investment limitations, in order to obtain a rating from a rating organization.	The Acquiring Fund does not have a corresponding non-fundamental policy.

The Acquired Fund does not have a corresponding non-fundamental policy, but does have a fundamental policy regarding investments in other investment companies (see above).	The Acquiring Fund may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The Acquired Fund does not have a corresponding non-fundamental policy, but does have a fundamental policy regarding short sales of securities (see above).	The Acquiring Fund may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Acquired Fund shareholders will receive at least 60 days’ prior notice of any change to the Fund’s principal investment strategy to invest at least 80% of its net assets in U.S. Government obligations.	The Acquiring Fund has a similar non-fundamental policy with respect to any change to its principal investment strategy to invest at least 80% of its net assets in U.S. government obligations.

4.	How do the fees and the operating expense ratios of the Funds compare, and what are they estimated to be following the Merger?

The tables below allow a shareholder to compare the fees and the operating expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. The Annual Fund Operating Expenses set forth in the tables below are paid by each Fund.

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In addition, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund’s most recent fiscal year (ended March 31, 2007 for the Acquired Fund and ended August 31, 2007 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma combined basis after giving effect to the proposed Merger, based on pro forma combined net assets as of August 31, 2007.

If the Merger occurs, certain Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund’s net asset value prior to the closing of the Merger (by less than $0.01 per share based on shares outstanding as of August 31, 2007). Based on the operating expense ratios shown below, it is projected that, after the Merger, shareholders of the Acquired Fund will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses of the Acquired Fund until approximately two months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Based on the operating expense ratios shown below, the total operating expense ratio of the Trust Class shares of the Acquiring Fund following the Merger is expected to be lower than the total operating expense ratio of the Shares Class shares of the Acquired Fund.

Annual Fund Operating Expenses

(deducted directly from Fund assets)

	Government Money Fund (Acquired Fund)		Columbia Government Plus Reserves (Acquiring Fund)		Pro Forma Columbia Government Plus Reserves (Acquiring Fund)
	Shares Class		Trust Class		Trust Class
Management Fees	0.40	%(1)(6)	0.24	%(3)	0.24	%(3)
Shareholder Administration Fees	0.25%		0.10%		0.10%
Other Expenses	0.05%		0.07%		0.05	%(5)

Total Annual Fund Operating Expenses	0.70	%(6)	0.41%		0.39%
Less Fee Waivers and/or Reimbursements	(0.15)%		(0.11)%		(0.09)%

Net Annual Fund Operating Expenses	0.55	%(2)	0.30	%(4)	0.30	%(4)

(1)	The fund pays an investment advisory fee of 0.25% and an administration fee of 0.15%. The Administrator receives an administration fee, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Funds, Inc. Excelsior Tax-Exempt Funds, Inc. and the Excelsior Funds Trust (excluding Emerging Markets Fund, International Fund, International Equity Fund, and Pacific/Asia Fund, series of Excelsior Funds, Inc. or the Excelsior Funds Trust). The breakpoint schedule is as follows: 0.20% for net assets up to $200 million; 0.175% for net assets in excess of $200 million and up to $400 million; and 0.15% for net assets in excess of $400 million.
(2)

The expense information in the table reflects contractual fee waivers currently in effect. The Acquired Fund’s advisor has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) from exceeding 0.55%. The waiver agreement may not be terminated before July 31,

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2008. In addition, this agreement will renew automatically for an additional 12 month term unless the advisor terminates the agreement by providing written notice to the Fund prior to the expiration of the current term.

(3)	Management fees have been restated to reflect contractual changes to investment advisory fees and administration fees. Effective January 1, 2008, the Fund pays an investment advisory fee of 0.18% and administration fee of 0.067% on the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.18% and administration fee of 0.02% on the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% on the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% on the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the average daily net assets of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund. The Fund’s advisor and administrator have contractually agreed to limit management fees (investment advisory and administration fees) to an annual rate of 0.16% of average daily net assets through December 31, 2009.
(4)	The Fund’s advisor has contractually agreed to waive fees or reimburse expenses in order to keep net annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that they do not exceed 0.20%. There is no guarantee that this limitation will continue after December 31, 2009. The Fund’s advisor is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed the expense limitation in effect at the time of recovery.
(5)	Other expenses have been restated to reflect contractual changes for transfer agent fees.
(6)	The Fund’s administrator has voluntarily agreed to waive 0.05% of the administration fee. If this waiver were reflected in the table, “Management Fee” would be 0.35% and “Total Annual Fund Operating Expenses” would be 0.65%. The Fund’s administrator, at its discretion, may revise or discontinue this arrangement at any time.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account any contractual expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses Tables. The Example Expenses use the following hypothetical conditions:

•	$10,000 initial investment.

•	Redemption of shares at the end of each period.

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•	5% total return for each year.

•	Each Fund’s operating expenses remain the same.

•	Reinvestment of all dividends and distributions.

Example Expenses

(actual costs may be higher or lower)

	1 Year	3 Years	5 Years	10 Years
Government Money Fund
Shares Class:	$56	$209	$375	$856

Columbia Government Plus Reserves
Trust Class:	$31	$109	$207	$495

Columbia Government Plus Reserves (pro forma combined)
Trust Class:	$31	$116	$210	$484

The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

Hypothetical Investment and Expense Information

Please see Appendix F for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the pro forma expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period.

5.	What class of Acquiring Fund shares will shareholders receive if the Merger occurs?

If the Merger occurs, holders of Shares Class shares of the Acquired Fund will receive new Trust Class shares of the Acquiring Fund. The Merger is not expected to result in any substantive changes to shareholder rights regarding, or procedures for, purchases, redemptions or exchanges of shares, except that with respect to the purchase of shares, only eligible investors can invest in Trust Class shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Trust Class shares of the Acquiring Fund. With respect to purchasing, redeeming or exchanging, Shares Class of the Acquired Fund calculates its net asset value per day once each business day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) whereas Trust Class of the Acquiring Fund calculates its net asset value per share four

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times each business day at 9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time. In addition, with respect to purchases, if an investor’s purchase order for Shares Class of the Acquired Fund is received in good order before 1:00 p.m. Eastern time, such investor will receive that day’s dividend. If an investor’s purchase order for Trust Class shares of the Acquiring Fund is received by 4:00 p.m. Eastern time, such investor will receive that day’s dividend.

For more information on the Acquiring Fund’s current distribution, purchase, redemption and exchange policies and procedures, see Appendix F.

6.	What are the expected federal income tax consequences of the Merger?

The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains (after reduction by any available capital loss carryforwards) to its shareholders on or before that date.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares. Such a redemption is unlikely to result in recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

7.	Who bears the expenses associated with the Merger?

The Acquiring Fund, the Acquired Fund and Columbia Management each may bear a portion of the out-of-pocket expenses associated with the Merger, as noted below. Out-of-pocket expenses associated with the Merger (“Merger Expenses”) include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; and (3) the legal fees and expenses incurred by the Funds in connection with the Merger.

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The methodology for determining the portions of the Merger Expenses to be borne by the Funds is as follows. The estimated Merger Expenses are first allocated to the Acquiring Fund or to the Acquired Fund. Estimated Merger Expenses that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Estimated Merger Expenses that are not specifically allocable to either Fund are divided equally between the Funds. Each Fund will bear the estimated Merger Expenses allocated to it only to the extent of the anticipated reductions in ongoing expenses expected to be borne by that Fund over the first year following the Merger (the “Estimated First Year Savings”). Columbia Management bears the amount of estimated Merger Expenses allocated to a Fund, if any, that are in excess of the Fund’s Estimated First Year Savings. The estimated Merger Expenses to be borne by the Acquired Fund are approximately $72,202 (less than $0.01 per share based on shares outstanding as of September 30, 2007), assuming completion of the Merger. The Acquiring Fund is not expected to bear any Merger Expenses. Should the Merger fail to occur, Columbia Management will bear all Merger Expenses.

8.	Who is eligible to vote?

Shareholders of record on December 21, 2007 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder’s shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder’s shares will be voted at the discretion of the persons named as proxies.

II.    PROPOSAL — MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

The principal investment risks associated with each Fund generally are similar because the Funds generally have similar investment objectives and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Both Funds are subject to substantially similar principal risks, including money market fund risk, interest rate risk, changing distribution levels risk, credit risk, U.S. Government obligations risk and repurchase agreements risk, each of which is described below.

Money Market Fund Risk. The Funds are money market funds, but investments in the Funds are not bank deposits, and are not insured or guaranteed by Bank of America, U.S. Trust, the FDIC or any other

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government agency. Although the Funds seek to preserve the value of shareholders’ investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Interest Rate Risk. Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Funds receive from it but will affect the value of the Funds’ shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

Changing Distribution Levels Risk. The amount of the distributions paid by the Funds generally depends on the amount of income and/or dividends received by the Funds on the securities it holds. The Funds may not be able to pay distributions or may have to reduce their distribution level if the income and/or dividends the Funds receive from its investments decline.

Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Funds could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

Shareholders of the Acquired Fund should note that, although the investment objective and principal investment strategies of the Acquiring Fund generally are similar to those of the Acquired Fund, the Acquiring Fund may have a different investment style and different investment limitations. Please see the answer to question 3 above under “Questions and Answers Regarding Approval of the Merger” for more information regarding the investment objectives, principal investment strategies and investment policies of the Funds.

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Information about the Merger

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Acquired Fund and if all other conditions are satisfied, the Merger is expected to occur in the first quarter of 2008. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

•

The Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Trust Class shares of the Acquiring Fund with an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the net value of the transferred assets and liabilities.

•

The assets of the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger (the “Valuation Date”).

•

If the difference between the per share net asset values of the Acquired Fund and the Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, or if the Board of Trustees of the Trust or the Board of the Corporation determines that the consummation of the Merger would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Corporation or the Trust shall have the right to postpone the Valuation Date and the closing date of the Merger until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Trust or the Board of the Corporation, as applicable, otherwise determines that the consummation of the Merger would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively.

•

The Acquiring Fund’s Trust Class shares received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund’s Shares Class pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

•	After the Merger, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be terminated under state law.

•

The Merger requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Board of the Corporation and the Board of Trustees of the Trust.

Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger. Such a redemption is unlikely to result in recognition of gain or loss to the redeeming shareholder for federal income tax purposes.

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Shares that Shareholders Will Receive

If the Merger occurs, shareholders of the Acquired Fund’s Shares Class will receive shares in the Acquiring Fund’s Trust Class. As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

•

They will have an aggregate net asset value, as determined using the Acquiring Fund’s valuation procedures (which, like the Acquired Fund, uses the amortized cost method of accounting), equal to the aggregate net asset value of a shareholder’s current shares as of the business day before the closing of the Merger. The net asset value of a shareholder’s current shares will reflect the expenses of the Merger allocated to the Acquired Fund. The net asset value of the shares issued by the Acquiring Fund in the Merger will reflect the expenses of the Merger allocated to the Acquiring Fund.

•

They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund. Please see Appendix H to this Prospectus/Proxy Statement for more information regarding the differences between the rights of shareholders of the Acquiring Fund and shareholders of the Acquired Fund.

•

The Merger is not expected to result in any substantive changes to shareholder rights regarding or procedures for purchasing, redeeming and exchanging shares, except that with respect to the purchase of shares, only eligible investors can invest in Trust Class shares of the Acquiring Fund, whereas there are no similar purchase restrictions on Shares Class of the Acquired Fund. Shareholders of Shares Class shares of the Acquired Fund will be deemed to be eligible investors for purposes of their purchases of Trust Class shares of the Acquiring Fund. With respect to purchasing, redeeming or exchanging, Shares Class of the Acquired Fund calculates its net asset value per day once each business day at the close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) whereas Trust Class of the Acquiring Fund calculates its net asset value per share four times each business day at 9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time. In addition, with respect to purchases, if an investor’s purchase order for Shares Class of the Acquired Fund is received in good order before 1:00 p.m. Eastern time, such investor will receive that day’s dividend. If an investor’s purchase order for Trust Class shares of the Acquiring Fund is received by 4:00 p.m. Eastern time, such investor will receive that day’s dividend. Please see Appendix F to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

•

An investor’s account in the Acquiring Fund will be subject to the Acquiring Fund’s small account policy. Under this policy, an investor’s account in the Acquiring Fund generally will be subject to a $10 annual fee if the value of that account (treating each account of the Acquiring Fund owned by the investor separately from any other account of the Acquiring Fund owned by such investor) falls below the applicable minimum initial investment requirement. Also under this policy, the Acquiring Fund may sell an investor’s shares if the value of an account falls below $1,000. Additional information about the Acquiring Fund’s small account policy, including exceptions to the small account policy, and applicable investment minimums is described in Appendix F. The Acquired Fund has no similar small account policy.

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•	The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

Capitalization

Information concerning the capitalization of each Fund is contained in Appendix E to this Prospectus/Proxy Statement.

Reasons for the Merger and Directors’ Considerations

The Directors of the Corporation, including all Directors who are not “interested persons” (as such term is defined in the 1940 Act) thereof, based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund’s shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Directors have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

The Directors of the Corporation considered and approved the Merger at a meeting held September 27-28, 2007.

At the meeting, the Directors (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

1.	the Merger as part of Columbia Management’s overall effort to consolidate the Excelsior Funds into the Columbia family of funds;

2.	various potential shareholder benefits of the Merger;

3.	various alternatives to the Merger, including the continued operation of the Acquired Fund and certain other funds as a separate fund complex and the possible liquidation of the Acquired Fund;

4.	the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

5.	the historical performance of the Acquired Fund and the Acquiring Fund (see “Performance Information” below), although no assurances can be given that the Acquiring Fund would achieve any particular level of performance after the Merger;

6.	the investment objectives and principal investment strategies of the Funds;

7.	that holders of shares of the Acquired Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund for at least one year after the Merger;

8.	the anticipated tax-free nature of the exchange of shares in the Merger and other expected federal income tax consequences of the Merger;

9.	the potential benefits of the Merger to Columbia Management and its affiliates;

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10.	various aspects of the Merger and the Agreement and Plan of Reorganization, including the fact that the Acquired Fund is part of a Maryland corporation and the Acquiring Fund is part of a Delaware statutory trust;

11.	the fact that shareholders of the Acquired Fund are not expected to experience any substantive change in shareholder services as a result of the Merger; and

12.	that the costs associated with the Merger will be borne by the Acquired Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

The Directors also considered that the Funds have different Boards as well as different (although affiliated) investment advisers. Additionally, the Funds have different outside legal counsel. The Directors also considered, however, that many of the Funds’ service providers are identical. Both Funds have the same administrator and pricing and bookkeeping agent (Columbia Management), distributor (Columbia Management Distributors, Inc.), transfer agent (Columbia Management Services, Inc.), custodian and fund accountant (State Street Bank and Trust Company).

If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund’s assets with those of the Acquiring Fund, resulting in a combined portfolio that is significantly larger than the Acquired Fund’s portfolio. Larger mutual funds typically have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

Columbia Management also believes that the Merger helps eliminate overlapping products within the Columbia Funds family. The Acquired Fund and the Acquiring Fund are both money market funds that invest primarily in high-quality U.S. Government obligations. Columbia Management believes that streamlining the Columbia Funds family’s product offerings in a particular asset segment will help to minimize investor confusion.

Regulatory Matters

Columbia Management and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a cease-and-desist order by the SEC (the “SEC Order”) on matters relating to mutual fund trading. The SEC Order and the NYAG Settlement are referred to collectively as the “Settlements.” In connection with Columbia Management providing services to the Columbia Fund, the Board of Trustees of such Fund has agreed to conform to certain governance requirements, including the election of an independent board chair. Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay disgorgement and civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant and independent fee consultant. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce management fees for certain of the funds in the Columbia family of mutual funds and other mutual funds through November 30, 2009 and to make certain disclosures to investors relating to expenses. Please see Appendix F for more information.

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Performance Information

The bar charts below show the percentage gain or loss in each calendar year (before taxes) for the 10-year period ended December 31, 2007 for the Acquired Fund’s Shares Class and for the calendar years since the Acquiring Fund’s inception for the Acquiring Fund’s Capital Class. The Acquiring Fund’s Trust Class is a new class and thus has no performance history. The annual returns for the Acquiring Fund’s Trust Class and Capital Class would be substantially similar because both classes invest in the same portfolio of securities. The annual returns would differ only to the extent that the classes do not have the same expenses. The Acquiring Fund’s performance for periods prior to November 21, 2005 represents the performance of the Galaxy Institutional Money Market Fund’s Institutional shares. The Acquiring Fund’s Trust Class is a new class and thus has no performance history. The average annual total returns shown are for the Acquiring Fund’s Capital Class. On November 21, 2005, the Galaxy Institutional Government Money Market Fund’s Institutional shares were reorganized into the Acquiring Fund’s Capital Class shares. For periods prior to November 21, 2005, the performance of the Acquiring Fund’s Capital Class shares represents that of the Galaxy Institutional Government Money Market Fund’s Institutional shares.

The bar charts should give a shareholder a general idea of how the Acquired Fund’s and the Acquiring Fund’s returns have varied from year to year. The bar charts include the effect of Fund expenses. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reduction arrangements may be discontinued at any time after the end of their contract period. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

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Additional discussion of the manner of calculating total return is contained in each Fund’s Prospectus and Statement of Additional Information.

Government Money Fund

(Acquired Fund)

For periods shown in bar chart:

Best quarter: 4th quarter 2000, 1.54%

Worst quarter: 2nd quarter 2005, 0.14%

Columbia Government Plus Reserves

(Acquiring Fund)

For periods shown in bar chart:

Best quarter: 4th quarter of 2000, 1.61%

Worst quarter: 2nd quarter of 2004, 0.23%

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The following tables list the average annual total return for the Acquired Fund’s Shares Class and the Acquiring Fund’s Capital Class for the one-year, five-year and ten-year periods ended December 31, 2007. These tables are intended to provide a shareholder with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. For the Funds’ current yield, call 1-800-708-7953.

Government Money Fund

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years
Shares Class Shares	4.63%	2.69%	3.42%

Columbia Government Plus Reserves

Average Annual Total Returns — For Periods Ended December 31, 2007

	1 Year	5 Years	10 Years*
Capital Class Shares	5.11%	3.05%	3.73%

*	The Acquiring Fund’s Trust Class is a new class and thus has no performance history. The average annual total returns shown are for the Acquiring Fund’s Capital Class. On November 21, 2005, the Galaxy Institutional Government Money Market Fund’s Institutional shares were reorganized into the Acquiring Fund’s Capital Class shares. For periods prior to November 21, 2005, the performance of the Acquiring Fund’s Capital Class shares represents that of the Galaxy Institutional Government Money Market Fund’s Institutional shares.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Merger. It does not address any state, local or foreign tax consequences. A Fund shareholder’s tax treatment may vary depending on its particular situation. A Fund shareholder also may be subject to special rules not discussed below if it is a certain kind of Fund shareholder, including but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a person who holds Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Fund shares as a capital asset at the time of the Merger; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Merger is intended to be a tax-free reorganization for federal income tax purposes. Morrison & Foerster LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, current administrative rules and court decisions, all of which are subject to change (including changes with retroactive effect), generally for federal income tax purposes:

•

the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

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•

under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

•

under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

•

under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

•

under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the Merger;

•

under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•

under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

•	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets; and

•

under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryforwards of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryforward (and of capital loss carryforwards of the Acquiring Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code.

The opinion will be based on the continuing accuracy and completeness of certain factual representations made by each party, including certifications made by officers of the Acquired Fund, the Acquiring Fund, the Corporation and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its net tax-exempt investment income, net investment company taxable income (computed without regard to the deduction for dividends paid), and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

A portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such

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portfolio assets are sold and the Acquired Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

Required Vote for Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Acquired Fund’s voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

III.    GENERAL

Voting Information

The Directors are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on March 14, 2008, at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about February 8, 2008.

Information about Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily through the mailing of this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Bank of America Corporation and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $569.

Voting Process. Shareholders can vote in any one of the following ways:

a.	By mail, by filling out and returning the enclosed Proxy Card;

b.	By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

c.	In person at the Meeting.

Shareholders who owned shares on the record date, December 21, 2007, are entitled to vote at the Meeting and at any adjournment of the Meeting. Each whole share of the Acquired Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. If a shareholder

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chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer’s name must match exactly the name that appears on the Proxy Card.

Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the proposal. A shareholder can revoke a proxy prior to or at the Meeting by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers or inspectors of election for the Meeting (the “Tellers”). A majority of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the proposal. “Broker non-votes” are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

Underwriter Address. The address of the Funds’ principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

Share Ownership. Appendix D to this Prospectus/Proxy Statement lists the total number of shares outstanding as of December 21, 2007 of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Directors of the Acquired Fund and their shareholdings in the Acquired Fund.

Adjournments; Other Business. If quorum is not present at the Meeting, or if the Acquired Fund has not received enough votes by the time of the Meeting to approve the proposal, the persons named as proxies or shareholders present at the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares voted on the matter, but, for purposes of adjournment only, any number of shares present at the Meeting or represented by proxy constitutes a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except when the Secretary of the Acquired Fund has previously received written instructions to the contrary from the shareholder entitled to vote the shares.

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Appendix A — Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of                     , 2008, is by and among [Excelsior Funds Registrant] (the “Acquired Trust”), on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an “Acquired Fund”), [Columbia Funds Registrant] (the “Acquiring Trust”), on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an “Acquiring Fund”), and Columbia Management Advisors, LLC (“Columbia”).

This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the “Acquisition Shares”), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

1.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

(b)	Each Acquiring Fund will assume all of the corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the “Obligations”), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

(c)	Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

A-1

1.2.	The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”) and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Trust’s current and former trustee/directors and officers, acting in their capacities as such, under the Acquired Trust’s organizational documents as in effect as of the date of this Agreement or under any other agreement of the Acquired Fund shall survive the reorganization as obligations of the Acquiring Trust, on behalf of the Acquiring Fund, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust, on behalf of the Acquiring Fund, its successors or assigns.

1.3.	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund’s shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

1.4.	With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5.	As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under [ ] law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2.	VALUATION.

2.1.

For the purpose of paragraph 1, the value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the corresponding Acquiring Fund’s valuation procedures, after deduction for the expenses

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of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund. The net asset value of the Acquisition Shares shall be based on the amortized cost procedures that have been adopted by the board of the Acquiring Trust. The net asset value of each Acquired Fund’s assets to be acquired by each corresponding Acquiring Fund shall be based on the amortized cost procedures that have been adopted by the board of the Acquired Trust; provided that if (i) the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0020 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund, or (ii) the board of the Acquiring Trust or the Acquired Trust determines that the consummation of the reorganization contemplated hereby would be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively, then the Acquired Trust or the Acquiring Trust shall have the right to postpone the Valuation Date and the Closing Date until the earlier of (i) the per share difference is less than $0.0015, or (ii) the Board of the Acquiring Trust or the Acquired Trust, as applicable, otherwise determines that the consummation of the reorganization contemplated hereby would not be likely to result in material dilution of the interests of shareholders of the Acquiring Fund or Acquired Fund, respectively. Columbia will notify the Acquired Trust and the Acquiring Trust, on behalf of the Acquired Fund and the Acquiring Fund, respectively, if such difference equals or exceeds $0.0015 during the thirty (30) day period prior to the Closing.

2.2.	For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.	CLOSING AND CLOSING DATE.

3.1.	The Closing Date shall be on [INSERT DATE], or on such other date as the parties may agree. The Closing shall be held at Columbia’s offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

3.2.

The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the “Custodian”), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of

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currency or certified or official bank checks, payable to the order of “State Street Bank and Trust Company, custodian for [Acquiring Fund]”.

3.3.	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

3.4.	At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund’s shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund’s shareholders as provided in paragraph 1.3.

3.5.	At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4.	REPRESENTATIONS AND WARRANTIES.

4.1.	Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] that is duly organized, validly existing and in good standing under the laws of the State of [Delaware/Maryland];

(b)	The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the [Declaration of Trust/Articles of Incorporation] of the Acquired Trust and the 1940 Act;

(c)	The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease

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or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(e)	To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund’s most recently completed fiscal year;

(g)	Since the last day of the Acquired Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(h)

As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns

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and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof, except for amounts that alone and in the aggregate would not reasonably be expected to have a material adverse effect. All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund’s knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(i)	The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(j)	Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund’s then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”)) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(k)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

(l)	The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)	The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund’s shareholders as provided in paragraph 1.3;

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(n)	The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

(o)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(p)	At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

(q)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary based on information provided by the corresponding Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(r)	No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

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4.2.	Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] that is duly organized, validly existing and in good standing under the laws of [the State of Delaware/The Commonwealth of Massachusetts];

(b)	The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

(c)	The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

(d)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)	The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)	To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most

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recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)	Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i)	As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)	The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(k)

Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into,

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any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

(l)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)	The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)	The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.	COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

5.1.	Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

5.2.	Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.

In connection with each Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the “Registration Statement”), which the corresponding Acquiring Fund will prepare and file for registration

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under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4.	The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5.	Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

5.6.	Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7.	Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.	The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2.	The Acquired Fund shall have received a favorable opinion of [ ], dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

(a)	The Acquiring Trust is a [Delaware statutory trust/Massachusetts business trust] duly organized and validly existing under the laws of [the State of Delaware/The Commonwealth of Massachusetts] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Acquiring Trust;

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(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

(d)	The Acquisition Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(e)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund’s organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

(f)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or “Blue Sky” laws or such as have been obtained;

(g)	Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(i)

To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to

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or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

6.3.	For the period beginning at the Closing Date and ending not less than six years thereafter, Columbia, its successors and assigns, shall provide, or cause to be provided, liability coverage at least comparable to the liability coverage currently applicable to both former and current trustees/directors and officers of the Acquired Trust as of the date of this Agreement, covering the actions of such trustees/directors and officers of the Acquired Trust for the period they served as such. Any related costs or expenses shall be borne by the Acquired Trust.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.	The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2.	The Acquiring Fund shall have received a favorable opinion of [ ] dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)	The Acquired Trust is a [Delaware statutory trust/Maryland corporation] duly organized and validly existing under the laws of the State of [Delaware/Maryland] and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the [Declaration of Trust/Articles of Incorporation] and Bylaws of the Acquired Trust;

(b)	This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

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(c)	The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

(d)	The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund’s organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

(e)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

(f)	Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

(g)	The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

(h)	To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

7.3.	Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund’s investment company taxable income for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

7.4.	The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

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7.5.	The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.	This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

8.2.	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

8.3.	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.	The Acquired Fund shall have received a favorable opinion of [ ] satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of [ ] satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(a)	The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

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(c)	No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(e)	The holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

(f)	No gain or loss will be recognized by the Acquired Fund’s shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

(g)	The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund’s shares exchanged therefor;

(h)	The Acquired Fund shareholder’s holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund’s shares exchanged therefor were held, provided that such shareholder held the Acquired Fund’s shares as a capital asset on the date of the exchange; and

(i)	The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the corresponding Acquiring Fund, the Acquired Trust and the Acquiring Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

[                    ] will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

8.6.	At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees/directors of each Acquired Trust and the corresponding Acquiring Trust, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.	Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

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9.2.	All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated; except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund’s shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1.	Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.2, 1.3, 1.5, 5.4, 5.6, 6.3, 9, 10, 13 and 14.

11.	TERMINATION.

11.1.	This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

(c)	any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or.

(d)	the difference between the per share net asset values of an Acquired Fund and its corresponding Acquiring Fund equals or exceeds $0.0015 on the Valuation Date, as computed by using market values in accordance with the policies and procedures established by the Acquiring Fund,

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If the transactions contemplated by this Agreement have not been substantially completed by [INSERT DATE], this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

11.2.	If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.	AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders’ meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

14.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.	[For Acquiring Trust that is a Massachusetts business trust only: A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and attested by its Secretary or Assistant Secretary.

[ ]
on behalf of each Acquired Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

[ ]
on behalf of each Acquiring Fund

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

Solely for purposes of Paragraphs 2.1, 6.3 and 9.2 of the Agreement

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Acquired Fund (Share Classes)	Acquiring Fund (Share Classes)

EXHIBIT B

Authorized Capital of each Acquired Fund

Acquired Fund	Share Class	Authorized Capital

EXHIBIT C

Authorized Capital of each Acquiring Fund

Acquiring Fund	Share Class	Authorized Capital

Appendix B — Corresponding Share Classes

Acquired Fund (Share Class)	Acquiring Fund (Share Class)
Government Money Fund	Columbia Government Plus Reserves
Shares Class	Trust Class

*****

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Appendix C — Authorized Capital

Acquired Fund	Share Class	Authorized Capital
Government Money Fund	Shares Class	3,000,000,000

Acquiring Fund	Share Class	Authorized Capital
Columbia Government Plus Reserves	Trust Class	Unlimited

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Appendix D — Share Ownership

Shares of the Acquired Fund Outstanding and Entitled to Vote

The Acquired Fund’s Shares Class had the following shares outstanding as of December 21, 2007:

Class	Number of Shares Outstanding and Entitled to Vote
Shares Class	367,641,292

Ownership of Shares

As of December 21, 2007, the Corporation believes that, as a group, the Directors and officers, as the case may be, of the Acquired Fund owned less than one percent of shares of the Acquired Fund.

As of record on December 31, 2007, US Trust Technology & Support Svcs Inc. (“U.S. Trust”) was believed to possess voting power with respect to 95.62% of the outstanding shares of the Acquired Fund, and such shares could thereby be deemed to be beneficially owned by U.S. Trust as of such date. Accordingly, U.S. Trust may be considered to be a “controlling person” of the Acquired Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. U.S. Trust is organized under the laws of New Jersey. The address of U.S. Trust is 499 Washington Blvd, Jersey City, New Jersey 07310.

As of record on December 31, 2007, Bank of America, N.A. may be deemed to have “beneficially” owned 60.81% of the Acquiring Fund’s outstanding shares. Accordingly, Bank of America, N.A. may be considered to be a “controlling person” of the Acquiring Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders. Bank of America, N.A. is a national banking association organized under the laws of the United States. The address of Bank of America, N.A. is: 101 South Tryon Street, Charlotte, North Carolina 28255-0001.

Bank of America Corporation, a publicly traded financial services corporation, is the ultimate parent company of Bank of America, N.A. and U.S. Trust.

As of December 31, 2007, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

Government Money Fund

Acquired Fund

Shares Class

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger*
US Trust Technology & Support Svcs Inc. Attn Trade Support 499 Washington Blvd 7th Fl Jersey City NJ 07310-1995	364,629,705	95.62%	95.62%

*	Percentage owned assuming consummation of the Merger on December 31, 2007.

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Columbia Government Plus Reserves

Acquiring Fund

Trust Class

Name and Address of Shareholder	Number of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned	Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger*
US Trust Technology & Support Svcs Inc. Attn Trade Support 499 Washington Blvd. 7th Fl Jersey City NJ 07310-1995	0	0	95.62%

*	Percentage owned assuming consummation of the Merger on December 31, 2007.

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Appendix E — Capitalization

The following table shows on an unaudited basis the capitalization of the Government Money Fund and the Columbia Government Plus Reserves as of November 30, 2007, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Government Money Fund by the Columbia Government Plus Reserves, the capitalization of Columbia Government Plus Reserves at net asset value as of that date:

	Government Money Fund (Shares Class)	Columbia Government Plus Reserves (Trust Class)	Pro Forma Adjustments	Columbia Government Plus Reserves (Trust Class) Pro Forma Combined(1)
Net asset value	$357,950,581	$—	$357,878,379	$357,878,379
Shares outstanding	358,041,009	—	357,878,379	357,878,379
Net asset value per share	$1.00	$—		$1.00

(1)	Assumes the Merger was consummated on November 30, 2007 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Government Plus Reserves will be received by shareholders of the Government Money Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Government Plus Reserves that actually will be received on or after such date.
(2)	Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of $72,202 to be borne by Government Money Fund.
(3)	Shares Class shares of Government Money Market Fund are exchanged for Trust Class shares of Columbia Government Plus Reserves based on the net asset value per share of Columbia Government Plus Reserves’ Trust Class shares at the time of the merger.

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Appendix F — Information Applicable to the Acquiring Fund

Below is additional information regarding the Acquiring Fund. As used in this Appendix F, the term “Fund” refers to the Acquiring Fund.

BUYING, SELLING AND EXCHANGING SHARES

Share Price Determination

The price an investor pays or receives buying, selling or exchanging shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. Columbia Funds calculates the net asset value per share for Trust Class shares of the Fund at the following times each business day (unless the Fund closes early): 9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time.

The Fund’s share class calculates its NAV as follows:

(Value of assets of the share class)
– (Liabilities of the share class)
Number of outstanding shares of the class

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. Columbia Funds uses the amortized cost method, which approximates market value, to value the assets of the Fund.

Transaction Rules and Policies

Shareholders should also ask their selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

The Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. The Columbia Money Market Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early. In addition to weekends, either the Federal Reserve Bank of New York or the NYSE is closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Columbia Money Market Funds, however, may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed.

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Orders can be delivered by mail, by telephone or online. Orders for the Fund that are received in “good form” by the Fund’s transfer agent or the investor’s selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

If the investor’s order for the Fund is received by 4:00 p.m. Eastern time, the investor will receive the net asset value per share next determined after the investor’s order is received (and in the case of purchases the investor will receive that day’s dividends).

Although Columbia Funds tries to maintain a net asset value per share of $1.00 for the Fund, we cannot guarantee that we will be able to do so.

“Good Form”

An order is in “good form” if the transfer agent has all of the information and documentation it deems necessary to effect the investor’s order. For example, when the investor sells shares by letter of instruction, “good form” means that the letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities call 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution—including commercial banks such as Bank of America, credit unions and broker/dealers—that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once an investor has an account, the investor can communicate written buy, sell and exchange requests to the transfer agent at the following address: Columbia Funds, c/o Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

Telephone Transactions

An investor can place orders to buy, sell or exchange by telephone depending on how the investor completes the telephone authorization section of the account application. To place orders by telephone, an investor should call 1-800-422-3737 and have his or her taxpayer identification number (TIN) available when calling. The investor can sell up to an aggregate of $100,000 of shares by check via the telephone in any 30-day period if he or she qualifies for telephone orders.

Telephone orders may not be as secure as written orders. Columbia Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of identification

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before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once the investor has an account, he or she should contact Columbia Funds at 1-800-345-6611 (individual investors) or 1-800-353-0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The transfer agent has procedures in place to authenticate electronic orders delivered through the internet. An investor will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

An investor can sell up to an aggregate of $100,000 of shares through the internet in any 30-day period if he or she qualifies for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify an investor’s identity when he or she opens an account. This information may include the investor’s name, address, date of birth (for individuals), and taxpayer or other government issued identification. If the investor fails to provide the requested information, the Fund may need to delay the date of the purchase or may be unable to open the account, which may result in a return of investment monies. In addition, if the Fund is unable to verify an investor’s identity after an account is open, the Fund reserves the right to close the account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Account Balance Penalties

Columbia Funds may sell an investor’s Trust Class shares if the value of the Trust Class shares account falls below $1,000 (other than as a result of depreciation of share value). Alternatively, the Trust Class shares account may be subject to an annual fee of $10. The transfer agent will send the investor written notification of such action and provide details on how the investor can add money to the account to avoid this penalty.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

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Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the Fund is designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares and the Fund do not accommodate frequent trading.

Except as expressly described in this Appendix (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. Columbia Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, Columbia Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Financial Intermediary Compensation

The Distributor and other Bank of America affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Columbia Funds. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.35% (and 0.03% and 0.12% with regard to the Columbia Money Market Funds) on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Columbia Money Market Funds) attributable to the intermediary.

The Distributor and other Bank of America affiliates may make payments in larger amounts or on a basis other than those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

The Distributor and other Bank of America affiliates may also make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a

F-4

service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

The Board has authorized the Fund to reimburse the Transfer Agent for amounts paid to financial intermediaries that maintain assets in omnibus accounts, subject to an annual cap of 0.15% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or other Bank of America affiliates. The Distributor and other Bank of America affiliates may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

Amounts paid by the Distributor and other Bank of America affiliates are paid out of the Distributor’s and other Bank of America affiliates’ own resources and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor and other Bank of America affiliates and the services provided by financial intermediaries as well as a list of the intermediaries to which the Distributor and other Bank of America affiliates have agreed to make marketing support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending the Fund or a particular share class over others.

Opening an Account and Placing Orders

Columbia Funds encourages investors to consult with a financial advisor who can help with investment decisions and who can help the investor open an account. Once an investor has an account, he or she can buy, sell and exchange shares by contacting his or her financial advisor or selling and/or servicing agent who will send the order to the transfer agent. As described in Buying, Selling and Exchanging Shares—Transaction Rules and Policies, once an investor has an account he or she can also communicate orders directly to the transfer agent by mail, by telephone or online.

BUYING SHARES

Eligible Investors

Trust Class shares are available to certain financial institutions and intermediaries (for their own accounts, and for certain client accounts for which they act as fiduciary, agent or custodian), including Bank of America and its affiliates; certain other financial institutions and intermediaries, including financial planners and investment advisors; institutional investors; charitable foundations; endowments; and other Columbia Funds in the Columbia Funds Family.

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Minimum Initial Investments

The minimum initial investment for Trust Class shares is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Trust Class shares.

Minimum Additional Investments

There is no minimum additional investment for Trust Class shares.

Wire Purchases

An investor may buy Trust Class shares of the Fund by wiring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 1-800-422-3737. For purchases via Fedwire, Columbia Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the transfer agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the transfer agent does not receive payment in cleared funds before this time, the investor will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal fund rate. We have the right to sell all or part of an investor’s holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

An investor may buy Trust Class shares of the Fund by electronically transferring money from the investor’s bank account to the investor’s Fund account by calling the transfer agent at 1-800-422-3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” The investor must set up this feature by contacting the transfer agent prior to his or her request.

Other Purchase Rules Investors Should Know

•	Trust Class shares are generally purchased at net asset value per share.

•	Selling and/or servicing agents are responsible for sending buy orders to the transfer agent and ensuring that we receive an investor’s money on time.

•	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

SELLING SHARES

When an investor sells shares, the Fund is effectively buying them back from the investor. This is called a redemption.

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Wire Redemptions

An investor may request that Trust Class shares sale proceeds be wired to the investor’s bank account by calling the transfer agent at 1-800-422-3737. The investor must set up this feature prior to the request. The receiving bank may charge an additional fee. The transfer agent may waive the fee for certain accounts.

Electronic Funds Transfer

An investor may sell Trust Class shares of the Fund and request that the proceeds be electronically transferred to the investor’s bank account by calling the transfer agent at 1-800-422-3737. It may take up to three business days for the sale proceeds to be received by the bank. The investor must set up this feature by contacting the transfer agent prior to the request.

Checkwriting Service

You can withdraw money from the Fund using Columbia Funds’ free checkwriting service. Contact your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. Columbia Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules Investors Should Know

•

If an investor sells shares directly through Columbia Funds, we will normally send the sale proceeds by mail or electronically transfer them to the investor’s bank account within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•

If an investor sells shares through a selling agent, Columbia Funds will normally send the sale proceeds by Fedwire within three business days after the transfer agent or the investor’s selling and/or servicing agent receives the order in “good form.”

•	If an investor paid for shares by check, Columbia Funds will hold the sale proceeds when the investor sells those shares for up to 10 days after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•

Columbia Funds can delay the payment of sale proceeds of the Fund for one day, or longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Banks or under the extraordinary circumstances described in Section 22(e) of the 1940 Act, which are generally when (i) the NYSE is closed or trading is restricted, (ii) an emergency makes the disposal of securities owned by the Fund or the fair valuation of the Fund’s net assets not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of investors.

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EXCHANGING SHARES

An investor can generally sell shares of the Fund to buy shares of another Columbia Fund, in what is called an exchange. Investors should read the prospectus of, and make sure they understand the investment objective and principal investment strategies of, the Columbia Fund into which they are exchanging.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to be invested in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund. No sales charges or other charges will apply to such an exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

Other Exchange Rules Investors Should Know

•	Exchanges are made at net asset value.

•	An investor can generally make exchanges between like share classes of any Columbia Fund. Some exceptions apply.

•	The rules for buying shares of a Columbia Fund apply to exchanges into that Fund.

•	An investor may make exchanges only into a Columbia Fund that is legally offered and sold in the investor’s state of residence.

•	An investor generally may make an exchange only into a Columbia Fund that is accepting investments.

•	The Fund may change or cancel an investor’s right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless an investor’s account is part of a tax-advantaged retirement plan, an exchange is a taxable event, and the investor may realize a gain or loss for tax purposes.

DISTRIBUTIONS AND TAXES

Distributions

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its net income (interest and dividends less expenses) and net capital gains so that the Fund will not have to pay any federal income tax on undistributed income and gains. The Fund intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

•	Declarations daily

•	Distributions monthly

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The Fund may, however, declare and pay distributions of net investment income more frequently. Each time a distribution is made, the net asset value per share is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If an investor sells all of his or her shares after the record date, but before the payment date, for a distribution, the investor normally receives that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the Fund unless the investor informs us he or she wants to receive distributions in cash. Investors can do this by writing Columbia Funds at the address on the cover page of this Prospectus/Proxy Statement, or by calling us at 1-800-708-7953 (individual investors) or 1-800-353-0828 (institutional investors).

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive your distributions by check and the check is returned as undeliverable, that distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Unless an investor is investing through a tax-deferred retirement account (such as an IRA), the investor should consider avoiding buying Fund shares shortly before the Fund makes a distribution, because doing so can cost the investor money in taxes because the investor will, in effect, receive part of the purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” investors should check the Fund’s distribution schedule above before investing.

Similarly, if an investor buys shares of the Fund when it holds securities with unrealized capital gain, the investor will, in effect, receive part of his or her purchase price back if and when the Fund sells those securities and distributes the realized gain. This distribution is also subject to tax. However, the Fund does not expect to have material amounts of unrealized capital gain. If Fund shares are bought when it has capital loss carryforwards, the Fund may be able to use such carryforwards to offset future capital gains realized by the Fund that otherwise would have been distributed to shareholders, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

Taxes

The Fund will send investors a statement each year showing how much they have received in distributions in the prior year and the distributions’ character for federal income tax purposes.

In addition, investors should be aware of the following:

•

The Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to shareholders.

•	Distributions are usually taxable to shareholders when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

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•

Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to shareholders as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to shareholders as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long shareholders have owned their shares.

•

For taxable years beginning on or before December 31, 2010, if a shareholder is an individual and meets certain holding period and other requirements for his or her Fund shares, a portion of his or her distributions may be treated as “qualified dividend income.” Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain and qualified dividend income is 15%.

•

As long as the Fund continually maintains a $1.00 net asset value per share, shareholders ordinarily will not recognize a taxable gain or loss on the redemption or exchange of their shares of the Fund.

•

The Fund is required by federal law to withhold tax on any taxable distributions and sale proceeds paid to shareholders (including amounts paid to shareholders in securities and amounts deemed to be paid to shareholders upon an exchange of shares) if: a shareholder has not provided a correct taxpayer identification number (TIN) or has not certified to the Fund that withholding does not apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on a shareholder’s account is incorrect according to its records; or the IRS informs the Fund that the shareholder is otherwise subject to backup withholding.

MANAGEMENT OF THE FUND

Investment Advisor

Columbia Management, located at 100 Federal Street, Boston, MA 02110, is the Fund’s investment advisor and serves as investment advisor to over 100 Columbia Funds mutual fund portfolios. As of December 31, 2007, Columbia Management had assets under management of approximately $370.2 billion. Columbia Management is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment advisor to mutual funds, Columbia Management acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, Columbia Management manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although Columbia Management is responsible for the investment management of the Fund, Columbia Management may delegate certain of its duties to one or more investment sub-advisors. Columbia Management may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

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Effective January 1, 2008, the Fund pays an investment advisory fee of 0.18% on the Fund’s average daily net assets based on Assets (as defined below) of up to $175 billion; an investment advisory fee of 0.13% on the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% on the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the average daily net assets of Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund.

Columbia Management has contractually agreed to limit through December 31, 2009 combined advisory and administrative fees to an annual rate of 0.16% of average net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with Columbia Management is available in the Fund’s semi-annual report to shareholders for the semi-annual period ended February 28, 2007.

Sub-Advisor(s)

Columbia Management may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. Columbia Management retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, Columbia Management may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. Columbia Funds have applied for relief from the SEC to permit the Fund to act on many of Columbia Management recommendations with approval only by the Board and not by Fund shareholders. Columbia Management or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until Columbia Management and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Administrator

Columbia Management, as the Fund’s administrator, is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. Effective January 1, 2008, the Fund pays an administration fee of 0.067% on the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; and an administration fee of 0.02% on the Fund’s average daily net assets based on Assets of greater than $125 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the average daily net assets of Columbia

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California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax Exempt-Reserves, Columbia Tax-Exempt Reserves, Columbia Treasury Reserves, Columbia Government Plus Reserves and Columbia Prime Reserves and each of the following Excelsior Funds: Government Money Fund, Money Fund, New York Tax-Exempt Money Fund, Tax-Exempt Money Fund and Treasury Money Fund.

Columbia Management has contractually agreed to limit through December 31, 2009 combined advisory and administrative fees to an annual rate of 0.19% of average net assets.

Distributor

Shares of the Fund are distributed by Columbia Management Distributors, Inc., which is located at One Financial Center, Boston, MA 02111. The distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities for selling shares and providing services to investors.

Transfer Agent

Columbia Management Services, Inc., located at One Financial Center, Boston, MA 02111, is the Fund’s transfer agent. The transfer agent is a registered transfer agent and an indirect, wholly owned subsidiary of Bank of America. The transfer agent’s responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service. The Fund pays the transfer agent monthly fees on a per-account basis. Fees paid to the transfer agent include reimbursements for certain out-of-pocket expenses and sub-transfer agency fees paid by the transfer agent on the Fund’s behalf.

CERTAIN CONFLICTS OF INTEREST

As described in Management of the Fund, the advisor, administrator, distributor and transfer agent, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates also may provide other services to the Fund and be compensated for them.

The advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates, may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

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Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

•	Compensation and other benefits received by Columbia Management and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

•	The allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	Separate and potentially divergent management of the Fund and other funds and accounts advised/managed by Columbia Management and other Bank of America affiliates;

•	Regulatory and other investment restrictions on investment activities of the advisor and other Bank of America affiliates and accounts advised/managed by them;

•	Lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

•	Regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the advisor and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other Columbia Funds as investment options.

For example:

•

The Columbia Funds are available as investments in connection with brokerage and other securities products offered by Banc of America Investment Services, Inc., an affiliated retail broker/dealer of Bank of America;

•

The Columbia Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as certain Columbia Funds structured as “funds of funds;” and

•	The Columbia Money Market Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the Columbia Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which investors should be aware. These conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

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CERTAIN LEGAL MATTERS

On February 9, 2005, Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (“BACAP Distributors,” now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the “SEC”) (the “SEC Order”) on matters relating to mutual fund trading. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC’s website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC (“BAS”) agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. (now merged into Columbia Management Advisors, LLC) and Columbia Funds Distributors, Inc. (now merged into Columbia Management Distributors, Inc.), the investment advisor to and distributor of the funds then known as the Columbia Funds, respectively, to reduce the management fees of Columbia Funds, including the Nations Funds that are now known as Columbia Funds, and other mutual funds, collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Boards of the Nations Funds now known as Columbia Funds have an independent Chairman, are comprised of at least 75% independent trustees and have engaged an independent consultant with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, the $375 million in settlement amounts described above, of which less than $90 million has been earmarked for seventeen of the Nations Funds that are now known as Columbia Funds and their shareholders, will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust

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against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action — Mehta v AIG SunAmerica Life Assurance Company — involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal has been appealed to the United States Court of Appeals for the Fourth Circuit.

Separately, a putative class action (Reinke v. Bank of America, N.A., et al.) was filed against Nations Funds Trust (now known as Columbia Funds Series Trust) and others on December 16, 2004, in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. The Court granted Nations Funds Trust’s motion to dismiss this action on December 16, 2005. No appeal was filed. On December 28, 2005, the same plaintiff’s attorneys filed another putative class action asserting the same claims (Siepel v. Bank of America, N.A., et al.) against Columbia Funds Series Trust (as successor to Nations Funds Trust) and others in the United States District Court for the Eastern District of Missouri. The Court granted Columbia Funds Series Trust’s motion to dismiss this action on December 27, 2006. The plaintiffs have appealed the decision dismissing this action to the United States Court of Appeals for the Eighth Circuit. That appeal is pending. On February 22, 2006, another putative class action asserting the same claims (Luleff v. Bank of America, N.A. et al.) was filed in the United States District Court for the Southern District of New York against Columbia Funds Series Trust, William Carmichael and others. The plaintiffs voluntarily dismissed this case against Columbia Funds Series Trust and William Carmichael on October 25, 2006. Bank of America, N.A. and Bank of America Corporation are still defendants in the case, pending a ruling on their motion to dismiss.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund’s returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in the Acquiring

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Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Acquiring Fund, which is the same as the pro forma annual expense ratio stated in the Annual Fund Operating Expenses tables, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. A shareholder’s actual costs may be higher or lower.

Maximum Sales Charge 0.00%		Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees & Expenses	Pro Forma Annual Expense Ratio*	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses**
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.39%	9.53%	$10,952.67	$41.77
3	15.76%	0.39%	14.58%	$11,457.58	$43.70
4	21.55%	0.39%	19.86%	$11,985.78	$45.71
5	27.63%	0.39%	25.38%	$12,538.32	$47.82
6	34.01%	0.39%	31.16%	$13,116.34	$50.03
7	40.71%	0.39%	37.21%	$13,721.00	$52.33
8	47.75%	0.39%	43.54%	$14,353.54	$54.75
9	55.13%	0.39%	50.15%	$15,015.24	$57.27
10	62.89%	0.39%	57.07%	$15,707.44	$59.91
Total Gain After Fees & Expenses				$5,707.44

Total Annual Fees & Expenses					$484.00

*	The figures in the table above are those of the Acquiring Fund on a pro forma combined basis after giving effect to the Merger. The annual expense ratio shown is the pro forma operating expense ratio of the Fund assuming the consummation of the Merger.
**	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

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Appendix G — Financial Highlights for the Acquiring Fund

The Acquiring Fund’s Trust Class is a new class and thus has no financial history of its own.

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Appendix H — Comparison of Organizational Documents

	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)

Shareholder Voting Rights	The Corporation’s Articles of Incorporation provide that shareholders have the right to vote on any matter submitted to a vote of stockholders. The By-Laws specifically provide that shareholders have the right to elect directors. Although not specifically stated in the Articles, Corporation shareholders have the right to vote on all matters required by the 1940 Act, including advisory agreements.	The Trust’s Declaration of Trust provides that shareholders have the right to vote on issues as required by the 1940 Act, including 1) to elect trustees, 2) to approve investment advisory agreements and principal underwriting agreements, 3) to approve a change in sub-classification, 4) to approve any change in fundamental investment policies, 5) to approve a distribution plan under Rule 12b-1, and 6) to terminate the Trust’s independent public accountant.

Shareholder Meetings	The Corporation’s By-Laws provide that special meetings of the shareholders may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of a majority of the Board or at the request in writing of stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at such meeting.	The Trust’s Declaration of Trust provides that shareholders have the right to call special meetings only to the extent the SEC staff takes the position by rule, interpretive letter or public release that they are entitled to do so. Otherwise, only the Board, its Chairman or the President of the Trust may call shareholder meetings.

Quorum for Shareholder Meetings	The Corporation’s By-Laws state that a quorum is met when at least a majority of the shares entitled to vote are present.	A quorum is met when 33 1/3% of the shares entitled to vote are present.

Required Shareholder Vote	Except when a larger vote is required by law or the Articles, the Corporation’s By-Laws state that a majority of all the votes	Except when a larger vote is required by law or the Declaration of Trust, a majority of shares voted will decide all

	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
	cast will decide all matters. Where a matter is to be voted by an individual class or series, then a majority of all the votes cast for that class or series will decide that matter insofar as that class or series is concerned.	matters, except that a plurality shall elect a Trustee.

Notice to Shareholders	The Corporation’s By-Laws state that notice of shareholder meetings must be sent to shareholders not less than 10 days prior to the meeting.	Notice of shareholder meetings must be sent to shareholders not less than 7 days prior to the meeting.

Manner of Voting	Shares may be voted in person or by proxy.	Shares may be voted in person or by proxy. The Trust limits this right where a proposal by anyone other than the officers or Trustees is submitted for a vote of shareholders or where there is a proxy contest opposing a proposal of the officers or Trustees. In those cases, shares may be voted only in person or by written proxy unless the Trustees specifically authorize other means of transmission.

Amendment to the Articles of Incorporation/ Declaration of Trust	The Corporation’s Articles provide that the Corporation can make amendments to its Articles which are now or hereafter authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification or otherwise, but no amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment is authorized by not less than a majority vote of the shares entitled to be cast thereon.	The Trustees can amend the Declaration of Trust without shareholder approval.

	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Termination of the Fund, Series or Class	The Corporation’s Articles do not specifically provide for the termination of the Corporation. However, the Directors may sell and convert the assets of any class of the Corporation to money and the Corporation may then redeem all of the outstanding shares of such class at the net asset value without shareholder approval unless shareholder approval is required by law.	The Trust and any series thereof may be terminated at any time by the Board with written notice to shareholders. To the extent the 1940 Act expressly allows shareholders the power to vote on such terminations, the Trust or any series thereof may be terminated by a vote of a majority of shares entitled to vote.

Merger, Consolidation or Conversion	The Corporation’s Articles permit the Directors to sell and convey the assets of a class of the Corporation to another entity without shareholder approval unless shareholder approval is required by law. The Corporation’s Articles further permit the Directors to combine the assets belonging to a class with the assets belonging to any one or more other classes without shareholder approval (unless shareholder approval is required by law) if the Directors reasonably determine that such combination will not have a material adverse effect on the shareholders of any class participating in such combination.	The Trustees have the power to cause the Trust or any series to be merged or consolidated with another trust or company. The Board may accomplish such merger or consolidation without the vote of shareholders, unless such shareholder vote is required by law. The Trustees are expressly granted the right to convert to a feeder fund in a master-feeder structure without shareholder approval.

Committees	The Corporation does not have mandatory committees, but the Board may appoint from among its members an executive and other committees of the Board composed of two or more directors. To the extent permitted by law, the	The Trust has two standing committees created in its Declaration of Trust that may not be abolished: the Audit Committee and the Nominating Committee. Otherwise, the Board of the Trust may form or abolish other committees.

	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Board may delegate to any such committee or committees any of the powers of the Board in the management of the business, affairs and property of the Corporation.

Removal of Directors/ Trustees	The Corporation’s By-Laws provide that Directors may be removed, with or without cause, at any meeting of the stockholders called for that purpose by a majority vote.	Trustees may be removed with or without cause at any time by a written instrument signed by at least 2/3 of the other Trustees. Additionally, if required by Section 16(c) of the 1940 Act, a Trustee may be removed at a shareholders meeting by a vote of at least 2/ 3 of the outstanding shares.

Director/ Trustee Liability and Indemnification

The Corporation’s Articles state that no provision of the Articles shall protect or purport to protect any director against any liability to the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Corporation’s Articles state that each director of the Corporation shall be indemnified by the Corporation to the full extent permitted under the 1940 Act and applicable state the Corporation law, now or hereafter in force, including advance of related expenses.

The Corporation’s By-Laws state that Directors will be indemnified to the full extent permissible under the General

Trustees will be liable to the Trust by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office.

Trustees will also not be indemnified 1) with respect to any matters where the Trustee is judged to be liable on the basis that a personal benefit was improperly received, whether or not the benefit resulted from action taken in that Trustee’s official capacity, 2) with respect to any matter where the Trustee is judged to be liable in the performance of his duty to the Trust unless the adjudicator determines that the Trustee was not liable as the result of conduct in (1) above and that the Trustee is fairly entitled to indemnification, and 3) with respect to amounts paid to settle or dispose of an action

	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
	Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act, except that such indemnity shall not protect any such person against any liability to the Corporation to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the indemnification of the Corporation’s Directors in a manner similar to the corresponding provisions in the Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding mutual fund director indemnification.	with or without court approval unless a) approved by a majority vote of a quorum of Trustees who are not parties and are disinterested persons, or b) a written opinion of counsel is obtained.

Advancement of Expenses Incurred in Defending Directors/ Trustees	The Corporation’s By-Laws provide that Directors are entitled to advances from the Corporation for payment of the reasonable expenses incurred by them in connection with proceedings to which the Director is a party in the manner and to the full extent permissible under the General Laws of the State of Maryland, the Securities Act of 1933 and the 1940 Act. Similar to the above, inclusion of the language “to the full extent permissible under the 1940 Act” has the effect of limiting the advancement of expenses in a manner similar to the corresponding provisions in the	Trustees can be advanced expenses upon a written agreement whereby the Trustee agrees to repay the amount advanced if he is found not to be entitled to indemnification so long as 1) the Trustee posts security for the undertaking, 2) the Trust has insurance for losses arising by reason of lawful advances or 3) a majority of a quorum of disinterested Trustees, or independent legal counsel, determine that the Trustee will ultimately be found entitled to indemnification.

	Excelsior Funds, Inc. (Corporation)	Columbia Funds Series Trust (Trust)
Trust’s Declaration of Trust, which generally are a recital of the SEC’s current position regarding advancement of expenses to mutual fund directors.

Shareholder Liability

Although not explicitly stated in its Articles, shareholders of the Corporation would have the same limitation of personal liability as is extended to shareholders of other corporations incorporated in the State of Maryland. Generally, a corporation is regarded as a separate legal entity from its shareholders. Consequently, its shareholders are ordinarily insulated from liability for the debts of the corporation absent fraud or clear disregard for the corporate structure. For example, courts will look through the corporation to a shareholder when such shareholder is using the corporate entity as a shield for the perpetration of a fraud against a third party.

Although not explicitly stated in the Declaration of Trust, shareholders of the Trust are protected from liability under the Delaware Statutory Act, which provides that shareholders of a Delaware statutory trust shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. See the discussion under Corporation with respect to the liability of corporate shareholders.

If any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating solely to his being or having been a shareholder, and not because of his acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

Distributions	Directors may declare from time to time, at their sole discretion, dividends and distributions in stock or in cash or both.	Trustees are not required to pay distributions, although such distributions are typically paid in order to ensure qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.

EXC-51/149036-0208

COLUMBIA FUNDS SERIES TRUST

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed merger (the “Merger”) of Short-Term Government Securities Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc. (the “Corporation”), into Columbia Short Term Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”). This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 16, 2008 (the “Prospectus/Proxy Statement”), which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor of the Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Trust at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-866-233-2079.

Incorporation of Documents by Reference

Further information about the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated July 1, 2007, as supplemented.

The audited financial statements and related Report of Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2007 for the Acquired Fund and for the fiscal year ended March 31, 2007 for the Acquiring Fund are incorporated herein by reference. The unaudited financial statements for the semi-annual period ended September 30, 2007 for the Acquired Fund and the semi-annual period ended September 30, 2007 for the Acquiring Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

Additional Information about the Acquiring Fund

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated August 1, 2007, as supplemented.

Financial Statements

Attached hereto as Appendix B are the pro forma financial statements in connection with the Merger.

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In the Statement of Additional Information attached hereto as Appendix A, the following information replaces the table entitled “Independent Trustee Ownership for the Calendar Year Ended December 31, 2006” under the section entitled “FUND GOVERNANCE; Beneficial Equity Ownership”:

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio –A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

William P. Carmichael	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

Minor M. Shaw	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

R. Glenn Hilliard	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
William A. Hawkins	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

John J. Nagorniak	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	A

Anthony M. Santomero	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	A

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

OF THE ACQUIRING FUND

COLUMBIA FUNDS SERIES TRUST

Supplement dated January 9, 2008 to the following

Statements of Additional Information

Columbia Short Term Municipal Bond Fund

Columbia Total Return Bond Fund

Columbia Short Term Bond Fund

Corporate Bond Portfolio

Mortgage- and Asset-Backed Portfolio

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Asset Allocation Fund II

Columbia High Income Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Small Cap Growth Fund II

Columbia LifeGoal Balanced Growth Portfolio

Columbia LifeGoal Growth Portfolio

Columbia LifeGoal Income and Growth Portfolio

Columbia LifeGoal Income Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Statements of Additional Information dated August 1, 2007

(Each a “Fund” and together the “Funds.”)

Effective January 1, 2008, the Board of Trustees of Columbia Funds Series Trust (the “Trust”) elected John J. Nagorniak and Anthony M. Santomero as Trustees of the Trust.

1.	For each Statement of Additional Information, the following information is added to the table entitled “Independent Trustee Biographical Information” under the section entitled “FUND GOVERNANCE; The Board”:

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired	69	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Anthony M. Santomero (Born 1946) Trustee	Indefinite term; Trustee since January 2008	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current	69	None

2.	For each Statement of Additional Information, the following information is added to the table entitled “Independent Trustee Compensation for the Fiscal Year Ended March 31, 2007” under the section entitled “FUND GOVERNANCE; Compensation”:

Independent Trustee Compensation for the Fiscal Year Ended March 31, 2007

Name of Trustee	Aggregate Compensation from the Trust(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees
John J. Nagorniak	N/A	N/A
Anthony M. Santomero	N/A	N/A

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

3.	For each Statement of Additional Information, the following information is added to the table entitled “Independent Trustee Ownership for the Calendar Year Ended December 31, 2006” under the section entitled “FUND GOVERNANCE; Beneficial Equity Ownership”:

Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
John J. Nagorniak	A	A
Anthony M. Santomero	A	A

A-1

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Shares, Class A Shares, Class B Shares, Class C Shares and Class Z Shares

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2007

Fixed Income Funds
Corporate Bond Portfolio
Mortgage- and Asset-Backed Portfolio
Columbia Short Term Bond Fund
Columbia Total Return Bond Fund
Columbia Short Term Municipal Bond Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated August 1, 2007. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated March 31, 2007, are incorporated by reference into this SAI.

Copies of any Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

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SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator
Administrator	Columbia Management Advisors, LLC
Advisor	Columbia Management Advisors, LLC
AMEX	American Stock Exchange
BAI	Banc of America Investment Services, Inc.
BAS	Banc of America Securities LLC
Bank of America	Bank of America Corporation
BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.
Board	The Trust’s Board of Trustees
CEA	Commodity Exchange Act
CFTC	Commodity Futures Trading Commission

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended
Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

2

Glossary

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.
Custodian	State Street Bank and Trust Company
Distributor	Columbia Management Distributors, Inc.
Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor
Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association
The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

GNMA	Government National Mortgage Association
Independent Trustees	The Trustees of the Board who are not “interested persons” of the Fund as defined in the 1940 Act
Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor
IRS	United States Internal Revenue Service
LIBOR	London Interbank Offered Rate
Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations system
NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
Principal Underwriter	Columbia Management Distributors, Inc.
REIT	Real estate investment trust
RIC	A “registered investment company,” as such term is used in the Internal Revenue Code of 1986, as amended
S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).
SAI	This Statement of Additional Information
SEC	United States Securities and Exchange Commission
Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor
Short Term Bond Fund	Columbia Short Term Bond Fund
Short Term Municipal Bond Fund	Columbia Short Term Municipal Bond Fund

Total Return Bond Fund	Columbia Total Return Bond Fund
Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.
Transfer Agent	Columbia Management Services, Inc.

3

Glossary

The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates
Trustee(s)	One or more of the Board’s Trustees

4

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $347.4 billion as of March 31, 2007.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On or about that same day, the names of certain of the Funds were changed as follows: Nations Short-Term Income Fund to Columbia Short Term Bond Fund, Nations Short-Term Municipal Income Fund to Columbia Short Term Municipal Bond Fund and Nations Bond Fund to Columbia Total Return Bond Fund.

Each of the Funds in the Trust represents a separate series of the Trust and is an open-end diversified management investment company. Each of the Funds has a fiscal year end of March 31st.

5

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services - Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.	Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

2.	Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.	Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.	Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6

5.	Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.	Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.	Each Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.	Under normal circumstances, Short Term Municipal Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

7

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Permissible Fund Investments

Investment Type	Corporate Bond Portfolio	Mortgage- and Asset- Backed Portfolio	Short Term Bond Fund	Total Return Bond Fund	Short Term Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓
Derivatives	✓	✓	✓	✓	✓
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities	✓	✓	✓	✓	✓

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Permissible Fund Investments

Investment Type	Corporate Bond Portfolio	Mortgage- and Asset- Backed Portfolio	Short Term Bond Fund	Total Return Bond Fund	Short Term Municipal Bond Fund
Participation Interests	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Stripped Securities	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓

Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

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Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other

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things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of those companies’ common stocks to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

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Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount of taxes payable by shareholders.

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A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the

13

par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and /or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index, and a type of ETF. Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

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SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time at a stated price. The specific securities or other assets delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced

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assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

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Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index (the Index). This Index is composed of forty term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The forty prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

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Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the

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case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

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If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing covered options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

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A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

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Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the

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swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and

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interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

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Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the amount of income and capital gains available to distribute to a Fund’s shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

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Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include exchange-traded funds (ETFs), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates, Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and

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comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (also known as Ginnie Mae or GNMA), the Federal National Mortgage Association (also known as Fannie Mae or FNMA), or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac or FHLMC), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment

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of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

Collateralized mortgage obligations (CMOs) are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Real estate mortgage investment conduits (REMICs) are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

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Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

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The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

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Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. The potential benefits of APS include:

•	Reduced interest rate risk: Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

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Preservation of principal: The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par; however, the reset rate may reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•	Credit quality: Most corporate APS carry an investment grade credit rating from both Moody’s and S&P; municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA).

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: Although unlikely, the preferred shares are redeemable at any time, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

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Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which adversely could affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearinghouse Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

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Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGERS are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

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Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or

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government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in committed and uncommitted lines of credit (Lines of Credit). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

As noted above under the heading About the Funds’ Investments – Exemptive Orders, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

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Short Sales

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940

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Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments – Permissible Investments and Related Risks – Money Market Instruments.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information

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generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings currently are disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately the fifth business day after such month-end.

The Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of month-end on their website, generally within 15 days after such month-end. The equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal

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securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

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Ongoing Portfolio Holdings Disclosure Arrangements

xIDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

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Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s Investors Service	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund – Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Corporate Bond Portfolio
Advisory Fee Paid	—	—	—
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	—	—	—

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Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006		Fiscal Year Ended March 31, 2005
Mortgage- and Asset-Backed Portfolio
Advisory Fee Paid	—	—		—
Amount Waived by the Advisor	—	—		—
Amount Reimbursed by the Advisor	—	—		—

Short Term Bond Fund
Advisory Fee Paid	$3,276,758	$3,600,226		$3,444,984
Amount Waived by the Advisor	—	—		$793,999
Amount Reimbursed by the Advisor	$218,450	$733,294	*	—

Total Return Bond Fund
Advisory Fee Paid	$6,637,263	$6,679,625		$7,919,056
Amount Waived by the Advisor	—	—		$13,210
Amount Reimbursed by the Advisor	—	$1,197,707	*	$1,044,185

Short Term Municipal Bond Fund
Advisory Fee Paid	$1,463,600	$2,202,184		$3,123,267
Amount Waived by the Advisor	—	—		—
Amount Reimbursed by the Advisor	$554,470	$622,983		$1,654,068

*	These fees were reimbursed by the Advisor in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, irrespective or not as to whether or not there was an independent determination of any negative impact to any Fund shareholders.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Leonard Aplet	Mortgage- and Asset-Backed Portfolio Short Term Bond Fund Total Return Bond Fund

Kevin Cronk	Total Return Bond Fund

James D’Arcy	Short Term Municipal Bond Fund

Thomas LaPointe	Total Return Bond Fund

Laura Ostrander	Total Return Bond Fund

Carl Pappo	Corporate Bond Portfolio Total Return Bond Fund

Ronald Stahl	Short Term Bond Fund

Compensation

The Advisor’s portfolio managers received their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s

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investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager	Benchmark(s)	Peer Group
Leonard Aplet	Merrill Lynch 1-3 Year Treasury Index (Short Term Bond Fund)	Lipper Short Investment Grade Debt Classification

	Lehman Aggregate Bond Index (Total Return Bond Fund)	Lipper Intermediate Investment Grade Debt Classification

	Lehman Brothers Mortgage-Backed Securities Index (Mortgage and Asset-Backed Portfolio)	N/A

Kevin Cronk	Lehman Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Classification

James D’Arcy	Merrill Lynch 1-3 Year Municipal Index	Lipper Short Municipal Debt Classification

Thomas LaPointe	Lehman Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Classification

Laura Ostrander	Lehman Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Classification

Carl Pappo	Lehman U.S. Credit Index (Corporate Bond Portfolio)	N/A

	Lehman Aggregate Bond Index (Total Return Bond Fund)	Lipper Intermediate Investment Grade Debt Classification

Ronald Stahl	Merrill Lynch 1-3 Year Treasury Index	Lipper Short Investment Grade Debt Classification

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

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Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of March 31, 2007.

Other Accounts Managed by the Portfolio Manager(s)

	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Carl Pappo(a)	3	$4.8 billion	—	—	4	$750,000
Carl Pappo(b)	3	$2.975 billion	—	—	4	$750,000
Kevin Cronk(b)	12	$6.929 billion	6	$253 million	4	$254 million
Thomas LaPointe(b)	12	$6.929 billion	6	$253 million	4	$254 million
Leonard Aplet(b)	13	$5.26 billion	8	$1.6 billion	130	$6.5 billion
Leonard Aplet(c)	12	$3.5 billion	8	$1.6 billion	130	$6.5 billion
Leonard Aplet(d)	12	$4.1 billion	8	$1.6 billion	130	$6.5 billion
James D’Arcy(e)	—	—	—	—	41	$4.937 billion
Ronald Stahl(d)	7	$663 million	6	$425 million	89	$5.0 billion
Laura Ostrander(b)	3	$2.0 billion	—	—	10	$1.497 million

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Corporate Bond Portfolio.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Total Return Bond Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than Mortgage- and Asset-Backed Portfolio.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short Term Bond Fund.
(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short Term Municipal Bond Fund.

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of March 31, 2007.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Carl Pappo(a)	—	—	—	—	—	—
Carl Pappo(b)	—	—	—	—	—	—
Kevin Cronk(b)	—	—	—	—	—	—
Leonard Aplet(b)	—	—	—	—	—	—
Leonard Aplet(c)	—	—	—	—	—	—
Leonard Aplet(d)	—	—	—	—	—	—
James D’Arcy(e)	—	—	—	—	—	—
Ronald Stahl(d)	—	—	—	—	—	—

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Other Accounts Managed by the Portfolio Manager(s) for which Compensation is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Thomas LaPointe(b)	—	—	—	—	—	—
Laura Ostrander(b)	—	—	—	—	—	—

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Corporate Bond Portfolio.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Total Return Bond Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than Mortgage- and Asset-Backed Portfolio.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short Term Bond Fund.
(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short Term Municipal Bond Fund.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the Advisor’s portfolio manager(s), as of March 31, 2007.

Portfolio Manager Ownership of the Funds as of March 31, 2007

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned

Leonard Aplet	Mortgage and Asset-Backed Portfolio	None

Leonard Aplet	Short Term Bond Fund	$100,001-$500,000(a) $1 - $10,000(b)

Leonard Aplet	Total Return Bond Fund	$1 - $10,000(a) $1 - $10,000(b)

Kevin Cronk	Total Return Bond Fund	None

James D’Arcy	Short Term Municipal Bond Fund	None

Thomas LaPointe	Total Return Bond Fund	$1 - $10,000

Laura Ostrander	Total Return Bond Fund	None

Carl Pappo	Corporate Bond Portfolio	None

Carl Pappo	Total Return Bond Fund	None

Ronald Stahl	Short Term Bond Fund	None

(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

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The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

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The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below.

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
Corporate Bond Portfolio	As mutually agreed upon by the Trust and CMA from time to time. Pursuant to a separate agreement for this Fund, an affiliate of CMA has agreed to absorb all fees and expenses incurred under the Administration Agreement.

Mortgage- and Asset-Backed Portfolio	As mutually agreed upon by the Trust and CMA from time to time. Pursuant to a separate agreement for this Fund, an affiliate of CMA has agreed to absorb all fees and expenses incurred under the Administration Agreement.

Short Term Bond Fund	0.14%

Total Return Bond Fund	0.15%

Short Term Municipal Bond Fund	0.15%

The following chart shows the administration fees paid to the Administrator for the three most recently completed fiscal periods. Prior to August 22, 2005, these fees were paid to BACAP Distributors, LLC, the former administrator for the Funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Corporate Bond Portfolio
Administration Fee Paid	—	—	—
Amount Waived/Reimbursed by the Administrator	—	—	—
Mortgage- and Asset-Backed Portfolio
Administration Fee Paid	—	—	—
Amount Waived/Reimbursed by the Administrator	—	—	—
Short Term Bond Fund
Administration Fee Paid	$1,373,210	$1,627,603	$2,243,000
Amount Waived/Reimbursed by the Administrator	$218,450	$240,015	$433,509

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Administration Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Total Return Bond Fund
Administration Fee Paid	$2,759,882	$2,885,235	$4,112,000
Amount Waived/Reimbursed by the Administrator	—	—	$510,087
Short Term Municipal Bond Fund
Administration Fee Paid	$607,744	$1,119,283	$2,119,000
Amount Waived/Reimbursed by the Administrator	—	—	$416,048

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds.

Services Provided

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, the Funds pay State Street Bank and Trust Company an annual fee of $38,000 paid monthly. In addition, the Funds pay a monthly fee based on an annualized percentage rate of average daily net assets of the Funds for the month. The aggregate fee during any years shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Funds reimburse Columbia Management Advisors, LLC for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank

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and Trust Company and to Columbia Management Advisors, LLC for the two most recently completed fiscal years. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Funds

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006*
Corporate Bond Portfolio	—	—
Mortgage- and Asset-Backed Portfolio	—	—
Short Term Bond Fund	$185,412	$63,079
Total Return Bond Fund	$251,073	$69,239
Short Term Municipal Bond Fund	$140,144	$72,626

*	These amounts were paid to Columbia Management Advisors, LLC for the period beginning December 1, 2005 and ending March 31, 2006.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the fiscal year ended March 31, 2007. During the fiscal year ended March 31, 2006, the Distributor received $6,868,017 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,868,017. During the fiscal year ended March 31, 2005, the Distributor received $11,205,844 in underwriting commissions for all Funds it serves, of which the Distributor retained $11,205,844.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

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Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Period Ended March 31, 2007
Corporate Bond Portfolio
Amount Paid

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Year Ended March 31, 2007
Class A shares	$0.00
Mortgage- and Asset-Backed Portfolio
Amount Paid
Class A shares	$0.00
Short Term Bond Fund
Amount Paid
Class A shares	$6,274.53
Amount Retained
Class A shares	$1,651.00
Class B shares	$14,354.00
Class C shares	$691.00
Total Return Bond Fund
Amount Paid
Class A shares	$7,498.67
Amount Retained
Class A shares	$1,759.00
Class B shares	$7,584.00
Class C shares	$38.00
Short Term Municipal Bond Fund
Amount Paid
Class A shares	$1,020.59
Amount Retained
Class A shares	$3,238.00
Class B shares	$0.00
Class C shares	$178.00

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     Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part IA of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part IA of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Marsico Capital Management, LLC and Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If

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the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services – Advisor and Investment Advisory Services – Portfolio Manager(s) – The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – Advisor and Investment Advisory Services – Portfolio Manager(s) – The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services,” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials) that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other

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advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such

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securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02286-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective April 1, 2006, the Funds pay the Transfer Agent an annual transfer agency fee of $17.00 per account, payable monthly. In addition, the Funds may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent, and the Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and sell orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period November 1, 2005 to March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended March 31, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended March 31, 2008.

Counsel

Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Distribution Plans

The Trust has adopted a Rule 12b-1, or a distribution plan, for Class A shares, Class B shares, Class C shares and Class R shares of the Funds that offer those classes. See Capital Stock and Other Securities for information about which Funds offer which classes of shares.

With respect to a Fund’s Class A shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Class A Distribution and Shareholder Servicing Plan and the Class A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of the Funds.

With respect to a Fund’s Class B shares, the Trust has adopted a distribution plan. The Class B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class B shares of the Funds.

With respect to a Fund’s Class C shares, the Trust has adopted a distribution plan. The Class C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class C shares of the Funds.

With respect to a Fund’s Class R shares, the Trust has adopted a distribution plan. The Class R Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide, up to 0.50% (on an annualized basis) of the average daily net asset value of the Class R shares of the Funds.

Payments under the Class A Distribution and Servicing Plan, the Class A Distribution Plan, the Class B Distribution Plan, the Class C Distribution Plan and the Class R Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

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Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

With respect to a Fund’s Class B shares and Class C shares, the Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of the Class B shares and Class C shares, respectively, of the Funds.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended March 31, 2007

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Corporate Bond Portfolio
Distribution Fee	—	—	—	—
Service Fee	—	—	—	—

Mortgage- and Asset-Backed Portfolio
Distribution Fee	—	—	—	—
Service Fee	—	—	—	—

Short Term Bond Fund
Distribution Fee	—	$179,241	$147,037	—
Service Fee	$191,394	$59,747	$49,012	—

Total Return Bond Fund
Distribution Fee	—	$70,489	$18,991	—
Service Fee	$68,893	$23,496	$6,330	—

Short Term Municipal Bond Fund
Distribution Fee	—	$6,030	$151,629	—
Service Fee	$103,435	$2,010	$50,543	—

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Expense Limitations

The Advisor (or its predecessor) and/or the Distributor has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the table below.

Administration Fee Waiver and Fund Level Expense Commitments - Period ending July 31, 2008

Fund	Expense Commitments*	Administration Fee Waiver
Short Term Bond Fund	n/a	0.02%
Total Return Bond Fund**	0.60%	n/a
Short Term Municipal Bond Fund**	0.40%	n/a

*	Waivers of investment advisory and/or administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding distribution/shareholder servicing/shareholder administration fees and the Board approved class specific account expense relating to R Shares).
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

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The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director – E.J. Boudreau & Associates (consulting), through current	79	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	79	Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; Retired	79	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003; and Non-Executive Director & Chairman – Conseco, Inc. (insurance), from September 2004 through current	79	Director – Conseco, Inc. (insurance)

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President – Micco Corporation and Mickel Investment Group	79	Board Member – Piedmont Natural Gas

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Standing Committees

The Trust has three standing committees, including the Audit Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent public accountant)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent public accountants are responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent public accountants are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested” persons (as defined in the 1940 Act). The Audit Committee met on seven occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested” persons (as defined in the 1940 Act). The Governance Committee met on three occasions during the last fiscal year.

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The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. The Investment Committee members are all not “interested” persons (as defined in the 1940 Act). The Investment Committee met on six occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended March 31, 2007

Name of Trustee	Aggregate Compensation from the Trust (a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees
Edward J. Boudreau, Jr.	$94,614	$133,100	(b)
William P. Carmichael	$109,271	$153,750	(c)
Minor M. Shaw	$93,726	$132,000	(d)
R. Glenn Hilliard	$86,013	$121,000	(e)
William A. Hawkins	$96,368	$135,600	(f)

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board, which is included in the amounts shown.
(b)	Total compensation amount includes deferred compensation payable to Mr. Boudreau in the amount of: $30,688.
(c)	Total compensation amount includes deferred compensation payable to Mr. Carmichael in the amount of: $141,792.
(d)	Total compensation amount includes deferred compensation payable to Ms. Shaw in the amount of: $60,872.
(e)	Total compensation amount includes deferred compensation payable to Mr. Hilliard in the amount of: $111,594.
(f)	Total compensation amount includes deferred compensation payable to Mr. Hawkins in the amount of: $ -.

Columbia Funds Deferred Compensation Plan

Under the terms of the Columbia Funds Deferred Compensation Plan for Eligible Trustees (the Deferred Compensation Plan), each Trustee may elect, on an annual basis, to defer all or any portion of their compensation (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Columbia Funds. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Columbia Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee’s termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his/her deferral account, the balance of the deferral account will be distributed to his/her designated beneficiary in a lump sum as soon as practicable after the Trustee’s death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his/her deferral account, the balance of the amounts credited to his/her deferral account will be distributed to his/her designated beneficiaries over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

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Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio –A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

William P. Carmichael	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

Minor M. Shaw	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

R. Glenn Hilliard	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

William A. Hawkins	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

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The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years

Christopher L. Wilson (Born 1957)	President	2004

President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005;

Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000

Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President –

Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy

Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2006	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

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Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed	Principal Occupation(s) During the Past Five Years
Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007

Assistant General Counsel, Bank of America since

March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The

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Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

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Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the types and amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds
Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Corporate Bond Portfolio	$882	$904	$0
Mortgage- and Asset-Backed Portfolio	$1,710	$429	$0
Short Term Bond Fund	$2,503	$0	$0
Total Return Bond Fund	$10,448	$8594	$0
Short Term Municipal Bond Fund	$0	$0	$0

The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended March 31, 2005, 2006 and 2007.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended March 31, 2007, no Fund directed brokerage transactions.

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Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of March 31, 2007, the Funds owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of March 31, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
Corporate Bond Portfolio	Wachovia Corporation	$2,758,165
	Citigroup, Inc.	$1,730,275
	Morgan Stanley	$1,302,519
	HSBC Bank USA	$1,242,463
	Wells Fargo & Company	$943,160
	JPMorgan Chase Capital XVIII	$865,064
	Ameriprise Financial, Inc.	$620,614
	Citicorp	$588,208
	First Union National Bank	$487,725
	Prudential Funding LLC	$403,369
	Merrill Lynch & Co.	$307,763
	Citigroup Global Markets Holdings, Inc.	$212,164
	Hartford Financial Services Group, Inc.	$32,323

Mortgage- and Asset-Backed Portfolio	N/A	N/A

Short Term Bond Fund	Citigroup, Inc.	$9,838,470
	Wells Fargo & Company	$9,041,879
	JPMorgan & Co.	$8,361,160
	Merrill Lynch & Co., Inc.	$7,860,024
	Lehman Brothers Holding, Inc.	$6,250,162
	Credit Suisse First Boston USA, Inc.	$5,968,980
	Countrywide Home Loans, Inc.	$5,863,596
	Goldman Sachs Group, Inc.	$5,553,083
	Morgan Stanley	$5,290,553
	Marshall & Ilsley Corp.	$4,936,890
	U.S. Bancorp	$4,901,190
	Mellon Funding Corp.	$3,499,595
	JPMorgan Chase & Co.	$2,425,950
	Genworth Financial Inc.	$1,997,464
	Bank of New York Co., Inc.	$955,697
	BOAMS	$937,321

Total Return Bond Fund	Wachovia Corporation	$19,361,462
	Citigroup, Inc.	$13,797,621
	Wells Fargo & Company	$12,885,207
	Morgan Stanley	$10,384,947
	First Union National Bank	$7,577,954
	Citicorp	$7,058,490
	JPMorgan Chase & Co.	$7,023,488
	Prudential Funding LLC	$6,847,158
	HSBC Bank USA	$6,450,129
	JPMorgan Chase Capital XVIII	$6,102,350
	Ameriprise Financial, Inc.	$5,132,209
	Merrill Lynch & Co.	$2,949,399
	Citigroup Global Markets Holdings, Inc.	$2,583,352
	Marshall & Ilsley Corp.	$1,313,213
	E *Trade Financial Corp.	$305,225
	La Branche & Co., Inc.	$261,600

Short Term Municipal Bond Fund	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor pay significant amounts to certain financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries varies. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of September 1, 2005, the Board has authorized the Funds to pay up to 0.11% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

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Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

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The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

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Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Nesbitt Burns

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     Summit Bank

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Shares	Class A Shares	Class B Shares	Class C Shares	Class Z Shares
Corporate Bond Portfolio	✓
Mortgage- and Asset-Backed Portfolio	✓
Short Term Bond Fund		✓	✓	✓	✓
Total Return Bond Fund		✓	✓	✓	✓
Short Term Municipal Bond Fund		✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Funds are entitled to receive any dividends or other distributions declared for the Funds. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

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Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

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•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

Investors investing all or a portion of the proceeds received in connection with the liquidation of Colonial Insured Municipal Fund may purchase Class A shares with such proceeds without paying a front-end sales charge, provided that the proceeds are invested in Class A shares of the funds within 90 days of May 25, 2007, the record date for the liquidating distribution (i.e., by August 23, 2007). To purchase Class A shares of the funds without a front-end load, investors must notify the Fund's transfer agent, Columbia Management Services, Inc., at or prior to the time of purchase, that such purchase of Class A shares of the funds represents all or a portion of the investor's proceeds received from the liquidation of Colonial Insured Municipal Fund.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

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Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Funds’ discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

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Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments,

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including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term

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“outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses for that year), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss

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in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities described above) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on

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whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a

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Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash.

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Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

All distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the

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Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of “qualified dividend income.”

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN), fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding or has underreported dividend or interest income, or if the IRS notifies a Fund that the shareholder’s

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TIN is incorrect or that the shareholder is subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008, distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the capital gain distribution and certain other conditions are met; or (iii) the Fund

87

shares on which the foreign shareholder realized gain constitute U.S. real property interests or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Special tax rules apply to distributions that a “qualified investment entity” (a “QIE”) pays to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of “U.S. real property interests” (a “USRPI Distribution”). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a “U.S. real property holding corporation” (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interest in domestically-controlled regulated investment companies and REITs). Under the code, a “U.S. real property holding corporation” is any corporation that holds (or held during the previous five-year period) USRPIs (defined as U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations”) with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period and (ii) a regulated investment company’s interests in domestically controlled U.S. REITs and, through December 31, 2007, other regulated investment companies, each a “domestically controlled qualified investment entity” that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the regulated investment company was in existence, less than 50% in value of its stock was held directly or indirectly by foreign persons.

Where a foreign shareholder has owned more than 5% of a class of shares of the Fund (to the extent it is a QIE) during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund (to the extent it is a QIE), a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a capital gain dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If the Fund is a QIE and makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a “lower-tier” REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the “lower-tier” REIT or regulated investment company.

In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a “wash sale transaction”), the foreign shareholder may be treated as having gain from the sale or exchange of a U.S. real property interest, which may be subject to the U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described above. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

88

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 29, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund / Share Class	Shareholder Account Registration	Share Balance	Percent of Class
Corporate Bond Portfolio – Shares	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	7,294,150	97.75

Mortgage- and Asset-Backed Portfolio – Shares	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	13,798,521	95.50

Total Return Bond Fund – Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	226,718	9.01

Total Return Bond Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	86,190	38.96

Total Return Bond Fund – Class C	NFS LLC FEBO BRIDGET A CARLEY 51 CARMEN RD HARRINGTON PARK NJ 07640-1851	12,086	5.46

Total Return Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	136,549,694	70.41

Total Return Bond Fund – Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE, LCC/4S BOSTON MA 02111-1724	30,742,114	15.85

Short Term Bond Fund – Class A	NFS LLC FEBO BURGESS PIGMENT CO PO BOX 349 SANDERSVILLE GA 31082-0349	535,385	6.68

Short Term Bond Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	182,734	10.82

Short Term Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	58,731,118	68.86

Short Term Bond Fund – Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL INCOME & GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE, LCC/4S BOSTON MA 02111-1724	6,255,571	7.33

Short Term Municipal Bond Fund – Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	214,055	6.74

Short Term Municipal Bond Fund – Class A	NFS LLC FEBO ELIZABETH FENTRESS GOODWIN 29 FAIRWAY LN GREENWICH CT 06830-4011	162,440	5.11

Short Term Municipal Bond Fund – Class A	NFS LLC FEBO EL CAMINO ASSC A PARTNERSHIP ATT CHARLES CARLISE 2400 E MISSOURI AVE # 7370 PHOENIX AZ 85016-3106	190,879	6.01

Short Term Municipal Bond Fund – Class B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12,239	18.50

Short Term Municipal Bond Fund – Class B	NFS LLC FEBO KATHLYN C KEOGH 7729 NEWPORT AVE NORFOLK VA 23505-2305	7,483	11.31

Short Term Municipal Bond Fund – Class B	NFS LLC FEBO THE ROSE ROTHBERG REV LI TR R ROTHBERG, SAMUEL ROTHBER TTEE 15107 INTERLACHEN DRIVE APT 820 SILVER SPRING MD 20906-5633	7,355	11.12

Short Term Municipal Bond Fund – Class B	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	3,542	5.35

Short Term Municipal Bond Fund – Class B	NFS LLC FEBO EDWIN C GLASSELL DEBORAH C GLASSELL 308 FAIRWAY DR CLARKSVILLE TN 37043-4729	6,627	10.02

Short Term Municipal Bond Fund – Class B	NFS LLC FEBO KEVIN W BARR FRANCINE BARR 4705 TRAIL WYND CT GLEN ALLEN VA 23059-2532	4,673	7.06

Short Term Municipal Bond Fund – Class B	NFS LLC FEBO DARRELL C REED MAUREEN O REED 4681 SHELBURNE RD RADFORD VA 24141-8057	4,390	6.63

Short Term Municipal Bond Fund – Class B	SIDNEY MORRIS 3605 BERMUDA RUN DR VALDOSTA GA 31605-1082	3.339	5.05

Short Term Municipal Bond Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	448,543	28.65

Short Term Municipal Bond Fund – Class C	NFS LLC FEBO SHEILA FETZER EX ESTATE OF ROBERT FETZER PO BOX 348 REDWOOD VLY CA 95470-0348	166,038	10.60

Short Term Municipal Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	34,552,587	97.39

As of June 29, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percent of Fund
Corporate Bond Portfolio	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	7,294,150	97.75%

Mortgage- and Asset-Backed Portfolio	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	13,798,521	95.50%

Short Term Bond Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	58,731,118	60.65%

Total Return Bond Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	136,549,694	69.14%

Short Term Municipal Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	34,552,587	85.77%

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APPENDIX A—DESCRIPTION OF SECURITY RATINGS

S&P

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

•	AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

•	AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

•

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

•

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

•

BB, Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

•

B, Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

•

To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the two highest ratings used by S&P for short-term municipal notes.

•	SP-1 - Indicates strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a “plus” (+) designation.

•	SP-2 - Indicates satisfactory capacity to pay principal and interest.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, however, the relative degree of safety is not as high as for issues designated A-1.

Moody’s

The following summarizes the highest six ratings used by Moody’s for corporate and municipal bonds. The first four denote investment grade securities.

•

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-1

•

A - Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•

Baa - Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

•

B - Bond rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

The following summarizes the two highest ratings used by Moody’s for short-term municipal notes and variable-rate demand obligations:

•

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•	MIG-2/VMIG-2 - Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

•

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

•

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

•

A - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

•

BBB - Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

A-2

•

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

•	F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

•	F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

•

F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

For commercial paper, Fitch uses the short-term debt ratings described above.

A-3

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) - Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

B-1

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B - Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

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III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

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4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

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•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

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CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

¡	Established governance standards and guidelines.

¡	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

¡	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

¡

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

¡

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

¡

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

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•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

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•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

¡	Whether the company has attained benefits from being publicly traded.

¡	Cash-out value

¡	Balanced interests of continuing vs. cashed-out shareholders

¡	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

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•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

¡	Credible reason exists to question:

■	The auditor’s independence, as determined by applicable regulatory requirements.

■	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

¡

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

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•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

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•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

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Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

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•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

¡	Change, without shareholder approval the domicile of the fund

¡	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

B-14

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group [2]?

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

B-15

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

            FOR

            AGAINST

            WITHHOLD

            ABSTAIN

Brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

B-16

APPENDIX B

PRO FORMA FINANCIAL STATEMENTS

Introductory Note to Pro Forma Financial Information

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Acquired Fund and the Acquiring Fund included or incorporated herein by reference in the Statement of Additional Information.

PRO-FORMA COMBINING INVESTMENT PORTFOLIO

September 30, 2007 (Unaudited)

					Short-Term		Columbia Short Term		Columbia Short Term
					Government Securities Fund		Bond Fund		Bond Fund
					Acquired Fund		Acquiring Fund		Pro Forma Combined
	Rate (%)	Maturity			Par	Market Value	Par	Market Value	Par	Market Value
CORPORATE FIXED-INCOME BONDS AND NOTES				23.8%
					$—	$—	$—	$—	$—	$—
3M Co.	5.125	11/06/09	(a)		—	—	1,850,000	1,871,782	1,850,000	1,871,782
Allstate Corp.	7.200	12/01/09			—	—	4,000,000	4,184,496	4,000,000	4,184,496
American Electric Power Co., Inc.	5.375	03/15/10			—	—	4,740,000	4,760,003	4,740,000	4,760,003
American Express Centurion Bank	4.375	07/30/09			—	—	1,000,000	988,477	1,000,000	988,477
American Express Credit Corp.	3.000	05/16/08	(a)		—	—	6,500,000	6,421,902	6,500,000	6,421,902
American International Group, Inc.	2.875	05/15/08			—	—	8,885,000	8,742,067	8,885,000	8,742,067
AT&T, Inc.	4.125	09/15/09			—	—	6,000,000	5,902,374	6,000,000	5,902,374
Bear Stearns Co. Inc.	4.550	06/23/10					4,425,000	4,310,246	4,425,000	4,310,246
Boeing Capital Corp., Ltd.	7.375	09/27/10	(a)				3,526,000	3,763,462	3,526,000	3,763,462
Capital One Bank	5.750	09/15/10			—	—	4,650,000	4,697,109	4,650,000	4,697,109
Caterpillar Financial Services Corp.	4.300	06/01/10	(a)		—	—	5,455,000	5,367,491	5,455,000	5,367,491
CIT Group, Inc.	5.500	11/30/07			—	—	4,000,000	3,990,640	4,000,000	3,990,640
Citigroup, Inc.	4.250	07/29/09			—	—	10,000,000	9,875,970	10,000,000	9,875,970
Coca-Cola Enterprises, Inc.	5.750	11/01/08			—	—	1,275,000	1,281,228	1,275,000	1,281,228
Comcast Corp.	5.850	01/15/10			—	—	2,500,000	2,539,818	2,500,000	2,539,818
Commonwealth Edison Co.	3.700	02/01/08			—	—	4,325,000	4,295,828	4,325,000	4,295,828
Countrywide Home Loans, Inc.	4.125	09/15/09			—	—	4,625,000	4,250,764	4,625,000	4,250,764
Credit Suisse First Boston USA, Inc.	4.625	01/15/08	(a)		—	—	6,000,000	5,992,590	6,000,000	5,992,590
DaimlerChrysler NA Holding Corp.	4.750	01/15/08			—	—	3,950,000	3,938,991	3,950,000	3,938,991
Deutsche Telekom International Finance BV	3.875	07/22/08	(a)		—	—	5,250,000	5,191,232	5,250,000	5,191,232
Diageo Capital PLC	3.500	11/19/07			—	—	5,000,000	4,986,885	5,000,000	4,986,885
Dominion Resources, Inc.	5.687	05/15/08	(b)		—	—	4,140,000	4,141,817	4,140,000	4,141,817
DR Horton, Inc.	4.875	01/15/10			—	—	4,775,000	4,426,731	4,775,000	4,426,731
Fifth Third Bank	4.200	02/23/10			—	—	6,275,000	6,170,252	6,275,000	6,170,252
Fred Meyer, Inc.	7.450	03/01/08			—	—	1,000,000	1,007,986	1,000,000	1,007,986
General Electric Capital Corp.	4.250	01/15/08			—	—	6,225,000	6,205,615	6,225,000	6,205,615
Genworth Financial, Inc.	4.750	06/15/09	(a)		—	—	2,010,000	1,996,376	2,010,000	1,996,376
Goldman Sachs Group, Inc.	4.500	06/15/10			—	—	5,135,000	5,061,154	5,135,000	5,061,154
HSBC Finance Corp.	6.400	06/17/08			—	—	5,725,000	5,761,526	5,725,000	5,761,526
International Business Machines Corp.	3.800	02/01/08			—	—	7,815,000	7,778,230	7,815,000	7,778,230
John Deere Capital Corp.	4.875	03/16/09					4,650,000	4,642,193	4,650,000	4,642,193
Jones Intercable, Inc.	7.625	04/15/08	(a)		—	—	1,875,000	1,897,719	1,875,000	1,897,719
JPMorgan Chase&Co.	3.800	10/02/09			—	—	2,500,000	2,448,288	2,500,000	2,448,288
JPMorgan&Co.	6.000	01/15/09			—	—	8,250,000	8,326,972	8,250,000	8,326,972
Kraft Foods, Inc.	5.625	08/11/10			—	—	3,100,000	3,149,687	3,100,000	3,149,687
Lehman Brothers Holdings, Inc.	3.950	11/10/09			—	—	4,865,000	4,751,105	4,865,000	4,751,105
Marshall&Ilsley Corp.	4.375	08/01/09			—	—	6,489,000	6,430,729	6,489,000	6,430,729
Mellon Funding Corp.	6.375	02/15/10			—	—	3,360,000	3,451,217	3,360,000	3,451,217
Merrill Lynch&Co., Inc.	4.125	01/15/09			—	—	4,500,000	4,417,439	4,500,000	4,417,439
Morgan Stanley	3.875	01/15/09			—	—	5,400,000	5,318,422	5,400,000	5,318,422
National Rural Utilities Cooperative Finance Corp.	5.750	08/28/09	(c)		—	—	4,850,000	4,905,484	4,850,000	4,905,484
Pitney Bowes Credit Corp.	5.750	08/15/08			—	—	1,525,000	1,527,268	1,525,000	1,527,268
PNC Funding Corp.	4.500	03/10/10	(c)		—	—	2,000,000	1,977,550	2,000,000	1,977,550
Regions Financial Corp.	4.500	08/08/08			—	—	2,385,000	2,365,052	2,385,000	2,365,052
Sempra Energy	4.750	05/15/09			—	—	3,810,000	3,780,050	3,810,000	3,780,050
Simon Property Group LP	4.875	03/18/10	(c)		—	—	4,350,000	4,306,013	4,350,000	4,306,013
SLM Corp.	4.000	01/15/09			—	—	4,000,000	3,855,256	4,000,000	3,855,256
Sprint Capital Corp.	6.375	05/01/09			—	—	3,750,000	3,808,350	3,750,000	3,808,350
SunTrust Banks, Inc.	4.250	10/15/09			—	—	4,225,000	4,161,908	4,225,000	4,161,908
Telecom Italia Capital SA	4.000	01/15/10			—	—	3,660,000	3,563,438	3,660,000	3,563,438
Time Warner Entertainment Co. LP	7.250	09/01/08					3,785,000	3,827,358	3,785,000	3,827,358
TransCanada Pipelines Ltd.	6.125	02/19/10			—	—	2,500,000	2,576,950	2,500,000	2,576,950
U.S. Bancorp	3.125	03/15/08			—	—	5,000,000	4,945,730	5,000,000	4,945,730
Union Pacific Corp.	3.875	02/15/09			—	—	2,825,000	2,766,895	2,825,000	2,766,895
United Technologies Corp.	6.500	06/01/09			—	—	1,000,000	1,021,038	1,000,000	1,021,038
UnitedHealth Group, Inc.	4.125	08/15/09			—	—	3,515,000	3,448,271	3,515,000	3,448,271
USX Corp.	6.850	03/01/08			—	—	5,550,000	5,584,382	5,550,000	5,584,382
Verizon Global Funding Corp.	4.000	01/15/08			—	—	5,175,000	5,155,413	5,175,000	5,155,413
Vodafone Group PLC	7.750	02/15/10			—	—	4,475,000	4,724,803	4,475,000	4,724,803
Wal-Mart Stores, Inc.	6.875	08/10/09			—	—	8,750,000	9,044,796	8,750,000	9,044,796
Washington Mutual, Inc.	4.000	01/15/09			—	—	4,600,000	4,518,028	4,600,000	4,518,028
Wells Fargo&Co.	3.120	08/15/08			—	—	5,200,000	5,098,865	5,200,000	5,098,865
Western Financial Bank	9.625	05/15/12			—	—	9,050,000	9,715,039	9,050,000	9,715,039

TOTAL CORPORATE FIXED-INCOME BONDS AND NOTES						—		281,414,750		281,414,750

MORTGAGE-BACKED SECURITIES				14.0%
					—	—	—	—	—	—
Federal Home Loan Mortgage Corp.	4.000	05/01/11			—	—	4,027,700	3,929,028	4,027,700	3,929,028
Federal Home Loan Mortgage Corp.	4.000	06/01/11			—	—	12,370,828	12,067,514	12,370,828	12,067,514
Federal Home Loan Mortgage Corp.	4.000	09/15/15			—	—	3,059,308	3,022,778	3,059,308	3,022,778
Federal Home Loan Mortgage Corp.	4.500	10/01/14			—	—	12,534,713	12,370,705	12,534,713	12,370,705
Federal Home Loan Mortgage Corp.	4.500	11/01/20			—	—	2,942,920	2,833,180	2,942,920	2,833,180
Federal Home Loan Mortgage Corp.	4.500	03/01/21			—	—	6,797,643	6,543,930	6,797,643	6,543,930
Federal Home Loan Mortgage Corp.	5.500	05/01/17			—	—	153,278	153,306	153,278	153,306
Federal Home Loan Mortgage Corp.	5.500	05/15/27			—	—	596,993	33,263	596,993	33,263
Federal Home Loan Mortgage Corp.	5.500	09/01/17			—	—	549,621	549,723	549,621	549,723
Federal Home Loan Mortgage Corp.	5.500	10/15/27			—	—	4,507,125	4,535,323	4,507,125	4,535,323
Federal Home Loan Mortgage Corp.	5.500	11/15/21			—	—	10,576,687	10,678,276	10,576,687	10,678,276
Federal Home Loan Mortgage Corp.	5.500	12/01/17			—	—	2,711,422	2,711,922	2,711,422	2,711,922
Federal Home Loan Mortgage Corp.	5.500	12/15/26			—	—	11,431,117	11,484,090	11,431,117	11,484,090
Federal Home Loan Mortgage Corp.	5.500	01/01/19			—	—	13,149	13,125	13,149	13,125
Federal Home Loan Mortgage Corp.	5.500	01/15/23			—	—	149,895	1,035	149,895	1,035
Federal Home Loan Mortgage Corp.	5.500	07/01/19			—	—	513,201	512,246	513,201	512,246
Federal Home Loan Mortgage Corp.	5.500	02/01/21			—	—	13,974,824	13,935,737	13,974,824	13,935,737
Federal Home Loan Mortgage Corp.	5.500	08/01/21			—	—	36,953,372	36,850,016	36,953,372	36,850,016
Federal Home Loan Mortgage Corp.	6.000	03/01/17			—	—	72,772	73,853	72,772	73,853
Federal Home Loan Mortgage Corp.	6.000	04/01/17			—	—	79,526	80,706	79,526	80,706
Federal Home Loan Mortgage Corp.	6.000	06/01/17			—	—	5,197	5,275	5,197	5,275
Federal Home Loan Mortgage Corp.	6.000	06/15/25			—	—	4,798,428	4,858,588	4,798,428	4,858,588
Federal Home Loan Mortgage Corp.	6.000	06/15/31			—	—	377,867	380,549	377,867	380,549
Federal Home Loan Mortgage Corp.	6.000	08/01/17			—	—	218,434	221,676	218,434	221,676
Federal Home Loan Mortgage Corp.	6.000	09/01/21			—	—	830,444	840,939	830,444	840,939
Federal Home Loan Mortgage Corp.	7.000	06/15/22			—	—	122,809	122,643	122,809	122,643
Federal Home Loan Mortgage Corp.	7.500	09/01/15			—	—	127,898	133,000	127,898	133,000
Federal Home Loan Mortgage Corp.	8.500	07/01/30			—	—	62,817	67,263	62,817	67,263
Federal National Mortgage Association	4.500	11/01/14			—	—	2,827,029	2,786,278	2,827,029	2,786,278
Federal National Mortgage Association	5.000	04/25/31			—	—	3,017,634	3,001,033	3,017,634	3,001,033
Federal National Mortgage Association	5.500	02/25/28			—	—	4,082,787	4,080,592	4,082,787	4,080,592
Federal National Mortgage Association	5.500	11/01/21			—	—	11,374,169	11,349,502	11,374,169	11,349,502
Federal National Mortgage Association	6.000	03/01/09			—	—	143,768	145,389	143,768	145,389
Federal National Mortgage Association	6.000	05/01/09			—	—	32,509	32,875	32,509	32,875
Federal National Mortgage Association		05/25/23	(c)		—	—	1,295,000	1,043,729	1,295,000	1,043,729
Federal National Mortgage Association	6.500	03/01/12			—	—	31,031	31,759	31,031	31,759
Federal National Mortgage Association	7.500	08/01/15			—	—	62,699	64,862	62,699	64,862

					Short-Term		Columbia Short Term		Columbia Short Term
					Government Securities Fund		Bond Fund		Bond Fund
					Acquired Fund		Acquiring Fund		Pro Forma Combined
	Rate (%)	Maturity			Par	Market Value	Par	Market Value	Par	Market Value
Federal National Mortgage Association	8.000	05/01/15			—	—	108,600	114,009	108,600	114,009
Federal National Mortgage Association	8.000	08/01/30			—	—	26,640	28,078	26,640	28,078
Federal National Mortgage Association	8.000	05/01/31			—	—	54,658	57,608	54,658	57,608
Federal National Mortgage Association	8.000	07/01/31			—	—	42,051	44,314	42,051	44,314
Federal National Mortgage Association	9.000	04/01/16			—	—	163,205	168,735	163,205	168,735
Government National Mortgage Association	4.500	08/20/35			—	—	670,000	663,036	670,000	663,036
Government National Mortgage Association	5.000	05/16/27			—	—	372,062	365,302	372,062	365,302
Government National Mortgage Association	5.000	06/20/28			—	—	9,620,000	9,576,883	9,620,000	9,576,883
Government National Mortgage Association	6.375	04/20/22	(b)		—	—	2,156,254	2,174,040	2,156,254	2,174,040
Government National Mortgage Association	6.375	06/20/29	(b)		—	—	459,023	463,175	459,023	463,175
Government National Mortgage Association	6.500	09/15/13			—	—	52,518	53,971	52,518	53,971
Government National Mortgage Association	6.500	03/15/32			—	—	3,531	3,618	3,531	3,618
Government National Mortgage Association	6.500	11/15/33			—	—	408,920	418,732	408,920	418,732
Government National Mortgage Association	7.000	11/15/13			—	—	68,332	70,775	68,332	70,775
Government National Mortgage Association	7.000	04/15/29			—	—	61,957	64,925	61,957	64,925
Government National Mortgage Association	7.000	08/15/29			—	—	3,869	4,055	3,869	4,055
Small Business Administration	5.875	06/25/22	(b)		—	—	238,490	240,182	238,490	240,182

TOTAL MORTGAGE-BACKED SECURITIES						—		166,057,146		166,057,146

GOVERNMENT AGENCIES AND OBLIGATIONS				23.3%
Morocco Government AID Bond	5.094	05/01/23	(b)		—	—	1,040,000	1,045,148	1,040,000	1,045,148
Province of Quebec	5.000	07/17/09	(a)		—	—	6,655,000	6,718,429	6,655,000	6,718,429
Svensk Exportkredit AB	5.000	05/22/09	(a)		—	—	4,915,000	4,960,026	4,915,000	4,960,026
United Mexican States	4.625	10/08/08			—	—	6,000,000	5,973,000	6,000,000	5,973,000
Federal Home Loan Bank	5.125	08/08/08	(a)(f)		—	—	1,000,000	1,003,679	1,000,000	1,003,679
Federal Home Loan Mortgage Corp.	6.625	09/15/09			—	—	14,500,000	15,099,459	14,500,000	15,099,459
Federal National Mortgage Association	4.000	09/02/08			—	—	26,350,000	26,201,492	26,350,000	26,201,492
Federal National Mortgage Association	5.000	04/20/09			—	—	1,835,000	1,850,133	1,835,000	1,850,133
U.S. Treasury Notes	3.500	02/15/10	(a)		—	—	5,000,000	4,942,970	5,000,000	4,942,970
U.S. Treasury Notes	4.875	08/31/08	(a)		—	—	15,500,000	15,600,502	15,500,000	15,600,502
Federal Farm Credit Bank	5.250	09/13/10			6,230,000	6,368,219	—	—	6,230,000	6,368,219
Federal Home Loan Bank	3.880	02/15/08			2,500,000	2,490,228	—	—	2,500,000	2,490,228
Federal Home Loan Bank	4.750	06/11/08			15,500,000	15,497,101	—	—	15,500,000	15,497,101
Federal Home Loan Bank	5.130	07/30/08			4,500,000	4,515,561	—	—	4,500,000	4,515,561
Federal Home Loan Bank	5.250	06/10/11			3,570,000	3,658,218	—	—	3,570,000	3,658,218
Federal Home Loan Bank	5.330	03/06/12			5,200,000	5,253,144	—	—	5,200,000	5,253,144
Federal Home Loan Bank	5.380	07/17/09			9,500,000	9,655,211	—	—	9,500,000	9,655,211
Fannie Mae	3.550	01/17/08			2,100,000	2,091,430	—	—	2,100,000	2,091,430
Freddie Mac	4.880	02/09/10			6,000,000	6,061,170	—	—	6,000,000	6,061,170
Freddie Mac	7.000	03/15/10			1,600,000	1,695,107	—	—	1,600,000	1,695,107
Federal Home Loan Mortgage Corp. Pool # 1B2846 ARM	4.900	04/01/35	(b)		962,429	989,755	—	—	962,429	989,755
Federal Home Loan Mortgage Corp. Pool # 1G0688 ARM	5.630	01/01/36	(b)		3,111,691	3,132,089	—	—	3,111,691	3,132,089
Federal Home Loan Mortgage Corp. Pool # 1G1026 ARM	5.920	07/01/36	(b)		142,334	142,691	—	—	142,334	142,691
Federal Home Loan Mortgage Corp. Pool # 1G1471 ARM	5.490	01/01/37	(b)		7,192,635	7,219,680	—	—	7,192,635	7,219,680
Federal Home Loan Mortgage Corp. Pool # 782645 ARM	5.420	02/01/36	(b)		6,731,120	6,805,435	—	—	6,731,120	6,805,435
Federal Home Loan Mortgage Corp. Pool # 847248 ARM	5.460	03/01/34	(b)		2,774,380	2,812,430	—	—	2,774,380	2,812,430
Federal Home Loan Mortgage Corp. Pool # C68593	7.000	11/01/28			412,845	429,294	—	—	412,845	429,294
Federal Home Loan Mortgage Corp. Pool # G18136	6.000	08/01/21			2,691,596	2,725,610	—	—	2,691,596	2,725,610
Federal Home Loan Mortgage Corp. Pool # J00617	5.500	12/01/20			8,457,158	8,435,452	—	—	8,457,158	8,435,452
Federal Home Loan Mortgage Corp. Pool # J03619	6.000	10/01/21			8,499,124	8,606,529	—	—	8,499,124	8,606,529
Federal National Mortgage Association Pool # 256651	6.000	03/01/37			3,793,929	3,768,872			3,793,929	3,768,872
Federal National Mortgage Association Pool # 323572	7.500	01/01/29			656,888	689,576			656,888	689,576
Federal National Mortgage Association Pool # 375575	6.600	12/01/07			2,655,674	2,646,164			2,655,674	2,646,164
Federal National Mortgage Association Pool # 517390	8.000	11/01/11			13,101	13,499			13,101	13,499
Federal National Mortgage Association Pool # 535981	8.000	01/01/16			233,920	245,323			233,920	245,323
Federal National Mortgage Association Pool # 545362 ARM	5.960	12/01/31	(b)		108,689	108,123			108,689	108,123
Federal National Mortgage Association Pool # 634195	7.500	10/01/28			1,648,434	1,730,463			1,648,434	1,730,463
Federal National Mortgage Association Pool # 693018 ARM	4.330	06/01/33	(b)		2,904,217	2,957,251			2,904,217	2,957,251
Federal National Mortgage Association Pool # 735709 ARM	4.800	06/01/35	(b)		3,581,746	3,517,802			3,581,746	3,517,802
Federal National Mortgage Association Pool # 745525	5.500	05/01/21			1,692,573	1,688,902			1,692,573	1,688,902
Federal National Mortgage Association Pool # 766684 ARM	4.410	03/01/34	(b)		2,586,173	2,569,693	—	—	2,586,173	2,569,693
Federal National Mortgage Association Pool # 770870 ARM	4.260	04/01/34	(b)		2,937,779	2,911,469	—	—	2,937,779	2,911,469
Federal National Mortgage Association Pool # 780840 ARM	4.500	06/01/34			1,775,222	1,770,274			1,775,222	1,770,274
Federal National Mortgage Association Pool # 784134 ARM	5.460	10/01/35	(b)		2,964,747	2,955,602			2,964,747	2,955,602
Federal National Mortgage Association Pool # 786076 ARM	4.730	07/01/34	(b)		3,228,150	3,202,779			3,228,150	3,202,779
Federal National Mortgage Association Pool # 786423 ARM	4.590	07/01/34	(b)		5,824,413	5,781,392			5,824,413	5,781,392
Federal National Mortgage Association Pool # 805386 ARM	4.850	01/01/35	(b)		2,794,900	2,765,938			2,794,900	2,765,938
Federal National Mortgage Association Pool # 828704 ARM	4.990	07/01/35	(b)		3,483,923	3,460,618			3,483,923	3,460,618
Federal National Mortgage Association Pool # 871499 ARM	5.590	04/01/36	(b)		5,777,556	5,882,199			5,777,556	5,882,199
Federal National Mortgage Association Pool # 892882 ARM	5.820	07/01/36	(b)		160,948	162,007	—	—	160,948	162,007
Federal National Mortgage Association Pool # 946450 ARM	6.140	09/01/37	(b)		1,943,044	1,973,914	—	—	1,943,044	1,973,914
Government National Mortgage Association Pool # 008378 ARM	5.750	07/20/18	(b)		347,843	351,015
Government National Mortgage Association Pool # 780240	8.500	09/15/09			84,404	84,532			84,404	84,532
Government National Mortgage Association Pool # 780752	8.500	04/15/10			17,927	17,965			17,927	17,965
Government National Mortgage Association Pool # 781036	8.000	10/15/17			405,181	427,136			405,181	427,136
Government National Mortgage Association Pool # 781181	9.000	12/15/09			183,988	186,960			183,988	186,960
Government National Mortgage Association Pool # 80385 ARM	6.250	03/20/30	(b)		97,780	98,729			97,780	98,729
US Treasury Notes	4.880	06/30/09			22,000,000	22,330,000			22,000,000	22,330,000
US Treasury Notes	4.880	04/30/08	(c)		250,000	251,015			250,000	251,015
US Treasury Notes	4.880	05/31/08			1,250,000	1,255,664			1,250,000	1,255,664
US Treasury Notes	5.000	07/31/08			5,000,000	5,034,765			5,000,000	5,034,765
US Treasury Notes	4.630	11/15/09			3,000,000	3,038,907			3,000,000	3,038,907
US Treasury Notes	4.630	07/31/09			10,000,000	10,114,840			10,000,000	10,114,840

TOTAL GOVERNMENT AGENCIES AND OBLIGATIONS						192,577,742		83,394,838		275,621,565

COLLATERALIZED MORTGAGE OBLIGATIONS				20.7%
Bank of America Mortgage Securities, 2004-B 2A2	4.090	03/25/34			4,696,270	4,698,590	—	—	4,696,270	4,698,590
Bank of America Mortgage Securities, 2005-J 2A3	5.090	11/25/35	(b)		2,369,508	2,355,187	—	—	2,369,508	2,355,187
Bear Stearns ARM, 2004-1 11A3	6.110	04/25/34	(b)		1,160,252	1,181,557	—	—	1,160,252	1,181,557
Bear Stearns ARM, 2004-9 3A1	5.240	09/25/34	(b)		2,036,347	2,032,835	—	—	2,036,347	2,032,835
Countrywide Alternative Loan Trust, 2004-16CB 1A2	5.500	07/25/34	(b)		2,421,547	2,401,155	—	—	2,421,547	2,401,155
IMPAC CMB Trust, 2005-5 A4	5.510	08/25/35	(b)		1,512,454	1,511,342	—	—	1,512,454	1,511,342
Indymac Index Mortgage Loan Trust, 2004-AR4 3A	4.670	08/25/34	(b)		1,721,776	1,724,628	—	—	1,721,776	1,724,628
Washington Mutual Mortgage Securities Corp. 2005-AR5 A2	4.680	05/25/35	(a)		1,626,297	1,619,848	—	—	1,626,297	1,619,848
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A2	4.990	12/25/34	(a)		2,694,889	2,673,607	—	—	2,694,889	2,673,607
Wells Fargo Mortgage Backed Securities Trust, 2004-N A6	4.000	08/25/34			2,435,000	2,394,967	—	—	2,435,000	2,394,967
Federal Home Loan Bank Mortgage Corporation 2534 VH	6.000	03/15/19			2,735,000	2,773,306	—	—	2,735,000	2,773,306
Federal Home Loan Bank Mortgage Corporation 2608 GK	4.500	03/15/17			1,974,399	1,948,743	—	—	1,974,399	1,948,743
Federal Home Loan Bank Mortgage Corporation 2836 TA	5.000	10/15/27			3,305,734	3,315,883	—	—	3,305,734	3,315,883
Federal Home Loan Bank Mortgage Corporation 3197 AB	5.500	08/15/13			975,802	978,289	—	—	975,802	978,289
Federal National Mortgage Association 2002-89 CA	5.000	04/25/16			2,323,687	2,319,234	—	—	2,323,687	2,319,234
Federal National Mortgage Association 2007-35 DH	5.000	09/25/33			4,749,423	4,727,446	—	—	4,749,423	4,727,446
Bank of America Mortgage Securities	5.250	02/25/18	(a)		—	—	778,261	778,494	778,261	778,494
Bear Stearns Adjustable Rate Mortgage Trust	3.520	06/25/34	(c)		—	—	4,153,400	4,099,901	4,153,400	4,099,901
Chase Mortgage Finance Corp	6.024	03/25/37	(c)		—	—	918,809	925,401	918,809	925,401
Countrywide Alternative Loan Trust	5.250	08/25/35			—	—	7,644,304	7,635,208	7,644,304	7,635,208
Countrywide Alternative Loan Trust	5.531	03/25/34	(a)		—	—	624,686	622,724	624,686	622,724
Countrywide Home Loan Mortgage Pass Through Trust	5.500	09/25/35			—	—	25,998,456	26,015,219	25,998,456	26,015,219
Countrywide Home Loan Mortgage Pass Through Trust	5.631	03/25/34	(a)		—	—	3,471,156	3,452,312	3,471,156	3,452,312
Credit Suisse Mortgage Capital Certificates	5.750	02/25/36			—	—	10,392,804	10,425,890	10,392,804	10,425,890
GMAC Mortgage Corporation Loan Trust	5.631	05/25/18	(a)		—	—	2,637,169	2,626,035	2,637,169	2,626,035
JPMorgan Mortgage Trust	5.717	04/25/37	(a)		—	—	13,194,615	13,194,830	13,194,615	13,194,830

					Short-Term			Columbia Short Term			Columbia Short Term
					Government Securities Fund			Bond Fund			Bond Fund
					Acquired Fund			Acquiring Fund			Pro Forma Combined
	Rate (%)	Maturity			Par	Market Value		Par	Market Value		Par	Market Value
JPMorgan Mortgage Trust	5.754	04/25/36	(b)		—	—		16,672,628	16,699,868		16,672,628	16,699,868
JPMorgan Mortgage Trust	6.050	10/25/36	(b)		—	—		17,641,579	17,690,596		17,641,579	17,690,596
MASTR Asset Securitization Trust	5.750	05/25/36			—	—		15,182,485	15,234,678		15,182,485	15,234,678
PNC Mortgage Securities Corp.	0.000	04/28/27	(c)		—	—		4,703	4,703		4,703	4,703
Residential Accredit Loans, Inc.	5.731	07/25/32	(b)		—	—		40,373	40,258		40,373	40,258
SACO I, Inc.	7.000	08/25/36	(e)		—	—		177,888	177,833		177,888	177,833
Structured Adjustable Rate Mortgage Loan Trust	5.812	07/25/36	(a)		—	—		5,572,855	5,595,736		5,572,855	5,595,736
Structured Asset Securities Corp.	5.500	05/25/33			—	—		320,937	318,970		320,937	318,970
Structured Asset Securities Corp.	5.500	07/25/33			—	—		213,856	205,728		213,856	205,728
Structured Asset Securities Corp.	5.750	04/25/33			—	—		2,085,251	2,082,561		2,085,251	2,082,561
Washington Mutual Mortgage Pass-Through Certificates	5.650	11/25/36	(b)		—	—		16,563,456	16,473,515		16,563,456	16,473,515
Washington Mutual Mortgage Pass-Through Certificates	5.901	07/25/37	(b)		—	—		13,063,106	13,186,369		13,063,106	13,186,369
Washington Mutual Mortgage Securities Corp.	5.500	10/25/35			—	—		3,691,966	3,692,547		3,691,966	3,692,547
Washington Mutual, Inc.	5.546	01/25/37	(b)		—	—		21,932,565	21,625,509		21,932,565	21,625,509
Washington Mutual, Inc.	6.074	10/25/36	(b)		—	—		10,860,946	10,846,079		10,860,946	10,846,079
Wells Fargo Mortgage Backed Securities Trust	4.500	08/25/18			—	—		2,093,650	2,066,256		2,093,650	2,066,256
Wells Fargo Mortgage Backed Securities Trust	5.240	04/25/36	(b)		—	—		7,621,411	7,568,726		7,621,411	7,568,726
Wells Fargo Mortgage Backed Securities Trust	5.250	08/25/33			—	—		2,887,963	2,862,354		2,887,963	2,862,354

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS						38,656,617			206,148,300			244,804,917

COMMERCIAL MORTGAGE-BACKED SECURITIES				6.6%
First Union National Bnak Commerical Mortgage, Inc., 2002-CI A2	6.140	02/12/34			3,175,000	3,296,075		—	—		3,175,000	3,296,075
GE Capital Commerical Mortgage Corp., Series 2002-2A, Class A2	4.970	08/11/36			3,152,281	3,154,883		—	—		3,152,281	3,154,883
Greenwich Capital Commerical Funding Corp., 2004-GG1 A2	3.840	06/10/36			132,025	131,831		—	—		132,025	131,831
JP Morgan Chase Commerical Mortgage Securities Corp. 2005-LDP2 A1	4.330	07/15/42	(b)		947,746	938,891		—	—		947,746	938,891
CS First Boston Mortgage Securities Corp.	6.480	05/17/40			—	—		18,152,103	18,246,834		18,152,103	18,246,834
JP Morgan Chase Commerical Mortgage Securities Corp.	4.914	07/12/37			—	—		8,863,135	8,850,215		8,863,135	8,850,215
JP Morgan Chase Commerical Mortgage Securities Corp.	5.538	02/12/49			—	—		15,143,782	15,273,775		15,143,782	15,273,775
JP Morgan Chase Commerical Mortgage Securities Corp.	5.651	06/15/49			—	—		2,930,567	2,960,234		2,930,567	2,960,234
LB-UBS Commercial Mortgage Trust	5.642	12/15/25			—	—		6,592,434	6,658,780		6,592,434	6,658,780
Merrill Lynch Mortgage Investors, Inc. I.O.,	0.833	12/15/30	(b)		—	—		12,264,410	185,547		12,264,410	185,547
Morgan Stanley Capital I	5.257	12/15/43			—	—		5,085,383	5,099,503		5,085,383	5,099,503
Morgan Stanley Capital I 2005-HQ5 A1	4.520	01/14/42			1,567,349	1,555,828		—	—		1,567,349	1,555,828
Nationslink Funding Corp.	6.888	11/10/30			—	—		445,775	445,694		445,775	445,694
Nomura Asset Securities Corp.	6.590	03/15/30			—	—		5,769,343	5,790,609		5,769,343	5,790,609
PNC Mortgage Acceptance Corp.	5.910	03/12/34			—	—		1,362,643	1,372,461		1,362,643	1,372,461
Prudential Securities Secured Financing Corp.	6.480	11/01/31			—	—		2,484,133	2,504,818		2,484,133	2,504,818
Salomon Brothers Mortgage Securities VII, 2001-C1 A3	6.430	12/18/35			1,200,000	1,245,408		—	—		1,200,000	1,245,408

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES						10,322,916			67,388,470			77,711,386

ASSET-BACKED SECURITIES				8.8%
					—	—		—	—		—	—
Countrywide Home Equity Loan Trust, 2005-G 2A	5.980	12/15/35	(b)		1,310,195	1,296,729		—	—		1,310,195	1,296,729
ABFS Mortgage Loan Trust	4.428	12/15/33			—	—		6,205	6,127		6,205	6,127
AmeriCredit Automobile Receivables Trust	4.050	02/06/10			—	—		4,013,572	3,995,769		4,013,572	3,995,769
AmeriCredit Automobile Receivables Trust	5.610	03/08/10			—	—		657,046	657,477		657,046	657,477
Amresco Residential Securities Mortgage Loan Trust	5.611	07/25/28	(a)		—	—		18,370	17,647		18,370	17,647
Capital Auto Receivables Asset Trust, 2007-A3A	5.000	09/15/11			800,000	800,771		—	—		800,000	800,771
Capital One Multi Asset Execution Trust 2005-A2 A2	4.050	02/15/11			2,500,000	2,486,341		—	—		2,500,000	2,486,341
Cityscape Home Equity Loan Trust	7.380	07/25/28			—	—		169,728	169,162		169,728	169,162
Cityscape Home Equity Loan Trust	7.410	05/25/28			—	—		38,744	38,607		38,744	38,607
CNH Equipment Trust	4.990	10/15/10			—	—		14,021,000	13,995,587		14,021,000	13,995,587
Credit-Based Asset Servicing & Securitization LLC	5.721	01/25/37			—	—		500,000	496,824		500,000	496,824
Daimler Chrysler Auto Trust	2.580	04/08/09			—	—		1,477,899	1,476,971		1,477,899	1,476,971
First Alliance Mortgage Loan Trust	6.680	06/25/25			—	—		112,308	111,923		112,308	111,923
First Alliance Mortgage Loan Trust	8.225	09/20/27			—	—		299,597	298,829		299,597	298,829
First Plus Home Loan Trust	7.720	05/10/24	(a)		—	—		42,499	42,028		42,499	42,028
GMAC Mortgage Corporation Loan Trust	3.970	09/25/34	(a)		—	—		475,697	472,577		475,697	472,577
Harley-Davidson Motorcycle Trust	5.100	05/15/12			—	—		4,500,000	4,502,290		4,500,000	4,502,290
IMC Home Equity Loan Trust	7.080	08/20/28			—	—		45,705	45,583		45,705	45,583
IMC Home Equity Loan Trust	7.310	11/20/28			—	—		79,243	79,010		79,243	79,010
IMC Home Equity Loan Trust	7.500	04/25/26			—	—		204,381	203,120		204,381	203,120
IMC Home Equity Loan Trust	7.520	08/20/28			—	—		523,764	522,391		523,764	522,391
Long Beach Auto Receivables Trust	2.841	07/15/10			—	—		3,646,962	3,592,111		3,646,962	3,592,111
Long Beach Auto Receivables Trust	4.972	10/15/11			—	—		5,000,000	4,989,216		5,000,000	4,989,216
Navistar Financial Corp. Owner Trust	3.250	10/15/10			—	—		2,691,377	2,675,865		2,691,377	2,675,865
Nissan Auto Lease Trust	5.200	05/17/10			—	—		1,100,000	1,108,508		1,100,000	1,108,508
Novastar Home Equity Loan	5.521	05/25/33	(a)		—	—		3,266,556	3,212,200		3,266,556	3,212,200
Onyx Acceptance Grantor Trust	3.890	02/15/11			—	—		236,106	234,060		236,106	234,060
Residential Asset Mortgage Products, Inc.	3.981	04/25/29			—	—		29,131	29,131		29,131	29,131
Residential Asset Mortgage Products, Inc.	5.471	03/25/33	(a)		—	—		474,675	466,719		474,675	466,719
Residential Funding Mortgage Securities II, Inc .	4.760	07/25/28			—	—		2,180,000	2,072,773		2,180,000	2,072,773
Residential Funding Mortgage Securities II, Inc .	5.421	08/25/33	(a)		—	—		36,413	35,710		36,413	35,710
SLM Student Loan Trust	5.754	03/15/17			—	—		2,933,335	2,938,420		2,933,335	2,938,420
SLM Student Loan Trust	5.774	12/15/20			—	—		9,415,000	9,414,718		9,415,000	9,414,718
Terwin Mortgage Trust	5.581	07/25/34	(a)		—	—		964,392	940,073		964,392	940,073
UPFC Auto Receivables Trust	5.010	08/15/12			—	—		5,200,000	5,195,121		5,200,000	5,195,121
USAA Auto Owner Trust	4.130	11/15/11			—	—		3,245,000	3,213,110		3,245,000	3,213,110
USAA Auto Owner Trust	4.170	02/15/11			—	—		10,000,000	9,885,254		10,000,000	9,885,254
USAA Auto Owner Trust, 2007-2 A3	4.900	02/15/12			2,500,000	2,499,664		—	—		2,500,000	2,499,664
Wachovia Auto Loan Owner Trust	5.080	04/20/12			—	—		9,500,000	9,491,783		9,500,000	9,491,783
WFS Financial Owner Trust	2.810	08/22/11			—	—		9,297,674	9,248,798		9,297,674	9,248,798
WFS Financial Owner Trust	3.540	11/21/11			—	—		1,045,725	1,037,358		1,045,725	1,037,358

TOTAL ASSET-BACKED SECURITIES						7,083,505			96,912,850			103,996,355

SECURITIES LENDING COLLATERAL				4.4%
State Street Navigator Securities Lending Prime Portfolio		(g	)		—	—		51,698,445	51,698,445		51,698,445	51,698,445

TOTAL SECURITIES LENDING COLLATERAL						—			51,698,445			51,698,445

REPURCHASE AGREEMENTS				1.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 09/28/07, due 10/01/07 at 4.810%, collateralized by a U.S. Government Agency Obligation maturing 10/09/09, market value of $23,029,575 (repurchase proceeds $22,585,049)					—	—		22,576,000	22,576,000		22,576,000	22,576,000
Repurchase agreement with State Street Bnak & Trust Co., date 09/28/07, due 10/01/07 at 3.65%, collateralized by a U.S. Treasury Obligation maturing 08/15/22, market value $9,207,125 (repurchase proceeds $9,028,745)					9,026,000	9,026,000						9,026,000

TOTAL REPURCHASE AGREEMENTS						9,026,000			22,576,000			22,576,000

											Pro Forma Adjustment
Total Investments				104.3%		257,666,780			975,590,799			1,233,257,579
Other Assets & Liabilities, net				(4.3)		(1,772,967)			(49,001,690)			(50,774,657)

Net Assets				100.0%		$255,893,813			$926,589,109		$(107,825)	$1,182,375,097

Investments at cost						256,813,439	(h)		$977,562,160	(h)		$1,235,228,940	(i)

Notes to Investment Portfolio:

(a)	All or a portion of this security was on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 is $50,762,984.
(b)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.
(c)	Zero coupon bond.
(d)	Investments in a security issued by an affiliate during the period ended September 30, 2007:

Security name: Bank of America Mortgage Securities, 5.250% 02/25/18

Par as of 03/31/07:	$941,027
Par sold:	$162,766
Par as of 09/30/07:	$778,261
Net realized loss:	$(2,445)
Interest income earned:	$22,102
Value at end of period:	$778,494

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $9,669,616, which represents 1.0% of net assets.
(f)	The security or a portion of the security is pledged as collateral for open futures contracts. At September 30, 2007, the total market value of securities pledged amounted to $200,736.
(g)	Investment made with cash collateral received from securities lending activity.
(h)	Cost for federal income tax purposes are $256,813,439 and $977,562,160, respectively.
(i)	Combined tax cost $1,233,257,579.

At September 30, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
2 Year U.S. Treasury Note	66	$13,665,094	$13,600,129	Dec-2007	$(64,965)
5 Year U.S. Treasury Note	55	$5,886,719	$5,848,728	Dec-2007	$(37,991)

Total					$(102,956)

Acronym	Name
I.O.	Interest Only

PRO-FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of September 30, 2007 (Unaudited)

	Short-Term Government Securities Fund Acquired Fund	Columbia Short-Term Bond Fund Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined
Assets:
Unaffiliated investments, at cost	$256,813,439	$976,772,334			$1,233,585,773
Affiliated investments, at cost	$—	$789,826			$789,826

Total investments, at cost	256,813,439	977,562,160			1,234,375,599
Unaffiliated investments, at value (including securities on loan of $ and $50,762,984, respectively.)	257,666,780	974,812,305			1,232,479,085
Affiliated investments, at value	—	778,494			778,494
Total investments, at value	257,666,780	975,590,799			1,233,257,579
Cash	—	428,158			428,158
Receivable for:					—
Investments sold	252,681	—			252,681
Fund shares sold	52,976	631,751			684,727
Interest	1,676,364	5,631,718			7,308,082
Futures variation margin	121,406	3,094			124,500
Securities lending income	—	9,651			9,651
Expense reimbursement due from Investment Advisor and/or its affiliates	9,051	356			9,407
Trustees’ deferred compensation plan		22,393			22,393
Prepaid expenses	13,982	—			13,982
Other assets		3,548			3,548

Total Assets	259,793,240	982,321,468			1,242,114,708

Liabilities:
Collateral on securities loaned	—	51,698,445			51,698,445
Payable to custodian bank	285,138	—			285,138
Payable for:
Investments purchased	2,499,665	—			2,499,665
Fund shares repurchased	214,069	1,055,563			1,269,632
Distributions	608,598	2,250,398			2,858,996
Investment advisory fee	62,792	235,406			298,198
Administration fee	18,039	81,629			99,668
Transfer agent fee	16,388	46,662			63,050
Pricing and bookkeeping fees	3,983	19,530			23,513
Trustees’ fees	—	131,546			131,546
Distribution and service fees	—	37,053			37,053
Custody fee	14,532	7,777			22,309
Legal fee	25,660	—			25,660
Registration fee	15,789	—			15,789
Shareholder servicing fee	98,107	—			98,107
Trustees’ deferred compensation plan	—	22,393			22,393
Other liabilities	36,667	145,957	107,825	(d)	290,449

Total Liabilities	3,899,427	55,732,359	107,825	(d)	59,739,611

Net Assets	$255,893,813	$926,589,109	$(107,825	)(d)	$1,182,375,097

Net assets consist of:
Paid-in capital in excess of par value	$270,763,412	$957,524,523			$1,228,287,935
Undistributed (overdistributed) net investment income	(101,043)	(1,042,841)	(107,825	)(d)	(1,251,709)
Accumulated net realized gain (loss)	(15,796,265)	(27,818,256)			(43,614,521)
Unrealized appreciation (depreciation) on:					—
Investments	853,341	(1,971,361)			(1,118,020)
Futures	174,368	(102,956)			71,412

Net Assets	$255,893,813	$926,589,109	$(107,825	)(d)	$1,182,375,097

Class A:
Net assets	$—	$69,695,529			$69,695,529
Shares outstanding	—	7,082,743			7,082,743
Net asset value per share (a)	$—	$9.84			$9.84
Maximum sales charge	—	1.00%			1.00%

Maximum offering price per share (b)	$—	$9.94			$9.94

Class B:
Net assets	$—	$16,579,659			$16,579,659
Shares outstanding	—	1,686,038			1,686,038

Net asset value per share (a)	$—	$9.83			$9.83

Class C:
Net assets	$—	$16,128,687			$16,128,687
Shares outstanding	—	1,640,754			1,640,754

Net asset value per share (a)	$—	$9.83			$9.83

Class Z:
Net assets	$—	$824,185,234	$255,785,988	(d)	$1,079,971,222
Shares outstanding	—	83,921,628	26,045,087	(c)	109,966,715

Net asset value per share (a)	$—	$9.82			$9.82

Shares:
Net assets	$255,893,813	$—	$(255,893,813)		$—
Number of shares outstanding	36,581,050	—	(36,581,050)		—

Net asset value and redemption price per share	$7.00	$—			$—

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)	On sales of $50,000 or more the offering price is reduced.
(c)	Shares Class shares of Short-Term Government Securities Fund are exchanged for Class Z shares of Columbia Short-Term Bond Fund based on the net asset value per share of Columbia Short-Term Bond Fund Class Z shares at the time of the merger.
(d)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of $107,825 to be borne by the Short-Term Government Securities Fund, the Acquired Fund.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS

For the Twelve Months Ended September 30, 2007 (Unaudited)	Short-Term Government Securities Fund	Columbia Short- Term Bond Fund	Pro-Forma Adjustments	Columbia Short- Term Bond Fund
	Acquired	Acquiring		Pro-Forma Combined
Investment Income:
Interest	$12,550,199	$49,502,524		$62,052,723
Interest from affiliates	—	48,227		48,227
Dividends	66,275			66,275
Securities lending	—	51,653		51,653

Total Investment Income	12,616,474	49,602,404		62,218,878

Expenses:
Investment advisory fee	776,222	2,943,535	1,992	3,721,749	(a)
Administration fee	386,992	1,219,386	130,438	1,736,816	(a)
Distribution fee:				—
Class B		150,423	(31)	150,392	(a)
Class C		131,121	58	131,179	(a)
Service fee:				—
Class A		190,536	146	190,682	(a)
Class B		50,141	(10)	50,131	(a)
Class C	—	43,706	20	43,726	(a)
Shareholder Service fee - Shares	646,849		(646,849)	—	(b)
Transfer agent fee	95,060	411,775	7,253	514,088	(c)
Pricing and bookkeeping fees	8,617	190,784	(19,795)	179,606	(a)
Trustees’ fees	17,056	10,053	(17,056)	10,053	(d)
Custody fee	31,116	18,501	(29,491)	20,126	(d)
CCO	—	7,850	—	7,850
Legal and audit fees	32,317	49,935	(27,941)	54,311	(d)
Other expenses	52,814	196,936	(17,002)	232,748	(d)

Total Expenses	2,047,043	5,614,682	(618,267)	7,043,458

Fees waived by Distributor - Class C	—	(76,924)	—	(76,924)
Fees and expenses waived or reimbursed by Investment Advisor	(52,820)	(101,607)	(341,806)	(496,233)
Fees waived and reimbursed by Administrator	(66,281)	(94,984)	(90,000)	(251,265)
Custody earnings credit	(10,921)	(19,410)	—	(30,331)

Net Expenses	1,917,021	5,321,757	(1,050,073)	6,188,705

Net Investment Income	10,699,453	44,280,647	1,050,073	56,030,173

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Futures Contracts Net realized gain (loss) on:
Unaffiliated investments	(737,921)	(2,127,920)		(2,865,841)
Futures contracts	(76,274)	(228,530)		(304,804)

Net realized gain (loss)	(814,195)	(2,356,450)		(3,170,645)

Net change in unrealized appreciation (depreciation) on:
Investments	2,476,089	6,482,935		8,959,024
Futures contracts	—	(102,956)		(102,956)

Net change in unrealized appreciation (depreciation)	2,476,089	6,379,979		8,856,068

Net Gain (Loss)	1,661,894	4,023,529		5,685,423

Net Increase in Net Assets from Operations	$12,361,347	$48,304,176	$1,050,073	$61,715,596

(a)	Based on the contract in effect for Columbia Short Term Bond Fund, the surviving fund.
(b)	Shares class shares of Short Government Securities Fund are exchanged for Class Z shares of Columbia Short Term Bond Fund.
(c)	Reflects the impact of contractual changes to the Columbia Short Term Bond Fund transfer agent fee structure
(d)	Reflects elimination of duplicate expenses achieved as a result of merging funds.

COLUMBIA SHORT TERM BOND FUND

AND

SHORT-TERM GOVERNMENT SECURITIES FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

September 30, 2007

(unaudited)

Note 1. Organization

Columbia Short Term Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”), is organized as a Delaware statutory trust. Short-Term Government Securities Fund (the “Acquired Fund”), a series of the Excelsior Funds, Inc. (the “Acquired Trust”), is organized as a Maryland corporation. The Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks current income, consistent with minimal fluctuation of principal. The Acquired Fund seeks a high level of current income consistent with stability of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Acquiring Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Acquired Trust may issue one billion shares of the Acquired Fund, and the Acquired Fund offers one class of shares: Shares, which is offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of September 30, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended September 30, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Combining Investment Portfolios and Pro Forma Combining Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of September 30, 2007. The Pro Forma Combining Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended September 30, 2007. Columbia Management Advisors, LLC (“Columbia”) expects that all of the securities held by the Acquired Fund as of September 30, 2007, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective annual shareholder reports dated March 31, 2007 as well as the semi-annual shareholder reports dated September 30, 2007 for the Acquiring Fund and Acquired Fund.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of September 30, 2007. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at September 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post Combination
Class A Shares	7,082,743	—	7,082,743
Class B Shares	1,686,038	—	1,686,038
Class C Shares	1,640,754	—	1,640,754
Class Z Shares	83,921,628	26,045,087	109,966,715

COLUMBIA FUNDS SERIES TRUST

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed merger (the “Merger”) of Short-Term Tax-Exempt Securities Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Corporation”), into Columbia Short Term Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”). This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 16, 2008 (the “Prospectus/Proxy Statement”), which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor of the Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Trust at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-866-233-2079.

Incorporation of Documents by Reference

Further information about the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated July 1, 2007, as supplemented.

The audited financial statements and related Report of Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2007 for the Acquired Fund and for the fiscal year ended March 31, 2007 for the Acquiring Fund are incorporated herein by reference. The unaudited financial statements for the semi-annual period ended September 30, 2007 for the Acquired Fund and the semi-annual period ended September 30, 2007 for the Acquiring Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

Additional Information about the Acquiring Fund

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated August 1, 2007, as supplemented.

Financial Statements

Attached hereto as Appendix B are the pro forma financial statements in connection with the Merger.

1

In the Statement of Additional Information attached hereto as Appendix A, the following information replaces the table entitled “Independent Trustee Ownership for the Calendar Year Ended December 31, 2006” under the section entitled “FUND GOVERNANCE; Beneficial Equity Ownership”:

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio –A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

William P. Carmichael	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

Minor M. Shaw	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

R. Glenn Hilliard	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
William A. Hawkins	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

John J. Nagorniak	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	A

Anthony M. Santomero	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	A

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

OF THE ACQUIRING FUND

COLUMBIA FUNDS SERIES TRUST

Supplement dated January 9, 2008 to the following

Statements of Additional Information

Columbia Short Term Municipal Bond Fund

Columbia Total Return Bond Fund

Columbia Short Term Bond Fund

Corporate Bond Portfolio

Mortgage- and Asset-Backed Portfolio

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Asset Allocation Fund II

Columbia High Income Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Small Cap Growth Fund II

Columbia LifeGoal Balanced Growth Portfolio

Columbia LifeGoal Growth Portfolio

Columbia LifeGoal Income and Growth Portfolio

Columbia LifeGoal Income Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Statements of Additional Information dated August 1, 2007

(Each a “Fund” and together the “Funds.”)

Effective January 1, 2008, the Board of Trustees of Columbia Funds Series Trust (the “Trust”) elected John J. Nagorniak and Anthony M. Santomero as Trustees of the Trust.

1.	For each Statement of Additional Information, the following information is added to the table entitled “Independent Trustee Biographical Information” under the section entitled “FUND GOVERNANCE; The Board”:

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired	69	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Anthony M. Santomero (Born 1946) Trustee	Indefinite term; Trustee since January 2008	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current	69	None

2.	For each Statement of Additional Information, the following information is added to the table entitled “Independent Trustee Compensation for the Fiscal Year Ended March 31, 2007” under the section entitled “FUND GOVERNANCE; Compensation”:

Independent Trustee Compensation for the Fiscal Year Ended March 31, 2007

Name of Trustee	Aggregate Compensation from the Trust(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees
John J. Nagorniak	N/A	N/A
Anthony M. Santomero	N/A	N/A

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

3.	For each Statement of Additional Information, the following information is added to the table entitled “Independent Trustee Ownership for the Calendar Year Ended December 31, 2006” under the section entitled “FUND GOVERNANCE; Beneficial Equity Ownership”:

Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
John J. Nagorniak	A	A
Anthony M. Santomero	A	A

A-1

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Shares, Class A Shares, Class B Shares, Class C Shares and Class Z Shares

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2007

Fixed Income Funds
Corporate Bond Portfolio
Mortgage- and Asset-Backed Portfolio
Columbia Short Term Bond Fund
Columbia Total Return Bond Fund
Columbia Short Term Municipal Bond Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated August 1, 2007. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated March 31, 2007, are incorporated by reference into this SAI.

Copies of any Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

1

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator
Administrator	Columbia Management Advisors, LLC
Advisor	Columbia Management Advisors, LLC
AMEX	American Stock Exchange
BAI	Banc of America Investment Services, Inc.
BAS	Banc of America Securities LLC
Bank of America	Bank of America Corporation
BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.
Board	The Trust’s Board of Trustees
CEA	Commodity Exchange Act
CFTC	Commodity Futures Trading Commission

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended
Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

2

Glossary

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.
Custodian	State Street Bank and Trust Company
Distributor	Columbia Management Distributors, Inc.
Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor
Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association
The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

GNMA	Government National Mortgage Association
Independent Trustees	The Trustees of the Board who are not “interested persons” of the Fund as defined in the 1940 Act
Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor
IRS	United States Internal Revenue Service
LIBOR	London Interbank Offered Rate
Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations system
NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
Principal Underwriter	Columbia Management Distributors, Inc.
REIT	Real estate investment trust
RIC	A “registered investment company,” as such term is used in the Internal Revenue Code of 1986, as amended
S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).
SAI	This Statement of Additional Information
SEC	United States Securities and Exchange Commission
Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor
Short Term Bond Fund	Columbia Short Term Bond Fund
Short Term Municipal Bond Fund	Columbia Short Term Municipal Bond Fund

Total Return Bond Fund	Columbia Total Return Bond Fund
Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.
Transfer Agent	Columbia Management Services, Inc.

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Glossary

The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates
Trustee(s)	One or more of the Board’s Trustees

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ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $347.4 billion as of March 31, 2007.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On or about that same day, the names of certain of the Funds were changed as follows: Nations Short-Term Income Fund to Columbia Short Term Bond Fund, Nations Short-Term Municipal Income Fund to Columbia Short Term Municipal Bond Fund and Nations Bond Fund to Columbia Total Return Bond Fund.

Each of the Funds in the Trust represents a separate series of the Trust and is an open-end diversified management investment company. Each of the Funds has a fiscal year end of March 31st.

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ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services - Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.	Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

2.	Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.	Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.	Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

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5.	Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.	Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.	Each Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.	Under normal circumstances, Short Term Municipal Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

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Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Permissible Fund Investments

Investment Type	Corporate Bond Portfolio	Mortgage- and Asset- Backed Portfolio	Short Term Bond Fund	Total Return Bond Fund	Short Term Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓
Derivatives	✓	✓	✓	✓	✓
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓
Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓
Money Market Instruments	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities	✓	✓	✓	✓	✓

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Permissible Fund Investments

Investment Type	Corporate Bond Portfolio	Mortgage- and Asset- Backed Portfolio	Short Term Bond Fund	Total Return Bond Fund	Short Term Municipal Bond Fund
Participation Interests	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Stripped Securities	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓

Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓
When-Issued, Delayed Delivery and Forward Commitment Transactions	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

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Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other

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things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of those companies’ common stocks to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

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Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount of taxes payable by shareholders.

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A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the

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par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and /or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index, and a type of ETF. Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

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SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time at a stated price. The specific securities or other assets delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced

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assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

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Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index (the Index). This Index is composed of forty term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The forty prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

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Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the

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case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

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If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing covered options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

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A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

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Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the

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swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and

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interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

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Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the amount of income and capital gains available to distribute to a Fund’s shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

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Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include exchange-traded funds (ETFs), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates, Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and

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comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (also known as Ginnie Mae or GNMA), the Federal National Mortgage Association (also known as Fannie Mae or FNMA), or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac or FHLMC), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment

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of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

Collateralized mortgage obligations (CMOs) are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Real estate mortgage investment conduits (REMICs) are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

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Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

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The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

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Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. The potential benefits of APS include:

•	Reduced interest rate risk: Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

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Preservation of principal: The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par; however, the reset rate may reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•	Credit quality: Most corporate APS carry an investment grade credit rating from both Moody’s and S&P; municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA).

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: Although unlikely, the preferred shares are redeemable at any time, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

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Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which adversely could affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearinghouse Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

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Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGERS are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

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Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Warrants and Rights

Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock.

Warrants and rights may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights, such as when there is no movement in the market price or the market price of such securities declines.

When-Issued, Delayed Delivery and Forward Commitment Transactions

When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will hold cash or liquid securities in a segregated account in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions. However, the Advisor may determine not to complete a transaction if it deems it appropriate. In such cases, a Fund may realize short-term gains or losses.

When-issued, delayed delivery and forward commitment transactions involve the risks that the securities purchased may fall in value by the time they actually are issued or that the other party may fail to honor the contract terms. A Fund that invests in delayed delivery securities may rely on a third party to complete the transaction. Failure by a third party to deliver a security purchased on a delayed delivery basis may result in a financial loss to a Fund or the loss of an opportunity to make an alternative investment.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or

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government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in committed and uncommitted lines of credit (Lines of Credit). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

As noted above under the heading About the Funds’ Investments – Exemptive Orders, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

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Short Sales

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940

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Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments – Permissible Investments and Related Risks – Money Market Instruments.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information

37

generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings currently are disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately the fifth business day after such month-end.

The Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of month-end on their website, generally within 15 days after such month-end. The equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.
Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal

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securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

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Ongoing Portfolio Holdings Disclosure Arrangements

xIDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

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Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s Investors Service	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund – Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Corporate Bond Portfolio
Advisory Fee Paid	—	—	—
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	—	—	—

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Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006		Fiscal Year Ended March 31, 2005
Mortgage- and Asset-Backed Portfolio
Advisory Fee Paid	—	—		—
Amount Waived by the Advisor	—	—		—
Amount Reimbursed by the Advisor	—	—		—

Short Term Bond Fund
Advisory Fee Paid	$3,276,758	$3,600,226		$3,444,984
Amount Waived by the Advisor	—	—		$793,999
Amount Reimbursed by the Advisor	$218,450	$733,294	*	—

Total Return Bond Fund
Advisory Fee Paid	$6,637,263	$6,679,625		$7,919,056
Amount Waived by the Advisor	—	—		$13,210
Amount Reimbursed by the Advisor	—	$1,197,707	*	$1,044,185

Short Term Municipal Bond Fund
Advisory Fee Paid	$1,463,600	$2,202,184		$3,123,267
Amount Waived by the Advisor	—	—		—
Amount Reimbursed by the Advisor	$554,470	$622,983		$1,654,068

*	These fees were reimbursed by the Advisor in connection with a commitment by Bank of America to return certain fees to any Fund that was the subject of a market timing agreement, irrespective or not as to whether or not there was an independent determination of any negative impact to any Fund shareholders.

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Leonard Aplet	Mortgage- and Asset-Backed Portfolio Short Term Bond Fund Total Return Bond Fund

Kevin Cronk	Total Return Bond Fund

James D’Arcy	Short Term Municipal Bond Fund

Thomas LaPointe	Total Return Bond Fund

Laura Ostrander	Total Return Bond Fund

Carl Pappo	Corporate Bond Portfolio Total Return Bond Fund

Ronald Stahl	Short Term Bond Fund

Compensation

The Advisor’s portfolio managers received their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s

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investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager	Benchmark(s)	Peer Group
Leonard Aplet	Merrill Lynch 1-3 Year Treasury Index (Short Term Bond Fund)	Lipper Short Investment Grade Debt Classification

	Lehman Aggregate Bond Index (Total Return Bond Fund)	Lipper Intermediate Investment Grade Debt Classification

	Lehman Brothers Mortgage-Backed Securities Index (Mortgage and Asset-Backed Portfolio)	N/A

Kevin Cronk	Lehman Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Classification

James D’Arcy	Merrill Lynch 1-3 Year Municipal Index	Lipper Short Municipal Debt Classification

Thomas LaPointe	Lehman Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Classification

Laura Ostrander	Lehman Aggregate Bond Index	Lipper Intermediate Investment Grade Debt Classification

Carl Pappo	Lehman U.S. Credit Index (Corporate Bond Portfolio)	N/A

	Lehman Aggregate Bond Index (Total Return Bond Fund)	Lipper Intermediate Investment Grade Debt Classification

Ronald Stahl	Merrill Lynch 1-3 Year Treasury Index	Lipper Short Investment Grade Debt Classification

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

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Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of March 31, 2007.

Other Accounts Managed by the Portfolio Manager(s)

	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Carl Pappo(a)	3	$4.8 billion	—	—	4	$750,000
Carl Pappo(b)	3	$2.975 billion	—	—	4	$750,000
Kevin Cronk(b)	12	$6.929 billion	6	$253 million	4	$254 million
Thomas LaPointe(b)	12	$6.929 billion	6	$253 million	4	$254 million
Leonard Aplet(b)	13	$5.26 billion	8	$1.6 billion	130	$6.5 billion
Leonard Aplet(c)	12	$3.5 billion	8	$1.6 billion	130	$6.5 billion
Leonard Aplet(d)	12	$4.1 billion	8	$1.6 billion	130	$6.5 billion
James D’Arcy(e)	—	—	—	—	41	$4.937 billion
Ronald Stahl(d)	7	$663 million	6	$425 million	89	$5.0 billion
Laura Ostrander(b)	3	$2.0 billion	—	—	10	$1.497 million

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Corporate Bond Portfolio.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Total Return Bond Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than Mortgage- and Asset-Backed Portfolio.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short Term Bond Fund.
(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short Term Municipal Bond Fund.

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of March 31, 2007.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Carl Pappo(a)	—	—	—	—	—	—
Carl Pappo(b)	—	—	—	—	—	—
Kevin Cronk(b)	—	—	—	—	—	—
Leonard Aplet(b)	—	—	—	—	—	—
Leonard Aplet(c)	—	—	—	—	—	—
Leonard Aplet(d)	—	—	—	—	—	—
James D’Arcy(e)	—	—	—	—	—	—
Ronald Stahl(d)	—	—	—	—	—	—

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Other Accounts Managed by the Portfolio Manager(s) for which Compensation is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Thomas LaPointe(b)	—	—	—	—	—	—
Laura Ostrander(b)	—	—	—	—	—	—

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Corporate Bond Portfolio.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Total Return Bond Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than Mortgage- and Asset-Backed Portfolio.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short Term Bond Fund.
(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than Short Term Municipal Bond Fund.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the Advisor’s portfolio manager(s), as of March 31, 2007.

Portfolio Manager Ownership of the Funds as of March 31, 2007

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned

Leonard Aplet	Mortgage and Asset-Backed Portfolio	None

Leonard Aplet	Short Term Bond Fund	$100,001-$500,000(a) $1 - $10,000(b)

Leonard Aplet	Total Return Bond Fund	$1 - $10,000(a) $1 - $10,000(b)

Kevin Cronk	Total Return Bond Fund	None

James D’Arcy	Short Term Municipal Bond Fund	None

Thomas LaPointe	Total Return Bond Fund	$1 - $10,000

Laura Ostrander	Total Return Bond Fund	None

Carl Pappo	Corporate Bond Portfolio	None

Carl Pappo	Total Return Bond Fund	None

Ronald Stahl	Short Term Bond Fund	None

(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

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The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

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The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below.

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
Corporate Bond Portfolio	As mutually agreed upon by the Trust and CMA from time to time. Pursuant to a separate agreement for this Fund, an affiliate of CMA has agreed to absorb all fees and expenses incurred under the Administration Agreement.

Mortgage- and Asset-Backed Portfolio	As mutually agreed upon by the Trust and CMA from time to time. Pursuant to a separate agreement for this Fund, an affiliate of CMA has agreed to absorb all fees and expenses incurred under the Administration Agreement.

Short Term Bond Fund	0.14%

Total Return Bond Fund	0.15%

Short Term Municipal Bond Fund	0.15%

The following chart shows the administration fees paid to the Administrator for the three most recently completed fiscal periods. Prior to August 22, 2005, these fees were paid to BACAP Distributors, LLC, the former administrator for the Funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Corporate Bond Portfolio
Administration Fee Paid	—	—	—
Amount Waived/Reimbursed by the Administrator	—	—	—
Mortgage- and Asset-Backed Portfolio
Administration Fee Paid	—	—	—
Amount Waived/Reimbursed by the Administrator	—	—	—
Short Term Bond Fund
Administration Fee Paid	$1,373,210	$1,627,603	$2,243,000
Amount Waived/Reimbursed by the Administrator	$218,450	$240,015	$433,509

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Administration Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Total Return Bond Fund
Administration Fee Paid	$2,759,882	$2,885,235	$4,112,000
Amount Waived/Reimbursed by the Administrator	—	—	$510,087
Short Term Municipal Bond Fund
Administration Fee Paid	$607,744	$1,119,283	$2,119,000
Amount Waived/Reimbursed by the Administrator	—	—	$416,048

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds.

Services Provided

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, the Funds pay State Street Bank and Trust Company an annual fee of $38,000 paid monthly. In addition, the Funds pay a monthly fee based on an annualized percentage rate of average daily net assets of the Funds for the month. The aggregate fee during any years shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Funds reimburse Columbia Management Advisors, LLC for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank

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and Trust Company and to Columbia Management Advisors, LLC for the two most recently completed fiscal years. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Funds

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006*
Corporate Bond Portfolio	—	—
Mortgage- and Asset-Backed Portfolio	—	—
Short Term Bond Fund	$185,412	$63,079
Total Return Bond Fund	$251,073	$69,239
Short Term Municipal Bond Fund	$140,144	$72,626

*	These amounts were paid to Columbia Management Advisors, LLC for the period beginning December 1, 2005 and ending March 31, 2006.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the fiscal year ended March 31, 2007. During the fiscal year ended March 31, 2006, the Distributor received $6,868,017 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,868,017. During the fiscal year ended March 31, 2005, the Distributor received $11,205,844 in underwriting commissions for all Funds it serves, of which the Distributor retained $11,205,844.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

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Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Period Ended March 31, 2007
Corporate Bond Portfolio
Amount Paid

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Year Ended March 31, 2007
Class A shares	$0.00
Mortgage- and Asset-Backed Portfolio
Amount Paid
Class A shares	$0.00
Short Term Bond Fund
Amount Paid
Class A shares	$6,274.53
Amount Retained
Class A shares	$1,651.00
Class B shares	$14,354.00
Class C shares	$691.00
Total Return Bond Fund
Amount Paid
Class A shares	$7,498.67
Amount Retained
Class A shares	$1,759.00
Class B shares	$7,584.00
Class C shares	$38.00
Short Term Municipal Bond Fund
Amount Paid
Class A shares	$1,020.59
Amount Retained
Class A shares	$3,238.00
Class B shares	$0.00
Class C shares	$178.00

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     Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part IA of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part IA of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Marsico Capital Management, LLC and Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If

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the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services – Advisor and Investment Advisory Services – Portfolio Manager(s) – The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – Advisor and Investment Advisory Services – Portfolio Manager(s) – The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services,” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials) that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other

53

advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such

54

securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02286-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective April 1, 2006, the Funds pay the Transfer Agent an annual transfer agency fee of $17.00 per account, payable monthly. In addition, the Funds may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent, and the Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and sell orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period November 1, 2005 to March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended March 31, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended March 31, 2008.

Counsel

Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Distribution Plans

The Trust has adopted a Rule 12b-1, or a distribution plan, for Class A shares, Class B shares, Class C shares and Class R shares of the Funds that offer those classes. See Capital Stock and Other Securities for information about which Funds offer which classes of shares.

With respect to a Fund’s Class A shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Class A Distribution and Shareholder Servicing Plan and the Class A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of the Funds.

With respect to a Fund’s Class B shares, the Trust has adopted a distribution plan. The Class B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class B shares of the Funds.

With respect to a Fund’s Class C shares, the Trust has adopted a distribution plan. The Class C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class C shares of the Funds.

With respect to a Fund’s Class R shares, the Trust has adopted a distribution plan. The Class R Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide, up to 0.50% (on an annualized basis) of the average daily net asset value of the Class R shares of the Funds.

Payments under the Class A Distribution and Servicing Plan, the Class A Distribution Plan, the Class B Distribution Plan, the Class C Distribution Plan and the Class R Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

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Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

With respect to a Fund’s Class B shares and Class C shares, the Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of the Class B shares and Class C shares, respectively, of the Funds.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended March 31, 2007

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Corporate Bond Portfolio
Distribution Fee	—	—	—	—
Service Fee	—	—	—	—

Mortgage- and Asset-Backed Portfolio
Distribution Fee	—	—	—	—
Service Fee	—	—	—	—

Short Term Bond Fund
Distribution Fee	—	$179,241	$147,037	—
Service Fee	$191,394	$59,747	$49,012	—

Total Return Bond Fund
Distribution Fee	—	$70,489	$18,991	—
Service Fee	$68,893	$23,496	$6,330	—

Short Term Municipal Bond Fund
Distribution Fee	—	$6,030	$151,629	—
Service Fee	$103,435	$2,010	$50,543	—

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Expense Limitations

The Advisor (or its predecessor) and/or the Distributor has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the table below.

Administration Fee Waiver and Fund Level Expense Commitments - Period ending July 31, 2008

Fund	Expense Commitments*	Administration Fee Waiver
Short Term Bond Fund	n/a	0.02%
Total Return Bond Fund**	0.60%	n/a
Short Term Municipal Bond Fund**	0.40%	n/a

*	Waivers of investment advisory and/or administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding distribution/shareholder servicing/shareholder administration fees and the Board approved class specific account expense relating to R Shares).
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

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The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director – E.J. Boudreau & Associates (consulting), through current	79	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	79	Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; Retired	79	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003; and Non-Executive Director & Chairman – Conseco, Inc. (insurance), from September 2004 through current	79	Director – Conseco, Inc. (insurance)

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President – Micco Corporation and Mickel Investment Group	79	Board Member – Piedmont Natural Gas

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Standing Committees

The Trust has three standing committees, including the Audit Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent public accountant)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent public accountants are responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent public accountants are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested” persons (as defined in the 1940 Act). The Audit Committee met on seven occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested” persons (as defined in the 1940 Act). The Governance Committee met on three occasions during the last fiscal year.

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The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. The Investment Committee members are all not “interested” persons (as defined in the 1940 Act). The Investment Committee met on six occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended March 31, 2007

Name of Trustee	Aggregate Compensation from the Trust (a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees
Edward J. Boudreau, Jr.	$94,614	$133,100	(b)
William P. Carmichael	$109,271	$153,750	(c)
Minor M. Shaw	$93,726	$132,000	(d)
R. Glenn Hilliard	$86,013	$121,000	(e)
William A. Hawkins	$96,368	$135,600	(f)

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board, which is included in the amounts shown.
(b)	Total compensation amount includes deferred compensation payable to Mr. Boudreau in the amount of: $30,688.
(c)	Total compensation amount includes deferred compensation payable to Mr. Carmichael in the amount of: $141,792.
(d)	Total compensation amount includes deferred compensation payable to Ms. Shaw in the amount of: $60,872.
(e)	Total compensation amount includes deferred compensation payable to Mr. Hilliard in the amount of: $111,594.
(f)	Total compensation amount includes deferred compensation payable to Mr. Hawkins in the amount of: $ -.

Columbia Funds Deferred Compensation Plan

Under the terms of the Columbia Funds Deferred Compensation Plan for Eligible Trustees (the Deferred Compensation Plan), each Trustee may elect, on an annual basis, to defer all or any portion of their compensation (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Columbia Funds. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Columbia Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee’s termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his/her deferral account, the balance of the deferral account will be distributed to his/her designated beneficiary in a lump sum as soon as practicable after the Trustee’s death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his/her deferral account, the balance of the amounts credited to his/her deferral account will be distributed to his/her designated beneficiaries over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

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Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio –A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

William P. Carmichael	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

Minor M. Shaw	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

R. Glenn Hilliard	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

William A. Hawkins	Corporate Bond Portfolio – A Mortgage- and Asset-Backed Portfolio – A Short Term Bond Fund – A Total Return Bond Fund – A Short Term Municipal Bond Fund – A	E

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The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years

Christopher L. Wilson (Born 1957)	President	2004

President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005;

Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000

Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President –

Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy

Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2006	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

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Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed	Principal Occupation(s) During the Past Five Years
Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007

Assistant General Counsel, Bank of America since

March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The

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Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

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Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the types and amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds
Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Corporate Bond Portfolio	$882	$904	$0
Mortgage- and Asset-Backed Portfolio	$1,710	$429	$0
Short Term Bond Fund	$2,503	$0	$0
Total Return Bond Fund	$10,448	$8594	$0
Short Term Municipal Bond Fund	$0	$0	$0

The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended March 31, 2005, 2006 and 2007.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended March 31, 2007, no Fund directed brokerage transactions.

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Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of March 31, 2007, the Funds owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of March 31, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
Corporate Bond Portfolio	Wachovia Corporation	$2,758,165
	Citigroup, Inc.	$1,730,275
	Morgan Stanley	$1,302,519
	HSBC Bank USA	$1,242,463
	Wells Fargo & Company	$943,160
	JPMorgan Chase Capital XVIII	$865,064
	Ameriprise Financial, Inc.	$620,614
	Citicorp	$588,208
	First Union National Bank	$487,725
	Prudential Funding LLC	$403,369
	Merrill Lynch & Co.	$307,763
	Citigroup Global Markets Holdings, Inc.	$212,164
	Hartford Financial Services Group, Inc.	$32,323

Mortgage- and Asset-Backed Portfolio	N/A	N/A

Short Term Bond Fund	Citigroup, Inc.	$9,838,470
	Wells Fargo & Company	$9,041,879
	JPMorgan & Co.	$8,361,160
	Merrill Lynch & Co., Inc.	$7,860,024
	Lehman Brothers Holding, Inc.	$6,250,162
	Credit Suisse First Boston USA, Inc.	$5,968,980
	Countrywide Home Loans, Inc.	$5,863,596
	Goldman Sachs Group, Inc.	$5,553,083
	Morgan Stanley	$5,290,553
	Marshall & Ilsley Corp.	$4,936,890
	U.S. Bancorp	$4,901,190
	Mellon Funding Corp.	$3,499,595
	JPMorgan Chase & Co.	$2,425,950
	Genworth Financial Inc.	$1,997,464
	Bank of New York Co., Inc.	$955,697
	BOAMS	$937,321

Total Return Bond Fund	Wachovia Corporation	$19,361,462
	Citigroup, Inc.	$13,797,621
	Wells Fargo & Company	$12,885,207
	Morgan Stanley	$10,384,947
	First Union National Bank	$7,577,954
	Citicorp	$7,058,490
	JPMorgan Chase & Co.	$7,023,488
	Prudential Funding LLC	$6,847,158
	HSBC Bank USA	$6,450,129
	JPMorgan Chase Capital XVIII	$6,102,350
	Ameriprise Financial, Inc.	$5,132,209
	Merrill Lynch & Co.	$2,949,399
	Citigroup Global Markets Holdings, Inc.	$2,583,352
	Marshall & Ilsley Corp.	$1,313,213
	E *Trade Financial Corp.	$305,225
	La Branche & Co., Inc.	$261,600

Short Term Municipal Bond Fund	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor pay significant amounts to certain financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries varies. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of September 1, 2005, the Board has authorized the Funds to pay up to 0.11% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

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Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

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The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

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Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Nesbitt Burns

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     Summit Bank

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Shares	Class A Shares	Class B Shares	Class C Shares	Class Z Shares
Corporate Bond Portfolio	✓
Mortgage- and Asset-Backed Portfolio	✓
Short Term Bond Fund		✓	✓	✓	✓
Total Return Bond Fund		✓	✓	✓	✓
Short Term Municipal Bond Fund		✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Funds are entitled to receive any dividends or other distributions declared for the Funds. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

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Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

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•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

Investors investing all or a portion of the proceeds received in connection with the liquidation of Colonial Insured Municipal Fund may purchase Class A shares with such proceeds without paying a front-end sales charge, provided that the proceeds are invested in Class A shares of the funds within 90 days of May 25, 2007, the record date for the liquidating distribution (i.e., by August 23, 2007). To purchase Class A shares of the funds without a front-end load, investors must notify the Fund's transfer agent, Columbia Management Services, Inc., at or prior to the time of purchase, that such purchase of Class A shares of the funds represents all or a portion of the investor's proceeds received from the liquidation of Colonial Insured Municipal Fund.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

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Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Funds’ discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

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Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments,

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including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term

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“outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses for that year), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss

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in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities described above) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on

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whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a

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Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash.

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Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

All distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the

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Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of “qualified dividend income.”

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN), fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding or has underreported dividend or interest income, or if the IRS notifies a Fund that the shareholder’s

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TIN is incorrect or that the shareholder is subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008, distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the capital gain distribution and certain other conditions are met; or (iii) the Fund

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shares on which the foreign shareholder realized gain constitute U.S. real property interests or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Special tax rules apply to distributions that a “qualified investment entity” (a “QIE”) pays to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of “U.S. real property interests” (a “USRPI Distribution”). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a “U.S. real property holding corporation” (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interest in domestically-controlled regulated investment companies and REITs). Under the code, a “U.S. real property holding corporation” is any corporation that holds (or held during the previous five-year period) USRPIs (defined as U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations”) with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period and (ii) a regulated investment company’s interests in domestically controlled U.S. REITs and, through December 31, 2007, other regulated investment companies, each a “domestically controlled qualified investment entity” that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the regulated investment company was in existence, less than 50% in value of its stock was held directly or indirectly by foreign persons.

Where a foreign shareholder has owned more than 5% of a class of shares of the Fund (to the extent it is a QIE) during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund (to the extent it is a QIE), a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a capital gain dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If the Fund is a QIE and makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a “lower-tier” REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the “lower-tier” REIT or regulated investment company.

In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a “wash sale transaction”), the foreign shareholder may be treated as having gain from the sale or exchange of a U.S. real property interest, which may be subject to the U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described above. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

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Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 29, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund / Share Class	Shareholder Account Registration	Share Balance	Percent of Class
Corporate Bond Portfolio – Shares	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	7,294,150	97.75

Mortgage- and Asset-Backed Portfolio – Shares	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	13,798,521	95.50

Total Return Bond Fund – Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	226,718	9.01

Total Return Bond Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	86,190	38.96

Total Return Bond Fund – Class C	NFS LLC FEBO BRIDGET A CARLEY 51 CARMEN RD HARRINGTON PARK NJ 07640-1851	12,086	5.46

Total Return Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	136,549,694	70.41

Total Return Bond Fund – Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE, LCC/4S BOSTON MA 02111-1724	30,742,114	15.85

Short Term Bond Fund – Class A	NFS LLC FEBO BURGESS PIGMENT CO PO BOX 349 SANDERSVILLE GA 31082-0349	535,385	6.68

Short Term Bond Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	182,734	10.82

Short Term Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	58,731,118	68.86

Short Term Bond Fund – Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL INCOME & GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE, LCC/4S BOSTON MA 02111-1724	6,255,571	7.33

Short Term Municipal Bond Fund – Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	214,055	6.74

Short Term Municipal Bond Fund – Class A	NFS LLC FEBO ELIZABETH FENTRESS GOODWIN 29 FAIRWAY LN GREENWICH CT 06830-4011	162,440	5.11

Short Term Municipal Bond Fund – Class A	NFS LLC FEBO EL CAMINO ASSC A PARTNERSHIP ATT CHARLES CARLISE 2400 E MISSOURI AVE # 7370 PHOENIX AZ 85016-3106	190,879	6.01

Short Term Municipal Bond Fund – Class B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12,239	18.50

Short Term Municipal Bond Fund – Class B	NFS LLC FEBO KATHLYN C KEOGH 7729 NEWPORT AVE NORFOLK VA 23505-2305	7,483	11.31

Short Term Municipal Bond Fund – Class B	NFS LLC FEBO THE ROSE ROTHBERG REV LI TR R ROTHBERG, SAMUEL ROTHBER TTEE 15107 INTERLACHEN DRIVE APT 820 SILVER SPRING MD 20906-5633	7,355	11.12

Short Term Municipal Bond Fund – Class B	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	3,542	5.35

Short Term Municipal Bond Fund – Class B	NFS LLC FEBO EDWIN C GLASSELL DEBORAH C GLASSELL 308 FAIRWAY DR CLARKSVILLE TN 37043-4729	6,627	10.02

Short Term Municipal Bond Fund – Class B	NFS LLC FEBO KEVIN W BARR FRANCINE BARR 4705 TRAIL WYND CT GLEN ALLEN VA 23059-2532	4,673	7.06

Short Term Municipal Bond Fund – Class B	NFS LLC FEBO DARRELL C REED MAUREEN O REED 4681 SHELBURNE RD RADFORD VA 24141-8057	4,390	6.63

Short Term Municipal Bond Fund – Class B	SIDNEY MORRIS 3605 BERMUDA RUN DR VALDOSTA GA 31605-1082	3.339	5.05

Short Term Municipal Bond Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	448,543	28.65

Short Term Municipal Bond Fund – Class C	NFS LLC FEBO SHEILA FETZER EX ESTATE OF ROBERT FETZER PO BOX 348 REDWOOD VLY CA 95470-0348	166,038	10.60

Short Term Municipal Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	34,552,587	97.39

As of June 29, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percent of Fund
Corporate Bond Portfolio	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	7,294,150	97.75%

Mortgage- and Asset-Backed Portfolio	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	13,798,521	95.50%

Short Term Bond Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	58,731,118	60.65%

Total Return Bond Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	136,549,694	69.14%

Short Term Municipal Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	34,552,587	85.77%

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APPENDIX A—DESCRIPTION OF SECURITY RATINGS

S&P

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

•	AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

•	AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

•

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

•

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

•

BB, Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

•

B, Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

•

To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the two highest ratings used by S&P for short-term municipal notes.

•	SP-1 - Indicates strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a “plus” (+) designation.

•	SP-2 - Indicates satisfactory capacity to pay principal and interest.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, however, the relative degree of safety is not as high as for issues designated A-1.

Moody’s

The following summarizes the highest six ratings used by Moody’s for corporate and municipal bonds. The first four denote investment grade securities.

•

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

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•

A - Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•

Baa - Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

•

B - Bond rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

The following summarizes the two highest ratings used by Moody’s for short-term municipal notes and variable-rate demand obligations:

•

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•	MIG-2/VMIG-2 - Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

•

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

•

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

•

A - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

•

BBB - Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

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•

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

•	F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

•	F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

•

F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

For commercial paper, Fitch uses the short-term debt ratings described above.

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APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) - Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

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Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B - Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

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III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

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4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

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•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

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CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

¡	Established governance standards and guidelines.

¡	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

¡	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

¡

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

¡

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

¡

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

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•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

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•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

¡	Whether the company has attained benefits from being publicly traded.

¡	Cash-out value

¡	Balanced interests of continuing vs. cashed-out shareholders

¡	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B-9

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

¡	Credible reason exists to question:

■	The auditor’s independence, as determined by applicable regulatory requirements.

■	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

¡

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

B-10

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

B-11

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

B-12

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

B-13

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

¡	Change, without shareholder approval the domicile of the fund

¡	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

B-14

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group [2]?

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

B-15

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

            FOR

            AGAINST

            WITHHOLD

            ABSTAIN

Brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

B-16

APPENDIX B

PRO FORMA FINANCIAL STATEMENTS

Introductory Note to Pro Forma Financial Information

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Acquired Fund and the Acquiring Fund included or incorporated herein by reference in the Statement of Additional Information.

B-1

PRO - FORMA COMBINING INVESTMENT PORTFOLIO

September 30, 2007 (Unaudited)

					Short-Term Tax-Exempt Securities Fund Acquired Fund		Columbia Short Term Municipal Bond Fund Acquiring Fund		Pro Forma Combined
	Rate (%)	Maturity			Par	Market Value	Par	Market Value	Par	Market Value
Municipal Bonds				98.8%
Education				12.3%
Education				11.3%
FL Board of Education
Series 2003 I	5.000	6/1/10			—	—	9,420,000	9,770,047	9,420,000	9,770,047
FL Palm Beach County School Board
Series 2002 E, Insured:AMBAC	5.250	8/1/12			—	—	7,625,000	8,147,617	7,625,000	8,147,617
FL Pasco County School District Sales Tax Revenue
Series 2007, Insured: FSA	5.000	10/1/10			—	—	4,500,000	4,687,200	4,500,000	4,687,200
FL University Athletic Association, Inc.
Series 2006	3.800	10/1/31	(a)		—	—	3,510,000	3,518,284	3,510,000	3,518,284
FL St Lucie County School District Sales Tax Revenue
Series 2006 Insured: FGIC	5.000	10/1/09			—	—	1,000,000	1,029,430	1,000,000	1,029,430
MI Municipal Bond Authority
Series 2002	5.250	6/1/09			—	—	7,500,000	7,715,025	7,500,000	7,715,025
MO St. Louis County Rockwwood School District Number R-6
Series 2001	5.250	2/1/11			—	—	3,500,000	3,689,140	3,500,000	3,689,140
NV Clark County School District
Series 2003 D, Insured: MBIA	5.250	6/15/10			—	—	4,000,000	4,175,280	4,000,000	4,175,280
PA University Pittsburgh of The Commonwealth Systems of Higher Education
Panthers Series 2007	5.000	8/1/10			—	—	3,500,000	3,633,315	3,500,000	3,633,315
SC Educational Facilities Authority
Wofford College, Series 2007 B	3.880	4/1/27	(a)		—	—	4,680,000	4,683,276	4,680,000	4,683,276
TX University of Texas Permanent University Fund
Series 2006	5.000	7/1/09			—	—	5,795,000	5,944,685	5,795,000	5,944,685

Education Total						—		56,993,299		56,993,299

Prep School				1.0%
TX Red River Parish Day School
Series 2001 A, LOC:Allied Irish Bank PLC	3.100	12/1/31	(a)		—	—	5,000,000	4,988,850	5,000,000	4,988,850

Prep School Total						—		4,988,850		4,988,850

Education Total						—		61,982,149		61,982,149

Health Care				0.3%
Nursing Homes				0.3%
CO Health Facilities Authority
Evangelical Lutheran Foundation, Series 2004 B	3.750	6/1/34	(a)		—	—	1,500,000	1,491,330	1,500,000	1,491,330

Nursing Home Total						—		1,491,330		1,491,330

Health Care Total						—		1,491,330		1,491,330

Housing				7.9%
Assisted Living/Senior				0.8%
TN Memphis Health Educational & Housing Facility Board
Uptown Senior Housing Development, Series 2006, AMT, GTY AGMT:Transamerica Life Insurance	4.370	5/3/10	(a)		—	—	4,000,000	4,000,000	4,000,000	4,000,000

Assisted Living/Senior Total						—		4,000,000		4,000,000

Multi-Family				3.9%
GA Clayton County Housing Authority
GCC Ventures LLC, Series 2001, Guarantor: FNMA	4.350	12/1/31	(a)		—	—	3,190,000	3,261,839	3,190,000	3,261,839
Illinois State Housing Development Authority
Series G	3.700	7/1/08			890,000	890,160	—	—	890,000	890,160
Series G	3.850	1/1/09			800,000	801,232	—	—	800,000	801,232
Series G	3.900	1/1/10			1,810,000	1,813,801	—	—	1,810,000	1,813,801
KS Development Finance Authority
Series 2004 F, Insured: AMBAC	5.250	10/1/11			—	—	2,250,000	2,392,605	2,250,000	2,392,605
KY Housing Corp.
Clarksdale Rental III Limited, Series 2007, AMT
LOC: JPMorgan Chase Bank	4.000	9/1/09			—	—	4,400,000	4,413,904	4,400,000	4,413,904
LA Housing Finance Agency
Series 2006, AMT, GTY AGMT:Depfa Bank PLC	4.445	12/1/37	(a)		—	—	5,300,000	5,300,000	5,300,000	5,300,000
Series 2006, AMT, GTY AGMT:Depfa Bank PLC	4.453	12/1/41	(a)		—	—	1,000,000	1,000,000	1,000,000	1,000,000

Multi-Family Total						3,505,193		16,368,348		19,873,541

Single-Family				3.2%
ND Housing Finance Agency Revenue
Home Mortgage Finance, Series 2007 C, AMT	4.250	10/8/08			—	—	10,000,000	10,055,900	10,000,000	10,055,900
NY Mortgage Agency
Series 2006 136	3.980	10/1/17	(a)		—	—	3,000,000	3,005,760	3,000,000	3,005,760
VT Housing Finance Agency
Series 2006 B, AMT, GTY AGMT:Trinity Plus Funding Co.	3.800	11/1/07			—	—	3,000,000	3,000,090	3,000,000	3,000,090

Single-Family Total						—		16,061,750		16,061,750

Housing Total						3,505,193		36,430,098		39,935,291

Industrials				2.0%
Oil & Gas Services				2.0%
GA Main Street Natural Gas, Inc.
Series 2007 B, LOC: Merrill Lynch & Co., Inc.	5.000	3/15/09			—	—	5,000,000	5,075,300	5,000,000	5,075,300
TX Municipal Gas Acquisition & Supply Corp. II Gas Supply Revenue
Series 2007, AMT	4.215	9/15/10	(a)		—	—	5,000,000	4,959,800	5,000,000	4,959,800

Oil & Gas Services Total								10,035,100		10,035,100

Industrials Total						—		10,035,100		10,035,100

Other				18.6%
Other				3.4%
VA Fairfax County, Virginia
Refunding & Public Improvement, Series A	5.250	4/1/08			5,000,000	5,045,450	—	—	5,000,000	5,045,450
NY Troy Industrial Development Authority Civic Facility Revenue Bond
Rensselaer Polytech, Series E, (XLCA), (Mandatory Put 9/1/11 @ 100)	4.050	4/1/37			2,500,000	2,533,450	—	—	2,500,000	2,533,450
DE University of Delaware Rvenue Bonds
Series B	4.120	11/1/26			2,890,000	2,890,000	—	—	2,890,000	2,890,000
OH State Air Quality Development Authority
Ohio Edison Co., Series C (Wachovia Bank N.A.)	4.000	6/1/23	(a)		1,600,000	1,600,000	—	—	1,600,000	1,600,000
Puerto Rico Convention Center District Authority
Hotel Occupancy Tax Revenue Bonds, Series A	5.000	7/1/11			1,250,000	1,304,225	—	—	1,250,000	1,304,225
Southeastern VA Public Services Authority
Revenue Bonds, Series A, (MBIA)	5.250	7/1/10			3,000,000	3,135,120	—	—	3,000,000	3,135,120
TX Gulf Coast Waste Disposal Authority Polution Control
Revenue Bonds	4.000	10/1/17			700,000	700,000	—	—	700,000	700,000

Other Total						17,208,245		—		17,208,245

Pool/Bond Bank				0.6%
FL St. Petersburg Public Improvement Revenue
Series 2001, Insured:MBIA	5.000	2/1/10			—	—	3,035,000	3,134,275	3,035,000	3,134,275

Pool/Bond Bank Total						—		3,134,275		3,134,275

Refunded/Escrowed (b)				13.3%
AL Daphne Special Care Facilities Financing Authority
Series 1988 A, Pre-refunded 08/15/08	0.000	8/15/28	(c)		—	—	2,700,000	2,615,598	2,700,000	2,615,598
CA Statewide Communities Development Authority
Corp. Fund for Housing, Series 1999 A, Pre-refunded 12/01/09	6.500	12/1/29			—	—	12,065,000	13,051,796	12,065,000	13,051,796
GA State
Series 1994 B, Escrowed to Maturity	5.250	3/1/09			—	—	100,000	102,493	100,000	102,493

					Short-Term Tax-Exempt Securities Fund Acquired Fund		Columbia Short Term Municipal Bond Fund Acquiring Fund		Pro Forma Combined
	Rate (%)	Maturity			Par	Market Value	Par	Market Value	Par	Market Value
GA Atlanta Airport Facilities
Series 2000 A, Pre-refunded 01/01/10, Insured:FGIC	5.600	1/1/30			—	—	6,955,000	7,328,762	6,955,000	7,328,762
IL Chicago
Sales Tax Revenue Bonds, (FGIC), Pre-refunded 01/01/09 @ 101	5.380	1/1/30			4,565,000	4,714,640	—	—	4,565,000	4,714,640
LA State
Series 2000 A, Pre-refunded 11/15/10, Insured:FGIC	5.250	11/15/17			—	—	5,005,000	5,256,301	5,005,000	5,256,301
MO State Board of Public Buildings
Series 2001 B, Escrowed to Maturity	5.000	12/1/07			—	—	180,000	180,409	180,000	180,409
MS State
Capital Improvements, Series 2002, Pre-refunded 11/01/12, Insured: FGIC	5.250	11/1/13			—	—	7,925,000	8,524,288	7,925,000	8,524,288
NY New York City Transitional Finance Authority
Revenue Bonds, Series A, Escrowed to Maturity	5.000	11/1/07			4,030,000	4,034,796	—	—	4,030,000	4,034,796
OK Development Finance Authority
Hillcrest Health Medical Center, Series 1999, Pre-refunded 08/15/09	5.625	8/15/29			—	—	14,500,000	15,180,485	14,500,000	15,180,485
SC Greenville County School District
Series 2002, Pre-refunded 12/01/12	5.875	12/1/12			—	—	5,475,000	6,100,792	5,475,000	6,100,792
TX North Texas Tollway Authority
Series 2003 C, Pre-refunded 07/01/08, Insured: FSA	5.000	1/1/18	(a)		—	—	45,000	45,502	45,000	45,502

Refunded/Escrowed Total					—	8,749,436		58,386,426		67,135,862

Tobacco				1.3%
AL 21st Century Authority
Series 2001	5.250	12/1/07			—	—	2,000,000	2,002,760	2,000,000	2,002,760
NJ State Tobacco Settlement Financing Corp.
Series 1A	4.130	6/1/10			2,000,000	1,983,180	—	—	2,000,000	1,983,180
VA Tobacco Settlement Financing Corp. Revenue Bond
Series 2005	4.000	6/1/13			—	—	2,471,000	2,473,768	2,471,000	2,473,768

Tobacco Total					—	1,983,180		4,476,528	—	6,459,708

Other Total						27,940,861		65,997,229	—	93,938,090

Tax-Backed				27.3%
Local Appropriated				9.1%
DC Certificates of Participation
Series 2006	5.000	1/1/08			—	—	2,570,000	2,579,201	2,570,000	2,579,201
MN City of Minneapolis
Series 2007	5.000	12/1/08			—	—	5,000,000	5,088,850	5,000,000	5,088,850
FL Hurricane Catastrophe Fund
Series 2006 A	5.000	7/1/10			—	—	18,450,000	19,096,857	18,450,000	19,096,857
OR Department of Administrative Services
Series 2002 B, Insured: FSA	5.250	5/1/15			—	—	6,020,000	6,413,106	6,020,000	6,413,106
Series 2002 B, Insured: MBIA	5.250	5/1/16			—	—	6,085,000	6,482,351	6,085,000	6,482,351
Series 2004 A, Insured: FSA	5.000	4/1/11			—	—	5,010,000	5,252,684	5,010,000	5,252,684
SC Town of Newberry
Series 2005	4.000	12/1/08			—	—	300,000	299,508	300,000	299,508
Series 2005	5.000	12/1/09			—	—	600,000	610,968	600,000	610,968

Local Appropriated Total						—		45,823,525		45,823,525

Local General Obligations				2.9%
MD County of Prince Georges
Series 2006	5.000	9/15/10			—	—	4,900,000	5,109,377	4,900,000	5,109,377
TN Memphis
Series B, (MBIA)	5.000	11/1/08			5,035,000	5,118,833	—	—	5,035,000	5,118,833
TX Montgomery County
Series B, (FSA), (Mandatory Put 9/1/08 @ 100)	5.000	3/1/28			2,000,000	2,027,120	—	—	2,000,000	2,027,120
TX Montgomery County
Series B, (FSA), (Mandatory Put 9/1/10 @ 100)	5.000	3/1/29			2,500,000	2,585,650	—	—	2,500,000	2,585,650

Local General Obligations Total						9,731,603		5,109,377		14,840,980

Special Non-Property Tax				1.4%
AR Fayetteville
Series 2005 B, Insured:MBIA	4.000	12/1/11			—	—	6,830,000	6,942,695	6,830,000	6,942,695

Special Non-Property Tax Total						—		6,942,695		6,942,695

State General Obligations				13.9%
CA State
General Obligation Bonds	5.000	6/1/08			6,000,000	6,060,060	—	—	6,000,000	6,060,060
GA State
Series 1994 B	5.250	3/1/09			—	—	4,900,000	5,022,843	4,900,000	5,022,843
NJ State
Series 2002, Insured:FGIC	5.250	8/1/09			—	—	8,415,000	8,685,711	8,415,000	8,685,711
OR State
Series 2003	3.742	6/1/08			—	—	2,000,000	1,987,040	2,000,000	1,987,040
PA State
Series 2002, Insured:FSA	5.000	5/1/10			—	—	10,000,000	10,368,200	10,000,000	10,368,200
PR Commonwealth of Puerto Rico
Series 2002 C	5.250	7/1/08			—	—	6,470,000	6,548,287	6,470,000	6,548,287
Series 2003 C	5.000	7/1/18	(a)		—	—	14,875,000	15,015,271	14,875,000	15,015,271
WA State
Series 2007 C	5.000	1/1/10			—	—	8,455,000	8,718,373	8,455,000	8,718,373
Series 2007 D	4.500	1/1/10			—	—	7,400,000	7,550,886	7,400,000	7,550,886

State General Obligations Total						6,060,060		63,896,611		69,956,671

Tax-Backed Total						15,791,663		121,772,208		137,563,871

Transportation				17.6%
Air Transportation				3.1%
DC Washington Metropolitan Airport Authority
Series 2007 B, AMT Insured: AMBAC	5.000	10/1/11			—	—	5,000,000	5,228,700	5,000,000	5,228,700
OH Dayton Special Facilities
Air Freight Corp., Series 1996 D, AMT	6.200	10/1/09			—	—	2,575,000	2,697,879	2,575,000	2,697,879
OH Dayton
Emery Air Freight Corp., Series 1996 E	6.050	10/1/09			—	—	2,000,000	2,093,160	2,000,000	2,093,160
Emery Air Freight Corp., Series 1996 F	6.050	10/1/09			—	—	3,000,000	3,139,740	3,000,000	3,139,740
TN Memphis Shelby County Airport Authority
FedEx Corp., Series 2001	5.000	9/1/09			—	—	2,310,000	2,349,755	2,310,000	2,349,755

Air Transportation Total						—		15,509,234		15,509,234

Airports				5.1%
FL Broward County Airport Systems Revenue
Series 1998 G, AMT Insured: AMBAC	4.500	10/1/11			—	—	3,300,000	3,354,087	3,300,000	3,354,087
KY Lexington-Fayette Urban County Airport Corp.
Series 1998 A, AMT, Insured: MBIA
LOC: Dexia Credit Local, SPA: Cedit Local De France	3.580	7/1/28	(a)		—	—	2,400,000	2,400,000	2,400,000	2,400,000
NV Clark County Airport
Series 2006 A, Insured:AMBAC	5.000	7/1/10			—	—	6,750,000	6,992,055	6,750,000	6,992,055
PA Philadelphia Industrial Development Authority
Series 1998 A, AMT, Insured: FGIC	5.250	7/1/09			—	—	3,410,000	3,482,906	3,410,000	3,482,906
Series 1998 A, AMT, Insured: FGIC	5.250	7/1/12			—	—	5,000,000	5,096,300	5,000,000	5,096,300
Series 2001 A, AMT Insured: FGIC	5.250	7/1/09			—	—	4,085,000	4,196,520	4,085,000	4,196,520

Airports Total						—		25,521,868		25,521,868

Other				3.8%
NY State Metropolitan Transportation Authority
Series H	5.250	11/15/10			6,000,000	6,299,460	—	—	6,000,000	6,299,460
NY State Triborough Bridge & Tunnel Authority
Revenue Bonds, (MBIA-IBC-BNY)	6.000	1/1/11			5,000,000	5,371,900	—	—	5,000,000	5,371,900
SC State Transportation Infrastructure
Bank Revenue Bonds, Series A, (AMBAC)	5.000	10/1/09			3,995,000	4,114,131	—	—	3,995,000	4,114,131
TX State Transportation Commission
Revenue Bonds, First Tier, Series A	5.000	4/1/12			3,000,000	3,173,340	—	—	3,000,000	3,173,340

Other Total						18,958,831		—		18,958,831

					Short-Term Tax-Exempt Securities Fund Acquired Fund			Columbia Short Term Municipal Bond Fund Acquiring Fund			Pro Forma Combined
	Rate (%)	Maturity			Par	Market Value		Par	Market Value		Par	Market Value
Ports				1.0%
NY Ports Authority of New York & New Jersey
Series 2001, AMT	5.000	8/1/08			—	—		4,875,000	4,930,868		4,875,000	4,930,868

Ports Total						—			4,930,868			4,930,868

Toll Facilities				2.0%
KY Turnpike Authority
Series 2004 A, Insured: FGIC	5.000	7/1/10			—	—		5,000,000	5,192,650		5,000,000	5,192,650
LA Transportation Authority
Series 2005	5.000	9/1/09			—	—		5,000,000	5,121,450		5,000,000	5,121,450

Toll Facilities Total						—			10,314,100			10,314,100

Cash Equivalent Securities				2.7%
AL Columbia Industrial Development Board Pollution Control Revenue Bonds
Series A	4.040	5/1/22	(a)		2,700,000	2,700,000		—	—		2,700,000	2,700,000
MI Development Finance Board Revenue Bonds
The Nelson Gallery Foundation
Series B, (MBIA) SPA: JPMorgan Chase Bank	4.040	12/1/31	(a)		2,000,000	2,000,000		—	—		2,000,000	2,000,000
MO University of Missouri Systems Facilities Revenue Bonds
Series B	4.000	11/1/35	(a)		4,500,000	4,500,000		—	—		4,500,000	4,500,000
AK Valdez Marine Terminal Revenue Bonds, Exxon Pipeline Co.
Series B	3.930	12/1/33	(a)		4,300,000	4,300,000		—	—		4,300,000	4,300,000

Cash Equivalent Securities Total						13,500,000			—			13,500,000

Transportation Total						32,458,831			56,276,070			88,734,901
Utilities				12.8%
Investor Owned				1.6%
NH Business Finance Authority
UIL Holdings Corp., Series 1999, AMT, Insured:AMBAC	3.250	12/1/29	(a)		—	—		3,000,000	2,995,290		3,000,000	2,995,290
OH Hamilton County Local District
Cinergy Corp., Series 1998, AMT	4.600	6/1/23	(a)		—	—		5,000,000	4,983,150		5,000,000	4,983,150

Investor Owned Total						—			7,978,440			7,978,440

Municipal Electric				6.9%
FL City of Palm Bay
Series 2002, Insured:FSA	5.250	10/1/09			—	—		915,000	929,256		915,000	929,256
FL Kissimmee Utility Authority
Series 2001 B, Insured: AMBAC	5.000	10/1/14			—	—		7,195,000	7,545,900		7,195,000	7,545,900
IN Angola Economic Development Revenue
Pine Manor, Inc. Series 2003, AMT, LOC: National City Bank of Indiana	3.980	8/1/23	(a)		—	—		2,900,000	2,900,000		2,900,000	2,900,000
OH American Municipal Power, Inc.
Series 2007 A, GTY AGMT: Goldman Sachs Group, Inc.	5.000	2/1/10			—	—		3,000,000	3,082,500		3,000,000	3,082,500
TX Sam Rayburn Municipal Power Agency
Series 2002	5.000	10/1/07			—	—		3,265,000	3,265,098		3,265,000	3,265,098
WA Energy Northwest
Series 2006 A	5.000	7/1/09			—	—		16,690,000	17,115,261		16,690,000	17,115,261

Municipal Electric Total						—			34,838,015			34,838,015

Other				3.9%
FL Jacksonville
Electric Authority Revenue Bonds, Series 18	5.000	10/1/08			3,850,000	3,906,710		—	—		3,850,000	3,906,710
FL Reedy Creek Improvement District
Utilities Revenue Bonds, Series 2, (MBIA)	5.250	10/1/10			3,000,000	3,145,170		—	—		3,000,000	3,145,170
NV Reno Hospital Revenue Bonds, Renown Regional Medical Center
Series A	5.000	6/1/11			650,000	671,145		—	—		650,000	671,145
Series A	5.000	6/1/12			815,000	845,872		—	—		815,000	845,872
Series A	5.000	6/1/13			500,000	521,265		—	—		500,000	521,265
TN State Energy Acquisition Corp.
Gas Revenue Bonds, Series A	5.000	9/1/09			3,750,000	3,824,288		—	—		3,750,000	3,824,288
TX San Antonio Electric & Gas Systems
Series A	5.000	2/1/10			5,000,000	5,160,150		—	—		5,000,000	5,160,150
TX State Municipal Gas Acquisition & Supply Corp.
Gas Supply Revenue Bonds, Senior Lien, Series A	5.000	12/15/10			1,500,000	1,542,900		—	—		1,500,000	1,542,900

Other Total						19,617,500			—			19,617,500

Water & Sewer				0.5%
MS Business Finance Corp.,
Waste Management, Inc., Series 2002, AMT	4.400	3/1/27	(a)		—	—		2,375,000	2,345,977		2,375,000	2,345,977

Water & Sewer Total						—			2,345,977			2,345,977

Utilities Total						19,617,500			45,162,432			64,779,932
Total Municipal Bonds						99,314,048			399,146,616			498,460,664

					Shares			Shares			Shares
Investment Company				0.0%
BlackRock Muni Fund					97,163	97,163					97,163	97,163
Dreyfus Tax Exempt Cash Fund					1	1					1	1
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 3.660%)		(d	)(e)		—	—		89,000	89,000		89,000	89,000

Total Investment Company						97,164			89,000			186,164

Short-Term Obligation				0.1%
Variable Rate Demend Note
FL Palm Beach County Florida Water & Sewer
Series 1985, Insured: AMBAC, SPA: Wachovia Bank N.A.	3.93	10/1/11	(a)					600,000	600,000		600,000	600,000

Total Short-Term Obligation									600,000			600,000

											Pro Forma Adjustment
Total Investments				98.9%		99,411,212			399,835,616			499,246,828
Other Assets & Liabilities, net				1.1%		1,270,316			4,153,996		$(37,074)	5,387,238

Net Assets				100.0%		$100,681,528			$403,989,612		$(37,074)	$504,634,066

Investments at cost						$99,317,198	(f)		$398,354,164	(g)		$497,671.812	(h)

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.

(b)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)	Zero coupon bond.

(d)	Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(e)	Investments in affiliates during this period ended September 30, 2007:
Security	name: Columbia Tax-Exempt Reserves, Capital Class (7 day net yield of 3.660%)

Shares as of 3/3/07:	2,397,000
Shares Purchased:	62,991,426
Shares Sold:	(65,299,426)
Shares as of 09/30/07:	89,000
Net Realized gain/loss:	$—
Dividend in come earned:	$36,571
Value at end of period:	$89,000

(f)	Cost for federal income tax purposes is $99,317,198

(g)	Cost for federal income tax purposes is $398,354,164

(h)	Cost for federal income tax purposes is $497,671,812

Acronym

AMBAC - Ambac Assurance Corp.

AMT - Alternative Minimum Tax

FGIC - Financial Guaranty Insurance Co.

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance, Inc.

GTY AGMT - Guaranty Agreement

LOC - Letter of Credit

MBIA - MBIA Insurance Corp.

SPA - Standby Purchase Agreement

PRO-FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of September 30, 2007 (Unaudited)

	Short-Term Tax-Exempt Securities Fund	Columbia Short-Term Municipal Bond Fund	Pro Forma		Pro Forma
	Acquired Fund	Acquiring Fund	Adjustments		Combined
Assets:
Unaffiliated investments, at cost	$99,317,198	$398,265,614			$398,265,614
Affiliated investments, at cost		$89,000			$99,406,198

Total investments, at cost	99,317,198	398,354,614			497,671,812
Unaffiliated investments, at value (including securities on loan of $62,531,764	99,411,212	399,746,616			499,157,828
Affiliated investments, at value	—	89,000			89,000
Total investments, at value	99,411,212	399,835,616			499,246,828
Cash	—	103			103
Receivable for:					—
Fund shares sold	250,812	845,531			1,096,343
Interest	1,334,024	5,268,980			6,603,004
Dividends	1,322	—			1,322
Dividends from affiliates	—	1,406			1,406
Expense reimbursement due from Investment Advisor and/or its affiliates	22,584	44,568			67,152
Prepaid expenses	5,552	—			5,552

Total Assets	101,025,506	405,996,204			507,021,710

Liabilities:
Payable for:
Fund shares redeemed	9,361	600,920			610,281
Distributions	224,605	1,024,012			1,248,617
Investment advisory fee	24,798	101,651			126,449
Administration fee	5,987	41,959			47,946
Transfer agent fee	2,887	12,690			15,577
Pricing and bookkeeping fees	2,689	14,401			17,090
Trustees’ fees	—	74,582			74,582
Distribution and service fees	—	19,375			19,375
Custody fee	304	7,389			7,693
Legal fee	14,626	59,863			74,489
Registration fee	8,579	173			8,752
Shareholder servicing fee	25,833	—			25,833
Other liabilities	24,309	49,577	37,074	(d)	110,960

Total Liabilities	343,978	2,006,592	37,074		2,387,644

Net Assets	$100,681,528	$403,989,612	$(37,074)		$504,634,066

Net assets consist of:
Paid-in capital in excess of par value	$103,434,847	$410,915,921			$514,350,768
Undistributed (overdistributed) net investment income	—	86,333	(37,074	)(d)	49,259
Accumulated net realized gain (loss)	(2,847,333)	(8,493,644)			(11,340,977)
Unrealized appreciation (depreciation) on:
Investments	94,014	1,481,002			1,575,016
Futures	—	—			—

Net Assets	$100,681,528	$403,989,612	$(37,074)	(d)	$504,634,066

Class A:
Net assets	$—	$29,215,713			$29,215,713
Shares outstanding	—	2,865,487			2,865,487
Net asset value per share (a)	$—	$10.20			$10.20
Maximum sales charge	—	1.00%			1.00%

Maximum offering price per share (b)	$—	$10.30			$10.30

Class B:
Net assets	$—	$677,989			$677,989
Shares outstanding	—	66,498			66,498

Net asset value per share (a)	$—	$10.20			$10.20

Class C:
Net assets	$—	$13,962,455			$13,962,455
Shares outstanding	—	1,369,447			1,369,447

Net asset value per share (a)	$—	$10.20			$10.20

Class Z:
Net assets	$—	$360,133,455	$100,644,454	(d)	$460,777,909
Shares outstanding	—	35,325,369	9,872,181	(c)	45,197,550

Net asset value per share (a)	$—	$10.19			$10.19

Shares:
Net assets	$100,681,528	$—	$(100,681,528)		$—
Number of shares outstanding	14,148,747	—	(14,148,747)		—

Net asset value and redemption price per share	$7.12	$—			$—

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Shares Class shares of Short-Term Tax-Exempt Fund are exchanged for Class Z shares of Columbia Short-Term Municipal Bond Fund based on the net asset value per share of Columbia Short Term Municipal Bond Fund Trust Class shares at the time of the merger.

(d)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $37,074 and $0 to be borne by the Short Tax Exempt Securities Fund and Columbia Short Term Muni Bond Fund, respectively.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS

For the Twelve Months September 30, 2007 (Unaudited)

	Excelsior Short-Term Tax-Exempt Securities Fund	Columbia Short-Term Municipal Bond Fund	Pro forma Adjustments	Columbia Short-Term Municipal Bond Fund Pro forma combined
Investment Income:
Interest	$3,749,266	$15,854,867		$19,604,133
Interest from affiliates	—	277,070		277,070
Dividends	11,133			11,133

Total Investment Income	3,760,399	16,131,937		19,892,336

Expenses:
Investment advisory fee	317,328	1,286,116	(17,398)	1,586,046	(a)
Administration fee	157,053	525,121	1,291	683,465	(a)
Distribution fee:
Class B	—	5,406	—	5,406
Class C	—	127,764	—	127,764
Shareholder service fee:
Class A	—	85,805	—	85,805
Class B	—	1,802	—	1,802
Class C	—	42,588	—	42,588
Shares	264,343	—	(264,343)	—	(b)
Transfer agent fee	19,008	1,042	16,539	36,589	(c)
Pricing and bookkeeping fees	8,067	126,401	781	135,249	(a)
Audit and legal fees	25,720	107,671	(20,453)	112,938	(d)
Trustees’ fees	15,633	21,278	(15,633)	21,278	(d)
Custody fee	12,510	23,895	(10,545)	25,860	(d)
Chief compliance officer expenses	—	5,752	—	5,752
Other expenses	43,037	94,576	(33,126)	104,487	(d)

Expenses before interest expense	862,699	2,455,217	(342,887)	2,975,029

Interest expense	—	374	—	374

Total Expenses	862,699	2,455,591	(342,887)	2,975,403

Expenses waived/reimbursed by Administrator	(215,324)	(473,228)	688,552	—	(a)
Fees waived by Investment Advisor	(13,009)	—	(554,632)	(567,641	)(a)
Non-recurring costs (See Note 9)			—
Expense reductions	(4,157)	(5,094)	2,901	(6,350	)(d)

Net Expenses	630,209	1,977,269	(206,066)	2,401,412

Net Investment Income	3,130,190	14,154,668	206,066	17,490,924

Net Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	(73,251)	(1,289,133)		(1,362,384)
Affiliated investments	—	—
Futures contracts	—	—		—

Net realized gain (loss)	(73,251)	(1,289,133)		(1,362,384)

Net change in unrealized appreciation (depreciation) on:
Investments	98,017	1,853,890		1,951,907
Futures contracts	—	—		—

Net change in unrealized appreciation (depreciation)	98,017	1,853,890		1,951,907

Net Gain (Loss)	24,766	564,757		589,523

Net Increase in Net Assets from Operations	$3,154,956	$14,719,425	$206,066	$18,080,447

(a)	Based on the contract in effect for Columbia Short Term Municipal Bond Fund, the surviving fund.

(b)	Shares Class shares of Short Tax Exempt Securities Fund will be exchanged for Class Z shares of Columbia Short Term Municipal Bond Fund on the date the merger is consumated.

(c)	Reflects the impact of contractual changes to the Columbia Short Term Municipal Bond Fund transfer agent fee structure that is expected to be implemented on the date the merger is consumated.

(d)	Reflects elimination of duplicate expenses achieved as a result of merging funds.

COLUMBIA SHORT TERM MUNICIPAL BOND FUND

AND

SHORT-TERM TAX-EXEMPT SECURITIES FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

September 30, 2007

(unaudited)

Note 1. Organization

Columbia Short Term Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”), is organized as a Delaware statutory trust. Short-Term Tax-Exempt Securities Fund (the “Acquired Fund”), a series of the Excelsior Tax-Exempt Funds, Inc. (the “Acquired Trust”), is organized as a Maryland corporation. The Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks current income exempt from federal income tax, consistent with minimal fluctuation of principal. The Acquired Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with the relative stability of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Acquiring Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Acquired Trust may issue 1.5 billion shares of the Acquired Fund, and the Acquired Fund offers one class of shares: Shares Class, which is offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of September 30, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended September 30, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Combining Investment Portfolios and Pro Forma Combining Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of September 30, 2007. The Pro Forma Combining Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended September 30, 2007. Columbia Management Advisors, LLC (“Columbia”) expects that all of the securities held by the Acquired Fund as of September 30, 2007, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their annual shareholder reports dated March 31, 2007, as well as the semi-annual shareholder reports dated September 30, 2007 for the Acquiring Fund and Acquired Fund.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the Merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of September 30, 2007. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at September 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post Combination
Class A Shares	2,865,487	—	2,865,487
Class B Shares	66,498	—	66,498
Class C Shares	1,369,447	—	1,369,447
Class Z Shares	35,325,369	9,872,181	45,197,550

COLUMBIA FUNDS SERIES TRUST

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed merger (the “Merger”) of California Short-Intermediate Term Tax-Exempt Income Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Corporation”), into Columbia California Intermediate Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”). This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 16, 2008 (the “Prospectus/Proxy Statement”), which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor of the Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Trust at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-866-233-2079.

Incorporation of Documents by Reference

Further information about the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated July 1, 2007, as supplemented.

The audited financial statements and related Report of Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2007 for the Acquired Fund and for the fiscal year ended March 31, 2007 for the Acquiring Fund are incorporated herein by reference. The unaudited financial statements for the semi-annual period ended September 30, 2007 for the Acquired Fund and the semi-annual period ended September 30, 2007 for the Acquiring Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

Additional Information about the Acquiring Fund

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated August 1, 2007, as supplemented.

Financial Statements

Attached hereto as Appendix B are the pro forma financial statements in connection with the Merger.

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In the Statement of Additional Information attached hereto as Appendix A, the following information replaces the table entitled “Independent Trustee Ownership for the Calendar Year Ended December 31, 2006” under the section entitled “FUND GOVERNANCE; Beneficial Equity Ownership”:

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

E

William P. Carmichael

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

E

Minor M. Shaw

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

E

R. Glenn Hilliard

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

E

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family

William A. Hawkins

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

E
John J. Nagorniak

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

A

Anthony M. Santomero

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

A

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

OF THE ACQUIRING FUND

COLUMBIA FUNDS SERIES TRUST

Supplement dated January 9, 2008 to the following

Statements of Additional Information

Columbia Short Term Municipal Bond Fund

Columbia Total Return Bond Fund

Columbia Short Term Bond Fund

Corporate Bond Portfolio

Mortgage- and Asset-Backed Portfolio

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia Asset Allocation Fund II

Columbia High Income Fund

Columbia International Value Fund

Columbia Large Cap Core Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Small Cap Growth Fund II

Columbia LifeGoal Balanced Growth Portfolio

Columbia LifeGoal Growth Portfolio

Columbia LifeGoal Income and Growth Portfolio

Columbia LifeGoal Income Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Statements of Additional Information dated August 1, 2007

(Each a “Fund” and together the “Funds.”)

Effective January 1, 2008, the Board of Trustees of Columbia Funds Series Trust (the “Trust”) elected John J. Nagorniak and Anthony M. Santomero as Trustees of the Trust.

1.	For each Statement of Additional Information, the following information is added to the table entitled “Independent Trustee Biographical Information” under the section entitled “FUND GOVERNANCE; The Board”:

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate), 1982 through 2007; retired	69	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Anthony M. Santomero (Born 1946) Trustee	Indefinite term; Trustee since January 2008	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current	69	None

2.	For each Statement of Additional Information, the following information is added to the table entitled “Independent Trustee Compensation for the Fiscal Year Ended March 31, 2007” under the section entitled “FUND GOVERNANCE; Compensation”:

Independent Trustee Compensation for the Fiscal Year Ended March 31, 2007

Name of Trustee	Aggregate Compensation from the Trust(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees
John J. Nagorniak	N/A	N/A
Anthony M. Santomero	N/A	N/A

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

3.	For each Statement of Additional Information, the following information is added to the table entitled “Independent Trustee Ownership for the Calendar Year Ended December 31, 2006” under the section entitled “FUND GOVERNANCE; Beneficial Equity Ownership”:

Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
John J. Nagorniak	A	A
Anthony M. Santomero	A	A

A-1

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class A, Class B, Class C and Class Z Shares

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2007

State Intermediate Municipal Bond Funds
Columbia California Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Virginia Intermediate Municipal Bond Fund

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated August 1, 2007. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated March 31, 2007, are incorporated by reference into this SAI.

Copies of any Fund’s current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

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SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator
Administrator	Columbia Management Advisors, LLC
Advisor	Columbia Management Advisors, LLC
AMEX	American Stock Exchange
BAI	Banc of America Investment Services, Inc.
BAS	Banc of America Securities LLC
Bank of America	Bank of America Corporation
BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.
Board	The Trust’s Board of Trustees
California Intermediate Municipal Bond Fund	Columbia California Intermediate Municipal Bond Fund
CEA	Commodity Exchange Act
CFTC	Commodity Futures Trading Commission

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended
Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act
Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

2

Glossary

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.
Custodian	State Street Bank and Trust Company
Distributor	Columbia Management Distributors, Inc.
Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor
Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
Fitch	Fitch Investors Service, Inc.
FNMA	Federal National Mortgage Association
The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Georgia Intermediate Municipal Bond Fund	Columbia Georgia Intermediate Municipal Bond Fund
GNMA	Government National Mortgage Association
Independent Trustees	The Trustees of the Board who are not “interested persons” of the Fund as defined in the 1940 Act
Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor
IRS	United States Internal Revenue Service
LIBOR	London Interbank Offered Rate
Maryland Intermediate Municipal Bond Fund	Columbia Maryland Intermediate Municipal Bond Fund
Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations system
North Carolina Intermediate Municipal Bond Fund	Columbia North Carolina Intermediate Municipal Bond Fund
NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
Principal Underwriter	Columbia Management Distributors, Inc.
REIT	Real estate investment trust
RIC	A “registered investment company,” as such term is used in the Internal Revenue Code of 1986, as amended
S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).
SAI	This Statement of Additional Information
SEC	United States Securities and Exchange Commission
Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor
Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

3

Glossary

South Carolina Intermediate Municipal Bond Fund	Columbia South Carolina Intermediate Municipal Bond Fund
State Intermediate Municipal Bond Fund(s)	One or more of the state intermediate municipal bond funds in the Columbia Funds Family
Transfer Agent	Columbia Management Services, Inc.
Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.
The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees
Virginia Intermediate Municipal Bond Fund	Columbia Virginia Intermediate Municipal Bond Fund

4

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $347.4 billion as of March 31, 2007.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On or about that same day, the names of the Funds were changed as follows: Nations California Intermediate Municipal Bond Fund to Columbia California Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund to Columbia Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund to Columbia Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund to Columbia North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund to Columbia South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund to Columbia Virginia Intermediate Municipal Bond Fund.

Each of the Funds in the Trust represents a separate series of the Trust and, except for the Maryland Intermediate Municipal Bond Fund, is an open-end diversified management investment company. Each of the Funds has a fiscal year end of March 31st.

5

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may only be changed with shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.	Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

2.	Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.	Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.	Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6

5.	Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.	Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.	Each Fund, except the Maryland Intermediate Municipal Bond Fund, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.	Under normal circumstances,

•

California Intermediate Municipal Bond Fund will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and California individual income tax.

•

Georgia Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund, each will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 15% of its net assets in illiquid securities.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	Maryland Intermediate Municipal Bond Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of the Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of the Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

7

2.	Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

8

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies.

Permissible Fund Investments

Investment Type	California Intermediate Municipal Bond Fund	Georgia Intermediate Municipal Bond Fund	Maryland Intermediate Municipal Bond Fund	North Carolina Intermediate Municipal Bond Fund	South Carolina Intermediate Municipal Bond Fund	Virginia Intermediate Municipal Bond Fund
Asset-Backed Securities	✓	✓	✓	✓	✓	✓
Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓
Common Stock	✓	✓	✓	✓	✓	✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Corporate Debt Securities	✓	✓	✓	✓	✓	✓
Derivatives	✓	✓	✓	✓	✓	✓
Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓
Stock Options and Stock Index Options	✓	✓	✓	✓	✓	✓
Swap Agreements	✓	✓	✓	✓	✓	✓
Dollar Rolls	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Foreign Securities	✓	✓	✓	✓	✓	✓

Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Low and Below Investment Grade Securities	✓	✓	✓	✓	✓	✓

9

Permissible Fund Investments

Investment Type	California Intermediate Municipal Bond Fund	Georgia Intermediate Municipal Bond Fund	Maryland Intermediate Municipal Bond Fund	North Carolina Intermediate Municipal Bond Fund	South Carolina Intermediate Municipal Bond Fund	Virginia Intermediate Municipal Bond Fund

Money Market Instruments	✓	✓	✓	✓	✓	✓
Mortgage-Backed Securities	✓	✓	✓	✓	✓	✓
Municipal Securities	✓	✓	✓	✓	✓	✓
Participation Interests	✓	✓	✓	✓	✓	✓
Preferred Stock	✓	✓	✓	✓	✓	✓
Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓
Real Estate Investment Trusts and Master Limited Partnerships	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓
U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓
Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

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Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Common Stock

Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE, AMEX or the Nasdaq Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange.

Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors.

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If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected favorably to affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of those companies’ common stocks to decline quickly.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar debt securities nor generally are they as sensitive to changes in share price as their underlying common stock.

Investing in convertible securities is subject to certain risks. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.

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Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the

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derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount of taxes payable by shareholders.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and

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other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity-, Currency- and Equity-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. Equity-linked securities are short-term or intermediate term instruments having a value at maturity and /or interest rate determined by reference to the market prices of one or more equity securities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index, commodity, currency and equity-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Advisor. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Advisor. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.

Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500 Index, and a type of ETF. Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500 Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.

Equity-linked securities include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES), and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

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Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. In addition, because individual investments in SPDRs are not redeemable, except upon termination of the unit investment trust, the liquidity of small holdings of SPDRs will depend upon the existence of a secondary market. Large holdings of SPDRs are called “creation unit size” and are redeemable in-kind only and are not redeemable for cash from the unit investment trust. The price of a SPDR is derived from and based upon the securities held by the unit investment trust. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Fund could result in losses on SPDRs.

Futures Contracts and Options on Futures Contracts

Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time at a stated price. The specific securities or other assets delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool operator” under the CEA, and, accordingly, they are not subject to registration or regulation as such under the CEA.

Upon entering into futures contracts, in compliance with the SEC’s requirements, cash or liquid securities, equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be segregated with a Fund’s custodian.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin

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requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.

Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the hedge position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.

Successful use of futures contracts by a Fund is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.

To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).

There are several risks in connection with the use by a Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index (the Index). This Index is composed of forty term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The forty prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the

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underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.

A Fund will enter into written options on futures contracts only when, in compliance with the SEC’s requirements, cash or liquid securities equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits) have been deposited in a segregated account. A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Investments in futures options involve some of the same risks that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. There may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Successful use of index futures by a Fund is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, for example, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in a Fund’s portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in the value of its portfolio securities, as a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures or put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of its securities being hedged will not move to the same extent as do the prices of its put options on the stock indices. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, a Fund will lose part or all of the benefit of the increased values of those securities that it has hedged, because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market, and also because of the imperfect correlation between movements in an index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once

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the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

There are various risks in connection with the use by a Fund of index futures as a hedging device. For example, a risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedges. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of a Fund’s portfolio securities sought to be hedged; there can be no assurance that the Advisor will be successful in doing so.

Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. A Fund investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Stock Options and Stock Index Options

A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or a narrower market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

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The successful use of a Fund’s options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Dealer (Over-the-Counter) Options. Dealer options are options negotiated individually through dealers rather than traded on an exchange. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if a Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options more often may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, a Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While each Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with a Fund, no assurance exists that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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A Fund generally will treat purchased dealer options as illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.

Writing covered options. A Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with a Fund’s investment goal and policies. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.

A Fund may write only covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.

A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

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Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Swap Agreements

Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Additionally, whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

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Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the Advisor does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

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Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

Dollar Rolls

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by a Fund from the transaction. Dollar rolls also involve risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

Foreign Currency Transactions

Foreign currency transactions may be used to protect, to some extent, against uncertainty in the level of future currency exchange rates by establishing a fixed exchange rate. Foreign currency transactions may involve the purchase or sale of foreign currencies on a “spot” (cash) basis at the prevailing exchange rate or may involve “forward contracts” that allow a Fund to purchase or sell foreign currencies at a future date. Forward contracts may be used for “transaction hedging,” “position hedging” and “cross-hedging.” A Fund may use forward sale contracts to sell an amount of a foreign currency approximating the value of a Fund’s securities denominated in the foreign security when that foreign currency suffers a substantial decline against the U.S. dollar. A Fund may use forward purchase contracts to purchase a foreign currency when it is believed that the U.S. dollar may suffer a substantial decline against the foreign currency. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized if the value of the hedged currency increases.

Transaction hedging may allow a Fund to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest rate payment in a foreign currency. A Fund may use transaction hedging to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging may allow a Fund to protect against an adverse change in the relationship between the U.S. dollar and the applicable foreign currencies in which its portfolio securities are denominated. A Fund may use position hedging when it is believed that the U.S. dollar may suffer a decline against the foreign currency by entering into a forward purchase contract to purchase that foreign currency for a fixed dollar amount.

Cross-hedging may allow a Fund to enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall if there is a decline in the U.S. dollar value of the currency in which a Fund’s securities are denominated.

A Fund also may purchase exchange-listed and over-the-counter call and put options on foreign currencies and foreign currency contracts. Options on foreign currencies and foreign currency contracts give the holder a right to buy or sell the underlying foreign currencies or foreign currency contracts for a specified period of time and for a specified amount. The value of an option on foreign currencies or foreign currency contracts reflects the value of an exchange rate, which depends on the relative values of the U.S. dollar and the relevant foreign currency.

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Engaging in foreign currency transactions is subject to certain risks. For example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the dollar value of any securities held by a Fund denominated in that currency. It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract, which may make it necessary for a Fund to purchase additional foreign currency on the spot market if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver at the time a Fund sells the security being hedged. The value of any currency, including the U.S. dollar, may be affected by political and economic factors applicable to the issuer’s country. The exchange rates of currencies also may be affected adversely by governmental actions. Transaction, position and cross-hedging do not eliminate fluctuations in the underlying prices of securities that a Fund owns or intends to purchase or sell and may limit the amount of potential gain that might result from the increase in value of the currency being hedged. Settlement procedures relating to a Fund’s foreign currency transactions may be more complex than those relating to investments in securities of U.S. issuers.

Foreign Securities

Foreign securities include debt, equity and derivative securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the amount of income and capital gains available to distribute to a Fund’s shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the

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social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include exchange-traded funds (ETFs), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates, Certain Conflicts of Interest.

Low and Below Investment Grade Securities

Low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by the

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Advisor to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. Low and below investment grade securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities.

Investing in low and below investment grade securities and comparable unrated securities is subject to certain risks. The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Advisor’s credit analysis with respect to these types of securities than is the case for more highly rated securities.

The market values of certain low and below investment grade securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market value of more highly rated securities. In addition, issuers of low and below investment grade and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default is greater for low and below investment grade and comparable unrated securities than it is for higher rated securities because low and below investment grade securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

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Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (also known as Ginnie Mae or GNMA), the Federal National Mortgage Association (also known as Fannie Mae or FNMA), or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac or FHLMC), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

Collateralized mortgage obligations (CMOs) are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Real estate mortgage investment conduits (REMICs) are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

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Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a

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variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Preferred Stock

Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond.

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Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. The potential benefits of APS include:

•	Reduced interest rate risk: Because these securities generally reset within a short period of time, the exposure to interest rate risk is somewhat mitigated.

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Preservation of principal: The frequency of the dividend reset provisions makes APS an attractive cash management instrument. The auction reset mechanism generally assures that the shares will trade at par on the auction date. For those that reset frequently, the share price is not expected to fluctuate from par; however, the reset rate may reflect factors such as market conditions, demand and supply for a particular credit confidence in the issuer.

•	Credit quality: Most corporate APS carry an investment grade credit rating from both Moody’s and S&P; municipal APS typically carry the highest credit rating from both Moody’s and S&P (Aaa/AAA).

In addition to reinvestment risk if interest rates fall, some specific risks with regard to APS include:

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Failed auction: Such a breakdown of the auction process is unlikely; however, in the event that the process fails, the rate is reset at the maximum applicable rate, which is usually described in the prospectuses and typically is influenced by the issuer’s credit rating. In a failed auction, current shareholders generally are unable to sell some, or all, of the shares when the auction is completed. Typically, the liquidity for APS that have experienced a failed auction becomes very limited. If a failed auction were to occur, the shareholder may hold his or her shares until the next auction. Should there not be subsequent auctions that “cure” the failed process, the shareholder may: (1) hold the APS in anticipation of a refinancing by the issuer that would cause the APS to be called, or (2) hold securities either indefinitely or in anticipation of the development of a secondary market.

•	Early call risk: Although unlikely, the preferred shares are redeemable at any time, at the issuer’s option, at par plus accrued dividends.

Investing in preferred stock is subject to certain risks. For example, stock market risk is the risk that the value of such stocks, like the broader stock markets, may decline over short or even extended periods. Domestic and foreign stock markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. The value of individual stocks will rise and decline based on factors specific to each corporation, such as changes in earnings or management.

Investing in preferred stock also may involve the risks applicable to investing in a particular company. For example, stocks of smaller companies tend to have greater price fluctuations than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, are more reliant on singular products or services and are more vulnerable to larger competitors. Stocks of these companies may have a higher potential for gains but also are subject to greater risk of loss.

Investing in preferred stock also may involve the risks applicable to investing in a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the prices of the stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the value of those companies’ stock to decline.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

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Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Real Estate Investment Trusts and Master Limited Partnerships

REITs are entities that either own properties or make construction or mortgage loans and also may include operating or finance companies. An equity REIT generally holds equity positions in real estate and seeks to provide its shareholders with income from the leasing of its properties and with capital gains from any sales of properties. A mortgage REIT generally specializes in lending money to owners of properties and passes through any interest income it may earn to its shareholders.

Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded. Master limited partnerships often own several properties or businesses (or directly own interests) that are related to real estate development and the oil and gas industries, but they also may finance motion pictures, research and development and other projects.

REITs are subject to certain risks associated with direct ownership of real estate, including, for example, declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs also may be subject to interest rate risk. In general, increases in interest rates will decrease the value of high-yield securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Both equity and mortgage REITs are dependent upon management skills. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for preferential tax treatment under the Code, which adversely could affect dividend payments. REITs also may not be diversified.

Investing in master limited partnerships generally is subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks include those associated with the specific industries in which a master limited partnership invests, such as the risks associated with investing in the real estate or oil and gas industries.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearinghouse Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

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Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay

34

regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.

Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments – Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in committed and uncommitted lines of credit (Lines of Credit). Any advance under the Lines of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

As noted above under the heading About the Funds’ Investments – Exemptive Orders, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Short Sales

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities or commodity futures contracts that it does not own in hopes of purchasing the same security at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security or commodity futures contract. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the

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security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund.

A Fund will sometimes sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described above regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund’s successful use of short sales also will be subject to the ability of the Advisor to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Advisor will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

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Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments – Permissible Investments and Related Risks – Money Market Instruments.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

For each Fund’s portfolio turnover rate, see the Financial Highlights section in the prospectuses for that Fund.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

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Public Disclosures

The Columbia Funds’ portfolio holdings currently are disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately the fifth business day after such month-end.

The Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of month-end on their website, generally within 15 days after such month-end. The equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the

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Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

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Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s Investors Service	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, or any of its respective officers, directors, employees or agents, the Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund – Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
California Intermediate Municipal Bond Fund
Advisory Fee Paid	$551,247	$503,810	$513,095
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	$269,630	$223,600	$355,379

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Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
Georgia Intermediate Municipal Bond Fund
Advisory Fee Paid	$490,581	$538,951	$611,265
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	$251,480	$260,729	$385,979

Maryland Intermediate Municipal Bond Fund
Advisory Fee Paid	$704,827	$781,517	$865,185
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	$292,639	$308,526	$491,226

North Carolina Intermediate Municipal Bond Fund
Advisory Fee Paid	$693,633	$716,173	$813,522
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	$305,301	$295,622	$473,009

South Carolina Intermediate Municipal Bond Fund
Advisory Fee Paid	$753,208	$817,304	$914,453
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	$316,287	$290,174	$492,127

Virginia Intermediate Municipal Bond Fund
Advisory Fee Paid	$1,292,017	$1,350,192	$1,370,521
Amount Waived by the Advisor	—	—	—
Amount Reimbursed by the Advisor	$429,520	$390,700	$650,981

Portfolio Manager(s)

The following provides additional information about the portfolio manager(s) of the Advisor who are responsible for making the day-to-day investment decisions for the Funds. As described in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the portfolio manager(s) of the Advisor who are responsible for the Funds are:

Portfolio Manager(s) of the Advisor

Portfolio Manager	Fund
Gary Swayze	California Intermediate Municipal Bond Fund

Kimberly Campbell	Georgia Intermediate Municipal Bond Fund

Gary Swayze	Maryland Intermediate Municipal Bond Fund

Maureen Newman	North Carolina Intermediate Municipal Bond Fund

Maureen Newman	South Carolina Intermediate Municipal Bond Fund

Kimberly Campbell	Virginia Intermediate Municipal Bond Fund

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Compensation

The Advisor’s portfolio managers received their compensation from the Advisor and its parent company, Columbia Management Group, LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The Advisor also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks

Portfolio Manager	Primary Benchmark(s)	Peer Group
Kimberly A. Campbell	Lehman Municipal Quality Intermediate Bond Index (Georgia Intermediate Municipal Bond Fund, Virginia Intermediate Municipal Bond Fund)	Lipper Other States IntermediateMunicipal Debt Classification

Maureen G. Newman	Lehman Municipal Quality Intermediate Bond Index (North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund)	Lipper Other States IntermediateMunicipal Debt Classification

Gary Swayze	Lehman Municipal Quality Intermediate Bond Index (California Intermediate Municipal Bond Fund, Maryland Intermediate Municipal Bond Fund)	Lipper California IntermediateMunicipal Debt Classification(California IntermediateMunicipal Bond Fund) LipperOther States IntermediateMunicipal Debt Classification(Maryland IntermediateMunicipal Bond Fund)

The size of the overall bonus pool each year is determined by Columbia Management Group, LLC and depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor’s profitability for the year, which is largely determined by assets under management.

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Other Accounts

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio manager(s) of the Advisor managed, as of March 31, 2007.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kimberly A. Campbell(a)	4	$2.9 billion	—	—	12	$1.1 million
Kimberly A. Campbell(b)	4	$2.7 billion	—	—	12	$1.1 million
Maureen G. Newman(c)	2	$1.0 billion	—	—	10	$4.0 million
Maureen G. Newman(d)	2	$1.0 billion	—	—	10	$4.0 million
Gary Swayze(e)	5	$950 million	—	—	13	$5.0 million
Gary Swayze(f)	5	$930 million	—	—	13	$5.0 million

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Georgia Intermediate Municipal Bond Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Virginia Intermediate Municipal Bond Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than North Carolina Intermediate Municipal Bond Fund.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than South Carolina Intermediate Municipal Bond Fund.
(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than California Intermediate Municipal Bond Fund.
(f)	“Other SEC-registered open-end and closed-end funds” represents funds other than Maryland Intermediate Municipal Bond Fund.

The following table shows the number and assets of the above accounts (or portions of such accounts) for which the advisory fee is based on performance, as of March 31, 2007.

Other Accounts Managed by the Portfolio Manager(s) for which the Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Kimberly A. Campbell(a)	—	—	—	—	—	—
Kimberly A. Campbell(b)	—	—	—	—	—	—
Maureen G. Newman(c)	—	—	—	—	—	—
Maureen G. Newman(d)	—	—	—	—	—	—
Gary Swayze(e)	—	—	—	—	—	—
Gary Swayze(f)	—	—	—	—	—	—

(a)	“Other SEC-registered open-end and closed-end funds” represents funds other than Georgia Intermediate Municipal Bond Fund.
(b)	“Other SEC-registered open-end and closed-end funds” represents funds other than Virginia Intermediate Municipal Bond Fund.
(c)	“Other SEC-registered open-end and closed-end funds” represents funds other than North Carolina Intermediate Municipal Bond Fund.
(d)	“Other SEC-registered open-end and closed-end funds” represents funds other than South Carolina Intermediate Municipal Bond Fund.
(e)	“Other SEC-registered open-end and closed-end funds” represents funds other than California Intermediate Municipal Bond Fund.
(f)	“Other SEC-registered open-end and closed-end funds” represents funds other than Maryland Intermediate Municipal Bond Fund.

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Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the Advisor’s portfolio manager(s), as of March 31, 2007.

Portfolio Manager Ownership of the Columbia Funds Family as of March 31, 2007

Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund Beneficially Owned
Kimberly A. Campbell	Georgia Intermediate Municipal Bond Fund	None

Kimberly A. Campbell	Virginia Intermediate Municipal Bond Fund	None

Maureen G. Newman	North Carolina Intermediate Municipal Bond Fund	None

Maureen G. Newman	South Carolina Intermediate Municipal Bond Fund	None

Gary Swayze	California Intermediate Municipal Bond Fund	None

Gary Swayze	Maryland Intermediate Municipal Bond Fund	None

The Advisor’s Portfolio Managers and Potential Conflicts of Interests

Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

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“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates. See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Advisor and its affiliates.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below.

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
California Intermediate Municipal Bond Fund	0.15%
Georgia Intermediate Municipal Bond Fund	0.15%
Maryland Intermediate Municipal Bond Fund	0.15%
North Carolina Intermediate Municipal Bond Fund	0.15%
South Carolina Intermediate Municipal Bond Fund	0.15%
Virginia Intermediate Municipal Bond Fund	0.15%

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The following chart shows the administration fees paid to the Administrator for the three most recently completed fiscal periods. Prior to August 22, 2005, these fees were paid to BACAP Distributors, LLC, the former administrator for the Funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
California Intermediate Municipal Bond Fund
Administration Fee Paid	$132,092	$163,976	$195,192
Amount Waived/Reimbursed by the Administrator	—	—	—

Georgia Intermediate Municipal Bond Fund
Administration Fee Paid	$111,632	$177,330	$232,794
Amount Waived/Reimbursed by the Administrator	—	—	—

Maryland Intermediate Municipal Bond Fund
Administration Fee Paid	$183,938	$265,115	$46,654
Amount Waived/Reimbursed by the Administrator	—	—	—

North Carolina Intermediate Municipal Bond Fund
Administration Fee Paid	$180,158	$241,603	$311,046
Amount Waived/Reimbursed by the Administrator	—	—	—

South Carolina Intermediate Municipal Bond Fund
Administration Fee Paid	$200,268	$178,345	$348,535
Amount Waived/Reimbursed by the Administrator	—	—	—

Virginia Intermediate Municipal Bond Fund
Administration Fee Paid	$382,108	$471,456	$518,513
Amount Waived/Reimbursed by the Administrator	—	—	—

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds.

Services Provided

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, the Funds pay State Street Bank and Trust Company an annual fee of $38,000 paid monthly. In addition, the Funds pay a monthly fee based on an annualized percentage rate of average daily net assets of the Funds for the month. The aggregate fee during any years shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, the Funds reimburse Columbia Management Advisors, LLC for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

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Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the two most recently completed fiscal years. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006 *
California Intermediate Municipal Bond Fund	$84,745	$9,108
Georgia Intermediate Municipal Bond Fund	$79,627	$9,022
Maryland Intermediate Municipal Bond Fund	$90,846	$37,027
North Carolina Intermediate Municipal Bond Fund	$90,971	$36,880
South Carolina Intermediate Municipal Bond Fund	$91,715	$34,654
Virginia Intermediate Municipal Bond Fund	$118,506	$46,862

*	These amounts were paid to Columbia Management Advisors, LLC for the period beginning December 1, 2005 and ending March 31, 2006.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

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The Distribution Agreement became effective with respect to a Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the fiscal year ended March 31, 2007. During the fiscal year ended March 31, 2006, the Distributor received $6,868,017 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,868,017. During the fiscal year ended March 31, 2005, the Distributor received $11,205,844 in underwriting commissions for all Funds it serves, of which the Distributor retained $11,205,844.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Period Ended March 31, 2007
California Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$11,206.75
Amount Retained
Class A shares	$1,235.00
Class B shares	$199.00
Class C shares	$0.00
Georgia Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$10,562.49
Amount Retained
Class A shares	$4,743.00
Class B shares	$3,842.00
Class C shares	$1,679.00
Maryland Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$3,287.70
Amount Retained
Class A shares	$292.00
Class B shares	$10,447.00
Class C shares	$0.00
North Carolina Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$6,728.33
Amount Retained
Class A shares	$542.00
Class B shares	$144.00
Class C shares	$0.00
South Carolina Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$3,078.24
Amount Retained
Class A shares	$263.00
Class B shares	$3,633.00
Class C shares	$0.00

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Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Period Ended March 31, 2007
Virginia Intermediate Municipal Bond Fund
Amount Paid
Class A shares	$ 7,568.18
Amount Retained
Class A shares	$16,062.00
Class B shares	$ 3,859.00
Class C shares	$ 0.00

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Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund – Primary Service Providers section of each Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part IA of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part IA of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Marsico Capital Management, LLC and Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If

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the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services – Advisor and Investment Advisory Services – Portfolio Manager(s) – The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services – Advisor and Investment Advisory Services – Portfolio Manager(s) – The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services,” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials) that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other

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advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services – Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services – Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Fund may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments – Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such

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securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices – Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02286-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective April 1, 2006, the Funds pay the Transfer Agent an annual transfer agency fee of $17.00 per account, payable monthly. In addition, the Funds may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent, and the Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and sell orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period November 1, 2005 to March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended March 31, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended March 31, 2008.

Counsel

Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Distribution Plans

The Trust has adopted a Rule 12b-1, or a distribution plan, for Class A shares, Class B shares, Class C shares and Class R shares of the Funds that offer those classes. See Capital Stock and Other Securities for information about which Funds offer which classes of shares.

With respect to a Fund’s Class A shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Class A Distribution and Shareholder Servicing Plan and the Class A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of the Funds.

With respect to a Fund’s Class B shares, the Trust has adopted a distribution plan. The Class B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class B shares of the Funds.

With respect to a Fund’s Class C shares, the Trust has adopted a distribution plan. The Class C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class C shares of the Funds.

With respect to a Fund’s Class R shares, the Trust has adopted a distribution plan. The Class R Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling Agents for sales support services they may provide, up to 0.50% (on an annualized basis) of the average daily net asset value of the Class R shares of the Funds.

Payments under the Class A Distribution and Servicing Plan, the Class A Distribution Plan, the Class B Distribution Plan, the Class C Distribution Plan and the Class R Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

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Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

With respect to a Fund’s Class B shares and Class C shares, the Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of the Class B shares and Class C shares, respectively, of the Funds.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

Distribution and Service Fees Paid by the Funds for the Fiscal Period Ended March 31, 2007

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
California Intermediate Municipal Bond Fund
Distribution Fee	—	$7,702	$9,714	—
Service Fee	$19,380	$2,567	$3,238	—

Georgia Intermediate Municipal Bond Fund
Distribution Fee	—	$17,080	$15,039	—
Service Fee	$41,286	$5,693	$5,013	—

Maryland Intermediate Municipal Bond Fund
Distribution Fee	—	$42,615	$13,910	—
Service Fee	$62,813	$14,205	$4,636	—

North Carolina Intermediate Municipal Bond Fund
Distribution Fee	—	$30,165	$34,616	—
Service Fee	$46,009	$10,055	$11,539	—

South Carolina Intermediate Municipal Bond Fund
Distribution Fee	—	$26,361	$50,232	—
Service Fee	$43,877	$8,787	$16,744	—

Virginia Intermediate Municipal Bond Fund
Distribution Fee	—	$28,212	$10,785	—
Service Fee	$127,423	$9,404	$3,595	—

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Expense Limitations

The Advisor (or its predecessor) and/or the Distributor has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the table below.

Fund Level Expense Commitment * - Period ending July 31, 2009

Fund
California Intermediate Municipal Bond Fund**	0.50%
Georgia Intermediate Municipal Bond Fund**	0.50%
Maryland Intermediate Municipal Bond Fund**	0.50%
North Carolina Intermediate Municipal Bond Fund**	0.50%
South Carolina Intermediate Municipal Bond Fund**	0.50%
Virginia Intermediate Municipal Bond Fund**	0.50%

*	Waivers of investment advisory and/or administration fees and/or other expense reimbursements will result in the listed fund level expense commitments (excluding distribution/shareholder servicing/shareholder administration fees and the Board approved class specific account expense relating to R Shares).
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration

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functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly

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attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director – E.J. Boudreau & Associates (consulting), through current	79	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	79	Director – Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; Retired	79	None

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Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer – ING Americas, from 1999 to April 2003; and Non-Executive Director & Chairman – Conseco, Inc. (insurance), from September 2004 through current	79	Director – Conseco, Inc. (insurance)

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President – Micco Corporation and Mickel Investment Group	79	Board Member – Piedmont Natural Gas

Standing Committees

The Trust has three standing committees, including the Audit Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent public accountant)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent public accountants are responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent public accountants are primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested” persons (as defined in the 1940 Act). The Audit Committee met on seven occasions during the last fiscal year.

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The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested” persons (as defined in the 1940 Act). The Governance Committee met on three occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. The Investment Committee members are all not “interested” persons (as defined in the 1940 Act). The Investment Committee met on six occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended March 31, 2007

Name of Trustee	Aggregate Compensation from the Trust (a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees
Edward J. Boudreau, Jr.	$94,614	$133,100	(b)
William P. Carmichael	$109,271	$153,750	(c)
Minor M. Shaw	$93,726	$132,000	(d)
R. Glenn Hilliard	$86,013	$121,000	(e)
William A. Hawkins	$96,368	$135,600	(f)

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board, which is included in the amounts shown.
(b)	Total compensation amount includes deferred compensation payable to Mr. Boudreau in the amount of: $30,688.
(c)	Total compensation amount includes deferred compensation payable to Mr. Carmichael in the amount of: $141,792.
(d)	Total compensation amount includes deferred compensation payable to Ms. Shaw in the amount of: $60,872.
(e)	Total compensation amount includes deferred compensation payable to Mr. Hilliard in the amount of: $111,594.
(f)	Total compensation amount includes deferred compensation payable to Mr. Hawkins in the amount of: $ -.

Columbia Funds Deferred Compensation Plan

Under the terms of the Columbia Funds Deferred Compensation Plan for Eligible Trustees (the Deferred Compensation Plan), each Trustee may elect, on an annual basis, to defer all or any portion of their compensation (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and

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approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Columbia Funds. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Columbia Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee’s termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his/her deferral account, the balance of the deferral account will be distributed to his/her designated beneficiary in a lump sum as soon as practicable after the Trustee’s death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his/her deferral account, the balance of the amounts credited to his/her deferral account will be distributed to his/her designated beneficiaries over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

E

William P. Carmichael

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

E

Minor M. Shaw

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

E

R. Glenn Hilliard

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

E

William A. Hawkins

California Intermediate Municipal Bond Fund – A

Georgia Intermediate Municipal Bond Fund – A

Maryland Intermediate Municipal Bond Fund – A

North Carolina Intermediate Municipal Bond Fund – A

South Carolina Intermediate Municipal Bond Fund – A

Virginia Intermediate Municipal Bond Fund – A

E

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The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President – Columbia Funds, since October 2004; Managing Director – Columbia Management Advisors, LLC, since September 2005; Senior Vice President – Columbia Management Distributors, Inc., since January 2005; Director – Columbia Management Services, Inc., since January 2005; Director – Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director – FIM Funding, Inc., since January 2005; President and Chief Executive Officer – CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Treasurer – Columbia Funds, since October 2003; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Vice President – Columbia Management Advisors, Inc., since April 2003; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

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Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2006	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

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Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The

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Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

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Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following tables describe the types and amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

Fund	Fiscal Year Ended March 31, 2007	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
California Intermediate Municipal Bond Fund	—	—	—
Georgia Intermediate Municipal Bond Fund	—	—	—
Maryland Intermediate Municipal Bond Fund	—	—	—
North Carolina Intermediate Municipal Bond Fund	—	—	—
South Carolina Intermediate Municipal Bond Fund	—	—	—
Virginia Intermediate Municipal Bond Fund	$2,002	—	—

The Funds paid no brokerage commissions to affiliated broker/dealers for the fiscal years ended March 31, 2005, 2006 and 2007.

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Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended March 31, 2007, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of March 31, 2007, the Funds owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of March 31, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Intermediate Municipal Bond Fund	—	—
Georgia Intermediate Municipal Bond Fund	—	—
Maryland Intermediate Municipal Bond Fund	—	—
North Carolina Intermediate Municipal Bond Fund	—	—
South Carolina Intermediate Municipal Bond Fund	—	—
Virginia Intermediate Municipal Bond Fund	—	—

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor pay significant amounts to certain financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries varies. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of September 1, 2005, the Board has authorized the Funds to pay up to 0.11% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund’s Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

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For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

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Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices – Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

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Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Nesbitt Burns

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Frost Bank of America

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     Summit Bank

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A Shares	Class B Shares	Class C Shares	Class Z Shares
California Intermediate Municipal Bond Fund	✓	✓	✓	✓
Georgia Intermediate Municipal Bond Fund	✓	✓	✓	✓
Maryland Intermediate Municipal Bond Fund	✓	✓	✓	✓
North Carolina Intermediate Municipal Bond Fund	✓	✓	✓	✓
South Carolina Intermediate Municipal Bond Fund	✓	✓	✓	✓
Virginia Intermediate Municipal Bond Fund	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Funds are entitled to receive any dividends or other distributions declared for the Funds. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

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Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

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•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

Investors investing all or a portion of the proceeds received in connection with the liquidation of Colonial Insured Municipal Fund may purchase Class A shares with such proceeds without paying a front-end sales charge, provided that the proceeds are invested in Class A shares of the funds within 90 days of May 25, 2007, the record date for the liquidating distribution (i.e., by August 23, 2007). To purchase Class A shares of the funds without a front-end load, investors must notify the Fund's transfer agent, Columbia Management Services, Inc., at or prior to the time of purchase, that such purchase of Class A shares of the funds represents all or a portion of the investor's proceeds received from the liquidation of Colonial Insured Municipal Fund.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

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Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Funds’ discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

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Offering Price

The share price of each Fund is based on each Fund’s net asset value per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern time unless the NYSE closes earlier) on each day the Funds are open for business, unless the Board determines otherwise.

The value of each Fund’s portfolio securities for which a market quotation is available is determined in accordance with the Trust’s valuation procedures. In general terms, the valuation procedures provide that domestic exchange traded securities (other than NASDAQ listed equity securities) generally will be valued at their last traded sale prices as reported on the principal exchange where those securities are traded. If no sales of those securities are reported on a particular day on the principal exchange, the securities generally will be valued at the mean between the latest bid and asked prices as reported on the principal exchange where those securities are traded. Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Securities traded primarily on NASDAQ will generally be valued at the NASDAQ Official Closing Price (NOCP) (which is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best bid price if the last trade price is below such bid price or adjusted down to NASDAQ’s best ask price if the last trade price is above such ask price). If no NOCP is available, the security will generally be valued at the last sale price shown on NASDAQ prior to the calculation of the NAV of the Fund. If no sale price is shown on NASDAQ, the latest bid price will be used. If no sale price is shown and no latest bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Funds’ fair valuation procedures.

Securities not traded upon any exchange will generally be valued at the mean between the latest bid and asked prices based upon quotes furnished by the appropriate market makers. If quoted prices are unavailable or are believed to be inaccurate, market values will generally be determined based on quotes obtained from one or more broker(s) or dealer(s) or based on a price obtained from a reputable independent pricing service.

Financial futures will generally be valued at the latest reported sales price. Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange traded options will generally be valued at the latest reported sales price on their exchange. If there is no reported sale on the valuation date, the options will generally be valued at the mean between the latest bid and asked prices.

Over-the-counter derivatives will generally be valued at fair value in accordance with the Funds’ fair valuation procedures.

Repurchase agreements will generally be valued at a price equal to the amount of the cash invested in the repurchase agreement at the time of valuation. The market value of the securities underlying a repurchase agreement will be determined in accordance with the procedures above, as appropriate, for the purpose of determining the adequacy of collateral.

Shares of open-end investment companies held in each Fund’s portfolio will generally be valued at the latest net asset value reported by the investment company.

Debt securities will generally be valued by a pricing service which may employ a matrix or other indications of value, including but not limited to broker quotes, to determine valuations for normal institutional size trading units. The matrix can take into account various factors including, without limitation, bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). Debt securities for which a pricing service does not furnish valuations and for which market quotations are readily available will generally be valued based on the mean of the latest bid prices obtained from one or more dealers. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

Securities for which market quotations are not readily available for any reason, including that the latest quotation is deemed unreliable or unreasonable, securities and other assets and liabilities are valued at “fair value” as determined in good faith by the Advisor’s valuation committee. In general, any one or more of the following factors may be taken into account in determining fair value: the fundamental analytical data relating to the security; the value of other financial instruments,

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including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history of the security; the relative size of the position in the portfolio; and other relevant information.

With respect to securities traded on foreign markets, the following factors also may be relevant: the value of foreign securities traded on other foreign markets; ADR trading; closed-end fund trading; foreign currency exchange activity; and the trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares™.

The Board has determined, and the valuation procedures provide, that in certain circumstances it may be necessary to use an alternative valuation method, such as in-kind redemptions with affiliated benefit plans where the Department of Labor requires that valuation to be done in accordance with Rule 17a-7 of the 1940 Act.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term

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“outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least 98% of its ordinary income (excluding capital gains and losses for that year), at least 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss

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in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its distributable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities described above) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on

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whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a

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Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash.

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Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

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Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to

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qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of “qualified dividend income.”

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN), fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding or has underreported dividend or interest income, or if the IRS notifies a Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008, distributions properly designated by a Fund as “interest-related distributions” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (“exempt foreign shareholder”). Interest-related distributions are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to

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a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related distribution, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning before January 1, 2008, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the capital gain distribution and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest, as discussed in the following paragraph. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Special tax rules apply to distributions that a “qualified investment entity” (a “QIE”) pays to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of “U.S. real property interests” (a “USRPI Distribution”). A Fund will be a QIE if it is both (i) a regulated investment company and (ii) a “U.S. real property holding corporation” (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interest in domestically-controlled regulated investment companies and REITs). Under the code, a “U.S. real property holding corporation” is any corporation that holds (or held during the previous five-year period) USRPIs (defined as U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations”) with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A USRPI does not include (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period and (ii) a regulated investment company’s interests in domestically controlled U.S. REITs and, through December 31, 2007, other regulated investment companies, each a “domestically controlled qualified investment entity” that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the regulated investment company was in existence, less than 50% in value of its stock was held directly or indirectly by foreign persons.

Where a foreign shareholder has owned more than 5% of a class of shares of the Fund (to the extent it is a QIE) during the one-year period preceding the date of the USRPI Distribution, the Fund will be required to withhold 35% of any USRPI Distribution paid to that shareholder and the foreign shareholder will have an obligation to file a U.S. tax return and pay tax. For all other foreign shareholders of a Fund (to the extent it is a QIE), a USRPI Distribution will be treated as ordinary income (notwithstanding any designation by the Fund that such distribution is a capital gain dividend) and the Fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If the Fund is a QIE and makes a distribution to its foreign shareholders that is attributable to a USRPI Distribution received by the Fund from a “lower-tier” REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the “lower-tier” REIT or regulated investment company.

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In addition, in certain circumstances, if a foreign shareholder disposes of its Fund shares prior to a distribution and acquires, or enters into a contract or option to acquire, a substantially identical interest in the Fund during the 61-day period beginning 30 days before the ex-dividend date of the distribution (a “wash sale transaction”), the foreign shareholder may be treated as having gain from the sale or exchange of a U.S. real property interest, which may be subject to the U.S. income tax and reporting requirements described above with respect to distributions. In addition to the distribution and wash sale transaction rules described above, in limited circumstances Fund shares could themselves be treated as U.S. real property interests, the disposition of which could be subject to similar U.S. income and withholding tax and reporting requirements. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests and foreign shareholders may, therefore, be subject to U.S. tax and reporting requirements under the distribution rules described above. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to all Tax-Exempt Funds

If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest distributions.” The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”). Tax preference items include tax-exempt interest on “private activity bonds.” To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund’s expenses in computing their AMT. In addition, exempt-interest distributions paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder’s “adjusted current earnings” as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

The IRS is paying increased attention on whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Tax-Exempt Funds rely on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest distributions. Similar challenges may occur as to state-specific exemptions.

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Special Tax Considerations Pertaining to California Intermediate Municipal Bond Fund

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from income taxation by California (“California Exempt Securities”), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (“California exempt-interest distributions”). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. The California Intermediate Municipal Bond Fund intends to qualify under the above requirements so that it can pay California exempt-interest distributions.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of the California Intermediate Municipal Bond Fund is not deductible for California stated individual income tax purposes if the Fund distributes California exempt-interest distributions during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Intermediate Municipal Bond Fund and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund’s distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

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Special Tax Considerations Pertaining to the Georgia Intermediate Municipal Bond Fund

The portion of the Fund’s exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Intermediate Municipal Bond Fund on tax-exempt obligations of the State of Georgia or its political subdivision or authorities and other Fund distributions attributable to interest received from U.S. Government obligations will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Intermediate Municipal Bond Fund owned by investors residing in Georgia. The Georgia intangibles tax was repealed by the Georgia General Assembly on March 21, 1996, further ratified by a Constitutional Amendment approved in the November 1996 General Election (GA. L 1996, P.130 § 9). The Georgia intangibles tax was repealed for taxable years beginning after January 1, 1996. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follow the federal income tax treatment. Interest received by a Georgia resident from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.

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Special Tax Considerations Pertaining to Maryland Intermediate Municipal Bond Fund

The portion of the Maryland Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the government of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa or their authorities (“Maryland Municipal Bonds”) and distributions attributable to gains from the disposition Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the Maryland Intermediate Municipal Bond Fund’s distributions that constitutes exempt-interest distributions exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds (i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions from the Maryland Intermediate Municipal Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the Maryland Intermediate Municipal Bond Fund will not be subject to the Maryland personal property tax.

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Special Tax Considerations Pertaining to the North Carolina Intermediate Municipal Bond Fund

The portion of the North Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the North Carolina Intermediate Municipal Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.

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Special Tax Considerations Pertaining to the South Carolina Intermediate Municipal Bond Fund

The portion of the South Carolina Intermediate Municipal Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.

Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to non-individual beneficiaries.

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Special Tax Considerations Pertaining to the Virginia Intermediate Municipal Bond Fund

The portion of the Virginia Intermediate Municipal Bond Fund’s distributions attributable to interest on (i) debt obligations of Virginia or its political subdivisions, and (ii) debt obligations of the United States and any authority, commission or instrumentality of the United States (including Puerto Rico, Guam, and the U.S. Virgin Islands), that are, in each case, backed by the full faith and credit of the borrowing government, will be exempt from Virginia income tax. Furthermore, any of the Virginia Intermediate Municipal Bond Fund’s distributions that are attributable to realized gains from dispositions of the foregoing debt obligations may also be exempt from Virginia income tax.

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Tax Development Risk

The Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bond funds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in a Fund. This also has the potential to cause a decline in the value of the municipal securities held by a Fund which, in turn, would reduce the value of a Fund’s shares.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 29, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds
Fund / Share Class	Shareholder Account Registration	Share Balance	Percent of Class
California Intermediate Municipal Bond Fund – Class A	NFS LLC FEBO TATIANA LLC ATT TATIANA BOTTON 1223 WILSHIRE BLVD # 759 SANTA MONICA CA 90403-5406	209,523	25.16

California Intermediate Municipal Bond Fund – Class A	NFS LLC FEBO WILEY FAMILYTRUST GEORGE R WILEY 635 OCAMPO DR PACIFIC PLSDS CA 90272-4442	121,695	14.61

California Intermediate Municipal Bond Fund – Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	118,821	14.27

California Intermediate Municipal Bond Fund – Class A	NFS LLC FEBO SCHERRY LAMARCHE TTEE THE LAMARCHE FAMILY TRUST PO BOX 463 BELLA VISTA CA 96008-0463	93,200	11.19

California Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO OSCAR & ZENAIDA VILLENA FAMILY L OSCAR E VILLENA 10849 E CLEARWATER WAY CLOVIS CA 93619-4653	11,567	12.94

California Intermediate Municipal Bond Fund – Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	11,566	12.93

California Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO WAYNE ALLAN WILKINSON TTEE HARMON & NADINE WILKINSON FAMILY TRUST A 2550 E VALLEY PKWY SPC 113 ESCONDIDO CA 92027-2945	10,652	11.91

California Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO THE GARY R WEITKAMP FAMILY TRUST GARY R WEITKAMP 17117 GUNTHER ST GRANADA HILLS CA 91344-2538	9,852	11.02

California Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO H R ZAMORA TTEE H R ZAMORA LIVING TRUST 42 ROCK LN BERKELEY CA 94708-1310	9,639	10.78

California Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO REBECCA ANN PRICE 132 CITYVIEW DR DALY CITY CA 94014-3401	7,813	8.74

California Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO ARMANDO B TALAMANTEZ CONSUELO TALAMANTEZ 12607 BRADFORD PL GRANADA HILLS CA 91344-1552	6,559	7.33

California Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO JASON T SPEES TOD TAMARA M SPEES 3031 SHERI ST ORANGE CA 92865-1622	4,773	5.34

California Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO JOAN L ALFLEN TTEE THE JOAN L ALFLEN TR 504 KNOB HILL AVE REDONDO BEACH CA 90277-4252	29,504	24.15

California Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO FREDRICK ROY WAUGH TTEE WAUGH FAMILY TRUST PO BOX 7997 RIVERSIDE CA 92513-7997	18,019	14.75

California Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO THE 2004 SICHI FAMILY REVOCABLE YOLANDA T SICHI 2555 TODD CT ARCATA CA 95521-5147	17,339	14.19

California Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO ANDREW A KRUEGER TTEE THE KRUEGER REV LIVING TR 3736 TOWNE PARK CIR POMONA CA 91767-1255	9,998	8.18

California Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO LATULIPPE LIVING TRUST MARCEL LATULIPPE 2190 E MCMANUS DR PALM SPRINGS CA 92262-6529	9,823	8.04

California Intermediate Municipal Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	14,177,482	98.32

Georgia Intermediate Municipal Bond Fund – Class A	PATTERSON & CO FBO LSW-S 1525 WEST WT HARRIS BLVD NC 1151 CHARLOTTE NC 28288-0001	82,612	5.74

Georgia Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO JULIA M WING 1165 REEDER CIR NE ATLANTA GA 30306-3310	11,389	6.86

Georgia Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO JOYCE G LAWHORNE 1155 GREATWOOD MNR ALPHARETTA GA 30005-7497	10,772	6.49

Georgia Intermediate Municipal Bond Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	58,713	31.02

Georgia Intermediate Municipal Bond Fund – Class C	UBS FINANCIAL SERVICES INC. FBO KAY S MIXON 1512 N CHENEY DR VIDALIA GA 30474-4322	18,883	9.98

Georgia Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO FAYE HUDSON ROBERTS 7675 JOHNSON RD PALMETTO GA 30268-2449	10,846	5.73

Georgia Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO BERNICE R BAUMAN 8592 ROSWELL RD APT 420 ATLANTA GA 30350-1889	9,724	5.14

Georgia Intermediate Municipal Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	9,493,061	97.06

Maryland Intermediate Municipal Bond Fund – Class A	NFS LLC FEBO ROBERT GLADSTONE LESLIE GLADSTONE 2468 BELMONT RD NW WASHINGTON DC 20008-1610	390,442	16.59

Maryland Intermediate Municipal Bond Fund – Class A	NFS LLC FEBO BIRCH E BAYH KATHERINE H BAYH PO BOX 3353 EASTON MD 21601-8963	151,824	6.45

Maryland Intermediate Municipal Bond Fund – Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	49,980	16.26

Maryland Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO CATHERINE W ANGELUZZI TOD KENNETH JOHN ANGELUZZI TOD JAY DAVID ANGELUZZI 23198 BARLEY CT LEXINGTON PK MD 20653-2193	18,951	6.17

Maryland Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO MARYLOU STROMER TOD BARBARA ANNE FALCO 11745 TERRY TOWN DR REISTERSTOWN MD 21136-3218	15,498	5.04

Maryland Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO DOUGLAS S GOODWIN REVOCABLE TRUS DOUGLAS S & HILDA GOODWIN TTEE 8002 BRYNMOR COURT UNIT 304 BALTIMORE MD 21208-4361	53,627	33.90

Maryland Intermediate Municipal Bond Fund – Class C	UBS FINANCIAL SERVICES INC. FBO GREAT MILLS CONSTRUCTION CO. PO BOX 52 GREAT MILLS MD 20634-0052	16,446	10.40

Maryland Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO PETE STAKIAS TOD GENEVIEVE STAKIAS 9707 WINKLER ST WHITE MARSH MD 21162-1000	16,025	10.13

Maryland Intermediate Municipal Bond Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,065	6.36

Maryland Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO JOSEPH J HOCK III GLORIA D HOCK 1342 ASTER DR GLEN BURNIE MD 21061-2946	9,593	6.06

Maryland Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO RICHARD C HRYBYK SUSAN I HRYBYK 208 HOMEWOOD RD LINTHICUM MD 21090-2606	8,321	5.26

Maryland Intermediate Municipal Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	12,838,292	98.63

North Carolina Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO PAUL W VOGEL MARY H VOGEL 2164 HOMESTEAD HILLS DR WINSTON SALEM NC 27103-6444	23,339	7.37

North Carolina Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO JEFFREY NESBITT DOROTHEA SCOTT NESBITT 746 STILL RUN LN GRAHAM NC 27253-9488	17,591	5.55

North Carolina Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO RUTH M WRIGHT REVOCABLE TRUST BANK OF AMERICA NA 615 LAUREL LAKE SR UNIT A 205 COLUMBUS NC 28722	17,487	5.52

North Carolina Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO FLOYD L & RAMONA M MORRIS TR FLOYD L MORRIS 3136 OLD LOWGAP RD LOWGAP NC 27024-7416	17,413	5.50

North Carolina Intermediate Municipal Bond Fund – Class B	RBC DAIN RAUSCHER FBO EDWARD SANDERS 2218 RICHARDSON DR CHARLOTTE NC 28211-3265	17,130	5.41

North Carolina Intermediate Municipal Bond Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	231,106	70.71

North Carolina Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO CREIGHTON W SOSSOMON BANK OF AMERICA COLLATERAL PO BOX 9 HIGHLANDS NC 28741-0009	25,934	7.93

North Carolina Intermediate Municipal Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	15,434,119	96.10

South Carolina Intermediate Municipal Bond Fund – Class A	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FLOOR JERSEY CITY, NJ 07311	116,963	6.96

South Carolina Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO EDWARD L SMITH JR DIANE H SMITH 2412 TIFFANY DR CHARLESTON SC 29414-5537	20,625	8.14

South Carolina Intermediate Municipal Bond Fund – Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,153	5.19

South Carolina Intermediate Municipal Bond Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	146,208	24.19

South Carolina Intermediate Municipal Bond Fund – Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	81,380	13.46

South Carolina Intermediate Municipal Bond Fund – Class C	RAYMOND JAMES & ASSOC INC FBO FAYSSOUX U/W 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	42,899	7.10

South Carolina Intermediate Municipal Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	15,382,182	98.69

Virginia Intermediate Municipal Bond Fund – Class B	NFS LLC FEBO AGNES R BOGGUS TTEE THE AGNES R BOGGUS TRUST 1021 COMMODORE DR VIRGINIA BCH VA 23454-2858	21,134	7.72

Virginia Intermediate Municipal Bond Fund – Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	19,630	7.17

Virginia Intermediate Municipal Bond Fund – Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	24,485	19.35

Virginia Intermediate Municipal Bond Fund – Class C	DOROTHY LEE WALSHE 5801 MILL SPRING RD MIDLOTHIAN VA 23112-2341	12,181	9.63

Virginia Intermediate Municipal Bond Fund – Class C	UBS FINANCIAL SERVICES INC. FBO MR. GARY KLINE 4496 OCCOQUAN VIEW CT WOODBRIDGE VA 22192-5803	11,416	9.02

Virginia Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO ELRICA GRAHAM 708 WREN DR PULASKI VA 24301-2727	8,795	6.95

Virginia Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO HAROLD S NOVINGER 211 PARK AVE FALLS CHURCH VA 22046-4311	7,067	5.59

Virginia Intermediate Municipal Bond Fund – Class C	NFS LLC FEBO BRENDA LOUISE LAW 3851 LEWISTON PL FAIRFAX VA 22030-2423	6,523	5.16

Virginia Intermediate Municipal Bond Fund – Class Z	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	25,030,277	98.11

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As of June 29, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds
Fund	Shareholder Account Registration	Share Balance	Percent of Fund
California Intermediate Municipal Bond Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	14,177,482	91.68%

Georgia Intermediate Municipal Bond Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	9,493,062	82.01%

Maryland Intermediate Municipal Bond Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	12,838,293	81.07%

North Carolina Intermediate Municipal Bond Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST DALLAS TX 75201-3307	15,434,120	83.81%

South Carolina Intermediate Municipal Bond Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	15,382,182	84.87%

Virginia Intermediate Municipal Bond Fund	BANK OF AMERICA NA ATTN JOAN WRAY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS TX 75201-3307	25,030,277	82.26%

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APPENDIX A—DESCRIPTION OF SECURITY RATINGS

S&P

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

•	AAA—This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

•	AA—Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

•

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

•

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

•

BB, Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

•

B, Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

•

To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the two highest ratings used by S&P for short-term municipal notes.

•	SP-1—Indicates strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a “plus” (+) designation.

•	SP-2—Indicates satisfactory capacity to pay principal and interest.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, however, the relative degree of safety is not as high as for issues designated A-1.

Moody’s

The following summarizes the highest six ratings used by Moody’s for corporate and municipal bonds. The first four denote investment grade securities.

•

Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

•

A—Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

A-1

•

Baa—Bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

•

B—Bond rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

The following summarizes the two highest ratings used by Moody’s for short-term municipal notes and variable-rate demand obligations:

•

MIG-1/VMIG-1 — Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•	MIG-2/VMIG-2 — Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

•

AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

•

AA—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

•

A—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

•

BBB—Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

•

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

•	F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

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•	F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

•

F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

For commercial paper, Fitch uses the short-term debt ratings described above.

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APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”)—Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

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Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest—Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B—Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

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III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest – Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

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4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7. Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

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•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

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CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

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•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

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•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

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Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:

•	The auditor’s independence, as determined by applicable regulatory requirements.

•	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

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•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

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Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

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CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

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CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

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CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals

Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

__________________________________________________________________________________________________________________________________________

Issuer and Proxy Matter:_______________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________________

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:_____________________________________________________________________________________________________________________________________

Signed:____________________________________________________________________________________________________________________________________

Date:______________________________________________________________________________________________________________________________________

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

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CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:__________________________________________

Company Name:_____________________________________________________

Cutoff Date and Meeting Date: __________________________________________

Proxy Agenda Item:___________________________________________________

Description of Item:___________________________________________________

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

    FOR

    AGAINST

    WITHHOLD

    ABSTAIN

Brief rationale:______________________________________________________________________________________________________

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

____________________________________________________________

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

_______________________________________________________________________________________________________________________________________________

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

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APPENDIX C – DESCRIPTION OF STATE CONDITIONS

California

In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information relates specifically to California Intermediate Municipal Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although the Fund has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors. The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes.

During the economic boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California’s economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. For fiscal years ending June 2002, 2003 and 2004, revenue projections repeatedly proved too optimistic and shortfalls resulted. The State’s economy began to improve in 2004 and grew at a solid pace, resulting in General Fund revenues that exceeded 2005-06 Budget forecasts. The 2006-07 fiscal year began with a balance of $10.5 billion. During the 2006-07 fiscal year, California’s economic expansion slowed due to a cooling real estate market and rising fuel prices, and revenue growth has fallen. The Governor’s office expects economic growth to continue to be slow through 2007, to reflect the decline in the housing market, followed by improved growth rates in 2008 and 2009. Tax receipts for the calendar year through May 31, 2007 are consistent with this outlook for 2007.

Fluctuations in General Fund revenues are more pronounced than the volatility in California’s overall economy and more substantial than the revenue fluctuations in other states, according to a January 2005 study by the Legislative Analyst’s Office (“LAO”), a nonpartisan agency. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying structural budget imbalance whereby anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenue.

California personal income gained 6.1 percent in 2006, but is expected by the Governor’s office to drop to 5.3 percent in 2007 before improving to 5.5 percent in 2008 and 5.8 percent in 2009. Taxable sales slowed considerably, however, in the second half of 2006. For the year as a whole, taxable sales increased 3.9 percent in 2006 compared to 7.4 percent in 2005. The pace of non-farm job growth slowed from a 2.1 percent year-over-year pace in the first quarter of 2006 to 1.6 percent during the first quarter of 2007. The job growth was broad-based, as eight of California’s eleven major industry sectors gained jobs, but the slowdown in construction employment accounted for most of the slowdown. The State’s unemployment rate averaged 4.9 percent in 2006, and fell to 4.8 per cent in the first three months of 2007. The estimated unemployment rate for April increased to 5.1%, however, the largest one-month increase since November 2001.

After several years of record sales and soaring prices, home sales began to soften in the fourth quarter of 2005. The median price for existing home sales more than doubled between April 2001 and June 2005, from $262,420 to $542,720, but between June 2005 and February 2007, appreciation has slowed and the median price has fluctuated in the range of $540,000-$570,000. The state’s median existing single-family home price rose to $597,640 in April 2007, a 6% increase from a year earlier, but sales dropped 28% below the number in April 2006. The price increase is attributed by state officials to a shift in the composition of home sales, who note that tightening credit standards, rising foreclosures and burgeoning new home inventories weakened sales in lower-priced markets, while higher-priced markets showed modestly improved sales. Other indicators pointing to a housing slowdown include fewer loan applications and a slower pace of new residential building permit activity. It is not clear that recent questions about the strength of the sub-prime mortgage market have yet been reflected in the performance of the housing market.

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Bond Ratings. Three major credit rating agencies, Moody’s Investors Service, Standard and Poor’s (or S&P) and Fitch Ratings, assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In May 2006, Moody’s upgraded the credit rating of the State’s general obligation bonds from A2 to A1, because of a strong economy and growing tax revenue. Also in May 2006, S&P upgraded its rating from A to A+, citing California’s “strong economic growth in almost all sectors,” and its recent revenue surge, which led to a higher than expected general fund balance and reduced the State’s structural deficit. In June 2006, Fitch upgraded the rating of the same bonds from A to A+, citing the State’s continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. It is not possible to determine whether or the extent to which Moody’s, S&P or Fitch will change such ratings in the future.

Notwithstanding the upgrades by the rating services, California’s general obligation bonds currently have lower ratings than all rated states other than Louisiana. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

State Finances. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State’s Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation. The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties (“SFEU”). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the Special Reserve Fund is dedicated to repayment of $11 billion of economic recovery bonds (ERBs), which were authorized by voters and sold in fiscal year 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations taken prior to June 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

Budget Process.

California’s fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor’s proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose balanced budgets, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all previous revenue sources, including prior year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits.

To pass a budget act requires a two-thirds vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetos are subject to override by a two-thirds vote in each house of the Legislature. Appropriations also may be included in legislation other than the annual budget act. Except for bills containing appropriations for K-12 schools or community colleges, which require only a simple majority vote, appropriating legislation must be passed by a two-thirds majority in the Legislature and signed by the Governor. Funds necessary to fulfill an appropriation need not be in the State Treasury at the time the appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

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Fiscal Year 2006-07 Budget.

The 2006-07 Budget Act, enacted on June 30, 2006 (the “2006-07 Budget”), projects revenues to increase 1.2 percent to $93.9 billion and expenditures to increase 9.5 percent to $101.3 billion. The 2006-07 Budget assumed that the State General Fund would end fiscal year 2005-06 with a positive reserve of $9.5 billion. The resulting shortfall between expenditures and revenues was expected to draw down the current year reserve to $2.1 billion at the end of fiscal year 2006-07. The spending growth reflects significant spending increases for a variety of State programs and repayments and/or prepayments of $2.8 billion on obligations incurred in prior years. Education received the largest funding increase, with the minimum guaranteed amount for 2006-07 fully paid, and $2.9 billion allocated to restore guaranteed amounts that were withheld to save money in 2004-05 and 2005-06. The 2006-07 Budget paid the Transportation Improvement Fund the full $1.4 billion of annual gasoline tax revenue owed under Proposition 42, and repaid $1.4 billion of borrowing and transfers withheld pursuant to cost avoidance mechanisms implemented in the 2003-04 and 2004-05 Budgets. The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion. The 2006-07 Budget did not include any significant tax changes.

Some of the revenue and cost-saving assumptions reflected in the 2006-07 Budget were uncertain at the time of enactment.

Proposed Fiscal Year 2007-08 Budget.

On January 10, 2007, Governor Schwarzenegger released his proposed budget for 2007-08 (the “2007-08 Governor’s Budget”). The 2007-08 Governor’s Budget proposed an increase in General Fund appropriations of one percent, from an estimated $102.1 billion in 2006-07 to $103.1 in 2007-08, while revenues are projected to increase 7.7 percent, from an estimated $95 billion in 2006-07 to $102.3 billion in 2007-08. The operating shortfall is expected to reduce the budget reserve from an anticipated balance of $2.9 billion at the end of fiscal year 2006-07 to $2.1 billion by the close of fiscal year 2007-08.

The 2007-08 Governor’s Budget proposes a significant increase in education spending over 2006-07, including a $3.1 billion increase for K-12 education and a $1.0 billion increase for higher education.

To maintain a budget reserve at the end of the 2007-08 fiscal year, despite expenditure growth of $1.2 billion, the Governor’s Budget includes $3.4 billion in cost-saving and revenue-generating solutions. The solutions include $496 million in reduced appropriations for the California Work Opportunity and Responsibility to Kids (CalWORKS) program, by suspending the July 2007 cost-of-living adjustment and eliminating the grant to children in families that are out of compliance with the program. Other features of the 2007-08 Governor’s Budget include appropriation of $13.7 billion of bonds approved by the voters in November 2006 as part of a $115.8 billion Strategic Growth Plan package.

On May14, 2007, Governor Schwarzenegger released his revised budget for 2007-08 (the “2007-08 May Revision”), which projected reduced revenues for fiscal years 2006-07 and 2007-08 combined, primarily as a result of weaker-than-expected collections of personal income taxes and sales taxes in April 2007. The 2007-08 May Revision estimates General Fund revenues and transfers of $101.253 billion and General Fund expenditures of $103.8 billion. State officials describe most General Fund spending as non-discretionary, required by federal or state law, binding labor agreements or court orders. Of the total spending proposed by the 2007-08 May Revision, $1.7 billion, or two percent, is dedicated to paying debt, and $1 billion, or less than one percent, is proposed for policy choices.

By statute, the 2007-08 Budget will include at least $1 billion to retire ERBs, and the Governor has proposed to allocate an additional $600 million to prepay a portion of the ERBs. If this proposal is enacted, the total set aside to repay the ERBs will equal $7.4 billion in the four years since the bonds were issued. The Department of Finance projects that the ERBs will be fully retired in November 2009, 14 years ahead of schedule.

Changes of the 2007-08 May Revision from the 2007-08 Governor’s Budget include restoring funding for school transportation, fully funding the Proposition 98 school funding minimum guarantee, redirecting gasoline sales tax revenues designated for transit uses to the General Fund and suspending the January 2008 cost-of-living increase for the supplemental security income programs. The 2007-08 May Revision estimates that the 2006-07 and 2007-08 fiscal years will end with a budgetary reserve of $4.4 billion and $2.2 billion, respectively. The net operating deficit in 2007-08 is estimated to be $1.4 billion, as adjusted for debt repayments, major non-structural costs and the recognition of a major one-time gain.

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In the 2007-08 May Revision, the Governor proposed other revenue solutions, including selling the State student loan guarantor, Ed-Fund, to a private buyer for a one-time payment of approximately $1 billion. The Governor also proposed consideration of leasing the State lottery to private operators to improve lottery returns.

In its Overview of the 2007-08 May Revision, dated May 15, 2007, the LAO stated that the revenue and expenditure assumptions in the 2007-08 May Revision are generally reasonable, but that it did not make adequate provision for intervening events that would require increased expenditure or reduce revenue, including litigation and other risks. The LAO anticipates that General Fund expenditures will exceed revenues in 2007-08 by $3.5 billion, rising to over $5 billion in 2008-09, and that a pattern of shortfalls will continue in subsequent years. The LAO points out that as the housing market slows, cities and counties have less revenue to fund K-12 education, which means that the State’s obligation increases in order to maintain the funding levels guaranteed by Proposition 98.

Several features of the May Revision were uncertain at the time they were proposed. For example, the May Revision assumed that bond proceeds of $314 million would be derived from certain tribal gaming revenues. Lawsuits challenging the revenue-generating tribal gaming compacts have prevented the bonds from being sold. As of May 31, 2007, year to date General Fund revenue was $111 million below assumptions in the May Revision.

As of July 13, 2007, the 2007-08 Budget had not been enacted. Notwithstanding a constitutional deadline that the next fiscal year’s budget be passed before it begins on July 1, the deadline has been more frequently missed than met. If the budget is not enacted by the end of July, the State will not be able to make timely payments to vendors, community colleges and elected state officials, although bond payments, payroll for employees covered by labor agreements, and welfare benefits will not be affected. Passage of the budget has been delayed while lawmakers whether to prepay state debt, as the Governor has proposed, or avoid a suspension of cost-of-living adjustments to social welfare recipients.

Future Budgets.

Actions taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures cannot be predicted. Among many other variables, a significant source of future liabilities is the post-employment health benefits that the State provides to its employees and their spouses and dependents. The State recognizes these costs on a “pay-as-you-go” basis, and the amount budgeted for these benefits has doubled to $1.1 billion in the five-year period between fiscal years 2002-03 and 2007-08. The long-term costs for post-employment benefits may negatively affect the State’s financial reports and impact is credit ratings if the State does not adequately manage these costs. It is anticipated that these costs will continue to grow in the future.

The State budget will also be affected by national and State economic conditions and other factors.

State Indebtedness.

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2006 Debt Affordability Report released in October 2006, the Treasurer reported that a significant component of the State’s outstanding debt consists of $11.3 billion principal amount of ERBs. California’s ratio of debt service to General Fund revenues is projected to be 4.32 percent for fiscal year 2006-07, based on $4.052 billion in debt service payments versus $93.882 billion in General Fund revenues. This projected ratio does not include the ERBs, which are repaid from a dedicated quarter-cent sales tax. When the ERB debt service and dedicated revenue stream are included in the ratio, the resulting projected ratio of debt service to General Fund revenues increases to 4.72 percent in 2006-07. California’s debt levels are consistent with those of other large states.

General Obligation Bonds. California’s capacity to issue general obligation bonds is described in the State constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond authorizing acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds be paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of June 1, 2007, the State had outstanding approximately $49.7 billion aggregate principal amount of voter-authorized general obligation bonds (including the $8.9 billion of ERBs), of which $38.8 billion is payable primarily by the General Fund, and $10.9 billion is payable from other revenue sources. As of June 1, 2007, there were unused voter authorizations for the future issuance of approximately $70.5 billion long-term general obligation bonds.

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In response to the Governor’s proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions on the November 2006 ballot. The funds authorized by the four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security, (ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

An initiative measure authorizing $5.4 billion in bonds for water quality and flood control also was approved by voters on the November 2006 ballot. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State intends to issue the first $250 million tranche in July or August 2007. Proceeds of the initial issuance will be used in part to repay a $150 million loan from the General Fund to support the research while litigation was pending.

Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. The State is negotiating an increase under the credit agreement to $2.5 billion. As of May 1, 2007, the State had $1.3 billion aggregate principal amount of general obligation commercial paper notes outstanding.

Lease-Revenue Bonds. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.7 billion General Fund-supported lease-revenue debt outstanding at June 1, 2007. On May 3, 2007, Governor signed legislation authorizing the issuance of up to $7.4 billion lease revenue bonds to finance construction of state prisons, county jails and local re-entry facilities.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $48.3 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of December 31, 2006.

Future Issuance Plans. In light of significant new authorizations for State bonds, the State Treasurer’s Office indicated that it expects the volume of general obligation bonds and lease revenue bonds to increase substantially in fiscal year 2007-08, reaching levels of $12-16 billion per fiscal year by 2009-10, with amounts declining thereafter, assuming no further new bond authorizations in the interim, or issuance of refunding bonds.

Governor Schwarzenegger is promoting a $4 billion bond proposal for building dams, for presentation to voters in 2008. A $9.95 billion bond measure for high speed rail projects was moved from the November 2006 ballot to the 2008 general election. The Governor has proposed to defer the light rail bond measure indefinitely.

Economic Recovery Bonds. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, the ERBs are secured by the State’s full faith and credit. The State issued $10.9 billion principal amount of ERBs, which resulted in net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year. The State may issue the remainder of the authorized ERBs at any time in the future, but the 2007-08 May Revision assumes no ERBs will be issued in fiscal year 2007-08. The State retired early approximately $623 million of the ERBs during fiscal year 2005-06 and $585 million in fiscal year 2006-07 to date as of March 1, 2007, and an additional $508.2 million July 1, 2007.

Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement with four major cigarette manufacturers, which agreed to make payments to the State in perpetuity. In 2002, the State authorized the sale of revenue bonds secured by the tobacco settlement revenues. On March 14, 2007, the State completed a refinancing of the bonds, which included a covenant that the Governor will request a General Fund appropriation to

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pay debt service and related costs if revenues fall short. The Legislature is not obliged to make a requested appropriation, and the tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions. The refinancing generated additional proceeds of approximately $1.26 billion for General Fund purposes.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State issued $1.5 billion of revenue anticipation notes in October 2006, which must be repaid by the end of fiscal year 2006-07, in order to maintain adequate reserves to manage the State’s cash flow requirements during the fiscal year. This was the smallest annual revenue anticipation note borrowing since fiscal year 2000-01.

Inter-fund Borrowing. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of May 31, 2007, there were approximately $1.6 billion of outstanding loans from the SFEU or other inter-fund sources to the General Fund.

Tax Revenues.

The State’s major tax revenue sources are personal income tax, sales tax, corporation tax, and insurance tax. The personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It it is imposed on net taxable income, with rates ranging from 1.0 percent to 9.3 percent. The personal income tax structure is considered to be highly progressive. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, contributes volatility to personal income tax receipts, accounting for as much as 24.7 percent and as little as 7.3 percent of General Fund revenues in the last 10 fiscal years.

The sales tax is imposed on most retail sales and leases, subject to a number of exemptions. The base state and local sales tax rate is 7.25 percent, but is higher in certain local jurisdictions.

Corporation tax revenues are comprised of the franchise tax and corporate income tax, which apply to businesses doing business in California or deriving income from California sources, is levied at 8.84 percent rate on profits. Banks and other financial corporations are subject to the franchise tax plus an additional 2 percent tax on net income. California has an AMT similar to federal law. Subchapter S corporations are taxed at 1.5 percent of profits. Limited liability companies are subject to fees, the constitutionality of which is under challenge. Potential refunds are estimated at up to $1.04 billion in 2007-08 and up to $260 million in 2008-08, with annual losses of up to $340 million in 2008-09 and increasing amounts in future years.

California’s estate tax has been phased out pursuant to the federal estate tax cut, which sunsets after 2010. After that time, the federal estate tax will be reinstated along with the State’s estate tax, which is designed to absorb the maximum credit allowed against the federal estate tax return.

Constitutional, Legislative and Other Factors. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, and adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

The primary units of local government in California are the 58 counties, which are responsible for the provision of many basic services. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained by a number of propositions.

The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property

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values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner’s acquisition, the amount of tax on comparable properties varies widely.

Proposition 4 or the “Gann Initiative” (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs.

In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of “limiting local government revenue and enhancing taxpayer consent.” Proposition 218 requires a majority of a local entity’s electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity’s electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

The fiscal relationship between the State and cities and counties changed in 2004, with the enactment of Proposition 1A and related legislation. Among other things, Proposition 1A limits the State’s access to local government revenue sources by placing hurdles to the State’s ability to borrow such revenues and limiting such borrowing to no more than two out of ten fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. The State’s authority to mandate activities on cities, counties and special districts is, as of fiscal year 2005-06, conditioned on the State providing funding for such activities. Mandates without funding are suspended and the local governments need not comply. Proposition 1A further requires the State to reimburse local governments for mandated costs incurred prior to the 2004-05 fiscal year, beginning in 2006-07 over a period of 15 years. The remaining estimated claims for mandated costs is $1.0 billion.

Other litigation and initiatives complicate the State’s ability to spend tax revenue.

In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-

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year period. The 2004-05 Budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the constitutional guarantee. This suspended amount was fully paid in 2005-06. However, subsequent growth in General Fund revenues increased the 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the 2005-06 funding level was also affected by the increased revenues and was $1.1 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. The unpaid additional funding requirements were the subject of a lawsuit by the California Teachers Association, which has been settled. The State agreed to require the $2.8 billion obligation with a $300 million payment in fiscal year 2008-08 and further annual payments of $450 million beginning in fiscal year 2008-09 until the entire obligation is repaid. After estimated and proposed payments in 2006-07 and 2007-08, the total estimated maintenance factor balance will be $65.5 million at the end of fiscal year 2007-08. This maintenance factor balance is required to be restored in future years as economic conditions improve.

Not only was the current year spending withheld in 2004, but cumulative shortfalls for prior years were also calculated and deferred pursuant to statute. The estimated $1.4 billion due for prior fiscal years is to be repaid in annual increments of $150 million beginning in 2006-07. The Governor received in March 2007 a series of reports which he commissioned, that recommend education reforms before increasing funding. The recommendations are under consideration.

With a ballot initiative in November 2004, voters approved surcharge of one percent on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of State revenues, because it may impede adjustments to the progressive structure of the State’s personal income tax.

The full impact of enacted propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

Litigation. The State is involved in certain legal proceedings (described in the State’s recent financial statements). Some of these have been recently decided against the State, including a judgment requiring the State Controller discontinue its escheat practices regarding unclaimed property until better processes are in place to notify property owners, which is expected to cost the State as much as $130 million annually until the notice mechanism is remedied. The State is also subject to several lawsuits concerning deficiencies in its prison system, has already spent $1 billion to address inmate requirements, and could be ordered to spend hundreds of millions of dollars in the future. The State is currently appealing a trial court judgment that it must pay more than $500 million to the retired school teachers’ pension fund, finding unconstitutional a statute that deferred the amount of the State’s obligation for the fiscal year 2003-04.

Additional pending suits may cause the State to incur judgment costs in the future or inhibit the State from raising revenues. For example, a series of tax cases challenging the State’s methods of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. The State’s proposal to issue bonds to fund all or a portion of the State’s pension obligations has been finally rejected by the California courts.

The State is also subject to penalties if it fails to meet the conditions attached to federal funds. For example, California’s welfare caseload is subject to a 50% work participation level beginning in federal fiscal year 2007, but considerable improvement in work participation rates must be achieved to avoid penalties, which could cost the state and counties more than $1.5 billion over a five-year period. The 2007-08 May Revision proposes major changes to emphasize work participation and better align the State and counties with federal work requirements.

Recent Developments Regarding Energy. The stability of California’s power grid and its transmission capacity remains of concern. In its 2007 Summer Assessment, California’s Independent Service Operator predicted adequate capacity to meet anticipated summer 2007 demands. Record heat waves in the summer of 2006 resulted in transmission emergencies, which prompted cuts to certain volunteer customers but avoided rotating blackouts. In 2000 and 2001, at the height of California’s energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California’s supply of electric energy has been augmented by net new capacity, transmission lines have been upgraded, and new technology is being implemented to improve supply management.

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Natural gas prices in California are not regulated and therefore may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, a significant part of which is fueled by natural gas.

California’s Global Warming Solutions Act of 2006 requires the State to reduce greenhouse gas emissions by 2020. Policies to implement this mandate are currently under evaluation. California’s electricity sector is expected to face particular challenges in reducing emissions, in part because a significant percentage of electricity consumed by Californians is generated by coal-fired plants outside the State. A proposition seeking to end California’s ban on building new nuclear energy plants has been submitted for certification by the Attorney General for inclusion on a 2008 ballot.

The cost and availability of electricity is a relevant factor to the State’s economic growth potential. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, and that could in turn affect State and local revenues.

Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damaged to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.

Fire. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. The State has proposed exacting user fees to allocate the cost of wildfire containment to private landowners and to cities and counties. In 2005, fires have burned in Los Angeles, Riverside and San Bernardino counties. In October 2003, large wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernardino, San Diego and Ventura Counties. Losses have been estimated in the range of $1.5 to $2.5 billion. Southern California has experienced a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire.

Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. Court decisions have clarified State liability for flood damage. On February 27, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood Control System. These emergency repairs are expected to cost approximately $200 million, some or all of which may be reimbursed by the federal government or from bond funds. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

Georgia

Located in the southeastern region of the United States, the State of Georgia (“Georgia” and the “State”) has experienced substantial growth over the last several decades. Since 1960, the population of Georgia has more than doubled, currently making Georgia the country’s ninth most populated. Between 2000 and 2006, Georgia grew by almost 1,177,488 people, a growth rate of 14.4%, third fastest in the nation. (2006 Census estimate: 9,363,941).

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Georgia’s economy is fairly diversified, with private sector employment almost equally spread between manufacturing, services, wholesale sales and retail sales, with concentrations in manufacturing, trade, transportation and utilities, information technology, and professional and business services exceeding the national average. For the past several decades, this diversity has allowed Georgia to experience almost continuous economic growth, while other states more dependent upon a single business sector have experienced some periods of economic contraction. While this diversity did not insulate Georgia’s economy from the nationwide economic downturn that occurred in 2002-2004, this diversity has allowed Georgia’s economy to fully recover since then, and it now enjoys the same economic growth as it did before the downturn.

One example of this diversity is Georgia’s labor market. Historically, Georgia has enjoyed an unemployment rate significantly below the national average. While Georgia did experience a negative trend during the early part of this decade, recent data shows the state unemployment rate is once again well below the national average (State unemployment rate of 4.1% versus a 4.5% unemployment rate nationally in May 2007).

Historically, most of the job growth in Georgia has been in the Atlanta MSA. However, over the last several years, there has been great emphasis placed upon developing other parts of the State, so that these areas can begin to reap the economic benefits traditionally limited to the Atlanta MSA. One example of this is the OneGeorgia Authority, which is discussed below. Those efforts have begun to bear fruit, as for the last 3 years (2003-2006), the statewide growth rate has exceeded the Atlanta MSA growth rate (1.9% vs. 1.7%, 2.9% vs. 2.7% and 4.3% v. 4.0% respectively). This job growth is expected to continue in the foreseeable future, as Georgia’s overall employment rate is expected to increase by 1.3% in 2007, 1.6% in 2008 and 2.1% in 2009.

Another contributing factor to Georgia’s economic success is its location, which affords its residents and businesses easy access to commercial centers throughout the world.

For ground transportation, the capital city of Atlanta is one of the few major US cities with 3 interstate highways. As a result, Georgia manufacturers and distributors are within 2 truckload days of 82% of the US industrial market.

Atlanta’s Hartsfield-Jackson Airport (the “Airport”) is one of the world’s busiest, serving over 84,846,639 passengers in 2006 with destinations to 192 cities in 31 countries. This traffic level represented a 1.23% decrease over 2005 rates (due, in a major part, to the financial difficulties encountered by Delta Airlines, the Airport’s major carrier, which is discussed below), but that trend appears to have reversed for 2007, with passenger traffic up 2.6% over the first five months of 2007 (and approximately the same level as the first five months of 2005). Annual Airport passenger traffic is anticipated to increase to 121,000,000 by 2015.

The Airport also has over 1,200,000 square feet of cargo dock handling space, which allowed the Airport to handle more than 765,002 metric tons of cargo in 2006 (a significant decrease from 2004 due to a loss of a cargo carrier in 2005); interestingly, however, international cargo increased 13.7% from 2005 to 2006 (344,975 v. 392,154 metric tons). These dame trends have continued in 2007, with total freight tonnage down 2.93% for the first five months, but international freight tonnage is up 1.51% over the same period.

To facilitate this projected increase in usage, the Airport is in the seventh year of a ten year $5.4 billion capital improvement project, which is the largest such project in the history of the State of Georgia. The centerpiece of this expansion was the building of a fifth runway, which opened on May 16, 2006, and is expected to significantly reduce air traffic congestion.

Finally, with respect to water transport, Georgia has two significant deepwater ports, Savannah and Brunswick, as well as two inland barge operations, Columbus and Bainbridge. Like the Airport, these ports have also experienced a significant increase in traffic. Out of 361 ports in the U.S., Savannah has just passed Charleston to become the fourth largest container port in the country, while Brunswick is the number six auto port in the nation. In fiscal year (“FY”) 2006, the Georgia Ports Authority handled 2,041,789 Twenty Foot Equivalent Unit containers (“TEUs”), a 16 % increase over the previous year. Between FY 2002 and FY 2006, Port of Savannah’s throughout grew by 78%.

Also like the Airport, Georgia’s water ports are also currently involved in significant capital improvement projects. The Brunswick Deepening Project is scheduled for completion in 2007, while the preliminary work for the Savannah Harbor Expansion Project has been completed. The latter project is expected to be complete by 2012, and will deepen Savannah Harbor from 42 feet to 48 feet, allowing larger ships to dock.

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These factors have all contributed to Georgia’s significant link to the global economy, which is recognized by the 10 international banks with offices in the State as well as the 53 countries that have consular, trade, or chamber of commerce offices in Atlanta. More than 1,600 internationally-owned facilities representing 39 countries are located in Georgia. Georgia’s status as an international player was reaffirmed by the holding of the G-8 Summit in Sea Island, Georgia on June 8-14, 2004. In 2005, Georgia ranked 11th among states in total value of exports with $20.5 billion in value, a 50% growth over the 1999 level.

The increase in international business in Georgia has been accompanied by increase in international migrants coming to the State. Between 2005-2006, 37,451 international immigrants moved to Georgia, with about four out of ten people moving to Georgia being an international immigrant.

Georgia has also grown as a tourist destination. It is estimated that travelers spent $25 billion in 2005, placing the State 8th in the nation in tourism expenditures.

As mentioned above, historically much of this economic largesse has centered around the capital city of Atlanta. However, recently the State government has taken several steps to ensure that the other areas of Georgia share in this growth. Of particular note is the OneGeorgia Authority (the “Authority”). Established in 2000 and funded with a portion of the State’s recovery in the nationwide tobacco litigation settlement, the Authority was created to provide financial assistance to development projects targeted to assist Georgia’s economically distressed areas. It is anticipated that the Authority will invest over $1.6 billion over the term of the tobacco settlement. According to the FY 2008 budget, of the $148 million tobacco funds, $47.1 million is budgeted to the Authority.

The State government of Georgia and its elected officials have historically adopted a very conservative fiscal approach. This approach has resulted in the State having one of the lowest debt levels, per capita, in the United States. As a result, Georgia is one of only a handful of states to maintain a triple “A” bond rating by all three major rating agencies.

General obligation bonds are typically issued by the State pursuant to Article VII, Section IV of the Constitution of the State of Georgia (the “Georgia Constitution”), which provides that such bonds are the direct and general obligations of the State. The operative language is set forth in Article VII, Section IV, Paragraph VI of the Georgia Constitution which provides:

“The full faith, credit and taxing power of the State are hereby pledged to the payment of all public debt incurred under this article and all such debt and the interest on the debt shall be exempt from taxation (emphasis added). . .”

The Georgia Constitution further obligates the Georgia General Assembly to “raise by taxation and appropriate each fiscal year . such amounts as are necessary to pay debt service requirements in such fiscal year on all general obligation debt.” The Georgia Constitution also establishes a special trust fund (the “State of Georgia General Obligation Debt Sinking Fund”), which is used for the payment of debt service requirements on all general obligation debt.

The Georgia Constitution also establishes certain limitations upon the amount of debt that the State can incur. In particular, Article VII, Section IV, Paragraph II(b) of the Georgia Constitution provides that, except in certain emergency situations (i.e., in times of war or to cover a temporary budget shortfall) the State may not incur additional debt if, in that fiscal year or any subsequent year, the cumulative annual debt service for both general obligation debt and guaranteed revenue debt (including the proposed debt) will exceed 10% of the total revenue receipts, less refunds, for the prior fiscal year. The Georgia Constitution prevents State departments and agencies from circumventing these debt limitation provisions by prohibiting them from executing contracts that may be deemed to constitute a security for bonds or other public obligations. (See Article VII, Section IV, Paragraph IV of the Georgia Constitution.)

As mentioned above, the State may incur “public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred.” (See Georgia Constitution, Article VII, Section IV, Paragraph I(b).) However, since this provision was enacted, the State has never had to exercise this power.

Virtually all debt obligations represented by bonds issued by the State of Georgia, counties or municipalities or other public subdivisions, and public authorities require validation by a judicial proceeding prior to

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the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution. (See Article VII, Section VI, Paragraph VI of the Georgia Constitution).

The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the State budget which is considered, amended, and approved by the Georgia General Assembly.

To protect the State in the event of a decline in State revenues, and reflective of its conservative fiscal approach, in 1976 the Georgia General Assembly established the Revenue Shortfall Reserve. This reserve is funded by surplus revenue collections, and its existence was instrumental in helping the State weather the nationwide economic downturn during FY2002-FY2004. During those 3 years, the State was able to cover revenue shortfalls by drawing monies from this reserve (approximately $680,000,000 over the 3 year period) rather than raising taxes or cutting vital services. With the end of the economic downturn in FY 2005, the State then began to replenish the reserve, so that at the end of FY 2006, the reserve had a balance of $792,490,296 (which exceeds the pre-FY2002 balance).

The State’s finances are recovering from their sudden decline in the early part of the decade, when revenues shrank in both fiscal year 2002 and 2003. For FY 2006, Georgia had a $580 million budget surplus. General fund tax collections grew 9.3% in FY2006, and revenue strength has continued into FY2007. For the month of May 2007, total net revenue totaled $2.14 billion, an increase of 27.9% from the May 2006 figure. The percentage increase year-to-date for FY 2007 compared to FY2006 is 7.6%. By the end of May 2007, personal income and motor fuel taxes are leading the growth, rising 9.9% and 21.6%, respectively. State spending, which had been restrained prior to 2005, is expected to increase 4.5% in fiscal 2007, led by appropriations for education. Georgia uses lottery funds for the education fund reserve (which requires a deposit of 10% of the annual lottery proceeds up to a cap of 50%). In 2006, Georgia Lottery transferred $822 million to the State Treasury’s Lottery for Education Account, the largest educational transfer in Georgia Lottery Corporation’s history.

Importantly, key components of the tax stream that are most closely associated with economic growth are experiencing strong increases. These include the individual income tax, sales and use tax and corporate income tax.

Through May 2007, fiscal year to date, individual income tax revenues have grown by 9.9% in FY 2007 compared to the same period during FY 2006. For the month of May 2007, individual income tax revenue totaled $1.45 million compared to $1 million for May 2006, an increase of 45.7%.

Through May 2007, fiscal year to date sales and use tax revenue has grown by 3.7%. been especially strong in several business segments including utilities, home furnishings and equipment and apparel. Although the gross sales and use tax increased by 5.8%, it was offset by higher rate of local sales tax distribution and sales tax refunds and adjustments.

Through May 2007, fiscal year to date, corporate income tax revenue has grown by 11.1%.

This broad-based growth in tax revenues indicates Georgia’s economic growth remains on-track. Employment growth has been steady in Georgia. Based on employment data as originally reported by U.S. Bureau of Labor Statistics (“BLS”), employment growth had sagged in FY 2005, but had then accelerated rapidly since June of 2005 and shows no signs of slowing down.

The data indicate that employment growth had remained strong throughout FY 2006 and FY 2007. Employment has been growing steadily thanks to new businesses moving into the State, as well as expansion of existing businesses, such as the Georgia’s deepwater ports, which is responsible for 7% of Georgia’s total employment. One study forecasts Georgia’s employment to gain 55,200 jobs in 2007, 80,600 jobs in 2008, and 90,100 in 2009.

Personal income is a second key indicator of economic conditions in Georgia. Total personal income, relative to that of the U.S., has been growing strongly. For calendar year 2005, Georgia’s personal income grew by 6.3% compared to 5.6% for the US. After enjoying a rapid growth in previous years, personal income growth slowed down in 2006 where Georgia’s personal income grew 5.78%, less than the national average of 6.26%. Georgia’s growth ranked 29th among the U.S. states (down 15 spots from the previous year).

While Georgia’s revenue growth accelerated from FY 2004 to FY 2005, the FY 2007 amended budget and FY 2008 budget are based upon forecasts of moderate revenue growth. The FY 2007 amended budget and FY 2008 budget were submitted to the Georgia legislature in January 2007. The amended FY 2007 revenue estimate,

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increases the FY 2007 General Revenue Funds revenue estimate by $555.2 million for a new projected revenue growth of 5.1%. The revenue estimate for FY 2008 Budget is based on 5.6% growth of General Fund Revenue over the Amended FY 2007 revenue projection. Studies project revenue growth of about 5% in FY 2009, 5.2% in 2010, and 5.4% in 2011 and 2012.

As mentioned above, on September 14, 2005 Delta Airlines, a leading international airlines and the major carrier serving Atlanta and the southeastern United States, filed for bankruptcy. On April 30, 2007 Delta Air Lines, emerged from Chapter 11. During the 19-month restructuring, Delta was able to complete a comprehensive transformation plan one year ahead of schedule, and reported four consecutive quarters of operating profits. Furthermore, Delta is expected to reduce net debt from $16.9 billion to $7.6 billion by the end of 2007. In May 2007, Delta recorded record load factors, including consolidated system load of 80.8%, mainline system load factor of 81.1%, total domestic load factor of 81.9%, mainline domestic load factor of 82.7% and regional load factor of 78.9%.

Kia Motor Co. (“Kia”), a South Korean automaker, is continuing with its construction of a new automobile assembly plant in West Point, Troup County, Georgia, which is located off Interstate 85 near the Georgia-Alabama border. The $1.2 billion facility will put out 300,000 cars a year and will create about 2,893 jobs at the plant. Also, five supplier companies are expected to locate near the facility and are expected to employ approximately 2,600 workers. The Plant is expected to begin production in 2009, and it is hoped that its opening will help offset the job jobs incurred during the 2006 closing of Ford’s plant in Hapeville, Georgia and the scheduled closing of General Motors’ assembly plant in Doraville, Georgia in 2008.

The State continues to remain focused on the expansion of business within its borders. On May 24, 2007, Georgia Department of Economic Development (“GDEcD”) received the Presidential “E-Star” Award for excellence in exporting. The “E Star” Award recognizes previous “E” Award winners for their continued efforts in export expansion. The “E” Award is the highest honor the federal government can give to an American exporting organization. GDEcD is the only public agency to receive “E Star” award this year.

Georgia has also undergone significant political change in recent years. In November 2002, the State elected its first Republican Governor since Reconstruction. In addition, in light of significant election gains, as well as the well-publicized switch of political parties by several State Senators, the Republican Party gained control of the State Senate. This trend continued in 2004, as the Republican Party gained control of the State House and a second Republican Senator was elected (making it the first time since Reconstruction that Georgia had 2 Republican Senators). The 2006 election continued this trend as Republican Party maintained control of the State House and the State Senate.

Significant Contingent Liabilities

Kenny A., et al. v. Department of Human Resources, et al., United States District Court for the Northern District of Georgia, Atlanta Division Civil Action No. 1:02-CV-1686. The plaintiffs in this case, nine foster children in the custody of the Department of Human Resources (“DHR”), have filed this action on the behalf of a class of foster children in Fulton and DeKalb Counties, alleging systemic failures and deficiencies in the foster care program. The parties have entered into a consent decree in which State Defendants have agreed to undertake a series of improvements in the system and that the plaintiffs are prevailing parties entitled to an award of reasonable attorney’s fee and expenses. The Court entered an Order awarding $10.5 million in attorneys’ fees and $740,000 in expenses. DHR has appealed. Plaintiffs have cross-appealed.

Kelley Kennedy, et al. v. Department of Human Resources, Fulton Superior Court Civil Action No. 2005-CV-104147. The plaintiff in this case is a custodial parent receiving child support enforcement services from the Department of Human Resources’ Office of Child Support Services (“OCSS”). The plaintiff filed an action seeking class certification on behalf of all custodial parents who have ever received services from OCSS, alleging contractual and tort-based claims for damages based on OCSS’s alleged failure to collect statutory interest charges that may have accrued on the plaintiff’s child support judgment. DHR was granted summary judgment in its favor, and the case was dismissed. However, Plaintiff’s time to file an appeal has not yet expired and an appeal is expected. If the appeal is granted and the plaintiff were to succeed in obtaining class certification and to prevail on her claims, the State’s estimated potential liability could be $400,000,000 or greater. OCSS contends that it has good and adequate defenses against the plaintiff’s claim and intends to defend the suit vigorously on its merits and to oppose the granting of class certification.

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Plymel, et al. v. Teachers’ Retirement System, et al., Fulton Superior Court Civil Action No. 2004-CV-84312. The plaintiffs in this case filed a civil action seeking additional benefits retroactive to the time of each individual plaintiffs’ respective retirement dates for a class of those retirees who elected survivorship options and who retired between 1983 and February 1, 2003, in the retirement plan administered by the Teachers’ Retirement System of Georgia (“TRS”). Plaintiffs alleged that they are due such additional benefits for monies lost due to TRS’ allegedly inappropriate use of option factors and the mortality tables implicit in them to calculate retirees’ monthly benefits. Cross motions for summary judgment were pending, after a hearing held May 4, 2005. The motion for summary judgment of TRS and its Trustees was granted by order on January 9. 2006. Plaintiffs appealed, and on October 30, 2006, the Georgia Supreme Court reversed, holding that TRS should have used more current mortality tables in determining option factors. The Court remanded the case for the trial court to determine “whether, under the more current mortality tables, the appellants’ optional-plan and maximum-plan benefits were actuarially equivalent” and to determine the applicable statute of limitations along with other matters. TRS moved for reconsideration, and the Court had not rules on the motion as of the date of this letter.

Ronald Williams, et al., v. TRS, et al., Chattooga Superior Court Civil Action No. 2006-CA 31,390 is a related case, filed in August of 2006, on behalf of plaintiff Williams by the same lawyers who represent Mr. Plymel, contains the exact same claims as the Plymel case, and was filed in order to obtain class certification for all affected TRS beneficiaries. A scheduling conference was held on November 6, 2006 and the trial court has under advisement Defendants’ motion to transfer venue the setting of a date for a hearing on class certification.

Steel, Inc. v. Hardin/Russell/Mitchell, J.V., et al, v. Georgia State Financing and Investment Commission v. U.S.F&G, Travelers Casualty & Surety Co., Archer Western Contractors, Ltd., Ivey Mechanical, LLC, ELDECO Inc., National Fire Ins. Co., of Hartford, and Federal Ins. Co., Fulton Superior Court Civil Action No. 2003-CV-70191. This case, filed July 3, 2003, involves a third-party action by the joint venture construction manager, HRM, for the Georgia World Congress Center Phase IV expansion project based upon indemnity from a number of subcontractors’ claims and HRM’s own delay and disruption claims. The subcontractors’ claims of approximately $50,000,000 were submitted to arbitration, with a ruling issued on April 21, 2005, denying the vast majority of claims and awarding approximately $5,000,000 to the subcontractors. Court-directed mediation commenced in late October 2005. HRM has included the arbitration awards in its overall mediation claim against GSFIC totaling approximately $32,000,000. GSFIC asserted counterclaims totaling $28,000,000 and has withheld retainage of $8,000,000 as a set-off to fund the GSFIC claims. The mediation was suspended for nearly a year while HRM pursued other avenues for compensation, but recently reconvened and suspended again in September 2006. Certain of the parties wish to reconvene the mediation one more time prior to trial, which is anticipated to be placed on the calendar in the summer of 2007. GSFIC believes it has good and valid defenses to many if not all of the asserted claims and intends to defend its position and to vigorously pursue its counterclaims.

Consortium for Adequate School Funding, Inc., et al., v. State of Georgia, et al., Fulton County Superior Court Civil Action No. 2004cv91004; (“Consortium”). This is a challenge to the State’s system of funding public education brought predominantly by rural school districts. The suit claims funding is inadequate as a matter of law and violates the equal protection clause of the Georgia Constitution. Plaintiffs seek to enjoin the current funding system; they do not seek damages. However, if plaintiffs’ theories prevail, the cost to the State would be significant. The State believes substantially the same issues have already been settled favorably by McDaniel v. Thomas, 248 Ga. 632 (1981) and is contesting the claims vigorously. The matter is currently in discovery following the granting in part of a motion to dismiss by the State Defendants. The Defendants anticipate that discovery will take at least six more months followed by a motion for summary judgment or trial on the merits.

Douglas Asphalt Co. v. Department of Transportation, Turner Superior Court Civil Action No. 2005-CV-0137. The plaintiff in this case filed a civil action against the Georgia Department of Transportation (“GDOT”) alleging breach of contract and seeking damages. The contract actions involve (1) a declaratory judgment action filed in Coffee County where Douglas’ main office and headquarters are located and (2) similar lawsuits in Fulton County and Turner County. In the Turner County case, the plaintiffs allege that GDOT improperly condemned or stopped work on several road projects for violation of specifications regarding lime content in asphalt. GDOT has counterclaimed for the improper work. The lime content affects the life of the project, and the issues in the case have revolved around reliability of testing. The plaintiff seeks approximately $11 million in damages and may also seek attorney fees. A date for trial has not been set as of the date of this letter.

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Maryland

The following is a brief summary of some of the more significant matters relating to the State of Maryland and its economy. Other factors will affect State and local government issuers, and borrowers under conduit loan bond arrangements. This information constitutes only a brief summary and does not purport to be a complete description of the potential risks associated with investments in the State of Maryland. This summary is based primarily upon statistics and other information provided by Maryland agencies, official statements of the State of Maryland, independent sources, and public information available as of July 1, 2007. The State of Maryland and its local governments issue demographic and financial data infrequently, and such data will not necessarily reflect recent events and trends. This information has not been updated, nor will it be updated during the year. We have not independently verified the information. Estimates and projections are based upon assumptions which could be affected by many factors and there can be no assurance that such estimates and projections will prove, or continue, to be accurate.

The State and Its Economy. According to the 2000 Census, Maryland’s population in that year was 5,296,486, an increase of 9.4% from the 1990 Census. Maryland’s population is concentrated in urban areas. Approximately 87.1% of Maryland’s population live in the densely populated Baltimore-Washington region. Per capita income in 2005 was $41,996 in Maryland, compared to the national average of $34,495 in that year. Total personal income increased at an annual rate of 6.3% in 2005, above the national average of 5.2%.

Maryland’s economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sectors are much less significant than it is nationwide. Maryland’s economy is particularly sensitive to changes in federal employment and spending. The percentage of personal income earned from federal and military employment in 2005 was 9.3% for Maryland residents, compared to 3.7% nationwide. According to the United States Bureau of Labor Statistics, the unemployment rate was 3.6% in Maryland and 4.5% nationally in May 2007. Unemployment in Maryland could increase as a result of national or local economic conditions.

State Fiscal Information. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland’s fiscal year 2006 ended with a $1.4 billion general fund balance on a budgetary basis and $758.8 million in the Revenue Stabilization Account of the State Reserve Fund and other reserve funds. General fund revenues on a budgetary basis realized in the State’s fiscal year 2006 were above estimates by $46.5 million, or .4%. On a GAAP basis, the fiscal year 2006 reserved general fund balance was $1.5 billion, while the unreserved, designated and undesignated, fund balances were $1.3 billion and $730.9 million, respectively; this balance compares to the reserved general fund balance of $1.5 billion, and unreserved, designated and undesignated fund balances of $776.9 million and $307.5 million, respectively, at the end of fiscal year 2005. The Revenue Stabilization Account of the State Reserve Fund provides financial support for future needs of the State and is intended to reduce the need for future tax and other revenue increases. However, the State can, and does, move some of the funds in the Revenue Stabilization Account to cover other areas of its budget, so the actual balances may be lower in the future. Over the last few years, the State has needed to make transfers from the State Reserve Fund and the State’s Transportation Trust Fund, in addition to enacting cuts in expenditures. Additionally, the State expects a budget shortfall commencing in fiscal year 2008 as described below.

2007 Budget. On March 27, 2006 the General Assembly approved the budget for the 2007 fiscal year. The fiscal 2007 budget includes, among other things: (i) sufficient funds to the State’s retirement and pension system to maintain within the “corridor” of 90%—110% full funding; (ii) $5.0 billion in aid to local governments from general funds, reflecting full funding of the public school enhancements enacted at the 2002 session of the General Assembly (“Thornton”); (iii) $136.2 million for capital projects; (iv) $771.4 million to the State Reserve Fund; and (iv) deficiency appropriations of $182.3 million for fiscal year 2006. The $771.4 million appropriation to the State Reserve Fund includes $593.3 million to the Revenue Stabilization Account and $178.1 million to the Dedicated Purpose Account, reflecting $53.0 million to be used for specified road projects, $100.0 million to fund the future costs of retiree health benefits and $25.1 million for energy assistance to low-income families. The 2007 budget provides for agency spending growth after several years of cost containment. The State considered gaming alternatives, but the General Assembly failed to pass legislation providing for video lottery terminals. It is currently estimated that the general fund balance on a budgetary basis at June 30, 2007, will be approximately $247.2 million. In addition, it is estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund will be $1.4 billion, equal to 11.0% of general fund revenues.

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2008 Budget. On January 19, 2007, the Governor presented his proposed fiscal 2008 budget to the General Assembly. As enacted by the General Assembly on April 2, 2007, the 2008 budget included, among other things: (i) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (ii) approximately $7.3 billion in aid to local governments from general funds reflecting funding of the Thornton education funding program; and (iii) $262.8 million to the State Reserve Fund, a decrease of $455.6 million compared to 2007. Again, the State considered gaming alternatives, but the General Assembly failed to take any action. The $262.8 million appropriated to the State Reserve Fund includes $162.8 million to the Revenue Stabilization Account and an additional $100.0 million deposit to the Dedicated Purpose Account to fund the future costs of retiree health benefits. Transfers of $978.0 million from the State Reserve Fund to the General Fund were budgeted in fiscal year 2008. When the 2008 budget was enacted, it was estimated that that the general fund balance on a budgetary basis at June 30, 2008, would be approximately $67.1 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund was estimated to be $673.7 million at June 30, 2008, equal to 5% of general fund revenues.

Structural budget deficit. For some years, a potential cash shortfall between revenues and spending has been projected for fiscal 2008. The shortfall is expected to grow from $933 million for fiscal 2008 to over $1.5 billion in fiscal 2009. At the request of the newly-elected Governor, the General Assembly deferred action of any major significance toward addressing the deficit to allow the new administration time to study options and develop a course of action. The current imbalance relates to the Thornton education funding program, but also declining revenue growth. In previous years, funding of the Thornton expenditures was through a combination of spending restraint and revenue growth in excess of 9% annually as well as transfers of funds from reserves. However, anticipated slower revenue growth in upcoming years is expected to exacerbate this revenue/spending imbalance. Subsequent to adoption of the 2008 budget, the governor directed his administration to reduce state spending by $200 million; $280 million of cuts were announced and approved by the Board of Public Works on July 12, 2007 in spite of concerns at the impact of the cuts on health care and social services. Legislative committees are also starting the process of studying this projected deficit and its causes and developing solutions. At this point, while the administration and General Assembly continue to look for efficiencies, it is appears likely that the next steps will be for the State to seek additional revenues such as higher taxes and slot machine gaming.

At the same time, the State and impacted local governments have started considering how recent United States announcements relating to Base Realignment and Closure (BRAC) will impact state and local infrastructure needs and other expenditures. As part of BRAC, a substantial number of military families and private sector workers will relocate to various parts of Maryland. These additional families will require schools, housing, transportation and other services. At this point, a State BRAC team is starting to assess the situation, which may result in increased borrowing at both the State and local levels. The short term financial impact of the BRAC relocations, while generally perceived to be favorable in the long term, cannot yet be determined.

Finally, the State is still assessing the magnitude and solutions to fund its post-employment non-pension benefit liability. Most recent estimates of this liability range from approximately $9.0 billion to $14.5 billion. A commission formed to develop a plan with respect to these liabilities must report to the Governor and General Assembly by December 31, 2008.

State-Level Municipal Obligations. Neither the Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, Maryland’s Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. These restrictions do not necessarily apply to other issuers within the State. The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or “capital bond bill,” that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had approximately $6.9 billion of State tax-supported debt outstanding as of March 31, 2007.

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The public indebtedness of the State of Maryland and its agencies can be generally divided into the following categories:

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The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State’s real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State’s general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of February 2007, the State’s general obligation bonds were rated AAA by Fitch, Aaa by Moody’s Investors Service, Inc., and AAA by Standard & Poor’s. We cannot assure you that such ratings will be maintained in the future.

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The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financial facilities, including an expansion to the BWI airport, rail transportation facilities, highways and other transportation facilities. Holders of these bonds are not entitled to look to any other sources of payment.

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The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, convention centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.

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Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority, like the Maryland Department of Transportation, has issued bonds which are payable solely from collections from airline travel; any significant decline in air traffic for the BWI airport could impede repayment on such bonds. In 2005, the General Assembly authorized funding for the Intercounty Connector (ICC) highway project to be built in the Maryland suburbs of Washington, D.C. The Maryland Transportation Authority is authorized to issue grant anticipation revenue (GARVEE) bonds in an amount not to exceed $750 million; these bonds will be repaid from a portion of Maryland’s future federal highway aid. The Maryland Transportation Authority tentatively plans to issue the first series of GARVEE bonds in 2007 in the anticipated amount of $380 million.

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The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due. Such arrangements generally contain “non-appropriation” clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government can not be held contractually liable for the payments.

Although the State has the authority to make short-term borrowings up to a maximum of $100 million in anticipation of taxes and other receipts, in the past 20 years the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loan associations in 1985; all such notes were redeemed without the issuance of debt.

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Other Issuers of Municipal Bonds. Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through insurance. Other issuers within Maryland have received lower ratings.

Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have issued general obligation bonds. In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Many of them are just starting to assess their additional financial commitment as a result of the upcoming BRAC relocations. Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. However, the continued shortfall in State aid to local governments and potential increases in capital requirements and service needs for localities impacted by upcoming BRAC relocations has and will require some Maryland counties and municipalities to find creative sources of revenue. The substantial projected budget shortfalls at the State level, and other future events, might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid will adversely affect local economies.

Risks and Uncertainties. Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay the State on the underlying indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment.

The Federal Reserve has raised short-term interest rates for some time. Gasoline and construction material prices are high. Maryland electric rates have increased substantially since early 2006. Gas and other fuel costs continue to increase. The resulting effects of higher interest rates, higher gasoline and construction material prices, and increased electric rates on spending by consumers and borrowing or investments by businesses and individuals is difficult to predict. Furthermore, Maryland’s economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. BRAC relocations to Maryland will further increase this dependency. In addition, a significant proportion of Maryland’s revenues comes from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. A slowing of the pace of economic growth in the service sector, reductions in federal jobs, or funds otherwise available to Maryland could continue to create budget difficulties at the State and local level. Slower economic growth may generate insufficient income tax and sales tax revenues, which are important components of the State’s already reduced revenues. These trends could force Maryland to further decrease spending, cut employment, raise taxes or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State’s budget, will diminish the amount of State aid available to local jurisdictions.

Finally, national and international developments, such as rising oil and raw material costs, could have a materially adverse effect on the economy in Maryland. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and declines in related industries could hamper Maryland’s

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economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, continue to need funds to cover anti-terrorism costs. However, we cannot assure you that such funds will be available; and, if such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid required to address the State’s budget shortfalls could adversely affect local budgets which could impose hardship on them at the same time as they fund additional BRAC-related expenditures. If negative trends continue, Maryland’s State and local governments might need to take more drastic measures, such as increasing taxes, to balance their budgets.

North Carolina

The North Carolina Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total receipts during the period plus any surplus remaining in the State Treasury at the beginning of the period. The State operates on a fiscal year ending June 30, with the North Carolina General Assembly adopting a biennial budget during its long session which is held in odd-numbered years. During the short session, held in even-numbered years, the General Assembly makes adjustments to the budget based on revenue collections. The appropriations bill, adjusting the 2005 act for the second fiscal year of the biennium for the 2006-2007 General Fund budget, was signed into law July 10, 2006. As of July 11, 2007, the General Assembly had not enacted a new appropriations act for the 2007-2009 biennium General Fund budget.

The State of North Carolina is the eleventh most populous state with more than 8.8 million people according to the U.S. Census Bureau’s 2006 estimates. Its economy is a combination of manufacturing, agriculture, services and tourism. In recent years, the State has moved from an agricultural economy to a services and goods based economy. Services are the single largest job segment at 80% of total non-farm employment in January 2007, while manufacturing constitutes 13%. Despite the state’s economic improvement, the manufacturing slowdown continues to be felt in North Carolina. While North Carolina remains the national leader in textile employment, the textile and apparel sector’s employment continues to decline. As of January 2007 textile and apparel manufacturing employment in North Carolina fell to 9.5% of the total goods-producing sector. There is also significant military presence in North Carolina, contributing to 6% of the gross state product according to a 2004 study.

The State’s largest city, Charlotte, is now the second largest financial services center in the nation, based on the assets of the banks headquartered there. The Research Triangle Park (Raleigh/ Durham/ Chapel Hill) boasts three major universities and is known internationally for its technology and pharmaceutical industries. The State’s seasonally adjusted unemployment rate in April 2007 was 4.5%, compared to the national average of 4.6%.

The total General Fund appropriations and authorized reserve expenditures for the 2006-2007 fiscal year were $18.8 billion. The differing budgets passed by the House of Representatives and the Senate by May 31, 2007 would both authorize expenditures exceeding $20.2 billion for the 2007-2008 fiscal year. Fiscal pressures continue, with growing Medicaid costs and school enrollment driving the spending needs.

On March 1, 2007 the State sold $502.7 million of Public Improvement General Obligation Bonds, Series 2007A, pursuant to the 1998 Clean Water and Natural Gas Critical Needs Bond Act and the 2000 Higher Education Act and subsequent voter approval.

On August 16, 2006, the State sold $100 million of repair and renovation certificates of participation, Series 2006A. The State also sold $200 million of Capital Improvements certificates of participation, Series 2006A, in October of 2006.

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. Although an adverse result in any of the cases could have negative budgetary consequences, in the opinion of the Department of State Treasurer after consultation with the Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

Hoke County et al. v. State of North Carolina and State Board of Education — Funding of Public Education (formerly Leandro). In 1994, students and boards of education in five counties in the State filed suit in

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Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems.

The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court’s conclusion that the State Constitution guarantees every child the opportunity to obtain a sound basic education. A trial on the claim of one plaintiff-county was held in the fall of 1999. On October 26, 2000, the trial court, in Section Two of a projected three-part ruling, concluded that at-risk children in North Carolina are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education and the “sound basic education” mandated by the Supreme Court. On March 26, 2001, the Court issued Section Three of the three-part ruling, in which the judge ordered all parties to investigate certain school systems to determine why they are succeeding without additional funding. The State filed a Notice of Appeal to the Court of Appeals, which resulted in the Court’s decision to re-open the trial and call additional witnesses. That proceeding took place in the fall of 2001. On April 4, 2002 the Court entered Section Four of the ruling, ordering the State to take such actions as may be necessary to remedy the constitutional deficiency for those children who are not being provided with access to a sound basic education and to report to the Court at 90-day intervals remedial actions being implemented. On July 30, 2004, the North Carolina Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State continues to undertake measures to respond to the trial court’s directives. The magnitude of State resources which may ultimately be required cannot be determined at this time, however, the total cost could exceed $100 million.

N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et. al. — Use of Administrative Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit in Superior Court requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are civil penalties which under the North Carolina Constitution must be paid to the schools.

On December 14, 2001 the Superior Court of Wake County granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations applied, making the order retroactive to December 1995. This case was argued in the Court of Appeals in February, 2003. The North Carolina Court of Appeals rendered a decision in September 2003 substantially favorable to the State. On July 1, 2005 the Supreme Court reversed the Court of Appeals in part, concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. Based on information supplied by the state agencies, the amount owed could be as much as $770 million. The case is now pending in Superior Court while the parties discuss a negotiated resolution.

Southeast Compact Commission — Disposal of Low-level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently asked the United States Supreme Court to accept its Complaint against North Carolina demanding the repayment, with interest, of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest and attorney fees. The Supreme Court denied this motion in August 2001. On August 5, 2002, the Compact, with the

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addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the Court accepted jurisdiction of the case and the State filed an answer and motion to dismiss on August 21, 2003. On November 17, 2003, the motion to dismiss was denied, and the United States Supreme Court appointed a Special Master with authority to determine when additional pleadings will be filed in the case. The Special Master heard oral arguments on dispositive motions filed by both sides on September 3, 2004, and in two years later allowed the State’s motions as to several claims. The parties continue to litigate the remaining claims.

State Employees Association of North Carolina v. State; Stone v. State—Diversion of Employer’s Retirement System Contribution. On May 22, 2001, SEANC filed an action in Wake County Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the Retirement Systems. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001, and the North Carolina Court of Appeals affirmed this dismissal on December 3, 2002. The Supreme Court, on June 13, 2003, reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues raised but not addressed by the Court of Appeals. The Court of Appeals then remanded the case to Superior Court without opinion.

In June 2002, the Stone case was filed in Wake County Superior Court on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the Retirement Systems has been certified and the case is currently proceeding through class notification and toward trial. On September 6, 2006, the trial court issued an interlocutory order in response to cross-motions for summary judgment. The court’s order found the diversion of funds to be in violation of the constitution, but no repayment was ordered. The State has appealed.

Goldston v. State of North Carolina—Highway Trust Fund Transfers. On November 14, 2002, a lawsuit was filed in Wake County Superior Court demanding that $80 million transferred by the Governor from the Highway Trust Fund to the General Fund for purposes of balancing the State budget be returned to the Highway Trust Fund. The suit further alleges that actions of the General Assembly regarding the transfer of funds from the Highway Trust Fund to the General Fund constitute a borrowing by the State of Highway Trust Fund cash surplus and are unlawful and unconstitutional. The lawsuit requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues and Plaintiff has filed a notice of appeal. On September 20, 2005, the North Carolina Court of Appeals upheld the trial court’s order. The plaintiff filed a petition for discretionary review with the North Carolina Supreme Court, and the Court reversed the Court of Appeals, ruling that plaintiffs had standing to proceed and remanded the case to the trial court.

Lessie J. Dunn, et al. v. The State of North Carolina, et al.—Tax on Municipal Bonds. On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit in Forsyth County Superior Court alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina state and local governments constitutes a violation of the Commerce Clause of the United States Constitution. An order certifying a class has been entered by the Superior Court, and that order affirmed by the Court of Appeals in October of 2006. The State has appealed to the Supreme Court.

State of North Carolina v. Phillip Morris, Inc., et al.,—Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State of North Carolina filed a Motion for Declaratory Order in the North Carolina Business Court against defendants Phillip Morris, Inc., R. J. Reynolds Tobacco Company and Lorillard Tobacco Company. The Motion is seeking a declaration that (1) in 2003, North Carolina continuously had a Qualifying Statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) North Carolina is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that North Carolina is subject to a Non-Participating Manufacturers’ Adjustment for 2003. If the State is unable to ultimately prevail in the diligent enforcement litigation, the State may be unable to recover a portion of this year’s MSA payment. On December 4, 2006, the Court allowed defendants’ motion to compel arbitration. The State has appealed that order.

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Wal-Mart Stores East, Inc. v. Tolson and Sam’s East, Inc. v. Tolson – Refund of Corporate Income Tax. On March 17, 2006, the plaintiffs filed suits seeking refunds of $33.5 million in corporate income taxes, challenging the Department of Revenue’s authority to force the filing of a combined tax return. The State’s Motion to Dismiss was denied in November 2006 and the case continues in Superior Court.

Petroleum Traders Corporation (PTC). On July 19, 2006, PTC filed suit against the State challenging the fee charged for internet-enabled sales to the State (the eProcurement fee) is an unconstitutional tax. The remedy, refund of all fees to all vendors who paid it under the system, is alleged by plaintiffs to exceed $109 million. The State’s motion to dismiss awaits ruling by the trial court.

The Advisor believes that the information summarized above describes the more significant matters relating to the North Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of the Department of the State Treasurer of North Carolina, other publicly available documents, and oral statements from various State agencies and individuals. The Advisor has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

South Carolina

The South Carolina (State) Constitution mandates a balanced budget. If a deficit appears likely, the State Budget and Control Board, composed of the Governor, the State Treasurer, the State Comptroller General, the Chairman of the Senate Finance Committee, and the Chairman of the House Ways and Means Committee, may reduce appropriations during the current fiscal year as necessary to prevent the deficit. If it is determined that a fiscal year has ended with an operating deficit, the State Constitution requires that monies appropriated from the Capital Reserve Fund must be reduced to the extent necessary and applied to the year end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

By statute, the State General Assembly has provided that if monies in the Capital Reserve Fund and General Reserve Fund are insufficient to balance the Budgetary General Fund, the State Budget and Control Board is authorized to borrow the amount needed to balance the Budgetary General Fund from any department of State government with a surplus to the credit of the State department on hand in the Office of the State Treasurer. Amounts borrowed must be repaid from the General Fund no later than June 30th of the following fiscal year.

The State Constitution limits annual increases in the State appropriations to the average growth rate of the economy of the State and annual increases in the number of State employees to the average growth rate of the population of the State; provided, however, that these two limitations are subject to suspension for any one fiscal year by a special vote in each House of the General Assembly.

The State Constitution requires a General Reserve Fund that equals three percent of General Fund revenue for the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits of State government. The State Constitution also requires a Capital Reserve Fund equal to two percent of General Fund revenue for the latest completed fiscal year. Both the General Reserve Fund and the Capital Reserve Fund are fully funded at $153.5 million and $102.3 million, respectively.

The State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for the current fiscal year, the current fiscal year’s appropriation to the Capital Reserve Fund shall first be reduced to the extent necessary before any reduction is made in operating appropriations.

After March 1, monies from the Capital Reserve Fund may be appropriated by a special vote of the General Assembly to finance previously authorized capital improvement bond projects, to retire principal or interest on bonds previously issued, and to pay for capital improvements or other nonrecurring purposes. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item that has been reduced due to application of the monies to a year-end deficit must lapse and be credited to the General Fund.

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The State operates on a fiscal year beginning July 1 and ending June 30. The State’s budgetary General Fund ended fiscal year 2005-2006 with a budgetary surplus of $171.5 million.

The revenue estimate of the State’s Budgetary General Fund for fiscal year 2006-2007 as enacted by the General Assembly was $6,718.5 million. Through May 31, 2007, unaudited year-to-date total general fund revenue collections exceeded prior year collections for the same period by $537.3 million or 9.7%.

The State’s economy was predominantly dependent on agriculture until well into the 20th century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950’s, the State’s economy has undergone a gradual transition to other activities.

Real Gross State Product. At December 31, 2005, principal contributors to the State’s gross state product were the manufacturing industry (20%), followed by government (est. at 15%) real estate, rental and leasing (11%), retail trade (9%), wholesale trade (6%), healthcare and social assistance (6%), and finance and insurance (5%). During the years 2000-2005, the fastest growing contributors to the State’s gross state product were the information industry (8% average annual growth), wholesale trade (5%), finance and insurance (5%), and healthcare and social assistance (5%) industries. Manufacturing grew marginally at 1%, with declines in nondurable goods (-2%) mitigated by increases in the durable goods sector (4%). The State’s gross state product grew at an average annual growth rate of 2.1% (v. 3.1% for southeastern states, and 2.5% for the nation) from 2000-2005.

Employment. The State’s unemployment rate at December 31, 2006 was 6.4%, down 0.4% from December 31, 2005. By comparison, the unemployment rate was 4.1% for the southeastern states, and 4.3% for the nation. Over the past four years, the State’s unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the state’s unemployment rate are declines in manufacturing jobs and growth in the labor force. While the State’s economy is generating jobs, not enough jobs have been created to address the expanding labor force. The State’s nonagricultural employment increased 1% from 2001-2006, to 1.92 million by December, 2006. Strongest job growth through the period 2001-2006 occurred in the educational and healthcare industry (32,900 jobs, 3.7% average annual growth), followed by professional and business services (22,200, 2.3%), trade, transportation and utilities (19,400, 1.1%), leisure and hospitality (18,800, 2%), government (17,600, 1.1%), financial activities (15,700, 3.3%), construction (14,800, 2.5%), and retail trade (13,600, 1.2%). During the same period, the State’s manufacturing sector declined by 60,000 jobs (4.2%), with a decline of 42,500 jobs (2.5%) in non-durable goods, and a decline of 17,500 jobs (5.8%) in durable goods. In March, 2006, the U.S. Bureau of Labor Statistics released revised employment data for the State covering the last two calendar years. The data were revised sharply upward. The revised growth in employment is more consistent with other measures of economic growth in the State.

Per Capita Income. In 2006, the State’s per capita income increased to $29,316 or 4.4% year over year, compared to an increase of 5.1% for the southeast and 5.3% for the nation. The State’s per capita income was 81.4% of the national (compared to 82.1% in 2005) and 89.7% of the southeast (compared to 90.4% in 2005) per capita income.

Population. The State’s population estimate at July 1, 2006 was 4.32 million. The State’s rate of growth was 12th and 17th fastest in the United States for the periods 2005-2006 and 2000-2006, respectively.

Economic Development. For the calendar year 2005, the South Carolina Department of Commerce reported $2.6 billion in new capital investments that are expected to create about 12,370 new jobs. The projected average wage for jobs created with assistance of the South Carolina Department of Commerce was $39,283, up 13% from 2004, and 139% of the State’s per capita income. About 3,700 jobs were created in the State’s rural areas. Manufacturing was the leading sector for investment (81%) and job creation (83%). Additional details and other information regarding economic development efforts may be found at the South Carolina Department of Commerce website, located at http://www.sccommerce.com.

Anonymous Taxpayers vs. South Carolina Department of Revenue. This action for impairment of contract and an unconstitutional taking of property was brought by a retired State employee to contest the validity of Act No. 189 of the Acts and Joint Resolutions of the South Carolina General Assembly of 1989. The petitioner in Anonymous Taxpayers asserts that the tax exemption of State retirement income, which existed prior to the adoption

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of Act. No. 189 of 1989, was contractual in nature or a vested property right and not subject to repeal by statute. The trial court dismissed the original action. The South Carolina Supreme Court heard an appeal of the dismissal in January 2001. On March 12, 2001, the South Carolina Supreme Court entered its decision and remanded the case with instructions to dismiss the complaint without prejudice finding that the petitioner had failed to follow the proper administrative remedy. In light of the State Supreme Court’s dismissal, the petitioner elected to pursue an administrative remedy before the South Carolina Department of Revenue. The petitioner’s refund claim was denied by the Department of Revenue, and his appeal was denied by the Administrative Law Court.

Thereafter, petitioner sought rehearing which was denied. The petitioner has filed a petition for judicial review in the Circuit Court seeking judicial review of the decisions of the Administrative Law Court. The Circuit Court issued an opinion affirming the decision of the Administrative Law Court. The petitioner appealed the Circuit Court’s decision to the Supreme Court of South Carolina. The State believes that the decisions of the Administrative Law Court and the Circuit Court are legally correct and will be upheld on appeal. The State’s estimated potential exposure in the event of an adverse decision in Anonymous Taxpayers is $750 million in refunds of previously paid taxes and interest, and $60—$70 million annually in lost tax revenue going forward.

Anonymous Taxpayer vs. South Carolina Department of Revenue. A separate anonymous taxpayer protest seeks a refund of income taxes pursuant to the statute providing for tax credits related to Economic Impact Zones. The Department of Revenue denied the refund, and the matter came before an Administrative Law Court. The Administrative Law Court allowed a $2,112,640 refund for tax year 1995, but denied the $15,323,257 refund request for tax years 1997 and 1998. Both the taxpayer and DOR are seeking judicial review by the Circuit Court.

Abbeville County School District, et. al. v. State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State’s method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court’s dismissal of all but one of the counts, but reversed the lower court’s dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs requested leave to amend their complaint in this action to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State’s providing additional monies for public education and, possibly, for other purposes.

On December 29, 2005, the Court issued an order concluding that the instructional facilities in the school districts are safe and adequate to provide the opportunity for a minimally adequate education; that the State’s curriculum standards at the minimum encompass the knowledge and skills necessary to satisfy the definition for a minimally adequate education; that the State’s system of teacher licensure is sufficient to ensure at least minimally competent teachers to provide instruction consistent with the curriculum standards; that inputs into the educational system, except for the funding of early childhood intervention programs, are sufficient to satisfy the constitutional requirement; that the constitutional requirement of adequate funding is not met by the State as a result of its failure to adequately fund early childhood intervention programs; and that the students in the school districts are denied the opportunity to receive minimally adequate education because of the lack of effective and adequately funded early childhood intervention programs designed to address the impact of poverty on their educational abilities and achievements. Motions for reconsideration were filed in January, 2006, with briefs filed on April 4, 2006. On July 12, 2007, the Circuit Court denied the requests for reconsideration. The parties have thirty days to file an appeal to the State Supreme Court. There is no official estimate of the fiscal impact of any remedial action that will be necessitated by the findings of the Court; however, the General Assembly made provision in the 2006-07 Appropriation Act for $23 million to be expended for the purpose of initially addressing the court’s findings, and further provided for establishment of a committee to study and determine steps necessary to address those findings in future years.

Dean v. South Carolina Department of Public Safety. This class action suit seeks back wages including overtime pay for all hours during which State troopers were on call and during which they were on special duty assignments. The suit seeks payment under the Fair Labor Standards Act (FLSA) and the State Wage Payment Act.

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The Court has ruled that this is an “opt in” class, so that it includes all troopers in the State except for the less than 200 who opted out. Questions to be resolved in the case include whether a two or three year statute of limitations applies and whether the period of recovery may be extended back to 1986, the year the FLSA became applicable to the states. The court has ruled that treble damages would not apply to the State, but it has not ruled on the statute of limitations issue. Extensive discovery is proceeding. Settlement discussions have been undertaken. Under the plaintiffs’ theory of the case, in the event of a loss to the State, the amount could exceed $12 million. The State is vigorously defending this case, but cannot predict its outcome.

Layman, et al., v. State of South Carolina. Four state employees, on their own behalf and alleging that they are representatives of a class, filed a complaint in the Richland County Court of Common Pleas asserting among other things that by requiring that employees who return to work after retirement (including employees participating in the Teacher and Employee Retention Incentive Program-TERI) resume making contributions into the retirement system, the provisions of Act No. 153 of the Acts and Joint Resolutions of the General Assembly of the State of South Carolina for the year 2005 (Act) constitute a breach of contract, an unconstitutional impairment of the plaintiffs’ contract rights, an unconstitutional taking of the plaintiffs’ property, and that such contributions are precluded by promissory estoppel. The complaint sought damages, refunds, and a preliminary and permanent injunction enjoining the State from applying the Act to the plaintiffs. On August 11, 2005, the Supreme Court assumed jurisdiction of this case. On August 26, 2005 the Supreme Court certified a class of South Carolina TERI participants who retired before July 1, 2005 and other working retirees who returned to work after retirement, but before July 1, 2005. On December 1, 2005, the Supreme Court heard oral arguments in the case. On May 4, 2006, the Supreme Court issued its order holding that the TERI statute created a contract for retirees who entered the TERI program prior to July 1, 2005, and that contract was breached by requiring retirement contributions. The Court ordered the South Carolina Retirement System (SCRS) to refund all contributions received by these retirees while they were participating in the TERI program, plus interest. The Court denied relief to the working retirees, holding that the relevant statutes did not evince a legislative intent to bind the State contractually to them. The Supreme Court remanded the issue of breach of contract as relates to individual working retirees who retired and returned to work (not under the TERI program) prior to July 1, 2005, recognizing that the Court did not have a full record that demonstrates whether any individual working retiree had a contract that may have been breached by requiring retirement contributions. This action by working retirees is pending in the Circuit Court. The State and SCRS filed a Petition for Rehearing on May 19, 2006. On June 1, 2006, the Supreme Court denied the State and SCRS’s petition in most respects; however, the Court did agree to decertify the class. The Court further ordered SCRS to make refund contributions to TERI participants who entered TERI prior to July 1, 2005, by July 1, 2006 with interest of 4%. Post-judgment interest of 11.25% would begin to accrue on July 1, 2006 for refunds not paid by that date. SCRS has effected the refunds which totaled approximately $36.5 million, excluding interest. The South Carolina Supreme Court also remanded the case for a determination of whether attorneys’ fees are appropriate under South Carolina Code Section15-77-300 and if so, the amount of those attorneys’ fees to be shifted to the one or both defendants. By order entered February 20, 2007, the Circuit Court for Richland County issued an order awarding attorneys’ fees against SCRS and the State in the amount of $8,665,297.50. After exhaustion of post trial motions, SCRS, the State and the plaintiffs filed appeals. The Supreme Court has assumed jurisdiction of these appeals.

Arnold et al. v. the South Carolina Police Officers Retirement System, the South Carolina Retirement System and the State of South Carolina. This case is a putative class action case filed on August 9, 2005, alleging that provisions in Act No. 153 of the Acts and Joint Resolutions of the General Assembly for the year 2005 (Act No. 153) requiring working retirees in the Police Officers Retirement System (PORS) to make employee contributions are unconstitutional and illegal. Specifically, the plaintiffs allege that the provisions of Act No. 153 requiring working retirees to make contributions impairs contractual rights, constitutes an unlawful taking of property, and violates due process. Plaintiffs seek a declaration that provisions in Act No. 153 affecting members who retired prior to July 1, 2005, are unconstitutional, an injunction enjoining the defendants from collecting employee contributions from plaintiffs, and a refund of all contributions paid by working retirees under Act No. 153, including attorney’s fees. This action is pending in the Circuit Court. If the plaintiffs were to prevail, the defendants estimate the potential loss from the South Carolina Police Officers System, as of January 8, 2007, to be $4.1 million. The South Carolina Police Officers System, the South Carolina Retirement System, and the State of South Carolina believe their defense is meritorious and they are vigorously defending the case.

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Other Litigation. Certain other legal actions to which the State is a party are discussed in the Notes to the State’s audited financial statements available at www.cg.state.sc.us. Those discussions accurately portray the status and potential impact of such actions, based upon information currently available to the State.

South Carolina Lottery. In November, 2000, the State’s electorate approved an amendment to the State Constitution to permit the implementation of a lottery. The amendment was adopted by the South Carolina General Assembly during its 2001 legislative session, and the lottery became operational in January, 2002. As adopted, revised Article XVII, Section 7 of the State Constitution permits lotteries and requires lottery revenues to be applied first to pay operating expenses and prizes, with the remainder credited to a separate Education Lottery Account in the State Treasury. All account proceeds, including earnings from the investments thereof, must be allocated by the General Assembly for educational purposes and educational programs.

A total of $325,000 million net of operating expenses was transferred to the Education Lottery Account through June 30, 2006. Monies in the Education Lottery Account must be used to supplement and not supplant existing funds for education including pre-school, elementary, high school, technical and higher teaming programs, scholarships, tuition assistance, libraries, endowed chairs at various institutions of higher learning, and acquisition of school buses.

The Advisor believes that the information summarized above describes some of the more significant matters relating to the South Carolina Intermediate Municipal Bond Fund. The sources of the information are the official statements of issuers located in South Carolina, other publicly available documents, or oral statements from various State agencies. The Advisor has not independently verified any of the information contained in the official statements, other publicly available documents, or oral statements from various State agencies.

Virginia

Debt may be issued by or on behalf of the Commonwealth of Virginia in accordance with the provisions of Article X, Section 9 of the Virginia Constitution. Virginia counties, cities and towns may issue debt pursuant to the provisions of Article VII, Section 10 of the Virginia Constitution and the Public Finance Act of 1991 (Virginia Code Sections 15.2-2600 through 15.2-2663). In addition, certain types of debt, including private activity bonds may be issued by various special purpose authorities, including industrial development authorities created pursuant to the Industrial Development and Revenue Bond Act (Virginia Code Sections 15.2-4900 through 15.2-4920).

Sections 9(a), (b) and (c) of Article X of the Virginia Constitution provide for the issuance of debt to which the Commonwealth’s full faith and credit is pledged. Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections. The Commonwealth and its localities may also enter into leases and contracts that are not “debt” for constitutional purposes, but are classified as long-term indebtedness on the issuer’s financial statements.

General obligation debt of the Commonwealth is authorized for various purposes, including to meet emergencies, to redeem previous debt obligations, and to pay the costs of certain capital projects. The Virginia Constitution imposes certain restrictions on the amount of general obligation debt that may be issued by the Commonwealth and, in some cases, such debt is subject to approval in a state-wide election.

The restrictions applicable to general obligation debt of the Commonwealth, including limitations on the outstanding amount that may be issued by the Commonwealth, do not apply to obligations issued by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligations. Various types of revenue bonds have been issued under Section 9(d) of Article X for which the Commonwealth’s full faith and credit is not pledged. These bonds may be paid in whole or in part from revenues received as appropriations by the General Assembly from general tax revenues or solely from revenues derived from revenue-producing undertakings. The Commonwealth has also incurred numerous obligations with respect to the leasing or installment purchase of buildings, equipment and personal property. These agreements are for various terms and typically contain a nonappropriation clause so that the continuation of any such lease or installment purchase agreement is subject to funding by the General Assembly.

In addition to debt obligations issued by the Commonwealth of Virginia, the Virginia Intermediate Municipal Bond Fund also invests in debt obligations issued by Virginia local governments. As of June 30, 2005, local government in the

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Commonwealth was comprised of approximately 95 counties, 39 incorporated cities, and 190 incorporated towns. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, which are units of local government and which continue to be part of the counties in which they are located, levy and collect taxes for town purposes but their residents are also subject to county taxes. Generally, the largest expenditure by local governments in the Commonwealth is for public education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services as water and sewer services, police and fire protection, and recreational facilities.

Local governments are authorized to issue general obligation debt and debt secured by revenues of a revenue-producing undertaking under Article VII, Section 10 of the Virginia Constitution. Generally, debt issued by a county pledging the full faith and credit of the county is subject to voter approval but is not limited as to outstanding amount. Debt pledging the full faith and credit of a town or city is generally subject to a limit on the outstanding amount of such debt equal to 10% of the assessed valuation of the real estate subject to taxation in the city or town. Revenue bonds payable from revenues derived from a revenue-producing undertaking and certain lease or installment sale obligations that are subject to appropriation each year by the governing body of the locality are not subject to such limit and are not subject to voter approval in counties.

The primary sources of money available to localities to pay debt service on general obligation bonds are real and personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the “state aid intercept provision” provides a mechanism for applying appropriations to be made from the Commonwealth to any locality to any overdue debt service on general obligation bonds issued by such locality.

Numerous obligations are also issued by industrial development authorities, redevelopment and housing authorities, water and sewer authorities and other issuers created and empowered to issue bonds by Virginia statute. These issuers typically issue bonds payable from the revenues derived from a particular undertaking and not secured by a pledge of the faith and credit of the Commonwealth or any county, city or town. Typically these issuers do not have taxing power.

The General Fund of the Commonwealth derives its revenues primarily from five major taxes imposed by the Commonwealth: individual and fiduciary income; corporation income; state sales and use; deeds, contracts, wills and suits; and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, such as fiscal years 1995, 2001, 2002 and 2003 and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999, 2000, 2004, 2005 and 2006. The General Fund balance rose by $1,024.7 million in fiscal year 2006, an increase of 55 percent from fiscal year 2005. Overall tax revenues increased by 9.79 percent from fiscal year 2005 to fiscal year 2006, and individual and fiduciary income tax revenues increased by 11.45 percent. Revenue from state sales and use taxes decreased by 4.53 percent, while additional tax revenue growth occurred in the form of a 41.33 percent increase in corporate income taxes, a 0.1 percent increase in insurance premium taxes and a 16.6 percent increase in deeds, contracts, wills and suits taxes. An increase also occurred in public service corporation taxes, which grew by 1.9 percent. Total General Fund revenues increased by 8.4 percent and total miscellaneous and other revenues decreased by 3.7 percent. Overall expenditures rose by 5.6 percent in fiscal year 2006, compared to a 13.5 percent increase in fiscal year 2005. For fiscal year 2006, individual and family service expenditures grew by $293.5 million, or 8.7 percent, while education expenditures grew by $487.2 million, or 7.8 percent.

Of the June 30, 2006, $2,890.0 million General Fund balance, $1,064.7 million was reserved for the Revenue Stabilization Fund, which is the maximum allowed amount for fiscal year 2006. This fund is segregated from the General Fund and can only be used for Constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. The Commonwealth is required to deposit an additional $184.3 million in FY 2008.

The Commonwealth’s 2006 population of 7,642,884 was 2.55 percent of the United States’ total. With 39,594 square miles of land area, its 2006 population density was 193.03 persons per square mile, compared with 84.64 persons per square mile for the United States. According to the U.S. Department of Commerce, Bureau of Economic Analysis, in 2005, the Commonwealth had per capita personal income of $38,390, which was the highest of the Southeast region, the seventh highest state average nationally, and greater than the national average of $34,586. According to the U.S. Department of Labor, Bureau of Labor Statistics, Virginia had an unemployment rate of 3.2 percent in fiscal year 2006 compared to 4.8 percent nationally, making the Commonwealth the state with the second lowest unemployment rate in fiscal year 2006. Assessed value of locally taxed property exceeded $833 billion in 2005 according to the Virginia Department of Taxation.

C-27

The Commonwealth joined leading United States tobacco product manufacturers, 45 other states, the District of Columbia and five territories in the National Tobacco Settlement ( the “Settlement”), which became final in November 1999. The Settlement provided, among other things, that tobacco companies will pay a total of $206 billion to the participating states by the year 2025. These payments consist of principally of initial payments (made through 2003) totaling about $12.7 billion, approximately $8.6 billion to be allocated among the states based on the states’ contribution toward resolving the Settlement (to be paid in equal installments over a 10-year period beginning in 2008), and approximately $183 billion to be paid annually in perpetuity in amounts that that are adjusted based on inflation and future sales of cigarettes. The Commonwealth’s share of the total amount to be paid to states under the Settlement through 2025 would be approximately $4.1 billion.

The allocation and expenditures of the annual amounts received by the Commonwealth from the Settlement are subject to appropriation and disposition by the General Assembly. During the 1999 General Assembly Session, legislation was adopted to create the Tobacco Indemnification and Community Revitalization Commission (the “TICR Commission”) and Tobacco Indemnification and Community Revitalization Fund (the “TICR Fund”). Under the legislation, fifty percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the Fund. The TICR Commission is to determine the appropriate recipients of moneys in the TICR Fund and distribute moneys in the TICR Fund to (i) provide payments to tobacco farmers as compensation for the elimination or decline in tobacco quota and (ii) promote economic growth and development in tobacco dependent communities. The legislation also created the Virginia Tobacco Settlement Foundation (the “VTS Foundation”) and the Virginia Tobacco Settlement Fund (the “VTS Fund”). Ten percent of the annual amount received by the Commonwealth from the Settlement will be deposited into the VTS Fund. The VTS Foundation is to determine the appropriate recipients of moneys in the VTS Fund and distribute moneys in the VTS Fund to assist in financing efforts to restrict the use of tobacco products by minors. The remaining 40% unallocated Settlement payments were deposited to the General Fund in fiscal years 2000 through 2006.

The biennial budget, for fiscal years 2006 through 2008, was recently amended by the Virginia General Assembly. The amended budget includes $590.9 million in net additional General Fund resources, comprised largely of a revision to the General Fund revenue forecast of $529.7 million for the biennium. The budget amendments adopted during the 2007 legislative session include actions that would utilize a large portion of additional revenues for one-time purposes (such as transportation and capital outlays), expand tax relief, and provide funding for basic budget commitments.

The additional $590.9 million in net General Fund resources stems primarily from three positive adjustments: (1) reversion of $108.9 million in executive agency operating balances and $6.2 million in legislative balances to the General Fund at the end of fiscal year 2006; (2) an increase of $546 million in the biennial revenue forecast due to continued strength in non-withholding and corporate collections (partially offset by a negative adjustment in recordation taxes); and (3) a reduction of $41.4 million in lottery profits due to expected sale declines along the North Carolina border.

As fiscal year 2007 begins, Moody’s Investors Service, Standard & Poor’s Ratings Group and Fitch, Inc. continue to hold Virginia at a AAA bond rating for long-term general obligation bonds.

The sources of the information described above include the statutes and constitutional provisions referenced, to which reference is made for more detailed information, and official statements of the Commonwealth and other publicly available documents. Columbia Funds has not independently verified any of the information contained in these official statements or documents.

C-28

APPENDIX B

PRO FORMA FINANCIAL STATEMENTS

Introductory Note to Pro Forma Financial Information

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Acquired Fund and the Acquiring Fund included or incorporated herein by reference in the Statement of Additional Information.

B-1

PRO-FORMA COMBINING INVESTMENT PORTFOLIO

September 30, 2007 (Unaudited)

					California Short-Intermediate Term Tax-Exempt Income Fund Acquired Fund		Columbia California Intermediate Muni Bond Fund Acquiring Fund		Columbia California Intermediate Muni Bond Fund Pro Forma Combined
	Rate (%)	Maturity			Par	Market Value	Par	Market Value	Par	Market Value
Municipal Bonds				90.6%
Education				2.7%
Education				2.7%
CA Education Facilities Authority
Pitzer College Series 2005 A	5.000	4/1/25			$—	$—	$1,270,000	$1,286,650	$1,270,000	$1,286,650
Pitzer College Series 2005 A	5.000	10/1/25			—	—	1,250,000	1,267,287	1,250,000	1,267,287
CA Public Works Board					—	—	—	—	—	—
Series 2005 C	5.000	4/1/16			—	—	1,000,000	1,077,610	1,000,000	1,077,610
Series 2005 D	5.000	5/1/15			—	—	1,000,000	1,083,470	1,000,000	1,083,470
PR University of Puerto Rico
Series 2006 Q	5.000	6/1/12			—	—	1,000,000	1,048,810	1,000,000	1,048,810

Education Total						—		5,763,827		5,763,827

Education Total						—		5,763,827		5,763,827

Health Care				7.9%
Continuing Care Retirement				0.5%
CA ABAG Finance Authority for Nonprofit Corps.
American Baptist Homes, Series 1998 A	5.500	10/1/07			—	—	145,000	145,013	145,000	145,013
CA Health Facilities Financing Authority
Neveda Methodist Homes Series 2006	5.000	7/1/26			—	—	1,000,000	1,018,390	1,000,000	1,018,390

Continuing Care Retirement Total						—		1,163,403		1,163,403

Hospitals				7.3%
CA Loma Linda
Loma Linda University Medical Center, Series 2005	5.000	12/1/16			—	—	2,000,000	2,055,520	2,000,000	2,055,520
Loma Linda University Medical Center, Series 2005	5.000	12/1/18			—	—	2,000,000	2,037,480	2,000,000	2,037,480
CA Municipal Finance Authority									—	—
Community Hospitals of Central California, Series 2013	5.000	2/1/13					1,150,000	1,181,913	1,150,000	1,181,913
CA Statewide Communities Development Authority
Adventist Health System/West, Series 2005 A	5.000	3/1/17			—	—	1,000,000	1,043,220	1,000,000	1,043,220
California Endowment	5.000	7/1/13			1,000,000	1,077,560	—	—	1,000,000	1,077,560
John Muir Health, Series A	5.000	8/15/17			3,000,000	3,148,560	—	—	3,000,000	3,148,560
Kaiser Foundation Health Plan Series 2004 E	3.875	4/1/32	(a)		—	—	5,000,000	5,017,200	5,000,000	5,017,200

Hospitals Total						4,226,120		11,335,333		15,561,453

Health Care Total						4,226,120		12,498,736		16,724,856

Housing				1.4%
Multi-Family				1.0%
CA ABAG Finance Authority for Nonprofit Corps.
Winterland San Francisco, Series 2000 B	6.250	8/15/30	(a)		—	—	2,000,000	2,034,760	2,000,000	2,034,760

Multi-Family Total						—		2,034,760		2,034,760

Single-Family				0.5%
CA Department of Veteran Affairs
Series 2006 A	4.500	12/1/23			—	—	1,000,000	992,000	1,000,000	992,000

Single-Family Total						—		992,000		992,000

Housing Total						—		3,026,760		3,026,760

Industrials				0.2%
Oil & Gas				0.2%
CA Roseville Natural Gas Financing Authority
Series 2007	5.000	2/15/11			—	—	500,000	516,280	500,000	516,280

Industrials Total						—		516,280		516,280

Other				16.1%
Other				5.5%
CA Bay Area Infrastructure Financing Authority
State Payment Acceleration Notes, Insured: FGIC	5.000	8/1/17			2,000,000	2,148,780			2,000,000	2,148,780
CA Napa County Flood Protection & Watershed Improvement Authority									—	—
Insured: AMBAC	4.500	6/15/12			1,000,000	1,044,390	—	—	1,000,000	1,044,390
CA San Francisco State Building Authority
California State & San Francisco Civic Center, Series A	5.000	12/1/12			3,000,000	3,190,710	—	—	3,000,000	3,190,710
CA Santa Clara County Financing Authority
Multiple Facilities Project, Series A, Insured:AMBAC	4.500	5/15/12			1,075,000	1,091,856	—	—	1,075,000	1,091,856
CA State Economic Recovery
Series B (Mandatory Put 7/1/07 @ 100)	5.000	7/1/23			—	—	—	—	—	—
Special Sales Tax, Series A, Insured:FGIC	5.250	7/1/14			1,000,000	1,097,520			1,000,000	1,097,520
CA State University Systemwide
Series A, Insured:AMBAC	5.000	11/1/12			1,000,000	1,068,410	—	—	1,000,000	1,068,410
PR Commonwealth of Puerto Rico Government Development Bank									—	—
Series 2006 B	5.000	12/1/16			—	—	2,000,000	2,120,980	2,000,000	2,120,980

Other Total						9,641,666		2,120,980		11,762,646

Refunded/Escrowed (b)				8.5%
CA Department of Water Resources
Series 1998 T, Escrowed to Maturity	5.500	12/1/08			—	—	20,000	20,479	20,000	20,479
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A, Pre-refunded 1/1/10	7.150	1/1/13			—	—	1,750,000	1,920,502	1,750,000	1,920,502
CA Health Facilities Finance Authority
Cedars-Sinai Medical Centers, Series 1999 A, Pre-refunded 12/1/09	6.125	12/1/19			—	—	1,000,000	1,064,910	1,000,000	1,064,910
Kaiser Permanente, Series 1998 A, Escrowed to Maturity, Insured: FSA	5.250	6/1/12			—	—	2,000,000	2,062,400	2,000,000	2,062,400
CA Indian Wells Redevelopment Agency
Series 2003 A, Pre-refunded 9/1/13, Insured:AMBAC	5.000	9/1/14			—	—	1,005,000	1,083,893	1,005,000	1,083,893
CA Infrastucture & Economic Development Bank
American Center for Wine Food Arts, Series 1999, Escrowed to Maturity, Insured: ACA	5.250	12/1/08					1,040,000	1,061,206	1,040,000	1,061,206
CA Los Altos School District									—	—
Series 2001, Pre-refunded 8/1/11	5.000	8/1/14			—	—	1,290,000	1,361,311	1,290,000	1,361,311
CA Lucia Mar Unified School District
Series 2004 A, Pre-refunded 8/1/14, Insured:FGIC	5.250	8/1/20			—	—	1,230,000	1,355,177	1,230,000	1,355,177
CA Riverside
Pre-refunded 10/01/11, Insured:FGIC	5.000	10/1/26			2,000,000	2,132,560	—	—	2,000,000	2,132,560
CA Sacramento City Financing Authority
City Hall, Series A, Pre-refunded 12/1/12, Insured:FSA	5.250	12/1/17			1,000,000	1,083,110	—	—	1,000,000	1,083,110
CA San Diego County Water Authority Certificates of Participation
Series A, Pre-refunded 5/1/08, Insured:FGIC	5.000	5/1/14			3,000,000	3,057,180	—	—	3,000,000	3,057,180
CA San Mateo County Transit District
Series 1997 A, Escrowed to Maturity, Insured: MBIA	5.000	6/1/13			—	—	1,180,000	1,269,066	1,180,000	1,269,066
CA Statewide Communities Development Authority
Series 1999, Escrowed to Maturity	6.000	7/1/09			—	—	635,000	651,883	635,000	651,883

Refunded/Escrowed Total					—	6,272,850		11,850,827		18,123,677

Tobacco				2.0%
CA County Tobacco Securitization Agency
Series 2006, Step bond (5.250% 12/1/10)	0.000	6/1/21	(c)		—	—	1,000,000	811,590	1,000,000	811,590
CA Golden State Tobacco Securitization Corp.
Tobacco Settlement Revenue, Enhanced-Asset Back, Series A	5.000	6/1/15			355,000	355,334	—	—	355,000	355,334
Series 2005 A, Insured:AMBAC	5.000	6/1/14			—	—	1,250,000	1,349,262	1,250,000	1,349,262
Series 2007 A-1	5.000	6/1/33			—	—	1,000,000	882,850	1,000,000	882,850
CA Tobacco Securitization Authority of Southern California
San Diego County Tobacco, Series 2006 A1	5.000	6/1/37			—	—	1,000,000	869,530	1,000,000	869,530

Tobacco Total					—	355,334		3,913,232	—	4,268,566

Other Total						16,269,850		17,885,039	—	34,154,889

									—	—
Tax-Backed				41.2%
Local Appropriated				8.5%
CA Anaheim Public Financing Authority
Series 1997 C, Insured:FSA	6.000	9/1/11			—	—	1,000,000	1,089,760	1,000,000	1,089,760
Distribution Systems, Insured:AMBAC	5.000	10/1/13			1,500,000	1,615,485	—	—	1,500,000	1,615,485
CA County of Riverside Certificates of Participation
Series 2005 A, Insured:FGIC	5.000	11/1/17			—	—	1,465,000	1,569,865	1,465,000	1,569,865
CA County of San Diego Certificates of Participation
Insured:AMBAC	5.000	11/1/11			1,000,000	1,055,910	—	—	1,000,000	1,055,910
Series 2005, Insured:AMBAC	5.000	11/15/19			—	—	2,030,000	2,156,733	2,030,000	2,156,733
CA Foothill-De Anza Community College District

					California Short-Intermediate Term Tax-Exempt Income Fund Acquired Fund		Columbia California Intermediate Muni Bond Fund Acquiring Fund		Columbia California Intermediate Muni Bond Fund Pro Forma Combined
	Rate (%)	Maturity			Par	Market Value	Par	Market Value	Par	Market Value
Series 2005, Insured: FGIC	5.250	8/1/18			—	—	1,000,000	1,109,040	1,000,000	1,109,040
Series 2005, Insured:FGIC	5.250	8/1/21			—	—	1,000,000	1,111,540	1,000,000	1,111,540
CA Kings River Conservative District
Series 2004	5.000	5/1/14			—	—	3,135,000	3,268,833	3,135,000	3,268,833
CA Los Angeles Community Redevelopment Agency
Series 2005, Insured: AMBAC	5.000	9/1/15			—	—	1,095,000	1,181,592	1,095,000	1,181,592
CA Los Angeles County Capital Asset Leasing Corp.
Series 2002 B, Insured:AMBAC	6.000	12/1/12			—	—	1,000,000	1,114,840	1,000,000	1,114,840
CA Los Angeles Municipal Improvement Corp.
Series 2002 G, Insured:FGIC	5.250	9/1/13			—	—	1,500,000	1,629,045	1,500,000	1,629,045
CA Sacramento City Financing Authority
Series 2006, Insured:AMBAC	5.250	12/1/22			—	—	1,000,000	1,106,200	1,000,000	1,106,200

Local Appropriated Total						2,671,395		15,337,448		18,008,843

Local General Obligations				19.2%
CA Antelope Valley Community College District
Series 2007, Insured: MBIA	5.250	8/1/20					500,000	549,555	500,000	549,555
CA Center Community College District									—	—
Series 2004 A, Insured:MBIA	5.250	8/1/22			—	—	965,000	1,043,773	965,000	1,043,773
CA Central Valley School District Financing Authority
Series A, Insured:MBIA	6.150	8/1/09			1,000,000	1,047,610	—	—	1,000,000	1,047,610
CA Compton Community College District
Series 2004 A, Insured:MBIA	5.250	7/1/17			—	—	1,330,000	1,448,463	1,330,000	1,448,463
CA Desert Sands Unified School District
Series 2006, Insured:AMBAC	0.000	6/1/16	(d)		—	—	1,000,000	705,980	1,000,000	705,980
CA East Bay Municipal Utility District
Series 2003 F, Insured:AMBAC	5.000	4/1/15			—	—	1,000,000	1,066,300	1,000,000	1,066,300
CA Foothill-De Anza Community College District
Insured:FGIC	5.000	8/1/14			975,000	1,035,996	—	—	975,000	1,035,996
CA Los Angeles
Series A, Insured:MBIA	4.000	9/1/13			1,000,000	1,024,750	—	—	1,000,000	1,024,750
CA East Side Union High School District California Santa Clara County
Series 2006, Insured: FSA	5.250	9/1/20					1,280,000	1,414,310	1,280,000	1,414,310
CA Los Angeles Community College District									—	—
Series 2003 B, Insured:FSA	5.000	8/1/12			—	—	500,000	533,115	500,000	533,115
CA Los Angeles Unified School District
Series 2006 G, Insured:AMBAC	5.000	7/1/20			—	—	1,000,000	1,067,880	1,000,000	1,067,880
CA Los Gatos Joint Union High School District
Series 2005, Insured:FSA	5.000	12/1/17			—	—	2,000,000	2,141,860	2,000,000	2,141,860
CA Pajaro Valley Unified School District
Series 2005, Insured:FSA	5.250	8/1/18			—	—	1,535,000	1,677,018	1,535,000	1,677,018
CA Pasadena Area Community College District
Series 2006 C, Insured:AMBAC	0.000	8/1/11	(d)		—	—	2,000,000	1,735,940	2,000,000	1,735,940
CA Rancho Santiago Community College District
Series 2005, Insured:FSA	5.250	9/1/19			—	—	1,000,000	1,109,880	1,000,000	1,109,880
CA Rescue Unified School District
Series 2005, Insured:MBIA	0.000	9/1/26	(d)		—	—	1,100,000	457,479	1,100,000	457,479
CA San Bernardino Community College District
Series 2005, Insured: PSFG	5.000	8/1/17			—	—	3,000,000	3,247,080	3,000,000	3,247,080
CA San Diego Community College District
Series 2005, Insured:FSA	0.000	5/1/15	(d)		—	—	1,000,000	742,360	1,000,000	742,360
CA San Mateo County Community College District
Series 2006 A, Insured:MBIA	0.000	9/1/15	(d)		—	—	1,000,000	732,490	1,000,000	732,490
CA San Mateo Foster City School Facilities Financing Authority
Series 2005, Insured:FSA	5.500	8/15/19			—	—	2,000,000	2,266,000	2,000,000	2,266,000
Insured:FSA	4.000	8/15/12			1,000,000	1,022,220	—	—	1,000,000	1,022,220
CA San Ramon Valley Unified School District
Series 2004, Insured:FSA	5.250	8/1/16			—	—	1,800,000	1,959,696	1,800,000	1,959,696
CA Saugus Union School District
Series 2006, Insured:FGIC	5.250	8/1/21			—	—	1,000,000	1,109,310	1,000,000	1,109,310
CA Simi Valley School Financing Authority
Series 2007, Insured:FSA	5.000	8/1/18					1,045,000	1,142,300	1,045,000	1,142,300
Series 2007, Insured: FSA	5.000	8/1/23					2,405,000	2,575,972	2,405,000	2,575,972
CA South San Francisco School District									—	—
Series 2006, Insured:MBIA	5.250	9/15/20			—	—	1,000,000	1,109,420	1,000,000	1,109,420
CA Southwestern Community College District
Series 2005, Insured:FGIC	5.250	8/1/17			—	—	1,230,000	1,363,935	1,230,000	1,363,935
CA Ventura County Community College District
Series 2005 B, Insured:MBIA	5.000	8/1/18			—	—	1,000,000	1,069,040	1,000,000	1,069,040
CA West Contra Costa Unified School District
Series 2005, Insured:FGIC	0.000	8/1/17	(d)		—	—	1,000,000	667,740	1,000,000	667,740
CA William S. Hart Union High School District
Series 2005 B, Insured:FSA	0.000	9/1/22	(d)		—	—	2,000,000	1,026,380	2,000,000	1,026,380
CA Yosemite Community College District
Series 2005 A, Insured:FGIC	5.000	8/1/16			—	—	2,505,000	2,713,090	2,505,000	2,713,090

General Obligations Total						4,130,576		36,676,366		40,806,942

Special Non-Property Tax				0.7%
CA University									—	—
Series 2003 A, Insured:FGIC	5.000	11/1/12			—	—	1,325,000	1,415,643	1,325,000	1,415,643

Special Non-Property Tax Total						—		1,415,643		1,415,643

Special Property Tax				4.9%
CA Culver City Redevelopment Finance Authority
Series 1993, Insured:AMBAC	5.500	11/1/14			—	—	2,025,000	2,169,929	2,025,000	2,169,929
CA Indian Wells Redevelopment Agency
Series 2003 A, Insured:AMBAC	5.000	9/1/14			—	—	450,000	482,517	450,000	482,517
CA Long Beach Bond Finance Authority
Series 2002 B, Insured:AMBAC	5.500	11/1/19			—	—	1,070,000	1,202,081	1,070,000	1,202,081
CA Oakland Redevelopment Agency
Series 1992, Insured:AMBAC	5.500	2/1/14			—	—	3,700,000	3,913,675	3,700,000	3,913,675
Series 2003, Insured:FGIC	5.500	9/1/12			—	—	1,500,000	1,632,465	1,500,000	1,632,465
CA Redwood City Redevelopment Agency
Series 2003 A, Insured:AMBAC	5.250	7/15/13			—	—	1,000,000	1,087,170	1,000,000	1,087,170

Special Property Tax Total						—		10,487,837		10,487,837

State Appropriated				3.5%
CA Infrastructure & Economic Development Bank
California Science Center, Series 2006 B, Insured:FGIC	5.000	5/1/22			—	—	1,360,000	1,431,727	1,360,000	1,431,727
California Science Center, Series 2006 B, Insured:FGIC	5.000	5/1/23			—	—	1,240,000	1,302,657	1,240,000	1,302,657
CA Public Works Board
Series 2005 A	5.000	6/1/15			—	—	1,200,000	1,289,400	1,200,000	1,289,400
Series 2006 A	5.000	4/1/28			—	—	1,000,000	1,023,650	1,000,000	1,023,650
Series 2006 A, Insured:FGIC	5.000	10/1/16			—	—	1,000,000	1,091,770	1,000,000	1,091,770
PR Commonwealth of Puerto Rico Public Buildings Authority									—	—
Series 2004 J, Insured: AMBAC	5.000	7/1/36					1,255,000	1,328,317	1,255,000	1,328,317

State Appropriated Total						—		7,467,521		7,467,521

State General Obligations				4.3%
CA State
General Obligations	5.000	2/1/11			2,000,000	2,087,960	—	—	2,000,000	2,087,960
Series 2005	5.000	6/1/11			—	—	2,000,000	2,096,180	2,000,000	2,096,180
Series 2007	4.500	8/1/28			—	—	1,000,000	978,060	1,000,000	978,060
Series 2007	5.000	8/1/18			—	—	1,750,000	1,871,678	1,750,000	1,871,678
PR Commonwealth of Puerto Rico
Series 2002 A, Insured:FGIC	5.500	7/1/17			—	—	1,000,000	1,133,980	1,000,000	1,133,980
Series 2004 A	5.250	7/1/19			—	—	1,000,000	1,050,950	1,000,000	1,050,950

State General Obligations Total						2,087,960		7,130,848		9,218,808

Tax-Backed Total						8,889,931		78,515,663		87,405,594

Transportation				4.8%
Airports				1.5%
CA San Francisco City & County Airports Commission
Series 2003 B, Insured:FGIC	5.250	5/1/13			—	—	2,000,000	2,169,200	2,000,000	2,169,200
CA San Jose Airport Revenue									—	—
Series 2007, Insured: AMBAC	5.000	3/1/22			—	—	1,000,000	1,055,330	1,000,000	1,055,330

Airports Total						—		3,224,530		3,224,530

Other				3.3%
CA Contra Costa Transportation Authority
Sales Tax , Series A, Insured:FGIC	6.000	3/1/08			1,000,000	1,010,620	—	—	1,000,000	1,010,620
CA Los Angeles County Metropolitan Transportation

					California Short-Intermediate Term Tax-Exempt Income Fund Acquired Fund		Columbia California Intermediate Muni Bond Fund Acquiring Fund		Columbia California Intermediate Muni Bond Fund Pro Forma Combined
	Rate (%)	Maturity			Par	Market Value	Par	Market Value	Par	Market Value
Authority Sales Tax, Series A, Insured:FSA	5.250	7/1/10			3,500,000	3,637,515	—	—	3,500,000	3,637,515
CA Orange County Local Transportation Authority
Sales Tax, Insured:AMBAC	6.200	2/14/11			1,150,000	1,241,735	—	—	1,150,000	1,241,735
Sales Tax, 1st Senior, Insured:AMBAC	6.000	2/15/08			—	—	—	—	—	—
CA State Department of Transportation
Revenue Bonds, Federal Highway Grant Anticipation Bonds,
Series A, Insured:FGIC	4.500	2/1/13			1,000,000	1,047,200	—	—	1,000,000	1,047,200

Other Total						6,937,070		—		6,937,070

Transportation Total						6,937,070		3,224,530		10,161,600
Utilities				16.3%
Independent Power Producers				1.6%
CA Sacramento Power Authority
Series 2005, Insured:AMBAC	5.250	7/1/15			—	—	3,000,000	3,310,950	3,000,000	3,310,950

Independent Power Producers Total						—		3,310,950		3,310,950

Joint Power Authority				2.6%
CA Southern California Public Power Authority
Series 1989	6.750	7/1/13			—	—	3,000,000	3,458,640	3,000,000	3,458,640
Series 2005 A, Insured: FSA	5.000	1/1/18			—	—	2,000,000	2,132,120	2,000,000	2,132,120

Joint Power Authority Total								5,590,760		5,590,760

Municipal Electric				7.8%
CA Department of Water Resources
Series 2002 A	6.000	5/1/13			—	—	2,375,000	2,622,641	2,375,000	2,622,641
CA Los Angeles Department of Water & Power
Power System, Series A, Sub-Series A-1, Insured:MBIA	5.000	7/1/14			1,000,000	1,071,630	—	—	1,000,000	1,071,630
CA Los Angeles Water & Power
Series 2007 A, Insured:AMBAC	5.000	7/1/19	(e)		—	—	1,000,000	1,079,660	1,000,000	1,079,660
Series 2001 A, Insured:MBIA	5.250	7/1/15					1,300,000	1,375,166	1,300,000	1,375,166
CA Modesto Irrigation District
Series 2001 A, Insured:FSA	5.250	7/1/18			—	—	1,185,000	1,249,985	1,185,000	1,249,985
CA Sacramento Municipal Utility District
Series 2006, Insured:MBIA	5.000	7/1/15			—	—	1,000,000	1,089,030	1,000,000	1,089,030
CA Southern California Public Power Authority
Transmission Project, Series A, Insured:MBIA	5.250	7/1/09			1,000,000	1,022,820	—	—	1,000,000	1,022,820
Transmission Project, Series B, Insured:FSA	4.250	7/1/11			—	—	—	—	—	—
CA State Department of Water Resources
Central Valley Project Revenue Bonds, Series Y	5.000	12/1/10			1,000,000	1,045,880	—	—	1,000,000	1,045,880
CA State Department of Water Resources
Series W, Insured:AMBAC	5.500	12/1/09			1,500,000	1,565,100	—	—	1,500,000	1,565,100
CA Walnut Energy Center Authority
Series 2004 A, Insured:AMBAC	5.000	1/1/16			—	—	2,055,000	2,188,740	2,055,000	2,188,740
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 AA, Insured:MBIA	6.250	7/1/10			—	—	2,000,000	2,143,280	2,000,000	2,143,280

Municipal Electric Total						4,705,430		11,748,502		16,453,932

Water & Sewer				4.3%
CA Clovis Public Financing Authority
Series 2007, Insured:AMBAC	5.000	8/1/21			—	—	1,000,000	1,064,720	1,000,000	1,064,720
CA Los Angeles Sanitation Equipment Charge
Insured: FGIC	5.000	2/1/13			1,000,000	1,071,350	—	—	1,000,000	1,071,350
Series A, Insured:FSA	5.000	2/1/10			1,000,000	1,034,310	—	—	1,000,000	1,034,310
CA Orange County Water District
Series 2003 B, Insured:MBIA	5.375	8/15/17			—	—	650,000	699,497	650,000	699,497
CA Rancho Water District Financing Authority
Series A, Insured:FSA	5.500	8/1/10			1,000,000	1,054,160	—	—	1,000,000	1,054,160
CA Sacramento County Sanitation District
Series 2006, Insured:FGIC	5.000	12/1/17			—	—	1,000,000	1,083,460	1,000,000	1,083,460
CA San Diego Public Facilities Financing Authority
Sewer Revenue Bonds, Insured:FGIC	5.200	5/15/13			1,000,000	1,001,340	—	—	1,000,000	1,001,340
Water Revenue Bonds, Insured:MBIA	5.000	8/1/11			1,000,000	1,054,170	—	—	1,000,000	1,054,170
CA San Francisco Public Utilities
Communication Clean Water, Insured:MBIA	5.000	10/1/13			1,000,000	1,072,740	—	—	1,000,000	1,072,740

Water & Sewer Total						6,288,070		2,847,677		9,135,747

Utilities Total						10,993,500		23,497,889		34,491,389
Total Municipal Bonds						47,316,471		144,928,724		192,245,195

Investment Company				8.9%	Shares		Shares		Shares
BlackRock California Money Fund					1,219,510	1,219,510	—	—	1,219,510	1,219,510
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 3.660%)		(f	) (g)		—	—	16,410,000	16,410,000	16,410,000	16,410,000
Federated California Money Fund					1,232,718	1,232,718	—	—	1,232,718	1,232,718

Total Investment Company						2,452,228		16,410,000		18,862,228

Municipal Preferred Stock				1.0%
Housing
Multi-Family
Munimae TE Bond Subsidiary LLC
Series 2004 A-2	4.900	6/30/49	(h)		—	—	2,000,000	2,028,660	2,000,000	2,028,660

Multi-Family Total						—		2,028,660		2,028,660

Housing Total						—		2,028,660		2,028,660
Total Municipal Preferred Stock						—		2,028,660		2,028,660

Short-Term Obligation				0.1%	Par		Par
Variable Rate Demand Note
CA Infrastructure & Economic Development Bank Revenue
San Francisco Ballet Accociation, Series 2006, Insured:FGIC,
SPA: JPMorgan Chase Bank	3.86	7/1/36	(a)		—	—	300,000	300,000	300,000	300,000

Total Short-Term Obligation								300,000	—	300,000

									Pro Forma
									Adjustment
Total Investments (h)				100.6%		49,768,699		163,667,384		213,436,083
Other Assets & Liabilities, net				-0.6%		1,506,274		(2,767,595)	$—	(1,261,321)

Net Assets				100.0%		$51,274,973		$160,899,789		$212,174,762

Investments at cost						$49,701,383		$162,057,931		$211,759,314	(i)

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.

(b)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)	Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing.

(d)	Zero coupon bond.

(e)	Security purchased on a delayed delivery basis.

(f)	Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC.

(g)	Investments in affiliates during the period ended September 30, 2007:Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day net yield of 3.660%)

Shares as of 03/31/07:	2,483,871
Shares purchased:	28,299,962
Shares sold:	(14,373,833)
Shares as of 09/30/07:	16,410,000
Net realized gain/loss:	$—
Interest income earned:	$140,233

Value at end of period:	$16,410,000

(h)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the value of this security, which is not illiquid, represents 1.3% of net assets.

(i)	Cost for federal income tax purposes is $162,057,931

Acronym	Name
ACA -	ACA Financial Guaranty Corp.
AMBAC -	Ambac Assurance Corp.
FGIC -	Financial Guaranty Insurance Co.
FSA -	Financial Security Assurance, Inc.
MBIA -	MBIA Insurance Corp.
PSFG -	Permanent School Fund Guarantee

PRO-FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of September 30, 2007 (Unaudited)

	California Short-Intermediate Term Tax-Exempt Acquired Fund	Columbia California Intermediate Municipal Bond Fund Acquiring Fund	Pro Forma Adjustments		Columbia California Intermediate Municipal Bond Fund Acquiring Fund Pro forma combined
Assets:
Unaffiliated investments, at cost	$49,701,383	$145,647,931			$195,349,314
Affiliated investments, at cost		$16,410,000			$16,410,000

Total investments, at cost	49,701,383	162,057,931			211,759,314
Unaffiliated investments, at value (including securities on loan of $62,531,764	49,768,699	147,257,384			197,026,083
Affiliated investments, at value	—	16,410,000			16,410,000
Total investments, at value	49,768,699	163,667,384			213,436,083
Cash	—	548			548
Receivable for:
Fund shares sold	1,120,000	76,169			1,196,169
Interest	617,774	1,824,226			2,442,000
Dividends	4,928	—			4,928
Dividends from affiliates	—	48,003			48,003
Expense reimbursement due from Investment Advisor and/or its affiliates	17,063	49,804			66,867
Prepaid expenses	2,858	—			2,858

Total Assets	51,531,322	165,666,134			217,197,456

Liabilities:
Payable for:
Investments purchased	—	2,579,755			2,579,755
Investments purchased on delayed deleivery basis	—	1,087,071			1,087,071
Fund shares redeemed	90,662	440,288			530,950
Distributions	103,496	453,277			556,773
Investment advisory fee	20,116	51,567			71,683
Administration fee	1,898	13,349			15,247
Transfer agent fee	2,695	2,126			4,821
Pricing and bookkeeping fees	2,852	7,622			10,474
Trustees’ fees	—	48,855			48,855
Distribution and service fees	—	3,687			3,687
Custody fee	695	2,413			3,108
Legal fee	3,609	44,723			48,332
Registration fee	4,936	—			4,936
Shareholder servicing fee	10,058	—			10,058
Chief compliance officer expenses		163			163
Other liabilities	15,332	31,449			46,781

Total Liabilities	256,349	4,766,345			5,022,694

Net Assets	$51,274,973	$160,899,789			$212,174,762

Net assets consist of:
Paid-in capital	$51,246,988	$159,405,616			$210,652,604
Undistributed (overdistributed) net investment income	494	(13,627)			(13,133)
Accumulated net realized gain (loss)	(39,825)	(101,653)			(141,478)
Unrealized appreciation (depreciation) on Investments	67,316	1,609,453			1,676,769

Net Assets	$51,274,973	$160,899,789			$212,174,762

Class A:
Net assets	$—	$10,046,038			$10,046,038
Shares outstanding	—	1,049,757			1,049,757
Net asset value per share (a)	$—	$9.57			$9.57
Maximum sales charge	—	3.25%			3.25%

Maximum offering price per share (b)	$—	$9.89			$9.89

Class B:
Net assets	$—	$765,128			$765,128
Shares outstanding	—	80,041			80,041

Net asset value per share (a)	$—	$9.56			$9.56

Class C:
Net assets	$—	$1,172,239			$1,172,239
Shares outstanding	—	122,480			122,480

Net asset value per share (a)	$—	$9.57			$9.57

Class Z:
Net assets	$—	$148,916,384	$51,274,973		$200,191,357
Shares outstanding	—	15,590,075	5,367,983	(c)	20,958,058

Net asset value per share (a)	$—	$9.55			$9.55

	California Short-Intermediate Term Tax-Exempt Acquired Fund	Columbia California Intermediate Municipal Bond Fund Acquiring Fund	Pro Forma Adjustments		Columbia California Intermediate Municipal Bond Fund Acquiring Fund Pro forma combined
Shares:
Net assets	$51,274,973	$—	$(51,274,973)		$—
Number of shares outstanding	7,142,087	—	(7,142,087	)(c)	—

Net asset value and redemption price per share	$7.18	$—			$—

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Shares class shares of California Short-Intermediate Term Tax Exempt Fund are exchanged for Class Z shares of Columbia California Intermediate Municipal Bond Fund based on the net asset value per share of Columbia California Intermediate Municipal Bond Fund shares at the time of the merger.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS

For the Period Ended September 30, 2007 (Unaudited)

	California Short-Intermediate Term Tax-Exempt	Columbia California Intermediate Municipal Bond Fund	Pro forma Adjustments	Columbia California Intermediate Municipal Bond Fund Pro forma combined
Investment Income:
Interest	$1,989,211	$5,868,353		$7,857,564
Interest from affiliates	—	217,084		217,084
Dividends	55,796			55,796

Total Investment Income	2,045,007	6,085,437		8,130,444

Expenses:
Investment advisory fee	275,886	580,651	(53,990)	802,547	(a)
Administration fee	80,981	143,688	8,191	232,860	(a)
Distribution fee:				—
Class B	—	6,480		6,480
Class C	—	9,297		9,297
Shareholder service fee:				—
Class A	—	20,712		20,712
Class B	—	2,160		2,160
Class C	—	3,099		3,099
Shares	135,712	—	(135,712)	—	(b)
Transfer agent fee	16,441	6,790	(14,298)	8,933	(c)
Pricing and bookkeeping fees	6,628	84,877	(11,890)	79,615	(a)
Printing	2,869	35,150	(1,901)	36,118	(d)
Legal	1,908	51,909	4,651	58,468	(d)
Audit	25,164	48,683	(25,164)	48,683	(d)
Trustees’ fees	14,632	29,822	(14,632)	29,822	(d)
Custody fee	4,502	15,574	(2,534)	17,542	(d)
Chief compliance officer expenses	—	3,849	—	3,849
Other expenses	24,121	3,698	(23,674)	4,145	(d)

Total Expenses	588,844	1,046,439	(270,953)	1,364,330

Expenses waived/reimbursed by Advisor	(308,049)	(278,569)	267,643	(318,975	)(a)
Fees waived by Investment Administrator	(6,199)	—	6,199	—	(a)
Expense reductions	(820)	(307)	704	(423	)(d)

Net Expenses	273,776	767,563	3,593	1,044,932

Net Investment Income	1,771,231	5,317,874	(3,593)	7,092,698

Net Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investments	(44,213)	1,496,363		1,452,150
Futures contracts	—	31,571		31,571

Net realized gain (loss)	(44,213)	1,527,934		1,483,721

Net change in unrealized appreciation (depreciation) on:
Investments	(32,196)	(1,975,359)		(2,007,555)

Net change in unrealized appreciation (depreciation)	(32,196)	(1,975,359)		(2,007,555)

Net Gain (Loss)	(76,409)	(447,425)		(523,834)

Net Increase in Net Assets from Operations	$1,694,822	$4,870,449	$(3,593)	$6,568,864

(a)	Based on the contract in effect for the Columbia California Intermediate Municipal Bond Fund, the surviving fund.

(b)	Shares class will be exchanged for Columbia Class Z shares when merger occurs

(c)	Reflects the impact of contractual changes to the Columbia California Intermediate Municipal Bond Fund transfer agent fee structure that is expected to be implemented on the date the merger is consumated.

(d)	Reflects elimination of duplicate expenses achieved as a result of merging funds.

COLUMBIA CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

AND

CALIFORNIA SHORT-INTERMEDIATE TERM TAX-EXEMPT INCOME FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

September 30, 2007

(unaudited)

Note 1. Organization

Columbia California Intermediate Municipal Bond Fund (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”), is organized as a Delaware statutory trust. California Short-Intermediate Term Tax-Exempt Income Fund (the “Acquired Fund”), a series of the Excelsior Tax-Exempt Funds, Inc. (the “Acquired Trust”), is organized as a Maryland corporation. The Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks current income exempt from federal income tax and California individual income tax, consistent with moderate fluctuation of principal. The Acquired Fund seeks to provide California investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Acquiring Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure and sales charges, as applicable. The Acquired Trust may issue 1.5 billion shares of the Acquired Fund and the Acquired Fund offers one class of shares: Shares. The Shares class of the Acquired Fund is offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of September 30, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended September 30, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Combining Investment Portfolios and Pro Forma Combining Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of September 30, 2007. The Pro Forma Combining Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended September 30, 2007. Columbia Management Advisors, LLC (“Columbia”) expects that all of the securities held by the Acquired Fund as of September 30, 2007, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their annual shareholder reports dated March 31, 2007, as well as the semi-annual shareholder reports dated September 30, 2007.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income, for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the Merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for Class Z shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of September 30, 2007. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at September 30, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post Combination
Class A Shares	1,049,757	—	1,049,757
Class B Shares	80,041	—	80,041
Class C Shares	122,480	—	122,480
Class Z Shares	15,590,075	5,367,983	20,958,058

COLUMBIA FUNDS SERIES TRUST

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed merger (the “Merger”) of Treasury Money Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc. (the “Corporation”), into Columbia Government Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”). This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 16, 2008 (the “Prospectus/Proxy Statement”), which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor of the Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Trust at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-866-233-2079.

Incorporation of Documents by Reference

Further information about the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated July 1, 2007, as supplemented.

The audited financial statements and related Report of Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2007 for the Acquired Fund and for the fiscal year ended August 31, 2007 for the Acquiring Fund are incorporated herein by reference. The unaudited financial statements for the semi-annual period ended September 30, 2007 for the Acquired Fund and the semi-annual period ended February 28, 2007 for the Acquiring Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

Additional Information about the Acquiring Fund

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated January 1, 2008, as supplemented.

Financial Statements

No pro forma financial statements have been prepared in connection with the Merger because the Acquired Fund’s net asset value does not exceed 10% of the Acquiring Fund’s net asset value as of November 30, 2007.

1

In the Statement of Additional Information attached hereto as Appendix A, the following information replaces the table entitled “Independent Trustee Ownership for the Calendar Year Ended December 31, 2006” under the section entitled “FUND GOVERNANCE; Beneficial Equity Ownership”:

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.

California Tax-Exempt Reserves — A

Cash Reserves — C

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William P. Carmichael

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Minor M. Shaw

California Tax-Exempt Reserves — A

Cash Reserves — E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — E

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

R. Glenn Hilliard

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William A. Hawkins	California Tax-Exempt Reserves — A Cash Reserves — A	E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

John J. Nagorniak

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Anthony M. Santomero

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

OF THE ACQUIRING FUND

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class A Shares, Class B Shares, Class C Shares, Daily Class

    Shares, Class Z Shares, Marsico Shares, G-Trust Shares,

    Retail A Shares, Adviser Class Shares, Capital Class Shares,

    Institutional Class Shares, Investor Class Shares, Liquidity

    Class Shares and Trust Class Shares

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2008

Money Market Funds
Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Reserves
Columbia Government Plus Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia New York Tax-Exempt Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated January 1, 2008. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated August 31, 2007 are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiafunds.com.

INT-39/138633-0108

A-1

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SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

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Glossary

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

California Tax-Exempt Reserves	Columbia California Tax-Exempt Reserves

Cash Reserves	Columbia Cash Reserves

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Connecticut Municipal Reserves	Columbia Connecticut Municipal Reserves

Custodian	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Government Reserves	Columbia Government Reserves

Government Plus Reserves	Columbia Government Plus Reserves

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

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Glossary

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Massachusetts Municipal Reserves	Columbia Massachusetts Municipal Reserves

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Money Market Reserves	Columbia Money Market Reserves

Moody’s	Moody’s Investors Service, Inc.

Municipal Reserves	Columbia Municipal Reserves

NASDAQ	National Association of Securities Dealers Automated Quotations system

New York Tax-Exempt Reserves	Columbia New York Tax-Exempt Reserves

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Prime Reserves	Columbia Prime Reserves

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

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Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Tax-Exempt Reserves	Columbia Tax-Exempt Reserves

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

Treasury Reserves	Columbia Treasury Reserves

The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

5

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $377.9 billion as of September 30, 2007.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On or about that same day, the names of certain of the Funds were changed as follows: Nations California Tax-Exempt Reserves to Columbia California Tax-Exempt Reserves, Nations Cash Reserves to Columbia Cash Reserves, Nations Government Reserves to Columbia Government Reserves, Nations Money Market Reserves to Columbia Money Market Reserves, Nations Municipal Reserves to Columbia Municipal Reserves, Nations New York Tax-Exempt Reserves to Columbia New York Tax-Exempt Reserves, Nations Tax-Exempt Reserves to Columbia Tax-Exempt Reserves, Nations Treasury Reserves to Columbia Treasury Reserves.

Prior to November 21, 2005 (the Government Plus Reorganization Date), Government Plus Reserves was organized as a series of the Galaxy Fund, a Massachusetts business trust (the Predecessor Trust). The information provided for Government Plus Reserves in this SAI for periods prior to the Government Plus Reorganization Date relates to the corresponding series of the Predecessor Trust. Prior to November 23, 2005 (the Reorganization Date), Prime Reserves, Connecticut Municipal Reserves and Massachusetts Municipal Reserves were organized as series of the Predecessor Trust. The information provided for Prime Reserves, Connecticut Municipal Reserves and Massachusetts Municipal Reserves in this SAI for periods prior to the Reorganization Date relates to corresponding series of the Predecessor Trust. The chart below indicates the series of the Predecessor Trust (the Predecessor Funds) that are the accounting survivors of the Funds, as applicable.

Fund	Predecessor Fund(s)
Connecticut Municipal Reserves	Galaxy Connecticut Municipal Money Market Fund
Massachusetts Municipal Reserves	Galaxy Massachusetts Municipal Money Market Fund
Government Plus Reserves	Galaxy Institutional Government Money Market Fund Galaxy Government Money Market Fund
Prime Reserves	Galaxy Institutional Money Market Fund

Each of the Funds in the Trust represents a separate series of the Trust and, except for California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, is an open-end diversified management investment company. Each of the Funds has a fiscal year end of August 31st.

Prior to August 2006, California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves had a fiscal year end of March 31st. Prior to August 2006, Connecticut Municipal Reserves and Massachusetts Municipal Reserves had a fiscal year end of May 31st. Prior to August 2006, Government Plus Reserves and Prime Reserves had a fiscal year end of October 31st.

6

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may only be changed with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.	Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

2.	Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.	Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.

Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to

7

obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5.	Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.	Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.	Each Fund, except California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.	Under normal circumstances,

•	Municipal Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

•	Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

•

California Tax-Exempt Reserves and New York Tax-Exempt Reserves will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax and such state’s individual income tax.

•

Massachusetts Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts individual income tax (“Massachusetts Municipal Securities”).

•

Connecticut Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other governmental issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 10% of its net assets in illiquid securities.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8

4.	California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves may not purchase securities of any one issuer (other than U.S. Government obligations and securities of other investment companies) if, immediately following such purchase, more than 25% of the value of a Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

5.	To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. Given that the Funds are money market funds, each Fund’s investments in securities are subject to the limitations set forth in Rule 2a-7 under the 1940 Act.

9

Permissible Fund Investments

Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Government Reserves	Government Plus Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Prime Reserves	Tax-Exempt Reserves	Treasury Reserves
Asset-Backed Securities		✓					✓			✓

Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Derivatives	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Securities		✓					✓			✓

Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓			✓	✓	✓	✓	✓	✓

Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Municipal Securities	✓	✓	✓			✓	✓	✓	✓	✓	✓

Participation Interests	✓	✓	✓			✓	✓	✓	✓	✓	✓

Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

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Asset-Backed Securities

Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans, or securities, backed by these types of loans and others such as mortgage loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit Risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, banker’s acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. A Fund’s ability to invest in foreign bank obligations is contingent upon its ability to invest in foreign securities as a general matter.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial

11

institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Company (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest. At the time of purchase, a Fund generally invests in high quality corporate debt securities that have received a rating in one of the two highest short-term rating categories from at least two NRSROs. However, a Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. Like all Fund investments, a Fund may purchase unrated instruments only if they are purchased in accordance with Rule 2a-7 under the 1940 Act as well as the Funds’ procedures for complying with Rule 2a-7. In the event that a portfolio security of a Fund is subject to a credit rating downgrade, the Advisor and the Board consider all circumstances deemed relevant in determining whether to continue to hold the security.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

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Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund, as applicable, may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

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Subject to the limitations of Rule 2a-7 under the 1940 Act, a Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity- and Currency- and Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of

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one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

Foreign Securities

Cash Reserves’ investments in foreign securities include U.S. dollar denominated high quality, short-term debt obligations of foreign issuers. Foreign securities include securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the

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U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities. The Fund has adopted a non-fundamental policy that provides that the Fund may not invest more than 10% of its net assets in illiquid securities. The Fund’s compliance with this policy is determined at the time of acquisition of a security. General market or financial conditions, or factors specific to one or more issuers, industries, sectors or categories of securities, may result in securities that were liquid when acquired becoming illiquid securities and vice versa and in the Fund exceeding the percentage limitation described above.

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The degree of liquidity of any portfolio security held by the Fund may be a factor relevant to the value of a security. The percentage of illiquid securities in the Fund’s portfolio also may impact the Fund’s ability to pay redemption proceeds within the normal time period for payment stated in the Prospectus. In addition, large redemptions may cause the percentage of illiquid securities to increase if the Fund sells liquid securities to fund the redemptions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

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Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases,

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they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds purchase municipal securities whose interest, in the opinion of bond counsel for the borrower, is ordinarily excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result reporting such income as taxable.

For more information about the Supreme Court’s decision to hear a state court decision that could significantly impact the tax treatment of municipal bonds, see Taxation — Tax Development Risk. For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

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Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

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Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGRS are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no

21

active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in such Fund’s portfolios.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in an uncommitted line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

As noted above under the heading About the Funds’ Investments — Exemptive Orders, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines

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that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments — Permissible Investments and Related Risks—Money Market Instruments.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

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The Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

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The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time
ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

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Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

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Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Funds for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For purposes of determining the investment advisory fee breakpoint level, “Assets” are the sum of the assets of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves, Treasury Reserves, Government Plus Reserves and Prime Reserves and certain series of Excelsior Funds, Inc. (Government Money Fund, Money Fund and Treasury Money Fund) and Excelsior Tax-Exempt Funds, Inc. (New York Tax-Exempt Money Fund and Tax-Exempt Money Fund). The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

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Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
California Tax-Exempt Reserves
Advisory Fee Paid	$5,627,435	$2,202,811	$4,311,514	$3,068,881
Amount Waived by the Advisor	$553,487	$440,562	$862,303	$613,776
Amount Reimbursed by the Advisor	$586,811	$492,619	$1,000,828	$1,010,595
Cash Reserves
Advisory Fee Paid	$92,886,275	$39,685,049	$82,081,496	$79,985,439
Amount Waived by the Advisor	$9,223,455	$7,937,010	$16,416,380	$15,997,088
Amount Reimbursed by the Advisor	$12,031,372	$8,567,906	$19,408,160	$18,907,787
Government Reserves
Advisory Fee Paid	$8,413,337	$3,272,020	$6,876,801	$5,948,097
Amount Waived by the Advisor	$826,182	$654,404	$1,375,539	$1,189,619
Amount Reimbursed by the Advisor	$1,167,949	$914,116	$1,715,786	$1,628,420
Money Market Reserves
Advisory Fee Paid	$32,291,738	$10,432,579	$20,111,601	$15,329,132
Amount Waived by the Advisor	$3,171,510	$2,086,516	$4,022,070	$3,065,826
Amount Reimbursed by the Advisor	$2,782,982	$2,431,837	$4,348,428	$3,769,872
Municipal Reserves
Advisory Fee Paid	$12,229,146	$4,999,834	$9,569,187	$7,995,163
Amount Waived by the Advisor	$1,186,193	$999,967	$1,913,836	$1,599,033
Amount Reimbursed by the Advisor	$1,291,199	$990,329	$2,191,608	$2,510,805
New York Tax-Exempt Reserves
Advisory Fee Paid	$515,431	$176,597	$274,968	$133,019
Amount Waived by the Advisor	—	—	—	—
Amount Reimbursed by the Advisor	$273,163	$169,692	$263,365	$294,863
Tax-Exempt Reserves
Advisory Fee Paid	$7,520,986	$3,204,177	$5,553,568	$4,451,902
Amount Waived by the Advisor	$707,704	$640,835	$1,110,714	$890,380
Amount Reimbursed by the Advisor	$849,141	$798,873	$1,498,918	$1,552,161
Treasury Reserves
Advisory Fee Paid	$23,554,296	$8,522,882	$17,424,708	$13,752,131
Amount Waived by the Advisor	$2,224,697	$1,704,576	$3,484,941	$2,750,426
Amount Reimbursed by the Advisor	$1,843,356	$1,551,597	$3,707,328	$3,528,974

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

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Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Advisory Fee Paid	$254,216	$44,601	$295,558	$826,845
Amount Waived by the Advisor	$22,611	$8,920	$16,796	$7,800
Amount Reimbursed by the Advisor	$277,876	$88,770	$126,006	—
Massachusetts Municipal Reserves
Advisory Fee Paid	$424,398	$85,630	$476,576	$1,164,259
Amount Waived by the Advisor	$39,516	$17,126	$29,484	$19,961
Amount Reimbursed by the Advisor	$285,852	$93,300	$112,198	—

*	Fees paid are shown from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund Predecessor Funds.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Advisory Fee Paid	$12,538,987	$5,790,246	$6,921,775	$9,868,953
Amount Waived by the Advisor	$5,006,410	$3,184,635	$3,877,983	$5,832,151
Amount Reimbursed by the Advisor	$313,465	$331,558	—	—
Government Plus Reserves
Advisory Fee Paid	$1,199,450	$1,161,343	$1,324,351	$1,626,791
Amount Waived by the Advisor	$510,221	$638,739	$760,518	$978,987
Amount Reimbursed by the Advisor	$141,113	$65,852	—	—

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund Predecessor Funds.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

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Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below. For purposes of determining the administration fee breakpoint level, “Assets” are the sum of the assets of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves, Treasury Reserves, Government Plus Reserves and Prime Reserves and certain series of Excelsior Funds, Inc. (Government Money Fund, Money Fund and Treasury Money Fund) and Excelsior Tax-Exempt Funds, Inc. (New York Tax-Exempt Money Fund and Tax-Exempt Money Fund).

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
California Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Cash Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Government Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Government Plus Reserves	• 0.067% up to $125 billion • 0.02% in excess of $125 billion

Massachusetts Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Money Market Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

New York Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Prime Reserves	• 0.067% up to $125 billion • 0.02% in excess of $125 billion

Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Treasury Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

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The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods. Prior to August 22, 2005, these fees were paid to BACAP Distributors LLC, the former administrator for the Funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
California Tax-Exempt Reserves
Administration Fee Paid	$3,751,623	$1,402,532	$2,821,841	$1,842,476
Amount Waived/Reimbursed by the Administrator	$1,143,995	—	—	—
Cash Reserves
Administration Fee Paid	$61,924,183	$26,390,690	$54,668,495	$51,790,536
Amount Waived/Reimbursed by the Administrator	$18,707,325	—	—	—
Government Reserves
Administration Fee Paid	$5,608,891	$2,115,338	$4,532,032	$3,666,263
Amount Waived/Reimbursed by the Administrator	$1,713,113	—	—	—
Money Market Reserves
Administration Fee Paid	$21,527,826	$6,889,044	$13,355,232	$9,763,936
Amount Waived/Reimbursed by the Administrator	$6,573,613	—	—	—
Municipal Reserves
Administration Fee Paid	$8,152,764	$3,267,214	$6,326,956	$4,996,856
Amount Waived/Reimbursed by the Administrator	$2,519,246	—	—	—

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
New York Tax-Exempt Reserves
Administration Fee Paid	$343,621	$76,563	$152,256	$79,802
Amount Waived/Reimbursed by the Administrator	$110,483	—	—	—
Tax-Exempt Reserves
Administration Fee Paid	$5,013,991	$2,070,109	$3,649,877	$2,695,340
Amount Waived/Reimbursed by the Administrator	$1,592,981	—	—	—
Treasury Reserves
Administration Fee Paid	$15,702,864	$5,615,912	$11,563,967	$8,738,885
Amount Waived/Reimbursed by the Administrator	$4,972,273	—	—	—

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

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Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Administration Fee Paid	$169,477	$11,517	$53,387	$138,497
Amount Waived/Reimbursed by the Administrator	$56,470	—	$3,740	—
Massachusetts Municipal Reserves
Administration Fee Paid	$282,932	$34,764	$109,117	$195,013
Amount Waived/Reimbursed by the Administrator	$90,741	—	$3,740	—

*	Fees paid are shown from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Administration Fee Paid	$4,200,540	$1,815,777	$2,318,795	$3,306,009
Amount Waived/Reimbursed by the Administrator	$1,890,061	$347	—	—
Government Plus Reserves
Administration Fee Paid	$401,904	$270,929	$443,657	$544,975
Amount Waived/Reimbursed by the Administrator	$149,356	$347	—	—

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for each fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the

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requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, each Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to Columbia Management Advisors, LLC for the two most recently completed fiscal periods. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006
California Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$70,945	$67,691
Amount Paid to State Street Bank and Trust Company	$105,330	N/A	N/A
Cash Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$79,574	$97,285
Amount Paid to State Street Bank and Trust Company	$117,533	N/A	N/A
Government Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$69,930	$54,692
Amount Paid to State Street Bank and Trust Company	$102,608	N/A	N/A
Money Market Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$73,091	$57,193
Amount Paid to State Street Bank and Trust Company	$110,554	N/A	N/A
Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$78,227	$87,690
Amount Paid to State Street Bank and Trust Company	$120,487	N/A	N/A
New York Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$45,455	$42,834	$34,454
Amount Paid to State Street Bank and Trust Company	$65,239	N/A	N/A
Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$73,972	$72,771
Amount Paid to State Street Bank and Trust Company	$112,224	N/A	N/A
Treasury Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$70,042	$54,368
Amount Paid to State Street Bank and Trust Company	$102,992	N/A	N/A

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

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Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$36,649	$18,802	$63,247	$66,455
Amount Paid to State Street Bank and Trust Company	$46,289	N/A	N/A	N/A
Massachusetts Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$41,764	$22,858	$69,375	$70,111
Amount Paid to State Street Bank and Trust Company	$57,964	N/A	N/A	N/A

*	Fees paid are shown are from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$134,746	$148,745	$152,217
Amount Paid to State Street Bank and Trust Company	$101,727	N/A	N/A	N/A
Government Plus Reserves
Amount Paid to Columbia Management Advisors, LLC	$59,535	$126,188	$97,411	$98,244
Amount Paid to State Street Bank and Trust Company	$91,588	N/A	N/A	N/A

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement

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terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the fiscal year ended August 31, 2007. During the fiscal year ended August 31, 2006, the Distributor received $6,381,178 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,381,178. During the fiscal year ended March 31, 2006, the Distributor received $6,868,017 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,868,017. During the fiscal year ended March 31, 2005, the Distributor received $11,205,844 in underwriting commissions for all Funds it serves, of which the Distributor retained $11,205,844.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Year Ended August 31, 2007
California Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Cash Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Government Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Massachusetts Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Money Market Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
New York Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Treasury Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Connecticut Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Massachusetts Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Government Plus Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Prime Reserves
Amount Paid	$0.00
Amount Retained	$0.00

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Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and

37

accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer

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databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

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Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds

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that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective November 1, 2007, the Funds pay the Transfer Agent a transfer agency fee of $17.34 per account, payable monthly. Also effective November 1, 2007, the Funds reimburse the Transfer Agent for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also is entitled to retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period April 1, 2006 through October 31, 2007, the Funds paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Transfer Agent was entitled to reimbursement by the Funds for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended August 31, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended August 31, 2008.

Counsel

Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

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Distribution Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for the Class A Shares, Class B Shares, Class C Shares, Daily Class Shares, Investor Class Shares and Liquidity Class Shares of the Funds. See Capital Stock and Other Securities for more information.

With respect to a Fund’s Class A Shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Class A Distribution and Shareholder Servicing Plan and the Class A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Money Market Funds.

With respect to a Fund’s Class B Shares, the Trust has adopted a distribution plan. The Class B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class B Shares of the Funds. CMD has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Class B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, CMD has assigned certain amounts that it is entitled to receive pursuant to the Class B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

With respect to a Fund’s Class C Shares, the Trust has adopted a distribution plan. The Class C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class C Shares of the Funds.

With respect to a Fund’s Daily Class Shares, the Trust has adopted a distribution plan. The Daily Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Class Shares of the Funds.

The Liquidity Class Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Liquidity Class Shares up to 0.25% (on an annualized basis) of the Funds’ Liquidity Class Shares average daily net asset value and additionally, a Fund may pay the Distributor a fee of up to 0.25% (on an annualized basis) of the Liquidity Class Funds’ average daily net assets. However, under the plan, to the extent that the Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed 0.25% (on an annualized basis) of the average daily net assets of any such Fund’s Liquidity Class Shares.

The Trust has adopted a reduced distribution (12b-1) and shareholder servicing fee rates for the Liquidity Class Shares. Under the revised Liquidity Class Distribution Plan, the Trust may reimburse distribution-related expenses of CMD for Liquidity Class Shares at an annual rate of 0.25% of the average daily net assets of the Funds’ Liquidity Class Shares and additionally, the Trust may pay CMD a fee of up to 0.25% of the Liquidity Class Funds’ average daily net assets. CMD may reimburse or compensate certain selling agents from these amounts. In addition, the Trust’s revised Liquidity Class Shares Shareholder Servicing Plan provides that shareholder servicing fees of up to 0.25% of the average daily net assets of the Funds’ Liquidity Class Shares can be paid to shareholder servicing agents. However, under the revised plans, to the extent that any Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund’s Liquidity Class Shares.

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Payments under the Class A Distribution and Servicing Plan, the Class A Distribution Plan, Class B Distribution Plan, Class C Distribution Plan, Daily Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

With respect to a Fund’s Class B shares and Class C shares, the Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of the Class B shares and Class C shares, respectively, of the Funds.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

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For Class A shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class A Shares

Cash Reserves
Distribution Fee	$333,473
Service and Administration Fees	$1,167,156

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class A Shares

Government Reserves
Distribution Fee	$18,188
Service and Administration Fees	$63,658

Tax-Exempt Reserves
Distribution Fee	$16,293
Service and Administration Fees	$57,024

Treasury Reserves
Distribution Fee	$565,455
Service and Administration Fees	$1,979,094

For Class B shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class B Shares

Cash Reserves
Distribution Fee	$368,179
Service Fee	$171,817

Money Market Reserves
Distribution Fee	$26,030	(a)
Service Fee	$12,148	(a)

Municipal Reserves
Distribution Fee	$482	(a)
Service Fee	$225	(a)

Treasury Reserves
Distribution Fee	$1,834
Service Fee	$856

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

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For Class C shares, the following Funds paid distribution fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class C Shares

Cash Reserves
Distribution Fee	$45,655
Service and Administration Fees	$21,305

Money Market Reserves
Distribution Fee	$4,988	(a)
Service and Administration Fees	$2,328	(a)

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

For Investor Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Investor Class Shares

California Tax-Exempt Reserves
Distribution Fee	$223,631
Service and Administration Fees	$559,078

Cash Reserves
Distribution Fee	$1,454,288
Service and Administration Fees	$3,635,721

Government Reserves
Distribution Fee	$422,119
Service and Administration Fees	$1,055,297

Money Market Reserves
Distribution Fee	$82,760
Service and Administration Fees	$206,898

Municipal Reserves
Distribution Fee	$61,262
Service and Administration Fees	$153,155

Tax-Exempt Reserves
Distribution Fee	$15,366
Service and Administration Fees	$38,415

Treasury Reserves
Distribution Fee	$222,776
Service and Administration Fees	$556,940

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For Market Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Market Class Shares

Cash Reserves
Distribution Fee	$9,688
Service and Administration Fees	$12,110

Municipal Reserves
Distribution Fee	$36	(a)
Service and Administration Fees	$44	(a)

New York Tax-Exempt Reserves
Distribution Fee	$—
Service and Administration Fees	$—

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Market Class Shares

Treasury Reserves
Distribution Fee	$25	(a)
Service and Administration Fees	$31	(a)

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

For Daily Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Daily Class Shares

California Tax-Exempt Reserves
Distribution Fee	$4,992,075
Service and Administration Fees	$3,565,768

Cash Reserves
Distribution Fee	$66,326,802
Service and Administration Fees	$47,376,287

Government Reserves
Distribution Fee	$2,144,182
Service and Administration Fees	$1,531,559

Money Market Reserves
Distribution Fee	$7,957	(a)
Service and Administration Fees	$5,684	(a)

Municipal Reserves
Distribution Fee	$5,273,867
Service and Administration Fees	$3,767,048

Tax-Exempt Reserves
Distribution Fee	$102,093
Service and Administration Fees	$72,924

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

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Treasury Reserves
Distribution Fee	$2,563,051
Service Fee	$1,830,751

For Trust Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Trust Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$554,548

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,943,731

Government Reserves
Distribution Fee	—
Service and Administration Fees	$231,753

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$41,952

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$482,801

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$37,362

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$2,755,985

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$625,285

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For Adviser Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Adviser Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$1,066,385

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$42,381,138

Government Reserves
Distribution Fee	—
Service and Administration Fees	$2,944,324

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$17,939,588

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$2,014,021

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$19,949

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$158,804

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$21,469,665

For Institutional Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Institutional Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$255,885

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,567,199

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Government Reserves
Distribution Fee	—
Service and Administration Fees	$207,307

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$1,205,684

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$318,006

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$77,424

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$95,253

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$607,715

For Liquidity Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Liquidity Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$107,397
Fees Waived by Shareholder Service Provider	$42,959

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,696,701
Fees Waived by Shareholder Service Provider	$1,078,681

Government Reserves
Distribution Fee	—
Service and Administration Fees	$2,079,836
Fees Waived by Shareholder Service Provider	$831,934

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Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Liquidity Class Shares

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$3,646,484
Fees Waived by Shareholder Service Provider	$1,458,594

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$833,793
Fees Waived by Shareholder Service Provider	$333,517

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$220,487
Fees Waived by Shareholder Service Provider	$88,195

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$1,412,876
Fees Waived by Shareholder Service Provider	$565,151

For Marsico shares, the following Fund paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Fund for the Fiscal Year Ended August 31, 2007 — Marsico Shares

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$41,311

For Retail A shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Retail A Shares

Connecticut Municipal Reserves
Distribution Fee	—
Service Fee	$29,219

Government Reserves
Distribution Fee	—
Service and Administration Fees	$53,288

Massachusetts Municipal Reserves
Distribution Fee	—
Service Fee	$77,039

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$68,690

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Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Retail A Shares

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$70

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$15,883

The following chart provides the distribution and service fees paid by Government Plus Reserves and Prime Reserves:

Distribution and Service Fees Paid by Prime Reserves and Government Plus Reserves for the Fiscal Year Ended August 31, 2007

	Government Plus Reserves	Prime Reserves
Liquidity Class Shares
Distribution Fee	—	—
Service and Administration Fees	$26	$26
Fees Waived by Shareholder Service Provider	$11	$11

Adviser Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	$20,139	$414,285

Institutional Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	$18,337	$168,563

Retail A Shares
Distribution Fee	$—	N/A
Service and Administration Fees	$10,066	N/A

Capital Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	—	—
Fees Reimbursed by the Transfer Agent	$—	$—

G-Trust Shares
Distribution Fee	$—	N/A
Service and Administration Fees	—	N/A

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Expense Limitations

The Advisor (or its predecessor) and/or the Distributor has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the table below.
Fund Level Expense Commitments

Fund Level Expense Commitments* - Period ending December 31, 2008

Fund
California Tax-Exempt Reserves**	0.20%
Cash Reserves**	0.20%
Connecticut Municipal Reserves	0.20%
Massachusetts Municipal Reserves	0.20%
Money Market Reserves**	0.20%
Municipal Reserves**	0.20%
Prime Reserves	0.16%
Treasury Reserves**	0.20%

*	The Advisor and/or some of its service providers have contractually agreed to waive fees and/or reimburse expenses (exclusive of distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed the levels listed above. There is no guarantee that this limitation will continue after December 31, 2008.
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Fund Level Expense Commitment* - Period ending December 31, 2009

Fund
Government Reserves**	0.20%
Government Plus Reserves	0.20%
New York Tax-Exempt Reserves**	0.20%
Tax-Exempt Reserves**	0.20%

*	The Advisor and/or some of its service providers have contractually agreed to waive fees and/or reimburse expenses (exclusive of distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed 0.20%. There is no guarantee that this limitation will continue after December 31, 2009.
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Management Fee Commitments

Management Fee Commitment* - Period ending December 31, 2008

Fund
California Tax-Exempt Reserves	0.19%
Cash Reserves**	0.19%
Connecticut Municipal Reserves	0.19%
Massachusetts Municipal Reserves	0.19%
Money Market Reserves	0.19%
Municipal Reserves	0.19%
Prime Reserves	0.16%
Treasury Reserves	0.19%

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Management Fee Commitment - Period ending December 31, 2009

Fund
Government Reserves	0.19%
Government Plus Reserves	0.16%
New York Tax-Exempt Reserves	0.19%
Tax-Exempt Reserves	0.19%

12b-1 Distribution Fee Waivers

Contractual 12b-1 Distribution Fee Waivers - Period ending December 31, 2008

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Prime Reserves	0.10%
Treasury Reserves	0.10%

Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Treasury Reserves	0.10%

*	The Distributor waives its 12b-1 distribution fees and/or shareholder servicing fees to the extent necessary to achieve an aggregate waiver of 0.10%, therefore, to the extent that the Distributor waives 12b-1 distribution fees and/or waives shareholder servicing fees, the total of such 12b-1 distribution and/or shareholder servicing fees will not exceed 0.15%.

Contractual 12b-1 Distribution Fee Waivers - Period ending December 31, 2009

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers*
Government Reserves**	0.10%
Government Plus Reserves	0.10%
New York Tax-Exempt Reserves**	0.10%
Tax-Exempt Reserves**	0.10%

Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers*
Government Reserves**	0.10%
New York Tax-Exempt Reserves**	0.10%
Tax-Exempt Reserves**	0.10%

*	The Distributor waives its 12b-1 distribution fees and/or shareholder servicing fees to the extent necessary to achieve an aggregate waiver of 0.10%, therefore, to the extent that the Distributor waives 12b-1 distribution fees and/or shareholder servicing fees, the total of such 12b-1 distribution and/or shareholder servicing fees will not exceed 0.15%.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the

53

Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

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Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), through current	69	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	69	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President, Retail Banking — IndyMac Bancorp, Inc., from September 1999 to August 2003; Retired	69	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer —	69	Director — Conseco, Inc. (insurance)

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Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
		ING Americas, from 1999 to April 2003; and Non-Executive Director & Chairman — Conseco, Inc. (insurance), from September 2004 through current

John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007; retired	69	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Anthony M. Santomero (Born 1946) Trustee	Indefinite term; Trustee since January 2008	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current	69	None

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	69	Board Member — Piedmont Natural Gas

Standing Committees

The Trust has three standing committees, including the Audit Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for

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accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested” persons (as defined in the 1940 Act). The Audit Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested” persons (as defined in the 1940 Act). The Governance Committee met on three occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. The Investment Committee members are all not “interested” persons (as defined in the 1940 Act). The Investment Committee met on six occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

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Independent Trustee Compensation for the Fiscal Year Ended August 31, 2007

Name of Trustee	Aggregate Compensation from the Trust(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees
Edward J. Boudreau, Jr.	$94,614	$133,100	(b)
William P. Carmichael	$109,271	$153,750	(c)
Minor M. Shaw	$93,726	$132,000	(d)
R. Glenn Hilliard	$86,013	$121,000	(e)
William A. Hawkins	$96,368	$135,600	(f)
John J. Nagorniak	N/A	N/A
Anthony M. Santomero	N/A	N/A

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)	Total compensation amount includes deferred compensation payable to Mr. Boudreau in the amount of: $30,688.
(c)	Total compensation amount includes deferred compensation payable to Mr. Carmichael in the amount of: $141,792.
(d)	Total compensation amount includes deferred compensation payable to Ms. Shaw in the amount of: $60,872.
(e)	Total compensation amount includes deferred compensation payable to Mr. Hilliard in the amount of: $111,594.
(f)	Total compensation amount includes deferred compensation payable to Mr. Hawkins in the amount of: $ -.

Columbia Funds Deferred Compensation Plan

Under the terms of the Columbia Funds Deferred Compensation Plan for Eligible Trustees (the Deferred Compensation Plan), each Trustee may elect, on an annual basis, to defer all or any portion of their compensation (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Columbia Funds. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Columbia Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee’s termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his/her deferral account, the balance of the deferral account will be distributed to his/her designated beneficiary in a lump sum as soon as practicable after the Trustee’s death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his/her deferral account, the balance of the amounts credited to his/her deferral account will be distributed to his/her designated beneficiaries over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

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Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.

California Tax-Exempt Reserves — A

Cash Reserves — C

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William P. Carmichael

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

Minor M. Shaw

California Tax-Exempt Reserves — A

Cash Reserves — E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — E

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

R. Glenn Hilliard

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

E
Tax-Exempt Reserves — A Treasury Reserves — A

William A. Hawkins	California Tax-Exempt Reserves — A Cash Reserves — A	E

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Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

John J. Nagorniak

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

Anthony M. Santomero

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc.,

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2007	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007

Assistant General Counsel, Bank of America since

March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) in and prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other

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cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the

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Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following describes the types and amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The Funds paid no brokerage commissions for the past three fiscal years. The Funds paid no brokerage commissions to affiliated broker/dealers for the past three fiscal years.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

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During the fiscal year ended August 31, 2007, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of August 31, 2007, the Funds owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of August 31, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Tax-Exempt Reserves	N/A	N/A
Cash Reserves	N/A	N/A
Connecticut Municipal Reserves	N/A	N/A
Government Reserves	N/A	N/A
Massachusetts Municipal Reserves	N/A	N/A
Money Market Reserves	N/A	N/A
Municipal Reserves	N/A	N/A
New York Tax-Exempt Reserves	N/A	N/A
Prime Reserves	N/A	N/A
Tax-Exempt Reserves	N/A	N/A
Treasury Reserves	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor pay significant amounts to certain financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries varies. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of November 1, 2007, the Board has authorized the Funds to pay up to 0.15% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

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The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

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The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds)

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attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Capital Markets Corp.

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citibank, N.A.

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & SmithIncorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales

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or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A	Class B	Class C	Class Z	Daily Class	Investor Class	Trust Class	Liquidity Class	Capital Class	Adviser Class	Institutional Class	G-Trust Shares	Retail A Shares	Marsico Shares
California Tax-Exempt Reserves					✓	✓	✓	✓	✓	✓	✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓			✓
Connecticut Municipal Reserves												✓	✓
Government Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Government Plus Reserves								✓	✓	✓	✓	✓	✓
Massachusetts Municipal Reserves												✓	✓
Money Market Reserves							✓	✓	✓	✓	✓	✓	✓
Municipal Reserves				✓	✓	✓	✓	✓	✓	✓	✓
New York Tax-Exempt Reserves	✓				✓		✓		✓	✓	✓	✓	✓
Prime Reserves								✓	✓	✓	✓
Tax-Exempt Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Treasury Reserves	✓				✓	✓	✓	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’

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debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Funds are entitled to receive any dividends or other distributions declared for the Funds. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the employment of the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

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Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases. Unusual market conditions, significant levels of redemption requests, a significant percentage of illiquid securities held by the Fund, or other factors may affect the Fund’s ability to pay redemption proceeds within the normal time period for payment stated in the Prospectus.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

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•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

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Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Funds’ discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

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Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value per share of the Funds will be determined (unless the Funds close earlier) as of the times outlined in their prospectuses.

Each of the Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity of 90 days or less. The Funds generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less. The Board has established procedures reasonably designed, taking into account current market conditions and each Fund’s investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund’s outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

With respect to Cash Reserves, Money Market Reserves and Prime Reserves (the “Specified Funds”), NB Funding Company LLC (the “Support Provider”), an affiliate of CMA, has entered into a Capital Support Agreement with Columbia Funds Series Trust (the “Agreement”). The Agreement establishes the basis for the Support Provider to make a capital contribution to a Specified Fund in order to prevent realized losses from the disposition of certain covered securities from causing the Specified Fund’s market-based net asset value (“NAV”) per share to fall below the Minimum NAV Per Share (as defined below). The amount the Support Provider could be required to contribute under the Agreement is presently limited to $189 million in the aggregate for the Specified Funds (the “Maximum Contribution Amount”). The contribution obligation under the Agreement is subject to certain allocation procedures and other conditions and restrictions. The obligation to make contributions under the Agreement terminates no later than December 13, 2008 or earlier upon the payment of the Maximum Contribution Amount. Each Specified Fund is required to sell any Covered Securities (as defined below) on the business day immediately prior to December 13, 2008; provided that a Fund is not required to complete any such sale if the sale would not result in the payment of a capital contribution. Bank of America Corporation has guaranteed to the Specified Funds the payment of any capital contribution that the Support Provider is obligated to make under the Agreement.

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Subject to certain conditions, the Agreement requires the Support Provider to contribute cash in an amount necessary to prevent a Specified Loss (as defined below) from causing a Specified Fund’s market-based NAV per share to decline below specific levels set forth in the Agreement (the “Minimum NAV Per Share”). A “Specified Loss” is a loss arising from a disposition of a portfolio security that has been subject to a default or other event listed in Rule 2a-7(c)(6)(ii) under the 1940 Act (a “Covered Security”) at less than its amortized cost. A Specified Fund may also consider amounts potentially contributable under the Agreement (a “Potential Future Contribution”) as an asset of the Specified Fund in calculating its market-based NAV. Until the disposition of a Covered Security, the amount of such Potential Future Contribution may increase, decrease or be eliminated on any day the Fund calculates its market-based NAV per share as a result of changes in the market value of a Covered Security, or other factors, prior to the actual payment of the contribution by the Support Provider to the Specified Fund. The amount of such Potential Future Contribution and any actual contribution will be applied against the Maximum Contribution Amount.

As of December 28, 2007, Prime Reserves included a Potential Future Contribution in calculating its market-based NAV.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and, in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits, reduced by an interest charge on 50% of such earnings and profits, attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally

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would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to

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annually include in its taxable income, (or, for Tax-Exempt Funds, distributable income) a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund. In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign

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currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carry-forward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” (as defined below) to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

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In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company accorded special tax treatment.

A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) or in REITs or qualified REIT subsidiaries that are taxable mortgage pools (“REIT TMPs”). Under recent IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly. Additionally, dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income” (as defined below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC (which generally includes not only stock but also an option to acquire stock, such as is inherent in a convertible bond under proposed Treasury Regulations), the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the

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concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Except for exempt-interest dividends (as defined below) paid out by the Tax-Exempt Funds, all distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction (discussed below) or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

If at the close of each quarter of its taxable year at least 50% of the value of the total assets of a Tax-Exempt Fund consists of securities generating interest exempt from federal tax under Section 103(a) of the Code, then the Tax-Exempt Fund may pass through to its shareholders the tax-exempt character of its income from such assets

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by paying “exempt-interest dividends”. Exempt-interest dividends are dividends paid by a regulated investment company that are designated as such in a written notice mailed to its shareholders. Exempt-interest dividends are not generally subject to federal income tax, but they may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. In particular, if a Fund invests in certain private activity bonds, certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

A shareholder who received Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. Tax exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of a Tax-Exempt Fund’s income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. Gains realized by a Tax-Exempt Fund on sale or exchange of investments that generate tax-exempt income will be taxable to shareholders.

Further discussion of the rules applicable to Tax-Exempt Funds is provided below.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

In general, as long as a Money Market Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI. If a shareholder holds Tax-Exempt Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six-month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

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Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of “qualified dividend income.”

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions (such as for corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind, but excluding exempt-interest dividends) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN), fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding or has underreported dividend or interest income, or if the IRS notifies a Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability and may

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obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008 (subject to a potential one-year extension under proposed legislation), distributions properly designated by a Fund as “interest-related dividends” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (an “exempt foreign shareholder”). Interest-related dividends are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust over which a U.S. court is able to exercise primary supervision and with respect to which one or more U.S. persons have authority to control substantial decisions), a foreign estate (i.e., an estate the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). This tax generally will not apply to exempt-interest dividends from a Tax-Exempt Fund. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

As a Money Market Fund, each Fund does not expect to realize substantial capital gain, but no assurance can be given to this effect. If a Fund realizes any short-term capital gain with respect to taxable years of the Fund

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beginning before January 1, 2008 (subject to a potential one-year extension under proposed legislation), complex rules would apply to the qualification of Fund distributions as “short-term capital gain dividends” to foreign shareholders; therefore, foreign shareholders are urged to consult their own tax advisers and financial planners with respect to the particular tax consequences to them of an investment in a Fund.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related dividends or short-term capital gain dividends. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

Special tax rules apply to distributions that a qualified investment entity (“QIE”) makes to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of a U.S. real property interest (as defined in the Code). However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Special Tax Considerations Pertaining to All Tax-Exempt Funds

If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay exempt-interest dividends (as defined above). The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest dividends.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”). Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent that a Tax-Exempt Fund invests in such private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their shares of a Tax-Exempt Fund’s expenses in computing their AMT. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate

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shareholder is included in the shareholder’s “adjusted current earnings” as part of its AMT calculation, and may also affect its federal “environmental tax” liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

The IRS is paying increased attention to whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Tax-Exempt Funds rely on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation from its issue date to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.

Special Tax Considerations Pertaining to California Tax-Exempt Reserves

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom, is exempt from income taxation by California (“California Exempt Securities”), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (“California exempt-interest dividends”). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. California Tax-Exempt Reserves intends to qualify under the above requirements so that it can pay California exempt-interest dividends.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of California Tax-Exempt Reserves is not deductible for California stated individual income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting California Tax-Exempt Reserves and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund’s distributions constituting California exempt-interest dividends is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Special Tax Considerations Pertaining to Connecticut Municipal Reserves

Dividends paid by Connecticut Municipal Reserves will not be subject to the Connecticut individual income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public

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instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law (“Connecticut Obligations”) or from obligations the interest on which states are prohibited from taxing by federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut individual income tax, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut individual income tax who are required to pay the federal alternative minimum tax. Dividends paid by Columbia Connecticut Municipal Reserves, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

Special Tax Considerations pertaining to Massachusetts Municipal Reserves

Distributions by Massachusetts Municipal Reserves to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from a Fund’s other net investment income and net short-term capital gains (which may include exempt-interest dividends attributable to the Fund’s investments in municipal securities of other states) generally will be taxable at ordinary Massachusetts personal income tax rates. Except as noted earlier in respect of capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, generally the Fund’s capital gain dividends will be taxable by the Commonwealth as long-term capital gains. The Fund will mail a statement to its shareholders no later than 60 days after the close of its tax year showing which portion of the Fund’s distributions and capital gain dividends are exempt from Massachusetts personal income tax.

Distributions by Massachusetts Municipal Reserves to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The portion of the New York Tax-Reserves’ exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund’s distributions.

Tax-Exempt Shareholders

Under current law, the Funds generally “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt

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shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if a Fund allocates excess inclusion income (discussed above) to such shareholder.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more (for an individual shareholder) or $10 million or more (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Additional Municipal Securities Risk

The Supreme Court has agreed to review an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bond funds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in a Fund. This also has the potential to cause a decline in the value of the municipal securities held by a Fund which, in turn, would reduce the value of a Fund’s shares. The Supreme Court heard oral arguments in the case in November 2007.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CALIFORNIA TAX-EXEMPT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	501,827,406.32	95.35%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	147,492,805.37	23.66%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	46,426,324.05	7.45%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	150,946,273.97	24.21%

CALIFORNIA TAX-EXEMPT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,566,278,778.00	99.98%

CALIFORNIA TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	589,884,017.08	99.16%

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Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CALIFORNIA TAX-EXEMPT RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	197,719,342.55	97.06%

CALIFORNIA TAX-EXEMPT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	60,202,419.44	100.00%

CALIFORNIA TAX-EXEMPT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	150,946,273.97	95.23%

CASH RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	10,656,000,000	56.96%

CASH RESERVES — Adviser Class BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST DALLAS TX 75202-3920	4,460,664,860.00	23.84%

CASH RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,722,164,192.00	9.20%

CASH RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,561,778,995.	8.35%

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Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,059,539,767.00	57.82%

CASH RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,291,279,197.00	18.77%

CASH RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	773,307,821.41	6.33%

CASH RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	18,367,909,011	99.99%

CASH RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	2,565,570,801.00	38.21%

CASH RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,942,501,842.00	28.93%

CASH RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,400,607,721.00	20.86%

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Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Institutional Class BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3920	725,000,000.00	10.80%

CASH RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	103,640,618.23	9.47%

CASH RESERVES — Investor Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	462,929,424.21	42.29%

CASH RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	370,581,141.75	33.85%

CASH RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	121,568,164.08	11.11%

CASH RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	824,392,032.60	78.00%

CASH RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	106,000,000.00	10.03%

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Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Liquidity Class NFS LLC FEBO DAVID D CASEY 15255 SWITZER RD OVERLAND PARK KS 66221-9551	96,794,180.95	9.16%

CASH RESERVES — Marsico Class UMB FUND SERVICES INC AS AGENT FOR MARSICO FUNDS INC 803 W MICHIGAN ST SUITE A MILWAUKEE WI 53233-2301	12,787,554.33	100.00%

CASH RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,417,370,026.00	96.90%

CASH RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	391,461,440.20	86.44%

CASH RESERVES — Class C CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	1,654,983.70	15.54%

CASH RESERVES — Class Z COLUMBIA MGMT DISTRIBUTORS, INC 100 FEDERAL STREET BOSTON MA 02110-1802	69,009,119.24	9.89%

GOVERNMENT RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	1,094,000,000.00	64.78%

GOVERNMENT RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	218,793,906.45	12.96%

98

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	323,166,127.69	19.14%

GOVERNMENT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,331,784,988.00	63.67%

GOVERNMENT RESERVES — Capital Class CITIBANK N.A. FBO DCNAH ATTN: TERRI KEUM 111 WALL ST 15TH FLOOR NEW YORK NY 10005-3509	1,008,307,629.00	19.27%

GOVERNMENT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	344,689,272.43	6.59%

GOVERNMENT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	869,362,015.16	100.00%

GOVERNMENT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,051,347,245.00	66.74%

GOVERNMENT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	376,237,497.01	23.88%

99

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROSA SANTIAGO MONEY MKT FUNDS 26 BROADWAY 13TH FLOOR NEW YORK NY 10004-1703	120,446,529.92	7.65%

GOVERNMENT RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	100,291,968.18	50.29%

GOVERNMENT RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	62,595,480.02	31.39%

GOVERNMENT RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	32,366,980.82	16.23%

GOVERNMENT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	559,269,960.41	70.28%

GOVERNMENT RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	223,000,000.00	28.02%

GOVERNMENT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	290,217,854.25	99.97%

100

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Class A NFS LLC FEBO KATHERINE A BINDER WILLIAM P BINDER 90 CASCADE KY BELLEVUE WA 98006-1030	2,812,931.63	28.72%

GOVERNMENT RESERVES — Class A NFS LLC FEBO NFS/FMTC IRA FBO MICHAEL W ROCHE 6 OPEN TRAIL DR SANDWICH MA 02563-3119	1,175,455.24	12.00%

GOVERNMENT RESERVES — Class A NFS LLC FEBO CARLOS EXPOSITO 40 NW 124TH AVE MIAMI FL 33182-1234	1,128,838.87	11.53%

GOVERNMENT RESERVES — Class A NFS LLC FEBO WENDY M DONOHOE 3185 ADAMSWOOD DR SAN JOSE CA 95148-2707	978,367.57	9.99%

GOVERNMENT RESERVES — G Trust BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	255,046,809.10	98.27%

MONEY MARKET RESERVES — G Trust BANK OF AMERICA NA 411 N AKARD ST 6TH FLR DALLAS TX 75201-3307	689,636,945.30	95.39%

MONEY MARKET RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	7,431,000,000.	90.53%

MONEY MARKET RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	661,585,663.81	8.06%

101

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MONEY MARKET RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	8,078,053,473.	63.77%

MONEY MARKET RESERVES — Capital Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYCARUSE NY 13057-1382	1,883,061,981.	14.86%

MONEY MARKET RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	976,913,712.66	7.71%

MONEY MARKET RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,388,062,305.	99.55%

MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR ALAMO HOUSING FINANCE CORP SERIES 2001 2001 BRYANT ST FL8 DALLAS TX 75201-3002	15,975,156.25	23.09%

MONEY MARKET RESERVES — Investor Class THE BANK OF NEW YORK CO OF FL AS TTEE FOR CAPITAL AREA HOUSING FINANCE CORP SER 2000-1 ATTN PEG MAKOWSKI 2001 BRYANT ST FL8 DALLAS TX 75201-3002	15,202,369.00	21.98%

MONEY MARKET RESERVES — Investor Class WELLS FARGO BANK TX NA TRUSTEE FOR HIDALGO/WILLACY ATTN CORPORATE TRUST-MELISSA SCOTT 505 MAIN ST STE 301 FORT WORTH TX 76102-5469	12,617,983.00	18.24%

102

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR NORTEX HOUSING FINANCE CORP 2001-1 ATTN PEG MAKOWSKI 2001 BRYANT ST FL8 DALLAS TX 75201-3002	13,083,070.83	18.91%

MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR COASTAL BEND HOUSING FINANCE CORP SERIES 2001-1 ATTN PEG MAKOWSKI 600 NORTH PEARL ST STE 420 DALLAS TX 75201-4141	12,296,309.00	17.77%

MONEY MARKET RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,141,571,285.	78.77%

MONEY MARKET RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	296,000,000.00	20.42%

MONEY MARKET RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	64,324,129.84	92.05%

MUNICIPAL RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	536,000,000.00	56.17%

MUNICIPAL RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	349,860,436.84	36.66%

103

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MUNICIPAL RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	64,671,984.260	6.78%

MUNICIPAL RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	2,255,677,576.	67.96%

MUNICIPAL RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	476,098,386.44	14.34%

MUNICIPAL RESERVES — Capital Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	319,212,555.49	9.62%

MUNICIPAL RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,583,275,696.	100%

MUNICIPAL RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	825,267,426.02	72.09%

MUNICIPAL RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	296,151,437.23	25.87%

104

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MUNICIPAL RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	48,175,259.80	86.15%

MUNICIPAL RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	6,851,709.9700	12.25%

MUNICIPAL RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	196,000,000.00	72.18%

MUNICIPAL RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	69,904,137.710	25.74%

MUNICIPAL RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	440,548,264.87	99.37%

NEW YORK TAX EXEMPT RES — Retail A Class DOMENIC J VIGLIOTTI PO BOX 205 SOMERS NY 10589-0205	37,024.98	55.63%

NEW YORK TAX EXEMPT RES — Retail A Class KELLY K PHILIP 14 HALL AVE LARCHMONT NY 10538-2929	29,532.21	44.37%

NEW YORK TAX-EXEMPT RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,075,647.49	61.58%

105

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
NEW YORK TAX-EXEMPT RESERVES — Adviser Class NFS LLC FEBO PETER PATINELLA MARISA PATINELLA 45 PEALE RD MANHASSET NY 11030-2803	2,017,899.71	17.56%

NEW YORK TAX-EXEMPT RESERVES — Adviser Class NFS LLC FEBO BRIAN SIVIN MARNI SIVIN 1 SADDLE LN ROSLYN HTS NY 11577-2727	658,599.82	5.73%

NEW YORK TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	83,163,446.92	76.74%

NEW YORK TAX-EXEMPT RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	40,001,760.02	99.99%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	90,566,401.83	58.51%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	38,550,156.13	24.90%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	17,205,748.57	11.12%

106

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
NEW YORK TAX-EXEMPT RESERVES — Institutional Class CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	8,469,956.21	5.47%

NEW YORK TAX-EXEMPT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS, TX 75201-3307	43,106,301.99	100.00%

NEW YORK TAX-EXEMPT RESERVES — Daily Class FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	10,316.45	100.00%

NEW YORK TAX-EXEMPT RESERVES — G-Trust Class BANK OFAMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	17,548,587.01	100.00%

TAX-EXEMPT RESERVES — G-Trust Class BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	712,652,721.81	99.99%

TAX-EXEMPT RESERVES — Retail A Class STEPHEN D R MOORE PATRICIA MOORE JT TEN 10 BELLEVUE AVE CAMBRIDGE MA 02140-3614	1,495,896.57	9.12%

TAX-EXEMPT RESERVES — Retail A Class JOHN C STOWE C/O LUTCO BALL BEARINGS 677 CAMBRIDGE ST WORCESTER MA 01610-2631	1,012,740.23	6.17%

TAX-EXEMPT RESERVES — Retail A Class BACK BAY SHUTTER CO INC. 169 MERRIMAC STREET WOBURN MA 01801-1748	856,422.53	5.22%

TAX-EXEMPT RESERVES — Retail A Class PHILIP S. KASTEN & CAROLYN KOSS KASTEN JT TEN 6 AZALEA LANE NASHUA NH 03062-1894	856,560.06	5.22%

107

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES —Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	23,816,602.80	43.64%

TAX-EXEMPT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	30,756,688.49	56.36%

TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	958,845,236.99	56.89%

TAX-EXEMPT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	407,442,269.66	24.17%

TAX-EXEMPT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	27,357,225.49	97.81%

TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	179,548,415.68	64.51%

TAX-EXEMPT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	96,871,640.03	34.81%

108

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	418,398.88	10.43%

TAX-EXEMPT RESERVES — Investor Class NFS LLC FEBO JAMES E HOFFMAN NICHOLA J HOFFMAN 532 SHREWSBURY AVE OCEANPORT NJ 07757-1445	1,105,656.10	27.57%

TAX-EXEMPT RESERVES — Investor Class GILES C UPSHUR III 6601 RIVER ROAD RICHMOND VA 23229-8528	398,916.75	9.95%

TAX-EXEMPT RESERVES — Investor Class BANK OF AMERICA ESCROW AGT FOR YELLOW HOLDING INC & CONNEX NORTH AMERICA INC (SELF INSURANCE) 8757 GEORGIA AVE SUITE 1300 SILVER SPRING MD 20910-3756	238,773.754	5.95%

TAX-EXEMPT RESERVES — Investor Class BETTY U. BERG TRUSTEE 106 OVERCREST CIR BREVARD NC 28712-9389	212,308.81	5.29%

TAX-EXEMPT RESERVES — Investor Class ORIANA M MCKINNON 552 MOWBRAY ARCH NORFOLK VA 23507-2130	209,731.25	5.23%

TAX-EXEMPT RESERVES — Investor Class MARYLAND IMPORTS LIMITED ATTN: WILLIAM LANE 2700 CALVERT ST NW APT 818 WASHINGTON DC 20008-2663	204,184.72	5.09%

TAX-EXEMPT RESERVES — Liquidity Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	58,740,617.43	72.87%

109

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	21,871,960.07	27.13%

TAX-EXEMPT RESERVES —Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	3,186,786,026.	99.07%

TAX-EXEMPT RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	14,258,004.08	91.12%

TREASURY RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	6,531,000,000.	68.70%

TREASURY RESERVES — Adviser Class BANK OF AMERICA OF TEXAS NA NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3920	1,890,032,011.00	19.88%

TREASURY RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	641,320,727.04	6.75%

TREASURY RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENE FIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	5,452,195,770.	42.52%

110

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TREASURY RESERVES — Capital Class CITIBANK N.A. FBO DCNAH ATTN: TERRI KEUM 111 WALL ST 15TH FLOOR NEW YORK NY 10005-3509	2,021,182,925.	15.76%

TREASURY RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,788,948,704.	21.75%

TREASURY RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	979,933,789.30	99.94%

TREASURY RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,017,685,413.00	38.72%

TREASURY RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3RD FLOOR JERSEY CITY NJ 07306	574,580,198.16	21.86%

TREASURY RESERVES — Institutional Class BANK OF AMERICA OF TEXAS NA NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3908	815,000,000.00	31.01%

TREASURY RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	218,414,514.81	8.31%

111

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TREASURY RESERVES — Investor Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3RD FLOOR JERSEY CITY NJ 07306	123,703,084.01	53.06%

TREASURY RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	63,357,268.38	27.17%

TREASURY RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	43,746,651.97	18.76%

TREASURY RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	698,134,135.05	83.60%

TREASURY RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	103,000,000.00	12.33%

TREASURY RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	855,163,367.96	99.43%

TREASURY RESERVES — Class A THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	571,769,392.88	97.05%

MASSACHUSETTS MUNI RESERVES — Retail A Class NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	116,356,676.01	95.07%

112

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MASSACHUSETTS MUNICIPAL RESERVES — G-Trust Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	222,244,643.21	100.00%

CONNECTICUT MUNICIPAL RESERVES — G-Trust Class JOSEPH A GAROFOLI III SUSAN SHUSKUS GAROFOLI JTWROS 20 WHLAING RD DARIEN CT 06820-5930	8,283,739.05	27.50%

CONNECTICUT MUNICIPAL RESERVES — G-Trust Class NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH ST STATION NEW YORK NY 10005-3908	19,866,718.98	65.94%

CONNECTICUT MUNICIPAL RESERVES — Retail A Class BANK OF AMERICA NA 6th FLOOR 411 N AKARD ST DALLAS TX 75201-3307	229,991,674.00	99.57%

GOVERNMENT PLUS RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	21,271,032.50	100.00%

GOVERNMENT PLUS RESERVES — Capital Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	319,081,001.03	76.96%

GOVERNMENT PLUS RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	95,551,286.36	23.04%

GOVERNMENT PLUS RESERVES — G-Trust Class BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	200,971,059.48	92.59%

113

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT PLUS RESERVES — Retail A Class CLIFFORD LAWTON KATHY A LAWTON 14 HICKORY HILL WAY WEST GRANBY CT 06090	964,714.22	10.31%

GOVERNMENT PLUS RESERVES — Retail A Class NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT 5TH FLR ONE WORLD FINANCIAL CENTER 200 LIBERTYS STREET NEW YORK NY 10281-5503	715,801.38	7.65%

GOVERNMENT PLUS RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	50,982,500.39	100.00%

GOVERNMENT PLUS RESERVES — Liquidity Class FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	11,000.45	100.00%

PRIME RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	181,750,258.52	100.00%

PRIME RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,200,700,656.	55.60%

PRIME RESERVES — Capital Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	1,438,501,447.	24.99%

114

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
PRIME RESERVES — Capital Class NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MIKE MCLAUGHLIN PO BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	680,461,465.28	11.82%

PRIME RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	431,846,872.86	99.70%

PRIME RESERVES — Liquidity Class FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	10,991.10	100.00%

As of November 30, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
California Tax-Exempt Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	2,855,709,544.00	69.96%

Cash Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	22,092,338,310.00	35.71%

Connecticut Muni Reserves	BANK OF AMERICA NA 6th FLOOR 411 N AKARD ST DALLAS TX 75201-3307	229,991,674.00	88.08%

115

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Government Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	4,586,378,320.00	41.78%

Government Plus Reserves	BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	520,052,060.51	72.91%

Massachusetts Muni Reserves	NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	116,356,676.01	33.76%

	BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	222,244,643.21	64.49%

Money Market Reserves	BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	7,727,000,000.00	28.95%

	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	13,269,272,728.00	49.72%

116

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Municipal Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	2,596,675,386.00	33.24%

	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FL CHARLOTTE NC 28255-0001	3,222,372,834.00	41.25%

New York Tax-Exempt Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	130,568,161.85	34.78%

	BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS, TX 75201-3307	143,818,335.92	38.31%

Prime Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FL CHARLOTTE NC 28255-0001	3,814,297,788.00	59.86%

Tax-Exempt Reserves	BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	4,858,283,985.00	79.75%

Treasury Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,809,336,045.00	27.44%

117

APPENDIX A—DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

•	AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

•	AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

•

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

•

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

•

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB — rating.

•

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

•

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

•	CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

•

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

A-1

•	CI rating is reserved for income bonds on which no interest is being paid.

•

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

•

SP-1. Notes rated SP — 1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

•	SP-2. Notes rated SP — 2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

•

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

•

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

•

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

•

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

•

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

A-2

•

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

•

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

•

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

•	MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•	MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

A-3

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

•

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

•

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

•

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

•

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

•

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

•

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

•

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

•	CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

•	C bonds are in imminent default in payment of interest or principal.

•

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

A-4

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

•	F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

•	F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

•

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

•

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

•

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

•	B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

•

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

•	D obligations are in actual or imminent payment default.

A-5

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

B-1

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B - Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

B-2

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

1	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

B-3

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined

B-4

proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1.	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4.	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6.	Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7.	Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8.	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

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Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

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Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

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•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

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•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

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3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

¡	Whether the company has attained benefits from being publicly traded.

¡	Cash-out value

¡	Balanced interests of continuing vs. cashed-out shareholders

¡	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

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Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

¡	Credible reason exists to question:

■	The auditor’s independence, as determined by applicable regulatory requirements.

■	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

¡

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

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CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

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•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

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Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

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Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

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CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

¡	Change, without shareholder approval the domicile of the fund

¡	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

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•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

B-17

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group [2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

Name:

Signed:

Date:

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

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APPENDIX C — DESCRIPTION OF STATE CONDITIONS

California

In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information relates specifically to California Intermediate Municipal Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although the Fund has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors. The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes.

During the economic boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California’s economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. For fiscal years ending June 2002, 2003 and 2004, revenue projections repeatedly proved too optimistic and shortfalls resulted. The State’s economy began to improve in 2004 and grew at a solid pace, resulting in General Fund revenues that exceeded 2005-06 Budget forecasts.

Beginning in fiscal year 2006-07, California’s economic expansion began to cool as growth in both wage and salary employment and taxable sales declined, the unemployment rate rose and new residential building permits dropped. According to the California Legislative Analyst’s Office (“LAO”), a nonpartisan agency, the key factors contributing to the economic slow down in California are high energy and gasoline prices and sharply declining real estate markets due to, in part, the State’s overheated housing market and, in part, the subprime mortgage market crisis that followed the early 2000s’ housing boom. The LAO, in its “California’s Fiscal Outlook” report published in November 14, 2007 (the “Fiscal Outlook Report”), predicts economic growth to continue to be slow through the first half of 2008, with recovery beginning later in the year and continuing into 2009.

Fluctuations in General Fund revenues are more pronounced than the volatility in California’s overall economy and more substantial than the revenue fluctuations in other states, according to a January 2005 study by the Legislative Analyst’s Office (“LAO”), a nonpartisan agency. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying structural budget imbalance whereby anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenue.

California’s personal income gained 6.5 percent in 2006, but is predicted by the LAO in its Fiscal Outlook Report to slow to 5.3 percent in 2007 and then 4.9 percent in 2008 before a partial rebounding to 5.4 percent in 2009. Taxable sales increased 3.9 percent in 2006 compared to an increase of 7.4 percent in 2005, but is expected by the LAO to increase by only 3.2 percent in 2007 followed by 3.8 percent in 2008 before firming up in 2009 to 4.7 percent. The pace of non-farm job growth slowed from a 2.1 percent year-over-year pace in the first quarter of 2006 to 0.7 percent during the 12 month period ending October 2007, which marks the first time since June 2004 in which the year-over-year pace of growth dipped below one percent. The State’s unemployment rate

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averaged 4.9 percent in 2006. In October 2007, the State’s unemployment rate was 5.6 percent, with only two out of eleven major industry sectors gaining jobs. The California Department of Finance noted that the housing slump contributed to nearly half of the job losses in October 2007. According to the LAO, California real estate-related industries, including developers, contractors, real estate agents, financial institutions, title companies and insurers, have in recent years accounted for approximately 15 to 20 percent of the State’s private sector economy.

Between 2001 and 2005, the State experienced an unprecedented boom in its real estate markets, fueled not only by rising demand for housing by California’s growing population, but, as the LAO noted, speculation by real estate investors and increased use of sub-prime mortgage loans and risky lending standards to facility home buying by marginally qualified purchasers. During this period, the median price for existing home sales more than doubled, from $262,420 in April 2001 to $542,720 in June 2005 and new home construction registered its highest levels in nearly 15 years.

Since mid-2005, however, the California real estate market has been experiencing a significant downturn triggered substantially by the meltdown in the sub-prime mortgage market, tightening credit standards, rising foreclosures, and burgeoning new home inventories. The housing downturn has placed significant downward pressure on California home sales, prices and construction. By October 2007, sales of existing single-family homes had declined for the eighth consecutive month-over-month period, down to 265,000 units on a seasonally adjusted annual rate basis, a decrease of over 40 percent from a year earlier, according to the California Association of Realtors. Weakening sales continue to depress the State’s median existing single-family home price, which had fallen from a record high of $597,640 in April 2007 to $497,100 in October 2007. Residential construction permitting during the first ten months of 2007 was down over 30 percent from the same months of 2006.

The reduction in home values, reduced home building and home sales, together with other economic factors such as rising energy and oil prices, have contributed to a slowdown in consumer spending, taxable sales growth and job growth in the State. The problems with subprime mortgages and the related financial market volatility, credit tightening and rising mortgage foreclosures have worsened the housing sector downturns and raised the risk of further deterioration in the State’s economy.

Bond Ratings. Three major credit rating agencies, Moody’s Investors Service, Standard and Poor’s (or S&P) and Fitch Ratings, assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In May 2006, Moody’s upgraded the credit rating of the State’s general obligation bonds from A2 to A1, because of a strong economy and growing tax revenue. Also in May 2006, S&P upgraded its rating from A to A+, citing California’s “strong economic growth in almost all sectors,” and its recent revenue surge, which led to a higher than expected general fund balance and reduced the State’s structural deficit. In June 2006, Fitch upgraded the rating of the same bonds from A to A+, citing the State’s continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. These ratings are the most currently available and it is not possible to determine whether or the extent to which Moody’s, S&P or Fitch will change such ratings in the future.

Notwithstanding the upgrades by the rating services, California’s general obligation bonds currently have lower ratings than all rated states other than Louisiana. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

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State Finances. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State’s Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation. The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties (“SFEU”). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the Special Reserve Fund is dedicated to repayment of $11 billion of economic recovery bonds (ERBs), which were authorized by voters and sold in fiscal year 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations taken prior to June 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

Budget Process.

California’s fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor’s proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose balanced budgets, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all previous revenue sources, including prior year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits.

To pass a budget act requires a two-thirds vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetos are subject to override by a two-thirds vote in each house of the Legislature. Appropriations also may be included in legislation other than the annual budget act. Except for bills containing appropriations for K-12 schools or community colleges, which require only a simple majority vote, appropriating legislation must be passed by a two-thirds majority in the Legislature and signed by the Governor. Funds necessary to fulfill an appropriation need not be in the State Treasury at the time the appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Fiscal Year 2006-07 Budget.

The 2006-07 Budget Act, enacted on June 30, 2006 (the “2006-07 Budget”), projects revenues to increase 1.2 percent to $93.9 billion and expenditures to increase 9.5 percent to $101.3 billion. The 2006-07 Budget assumed that the State General Fund would end fiscal year 2005-06 with a positive reserve of $9.5 billion. The resulting shortfall between expenditures and revenues was expected to draw down the current year reserve to $2.1 billion at the end of fiscal year 2006-07. The spending growth reflects significant spending increases for a variety of State programs and repayments and/or prepayments of $2.8 billion on obligations incurred in prior years. Education received the largest funding increase, with the minimum guaranteed amount for 2006-07 fully paid, and $2.9 billion allocated to restore guaranteed amounts that were withheld to save money in 2004-05 and 2005-06. The 2006-07 Budget paid the Transportation Improvement Fund the full $1.4 billion of annual gasoline tax revenue owed under Proposition 42, and repaid $1.4 billion of borrowing and transfers withheld pursuant to cost avoidance mechanisms implemented in the 2003-04 and 2004-05 Budgets. The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion. The 2006-07 Budget did not include any significant tax changes.

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Some of the revenue and cost-saving assumptions reflected in the 2006-07 Budget were uncertain at the time of enactment.

Fiscal Year 2007-08 Budget.

On January 10, 2007, Governor Schwarzenegger released his proposed budget for 2007-08 (the “2007-08 Governor’s Budget”). The 2007-08 Governor’s Budget proposed an increase in General Fund appropriations of one percent, from an estimated $102.1 billion in 2006-07 to $103.1 in 2007-08, while revenues are projected to increase 7.7 percent, from an estimated $95 billion in 2006-07 to $102.3 billion in 2007-08. The operating shortfall is expected to reduce the budget reserve from an anticipated balance of $2.9 billion at the end of fiscal year 2006-07 to $2.1 billion by the close of fiscal year 2007-08.

The 2007-08 Governor’s Budget proposes a significant increase in education spending over 2006-07, including a $3.1 billion increase for K-12 education and a $1.0 billion increase for higher education.

To maintain a budget reserve at the end of the 2007-08 fiscal year, despite expenditure growth of $1.2 billion, the Governor’s Budget includes $3.4 billion in cost-saving and revenue-generating solutions. The solutions include $496 million in reduced appropriations for the California Work Opportunity and Responsibility to Kids (CalWORKS) program, by suspending the July 2007 cost-of-living adjustment and eliminating the grant to children in families that are out of compliance with the program. Other features of the 2007-08 Governor’s Budget include appropriation of $13.7 billion of bonds approved by the voters in November 2006 as part of a $115.8 billion Strategic Growth Plan package.

On May14, 2007, Governor Schwarzenegger released his revised budget for 2007-08 (the “2007-08 May Revision”), which projected reduced revenues for fiscal years 2006-07 and 2007-08 combined, primarily as a result of weaker-than-expected collections of personal income taxes and sales taxes in April 2007. The 2007-08 May Revision estimates General Fund revenues and transfers of $101.253 billion and General Fund expenditures of $103.8 billion. State officials describes most General Fund spending as non-discretionary, required by federal or state law, binding labor agreements or court orders. Of the total spending proposed by the 2007-08 May Revision, $1.7 billion, or two percent, is dedicated to paying debt, and $1 billion, or less than one percent, is proposed for policy choices.

By statute, the 2007-08 Budget will include at least $1 billion to retire ERBs, and the Governor has proposed to allocate an additional $600 million to prepay a portion of the ERBs. If this proposal is enacted, the total set aside to repay the ERBs will equal $7.4 billion in the four years since the bonds were issued. The Department of Finance projects that the ERBs will be fully retired in November 2009, 14 years ahead of schedule.

Changes of the 2007-08 May Revision from the 2007-08 Governor’s Budget include restoring funding for school transportation, fully funding the Proposition 98 school funding minimum guarantee, redirecting gasoline sales tax revenues designated for transit uses to the General Fund and suspending the January 2008 cost-of-living increase for the supplemental security income programs. The 2007-08 May Revision estimates that the 2006-07 and 2007-08 fiscal years will end with a budgetary reserve of $4.4 billion and $2.2 billion, respectively. The net operating deficit in 2007-08 is estimated to be $1.4 billion, as adjusted for debt repayments, major non-structural costs and the recognition of a major one-time gain.

In the 2007-08 May Revision, the Governor proposed other revenue solutions, including selling the State student loan guarantor, Ed-Fund, to a private buyer for a one-time payment of approximately $1 billion. The Governor also proposed consideration of leasing the State lottery to private operators to improve lottery returns.

In its Overview of the 2007-08 May Revision, dated May 15, 2007, the LAO stated that the revenue and expenditure assumptions in the 2007-08 May Revision are generally reasonable, but that it did not make adequate

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provision for intervening events that would require increased expenditure or reduce revenue, including litigation and other risks. The LAO anticipates that General Fund expenditures will exceed revenues in 2007-08 by $3.5 billion, rising to over $5 billion in 2008-09, and that a pattern of shortfalls will continue in subsequent years. The LAO points out that as the housing market slows, cities and counties have less revenue to fund K-12 education, which means that the State’s obligation increases in order to maintain the funding levels guaranteed by Proposition 98.

Several features of the May Revision were uncertain at the time they were proposed. For example, the May Revision assumed that bond proceeds of $314 million would be derived from certain tribal gaming revenues. Lawsuits challenging the revenue-generating tribal gaming compacts have prevented the bonds from being sold.

The Governor signed the 2007 Budget Act on August 24, 2007 (the “2007-08 Budget”), which was substantially in line with the Governor’s proposals in the 2007-08 May Revision. The 2007-08 Budget assumes that the State General Fund will end the 2006-07 fiscal year with a positive reserve of $4.1 billion. The 2007-08 Budget calls for total expenditures of $102.3 billion from the General Fund with expected revenues of an equal amount, leaving an anticipated 2007-08 fiscal year end positive reserve of $4.1 billion. As signed by the Governor, the 2007-08 Budget reflects a 0.6 percent increase in expenditures over the 2006-07 fiscal year, while revenues are expected to rise 6.5 percent. The 2007-08 Budget assumes that the State will not issue ERBs or raise taxes.

Since the adoption of the 2007-08 Budget, however, the fiscal year 2007-08 budget situation has deteriorated by almost $6 billion according to the LAO. In its Fiscal Outlook Report, the LAO predicts that, absent corrective action, the State would end the current fiscal year with a $1.9 billion deficit rather than a budgeted reserve of $4.1 billion. According to the LAO, the State’s dimming fiscal outlook is due to the following key factors:

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continued softness in the State’s economy driven primarily by depressed real estate market and high energy and gasoline prices, which the LAO predicts will reduce expected 2007-08 tax revenues by more than $2 billion;

•	lower property taxes due in significant part to the slumping real estate market, driving State General Fund spending on K-14 education upwards;

•	a likely delay in, and reduction in anticipated revenues from, the sale of EdFund;

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delayed implementation of new tribal gaming compacts, which is anticipated to reduce 2007-08 General Fund revenues from tribal compacts by more than $200 million lower than projected by the 2007-08 Budget; and

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increasing expenditures, including payment of a $500 million court judgment to the retired school teachers’ pension fund, anticipated increases in correctional officer salaries, and increased emergency firefighting costs incurred in combating the November 2007 wildfires.

In addition to a negative carry-in balance from fiscal year 2007-08, the LAO projects the State will face an $8 billion operating shortfall in fiscal year 2008-09 as revenues are projected to grow by 4.6 percent, hampered by the ongoing effects of the weakened economy, while expenditures are projected to grow by 7 percent, reflecting both cost increases in most State programs and the end of many fiscal year 2007-08 one-time budget solutions.

Future Budgets.

Actions taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures cannot be predicted. Among many other variables, a significant source of future liabilities is the post-employment health benefits that the State provides to its employees and their spouses and

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dependents. The State recognizes these costs on a “pay-as-you-go” basis, and the amount budgeted for these benefits has doubled to $1.1 billion in the five-year period between fiscal years 2002-03 and 2007-08. The long-term costs for post-employment benefits may negatively affect the State’s financial reports and impact is credit ratings if the State does not adequately manage these costs. It is anticipated that these costs will continue to grow in the future.

The State budget will also be affected by national and State economic conditions and other factors.

State Indebtedness.

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2007 Debt Affordability Report released in October 2007, the State Treasurer adopts an approach to measuring debt affordability fundamentally different than in prior years, which had measured affordability based upon a debt ratio of debt service payments as a percentage of General Fund revenues. The 2007 Debt Affordability Report concludes that the right amount of debt “is not indicated by any one ratio or percentage” and, instead, examines debt affordability from a public policy perspective. The State Treasurer predicts a $14.6 billion gap by the 2027-28 fiscal year between General Fund revenues and the combined costs of operating expenditures and debt service. This imbalance over the 20-year forecast period is equal, on average, to an annual General Fund revenue shortfall of 3.5 percent. The State Treasurer concludes that, although the 3.5 percent yearly shortfall should not be an insurmountable problem, the State will not be able to afford both debt service and operating expenditures for programs unless it addresses the substantial, persistent budgetary imbalance.

General Obligation Bonds. California’s capacity to issue general obligation bonds is described in the State constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond authorizing acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds be paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of November 1, 2007, the State had outstanding approximately $50.9 billion aggregate principal amount of voter-authorized general obligation bonds (including the $8.3 billion of ERBs), of which approximately $40.7 billion is payable primarily by the General Fund, and approximately $10.2 billion is payable from other revenue sources. As of November 1, 2007, there were unused voter authorizations for the future issuance of approximately $67.8 billion long-term general obligation bonds.

In response to the Governor’s proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions on the November 2006 ballot. The funds authorized by the four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security, (ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

An initiative measure authorizing $5.4 billion in bonds for water quality and flood control also was approved by voters on the November 2006 ballot. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State issued the first $250 million tranche in October 2007. Proceeds of the initial issuance will be used to fund more than $200 million in new research grants and pay off $48 million in outstanding bond anticipation notes incurred to support the research while litigation was pending.

Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation

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commercial paper program, not more than $2.5 billion principal amount of general obligation commercial paper notes may be outstanding at any time. As of September 1, 2007, the State had $16.0 million aggregate principal amount of general obligation commercial paper notes outstanding.

Lease-Revenue Bonds. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.6 billion General Fund-supported lease-revenue debt outstanding at November 1, 2007. On May 3, 2007, Governor signed legislation authorizing the issuance of up to $7.4 billion lease revenue bonds to finance construction of state prisons, county jails and local re-entry facilities. On October 11, 2007, a Superior Court judge dismissed a lawsuit challenging the legality of the proposed financing.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $49.7 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of June 30, 2007.

Future Issuance Plans. In light of significant new authorizations for State bonds, the State expects the volume of general obligation bonds and lease revenue bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. The State Treasurer’s Office estimates issuance of new general obligation and lease-revenue bonds in fiscal year 2007-08 will be approximately $8.5 billion, of which $1.5 billion has been issued through November 15, 2007. Based on existing Legislative appropriations and current projections of program needs, the State’s Department of Finance has estimated that annual new money issuance for these obligations in the four fiscal years from 2008-09 to 2011-12 will total approximately $12 billion, $16 billion, $12 billion, and $8 billion, respectively. The foregoing estimates may be higher if the voters or the Legislature approve additional new bond authorizations. The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs, interest rate and other market conditions at the time of issuance.

Governor Schwarzenegger is promoting a $4 billion bond proposal for building dams, for presentation to voters in 2008. A $9.95 billion bond measure for high speed rail projects was moved from the November 2006 ballot to the 2008 general election. The Governor has proposed to defer the light rail bond measure indefinitely.

Economic Recovery Bonds. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, the ERBs are secured by the State’s full faith and credit. The State issued $10.9 billion principal amount of ERBs, which resulted in net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year. The State may issue the remainder of the authorized ERBs at any time in the future, but the 2007-08 Budget assumes no ERBs will be issued in fiscal year 2007-08. The State retired early approximately $1.7 billion of the ERBs during fiscal years 2005-06 and 2006-07, and anticipates that approximately $2.6 billion of the ERBs will be retired in fiscal year 2007-2008, including almost $2.2 billion in early prepayments.

Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement with four major cigarette manufacturers, which agreed to make payments to the State in perpetuity. In 2002, the State authorized the sale of revenue bonds secured by the tobacco settlement revenues. On March 14, 2007, the State completed a

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refinancing of the bonds, which included a covenant that the Governor will request a General Fund appropriation to pay debt service and related costs if revenues fall short. The Legislature is not obliged to make a requested appropriation, and the tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions. The refinancing generated additional proceeds of approximately $1.26 billion for General Fund purposes.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State issued $7.0 billion of revenue anticipation notes in November 2007, which must be repaid by the end of fiscal year 2007-08, in order to maintain adequate reserves to manage the State’s cash flow requirements during the fiscal year.

Inter-fund Borrowing. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of October 31, 2007, there were approximately $13.5 billion of outstanding loans from the SFEU or other inter-fund sources to the General Fund.

Tax Revenues.

The State’s major tax revenue sources are personal income tax, sales tax, corporation tax, and insurance tax. The personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It it is imposed on net taxable income, with rates ranging from 1.0 percent to 9.3 percent. The personal income tax structure is considered to be highly progressive. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, contributes volatility to personal income tax receipts, accounting for as much as 24.7 percent and as little as 7.3 percent of General Fund revenues in the last 10 fiscal years. The 2007-08 May Revision estimates that capital gains and stock option tax receipts will account for 15.3 percent of General Fund revenue and transfers in 2006-07 and 15.1 percent in 2007-08.

The sales tax is imposed on most retail sales and leases, subject to a number of exemptions. The base state and local sales tax rate is 7.25 percent, but is higher in certain local jurisdictions.

Corporation tax revenues are comprised of the franchise tax and corporate income tax, which apply to businesses doing business in California or deriving income from California sources, is levied at 8.84 percent rate on apportioned by formula to the State of California. Banks and other financial corporations are subject to the franchise tax plus an additional 2 percent tax on net income. California has an AMT similar to federal law. Subchapter S corporations are taxed at 1.5 percent of profits. Limited liability companies are subject to fees, one of which has been under constitutional challenge. If these fees are held unconstitutional, potential refunds are estimated at up to $1.04 billion in 2007-08 and up to $260 million in 2008-09, with annual losses of up to $340 million in 2008-09 and increasing amounts in future years.

California no longer has an estate tax as of 2005.

Constitutional, Legislative and Other Factors. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, and added complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities

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have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

The primary units of local government in California are the 58 counties, which are responsible for the provision of many basic services. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained by a number of propositions.

The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at roughly one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on change in ownership (subject to certain exceptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner’s acquisition, the amount of tax on comparable properties varies widely.

Proposition 4 or the “Gann Initiative” (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs.

In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

In 1996, California voters approved Proposition 218 to amend the California Constitution to include some of the statutory amendments enacted pursuant to Proposition 62 (Cal. Const. Arts. XIIIC and XIIID). Proposition 218 requires a majority of a local entity’s electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity’s electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any special tax increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local government entities may have their ratings reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

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The fiscal relationship between the State and cities and counties changed in 2004, with the enactment of Proposition 1A and related legislation. Among other things, Proposition 1A limits the State’s access to local government revenue sources by placing hurdles to the State’s ability to borrow such revenues. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. The State’s authority to mandate activities on cities, counties and special districts is, as of fiscal year 2005-06, conditioned on the State providing funding for such activities. Mandates without funding are suspended and the local governments need not comply. Proposition 1A further requires the State to reimburse local governments for mandated costs incurred prior to the 2004-05 fiscal year, beginning in 2006-07 over a period of 15 years. The estimated remaining claims for mandated costs is $1.0 billion.

Other litigation and initiatives complicate the State’s ability to spend tax revenue.

In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the constitutional guarantee. This suspended amount was fully paid in 2005-06. However, subsequent growth in General Fund revenues increased the 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the 2005-06 funding level was also affected by the increased revenues and was $1.1 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. The unpaid additional funding requirements were the subject of a lawsuit by the California Teachers Association, which has been settled. The State agreed to require the $2.8 billion obligation with a $300 million payment in fiscal year 2007-08 and further annual payments of $450 million beginning in fiscal year 2008-09 until the entire obligation is repaid. After estimated and proposed payments in 2006-07 and 2007-08, the total estimated maintenance factor balance will be $65.5 million at the end of fiscal year 2007-08. This maintenance factor balance is required to be restored in future years as economic conditions improve.

In addition, the Legislature had deferred payments of an additional shortfall of $1.4 billion below the amounts required by Proposition 98 in fiscal years 1995-96, 1996-97, 2002-03 and 2003-04 due to changes in various Proposition 98 minimum funding formula factors applicable to those years. These settle-up obligations are to be repaid in annual increments of $150 million beginning in fiscal year 2006-07.

Noting concerns about the uncertainty of the economy and in particular, General Fund revenues, the Legislature as part of the 2007-08 Budget, chose to fund the Proposition 98 guarantee for 2006-07 at a minimum level of $55 billion, which is $411 million lower than the Governor’s proposal in the 2007-08 May Revision. If the final calculations for the 2006-07 guarantee amount (which is expected to occur over the next two years) show that a higher amount was needed than the Legislature appropriated, additional settle-up funds will have to be paid in the future.

In March 2007 the Governor received a series of reports on the financing and governance of K-12 public education in California and the quality of teachers and administrators. The reports included recommendations for increased education funding levels. The Governor has stated that he believes reform is needed to make better use of existing resources. As of November 2007, there has been no commitment to provide any additional funding beyond that which is required by the State’s constitution.

With a ballot initiative in November 2004, voters approved surcharge of one percent on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of State revenues, because it may impede adjustments to the progressive structure of the State’s personal income tax.

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More recently, in November 2006, voters approved Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Additionally, a proposed initiative measure has qualified for the February 5, 2008 statewide election which would, among other things, modify Proposition 98 to create a separate funding guarantee for community colleges, different from the funding guarantee for K-12 schools.

The full impact of enacted propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

Effect of Other State Laws on Bond Obligations. Some of the tax-exempt securities that a series of the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

Litigation. The State is involved in certain legal proceedings (described in the State’s recent financial statements). Some of these have been recently decided against the State, including a judgment requiring the State “pay more than $500 million to the retired school teacher’s pension fund, after the Court of Appeals had affirmed on August 30, 2007 a trial court’s judgment finding unconstitutional a statute that deferred the amount of the State’s obligation for the fiscal year 2003-04. Payment of $500 million has been made; however, the State may seek further review of the decision with respect to the amount of interest that is required.” The State is also subject to several lawsuits concerning deficiencies in its prison system, has already spent $1 billion to address inmate requirements, and could be ordered to spend hundreds of millions of dollars in the future.

Additional pending suits may cause the State to incur judgment costs in the future or inhibit the State from raising revenues. For example, a series of tax cases challenging the State’s methods of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. The State’s proposal to issue bonds to fund all or a portion of the State’s pension obligations has been finally rejected by the California courts. More recently, on September 6, 2007, a lawsuit was filed challenging the use in the 2007-08 Budget of about $1.188 billion from the Public Transportation Account (derived from sales taxes on motor vehicle fuels) to pay for certain transportation-related costs previously paid from the General Fund.

The State is also subject to penalties if it fails to meet the conditions attached to federal funds. For example, California’s welfare caseload is subject to a 50% work participation level beginning in federal fiscal year 2007, but considerable improvement in work participation rates must be achieved to avoid penalties, which could cost the state and counties more than $1.5 billion over a five-year period. The 2007-08 May Revision proposes major changes to emphasize work participation and better align the State and counties with federal work requirements.

Recent Developments Regarding Energy. The stability of California’s power grid and its transmission capacity remains of concern. Record heat waves in the summer of 2006 resulted in transmission emergencies, which prompted cuts to certain volunteer customers but avoided rotating blackouts. In 2000 and 2001, at the height of California’s energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California’s supply of electric energy has been augmented by net new capacity, transmission lines have been upgraded, and new technology is being implemented to improve supply management.

Oil prices experienced a share rise during 2007 and recently reached record highs. The average price for regular-grade gasoline in the State has hovered above $3 per gallon for much of 2007. Paying more for fuel can

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hurt corporate profit and pinch consumer spending, thereby reducing the State’s tax revenues. Rising fuel costs could also significantly disrupt economic activity in general and place upward pressures on inflation.

Natural gas prices in California are not regulated and therefore may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, a significant part of which is fueled by natural gas.

California’s Global Warming Solutions Act of 2006 requires the State to reduce greenhouse gas emissions by 2020. Policies to implement this mandate are currently under evaluation. California’s electricity sector is expected to face particular challenges in reducing emissions, in part because a significant percentage of electricity consumed by Californians is generated by coal-fired plants outside the State. A proposition seeking to end California’s ban on building new nuclear energy plants has been submitted for certification by the Attorney General for inclusion on a 2008 ballot.

The cost and availability of electricity, oil, gas, and other energy sources is a relevant factor to the State’s economic growth potential. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, and that could in turn affect State and local revenues.

Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damaged to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.

Fire. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. The State has proposed exacting user fees to allocate the cost of wildfire containment to private landowners and to cities and counties. In October 2007, President Bush declared a state of emergency in seven Southern California counties, including San Diego, Orange, Los Angeles and San Bernardino counties, following several large wildfires that ravaged the region. The fires destroyed more than 1,500 homes, prompted mass evacuations in San Diego county, the region hardest hit by the fires, and caused property damage estimated to exceed $1 billion. In November 2007, a wildfire in Malibu destroyed more than 50 homes. Over the past years, other large wildfires have burned in Southern California counties, including in 2003 and 2005. Southern California has experienced a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire.

Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. Court decisions have clarified State liability for flood damage. On February 27, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood

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Control System. These emergency repairs are expected to cost approximately $200 million, some or all of which may be reimbursed by the federal government or from bond funds. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

Connecticut

The following information, based on information publicly available as of December 6, 2007, is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors.

State Economy

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York City. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period from 1940 to 1970, and slowed substantially during the past three decades. Connecticut had a population count of 3,405,565 in April 2000, an increase of 118,449, or 3.6%, from 1990. The mid-2006 population in Connecticut was estimated at 3,504,809, up 0.1% from a year ago, compared to increases of 0.1% and 1.0% for New England and the United States, respectively. The State has extensive transportation and utility services to support its economy.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated slower output growth in the early 2000s, but expanded at a healthy pace in 2005, surpassing the New England growth rate and following just below the national growth rate (2.3% growth to 3.6% growth, respectively). Employment has gained approximately 30,740 jobs by the second quarter of 2006 since it bottomed out in the third quarter of 2003 and the unemployment rate has generally been lower than the national rate.

State Budgetary Process

The State’s fiscal year begins on July 1 and ends June 30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

State General Fund

The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds.

The State Constitution provides that any resulting unappropriated surplus shall be used to fund a budget reserve fund, to reduce bonded indebtedness or for any other purpose authorized by at least three-fifths of each house of the General Assembly. The Connecticut General Statutes provide that the Treasurer shall transfer any unappropriated surplus in the General Fund to a budget reserve fund, unless otherwise directed by law. When the amount in the budget reserve fund in any fiscal year equals 10% of the net General Fund appropriations, no further transfers shall be made by the Treasurer.

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Budget for Fiscal Years 2007-2008 and 2008-2009. In a June Special Session, the General Assembly passed and the Governor signed into law Public Act No. 07-1, An Act Concerning the State Budget for the Biennium Ending June 30, 2009, and Making Appropriations Therefor (the “Act”). The Act provides for a two-year state budget totaling $36 billion dollars (‘Budget”) with $17.59 billion in Fiscal Year 2008 (which is an 8.6 % increase), and $18.41 billion in Fiscal Year 2009 (which is a 4 % increase). $136 million of the Budget is dedicated to the “Rainy Day” budget reserve fund.

The Act provides a number of increases. There is a 16% increase in special education excess cost funding for towns. The State will increase aid to communities by $7 million dollars, which will come from the State’s share of slot machine revenues from casinos owned by the Mashantucket Pequot and Mohegan tribes. The Budget also provided for several increases in Medical Reimbursements: 10% for hospitals, 50% for physicians; 40% for clinics; 40% increase for dental and eye care; and 20% for personal care assistants. The Budget also provided for increases in health related services: 3.5% increase in funding for Managed Care Organizations that provide medical coverage for children from needy families under the State’s HUSKY Plan; 3% increase in funding for nursing homes and nonprofit group home providers in the first year of the two-year budget only; 3% increase in funding for home care for elderly persons who continue to live at home rather than being hospitalized in nursing homes; $20 million increase in funding for dentists who provide dental care to children from low-income families under the HUSKY dental plan; $4.5 million increase in funding for federally qualified health clinics; and $30 million increases in funding for the distressed hospitals pool.

In addition, the Act contains the largest increase in Connecticut’s history for education funding — $261 million over two years. Of the money dedicated towards education, $24 million will be directed to Independent College Student Grants, and $300 million of state surplus funds set aside for the Teachers’ Retirement Fund.

The Budget also provided for several increases in taxes. The Cigarette Tax increase is expected to result in a General Find revenue gain of $86.4 million and $82.8 million in fiscal years 2008 and 2009 respectively. The Real Estate Conveyance Tax extends the 0.25% municipal real estate conveyance tax (which was scheduled to drop from 0.25% to 0.11% on July 1, 2007) until July 1, 2008, which will result in a one-time municipal revenue gain of between $40 and $45 million.

The Budget mitigates expected revenue losses with respect to various energy incentives. The Sales Tax Exemption for Energy Efficient Appliances, which provides for sales tax exemption for household appliances, has been shortened from June 30, 2008 until September 30, 2007. This earlier termination dates is expected to result in a $7.0 million revenue loss, instead of the expected $22.7 million loss. In addition, the $10 million cap on the Fuel Oil Conservation Program, which requires the establishment of fuel oil conservation programs, has been reduced to $5 million stating in Fiscal Year 2010.

The Budget also provides that $85 million from the projected General Fund for the fiscal year 2007 surplus will defease State rate reduction bonds that mature after December 30, 2007.

State Debt

Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters.

Types of State Debt. Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable

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from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from the specified revenues and other funds, which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Statutory Authorization and Security Provisions for State Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of February 1, 2007, there was $9.685 billion of direct general obligation bond indebtedness outstanding.

There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Statutory Debt Limit for State Direct General Obligation Debt. Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amounts of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, certain items are excluded or deducted, such as refunded indebtedness and borrowings payable solely from the revenues of a particular project. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above.

Under the Connecticut General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects. As of February 1, 2007, the State’s aggregate indebtedness was below 80% of the statutory debt limit.

Ratings. The State’s most recent tax-exempt general obligation bond issue (December 12, 2007) was rated Aa3 by Moody’s Investors Service, AA by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. and AA by Fitch Ratings. There can be no assurance that these ratings will remain in effect in the future.

Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by special taxes or revenues

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pledged to certain of such funds. In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. These quasi-public agencies are not departments, institutions or agencies of the State. They are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State and whose exercise of authority granted to them is deemed to be the performance of an essential public and governmental function. These organizations provide a wide range of services that might otherwise be provided directly by the State. Among the public authorities are: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority, and the Capital City Economic Development Authority. Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a special capital reserve fund for which the State has limited contingent liability. The State has also undertaken certain limited or contingent liabilities to assist municipalities. The State has made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service loans to finance child care facilities and has certain other contingent liabilities for future payments.

Litigation

The State, its officers and employees, are defendants in numerous lawsuits, many of which normally occur in government operations. The final outcomes of most of these legal proceedings are not, in the opinion of the Attorney General, either individually or in the aggregate likely to have a material adverse impact on the State’s financial position. There are, however, several legal proceedings which, if decided adversely against the State either individually or in the aggregate may require the State to make material future expenditures or may impair revenue resources. It is neither possible to determine the outcome of these proceedings nor to estimate the possible effects adverse decisions may have on the future revenue sources of the State.

Local Government Debt

General. Numerous governmental units, including cities, towns and special taxing districts, issue general obligation bonds backed by their taxing power. Under the Connecticut General Statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income taxable at limited amounts. Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category

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times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

	Debt Category	Multiple
(i)	all debt other than urban renewal projects, water pollution control projects, school building projects and funding of an unfunded past benefit obligation	2 1/4
(ii)	urban renewal projects	3 1/4
(iii)	water pollution control projects	3 3/4
(iv)	school building projects	4 1/2
(v)	funding of an unfunded past pension benefit obligation	3
(vi)	total debt, including (i), (ii), (iii), (iv) and (v) above	7

Massachusetts

Columbia Massachusetts Municipal Reserves’ ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund’s shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states, although this risk is low for a money market fund. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer’s ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The following section relates specifically to New York Tax-Exempt Reserves. The information about New York State (the “State”) and its municipalities, including, in particular, New York City (the “City”), constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all conditions that may adversely affect issuers of New York municipal bonds. This summary derives from official statements used in connection with the preparation of State and City budgets and the issuance of municipal bonds by the State, the City and other municipalities, from the official updates to such statements, and from other publicly available documents.

We have not independently verified this information and assume no responsibility for its completeness or accuracy.

The following synopsis does not include all of the information pertaining to the budget, receipts and disbursements of the State or the City that would ordinarily be included in State- or City-issued public documents, such as an official statement prepared in connection with the issuance of State general obligations bonds. Such official statements, and any related updates or supplements, are available by request from the State budget office or at websites maintained by State and City agencies.

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New York State Economy — Special Considerations

For the first half of calendar year 2007, the State economy was expanding, supported by above-trend national growth rates. Since then, the State has felt the effects of the national economic slowdown in the form of lower State growth rates than the State Division of the Budget’s (the “DOB”) had initially projected. Forecasts for wages in finance and insurance sectors are less optimistic than previously, taking into account the losses that financial firms affected by the credit dislocation in the subprime housing market posted for the third quarter. Credit market turmoil and declining financial sector profits have had, and will continue to have, a disproportionate effect on the downstate economy. This slowdown is expected to last at least through the end of 2008, according to the November 15, 2007 Update to the Annual Information Statement for the State of New York (the “Information Statement Update”, amending the May 8, 2007 Annual Information Statement, the “Information Statement”). The DOB does not, however, expect the slowdown to turn into a recession.

The national economic forecast affects the State in other ways, as well. For example, higher energy prices and global instability continue to present significant risks to equity market performance. Rising costs of oil may create significant inflationary pressure on prices for other goods and services. Inflation and interest rates that are higher than the national average currently challenge, and will continue to challenge, the State’s ability to balance its budget in the upcoming year.

In addition to the risks associated with the national economic forecast, there are also risks specific to the State economy. The City is the nation’s leading center of banking and finance. As a result, the banking and finance sectors are far more important to the economic well-being of New York State than that of other states or the nation as a whole. And given that Wall Street bonuses comprise a large component of the State’s personal income tax collections, weaker-than-expected financial market performance will result in less growth in revenue from bonus payments this fiscal year, the DOB anticipates.

Finally, national and State officials continue to warn of the possibility of additional terrorist attacks. The State is especially vulnerable due to its high visibility symbolic targets, as well as its concentration of wealth and population.

Many other complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s financial planning. These forces may impact the State unpredictably from fiscal year to fiscal year and are, in turn, impacted by governments, institutions, and events that are not subject to the State’s control. The State’s budget is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of changes in the national and State economies.

New York State Budgetary Outlook

The State’s current fiscal year began on April 1, 2007 and ends on March 31, 2008 (“State Fiscal 2007-08”, and each such April 1 to March 31 cycle a “State Fiscal Year”). For the third consecutive year, the Governor and the State Legislature enacted an on-time budget for State Fiscal 2007-08 (the “Enacted Budget”). The DOB is responsible for preparing the State Fiscal 2007-08 Enacted Budget Financial Plan (the “Enacted Plan”), evidencing the actions of the Legislature and Governor of the State through April 1, 2007. The DOB also issues an updated financial plan, this year published on October 30, 2007 (the “Updated Plan”), which includes updated estimates for State Fiscal 2007-08, and projections for State Fiscal 2008-09 through State Fiscal 2010-11.

The Enacted Plan and Updated Plan contain estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are premised upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, changes in federal law and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Plan.

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The State accounts for income and spending by fund where the activity takes place (such as the General Fund and All Governmental Funds), and purpose (such as state operations). The General Fund receives the largest portion of State tax revenue and all income not earmarked for a particular program or activity. It is used to account for all financial transactions except those that State law mandates separate accounting for in a specialized fund. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. Since the State Constitution requires the General Fund to be balanced on a cash basis, the Enacted and Updated Plans focus discussion and analysis on the General Fund.

The All Governmental Funds category covers activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. Estimates for the All Governmental Funds pool State funds and federal grants across the four fund types, providing the most comprehensive view of the State’s finances. They exclude Fiduciary, Internal Services and Enterprise Funds.

Overview. The Updated Plan does not revise the Enacted Plan’s projection of a balanced General Fund budget in State Fiscal 2007-08. The DOB has, however, increased its estimate of the General Fund current services budget gap from $3.6 billion to $4.3 billion in State Fiscal 2008-09, and projects a $6.2 billion budget gap in State Fiscal 2009-10. The revised numbers take into account downward revisions in forecasted General Fund tax revenues. These revenues are expected to be down by $700 million from those predicted in the Information Statement, for the current State Fiscal Year by $800 million for State Fiscal 2008-09, and by $1 billion for State Fiscal 2009-10.

At the same time, certain expenditures have increased. Expenditures for employee pensions have increased because of obligations to satisfy settlements reached in State collective bargaining efforts earlier in the State Fiscal Year. Compliance with increased court-ordered funding for the City’s public schools due to the 1995 decision in Campaign for Fiscal Equity, Inc. et al, Supreme Court New York County (the “CFE Case”) will also add to State expenditures in the coming years. That judgment requires additional commitments to capital and operating expenses of school districts.

The DOB has also revised All Governmental Funds receipt estimates for the current State Fiscal Year downward by $1.1 million to $117 billion from earlier Enacted Plan projections reported in the Information Statement. Total projected All Governmental Funds receipts for the current State Fiscal Year, however, still represent an increase of $4.8 billion, or 4.3%, above State Fiscal 2006-07 results. The DOB expects receipts to continue rising in State Fiscal 2008-09 to $122 billion, but remain relatively flat at $126 billion in State Fiscal 2009-10.

In parallel with national trends, the downward revision in projected revenues from earlier in the State Fiscal Year reflects weaker-than-expected performance on Wall Street resulting from an ailing subprime mortgage market and the associated slowdown in the housing sector. The Information Statement Update notes that it has become increasingly apparent that a troubled housing market will have a significant negative impact on the New York State economy.

To help balance future budgets, the Enacted Plan established a flexible reserve fund, as it has in prior years, with the projected set-aside amount for the flexible reserve fund initially projected to be $1.2 billion this year. The Updated Plan now anticipates allocating this flexible reserve amount to guard against likely multi-year risks, including collective bargaining costs.

General Fund. Earlier this fiscal year, the DOB projected that the State would end State Fiscal 2007-08 with a General Fund balance of $3.0 billion. The Updated Information Statement now projects a year-end balance of $2.8 billion, a downward revision of about $283 million. This $283 million difference reflects the planned use of the $250 million Debt Reduction Reserve and $33 million from prior year reserves to factor in a downward adjustment of revenue forecasts by $609 million and cost increases of $580 million.

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Looking ahead to State Fiscal 2008-09 and 2009-10, General Fund revenue forecasts have been revised down by $602 million and $863 million, respectively. State Fiscal 2008-09 revenue declines, however, are partially offset by $385 million in lower spending, while two years out, lower projected revenues will be partly offset by $464 million less in spending. The anticipated budget in each of these two State Fiscal Years has been revised to set aside $405 million of existing reserves to guard against likely multi-year risks, rather than using them to lower the current-services budget gaps as originally planned for in the Enacted Plan. Current estimates do not incorporate any new proposals to control spending that are likely to be part of any balanced budget submission in State Fiscal 2008-09 and future years.

Lower expected revenues primarily reflect slower growth in tax receipts as a result of a less active financial sector; legislative changes, including increased State payments to public housing authorities and other changes; and delays in the collection of certain taxes. The Updated Plan projects that in the present State Fiscal Year, net personal income tax (“PIT”) collections for the General Fund will be down $243 million to $22.7 billion from the prior year. They are, however, expected to increase by $1.244 billion to $23.9 billion in the coming State Fiscal Year, and again by $2.5 billion to $25.5 billion in State Fiscal 2009-10.

Downward revisions in spending principally result from lower-than-projected Medicaid expenditures by $556 million in State Fiscal 2007-08, due to lower caseload and service use, as well as from delayed federal implementation of new initiatives and rate changes that call for increased State payments to hospitals and nursing homes. In out-years, the DOB expects Medicaid expenditures to be $631 million less than previously projected in State Fiscal 2008-09 and $862 million less in State Fiscal 2009-10.

Lower spending also results from $54 million less in projected spending relating to the City University of New York in State Fiscal 2007-08, the Updated Plan reports. The DOB expects the two coming years, however, to see spending of $85 million and $93 million more than initially projected, respectively. And general state charges allocated for pension and insurance are expected to decline as a result of lower State contribution rates from 9.6% in the current State Fiscal Year and 9.2% in the coming two State Fiscal Years, to 9.0% in each of these years.

Partially offsetting these savings, General Fund payments for school aid claims are expected to increase by $74 million, $252 million and $312 million in this and the coming two State Fiscal Years. Increased projected costs are the result of lower-than-expected lottery and gambling revenues.

General Fund disbursements are expected to total $53.7 billion in the current State Fiscal Year, rising to $59.2 billion in State Fiscal 2008-09 and to $63.8 billion in State Fiscal 2009-10. These disbursements fall into four areas, listed here in decreasing order of magnitude: grants to local governments, state operations, general state charges, and transfers to other funds. Grants to local governments, by far the largest category of disbursement, include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Projected grant amounts for the current State Fiscal Year are $36.8 billion, increasing to $41.3 billion in State Fiscal 2008-09, and to $45.2 billion in State Fiscal 2009-10. The largest areas of disbursement are in moneys spent on school aid, Medicaid, and Medicaid takeover initiatives.

State operations are the second largest category of disbursement, totaling $9.6 billion in State Fiscal 2007-08 and increasing to $10.0 billion and $10.4 billion in the next two State Fiscal Years. State operations account for the cost of running the executive, legislative, and judicial branches of government - for instance costs of increasing the number of full-time judges, of filling vacant public health positions, and for maintain inmates at correctional facilities. Personal service costs (e.g., State employee payroll) comprise two-thirds of State operations spending. The remaining one-third represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

General state charges are projected to total $4.5 billion in the current State Fiscal Year and increase to $4.8 billion and $5.0 billion in the coming State Fiscal Years. General State charges account for the costs of providing

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fringe benefits to State employees and retirees of the executive, legislative and judicial branches as well as fixed costs for taxes on public lands and litigation costs. These benefits include pensions and health insurance, among other things. The annual increase in General State charges is due mostly to rising costs of employee health benefits and higher costs related to employer pension contributions.

Finally, transfers to other funds, including for debt service and capital projects, are currently expected to be $2.8 billion, $3.0 billion and $3.1 billion in this and the coming two State Fiscal Years.

Of the General Fund’s current projected $2.8 billion balance for State Fiscal 2007-08, $1.0 billion is allocated to the Tax Stabilization Reserve Fund, $175 million to the new Rainy Day Reserve (together with the Tax Stabilization Reserve Fund, the “Rainy Day Reserve”), $1.2 billion in the Fiscal Stability Reserve, $350 million in the Community Projects Fund and $21 million in the Contingency Reserve Fund. Where the Enacted Plan had allocated $250 million for debt reduction, however, the Updated Plan allocates none. The $250 million is now being used to fund higher costs.

The State’s new Rainy Day Reserve is balanced at its statutory maximum of 2%. When combined with the existing Tax Stabilization Reserve, the State’s Rainy Day Reserve authorization totals 5%. Aside from the amounts noted above, the Updated Plan does not set aside specific reserves to cover potential costs that could materialize as a result of federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

All Governmental Funds. The Updated Plan projects that All Governmental Funds receipts for State Fiscal 2007-08 will total $117.3 billion, down from $119.5 billion forecasted in the Enacted Plan. The updated figure still accounts for a $4.9 billion increase over State Fiscal 2006-07 collections, however. The increase reflects growth in tax receipts of $2.0 billion, federal grants of $437 million, and miscellaneous receipts of $2.3 billion. Tax receipt growth is largely attributable to growth in net PIT collections. In the current State Fiscal Year, All Governmental Funds will be up by $2.0 billion to $36.6 billion from the prior year, and expected to rise even further by $2.5 billion to $39.1 billion in State Fiscal 2008-09, and by $2.7 billion to $41.7 billion in State Fiscal 2009-10.

All Governmental Funds disbursements for State Fiscal 2007-08 are now projected to total $118.6 billion, down from the earlier projection of $120.7 billion. The Updated Plan reports that annual spending growth from State Fiscal 2006-07 will be approximately 5.2%, down from earlier estimates of 5.7%.

Reserves and Risks. The State’s General Fund reserves totaled $3.26 billion at the end of State Fiscal 2006-07, with nearly $1 billion in undesignated reserves available for use on unforeseen contingencies and $2.3 billion designated for subsequent use. By current estimates, reserves are expected to total $2.8 billion at the end of State Fiscal 2007-08, down from earlier projections of $3.0 billion. Of this amount, $1.5 billion is designated for future use and $1.2 billion is for undesignated reserves. The $1.5 billion of reserves designated for future use includes $1.2 billion in the Fiscal Stability Reserve and $350 million to fund existing member item programs from the Community Projects Fund. The $250 million previously tagged for debt reduction in State Fiscal 2007-08 has been reallocated to offset higher costs.

The more than $1.2 billion of undesignated reserves includes $175 million in the Rainy Day Reserve and $21 million in the Contingency Reserve for litigation risks. The Rainy Day Reserve is currently at its statutory maximum balance of 5%, and can be used only to respond to unforeseen year-end deficits, economic downturns or catastrophic events. Aside from the reserves noted above, the State Fiscal 2007-08 Enacted Plan does not set aside specific reserves to cover potential costs that may materialize from federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

As the nation’s financial capital, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. This risk would become amplified should the Federal Reserve Bank

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overshoot its interest rate target. The impact of rising rates on the State’s housing sector also poses a risk. Should the State’s real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. The risk of another attack on New York City could once again plunge the State economy into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecast. Higher energy costs and the potential impact on inflation, combined with a tightening labor market, raise the probability that the Federal Reserve will tighten interest rates even further. These effects could ripple through the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, or there is an even stronger upturn in stock prices and in mergers and acquisitions and other Wall Street activities, higher-than-projected wage and bonuses growth could result.

After passage of the Enacted Budget, school districts may submit additional State claims for payment in the September following the close of such school year. In some cases, these additional claims have significantly increased the State’s liability on a school year basis. Recent updates to database systems used by the public school system increased the State’s liability for School Aid by $222 million for the State Fiscal 2006-07 school year, $161 million for State Fiscal 2005-06 school year and $119 million for State Fiscal 2004-05 school year, the vast majority of which was for New York City. If school districts — particularly New York City — continue to submit additional claims after enactment of the 2007-08 Enacted Budget, the State will have an increased financial obligation beyond that currently reflected in the Enacted Plan.

On January 18, 2007, the Centers for Medicare & Medicaid Services (“CMS”) issued a proposed rule that, if implemented, would significantly curtail federal Medicaid funding to public hospitals, including New York City’s Health and Hospital Corporation (“HHC”), institutions and programs operated by both the State Office of Mental Retardation and Developmental Disabilities and those operated by the State Office of Mental Health. The proposed rule seeks to restrict State access to federal Medicaid resources. The proposed provision replacing prospective reimbursement with cost-based methodologies would have the most significant impact on New York’s health care system. The rule has not yet taken effect. It is estimated that the rule could result in the loss of $350 million annually in federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. The states affected by the regulations are expected to challenge the rule adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. In recent years, Congress has rejected similar proposals in the President’s budget.

The Medicaid program provides health care for low-income individuals, long-term care for the elderly and services for the disabled, primarily through payments to health care providers. Medicaid costs currently represent approximately 40% of All Governmental Funds spending. The 2005-06 Enacted Budget placed all spending related to the Health Care Reform Act (“HCRA”) on budget. The Enacted 2007-08 Enacted Budget extends HCRA authorization to March 31, 2008 and includes savings actions totaling roughly $150 million in State Fiscal 2007-08. Extensions and modifications of HCRA since its establishment in 1996 have initiated new health care programs including FHP, and Healthy New York, a program to help small employers and sole proprietors provide healthcare for their employees. HCRA reforms have also led to additional funding for the expansion of existing programs such as Child Health Plus (“CHP”) program. Spending levels in major entitlement programs such as CHP, FHP and the Elderly Pharmaceutical Insurance Coverage have increased, putting added pressure on recurring revenues to keep pace with rising demands.

In addition to the CFE Case, other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties as well as claims involving the adequacy of shelter allowances for families on public assistance. The claims seek a range of court action including monetary damages and ejectment with regard to claims of ownership of certain land. Settlement agreements for certain claims have been entered into by some of the Indian nations. Passage of State and federal legislation is required for such settlement agreements to become effective. No legislation is currently pending.

The federal government is currently conducting six audits of aspects of New York State School Supportive Health Services program with regard to Medicaid reimbursements that cover $1.4 billion in claims submitted

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between 1990 and 2001. To date, the Office of the Inspector General of the United States Department of Health and Human Services has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that CMS disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services and $96 million of the $123 million for New York City Transportation Services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, federal regulations do include an appeals process that could postpone repayment of any disallowances.

New York City

New York City, with a population of approximately 8 million, is an international center of business and culture. The City has a highly diversified economic base. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Apparel and printing account for the bulk of manufacturing activity. As a major hub and focal point for international business, the City serves as headquarters to many major, multinational corporations with extensive foreign operations. Additionally, the City is the nation’s leading tourist destination.

Economic activity in the City has gone through periods of growth and recession and such periods can be expected to continue in the future. The City experienced a recession in the early 1970s through the middle of the decade and then a period of expansion in the late 1970s through the late 1980s. A second recession followed in the early 1990s, followed again by economic expansion that continued through 2001. The City experienced a large scale economic slowdown that began in late 2001 in the aftermath of the September 11 attacks on the World Trade Center and that coincided with the national economic recession and downturn in the securities industry. Most recently, the economic momentum that the City experienced for the past three years has slowed, and is expected to continue slowing, as a result of the financial credit crunch that began in mid-2007.

The City’s fiscal health is affected by the fiscal health of the State, since the City continues to receive significant financial assistance from the State for its normal operations. State aid contributes to the City’s ability to balance its budget and meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected or that any such delays or reductions will not adversely impact the City’s cash flow or expenditures.

The City may also be affected by the issuance of debt, both by itself and by certain other entities, for the benefit of the City, while at the federal level, budget negotiation processes could result in reductions or delays in the receipt of federal grants. Such delays would have additional adverse effects on the City’s cash flow or revenues.

The City Financial Plan reported that for each of the 1981-2007 City fiscal years, the City’s General Fund has had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, as reported in accordance with generally accepted accounting principles (“GAAP”), after discretionary and other transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. The practice of balancing the budget one year at a time only works as long as the surplus lasts. There can be no assurance that the City will be able to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs. Either an increase in taxes or a reduction in City services could adversely affect the City’s economic base.

City fiscal years end on June 30th and are referenced by the calendar year when the fiscal year ends. The Mayor first submits a preliminary budget in January and then the executive budget in late April or early May.

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Following debate by the City Council, relevant laws require that the budget be adopted by June 30th of each year. The City must prepare a four-year annual financial plan and submit it to the Financial Control Board in January or February of each year (the annual financial plan submitted in February 2007, the “City Financial Plan”). The City Financial Plan covers financial activity by the City and certain entities that receive funds from the City. The plan reflects changes resulting from the City’s expense and capital budgets for City fiscal year ended June 30, 2008 (“City Fiscal 2008”), which were adopted on June 30, 2007. Each year’s financial plan includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps. Finally, the City must also prepare a comprehensive annual financial report each October describing its most recent fiscal year and making any necessary modifications to the City Financial Plan (the October 2007 report, the “Updated City Financial Plan”).

According to the Review of the Financial Plan of the City of New York dated December 2007 (the “Review”), the economic outlook for the City is significantly weaker than reviews had anticipated earlier in the fiscal year, largely as a result of ongoing turmoil in the credit and housing markets, and their impact on the financial sector. The Review identifies the greatest risks to the City’s economy as a sustained downturn on Wall Street and a housing-induced recession. Further deterioration in the housing market could cause consumers, who already face pressure from continuing high energy prices, to cut back on spending, which accounts for two-thirds of the national economy. Additional risks to the City’s sustained economic growth include high consumer and business debt levels, widening federal budget and trade deficits and the declining value of the United States dollar. The weak U.S. dollar has made imported goods more expensive, though it has also, on the other hand, benefited the City’s tourism and hotel industries.

In keeping with the Review’s more pessimistic economic outlook, the Updated City Financial Plan indicates that the City drew down $296 million in reserves to maintain balance in the current year. Additionally, the budget gap for City fiscal year ending June 30, 2009 (“City Fiscal 2009”) is now projected to grow by $1.2 billion, to $2.7 billion, while that for City fiscal year ending June 30, 2010 (“City Fiscal 2010”) has widened by $1.4 billion, to $4.8 billion. By 2011, the Updated City Financial Plan indicates that the budget gap will be nearly equal to those at the nadir of the recession the City experienced after the World Trade Center attacks.

These numbers have been revised to account for higher collective bargaining costs than the City Financial Plan had initially anticipated. While the City has reached new labor agreements with most of the municipal workforce as part of the current round of bargaining, the Patrolmen’s Benevolent Association is currently seeking larger wage increases than those provided to other uniformed workers through arbitration. The City’s recent agreements with other uniformed unions include side letter agreements permitting the unions to reopen negotiations if another uniformed union receives larger wage increases through collective bargaining or arbitration.

These increased budget-gap estimates also assume that local and national economies will slow, but avert recession, and that the City’s residential real estate market will weaken, but not collapse.

The City derives its revenues from various local taxes, user charges and miscellaneous revenues as well as federal and State unrestricted and categorical grants. Tax collections are still likely to exceed City’s estimates in the current fiscal year based on the strength of year-to-date collections, according to the Review. Looking ahead to future years, however, the Updated City Financial Plan projects that tax collections will decline by $2 billion, or 5.3% in City Fiscal 2008. Approximately $1.3 billion of that decline is due to tax cuts approved before the problems in the credit markets were apparent, but a significant portion reflects the anticipated change in the City’s economic outlook. The Updated City Financial Plan predicts that tax revenues will increase by 0.4% in City Fiscal 2009, assuming continued strength in real property tax collections and the real estate market, more generally.

The Updated City Financial Plan now anticipates that total revenue in City Fiscal 2008 will be $41.1 billion, down from the City Financial Plan’s original projection of $59 billion. The adjusted total includes anticipated tax

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receipts of $36.5 billion, miscellaneous revenues of $4.3 billion, and unrestricted intergovernmental aid (from State and federal sources) of $340 million. Revenues in City Fiscal 2009 are expected to decrease from City Fiscal 2008, with total revenue projected to be $40.8 (down from the initial projection of $58 billion). Total tax receipts are expected to be $36.6 billion, while miscellaneous revenues are expected to decline to $3.8 billion and unrestricted intergovernmental aid is expected to remain steady at $340million.

The City Financial Plan assumed (and the Updated City Financial Plan does not revise the assumption) that the federal government will take actions to result in $100 million in funding for New York City in City Fiscal 2008. However, the City Financial Plan also noted that assistance will be counterbalanced by State actions that would adversely impact other parts of the City’s budget by $691 million over the next two years (mostly through the elimination of revenue sharing payments to the City). For example, the City Financial Plan assumed that federal education aid would grow by $20 million in City Fiscal 2007, and will grow by $55 million in City Fiscal 2008 and $102 million in City Fiscal 2009, to fund the cost of wage increases in federally-funded programs. In the event of a shortfall, the City could provide additional funding or cut back service levels. The federal government has, however, acted to reduce funding to a number of programs, and the State and the City could come under pressure to compensate for these reductions. The federal budget also reduces or does not increase grants that comprise a large portion of the City’s annual federal aid, such as Title I education aide, special education grants, community development block grants and federal funds for criminal justice programs.

The anticipated revenue levels set forth in the Updated City Financial Plan take into account a decline in Wall Street profits from $20.9 billion in 2006 to $14.8 billion in 2007 and to $12.7 billion in 2008 (nearly 40% less than the 2006 level) and in other City-based financial institutions, including banks and insurance companies. In subsequent years, however, tax collections will likely be weaker than previously anticipated, even on the assumption that the State will restore revenue sharing payments to the City. Tax collections are projected to remain flat in City Fiscal 2009.

To counter declining revenues, the Review notes that the Mayor has instructed City agencies to prepare cost-reduction initiatives totaling $500 million in City Fiscal 2008 for inclusion in the January 2008 financial plan. City agencies are expected to reduce planned spending by $1 billion annually in future years.

The City’s employment data has not yet begun to reflect the impact of problems in the financial sector, but overall job growth has begun to slow. The pace of job growth is expected to slow even further during 2008 as layoffs in the financial sector affect other parts of the economy. Even assuming that education and health care sectors remain strong, the Updated City Financial Plan projects a net gain of only 12,100 jobs in 2008.

As of December 2007, the City’s real estate market has remained far more resilient those in other parts of the country. Manhattan’s residential real estate market continued to grow throughout 2007, though at a slower rate, with average prices of cooperatives and condominiums continuing to rise. Residential markets in the outer boroughs, on the other hand, have begun to weaken, with flat or declining sale prices and a dramatic increase in foreclosures, but to lesser extent than in other parts of the country.

On the other side of the equation, City-funded expenditures for City Fiscal 2008 are now projected to increase by 5.6% over City Fiscal 2007, more than twice the projected local inflation rate. These figures have, however, been revised down from an earlier-projected increase of 5.9%, representing three times the projected rate of inflation. The relatively rapid rate of growth comes on top of an 8.6% increase in City Fiscal 2007, a figure that reflects rising costs of debt service, Medicaid, pensions, and other employee benefits, a $1.5 billion contribution to the Retiree Health Benefits Trust Fund, and retirement of $1.3 billion in outstanding debt. Overall spending is forecasted to increase by 4.8% annually in City Fiscal 2009 and 2010, to total $45.4 and $47.8 billion, respectively. Nondiscretionary spending, including for pensions, debt service, Medicaid, and employee health insurance benefits, is projected to consume an increasing share of City revenues in coming years.

More specifically, the Review expects spending to be driven primarily by an 11.2% increase in costs for salaries and wages, to $12.1 billion, in the current City Fiscal year, and by 8% in City Fiscal 2009 and 2010, to

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reflect the cost of actual and anticipated labor agreements. Figures also take into account anticipated increased costs of overtime in the uniformed agencies, high medical absence rates, difficulty in recruiting officers to the Police and Correction departments, and the continued threat of terrorism in this and the coming two City Fiscal years. Contributing to the upward trend in expenditures is a projected 18.6% increase for pension contributions, to $5.6 billion, in the current fiscal year, as a result of shortfalls in investment earnings, increased benefits, and demographic changes. Pension expenditures are expected to rise more slowly, to $6.1 billion in City Fiscal 2009 and hold relatively steady in City Fiscal 2010, according to the Review. Fringe benefits associated with health insurance premiums and planned staff additions are expected to increase by 9.5%, to $5.6 billion, in City Fiscal 2008, and rise to $5.9 billion and $6.2 billion, respectively, in the two out-years, after.

Despite State law caps on the local share of Medicaid at 3%, the City expects an 11.8% increase in expenditures for Medicaid, to $5.6 billion, in the current City Fiscal year. The numbers reflect City funding for the Health and Hospitals Corporation, a semi-autonomous agency. City Fiscal 2009 will see a slight decrease to $5.5 billion, the Review reports, but edge back up to near current spending levels in City Fiscal 2010.

Recent estimates project that the cost of judgments and claims will grow from $635 million in City Fiscal 2008 to $688 million in City Fiscal 2009 and $738 million in City Fiscal 2010.

Other Issues

The Review identifies the following, additional issues that may have a fiscal impact on the City during the financial plan period:

Rising Debt Burden. Debt service funded directly through the City’s operating budget, or with funds that would have otherwise benefited the operating budget, is expected to increase by 26% from $4.8 billion in City Fiscal 2008 to $6.1 billion in City Fiscal 2011. Except for those of the Municipal Water Finance Authority, City-funded capital commitments are expected to rise from $4.6 billion in City Fiscal 2007 to $8.3 billion in City Fiscal 2008, a record 71% increase. Commitments from City Fiscal 2008 to 2011 are expected to total $27.1 billion, an increase of 63% from the previous four-year period.

Education. The City Financial Plan initially allocated $6.79 billion in City funds to the Department of Education for City Fiscal 2008. The City could reduce its spending on education by $316 million in City Fiscal 2009 and $63 million in City Fiscal 2010, under a state law that allows the City to reduce contributions to the Department of Education by an equal or lower percentage in the following year, if revenues decline. It is not clear, however, whether reductions of this nature would violate the City and State’s commitments to increase funding pursuant to the 2006 New York State Court of Appeals decision in the Campaign for Fiscal Equity lawsuit.

Public Authorities. Certain City-related public authorities administer projects that may affect the City’s finances during the financial plan period. These projects include the Lower Manhattan Redevelopment Project (the “Lower Manhattan Project”) and the West Side Development Project (the “West Side Project”).

As part of the Lower Manhattan Project, the City entered into an agreement for the construction of the Freedom Tower and Tower 5 in November 2006. Although the original projected budget allocated $2.5 billion for the construction, the Port Authority of New York and New Jersey now estimates that costs will total $3 billion. Similarly, construction of a new Port Authority Trans-Hudson train station was originally estimated to cost $2.2 billion, but recent news reports suggest that project expenses will run closer to $3 billion.

The West Side Project plans, among other things, to extend the No. 7 subway line from Times Square to 11th Avenue along 34th Street. The Metropolitan Transportation Authority (the “MTA”) intends to fund the extension through the Hudson Yards Infrastructure Corporation’s (“HYIC”) issuance of $2.1 billion in bonds, by current estimates.

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Given that the cost of large construction projects in the City have been growing at a faster rate than previously expected, however, there are likely to be cost overruns. The City, MTA and HYIC have not agreed on who will fund cost overruns as among the parties, but HYIC is authorized to issue up to $3.5 billion in bonds. HYIC will incur the related debt service in City fiscal year 2008; the project is not expected to generate enough revenue to cover the debt service until after City Fiscal 2008.

MTA. The Review reports that as of December 2007, the MTA projects a surplus of $521 million for 2007, $203 million more than projected in July, when the MTA proposed raising fares and tolls by 6.5% in early 2008 to help close projected budget gaps. Debt service, the major factor behind the projected gaps, is expected to increase by 50% from $1.3 billion in 2006 to $2.0 billion in 2011.

The Governor and MTA officials have declared their intention to use the surplus to delay increasing base subway and bus fares, and to limit the overall increase in fares and tolls to 3.85% in 2008. The Governor has, additionally, committed $300 million in 2010 to help the MTA close the budget gap projected for that year.

Health and Hospitals Corporation. In July 2006, the Health and Hospitals Corporation (the “HHC”) projected that annual budget gaps, on an accrual basis, would approach $1 billion in City Fiscal 2007 through 2010. Due, in part, to City and State’s efforts to help the HHC obtain supplemental federal Medicaid reimbursements, however, HHC was able to end City Fiscal 2007 with an accrual surplus of $427 million and cash reserves of $1.2 billion. These cash reserves are expected to be cover expenses through City Fiscal 2011.

Federal reimbursements to HHC may be in jeopardy. Certain administrative rules have been promulgated that would reduce these supplemental payments and funding for graduate medical education. Congress delayed these rules to take effect in May 2008. Other proposed administrative changes would limit supplemental payments for outpatient services. HHC stands to lose $450 million per year unless Congress intervenes.

Off Track Betting Corporation. In City Fiscal 2007, the New York City Off-Track Betting Corporation (“OTB”) failed to make all statutorily mandated payments to the City, State and racing industry. It anticipates running out of cash by June 2008 if it does make these payments. It has accrued, but not paid, $11 million in disputed payments to the Yonkers Raceway, and $12 million in distributions to the racing industry through September 2007. Independent auditors have questioned the OTB’s ongoing viability.

Litigation. Both New York State and New York City are currently defendants in, or may otherwise be affected by, a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims can not be predicted, adverse determinations in certain number of them could have a material adverse effect upon the State and City’s ability to carry out their respective financial plans.

The United Federation of Teachers Pension Litigation (“UFT Litigation”), Davis v. Kentucky, and World Trade Center Litigation are three of the more fiscally noteworthy matters. The UFT Litigation began in 2005 after the United Federation of Teachers (“UFT”) filed suit against the City and the Teachers’ Retirement System, alleging that certain retirees were not receiving all of the benefits to which they were entitled. The City agreed to supplement retirement benefits for the affected group on October 17, 2007, for a total of $160 million. The matter of pay-out has not yet been determined, but the Review notes that the City will probably amortize the $160 million cost over a 10 year period.

The United States Supreme Court heard oral arguments for Davis v. Kentucky on November 5, 2007. That case brings into question whether the dormant commerce clause of the U.S. Constitution prohibits states from exempting interest on municipal bonds issued by the state, its localities, and its authorities from state income tax, though they tax interest on bonds from other states. If the United States Supreme Court determines that such tax exemptions are unconstitutional, the State and City may experience higher borrowing costs, as their bonds would no longer receive preferential tax treatment over those issued by other sates or localities outside of New York. They may also be subject to claims for tax refunds.

C-27

Oral arguments for the World Trade Center litigation began in October 2007, involving 4,400 legal claims against the City and City contractors alleging respiratory and other injuries from exposure to the World Trade Center dust and debris after the September 11, 2001 attacks. The Mayor and plaintiff attorneys have expressed interest in discussing a potential settlement. In the meantime, a decision is pending. The Mayor has asked Congress to indemnify the City and its contractors for liabilities.

Accounting Standards. The Federal Governmental Accounting Standards Board’s Statement No. 49 (“GASB 49”) becomes effective for the City on July 1, 2008, affecting the accounting treatment of pollution remediation costs. The City’s capital budget currently includes many of these costs and finances them through the issuance of bonds. Once GASB 49 takes effect, these costs may no longer be financed through bond issuances. The City predicts that GASB 49 could result in additional budget costs of approximately $500 million, annually.

Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, “moral obligation” bonds, lease debt, appropriation debt and notes is higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State’s credit rating has historically been upgraded and downgraded much more frequently than that of most other states.

The combined State and local taxes levied on residents of the State, and particularly on residents of the City, are among the highest in the country. This may limit the ability of the State and its localities to raise additional revenue by raising taxes. In addition, combined State and local debt per capita in the State is significantly above the national average. Debt service expenditures have taken an increasing toll on state and local budgets.

The creditworthiness of local State-issued obligations may be unrelated to the creditworthiness of State-issued obligations, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible that investments will be made in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance may not be fully reflected in the projections of the State’s Enacted Plan or Updated Plan for 2007 to 2008 or thereafter.

Finally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on or principal of such securities.

C-28

COLUMBIA FUNDS SERIES TRUST

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed merger (the “Merger”) of Tax-Exempt Money Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Corporation”), into Columbia Tax-Exempt Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”). This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 16, 2008 (the “Prospectus/Proxy Statement”), which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor of the Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Trust at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-866-233-2079.

Incorporation of Documents by Reference

Further information about the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated July 1, 2007, as supplemented.

The audited financial statements and related Report of Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2007 for the Acquired Fund and for the fiscal year ended August 31, 2007 for the Acquiring Fund are incorporated herein by reference. The unaudited financial statements for the semi-annual period ended September 30, 2007 for the Acquired Fund and the semi-annual period ended February 28, 2007 for the Acquiring Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

Additional Information about the Acquiring Fund

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated January 1, 2008, as supplemented.

Financial Statements

Attached hereto as Appendix B are the pro forma financial statements in connection with the Merger.

1

In the Statement of Additional Information attached hereto as Appendix A, the following information replaces the table entitled “Independent Trustee Ownership for the Calendar Year Ended December 31, 2006” under the section entitled “FUND GOVERNANCE; Beneficial Equity Ownership”:

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.

California Tax-Exempt Reserves — A

Cash Reserves — C

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William P. Carmichael

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Minor M. Shaw

California Tax-Exempt Reserves — A

Cash Reserves — E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — E

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

R. Glenn Hilliard

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William A. Hawkins	California Tax-Exempt Reserves — A Cash Reserves — A	E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

John J. Nagorniak

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Anthony M. Santomero

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

OF THE ACQUIRING FUND

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class A Shares, Class B Shares, Class C Shares, Daily Class

    Shares, Class Z Shares, Marsico Shares, G-Trust Shares,

    Retail A Shares, Adviser Class Shares, Capital Class Shares,

    Institutional Class Shares, Investor Class Shares, Liquidity

    Class Shares and Trust Class Shares

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2008

Money Market Funds
Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Reserves
Columbia Government Plus Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia New York Tax-Exempt Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves
This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated January 1, 2008. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated August 31, 2007 are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiafunds.com.

INT-39/138633-0108

A-1

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SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

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Glossary

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

California Tax-Exempt Reserves	Columbia California Tax-Exempt Reserves

Cash Reserves	Columbia Cash Reserves

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Connecticut Municipal Reserves	Columbia Connecticut Municipal Reserves

Custodian	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Government Reserves	Columbia Government Reserves

Government Plus Reserves	Columbia Government Plus Reserves

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

3

Glossary

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Massachusetts Municipal Reserves	Columbia Massachusetts Municipal Reserves

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Money Market Reserves	Columbia Money Market Reserves

Moody’s	Moody’s Investors Service, Inc.

Municipal Reserves	Columbia Municipal Reserves

NASDAQ	National Association of Securities Dealers Automated Quotations system

New York Tax-Exempt Reserves	Columbia New York Tax-Exempt Reserves

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Prime Reserves	Columbia Prime Reserves

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

4

Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Tax-Exempt Reserves	Columbia Tax-Exempt Reserves

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

Treasury Reserves	Columbia Treasury Reserves

The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

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ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $377.9 billion as of September 30, 2007.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On or about that same day, the names of certain of the Funds were changed as follows: Nations California Tax-Exempt Reserves to Columbia California Tax-Exempt Reserves, Nations Cash Reserves to Columbia Cash Reserves, Nations Government Reserves to Columbia Government Reserves, Nations Money Market Reserves to Columbia Money Market Reserves, Nations Municipal Reserves to Columbia Municipal Reserves, Nations New York Tax-Exempt Reserves to Columbia New York Tax-Exempt Reserves, Nations Tax-Exempt Reserves to Columbia Tax-Exempt Reserves, Nations Treasury Reserves to Columbia Treasury Reserves.

Prior to November 21, 2005 (the Government Plus Reorganization Date), Government Plus Reserves was organized as a series of the Galaxy Fund, a Massachusetts business trust (the Predecessor Trust). The information provided for Government Plus Reserves in this SAI for periods prior to the Government Plus Reorganization Date relates to the corresponding series of the Predecessor Trust. Prior to November 23, 2005 (the Reorganization Date), Prime Reserves, Connecticut Municipal Reserves and Massachusetts Municipal Reserves were organized as series of the Predecessor Trust. The information provided for Prime Reserves, Connecticut Municipal Reserves and Massachusetts Municipal Reserves in this SAI for periods prior to the Reorganization Date relates to corresponding series of the Predecessor Trust. The chart below indicates the series of the Predecessor Trust (the Predecessor Funds) that are the accounting survivors of the Funds, as applicable.

Fund	Predecessor Fund(s)
Connecticut Municipal Reserves	Galaxy Connecticut Municipal Money Market Fund
Massachusetts Municipal Reserves	Galaxy Massachusetts Municipal Money Market Fund
Government Plus Reserves	Galaxy Institutional Government Money Market Fund Galaxy Government Money Market Fund
Prime Reserves	Galaxy Institutional Money Market Fund

Each of the Funds in the Trust represents a separate series of the Trust and, except for California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, is an open-end diversified management investment company. Each of the Funds has a fiscal year end of August 31st.

Prior to August 2006, California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves had a fiscal year end of March 31st. Prior to August 2006, Connecticut Municipal Reserves and Massachusetts Municipal Reserves had a fiscal year end of May 31st. Prior to August 2006, Government Plus Reserves and Prime Reserves had a fiscal year end of October 31st.

6

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may only be changed with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.	Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

2.	Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.	Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.

Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to

7

obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5.	Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.	Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.	Each Fund, except California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.	Under normal circumstances,

•	Municipal Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

•	Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

•

California Tax-Exempt Reserves and New York Tax-Exempt Reserves will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax and such state’s individual income tax.

•

Massachusetts Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts individual income tax (“Massachusetts Municipal Securities”).

•

Connecticut Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other governmental issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 10% of its net assets in illiquid securities.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8

4.	California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves may not purchase securities of any one issuer (other than U.S. Government obligations and securities of other investment companies) if, immediately following such purchase, more than 25% of the value of a Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

5.	To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. Given that the Funds are money market funds, each Fund’s investments in securities are subject to the limitations set forth in Rule 2a-7 under the 1940 Act.

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Permissible Fund Investments

Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Government Reserves	Government Plus Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Prime Reserves	Tax-Exempt Reserves	Treasury Reserves
Asset-Backed Securities		✓					✓			✓

Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Derivatives	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Securities		✓					✓			✓

Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓			✓	✓	✓	✓	✓	✓

Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Municipal Securities	✓	✓	✓			✓	✓	✓	✓	✓	✓

Participation Interests	✓	✓	✓			✓	✓	✓	✓	✓	✓

Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

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Asset-Backed Securities

Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans, or securities, backed by these types of loans and others such as mortgage loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit Risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, banker’s acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. A Fund’s ability to invest in foreign bank obligations is contingent upon its ability to invest in foreign securities as a general matter.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial

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institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Company (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest. At the time of purchase, a Fund generally invests in high quality corporate debt securities that have received a rating in one of the two highest short-term rating categories from at least two NRSROs. However, a Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. Like all Fund investments, a Fund may purchase unrated instruments only if they are purchased in accordance with Rule 2a-7 under the 1940 Act as well as the Funds’ procedures for complying with Rule 2a-7. In the event that a portfolio security of a Fund is subject to a credit rating downgrade, the Advisor and the Board consider all circumstances deemed relevant in determining whether to continue to hold the security.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

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Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund, as applicable, may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

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Subject to the limitations of Rule 2a-7 under the 1940 Act, a Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity- and Currency- and Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of

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one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

Foreign Securities

Cash Reserves’ investments in foreign securities include U.S. dollar denominated high quality, short-term debt obligations of foreign issuers. Foreign securities include securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the

15

U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities. The Fund has adopted a non-fundamental policy that provides that the Fund may not invest more than 10% of its net assets in illiquid securities. The Fund’s compliance with this policy is determined at the time of acquisition of a security. General market or financial conditions, or factors specific to one or more issuers, industries, sectors or categories of securities, may result in securities that were liquid when acquired becoming illiquid securities and vice versa and in the Fund exceeding the percentage limitation described above.

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The degree of liquidity of any portfolio security held by the Fund may be a factor relevant to the value of a security. The percentage of illiquid securities in the Fund’s portfolio also may impact the Fund’s ability to pay redemption proceeds within the normal time period for payment stated in the Prospectus. In addition, large redemptions may cause the percentage of illiquid securities to increase if the Fund sells liquid securities to fund the redemptions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

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Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases,

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they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds purchase municipal securities whose interest, in the opinion of bond counsel for the borrower, is ordinarily excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result reporting such income as taxable.

For more information about the Supreme Court’s decision to hear a state court decision that could significantly impact the tax treatment of municipal bonds, see Taxation — Tax Development Risk. For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

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Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

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Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGRS are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no

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active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in such Fund’s portfolios.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in an uncommitted line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

As noted above under the heading About the Funds’ Investments — Exemptive Orders, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines

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that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments — Permissible Investments and Related Risks—Money Market Instruments.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

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The Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

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The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time
ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

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Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

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Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Funds for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For purposes of determining the investment advisory fee breakpoint level, “Assets” are the sum of the assets of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves, Treasury Reserves, Government Plus Reserves and Prime Reserves and certain series of Excelsior Funds, Inc. (Government Money Fund, Money Fund and Treasury Money Fund) and Excelsior Tax-Exempt Funds, Inc. (New York Tax-Exempt Money Fund and Tax-Exempt Money Fund). The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

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Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
California Tax-Exempt Reserves
Advisory Fee Paid	$5,627,435	$2,202,811	$4,311,514	$3,068,881
Amount Waived by the Advisor	$553,487	$440,562	$862,303	$613,776
Amount Reimbursed by the Advisor	$586,811	$492,619	$1,000,828	$1,010,595
Cash Reserves
Advisory Fee Paid	$92,886,275	$39,685,049	$82,081,496	$79,985,439
Amount Waived by the Advisor	$9,223,455	$7,937,010	$16,416,380	$15,997,088
Amount Reimbursed by the Advisor	$12,031,372	$8,567,906	$19,408,160	$18,907,787
Government Reserves
Advisory Fee Paid	$8,413,337	$3,272,020	$6,876,801	$5,948,097
Amount Waived by the Advisor	$826,182	$654,404	$1,375,539	$1,189,619
Amount Reimbursed by the Advisor	$1,167,949	$914,116	$1,715,786	$1,628,420
Money Market Reserves
Advisory Fee Paid	$32,291,738	$10,432,579	$20,111,601	$15,329,132
Amount Waived by the Advisor	$3,171,510	$2,086,516	$4,022,070	$3,065,826
Amount Reimbursed by the Advisor	$2,782,982	$2,431,837	$4,348,428	$3,769,872
Municipal Reserves
Advisory Fee Paid	$12,229,146	$4,999,834	$9,569,187	$7,995,163
Amount Waived by the Advisor	$1,186,193	$999,967	$1,913,836	$1,599,033
Amount Reimbursed by the Advisor	$1,291,199	$990,329	$2,191,608	$2,510,805
New York Tax-Exempt Reserves
Advisory Fee Paid	$515,431	$176,597	$274,968	$133,019
Amount Waived by the Advisor	—	—	—	—
Amount Reimbursed by the Advisor	$273,163	$169,692	$263,365	$294,863
Tax-Exempt Reserves
Advisory Fee Paid	$7,520,986	$3,204,177	$5,553,568	$4,451,902
Amount Waived by the Advisor	$707,704	$640,835	$1,110,714	$890,380
Amount Reimbursed by the Advisor	$849,141	$798,873	$1,498,918	$1,552,161
Treasury Reserves
Advisory Fee Paid	$23,554,296	$8,522,882	$17,424,708	$13,752,131
Amount Waived by the Advisor	$2,224,697	$1,704,576	$3,484,941	$2,750,426
Amount Reimbursed by the Advisor	$1,843,356	$1,551,597	$3,707,328	$3,528,974

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

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Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Advisory Fee Paid	$254,216	$44,601	$295,558	$826,845
Amount Waived by the Advisor	$22,611	$8,920	$16,796	$7,800
Amount Reimbursed by the Advisor	$277,876	$88,770	$126,006	—
Massachusetts Municipal Reserves
Advisory Fee Paid	$424,398	$85,630	$476,576	$1,164,259
Amount Waived by the Advisor	$39,516	$17,126	$29,484	$19,961
Amount Reimbursed by the Advisor	$285,852	$93,300	$112,198	—

*	Fees paid are shown from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund Predecessor Funds.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Advisory Fee Paid	$12,538,987	$5,790,246	$6,921,775	$9,868,953
Amount Waived by the Advisor	$5,006,410	$3,184,635	$3,877,983	$5,832,151
Amount Reimbursed by the Advisor	$313,465	$331,558	—	—
Government Plus Reserves
Advisory Fee Paid	$1,199,450	$1,161,343	$1,324,351	$1,626,791
Amount Waived by the Advisor	$510,221	$638,739	$760,518	$978,987
Amount Reimbursed by the Advisor	$141,113	$65,852	—	—

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund Predecessor Funds.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

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Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below. For purposes of determining the administration fee breakpoint level, “Assets” are the sum of the assets of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves, Treasury Reserves, Government Plus Reserves and Prime Reserves and certain series of Excelsior Funds, Inc. (Government Money Fund, Money Fund and Treasury Money Fund) and Excelsior Tax-Exempt Funds, Inc. (New York Tax-Exempt Money Fund and Tax-Exempt Money Fund).

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
California Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Cash Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Government Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Government Plus Reserves	• 0.067% up to $125 billion • 0.02% in excess of $125 billion

Massachusetts Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Money Market Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

New York Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Prime Reserves	• 0.067% up to $125 billion • 0.02% in excess of $125 billion

Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Treasury Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

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The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods. Prior to August 22, 2005, these fees were paid to BACAP Distributors LLC, the former administrator for the Funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
California Tax-Exempt Reserves
Administration Fee Paid	$3,751,623	$1,402,532	$2,821,841	$1,842,476
Amount Waived/Reimbursed by the Administrator	$1,143,995	—	—	—
Cash Reserves
Administration Fee Paid	$61,924,183	$26,390,690	$54,668,495	$51,790,536
Amount Waived/Reimbursed by the Administrator	$18,707,325	—	—	—
Government Reserves
Administration Fee Paid	$5,608,891	$2,115,338	$4,532,032	$3,666,263
Amount Waived/Reimbursed by the Administrator	$1,713,113	—	—	—
Money Market Reserves
Administration Fee Paid	$21,527,826	$6,889,044	$13,355,232	$9,763,936
Amount Waived/Reimbursed by the Administrator	$6,573,613	—	—	—
Municipal Reserves
Administration Fee Paid	$8,152,764	$3,267,214	$6,326,956	$4,996,856
Amount Waived/Reimbursed by the Administrator	$2,519,246	—	—	—

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
New York Tax-Exempt Reserves
Administration Fee Paid	$343,621	$76,563	$152,256	$79,802
Amount Waived/Reimbursed by the Administrator	$110,483	—	—	—
Tax-Exempt Reserves
Administration Fee Paid	$5,013,991	$2,070,109	$3,649,877	$2,695,340
Amount Waived/Reimbursed by the Administrator	$1,592,981	—	—	—
Treasury Reserves
Administration Fee Paid	$15,702,864	$5,615,912	$11,563,967	$8,738,885
Amount Waived/Reimbursed by the Administrator	$4,972,273	—	—	—

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

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Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Administration Fee Paid	$169,477	$11,517	$53,387	$138,497
Amount Waived/Reimbursed by the Administrator	$56,470	—	$3,740	—
Massachusetts Municipal Reserves
Administration Fee Paid	$282,932	$34,764	$109,117	$195,013
Amount Waived/Reimbursed by the Administrator	$90,741	—	$3,740	—

*	Fees paid are shown from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Administration Fee Paid	$4,200,540	$1,815,777	$2,318,795	$3,306,009
Amount Waived/Reimbursed by the Administrator	$1,890,061	$347	—	—
Government Plus Reserves
Administration Fee Paid	$401,904	$270,929	$443,657	$544,975
Amount Waived/Reimbursed by the Administrator	$149,356	$347	—	—

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for each fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the

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requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, each Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to Columbia Management Advisors, LLC for the two most recently completed fiscal periods. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006
California Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$70,945	$67,691
Amount Paid to State Street Bank and Trust Company	$105,330	N/A	N/A
Cash Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$79,574	$97,285
Amount Paid to State Street Bank and Trust Company	$117,533	N/A	N/A
Government Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$69,930	$54,692
Amount Paid to State Street Bank and Trust Company	$102,608	N/A	N/A
Money Market Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$73,091	$57,193
Amount Paid to State Street Bank and Trust Company	$110,554	N/A	N/A
Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$78,227	$87,690
Amount Paid to State Street Bank and Trust Company	$120,487	N/A	N/A
New York Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$45,455	$42,834	$34,454
Amount Paid to State Street Bank and Trust Company	$65,239	N/A	N/A
Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$73,972	$72,771
Amount Paid to State Street Bank and Trust Company	$112,224	N/A	N/A
Treasury Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$70,042	$54,368
Amount Paid to State Street Bank and Trust Company	$102,992	N/A	N/A

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

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Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$36,649	$18,802	$63,247	$66,455
Amount Paid to State Street Bank and Trust Company	$46,289	N/A	N/A	N/A
Massachusetts Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$41,764	$22,858	$69,375	$70,111
Amount Paid to State Street Bank and Trust Company	$57,964	N/A	N/A	N/A

*	Fees paid are shown are from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$134,746	$148,745	$152,217
Amount Paid to State Street Bank and Trust Company	$101,727	N/A	N/A	N/A
Government Plus Reserves
Amount Paid to Columbia Management Advisors, LLC	$59,535	$126,188	$97,411	$98,244
Amount Paid to State Street Bank and Trust Company	$91,588	N/A	N/A	N/A

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement

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terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the fiscal year ended August 31, 2007. During the fiscal year ended August 31, 2006, the Distributor received $6,381,178 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,381,178. During the fiscal year ended March 31, 2006, the Distributor received $6,868,017 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,868,017. During the fiscal year ended March 31, 2005, the Distributor received $11,205,844 in underwriting commissions for all Funds it serves, of which the Distributor retained $11,205,844.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Year Ended August 31, 2007
California Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Cash Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Government Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Massachusetts Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Money Market Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
New York Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Treasury Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Connecticut Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Massachusetts Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Government Plus Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Prime Reserves
Amount Paid	$0.00
Amount Retained	$0.00

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Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and

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accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer

38

databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

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Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds

40

that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective November 1, 2007, the Funds pay the Transfer Agent a transfer agency fee of $17.34 per account, payable monthly. Also effective November 1, 2007, the Funds reimburse the Transfer Agent for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also is entitled to retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period April 1, 2006 through October 31, 2007, the Funds paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Transfer Agent was entitled to reimbursement by the Funds for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended August 31, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended August 31, 2008.

Counsel

Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

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Distribution Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for the Class A Shares, Class B Shares, Class C Shares, Daily Class Shares, Investor Class Shares and Liquidity Class Shares of the Funds. See Capital Stock and Other Securities for more information.

With respect to a Fund’s Class A Shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Class A Distribution and Shareholder Servicing Plan and the Class A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Money Market Funds.

With respect to a Fund’s Class B Shares, the Trust has adopted a distribution plan. The Class B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class B Shares of the Funds. CMD has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Class B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, CMD has assigned certain amounts that it is entitled to receive pursuant to the Class B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

With respect to a Fund’s Class C Shares, the Trust has adopted a distribution plan. The Class C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class C Shares of the Funds.

With respect to a Fund’s Daily Class Shares, the Trust has adopted a distribution plan. The Daily Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Class Shares of the Funds.

The Liquidity Class Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Liquidity Class Shares up to 0.25% (on an annualized basis) of the Funds’ Liquidity Class Shares average daily net asset value and additionally, a Fund may pay the Distributor a fee of up to 0.25% (on an annualized basis) of the Liquidity Class Funds’ average daily net assets. However, under the plan, to the extent that the Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed 0.25% (on an annualized basis) of the average daily net assets of any such Fund’s Liquidity Class Shares.

The Trust has adopted a reduced distribution (12b-1) and shareholder servicing fee rates for the Liquidity Class Shares. Under the revised Liquidity Class Distribution Plan, the Trust may reimburse distribution-related expenses of CMD for Liquidity Class Shares at an annual rate of 0.25% of the average daily net assets of the Funds’ Liquidity Class Shares and additionally, the Trust may pay CMD a fee of up to 0.25% of the Liquidity Class Funds’ average daily net assets. CMD may reimburse or compensate certain selling agents from these amounts. In addition, the Trust’s revised Liquidity Class Shares Shareholder Servicing Plan provides that shareholder servicing fees of up to 0.25% of the average daily net assets of the Funds’ Liquidity Class Shares can be paid to shareholder servicing agents. However, under the revised plans, to the extent that any Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund’s Liquidity Class Shares.

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Payments under the Class A Distribution and Servicing Plan, the Class A Distribution Plan, Class B Distribution Plan, Class C Distribution Plan, Daily Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

With respect to a Fund’s Class B shares and Class C shares, the Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of the Class B shares and Class C shares, respectively, of the Funds.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

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For Class A shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class A Shares

Cash Reserves
Distribution Fee	$333,473
Service and Administration Fees	$1,167,156

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class A Shares

Government Reserves
Distribution Fee	$18,188
Service and Administration Fees	$63,658

Tax-Exempt Reserves
Distribution Fee	$16,293
Service and Administration Fees	$57,024

Treasury Reserves
Distribution Fee	$565,455
Service and Administration Fees	$1,979,094

For Class B shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class B Shares

Cash Reserves
Distribution Fee	$368,179
Service Fee	$171,817

Money Market Reserves
Distribution Fee	$26,030	(a)
Service Fee	$12,148	(a)

Municipal Reserves
Distribution Fee	$482	(a)
Service Fee	$225	(a)

Treasury Reserves
Distribution Fee	$1,834
Service Fee	$856

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

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For Class C shares, the following Funds paid distribution fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class C Shares

Cash Reserves
Distribution Fee	$45,655
Service and Administration Fees	$21,305

Money Market Reserves
Distribution Fee	$4,988	(a)
Service and Administration Fees	$2,328	(a)

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

For Investor Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Investor Class Shares

California Tax-Exempt Reserves
Distribution Fee	$223,631
Service and Administration Fees	$559,078

Cash Reserves
Distribution Fee	$1,454,288
Service and Administration Fees	$3,635,721

Government Reserves
Distribution Fee	$422,119
Service and Administration Fees	$1,055,297

Money Market Reserves
Distribution Fee	$82,760
Service and Administration Fees	$206,898

Municipal Reserves
Distribution Fee	$61,262
Service and Administration Fees	$153,155

Tax-Exempt Reserves
Distribution Fee	$15,366
Service and Administration Fees	$38,415

Treasury Reserves
Distribution Fee	$222,776
Service and Administration Fees	$556,940

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For Market Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Market Class Shares

Cash Reserves
Distribution Fee	$9,688
Service and Administration Fees	$12,110

Municipal Reserves
Distribution Fee	$36	(a)
Service and Administration Fees	$44	(a)

New York Tax-Exempt Reserves
Distribution Fee	$—
Service and Administration Fees	$—

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Market Class Shares

Treasury Reserves
Distribution Fee	$25	(a)
Service and Administration Fees	$31	(a)

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

For Daily Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Daily Class Shares

California Tax-Exempt Reserves
Distribution Fee	$4,992,075
Service and Administration Fees	$3,565,768

Cash Reserves
Distribution Fee	$66,326,802
Service and Administration Fees	$47,376,287

Government Reserves
Distribution Fee	$2,144,182
Service and Administration Fees	$1,531,559

Money Market Reserves
Distribution Fee	$7,957	(a)
Service and Administration Fees	$5,684	(a)

Municipal Reserves
Distribution Fee	$5,273,867
Service and Administration Fees	$3,767,048

Tax-Exempt Reserves
Distribution Fee	$102,093
Service and Administration Fees	$72,924

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

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Treasury Reserves
Distribution Fee	$2,563,051
Service Fee	$1,830,751

For Trust Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Trust Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$554,548

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,943,731

Government Reserves
Distribution Fee	—
Service and Administration Fees	$231,753

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$41,952

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$482,801

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$37,362

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$2,755,985

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$625,285

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For Adviser Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Adviser Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$1,066,385

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$42,381,138

Government Reserves
Distribution Fee	—
Service and Administration Fees	$2,944,324

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$17,939,588

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$2,014,021

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$19,949

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$158,804

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$21,469,665

For Institutional Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Institutional Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$255,885

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,567,199

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Government Reserves
Distribution Fee	—
Service and Administration Fees	$207,307

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$1,205,684

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$318,006

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$77,424

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$95,253

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$607,715

For Liquidity Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Liquidity Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$107,397
Fees Waived by Shareholder Service Provider	$42,959

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,696,701
Fees Waived by Shareholder Service Provider	$1,078,681

Government Reserves
Distribution Fee	—
Service and Administration Fees	$2,079,836
Fees Waived by Shareholder Service Provider	$831,934

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Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Liquidity Class Shares

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$3,646,484
Fees Waived by Shareholder Service Provider	$1,458,594

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$833,793
Fees Waived by Shareholder Service Provider	$333,517

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$220,487
Fees Waived by Shareholder Service Provider	$88,195

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$1,412,876
Fees Waived by Shareholder Service Provider	$565,151

For Marsico shares, the following Fund paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Fund for the Fiscal Year Ended August 31, 2007 — Marsico Shares

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$41,311

For Retail A shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Retail A Shares

Connecticut Municipal Reserves
Distribution Fee	—
Service Fee	$29,219

Government Reserves
Distribution Fee	—
Service and Administration Fees	$53,288

Massachusetts Municipal Reserves
Distribution Fee	—
Service Fee	$77,039

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$68,690

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Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Retail A Shares

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$70

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$15,883

The following chart provides the distribution and service fees paid by Government Plus Reserves and Prime Reserves:

Distribution and Service Fees Paid by Prime Reserves and Government Plus Reserves for the Fiscal Year Ended August 31, 2007

	Government Plus Reserves	Prime Reserves
Liquidity Class Shares
Distribution Fee	—	—
Service and Administration Fees	$26	$26
Fees Waived by Shareholder Service Provider	$11	$11

Adviser Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	$20,139	$414,285

Institutional Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	$18,337	$168,563

Retail A Shares
Distribution Fee	$—	N/A
Service and Administration Fees	$10,066	N/A

Capital Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	—	—
Fees Reimbursed by the Transfer Agent	$—	$—

G-Trust Shares
Distribution Fee	$—	N/A
Service and Administration Fees	—	N/A

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Expense Limitations

The Advisor (or its predecessor) and/or the Distributor has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the table below.

Fund Level Expense Commitments

Fund Level Expense Commitments* - Period ending December 31, 2008

Fund
California Tax-Exempt Reserves**	0.20%
Cash Reserves**	0.20%
Connecticut Municipal Reserves	0.20%
Massachusetts Municipal Reserves	0.20%
Money Market Reserves**	0.20%
Municipal Reserves**	0.20%
Prime Reserves	0.16%
Treasury Reserves**	0.20%

*	The Advisor and/or some of its service providers have contractually agreed to waive fees and/or reimburse expenses (exclusive of distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed the levels listed above. There is no guarantee that this limitation will continue after December 31, 2008.
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Fund Level Expense Commitment* - Period ending December 31, 2009

Fund
Government Reserves**	0.20%
Government Plus Reserves	0.20%
New York Tax-Exempt Reserves**	0.20%
Tax-Exempt Reserves**	0.20%

*	The Advisor and/or some of its service providers have contractually agreed to waive fees and/or reimburse expenses (exclusive of distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed 0.20%. There is no guarantee that this limitation will continue after December 31, 2009.
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Management Fee Commitments

Management Fee Commitment* - Period ending December 31, 2008

Fund
California Tax-Exempt Reserves	0.19%
Cash Reserves**	0.19%
Connecticut Municipal Reserves	0.19%
Massachusetts Municipal Reserves	0.19%
Money Market Reserves	0.19%
Municipal Reserves	0.19%
Prime Reserves	0.16%
Treasury Reserves	0.19%

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Management Fee Commitment - Period ending December 31, 2009

Fund
Government Reserves	0.19%
Government Plus Reserves	0.16%
New York Tax-Exempt Reserves	0.19%
Tax-Exempt Reserves	0.19%

12b-1 Distribution Fee Waivers

Contractual 12b-1 Distribution Fee Waivers - Period ending December 31, 2008

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Prime Reserves	0.10%
Treasury Reserves	0.10%

Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Treasury Reserves	0.10%

*	The Distributor waives its 12b-1 distribution fees and/or shareholder servicing fees to the extent necessary to achieve an aggregate waiver of 0.10%, therefore, to the extent that the Distributor waives 12b-1 distribution fees and/or waives shareholder servicing fees, the total of such 12b-1 distribution and/or shareholder servicing fees will not exceed 0.15%.

Contractual 12b-1 Distribution Fee Waivers - Period ending December 31, 2009

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers*
Government Reserves**	0.10%
Government Plus Reserves	0.10%
New York Tax-Exempt Reserves**	0.10%
Tax-Exempt Reserves**	0.10%

Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers*
Government Reserves**	0.10%
New York Tax-Exempt Reserves**	0.10%
Tax-Exempt Reserves**	0.10%

*	The Distributor waives its 12b-1 distribution fees and/or shareholder servicing fees to the extent necessary to achieve an aggregate waiver of 0.10%, therefore, to the extent that the Distributor waives 12b-1 distribution fees and/or shareholder servicing fees, the total of such 12b-1 distribution and/or shareholder servicing fees will not exceed 0.15%.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the

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Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

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Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), through current	69	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	69	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President, Retail Banking — IndyMac Bancorp, Inc., from September 1999 to August 2003; Retired	69	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer —	69	Director — Conseco, Inc. (insurance)

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Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
		ING Americas, from 1999 to April 2003; and Non-Executive Director & Chairman — Conseco, Inc. (insurance), from September 2004 through current

John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007; retired	69	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Anthony M. Santomero (Born 1946) Trustee	Indefinite term; Trustee since January 2008	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current	69	None

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	69	Board Member — Piedmont Natural Gas

Standing Committees

The Trust has three standing committees, including the Audit Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for

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accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested” persons (as defined in the 1940 Act). The Audit Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested” persons (as defined in the 1940 Act). The Governance Committee met on three occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. The Investment Committee members are all not “interested” persons (as defined in the 1940 Act). The Investment Committee met on six occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

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Independent Trustee Compensation for the Fiscal Year Ended August 31, 2007

Name of Trustee	Aggregate Compensation from the Trust(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees
Edward J. Boudreau, Jr.	$94,614	$133,100	(b)
William P. Carmichael	$109,271	$153,750	(c)
Minor M. Shaw	$93,726	$132,000	(d)
R. Glenn Hilliard	$86,013	$121,000	(e)
William A. Hawkins	$96,368	$135,600	(f)
John J. Nagorniak	N/A	N/A
Anthony M. Santomero	N/A	N/A

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)	Total compensation amount includes deferred compensation payable to Mr. Boudreau in the amount of: $30,688.
(c)	Total compensation amount includes deferred compensation payable to Mr. Carmichael in the amount of: $141,792.
(d)	Total compensation amount includes deferred compensation payable to Ms. Shaw in the amount of: $60,872.
(e)	Total compensation amount includes deferred compensation payable to Mr. Hilliard in the amount of: $111,594.
(f)	Total compensation amount includes deferred compensation payable to Mr. Hawkins in the amount of: $ -.

Columbia Funds Deferred Compensation Plan

Under the terms of the Columbia Funds Deferred Compensation Plan for Eligible Trustees (the Deferred Compensation Plan), each Trustee may elect, on an annual basis, to defer all or any portion of their compensation (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Columbia Funds. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Columbia Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee’s termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his/her deferral account, the balance of the deferral account will be distributed to his/her designated beneficiary in a lump sum as soon as practicable after the Trustee’s death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his/her deferral account, the balance of the amounts credited to his/her deferral account will be distributed to his/her designated beneficiaries over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

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Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.

California Tax-Exempt Reserves — A

Cash Reserves — C

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William P. Carmichael

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

Minor M. Shaw

California Tax-Exempt Reserves — A

Cash Reserves — E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — E

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

R. Glenn Hilliard

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

E
Tax-Exempt Reserves — A Treasury Reserves — A

William A. Hawkins	California Tax-Exempt Reserves — A Cash Reserves — A	E

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Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

John J. Nagorniak

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

Anthony M. Santomero

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc.,

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2007	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007

Assistant General Counsel, Bank of America since

March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) in and prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other

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cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the

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Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following describes the types and amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The Funds paid no brokerage commissions for the past three fiscal years. The Funds paid no brokerage commissions to affiliated broker/dealers for the past three fiscal years.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

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During the fiscal year ended August 31, 2007, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of August 31, 2007, the Funds owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of August 31, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Tax-Exempt Reserves	N/A	N/A
Cash Reserves	N/A	N/A
Connecticut Municipal Reserves	N/A	N/A
Government Reserves	N/A	N/A
Massachusetts Municipal Reserves	N/A	N/A
Money Market Reserves	N/A	N/A
Municipal Reserves	N/A	N/A
New York Tax-Exempt Reserves	N/A	N/A
Prime Reserves	N/A	N/A
Tax-Exempt Reserves	N/A	N/A
Treasury Reserves	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor pay significant amounts to certain financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries varies. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of November 1, 2007, the Board has authorized the Funds to pay up to 0.15% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

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The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

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The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds)

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attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Capital Markets Corp.

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citibank, N.A.

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & SmithIncorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales

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or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A	Class B	Class C	Class Z	Daily Class	Investor Class	Trust Class	Liquidity Class	Capital Class	Adviser Class	Institutional Class	G-Trust Shares	Retail A Shares	Marsico Shares
California Tax-Exempt Reserves					✓	✓	✓	✓	✓	✓	✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓			✓
Connecticut Municipal Reserves												✓	✓
Government Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Government Plus Reserves								✓	✓	✓	✓	✓	✓
Massachusetts Municipal Reserves												✓	✓
Money Market Reserves							✓	✓	✓	✓	✓	✓	✓
Municipal Reserves				✓	✓	✓	✓	✓	✓	✓	✓
New York Tax-Exempt Reserves	✓				✓		✓		✓	✓	✓	✓	✓
Prime Reserves								✓	✓	✓	✓
Tax-Exempt Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Treasury Reserves	✓				✓	✓	✓	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’

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debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Funds are entitled to receive any dividends or other distributions declared for the Funds. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the employment of the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

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Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases. Unusual market conditions, significant levels of redemption requests, a significant percentage of illiquid securities held by the Fund, or other factors may affect the Fund’s ability to pay redemption proceeds within the normal time period for payment stated in the Prospectus.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

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•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

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Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Funds’ discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

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Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value per share of the Funds will be determined (unless the Funds close earlier) as of the times outlined in their prospectuses.

Each of the Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity of 90 days or less. The Funds generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less. The Board has established procedures reasonably designed, taking into account current market conditions and each Fund’s investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund’s outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

With respect to Cash Reserves, Money Market Reserves and Prime Reserves (the “Specified Funds”), NB Funding Company LLC (the “Support Provider”), an affiliate of CMA, has entered into a Capital Support Agreement with Columbia Funds Series Trust (the “Agreement”). The Agreement establishes the basis for the Support Provider to make a capital contribution to a Specified Fund in order to prevent realized losses from the disposition of certain covered securities from causing the Specified Fund’s market-based net asset value (“NAV”) per share to fall below the Minimum NAV Per Share (as defined below). The amount the Support Provider could be required to contribute under the Agreement is presently limited to $189 million in the aggregate for the Specified Funds (the “Maximum Contribution Amount”). The contribution obligation under the Agreement is subject to certain allocation procedures and other conditions and restrictions. The obligation to make contributions under the Agreement terminates no later than December 13, 2008 or earlier upon the payment of the Maximum Contribution Amount. Each Specified Fund is required to sell any Covered Securities (as defined below) on the business day immediately prior to December 13, 2008; provided that a Fund is not required to complete any such sale if the sale would not result in the payment of a capital contribution. Bank of America Corporation has guaranteed to the Specified Funds the payment of any capital contribution that the Support Provider is obligated to make under the Agreement.

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Subject to certain conditions, the Agreement requires the Support Provider to contribute cash in an amount necessary to prevent a Specified Loss (as defined below) from causing a Specified Fund’s market-based NAV per share to decline below specific levels set forth in the Agreement (the “Minimum NAV Per Share”). A “Specified Loss” is a loss arising from a disposition of a portfolio security that has been subject to a default or other event listed in Rule 2a-7(c)(6)(ii) under the 1940 Act (a “Covered Security”) at less than its amortized cost. A Specified Fund may also consider amounts potentially contributable under the Agreement (a “Potential Future Contribution”) as an asset of the Specified Fund in calculating its market-based NAV. Until the disposition of a Covered Security, the amount of such Potential Future Contribution may increase, decrease or be eliminated on any day the Fund calculates its market-based NAV per share as a result of changes in the market value of a Covered Security, or other factors, prior to the actual payment of the contribution by the Support Provider to the Specified Fund. The amount of such Potential Future Contribution and any actual contribution will be applied against the Maximum Contribution Amount.

As of December 28, 2007, Prime Reserves included a Potential Future Contribution in calculating its market-based NAV.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and, in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits, reduced by an interest charge on 50% of such earnings and profits, attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally

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would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to

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annually include in its taxable income, (or, for Tax-Exempt Funds, distributable income) a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund. In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign

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currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carry-forward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” (as defined below) to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

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In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company accorded special tax treatment.

A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) or in REITs or qualified REIT subsidiaries that are taxable mortgage pools (“REIT TMPs”). Under recent IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly. Additionally, dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income” (as defined below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC (which generally includes not only stock but also an option to acquire stock, such as is inherent in a convertible bond under proposed Treasury Regulations), the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the

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concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Except for exempt-interest dividends (as defined below) paid out by the Tax-Exempt Funds, all distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction (discussed below) or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

If at the close of each quarter of its taxable year at least 50% of the value of the total assets of a Tax-Exempt Fund consists of securities generating interest exempt from federal tax under Section 103(a) of the Code, then the Tax-Exempt Fund may pass through to its shareholders the tax-exempt character of its income from such assets

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by paying “exempt-interest dividends”. Exempt-interest dividends are dividends paid by a regulated investment company that are designated as such in a written notice mailed to its shareholders. Exempt-interest dividends are not generally subject to federal income tax, but they may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. In particular, if a Fund invests in certain private activity bonds, certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

A shareholder who received Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. Tax exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of a Tax-Exempt Fund’s income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. Gains realized by a Tax-Exempt Fund on sale or exchange of investments that generate tax-exempt income will be taxable to shareholders.

Further discussion of the rules applicable to Tax-Exempt Funds is provided below.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

In general, as long as a Money Market Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI. If a shareholder holds Tax-Exempt Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six-month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

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Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of “qualified dividend income.”

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions (such as for corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind, but excluding exempt-interest dividends) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN), fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding or has underreported dividend or interest income, or if the IRS notifies a Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability and may

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obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008 (subject to a potential one-year extension under proposed legislation), distributions properly designated by a Fund as “interest-related dividends” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (an “exempt foreign shareholder”). Interest-related dividends are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust over which a U.S. court is able to exercise primary supervision and with respect to which one or more U.S. persons have authority to control substantial decisions), a foreign estate (i.e., an estate the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). This tax generally will not apply to exempt-interest dividends from a Tax-Exempt Fund. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

As a Money Market Fund, each Fund does not expect to realize substantial capital gain, but no assurance can be given to this effect. If a Fund realizes any short-term capital gain with respect to taxable years of the Fund

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beginning before January 1, 2008 (subject to a potential one-year extension under proposed legislation), complex rules would apply to the qualification of Fund distributions as “short-term capital gain dividends” to foreign shareholders; therefore, foreign shareholders are urged to consult their own tax advisers and financial planners with respect to the particular tax consequences to them of an investment in a Fund.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related dividends or short-term capital gain dividends. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

Special tax rules apply to distributions that a qualified investment entity (“QIE”) makes to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of a U.S. real property interest (as defined in the Code). However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Special Tax Considerations Pertaining to All Tax-Exempt Funds

If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay exempt-interest dividends (as defined above). The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest dividends.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”). Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent that a Tax-Exempt Fund invests in such private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their shares of a Tax-Exempt Fund’s expenses in computing their AMT. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate

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shareholder is included in the shareholder’s “adjusted current earnings” as part of its AMT calculation, and may also affect its federal “environmental tax” liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

The IRS is paying increased attention to whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Tax-Exempt Funds rely on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation from its issue date to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.

Special Tax Considerations Pertaining to California Tax-Exempt Reserves

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom, is exempt from income taxation by California (“California Exempt Securities”), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (“California exempt-interest dividends”). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. California Tax-Exempt Reserves intends to qualify under the above requirements so that it can pay California exempt-interest dividends.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of California Tax-Exempt Reserves is not deductible for California stated individual income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting California Tax-Exempt Reserves and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund’s distributions constituting California exempt-interest dividends is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Special Tax Considerations Pertaining to Connecticut Municipal Reserves

Dividends paid by Connecticut Municipal Reserves will not be subject to the Connecticut individual income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public

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instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law (“Connecticut Obligations”) or from obligations the interest on which states are prohibited from taxing by federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut individual income tax, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut individual income tax who are required to pay the federal alternative minimum tax. Dividends paid by Columbia Connecticut Municipal Reserves, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

Special Tax Considerations pertaining to Massachusetts Municipal Reserves

Distributions by Massachusetts Municipal Reserves to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from a Fund’s other net investment income and net short-term capital gains (which may include exempt-interest dividends attributable to the Fund’s investments in municipal securities of other states) generally will be taxable at ordinary Massachusetts personal income tax rates. Except as noted earlier in respect of capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, generally the Fund’s capital gain dividends will be taxable by the Commonwealth as long-term capital gains. The Fund will mail a statement to its shareholders no later than 60 days after the close of its tax year showing which portion of the Fund’s distributions and capital gain dividends are exempt from Massachusetts personal income tax.

Distributions by Massachusetts Municipal Reserves to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The portion of the New York Tax-Reserves’ exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund’s distributions.

Tax-Exempt Shareholders

Under current law, the Funds generally “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt

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shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if a Fund allocates excess inclusion income (discussed above) to such shareholder.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more (for an individual shareholder) or $10 million or more (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Additional Municipal Securities Risk

The Supreme Court has agreed to review an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bond funds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in a Fund. This also has the potential to cause a decline in the value of the municipal securities held by a Fund which, in turn, would reduce the value of a Fund’s shares. The Supreme Court heard oral arguments in the case in November 2007.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CALIFORNIA TAX-EXEMPT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	501,827,406.32	95.35%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	147,492,805.37	23.66%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	46,426,324.05	7.45%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	150,946,273.97	24.21%

CALIFORNIA TAX-EXEMPT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,566,278,778.00	99.98%

CALIFORNIA TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	589,884,017.08	99.16%

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Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CALIFORNIA TAX-EXEMPT RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	197,719,342.55	97.06%

CALIFORNIA TAX-EXEMPT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	60,202,419.44	100.00%

CALIFORNIA TAX-EXEMPT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	150,946,273.97	95.23%

CASH RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	10,656,000,000	56.96%

CASH RESERVES — Adviser Class BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST DALLAS TX 75202-3920	4,460,664,860.00	23.84%

CASH RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,722,164,192.00	9.20%

CASH RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,561,778,995.	8.35%

95

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,059,539,767.00	57.82%

CASH RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,291,279,197.00	18.77%

CASH RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	773,307,821.41	6.33%

CASH RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	18,367,909,011	99.99%

CASH RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	2,565,570,801.00	38.21%

CASH RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,942,501,842.00	28.93%

CASH RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,400,607,721.00	20.86%

96

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Institutional Class BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3920	725,000,000.00	10.80%

CASH RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	103,640,618.23	9.47%

CASH RESERVES — Investor Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	462,929,424.21	42.29%

CASH RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	370,581,141.75	33.85%

CASH RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	121,568,164.08	11.11%

CASH RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	824,392,032.60	78.00%

CASH RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	106,000,000.00	10.03%

97

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Liquidity Class NFS LLC FEBO DAVID D CASEY 15255 SWITZER RD OVERLAND PARK KS 66221-9551	96,794,180.95	9.16%

CASH RESERVES — Marsico Class UMB FUND SERVICES INC AS AGENT FOR MARSICO FUNDS INC 803 W MICHIGAN ST SUITE A MILWAUKEE WI 53233-2301	12,787,554.33	100.00%

CASH RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,417,370,026.00	96.90%

CASH RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	391,461,440.20	86.44%

CASH RESERVES — Class C CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	1,654,983.70	15.54%

CASH RESERVES — Class Z COLUMBIA MGMT DISTRIBUTORS, INC 100 FEDERAL STREET BOSTON MA 02110-1802	69,009,119.24	9.89%

GOVERNMENT RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	1,094,000,000.00	64.78%

GOVERNMENT RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	218,793,906.45	12.96%

98

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	323,166,127.69	19.14%

GOVERNMENT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,331,784,988.00	63.67%

GOVERNMENT RESERVES — Capital Class CITIBANK N.A. FBO DCNAH ATTN: TERRI KEUM 111 WALL ST 15TH FLOOR NEW YORK NY 10005-3509	1,008,307,629.00	19.27%

GOVERNMENT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	344,689,272.43	6.59%

GOVERNMENT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	869,362,015.16	100.00%

GOVERNMENT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,051,347,245.00	66.74%

GOVERNMENT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	376,237,497.01	23.88%

99

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROSA SANTIAGO MONEY MKT FUNDS 26 BROADWAY 13TH FLOOR NEW YORK NY 10004-1703	120,446,529.92	7.65%

GOVERNMENT RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	100,291,968.18	50.29%

GOVERNMENT RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	62,595,480.02	31.39%

GOVERNMENT RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	32,366,980.82	16.23%

GOVERNMENT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	559,269,960.41	70.28%

GOVERNMENT RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	223,000,000.00	28.02%

GOVERNMENT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	290,217,854.25	99.97%

100

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Class A NFS LLC FEBO KATHERINE A BINDER WILLIAM P BINDER 90 CASCADE KY BELLEVUE WA 98006-1030	2,812,931.63	28.72%

GOVERNMENT RESERVES — Class A NFS LLC FEBO NFS/FMTC IRA FBO MICHAEL W ROCHE 6 OPEN TRAIL DR SANDWICH MA 02563-3119	1,175,455.24	12.00%

GOVERNMENT RESERVES — Class A NFS LLC FEBO CARLOS EXPOSITO 40 NW 124TH AVE MIAMI FL 33182-1234	1,128,838.87	11.53%

GOVERNMENT RESERVES — Class A NFS LLC FEBO WENDY M DONOHOE 3185 ADAMSWOOD DR SAN JOSE CA 95148-2707	978,367.57	9.99%

GOVERNMENT RESERVES — G Trust BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	255,046,809.10	98.27%

MONEY MARKET RESERVES — G Trust BANK OF AMERICA NA 411 N AKARD ST 6TH FLR DALLAS TX 75201-3307	689,636,945.30	95.39%

MONEY MARKET RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	7,431,000,000.	90.53%

MONEY MARKET RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	661,585,663.81	8.06%

101

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MONEY MARKET RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	8,078,053,473.	63.77%

MONEY MARKET RESERVES — Capital Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYCARUSE NY 13057-1382	1,883,061,981.	14.86%

MONEY MARKET RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	976,913,712.66	7.71%

MONEY MARKET RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,388,062,305.	99.55%

MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR ALAMO HOUSING FINANCE CORP SERIES 2001 2001 BRYANT ST FL8 DALLAS TX 75201-3002	15,975,156.25	23.09%

MONEY MARKET RESERVES — Investor Class THE BANK OF NEW YORK CO OF FL AS TTEE FOR CAPITAL AREA HOUSING FINANCE CORP SER 2000-1 ATTN PEG MAKOWSKI 2001 BRYANT ST FL8 DALLAS TX 75201-3002	15,202,369.00	21.98%

MONEY MARKET RESERVES — Investor Class WELLS FARGO BANK TX NA TRUSTEE FOR HIDALGO/WILLACY ATTN CORPORATE TRUST-MELISSA SCOTT 505 MAIN ST STE 301 FORT WORTH TX 76102-5469	12,617,983.00	18.24%

102

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR NORTEX HOUSING FINANCE CORP 2001-1 ATTN PEG MAKOWSKI 2001 BRYANT ST FL8 DALLAS TX 75201-3002	13,083,070.83	18.91%

MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR COASTAL BEND HOUSING FINANCE CORP SERIES 2001-1 ATTN PEG MAKOWSKI 600 NORTH PEARL ST STE 420 DALLAS TX 75201-4141	12,296,309.00	17.77%

MONEY MARKET RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,141,571,285.	78.77%

MONEY MARKET RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	296,000,000.00	20.42%

MONEY MARKET RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	64,324,129.84	92.05%

MUNICIPAL RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	536,000,000.00	56.17%

MUNICIPAL RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	349,860,436.84	36.66%

103

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MUNICIPAL RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	64,671,984.260	6.78%

MUNICIPAL RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	2,255,677,576.	67.96%

MUNICIPAL RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	476,098,386.44	14.34%

MUNICIPAL RESERVES — Capital Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	319,212,555.49	9.62%

MUNICIPAL RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,583,275,696.	100%

MUNICIPAL RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	825,267,426.02	72.09%

MUNICIPAL RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	296,151,437.23	25.87%

104

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MUNICIPAL RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	48,175,259.80	86.15%

MUNICIPAL RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	6,851,709.9700	12.25%

MUNICIPAL RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	196,000,000.00	72.18%

MUNICIPAL RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	69,904,137.710	25.74%

MUNICIPAL RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	440,548,264.87	99.37%

NEW YORK TAX EXEMPT RES — Retail A Class DOMENIC J VIGLIOTTI PO BOX 205 SOMERS NY 10589-0205	37,024.98	55.63%

NEW YORK TAX EXEMPT RES — Retail A Class KELLY K PHILIP 14 HALL AVE LARCHMONT NY 10538-2929	29,532.21	44.37%

NEW YORK TAX-EXEMPT RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,075,647.49	61.58%

105

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
NEW YORK TAX-EXEMPT RESERVES — Adviser Class NFS LLC FEBO PETER PATINELLA MARISA PATINELLA 45 PEALE RD MANHASSET NY 11030-2803	2,017,899.71	17.56%

NEW YORK TAX-EXEMPT RESERVES — Adviser Class NFS LLC FEBO BRIAN SIVIN MARNI SIVIN 1 SADDLE LN ROSLYN HTS NY 11577-2727	658,599.82	5.73%

NEW YORK TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	83,163,446.92	76.74%

NEW YORK TAX-EXEMPT RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	40,001,760.02	99.99%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	90,566,401.83	58.51%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	38,550,156.13	24.90%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	17,205,748.57	11.12%

106

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
NEW YORK TAX-EXEMPT RESERVES — Institutional Class CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	8,469,956.21	5.47%

NEW YORK TAX-EXEMPT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS, TX 75201-3307	43,106,301.99	100.00%

NEW YORK TAX-EXEMPT RESERVES — Daily Class FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	10,316.45	100.00%

NEW YORK TAX-EXEMPT RESERVES — G-Trust Class BANK OFAMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	17,548,587.01	100.00%

TAX-EXEMPT RESERVES — G-Trust Class BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	712,652,721.81	99.99%

TAX-EXEMPT RESERVES — Retail A Class STEPHEN D R MOORE PATRICIA MOORE JT TEN 10 BELLEVUE AVE CAMBRIDGE MA 02140-3614	1,495,896.57	9.12%

TAX-EXEMPT RESERVES — Retail A Class JOHN C STOWE C/O LUTCO BALL BEARINGS 677 CAMBRIDGE ST WORCESTER MA 01610-2631	1,012,740.23	6.17%

TAX-EXEMPT RESERVES — Retail A Class BACK BAY SHUTTER CO INC. 169 MERRIMAC STREET WOBURN MA 01801-1748	856,422.53	5.22%

TAX-EXEMPT RESERVES — Retail A Class PHILIP S. KASTEN & CAROLYN KOSS KASTEN JT TEN 6 AZALEA LANE NASHUA NH 03062-1894	856,560.06	5.22%

107

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES —Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	23,816,602.80	43.64%

TAX-EXEMPT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	30,756,688.49	56.36%

TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	958,845,236.99	56.89%

TAX-EXEMPT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	407,442,269.66	24.17%

TAX-EXEMPT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	27,357,225.49	97.81%

TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	179,548,415.68	64.51%

TAX-EXEMPT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	96,871,640.03	34.81%

108

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	418,398.88	10.43%

TAX-EXEMPT RESERVES — Investor Class NFS LLC FEBO JAMES E HOFFMAN NICHOLA J HOFFMAN 532 SHREWSBURY AVE OCEANPORT NJ 07757-1445	1,105,656.10	27.57%

TAX-EXEMPT RESERVES — Investor Class GILES C UPSHUR III 6601 RIVER ROAD RICHMOND VA 23229-8528	398,916.75	9.95%

TAX-EXEMPT RESERVES — Investor Class BANK OF AMERICA ESCROW AGT FOR YELLOW HOLDING INC & CONNEX NORTH AMERICA INC (SELF INSURANCE) 8757 GEORGIA AVE SUITE 1300 SILVER SPRING MD 20910-3756	238,773.754	5.95%

TAX-EXEMPT RESERVES — Investor Class BETTY U. BERG TRUSTEE 106 OVERCREST CIR BREVARD NC 28712-9389	212,308.81	5.29%

TAX-EXEMPT RESERVES — Investor Class ORIANA M MCKINNON 552 MOWBRAY ARCH NORFOLK VA 23507-2130	209,731.25	5.23%

TAX-EXEMPT RESERVES — Investor Class MARYLAND IMPORTS LIMITED ATTN: WILLIAM LANE 2700 CALVERT ST NW APT 818 WASHINGTON DC 20008-2663	204,184.72	5.09%

TAX-EXEMPT RESERVES — Liquidity Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	58,740,617.43	72.87%

109

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	21,871,960.07	27.13%

TAX-EXEMPT RESERVES —Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	3,186,786,026.	99.07%

TAX-EXEMPT RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	14,258,004.08	91.12%

TREASURY RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	6,531,000,000.	68.70%

TREASURY RESERVES — Adviser Class BANK OF AMERICA OF TEXAS NA NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3920	1,890,032,011.00	19.88%

TREASURY RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	641,320,727.04	6.75%

TREASURY RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENE FIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	5,452,195,770.	42.52%

110

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TREASURY RESERVES — Capital Class CITIBANK N.A. FBO DCNAH ATTN: TERRI KEUM 111 WALL ST 15TH FLOOR NEW YORK NY 10005-3509	2,021,182,925.	15.76%

TREASURY RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,788,948,704.	21.75%

TREASURY RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	979,933,789.30	99.94%

TREASURY RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,017,685,413.00	38.72%

TREASURY RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3RD FLOOR JERSEY CITY NJ 07306	574,580,198.16	21.86%

TREASURY RESERVES — Institutional Class BANK OF AMERICA OF TEXAS NA NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3908	815,000,000.00	31.01%

TREASURY RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	218,414,514.81	8.31%

111

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TREASURY RESERVES — Investor Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3RD FLOOR JERSEY CITY NJ 07306	123,703,084.01	53.06%

TREASURY RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	63,357,268.38	27.17%

TREASURY RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	43,746,651.97	18.76%

TREASURY RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	698,134,135.05	83.60%

TREASURY RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	103,000,000.00	12.33%

TREASURY RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	855,163,367.96	99.43%

TREASURY RESERVES — Class A THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	571,769,392.88	97.05%

MASSACHUSETTS MUNI RESERVES — Retail A Class NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	116,356,676.01	95.07%

112

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MASSACHUSETTS MUNICIPAL RESERVES — G-Trust Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	222,244,643.21	100.00%

CONNECTICUT MUNICIPAL RESERVES — G-Trust Class JOSEPH A GAROFOLI III SUSAN SHUSKUS GAROFOLI JTWROS 20 WHLAING RD DARIEN CT 06820-5930	8,283,739.05	27.50%

CONNECTICUT MUNICIPAL RESERVES — G-Trust Class NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH ST STATION NEW YORK NY 10005-3908	19,866,718.98	65.94%

CONNECTICUT MUNICIPAL RESERVES — Retail A Class BANK OF AMERICA NA 6th FLOOR 411 N AKARD ST DALLAS TX 75201-3307	229,991,674.00	99.57%

GOVERNMENT PLUS RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	21,271,032.50	100.00%

GOVERNMENT PLUS RESERVES — Capital Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	319,081,001.03	76.96%

GOVERNMENT PLUS RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	95,551,286.36	23.04%

GOVERNMENT PLUS RESERVES — G-Trust Class BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	200,971,059.48	92.59%

113

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT PLUS RESERVES — Retail A Class CLIFFORD LAWTON KATHY A LAWTON 14 HICKORY HILL WAY WEST GRANBY CT 06090	964,714.22	10.31%

GOVERNMENT PLUS RESERVES — Retail A Class NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT 5TH FLR ONE WORLD FINANCIAL CENTER 200 LIBERTYS STREET NEW YORK NY 10281-5503	715,801.38	7.65%

GOVERNMENT PLUS RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	50,982,500.39	100.00%

GOVERNMENT PLUS RESERVES — Liquidity Class FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	11,000.45	100.00%

PRIME RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	181,750,258.52	100.00%

PRIME RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,200,700,656.	55.60%

PRIME RESERVES — Capital Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	1,438,501,447.	24.99%

114

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
PRIME RESERVES — Capital Class NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MIKE MCLAUGHLIN PO BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	680,461,465.28	11.82%

PRIME RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	431,846,872.86	99.70%

PRIME RESERVES — Liquidity Class FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	10,991.10	100.00%

As of November 30, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
California Tax-Exempt Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	2,855,709,544.00	69.96%

Cash Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	22,092,338,310.00	35.71%

Connecticut Muni Reserves	BANK OF AMERICA NA 6th FLOOR 411 N AKARD ST DALLAS TX 75201-3307	229,991,674.00	88.08%

115

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Government Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	4,586,378,320.00	41.78%

Government Plus Reserves	BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	520,052,060.51	72.91%

Massachusetts Muni Reserves	NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	116,356,676.01	33.76%

	BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	222,244,643.21	64.49%

Money Market Reserves	BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	7,727,000,000.00	28.95%

	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	13,269,272,728.00	49.72%

116

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Municipal Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	2,596,675,386.00	33.24%

	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FL CHARLOTTE NC 28255-0001	3,222,372,834.00	41.25%

New York Tax-Exempt Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	130,568,161.85	34.78%

	BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS, TX 75201-3307	143,818,335.92	38.31%

Prime Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FL CHARLOTTE NC 28255-0001	3,814,297,788.00	59.86%

Tax-Exempt Reserves	BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	4,858,283,985.00	79.75%

Treasury Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,809,336,045.00	27.44%

117

APPENDIX A—DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

•	AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

•	AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

•

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

•

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

•

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB — rating.

•

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

•

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

•	CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

•

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

A-1

•	CI rating is reserved for income bonds on which no interest is being paid.

•

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

•

SP-1. Notes rated SP — 1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

•	SP-2. Notes rated SP — 2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

•

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

•

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

•

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

•

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

•

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

A-2

•

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

•

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

•

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

•	MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•	MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

A-3

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

•

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

•

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

•

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

•

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

•

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

•

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

•

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

•	CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

•	C bonds are in imminent default in payment of interest or principal.

•

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

A-4

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

•	F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

•	F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

•

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

•

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

•

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

•	B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

•

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

•	D obligations are in actual or imminent payment default.

A-5

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

B-1

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B - Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

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Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

1	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined

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proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1.	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4.	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6.	Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7.	Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8.	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

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Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

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Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

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•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

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•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

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3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

¡	Whether the company has attained benefits from being publicly traded.

¡	Cash-out value

¡	Balanced interests of continuing vs. cashed-out shareholders

¡	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

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Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

¡	Credible reason exists to question:

■	The auditor’s independence, as determined by applicable regulatory requirements.

■	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

¡

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

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CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

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•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

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Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

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Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

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CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

¡	Change, without shareholder approval the domicile of the fund

¡	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

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•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

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3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group [2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

Name:

Signed:

Date:

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

            FOR

            AGAINST

            WITHHOLD

            ABSTAIN

Brief rationale:

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Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

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APPENDIX C — DESCRIPTION OF STATE CONDITIONS

California

In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information relates specifically to California Intermediate Municipal Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although the Fund has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors. The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes.

During the economic boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California’s economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. For fiscal years ending June 2002, 2003 and 2004, revenue projections repeatedly proved too optimistic and shortfalls resulted. The State’s economy began to improve in 2004 and grew at a solid pace, resulting in General Fund revenues that exceeded 2005-06 Budget forecasts.

Beginning in fiscal year 2006-07, California’s economic expansion began to cool as growth in both wage and salary employment and taxable sales declined, the unemployment rate rose and new residential building permits dropped. According to the California Legislative Analyst’s Office (“LAO”), a nonpartisan agency, the key factors contributing to the economic slow down in California are high energy and gasoline prices and sharply declining real estate markets due to, in part, the State’s overheated housing market and, in part, the subprime mortgage market crisis that followed the early 2000s’ housing boom. The LAO, in its “California’s Fiscal Outlook” report published in November 14, 2007 (the “Fiscal Outlook Report”), predicts economic growth to continue to be slow through the first half of 2008, with recovery beginning later in the year and continuing into 2009.

Fluctuations in General Fund revenues are more pronounced than the volatility in California’s overall economy and more substantial than the revenue fluctuations in other states, according to a January 2005 study by the Legislative Analyst’s Office (“LAO”), a nonpartisan agency. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying structural budget imbalance whereby anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenue.

California’s personal income gained 6.5 percent in 2006, but is predicted by the LAO in its Fiscal Outlook Report to slow to 5.3 percent in 2007 and then 4.9 percent in 2008 before a partial rebounding to 5.4 percent in 2009. Taxable sales increased 3.9 percent in 2006 compared to an increase of 7.4 percent in 2005, but is expected by the LAO to increase by only 3.2 percent in 2007 followed by 3.8 percent in 2008 before firming up in 2009 to 4.7 percent. The pace of non-farm job growth slowed from a 2.1 percent year-over-year pace in the first quarter of 2006 to 0.7 percent during the 12 month period ending October 2007, which marks the first time since June 2004 in which the year-over-year pace of growth dipped below one percent. The State’s unemployment rate

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averaged 4.9 percent in 2006. In October 2007, the State’s unemployment rate was 5.6 percent, with only two out of eleven major industry sectors gaining jobs. The California Department of Finance noted that the housing slump contributed to nearly half of the job losses in October 2007. According to the LAO, California real estate-related industries, including developers, contractors, real estate agents, financial institutions, title companies and insurers, have in recent years accounted for approximately 15 to 20 percent of the State’s private sector economy.

Between 2001 and 2005, the State experienced an unprecedented boom in its real estate markets, fueled not only by rising demand for housing by California’s growing population, but, as the LAO noted, speculation by real estate investors and increased use of sub-prime mortgage loans and risky lending standards to facility home buying by marginally qualified purchasers. During this period, the median price for existing home sales more than doubled, from $262,420 in April 2001 to $542,720 in June 2005 and new home construction registered its highest levels in nearly 15 years.

Since mid-2005, however, the California real estate market has been experiencing a significant downturn triggered substantially by the meltdown in the sub-prime mortgage market, tightening credit standards, rising foreclosures, and burgeoning new home inventories. The housing downturn has placed significant downward pressure on California home sales, prices and construction. By October 2007, sales of existing single-family homes had declined for the eighth consecutive month-over-month period, down to 265,000 units on a seasonally adjusted annual rate basis, a decrease of over 40 percent from a year earlier, according to the California Association of Realtors. Weakening sales continue to depress the State’s median existing single-family home price, which had fallen from a record high of $597,640 in April 2007 to $497,100 in October 2007. Residential construction permitting during the first ten months of 2007 was down over 30 percent from the same months of 2006.

The reduction in home values, reduced home building and home sales, together with other economic factors such as rising energy and oil prices, have contributed to a slowdown in consumer spending, taxable sales growth and job growth in the State. The problems with subprime mortgages and the related financial market volatility, credit tightening and rising mortgage foreclosures have worsened the housing sector downturns and raised the risk of further deterioration in the State’s economy.

Bond Ratings. Three major credit rating agencies, Moody’s Investors Service, Standard and Poor’s (or S&P) and Fitch Ratings, assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In May 2006, Moody’s upgraded the credit rating of the State’s general obligation bonds from A2 to A1, because of a strong economy and growing tax revenue. Also in May 2006, S&P upgraded its rating from A to A+, citing California’s “strong economic growth in almost all sectors,” and its recent revenue surge, which led to a higher than expected general fund balance and reduced the State’s structural deficit. In June 2006, Fitch upgraded the rating of the same bonds from A to A+, citing the State’s continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. These ratings are the most currently available and it is not possible to determine whether or the extent to which Moody’s, S&P or Fitch will change such ratings in the future.

Notwithstanding the upgrades by the rating services, California’s general obligation bonds currently have lower ratings than all rated states other than Louisiana. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

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State Finances. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State’s Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation. The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties (“SFEU”). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the Special Reserve Fund is dedicated to repayment of $11 billion of economic recovery bonds (ERBs), which were authorized by voters and sold in fiscal year 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations taken prior to June 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

Budget Process.

California’s fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor’s proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose balanced budgets, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all previous revenue sources, including prior year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits.

To pass a budget act requires a two-thirds vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetos are subject to override by a two-thirds vote in each house of the Legislature. Appropriations also may be included in legislation other than the annual budget act. Except for bills containing appropriations for K-12 schools or community colleges, which require only a simple majority vote, appropriating legislation must be passed by a two-thirds majority in the Legislature and signed by the Governor. Funds necessary to fulfill an appropriation need not be in the State Treasury at the time the appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Fiscal Year 2006-07 Budget.

The 2006-07 Budget Act, enacted on June 30, 2006 (the “2006-07 Budget”), projects revenues to increase 1.2 percent to $93.9 billion and expenditures to increase 9.5 percent to $101.3 billion. The 2006-07 Budget assumed that the State General Fund would end fiscal year 2005-06 with a positive reserve of $9.5 billion. The resulting shortfall between expenditures and revenues was expected to draw down the current year reserve to $2.1 billion at the end of fiscal year 2006-07. The spending growth reflects significant spending increases for a variety of State programs and repayments and/or prepayments of $2.8 billion on obligations incurred in prior years. Education received the largest funding increase, with the minimum guaranteed amount for 2006-07 fully paid, and $2.9 billion allocated to restore guaranteed amounts that were withheld to save money in 2004-05 and 2005-06. The 2006-07 Budget paid the Transportation Improvement Fund the full $1.4 billion of annual gasoline tax revenue owed under Proposition 42, and repaid $1.4 billion of borrowing and transfers withheld pursuant to cost avoidance mechanisms implemented in the 2003-04 and 2004-05 Budgets. The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion. The 2006-07 Budget did not include any significant tax changes.

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Some of the revenue and cost-saving assumptions reflected in the 2006-07 Budget were uncertain at the time of enactment.

Fiscal Year 2007-08 Budget.

On January 10, 2007, Governor Schwarzenegger released his proposed budget for 2007-08 (the “2007-08 Governor’s Budget”). The 2007-08 Governor’s Budget proposed an increase in General Fund appropriations of one percent, from an estimated $102.1 billion in 2006-07 to $103.1 in 2007-08, while revenues are projected to increase 7.7 percent, from an estimated $95 billion in 2006-07 to $102.3 billion in 2007-08. The operating shortfall is expected to reduce the budget reserve from an anticipated balance of $2.9 billion at the end of fiscal year 2006-07 to $2.1 billion by the close of fiscal year 2007-08.

The 2007-08 Governor’s Budget proposes a significant increase in education spending over 2006-07, including a $3.1 billion increase for K-12 education and a $1.0 billion increase for higher education.

To maintain a budget reserve at the end of the 2007-08 fiscal year, despite expenditure growth of $1.2 billion, the Governor’s Budget includes $3.4 billion in cost-saving and revenue-generating solutions. The solutions include $496 million in reduced appropriations for the California Work Opportunity and Responsibility to Kids (CalWORKS) program, by suspending the July 2007 cost-of-living adjustment and eliminating the grant to children in families that are out of compliance with the program. Other features of the 2007-08 Governor’s Budget include appropriation of $13.7 billion of bonds approved by the voters in November 2006 as part of a $115.8 billion Strategic Growth Plan package.

On May14, 2007, Governor Schwarzenegger released his revised budget for 2007-08 (the “2007-08 May Revision”), which projected reduced revenues for fiscal years 2006-07 and 2007-08 combined, primarily as a result of weaker-than-expected collections of personal income taxes and sales taxes in April 2007. The 2007-08 May Revision estimates General Fund revenues and transfers of $101.253 billion and General Fund expenditures of $103.8 billion. State officials describes most General Fund spending as non-discretionary, required by federal or state law, binding labor agreements or court orders. Of the total spending proposed by the 2007-08 May Revision, $1.7 billion, or two percent, is dedicated to paying debt, and $1 billion, or less than one percent, is proposed for policy choices.

By statute, the 2007-08 Budget will include at least $1 billion to retire ERBs, and the Governor has proposed to allocate an additional $600 million to prepay a portion of the ERBs. If this proposal is enacted, the total set aside to repay the ERBs will equal $7.4 billion in the four years since the bonds were issued. The Department of Finance projects that the ERBs will be fully retired in November 2009, 14 years ahead of schedule.

Changes of the 2007-08 May Revision from the 2007-08 Governor’s Budget include restoring funding for school transportation, fully funding the Proposition 98 school funding minimum guarantee, redirecting gasoline sales tax revenues designated for transit uses to the General Fund and suspending the January 2008 cost-of-living increase for the supplemental security income programs. The 2007-08 May Revision estimates that the 2006-07 and 2007-08 fiscal years will end with a budgetary reserve of $4.4 billion and $2.2 billion, respectively. The net operating deficit in 2007-08 is estimated to be $1.4 billion, as adjusted for debt repayments, major non-structural costs and the recognition of a major one-time gain.

In the 2007-08 May Revision, the Governor proposed other revenue solutions, including selling the State student loan guarantor, Ed-Fund, to a private buyer for a one-time payment of approximately $1 billion. The Governor also proposed consideration of leasing the State lottery to private operators to improve lottery returns.

In its Overview of the 2007-08 May Revision, dated May 15, 2007, the LAO stated that the revenue and expenditure assumptions in the 2007-08 May Revision are generally reasonable, but that it did not make adequate

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provision for intervening events that would require increased expenditure or reduce revenue, including litigation and other risks. The LAO anticipates that General Fund expenditures will exceed revenues in 2007-08 by $3.5 billion, rising to over $5 billion in 2008-09, and that a pattern of shortfalls will continue in subsequent years. The LAO points out that as the housing market slows, cities and counties have less revenue to fund K-12 education, which means that the State’s obligation increases in order to maintain the funding levels guaranteed by Proposition 98.

Several features of the May Revision were uncertain at the time they were proposed. For example, the May Revision assumed that bond proceeds of $314 million would be derived from certain tribal gaming revenues. Lawsuits challenging the revenue-generating tribal gaming compacts have prevented the bonds from being sold.

The Governor signed the 2007 Budget Act on August 24, 2007 (the “2007-08 Budget”), which was substantially in line with the Governor’s proposals in the 2007-08 May Revision. The 2007-08 Budget assumes that the State General Fund will end the 2006-07 fiscal year with a positive reserve of $4.1 billion. The 2007-08 Budget calls for total expenditures of $102.3 billion from the General Fund with expected revenues of an equal amount, leaving an anticipated 2007-08 fiscal year end positive reserve of $4.1 billion. As signed by the Governor, the 2007-08 Budget reflects a 0.6 percent increase in expenditures over the 2006-07 fiscal year, while revenues are expected to rise 6.5 percent. The 2007-08 Budget assumes that the State will not issue ERBs or raise taxes.

Since the adoption of the 2007-08 Budget, however, the fiscal year 2007-08 budget situation has deteriorated by almost $6 billion according to the LAO. In its Fiscal Outlook Report, the LAO predicts that, absent corrective action, the State would end the current fiscal year with a $1.9 billion deficit rather than a budgeted reserve of $4.1 billion. According to the LAO, the State’s dimming fiscal outlook is due to the following key factors:

•

continued softness in the State’s economy driven primarily by depressed real estate market and high energy and gasoline prices, which the LAO predicts will reduce expected 2007-08 tax revenues by more than $2 billion;

•	lower property taxes due in significant part to the slumping real estate market, driving State General Fund spending on K-14 education upwards;

•	a likely delay in, and reduction in anticipated revenues from, the sale of EdFund;

•

delayed implementation of new tribal gaming compacts, which is anticipated to reduce 2007-08 General Fund revenues from tribal compacts by more than $200 million lower than projected by the 2007-08 Budget; and

•

increasing expenditures, including payment of a $500 million court judgment to the retired school teachers’ pension fund, anticipated increases in correctional officer salaries, and increased emergency firefighting costs incurred in combating the November 2007 wildfires.

In addition to a negative carry-in balance from fiscal year 2007-08, the LAO projects the State will face an $8 billion operating shortfall in fiscal year 2008-09 as revenues are projected to grow by 4.6 percent, hampered by the ongoing effects of the weakened economy, while expenditures are projected to grow by 7 percent, reflecting both cost increases in most State programs and the end of many fiscal year 2007-08 one-time budget solutions.

Future Budgets.

Actions taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures cannot be predicted. Among many other variables, a significant source of future liabilities is the post-employment health benefits that the State provides to its employees and their spouses and

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dependents. The State recognizes these costs on a “pay-as-you-go” basis, and the amount budgeted for these benefits has doubled to $1.1 billion in the five-year period between fiscal years 2002-03 and 2007-08. The long-term costs for post-employment benefits may negatively affect the State’s financial reports and impact is credit ratings if the State does not adequately manage these costs. It is anticipated that these costs will continue to grow in the future.

The State budget will also be affected by national and State economic conditions and other factors.

State Indebtedness.

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2007 Debt Affordability Report released in October 2007, the State Treasurer adopts an approach to measuring debt affordability fundamentally different than in prior years, which had measured affordability based upon a debt ratio of debt service payments as a percentage of General Fund revenues. The 2007 Debt Affordability Report concludes that the right amount of debt “is not indicated by any one ratio or percentage” and, instead, examines debt affordability from a public policy perspective. The State Treasurer predicts a $14.6 billion gap by the 2027-28 fiscal year between General Fund revenues and the combined costs of operating expenditures and debt service. This imbalance over the 20-year forecast period is equal, on average, to an annual General Fund revenue shortfall of 3.5 percent. The State Treasurer concludes that, although the 3.5 percent yearly shortfall should not be an insurmountable problem, the State will not be able to afford both debt service and operating expenditures for programs unless it addresses the substantial, persistent budgetary imbalance.

General Obligation Bonds. California’s capacity to issue general obligation bonds is described in the State constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond authorizing acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds be paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of November 1, 2007, the State had outstanding approximately $50.9 billion aggregate principal amount of voter-authorized general obligation bonds (including the $8.3 billion of ERBs), of which approximately $40.7 billion is payable primarily by the General Fund, and approximately $10.2 billion is payable from other revenue sources. As of November 1, 2007, there were unused voter authorizations for the future issuance of approximately $67.8 billion long-term general obligation bonds.

In response to the Governor’s proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions on the November 2006 ballot. The funds authorized by the four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security, (ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

An initiative measure authorizing $5.4 billion in bonds for water quality and flood control also was approved by voters on the November 2006 ballot. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State issued the first $250 million tranche in October 2007. Proceeds of the initial issuance will be used to fund more than $200 million in new research grants and pay off $48 million in outstanding bond anticipation notes incurred to support the research while litigation was pending.

Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation

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commercial paper program, not more than $2.5 billion principal amount of general obligation commercial paper notes may be outstanding at any time. As of September 1, 2007, the State had $16.0 million aggregate principal amount of general obligation commercial paper notes outstanding.

Lease-Revenue Bonds. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.6 billion General Fund-supported lease-revenue debt outstanding at November 1, 2007. On May 3, 2007, Governor signed legislation authorizing the issuance of up to $7.4 billion lease revenue bonds to finance construction of state prisons, county jails and local re-entry facilities. On October 11, 2007, a Superior Court judge dismissed a lawsuit challenging the legality of the proposed financing.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $49.7 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of June 30, 2007.

Future Issuance Plans. In light of significant new authorizations for State bonds, the State expects the volume of general obligation bonds and lease revenue bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. The State Treasurer’s Office estimates issuance of new general obligation and lease-revenue bonds in fiscal year 2007-08 will be approximately $8.5 billion, of which $1.5 billion has been issued through November 15, 2007. Based on existing Legislative appropriations and current projections of program needs, the State’s Department of Finance has estimated that annual new money issuance for these obligations in the four fiscal years from 2008-09 to 2011-12 will total approximately $12 billion, $16 billion, $12 billion, and $8 billion, respectively. The foregoing estimates may be higher if the voters or the Legislature approve additional new bond authorizations. The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs, interest rate and other market conditions at the time of issuance.

Governor Schwarzenegger is promoting a $4 billion bond proposal for building dams, for presentation to voters in 2008. A $9.95 billion bond measure for high speed rail projects was moved from the November 2006 ballot to the 2008 general election. The Governor has proposed to defer the light rail bond measure indefinitely.

Economic Recovery Bonds. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, the ERBs are secured by the State’s full faith and credit. The State issued $10.9 billion principal amount of ERBs, which resulted in net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year. The State may issue the remainder of the authorized ERBs at any time in the future, but the 2007-08 Budget assumes no ERBs will be issued in fiscal year 2007-08. The State retired early approximately $1.7 billion of the ERBs during fiscal years 2005-06 and 2006-07, and anticipates that approximately $2.6 billion of the ERBs will be retired in fiscal year 2007-2008, including almost $2.2 billion in early prepayments.

Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement with four major cigarette manufacturers, which agreed to make payments to the State in perpetuity. In 2002, the State authorized the sale of revenue bonds secured by the tobacco settlement revenues. On March 14, 2007, the State completed a

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refinancing of the bonds, which included a covenant that the Governor will request a General Fund appropriation to pay debt service and related costs if revenues fall short. The Legislature is not obliged to make a requested appropriation, and the tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions. The refinancing generated additional proceeds of approximately $1.26 billion for General Fund purposes.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State issued $7.0 billion of revenue anticipation notes in November 2007, which must be repaid by the end of fiscal year 2007-08, in order to maintain adequate reserves to manage the State’s cash flow requirements during the fiscal year.

Inter-fund Borrowing. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of October 31, 2007, there were approximately $13.5 billion of outstanding loans from the SFEU or other inter-fund sources to the General Fund.

Tax Revenues.

The State’s major tax revenue sources are personal income tax, sales tax, corporation tax, and insurance tax. The personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It it is imposed on net taxable income, with rates ranging from 1.0 percent to 9.3 percent. The personal income tax structure is considered to be highly progressive. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, contributes volatility to personal income tax receipts, accounting for as much as 24.7 percent and as little as 7.3 percent of General Fund revenues in the last 10 fiscal years. The 2007-08 May Revision estimates that capital gains and stock option tax receipts will account for 15.3 percent of General Fund revenue and transfers in 2006-07 and 15.1 percent in 2007-08.

The sales tax is imposed on most retail sales and leases, subject to a number of exemptions. The base state and local sales tax rate is 7.25 percent, but is higher in certain local jurisdictions.

Corporation tax revenues are comprised of the franchise tax and corporate income tax, which apply to businesses doing business in California or deriving income from California sources, is levied at 8.84 percent rate on apportioned by formula to the State of California. Banks and other financial corporations are subject to the franchise tax plus an additional 2 percent tax on net income. California has an AMT similar to federal law. Subchapter S corporations are taxed at 1.5 percent of profits. Limited liability companies are subject to fees, one of which has been under constitutional challenge. If these fees are held unconstitutional, potential refunds are estimated at up to $1.04 billion in 2007-08 and up to $260 million in 2008-09, with annual losses of up to $340 million in 2008-09 and increasing amounts in future years.

California no longer has an estate tax as of 2005.

Constitutional, Legislative and Other Factors. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, and added complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities

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have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

The primary units of local government in California are the 58 counties, which are responsible for the provision of many basic services. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained by a number of propositions.

The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at roughly one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on change in ownership (subject to certain exceptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner’s acquisition, the amount of tax on comparable properties varies widely.

Proposition 4 or the “Gann Initiative” (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs.

In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

In 1996, California voters approved Proposition 218 to amend the California Constitution to include some of the statutory amendments enacted pursuant to Proposition 62 (Cal. Const. Arts. XIIIC and XIIID). Proposition 218 requires a majority of a local entity’s electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity’s electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any special tax increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local government entities may have their ratings reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

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The fiscal relationship between the State and cities and counties changed in 2004, with the enactment of Proposition 1A and related legislation. Among other things, Proposition 1A limits the State’s access to local government revenue sources by placing hurdles to the State’s ability to borrow such revenues. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. The State’s authority to mandate activities on cities, counties and special districts is, as of fiscal year 2005-06, conditioned on the State providing funding for such activities. Mandates without funding are suspended and the local governments need not comply. Proposition 1A further requires the State to reimburse local governments for mandated costs incurred prior to the 2004-05 fiscal year, beginning in 2006-07 over a period of 15 years. The estimated remaining claims for mandated costs is $1.0 billion.

Other litigation and initiatives complicate the State’s ability to spend tax revenue.

In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the constitutional guarantee. This suspended amount was fully paid in 2005-06. However, subsequent growth in General Fund revenues increased the 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the 2005-06 funding level was also affected by the increased revenues and was $1.1 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. The unpaid additional funding requirements were the subject of a lawsuit by the California Teachers Association, which has been settled. The State agreed to require the $2.8 billion obligation with a $300 million payment in fiscal year 2007-08 and further annual payments of $450 million beginning in fiscal year 2008-09 until the entire obligation is repaid. After estimated and proposed payments in 2006-07 and 2007-08, the total estimated maintenance factor balance will be $65.5 million at the end of fiscal year 2007-08. This maintenance factor balance is required to be restored in future years as economic conditions improve.

In addition, the Legislature had deferred payments of an additional shortfall of $1.4 billion below the amounts required by Proposition 98 in fiscal years 1995-96, 1996-97, 2002-03 and 2003-04 due to changes in various Proposition 98 minimum funding formula factors applicable to those years. These settle-up obligations are to be repaid in annual increments of $150 million beginning in fiscal year 2006-07.

Noting concerns about the uncertainty of the economy and in particular, General Fund revenues, the Legislature as part of the 2007-08 Budget, chose to fund the Proposition 98 guarantee for 2006-07 at a minimum level of $55 billion, which is $411 million lower than the Governor’s proposal in the 2007-08 May Revision. If the final calculations for the 2006-07 guarantee amount (which is expected to occur over the next two years) show that a higher amount was needed than the Legislature appropriated, additional settle-up funds will have to be paid in the future.

In March 2007 the Governor received a series of reports on the financing and governance of K-12 public education in California and the quality of teachers and administrators. The reports included recommendations for increased education funding levels. The Governor has stated that he believes reform is needed to make better use of existing resources. As of November 2007, there has been no commitment to provide any additional funding beyond that which is required by the State’s constitution.

With a ballot initiative in November 2004, voters approved surcharge of one percent on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of State revenues, because it may impede adjustments to the progressive structure of the State’s personal income tax.

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More recently, in November 2006, voters approved Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Additionally, a proposed initiative measure has qualified for the February 5, 2008 statewide election which would, among other things, modify Proposition 98 to create a separate funding guarantee for community colleges, different from the funding guarantee for K-12 schools.

The full impact of enacted propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

Effect of Other State Laws on Bond Obligations. Some of the tax-exempt securities that a series of the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

Litigation. The State is involved in certain legal proceedings (described in the State’s recent financial statements). Some of these have been recently decided against the State, including a judgment requiring the State “pay more than $500 million to the retired school teacher’s pension fund, after the Court of Appeals had affirmed on August 30, 2007 a trial court’s judgment finding unconstitutional a statute that deferred the amount of the State’s obligation for the fiscal year 2003-04. Payment of $500 million has been made; however, the State may seek further review of the decision with respect to the amount of interest that is required.” The State is also subject to several lawsuits concerning deficiencies in its prison system, has already spent $1 billion to address inmate requirements, and could be ordered to spend hundreds of millions of dollars in the future.

Additional pending suits may cause the State to incur judgment costs in the future or inhibit the State from raising revenues. For example, a series of tax cases challenging the State’s methods of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. The State’s proposal to issue bonds to fund all or a portion of the State’s pension obligations has been finally rejected by the California courts. More recently, on September 6, 2007, a lawsuit was filed challenging the use in the 2007-08 Budget of about $1.188 billion from the Public Transportation Account (derived from sales taxes on motor vehicle fuels) to pay for certain transportation-related costs previously paid from the General Fund.

The State is also subject to penalties if it fails to meet the conditions attached to federal funds. For example, California’s welfare caseload is subject to a 50% work participation level beginning in federal fiscal year 2007, but considerable improvement in work participation rates must be achieved to avoid penalties, which could cost the state and counties more than $1.5 billion over a five-year period. The 2007-08 May Revision proposes major changes to emphasize work participation and better align the State and counties with federal work requirements.

Recent Developments Regarding Energy. The stability of California’s power grid and its transmission capacity remains of concern. Record heat waves in the summer of 2006 resulted in transmission emergencies, which prompted cuts to certain volunteer customers but avoided rotating blackouts. In 2000 and 2001, at the height of California’s energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California’s supply of electric energy has been augmented by net new capacity, transmission lines have been upgraded, and new technology is being implemented to improve supply management.

Oil prices experienced a share rise during 2007 and recently reached record highs. The average price for regular-grade gasoline in the State has hovered above $3 per gallon for much of 2007. Paying more for fuel can

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hurt corporate profit and pinch consumer spending, thereby reducing the State’s tax revenues. Rising fuel costs could also significantly disrupt economic activity in general and place upward pressures on inflation.

Natural gas prices in California are not regulated and therefore may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, a significant part of which is fueled by natural gas.

California’s Global Warming Solutions Act of 2006 requires the State to reduce greenhouse gas emissions by 2020. Policies to implement this mandate are currently under evaluation. California’s electricity sector is expected to face particular challenges in reducing emissions, in part because a significant percentage of electricity consumed by Californians is generated by coal-fired plants outside the State. A proposition seeking to end California’s ban on building new nuclear energy plants has been submitted for certification by the Attorney General for inclusion on a 2008 ballot.

The cost and availability of electricity, oil, gas, and other energy sources is a relevant factor to the State’s economic growth potential. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, and that could in turn affect State and local revenues.

Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damaged to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.

Fire. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. The State has proposed exacting user fees to allocate the cost of wildfire containment to private landowners and to cities and counties. In October 2007, President Bush declared a state of emergency in seven Southern California counties, including San Diego, Orange, Los Angeles and San Bernardino counties, following several large wildfires that ravaged the region. The fires destroyed more than 1,500 homes, prompted mass evacuations in San Diego county, the region hardest hit by the fires, and caused property damage estimated to exceed $1 billion. In November 2007, a wildfire in Malibu destroyed more than 50 homes. Over the past years, other large wildfires have burned in Southern California counties, including in 2003 and 2005. Southern California has experienced a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire.

Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. Court decisions have clarified State liability for flood damage. On February 27, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood

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Control System. These emergency repairs are expected to cost approximately $200 million, some or all of which may be reimbursed by the federal government or from bond funds. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

Connecticut

The following information, based on information publicly available as of December 6, 2007, is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors.

State Economy

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York City. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period from 1940 to 1970, and slowed substantially during the past three decades. Connecticut had a population count of 3,405,565 in April 2000, an increase of 118,449, or 3.6%, from 1990. The mid-2006 population in Connecticut was estimated at 3,504,809, up 0.1% from a year ago, compared to increases of 0.1% and 1.0% for New England and the United States, respectively. The State has extensive transportation and utility services to support its economy.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated slower output growth in the early 2000s, but expanded at a healthy pace in 2005, surpassing the New England growth rate and following just below the national growth rate (2.3% growth to 3.6% growth, respectively). Employment has gained approximately 30,740 jobs by the second quarter of 2006 since it bottomed out in the third quarter of 2003 and the unemployment rate has generally been lower than the national rate.

State Budgetary Process

The State’s fiscal year begins on July 1 and ends June 30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

State General Fund

The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds.

The State Constitution provides that any resulting unappropriated surplus shall be used to fund a budget reserve fund, to reduce bonded indebtedness or for any other purpose authorized by at least three-fifths of each house of the General Assembly. The Connecticut General Statutes provide that the Treasurer shall transfer any unappropriated surplus in the General Fund to a budget reserve fund, unless otherwise directed by law. When the amount in the budget reserve fund in any fiscal year equals 10% of the net General Fund appropriations, no further transfers shall be made by the Treasurer.

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Budget for Fiscal Years 2007-2008 and 2008-2009. In a June Special Session, the General Assembly passed and the Governor signed into law Public Act No. 07-1, An Act Concerning the State Budget for the Biennium Ending June 30, 2009, and Making Appropriations Therefor (the “Act”). The Act provides for a two-year state budget totaling $36 billion dollars (‘Budget”) with $17.59 billion in Fiscal Year 2008 (which is an 8.6 % increase), and $18.41 billion in Fiscal Year 2009 (which is a 4 % increase). $136 million of the Budget is dedicated to the “Rainy Day” budget reserve fund.

The Act provides a number of increases. There is a 16% increase in special education excess cost funding for towns. The State will increase aid to communities by $7 million dollars, which will come from the State’s share of slot machine revenues from casinos owned by the Mashantucket Pequot and Mohegan tribes. The Budget also provided for several increases in Medical Reimbursements: 10% for hospitals, 50% for physicians; 40% for clinics; 40% increase for dental and eye care; and 20% for personal care assistants. The Budget also provided for increases in health related services: 3.5% increase in funding for Managed Care Organizations that provide medical coverage for children from needy families under the State’s HUSKY Plan; 3% increase in funding for nursing homes and nonprofit group home providers in the first year of the two-year budget only; 3% increase in funding for home care for elderly persons who continue to live at home rather than being hospitalized in nursing homes; $20 million increase in funding for dentists who provide dental care to children from low-income families under the HUSKY dental plan; $4.5 million increase in funding for federally qualified health clinics; and $30 million increases in funding for the distressed hospitals pool.

In addition, the Act contains the largest increase in Connecticut’s history for education funding — $261 million over two years. Of the money dedicated towards education, $24 million will be directed to Independent College Student Grants, and $300 million of state surplus funds set aside for the Teachers’ Retirement Fund.

The Budget also provided for several increases in taxes. The Cigarette Tax increase is expected to result in a General Find revenue gain of $86.4 million and $82.8 million in fiscal years 2008 and 2009 respectively. The Real Estate Conveyance Tax extends the 0.25% municipal real estate conveyance tax (which was scheduled to drop from 0.25% to 0.11% on July 1, 2007) until July 1, 2008, which will result in a one-time municipal revenue gain of between $40 and $45 million.

The Budget mitigates expected revenue losses with respect to various energy incentives. The Sales Tax Exemption for Energy Efficient Appliances, which provides for sales tax exemption for household appliances, has been shortened from June 30, 2008 until September 30, 2007. This earlier termination dates is expected to result in a $7.0 million revenue loss, instead of the expected $22.7 million loss. In addition, the $10 million cap on the Fuel Oil Conservation Program, which requires the establishment of fuel oil conservation programs, has been reduced to $5 million stating in Fiscal Year 2010.

The Budget also provides that $85 million from the projected General Fund for the fiscal year 2007 surplus will defease State rate reduction bonds that mature after December 30, 2007.

State Debt

Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters.

Types of State Debt. Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable

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from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from the specified revenues and other funds, which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Statutory Authorization and Security Provisions for State Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of February 1, 2007, there was $9.685 billion of direct general obligation bond indebtedness outstanding.

There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Statutory Debt Limit for State Direct General Obligation Debt. Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amounts of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, certain items are excluded or deducted, such as refunded indebtedness and borrowings payable solely from the revenues of a particular project. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above.

Under the Connecticut General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects. As of February 1, 2007, the State’s aggregate indebtedness was below 80% of the statutory debt limit.

Ratings. The State’s most recent tax-exempt general obligation bond issue (December 12, 2007) was rated Aa3 by Moody’s Investors Service, AA by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. and AA by Fitch Ratings. There can be no assurance that these ratings will remain in effect in the future.

Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by special taxes or revenues

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pledged to certain of such funds. In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. These quasi-public agencies are not departments, institutions or agencies of the State. They are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State and whose exercise of authority granted to them is deemed to be the performance of an essential public and governmental function. These organizations provide a wide range of services that might otherwise be provided directly by the State. Among the public authorities are: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority, and the Capital City Economic Development Authority. Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a special capital reserve fund for which the State has limited contingent liability. The State has also undertaken certain limited or contingent liabilities to assist municipalities. The State has made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service loans to finance child care facilities and has certain other contingent liabilities for future payments.

Litigation

The State, its officers and employees, are defendants in numerous lawsuits, many of which normally occur in government operations. The final outcomes of most of these legal proceedings are not, in the opinion of the Attorney General, either individually or in the aggregate likely to have a material adverse impact on the State’s financial position. There are, however, several legal proceedings which, if decided adversely against the State either individually or in the aggregate may require the State to make material future expenditures or may impair revenue resources. It is neither possible to determine the outcome of these proceedings nor to estimate the possible effects adverse decisions may have on the future revenue sources of the State.

Local Government Debt

General. Numerous governmental units, including cities, towns and special taxing districts, issue general obligation bonds backed by their taxing power. Under the Connecticut General Statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income taxable at limited amounts. Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category

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times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

	Debt Category	Multiple
(i)	all debt other than urban renewal projects, water pollution control projects, school building projects and funding of an unfunded past benefit obligation	2 1/4
(ii)	urban renewal projects	3 1/4
(iii)	water pollution control projects	3 3/4
(iv)	school building projects	4 1/2
(v)	funding of an unfunded past pension benefit obligation	3
(vi)	total debt, including (i), (ii), (iii), (iv) and (v) above	7

Massachusetts

Columbia Massachusetts Municipal Reserves’ ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund’s shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states, although this risk is low for a money market fund. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer’s ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The following section relates specifically to New York Tax-Exempt Reserves. The information about New York State (the “State”) and its municipalities, including, in particular, New York City (the “City”), constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all conditions that may adversely affect issuers of New York municipal bonds. This summary derives from official statements used in connection with the preparation of State and City budgets and the issuance of municipal bonds by the State, the City and other municipalities, from the official updates to such statements, and from other publicly available documents.

We have not independently verified this information and assume no responsibility for its completeness or accuracy.

The following synopsis does not include all of the information pertaining to the budget, receipts and disbursements of the State or the City that would ordinarily be included in State- or City-issued public documents, such as an official statement prepared in connection with the issuance of State general obligations bonds. Such official statements, and any related updates or supplements, are available by request from the State budget office or at websites maintained by State and City agencies.

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New York State Economy — Special Considerations

For the first half of calendar year 2007, the State economy was expanding, supported by above-trend national growth rates. Since then, the State has felt the effects of the national economic slowdown in the form of lower State growth rates than the State Division of the Budget’s (the “DOB”) had initially projected. Forecasts for wages in finance and insurance sectors are less optimistic than previously, taking into account the losses that financial firms affected by the credit dislocation in the subprime housing market posted for the third quarter. Credit market turmoil and declining financial sector profits have had, and will continue to have, a disproportionate effect on the downstate economy. This slowdown is expected to last at least through the end of 2008, according to the November 15, 2007 Update to the Annual Information Statement for the State of New York (the “Information Statement Update”, amending the May 8, 2007 Annual Information Statement, the “Information Statement”). The DOB does not, however, expect the slowdown to turn into a recession.

The national economic forecast affects the State in other ways, as well. For example, higher energy prices and global instability continue to present significant risks to equity market performance. Rising costs of oil may create significant inflationary pressure on prices for other goods and services. Inflation and interest rates that are higher than the national average currently challenge, and will continue to challenge, the State’s ability to balance its budget in the upcoming year.

In addition to the risks associated with the national economic forecast, there are also risks specific to the State economy. The City is the nation’s leading center of banking and finance. As a result, the banking and finance sectors are far more important to the economic well-being of New York State than that of other states or the nation as a whole. And given that Wall Street bonuses comprise a large component of the State’s personal income tax collections, weaker-than-expected financial market performance will result in less growth in revenue from bonus payments this fiscal year, the DOB anticipates.

Finally, national and State officials continue to warn of the possibility of additional terrorist attacks. The State is especially vulnerable due to its high visibility symbolic targets, as well as its concentration of wealth and population.

Many other complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s financial planning. These forces may impact the State unpredictably from fiscal year to fiscal year and are, in turn, impacted by governments, institutions, and events that are not subject to the State’s control. The State’s budget is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of changes in the national and State economies.

New York State Budgetary Outlook

The State’s current fiscal year began on April 1, 2007 and ends on March 31, 2008 (“State Fiscal 2007-08”, and each such April 1 to March 31 cycle a “State Fiscal Year”). For the third consecutive year, the Governor and the State Legislature enacted an on-time budget for State Fiscal 2007-08 (the “Enacted Budget”). The DOB is responsible for preparing the State Fiscal 2007-08 Enacted Budget Financial Plan (the “Enacted Plan”), evidencing the actions of the Legislature and Governor of the State through April 1, 2007. The DOB also issues an updated financial plan, this year published on October 30, 2007 (the “Updated Plan”), which includes updated estimates for State Fiscal 2007-08, and projections for State Fiscal 2008-09 through State Fiscal 2010-11.

The Enacted Plan and Updated Plan contain estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are premised upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, changes in federal law and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Plan.

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The State accounts for income and spending by fund where the activity takes place (such as the General Fund and All Governmental Funds), and purpose (such as state operations). The General Fund receives the largest portion of State tax revenue and all income not earmarked for a particular program or activity. It is used to account for all financial transactions except those that State law mandates separate accounting for in a specialized fund. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. Since the State Constitution requires the General Fund to be balanced on a cash basis, the Enacted and Updated Plans focus discussion and analysis on the General Fund.

The All Governmental Funds category covers activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. Estimates for the All Governmental Funds pool State funds and federal grants across the four fund types, providing the most comprehensive view of the State’s finances. They exclude Fiduciary, Internal Services and Enterprise Funds.

Overview. The Updated Plan does not revise the Enacted Plan’s projection of a balanced General Fund budget in State Fiscal 2007-08. The DOB has, however, increased its estimate of the General Fund current services budget gap from $3.6 billion to $4.3 billion in State Fiscal 2008-09, and projects a $6.2 billion budget gap in State Fiscal 2009-10. The revised numbers take into account downward revisions in forecasted General Fund tax revenues. These revenues are expected to be down by $700 million from those predicted in the Information Statement, for the current State Fiscal Year by $800 million for State Fiscal 2008-09, and by $1 billion for State Fiscal 2009-10.

At the same time, certain expenditures have increased. Expenditures for employee pensions have increased because of obligations to satisfy settlements reached in State collective bargaining efforts earlier in the State Fiscal Year. Compliance with increased court-ordered funding for the City’s public schools due to the 1995 decision in Campaign for Fiscal Equity, Inc. et al, Supreme Court New York County (the “CFE Case”) will also add to State expenditures in the coming years. That judgment requires additional commitments to capital and operating expenses of school districts.

The DOB has also revised All Governmental Funds receipt estimates for the current State Fiscal Year downward by $1.1 million to $117 billion from earlier Enacted Plan projections reported in the Information Statement. Total projected All Governmental Funds receipts for the current State Fiscal Year, however, still represent an increase of $4.8 billion, or 4.3%, above State Fiscal 2006-07 results. The DOB expects receipts to continue rising in State Fiscal 2008-09 to $122 billion, but remain relatively flat at $126 billion in State Fiscal 2009-10.

In parallel with national trends, the downward revision in projected revenues from earlier in the State Fiscal Year reflects weaker-than-expected performance on Wall Street resulting from an ailing subprime mortgage market and the associated slowdown in the housing sector. The Information Statement Update notes that it has become increasingly apparent that a troubled housing market will have a significant negative impact on the New York State economy.

To help balance future budgets, the Enacted Plan established a flexible reserve fund, as it has in prior years, with the projected set-aside amount for the flexible reserve fund initially projected to be $1.2 billion this year. The Updated Plan now anticipates allocating this flexible reserve amount to guard against likely multi-year risks, including collective bargaining costs.

General Fund. Earlier this fiscal year, the DOB projected that the State would end State Fiscal 2007-08 with a General Fund balance of $3.0 billion. The Updated Information Statement now projects a year-end balance of $2.8 billion, a downward revision of about $283 million. This $283 million difference reflects the planned use of the $250 million Debt Reduction Reserve and $33 million from prior year reserves to factor in a downward adjustment of revenue forecasts by $609 million and cost increases of $580 million.

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Looking ahead to State Fiscal 2008-09 and 2009-10, General Fund revenue forecasts have been revised down by $602 million and $863 million, respectively. State Fiscal 2008-09 revenue declines, however, are partially offset by $385 million in lower spending, while two years out, lower projected revenues will be partly offset by $464 million less in spending. The anticipated budget in each of these two State Fiscal Years has been revised to set aside $405 million of existing reserves to guard against likely multi-year risks, rather than using them to lower the current-services budget gaps as originally planned for in the Enacted Plan. Current estimates do not incorporate any new proposals to control spending that are likely to be part of any balanced budget submission in State Fiscal 2008-09 and future years.

Lower expected revenues primarily reflect slower growth in tax receipts as a result of a less active financial sector; legislative changes, including increased State payments to public housing authorities and other changes; and delays in the collection of certain taxes. The Updated Plan projects that in the present State Fiscal Year, net personal income tax (“PIT”) collections for the General Fund will be down $243 million to $22.7 billion from the prior year. They are, however, expected to increase by $1.244 billion to $23.9 billion in the coming State Fiscal Year, and again by $2.5 billion to $25.5 billion in State Fiscal 2009-10.

Downward revisions in spending principally result from lower-than-projected Medicaid expenditures by $556 million in State Fiscal 2007-08, due to lower caseload and service use, as well as from delayed federal implementation of new initiatives and rate changes that call for increased State payments to hospitals and nursing homes. In out-years, the DOB expects Medicaid expenditures to be $631 million less than previously projected in State Fiscal 2008-09 and $862 million less in State Fiscal 2009-10.

Lower spending also results from $54 million less in projected spending relating to the City University of New York in State Fiscal 2007-08, the Updated Plan reports. The DOB expects the two coming years, however, to see spending of $85 million and $93 million more than initially projected, respectively. And general state charges allocated for pension and insurance are expected to decline as a result of lower State contribution rates from 9.6% in the current State Fiscal Year and 9.2% in the coming two State Fiscal Years, to 9.0% in each of these years.

Partially offsetting these savings, General Fund payments for school aid claims are expected to increase by $74 million, $252 million and $312 million in this and the coming two State Fiscal Years. Increased projected costs are the result of lower-than-expected lottery and gambling revenues.

General Fund disbursements are expected to total $53.7 billion in the current State Fiscal Year, rising to $59.2 billion in State Fiscal 2008-09 and to $63.8 billion in State Fiscal 2009-10. These disbursements fall into four areas, listed here in decreasing order of magnitude: grants to local governments, state operations, general state charges, and transfers to other funds. Grants to local governments, by far the largest category of disbursement, include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Projected grant amounts for the current State Fiscal Year are $36.8 billion, increasing to $41.3 billion in State Fiscal 2008-09, and to $45.2 billion in State Fiscal 2009-10. The largest areas of disbursement are in moneys spent on school aid, Medicaid, and Medicaid takeover initiatives.

State operations are the second largest category of disbursement, totaling $9.6 billion in State Fiscal 2007-08 and increasing to $10.0 billion and $10.4 billion in the next two State Fiscal Years. State operations account for the cost of running the executive, legislative, and judicial branches of government - for instance costs of increasing the number of full-time judges, of filling vacant public health positions, and for maintain inmates at correctional facilities. Personal service costs (e.g., State employee payroll) comprise two-thirds of State operations spending. The remaining one-third represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

General state charges are projected to total $4.5 billion in the current State Fiscal Year and increase to $4.8 billion and $5.0 billion in the coming State Fiscal Years. General State charges account for the costs of providing

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fringe benefits to State employees and retirees of the executive, legislative and judicial branches as well as fixed costs for taxes on public lands and litigation costs. These benefits include pensions and health insurance, among other things. The annual increase in General State charges is due mostly to rising costs of employee health benefits and higher costs related to employer pension contributions.

Finally, transfers to other funds, including for debt service and capital projects, are currently expected to be $2.8 billion, $3.0 billion and $3.1 billion in this and the coming two State Fiscal Years.

Of the General Fund’s current projected $2.8 billion balance for State Fiscal 2007-08, $1.0 billion is allocated to the Tax Stabilization Reserve Fund, $175 million to the new Rainy Day Reserve (together with the Tax Stabilization Reserve Fund, the “Rainy Day Reserve”), $1.2 billion in the Fiscal Stability Reserve, $350 million in the Community Projects Fund and $21 million in the Contingency Reserve Fund. Where the Enacted Plan had allocated $250 million for debt reduction, however, the Updated Plan allocates none. The $250 million is now being used to fund higher costs.

The State’s new Rainy Day Reserve is balanced at its statutory maximum of 2%. When combined with the existing Tax Stabilization Reserve, the State’s Rainy Day Reserve authorization totals 5%. Aside from the amounts noted above, the Updated Plan does not set aside specific reserves to cover potential costs that could materialize as a result of federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

All Governmental Funds. The Updated Plan projects that All Governmental Funds receipts for State Fiscal 2007-08 will total $117.3 billion, down from $119.5 billion forecasted in the Enacted Plan. The updated figure still accounts for a $4.9 billion increase over State Fiscal 2006-07 collections, however. The increase reflects growth in tax receipts of $2.0 billion, federal grants of $437 million, and miscellaneous receipts of $2.3 billion. Tax receipt growth is largely attributable to growth in net PIT collections. In the current State Fiscal Year, All Governmental Funds will be up by $2.0 billion to $36.6 billion from the prior year, and expected to rise even further by $2.5 billion to $39.1 billion in State Fiscal 2008-09, and by $2.7 billion to $41.7 billion in State Fiscal 2009-10.

All Governmental Funds disbursements for State Fiscal 2007-08 are now projected to total $118.6 billion, down from the earlier projection of $120.7 billion. The Updated Plan reports that annual spending growth from State Fiscal 2006-07 will be approximately 5.2%, down from earlier estimates of 5.7%.

Reserves and Risks. The State’s General Fund reserves totaled $3.26 billion at the end of State Fiscal 2006-07, with nearly $1 billion in undesignated reserves available for use on unforeseen contingencies and $2.3 billion designated for subsequent use. By current estimates, reserves are expected to total $2.8 billion at the end of State Fiscal 2007-08, down from earlier projections of $3.0 billion. Of this amount, $1.5 billion is designated for future use and $1.2 billion is for undesignated reserves. The $1.5 billion of reserves designated for future use includes $1.2 billion in the Fiscal Stability Reserve and $350 million to fund existing member item programs from the Community Projects Fund. The $250 million previously tagged for debt reduction in State Fiscal 2007-08 has been reallocated to offset higher costs.

The more than $1.2 billion of undesignated reserves includes $175 million in the Rainy Day Reserve and $21 million in the Contingency Reserve for litigation risks. The Rainy Day Reserve is currently at its statutory maximum balance of 5%, and can be used only to respond to unforeseen year-end deficits, economic downturns or catastrophic events. Aside from the reserves noted above, the State Fiscal 2007-08 Enacted Plan does not set aside specific reserves to cover potential costs that may materialize from federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

As the nation’s financial capital, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. This risk would become amplified should the Federal Reserve Bank

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overshoot its interest rate target. The impact of rising rates on the State’s housing sector also poses a risk. Should the State’s real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. The risk of another attack on New York City could once again plunge the State economy into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecast. Higher energy costs and the potential impact on inflation, combined with a tightening labor market, raise the probability that the Federal Reserve will tighten interest rates even further. These effects could ripple through the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, or there is an even stronger upturn in stock prices and in mergers and acquisitions and other Wall Street activities, higher-than-projected wage and bonuses growth could result.

After passage of the Enacted Budget, school districts may submit additional State claims for payment in the September following the close of such school year. In some cases, these additional claims have significantly increased the State’s liability on a school year basis. Recent updates to database systems used by the public school system increased the State’s liability for School Aid by $222 million for the State Fiscal 2006-07 school year, $161 million for State Fiscal 2005-06 school year and $119 million for State Fiscal 2004-05 school year, the vast majority of which was for New York City. If school districts — particularly New York City — continue to submit additional claims after enactment of the 2007-08 Enacted Budget, the State will have an increased financial obligation beyond that currently reflected in the Enacted Plan.

On January 18, 2007, the Centers for Medicare & Medicaid Services (“CMS”) issued a proposed rule that, if implemented, would significantly curtail federal Medicaid funding to public hospitals, including New York City’s Health and Hospital Corporation (“HHC”), institutions and programs operated by both the State Office of Mental Retardation and Developmental Disabilities and those operated by the State Office of Mental Health. The proposed rule seeks to restrict State access to federal Medicaid resources. The proposed provision replacing prospective reimbursement with cost-based methodologies would have the most significant impact on New York’s health care system. The rule has not yet taken effect. It is estimated that the rule could result in the loss of $350 million annually in federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. The states affected by the regulations are expected to challenge the rule adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. In recent years, Congress has rejected similar proposals in the President’s budget.

The Medicaid program provides health care for low-income individuals, long-term care for the elderly and services for the disabled, primarily through payments to health care providers. Medicaid costs currently represent approximately 40% of All Governmental Funds spending. The 2005-06 Enacted Budget placed all spending related to the Health Care Reform Act (“HCRA”) on budget. The Enacted 2007-08 Enacted Budget extends HCRA authorization to March 31, 2008 and includes savings actions totaling roughly $150 million in State Fiscal 2007-08. Extensions and modifications of HCRA since its establishment in 1996 have initiated new health care programs including FHP, and Healthy New York, a program to help small employers and sole proprietors provide healthcare for their employees. HCRA reforms have also led to additional funding for the expansion of existing programs such as Child Health Plus (“CHP”) program. Spending levels in major entitlement programs such as CHP, FHP and the Elderly Pharmaceutical Insurance Coverage have increased, putting added pressure on recurring revenues to keep pace with rising demands.

In addition to the CFE Case, other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties as well as claims involving the adequacy of shelter allowances for families on public assistance. The claims seek a range of court action including monetary damages and ejectment with regard to claims of ownership of certain land. Settlement agreements for certain claims have been entered into by some of the Indian nations. Passage of State and federal legislation is required for such settlement agreements to become effective. No legislation is currently pending.

The federal government is currently conducting six audits of aspects of New York State School Supportive Health Services program with regard to Medicaid reimbursements that cover $1.4 billion in claims submitted

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between 1990 and 2001. To date, the Office of the Inspector General of the United States Department of Health and Human Services has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that CMS disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services and $96 million of the $123 million for New York City Transportation Services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, federal regulations do include an appeals process that could postpone repayment of any disallowances.

New York City

New York City, with a population of approximately 8 million, is an international center of business and culture. The City has a highly diversified economic base. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Apparel and printing account for the bulk of manufacturing activity. As a major hub and focal point for international business, the City serves as headquarters to many major, multinational corporations with extensive foreign operations. Additionally, the City is the nation’s leading tourist destination.

Economic activity in the City has gone through periods of growth and recession and such periods can be expected to continue in the future. The City experienced a recession in the early 1970s through the middle of the decade and then a period of expansion in the late 1970s through the late 1980s. A second recession followed in the early 1990s, followed again by economic expansion that continued through 2001. The City experienced a large scale economic slowdown that began in late 2001 in the aftermath of the September 11 attacks on the World Trade Center and that coincided with the national economic recession and downturn in the securities industry. Most recently, the economic momentum that the City experienced for the past three years has slowed, and is expected to continue slowing, as a result of the financial credit crunch that began in mid-2007.

The City’s fiscal health is affected by the fiscal health of the State, since the City continues to receive significant financial assistance from the State for its normal operations. State aid contributes to the City’s ability to balance its budget and meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected or that any such delays or reductions will not adversely impact the City’s cash flow or expenditures.

The City may also be affected by the issuance of debt, both by itself and by certain other entities, for the benefit of the City, while at the federal level, budget negotiation processes could result in reductions or delays in the receipt of federal grants. Such delays would have additional adverse effects on the City’s cash flow or revenues.

The City Financial Plan reported that for each of the 1981-2007 City fiscal years, the City’s General Fund has had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, as reported in accordance with generally accepted accounting principles (“GAAP”), after discretionary and other transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. The practice of balancing the budget one year at a time only works as long as the surplus lasts. There can be no assurance that the City will be able to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs. Either an increase in taxes or a reduction in City services could adversely affect the City’s economic base.

City fiscal years end on June 30th and are referenced by the calendar year when the fiscal year ends. The Mayor first submits a preliminary budget in January and then the executive budget in late April or early May.

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Following debate by the City Council, relevant laws require that the budget be adopted by June 30th of each year. The City must prepare a four-year annual financial plan and submit it to the Financial Control Board in January or February of each year (the annual financial plan submitted in February 2007, the “City Financial Plan”). The City Financial Plan covers financial activity by the City and certain entities that receive funds from the City. The plan reflects changes resulting from the City’s expense and capital budgets for City fiscal year ended June 30, 2008 (“City Fiscal 2008”), which were adopted on June 30, 2007. Each year’s financial plan includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps. Finally, the City must also prepare a comprehensive annual financial report each October describing its most recent fiscal year and making any necessary modifications to the City Financial Plan (the October 2007 report, the “Updated City Financial Plan”).

According to the Review of the Financial Plan of the City of New York dated December 2007 (the “Review”), the economic outlook for the City is significantly weaker than reviews had anticipated earlier in the fiscal year, largely as a result of ongoing turmoil in the credit and housing markets, and their impact on the financial sector. The Review identifies the greatest risks to the City’s economy as a sustained downturn on Wall Street and a housing-induced recession. Further deterioration in the housing market could cause consumers, who already face pressure from continuing high energy prices, to cut back on spending, which accounts for two-thirds of the national economy. Additional risks to the City’s sustained economic growth include high consumer and business debt levels, widening federal budget and trade deficits and the declining value of the United States dollar. The weak U.S. dollar has made imported goods more expensive, though it has also, on the other hand, benefited the City’s tourism and hotel industries.

In keeping with the Review’s more pessimistic economic outlook, the Updated City Financial Plan indicates that the City drew down $296 million in reserves to maintain balance in the current year. Additionally, the budget gap for City fiscal year ending June 30, 2009 (“City Fiscal 2009”) is now projected to grow by $1.2 billion, to $2.7 billion, while that for City fiscal year ending June 30, 2010 (“City Fiscal 2010”) has widened by $1.4 billion, to $4.8 billion. By 2011, the Updated City Financial Plan indicates that the budget gap will be nearly equal to those at the nadir of the recession the City experienced after the World Trade Center attacks.

These numbers have been revised to account for higher collective bargaining costs than the City Financial Plan had initially anticipated. While the City has reached new labor agreements with most of the municipal workforce as part of the current round of bargaining, the Patrolmen’s Benevolent Association is currently seeking larger wage increases than those provided to other uniformed workers through arbitration. The City’s recent agreements with other uniformed unions include side letter agreements permitting the unions to reopen negotiations if another uniformed union receives larger wage increases through collective bargaining or arbitration.

These increased budget-gap estimates also assume that local and national economies will slow, but avert recession, and that the City’s residential real estate market will weaken, but not collapse.

The City derives its revenues from various local taxes, user charges and miscellaneous revenues as well as federal and State unrestricted and categorical grants. Tax collections are still likely to exceed City’s estimates in the current fiscal year based on the strength of year-to-date collections, according to the Review. Looking ahead to future years, however, the Updated City Financial Plan projects that tax collections will decline by $2 billion, or 5.3% in City Fiscal 2008. Approximately $1.3 billion of that decline is due to tax cuts approved before the problems in the credit markets were apparent, but a significant portion reflects the anticipated change in the City’s economic outlook. The Updated City Financial Plan predicts that tax revenues will increase by 0.4% in City Fiscal 2009, assuming continued strength in real property tax collections and the real estate market, more generally.

The Updated City Financial Plan now anticipates that total revenue in City Fiscal 2008 will be $41.1 billion, down from the City Financial Plan’s original projection of $59 billion. The adjusted total includes anticipated tax

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receipts of $36.5 billion, miscellaneous revenues of $4.3 billion, and unrestricted intergovernmental aid (from State and federal sources) of $340 million. Revenues in City Fiscal 2009 are expected to decrease from City Fiscal 2008, with total revenue projected to be $40.8 (down from the initial projection of $58 billion). Total tax receipts are expected to be $36.6 billion, while miscellaneous revenues are expected to decline to $3.8 billion and unrestricted intergovernmental aid is expected to remain steady at $340million.

The City Financial Plan assumed (and the Updated City Financial Plan does not revise the assumption) that the federal government will take actions to result in $100 million in funding for New York City in City Fiscal 2008. However, the City Financial Plan also noted that assistance will be counterbalanced by State actions that would adversely impact other parts of the City’s budget by $691 million over the next two years (mostly through the elimination of revenue sharing payments to the City). For example, the City Financial Plan assumed that federal education aid would grow by $20 million in City Fiscal 2007, and will grow by $55 million in City Fiscal 2008 and $102 million in City Fiscal 2009, to fund the cost of wage increases in federally-funded programs. In the event of a shortfall, the City could provide additional funding or cut back service levels. The federal government has, however, acted to reduce funding to a number of programs, and the State and the City could come under pressure to compensate for these reductions. The federal budget also reduces or does not increase grants that comprise a large portion of the City’s annual federal aid, such as Title I education aide, special education grants, community development block grants and federal funds for criminal justice programs.

The anticipated revenue levels set forth in the Updated City Financial Plan take into account a decline in Wall Street profits from $20.9 billion in 2006 to $14.8 billion in 2007 and to $12.7 billion in 2008 (nearly 40% less than the 2006 level) and in other City-based financial institutions, including banks and insurance companies. In subsequent years, however, tax collections will likely be weaker than previously anticipated, even on the assumption that the State will restore revenue sharing payments to the City. Tax collections are projected to remain flat in City Fiscal 2009.

To counter declining revenues, the Review notes that the Mayor has instructed City agencies to prepare cost-reduction initiatives totaling $500 million in City Fiscal 2008 for inclusion in the January 2008 financial plan. City agencies are expected to reduce planned spending by $1 billion annually in future years.

The City’s employment data has not yet begun to reflect the impact of problems in the financial sector, but overall job growth has begun to slow. The pace of job growth is expected to slow even further during 2008 as layoffs in the financial sector affect other parts of the economy. Even assuming that education and health care sectors remain strong, the Updated City Financial Plan projects a net gain of only 12,100 jobs in 2008.

As of December 2007, the City’s real estate market has remained far more resilient those in other parts of the country. Manhattan’s residential real estate market continued to grow throughout 2007, though at a slower rate, with average prices of cooperatives and condominiums continuing to rise. Residential markets in the outer boroughs, on the other hand, have begun to weaken, with flat or declining sale prices and a dramatic increase in foreclosures, but to lesser extent than in other parts of the country.

On the other side of the equation, City-funded expenditures for City Fiscal 2008 are now projected to increase by 5.6% over City Fiscal 2007, more than twice the projected local inflation rate. These figures have, however, been revised down from an earlier-projected increase of 5.9%, representing three times the projected rate of inflation. The relatively rapid rate of growth comes on top of an 8.6% increase in City Fiscal 2007, a figure that reflects rising costs of debt service, Medicaid, pensions, and other employee benefits, a $1.5 billion contribution to the Retiree Health Benefits Trust Fund, and retirement of $1.3 billion in outstanding debt. Overall spending is forecasted to increase by 4.8% annually in City Fiscal 2009 and 2010, to total $45.4 and $47.8 billion, respectively. Nondiscretionary spending, including for pensions, debt service, Medicaid, and employee health insurance benefits, is projected to consume an increasing share of City revenues in coming years.

More specifically, the Review expects spending to be driven primarily by an 11.2% increase in costs for salaries and wages, to $12.1 billion, in the current City Fiscal year, and by 8% in City Fiscal 2009 and 2010, to

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reflect the cost of actual and anticipated labor agreements. Figures also take into account anticipated increased costs of overtime in the uniformed agencies, high medical absence rates, difficulty in recruiting officers to the Police and Correction departments, and the continued threat of terrorism in this and the coming two City Fiscal years. Contributing to the upward trend in expenditures is a projected 18.6% increase for pension contributions, to $5.6 billion, in the current fiscal year, as a result of shortfalls in investment earnings, increased benefits, and demographic changes. Pension expenditures are expected to rise more slowly, to $6.1 billion in City Fiscal 2009 and hold relatively steady in City Fiscal 2010, according to the Review. Fringe benefits associated with health insurance premiums and planned staff additions are expected to increase by 9.5%, to $5.6 billion, in City Fiscal 2008, and rise to $5.9 billion and $6.2 billion, respectively, in the two out-years, after.

Despite State law caps on the local share of Medicaid at 3%, the City expects an 11.8% increase in expenditures for Medicaid, to $5.6 billion, in the current City Fiscal year. The numbers reflect City funding for the Health and Hospitals Corporation, a semi-autonomous agency. City Fiscal 2009 will see a slight decrease to $5.5 billion, the Review reports, but edge back up to near current spending levels in City Fiscal 2010.

Recent estimates project that the cost of judgments and claims will grow from $635 million in City Fiscal 2008 to $688 million in City Fiscal 2009 and $738 million in City Fiscal 2010.

Other Issues

The Review identifies the following, additional issues that may have a fiscal impact on the City during the financial plan period:

Rising Debt Burden. Debt service funded directly through the City’s operating budget, or with funds that would have otherwise benefited the operating budget, is expected to increase by 26% from $4.8 billion in City Fiscal 2008 to $6.1 billion in City Fiscal 2011. Except for those of the Municipal Water Finance Authority, City-funded capital commitments are expected to rise from $4.6 billion in City Fiscal 2007 to $8.3 billion in City Fiscal 2008, a record 71% increase. Commitments from City Fiscal 2008 to 2011 are expected to total $27.1 billion, an increase of 63% from the previous four-year period.

Education. The City Financial Plan initially allocated $6.79 billion in City funds to the Department of Education for City Fiscal 2008. The City could reduce its spending on education by $316 million in City Fiscal 2009 and $63 million in City Fiscal 2010, under a state law that allows the City to reduce contributions to the Department of Education by an equal or lower percentage in the following year, if revenues decline. It is not clear, however, whether reductions of this nature would violate the City and State’s commitments to increase funding pursuant to the 2006 New York State Court of Appeals decision in the Campaign for Fiscal Equity lawsuit.

Public Authorities. Certain City-related public authorities administer projects that may affect the City’s finances during the financial plan period. These projects include the Lower Manhattan Redevelopment Project (the “Lower Manhattan Project”) and the West Side Development Project (the “West Side Project”).

As part of the Lower Manhattan Project, the City entered into an agreement for the construction of the Freedom Tower and Tower 5 in November 2006. Although the original projected budget allocated $2.5 billion for the construction, the Port Authority of New York and New Jersey now estimates that costs will total $3 billion. Similarly, construction of a new Port Authority Trans-Hudson train station was originally estimated to cost $2.2 billion, but recent news reports suggest that project expenses will run closer to $3 billion.

The West Side Project plans, among other things, to extend the No. 7 subway line from Times Square to 11th Avenue along 34th Street. The Metropolitan Transportation Authority (the “MTA”) intends to fund the extension through the Hudson Yards Infrastructure Corporation’s (“HYIC”) issuance of $2.1 billion in bonds, by current estimates.

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Given that the cost of large construction projects in the City have been growing at a faster rate than previously expected, however, there are likely to be cost overruns. The City, MTA and HYIC have not agreed on who will fund cost overruns as among the parties, but HYIC is authorized to issue up to $3.5 billion in bonds. HYIC will incur the related debt service in City fiscal year 2008; the project is not expected to generate enough revenue to cover the debt service until after City Fiscal 2008.

MTA. The Review reports that as of December 2007, the MTA projects a surplus of $521 million for 2007, $203 million more than projected in July, when the MTA proposed raising fares and tolls by 6.5% in early 2008 to help close projected budget gaps. Debt service, the major factor behind the projected gaps, is expected to increase by 50% from $1.3 billion in 2006 to $2.0 billion in 2011.

The Governor and MTA officials have declared their intention to use the surplus to delay increasing base subway and bus fares, and to limit the overall increase in fares and tolls to 3.85% in 2008. The Governor has, additionally, committed $300 million in 2010 to help the MTA close the budget gap projected for that year.

Health and Hospitals Corporation. In July 2006, the Health and Hospitals Corporation (the “HHC”) projected that annual budget gaps, on an accrual basis, would approach $1 billion in City Fiscal 2007 through 2010. Due, in part, to City and State’s efforts to help the HHC obtain supplemental federal Medicaid reimbursements, however, HHC was able to end City Fiscal 2007 with an accrual surplus of $427 million and cash reserves of $1.2 billion. These cash reserves are expected to be cover expenses through City Fiscal 2011.

Federal reimbursements to HHC may be in jeopardy. Certain administrative rules have been promulgated that would reduce these supplemental payments and funding for graduate medical education. Congress delayed these rules to take effect in May 2008. Other proposed administrative changes would limit supplemental payments for outpatient services. HHC stands to lose $450 million per year unless Congress intervenes.

Off Track Betting Corporation. In City Fiscal 2007, the New York City Off-Track Betting Corporation (“OTB”) failed to make all statutorily mandated payments to the City, State and racing industry. It anticipates running out of cash by June 2008 if it does make these payments. It has accrued, but not paid, $11 million in disputed payments to the Yonkers Raceway, and $12 million in distributions to the racing industry through September 2007. Independent auditors have questioned the OTB’s ongoing viability.

Litigation. Both New York State and New York City are currently defendants in, or may otherwise be affected by, a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims can not be predicted, adverse determinations in certain number of them could have a material adverse effect upon the State and City’s ability to carry out their respective financial plans.

The United Federation of Teachers Pension Litigation (“UFT Litigation”), Davis v. Kentucky, and World Trade Center Litigation are three of the more fiscally noteworthy matters. The UFT Litigation began in 2005 after the United Federation of Teachers (“UFT”) filed suit against the City and the Teachers’ Retirement System, alleging that certain retirees were not receiving all of the benefits to which they were entitled. The City agreed to supplement retirement benefits for the affected group on October 17, 2007, for a total of $160 million. The matter of pay-out has not yet been determined, but the Review notes that the City will probably amortize the $160 million cost over a 10 year period.

The United States Supreme Court heard oral arguments for Davis v. Kentucky on November 5, 2007. That case brings into question whether the dormant commerce clause of the U.S. Constitution prohibits states from exempting interest on municipal bonds issued by the state, its localities, and its authorities from state income tax, though they tax interest on bonds from other states. If the United States Supreme Court determines that such tax exemptions are unconstitutional, the State and City may experience higher borrowing costs, as their bonds would no longer receive preferential tax treatment over those issued by other sates or localities outside of New York. They may also be subject to claims for tax refunds.

C-27

Oral arguments for the World Trade Center litigation began in October 2007, involving 4,400 legal claims against the City and City contractors alleging respiratory and other injuries from exposure to the World Trade Center dust and debris after the September 11, 2001 attacks. The Mayor and plaintiff attorneys have expressed interest in discussing a potential settlement. In the meantime, a decision is pending. The Mayor has asked Congress to indemnify the City and its contractors for liabilities.

Accounting Standards. The Federal Governmental Accounting Standards Board’s Statement No. 49 (“GASB 49”) becomes effective for the City on July 1, 2008, affecting the accounting treatment of pollution remediation costs. The City’s capital budget currently includes many of these costs and finances them through the issuance of bonds. Once GASB 49 takes effect, these costs may no longer be financed through bond issuances. The City predicts that GASB 49 could result in additional budget costs of approximately $500 million, annually.

Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, “moral obligation” bonds, lease debt, appropriation debt and notes is higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State’s credit rating has historically been upgraded and downgraded much more frequently than that of most other states.

The combined State and local taxes levied on residents of the State, and particularly on residents of the City, are among the highest in the country. This may limit the ability of the State and its localities to raise additional revenue by raising taxes. In addition, combined State and local debt per capita in the State is significantly above the national average. Debt service expenditures have taken an increasing toll on state and local budgets.

The creditworthiness of local State-issued obligations may be unrelated to the creditworthiness of State-issued obligations, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible that investments will be made in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance may not be fully reflected in the projections of the State’s Enacted Plan or Updated Plan for 2007 to 2008 or thereafter.

Finally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on or principal of such securities.

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APPENDIX B

PRO FORMA FINANCIAL STATEMENTS

Introductory Note to Pro Forma Financial Information

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Acquired Fund and the Acquiring Fund included or incorporated herein by reference in the Statement of Additional Information.

B-1

PRO-FORMA COMBINING INVESTMENT PORTFOLIO

As of August 31, 2007 (Unaudited)

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
Municipal Bonds – 97.4%
ALABAMA – 0.8%	0.8%
AL Eclipse Funding Trust
Series 2006,
Insured: XLCA,
LIQ FAC: U.S. Bank N.A.		4.020	08/01/32	(a)	—	—	6,890,000	6,890,000	6,890,000	6,890,000

AL Foley Public Park & Recreation Board
YMCA of Mobile,
Series 2002,
LOC: Regions Bank		4.000	10/01/22	(a)	—	—	1,915,000	1,915,000	1,915,000	1,915,000

AL Fultondale
Series 2005 B,
LOC: Allied Irish Bank PLC		3.990	11/01/33	(a)	—	—	11,850,000	11,850,000	11,850,000	11,850,000

AL Scottsboro Solid Waste Disposal Authority
Series 2003,
LOC: Regions Bank		3.970	11/01/18	(a)	—	—	4,920,000	4,920,000	4,920,000	4,920,000

AL Tuscaloosa County Education Board
Series 2003,
LOC: Regions Bank		3.970	02/01/16	(a)	—	—	4,700,000	4,700,000	4,700,000	4,700,000

AL Montgomery Individual Development Board General Electric Co.					8,000,000	8,000,000			8,000,000	8,000,000

AL Washington County Industrial Development Authority
Bay Gas Storage Co., Ltd.,
Series 2007,
LOC: Regions Bank		3.940	08/01/37	(a)	—	—	33,400,000	33,400,000	33,400,000	33,400,000

ALABAMA TOTAL						8,000,000		63,675,000		71,675,000

ALASKA – 1.9%	1.9%
AK Housing Finance Corp.
Series 2005-703,
Insured: FGIC,
LIQ FAC:JPMorgan Chase Bank		4.030	12/01/12	(a)	—	—	6,235,000	6,235,000	6,235,000	6,235,000

Series 2007 D,
SPA: Landesbank Baden-Wurttemberg		3.940	12/01/41	(a)	—	—	74,370,000	74,370,000	74,370,000	74,370,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
AK Morgan Keegan Municipal Products, Inc.
Series 2007 C-1,
SPA: Lloyds TSB Bank PLC,
GIC: Citigroup Financial Products		4.030	02/01/19	(a)	—	—	13,740,000	13,740,000	13,740,000	13,740,000

AK North Slope Borough
Series 2000 A,
Insured: MBIA,
SPA: Dexia Credit Local France		4.000	06/30/10	(a)	—	—	8,085,000	8,085,000	8,085,000	8,085,000

AK Valdez
Marine Terminal Revenue,
BP Pipeline, Inc.,
Series 2003 B,		3.940	07/01/37	(a)	—	—	50,000,000	50,000,000	50,000,000	50,000,000

Series A					6,170,000	6,170,000			6,170,000	6,170,000

ALASKA TOTAL						6,170,000		152,430,000		158,600,000

ARIZONA – 0.4%	0.4%
AZ Pima County
Series 2007,
Insured: FGIC,
LIQ FAC: Wells Fargo Bank N.A.		4.030	07/01/21	(a)	—	—	5,315,000	5,315,000	5,315,000	5,315,000

AZ Salt River Project Agricultur Imported & Power District Electrical
Series 640					14,880,000	14,880,000			14,880,000	14,880,000

AZ State Transportation Board Highway Revenue Bonds
Series 1539					11,564,000	11,564,000			11,564,000	11,564,000

AZ Tempe Industrial Development Authority
Centers for Habilitation,
Series 2001,
LOC: Wells Fargo Bank N.A.		4.050	12/01/21	(a)	—	—	2,400,000	2,400,000	2,400,000	2,400,000

ARIZONA TOTAL						26,444,000	.	7,715,000		34,159,000

ARKANSAS – 0.1%	0.1%
AR Little Rock Metrocentre Improvement District No. 1
Wehco Media, Inc.,
Series 1985,
LOC: Bank of New York		3.980	12/01/25	(a)	—	—	6,300,000	6,300,000	6,300,000	6,300,000

ARKANSAS TOTAL								6,300,000		6,300,000

CALIFORNIA – 0.2%	0.2%
CA Deutsche Bank Spears/Lifers Trust
Series 2007,:
Insured: FGIC,
LIQ FAC: Deutsche Bank AG		4.030	12/01/30	(a)	—	—	7,975,000	7,975,000	7,975,000	7,975,000

Insured: MBIA,
LIQ FAC: Deutsche Bank AG		3.990	09/01/37	(a)	—	—	8,620,000	8,620,000	8,620,000	8,620,000

CALIFORNIA TOTAL								16,595,000		16,595,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
COLORADO – 4.1%	4.1%

Adams County, Colorado
School District No. 050,
General Obligation Bonds,
FLOATERS, Series 3804, (MBIA)		4.020	12/01/26	(b)(d)	17,340,000	17,340,000			17,340,000	17,340,000

Boulder, Larimer, & Weld County, Colorado
School District, General Obligation Bonds,
FLOATERS, Series 1540, (FSA)		4.010	12/15/26	(b)(d)	31,640,000	31,640,000			31,640,000	31,640,000

CO ABN AMRO Munitops Certificates Trust
Series 2005,
Insured: FGIC		4.020	06/01/13	(a)	—	—	5,140,000	5,140,000	5,140,000	5,140,000

CO Colorado Springs Utilities Revenue
Series 2004 A,
SPA: Dexia Credit Local		3.950	11/01/23	(a)	—	—	35,165,000	35,165,000	35,165,000	35,165,000

Series 2005 A,
SPA: State Street Bank & Trust Co.		3.930	11/01/35	(a)	—	—	21,690,000	21,690,000	21,690,000	21,690,000

CO Colorado Springs
Fine Arts Center,
Series 2006,
LOC: Wells Fargo Bank N.A.		3.950	07/01/21	(a)	—	—	8,000,000	8,000,000	8,000,000	8,000,000

The Colorado College,
Series 2006,
SPA: JPMorgan Chase Bank		4.050	06/01/29	(a)	—	—	6,000,000	6,000,000	6,000,000	6,000,000

CO Countrydale Metropolitan District
Series 2002,
LOC: Compass Bank		3.500	12/01/32	(a)	—	—	5,060,000	5,054,648	5,060,000	5,054,648

CO Denver City & County Excise Tax
Series 2001 B,
Insured: FSA,
SPA: Dexia Credit Local		3.950	09/01/25	(a)	—	—	9,910,000	9,910,000	9,910,000	9,910,000

CO Department of Transportation
Series 2003,									—
Insured: AMBAC		4.030	12/15/16	(a)	—	—	3,180,000	3,180,000	3,180,000	3,180,000

CO Douglas County Colorado School District No. 1
Series 2001,
Insured: MBIA		4.030	06/15/09	(a)	—	—	5,655,000	5,655,000	5,655,000	5,655,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
CO Educational & Cultural Facilities Authority
Madlyn & Leonard Abramson,
Series 2005 B-2,
LOC: National City Bank				—	—	6,365,000	6,365,000	6,365,000	6,365,000
	3.960	12/01/34	(a)
Milwaukee Jewish, Inc.
Series 2005 C1,
LOC: U.S. Bank N.A.	3.960	09/01/35	(a)	—	—	29,800,000	29,800,000	29,800,000	29,800,000

Montefiore Home,
Series 2005 B-1,
LOC: National City Bank	3.960	02/01/30	(a)	—	—	10,295,000	10,295,000	10,295,000	10,295,000

Oaks Christian School,
Series 2006,
LOC: U.S. Bank N.A.	3.980	05/01/33	(a)	—	—	10,600,000	10,600,000	10,600,000	10,600,000

CO Erie Certificates of Participation
Series 2005,
LOC: KeyBank N.A.	4.010	11/01/35	(a)	—	—	4,290,000	4,290,000	4,290,000	4,290,000

CO Harvest Junction Metropolitan District
Series 2006,
LOC: U.S. Bank N.A.	4.020	12/01/36	(a)	—	—	4,000,000	4,000,000	4,000,000	4,000,000

CO Health Facilities Authority
Plan de Salud Del Valle,
Series 2005,
LOC: KeyBank N.A.	4.010	06/01/30	(a)	—	—	10,700,000	10,700,000	10,700,000	10,700,000

Series 2006 A,
LOC: U.S. Bank N.A.	4.000	07/01/32	(a)	—	—	8,260,000	8,260,000	8,260,000	8,260,000

CO Housing & Finance Authority
Series 2006,
LOC: Wells Fargo Bank N.A.
	3.950	05/01/19	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000
CO Kipling Ridge Metropolitan District
Series 2005,
LOC: U.S. Bank N.A.	4.000	12/01/23	(a)	—	—	8,170,000	8,170,000	8,170,000	8,170,000

CO Lafayette Exemplatory Improvement District
Series 2002,
LOC: Wells Fargo Bank N.A.	4.000	12/01/22	(a)	—	—	2,995,000	2,995,000	2,995,000	2,995,000

CO Pitkin County Industrial Development Revenue
Refunding, Aspen Skiing Co. Project,
Series 1994 A,
LOC: JPMorgan Chase Bank	3.960	04/01/16	(a)	—	—	16,400,000	16,400,000	16,400,000	16,400,000

CO Regional Transportation District Sale Tax Revenue	3.620	10/05/07		20,000,000	20,000,000			20,000,000	20,000,000

Class A
EAGLE 20060120				5,000,000	5,000,000			5,000,000	5,000,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
Series 10119					10,410,000	10,410,000			10,410,000	10,410,000

Series 10117					20,605,000	20,605,000			20,605,000	20,605,000

Series 10118					14,800,000	14,800,000			14,800,000	14,800,000

CO Westminster Economic Development Authority
Series 2005,
LOC: DEPFA Bank PLC		4.010	12/01/28	(a)	—	—	5,690,000	5,690,000	5,690,000	5,690,000

Tax Increment Revenue,
Series 2005,
LOC: DEPFA Bank PLC		4.010	12/01/28	(a)	—	—	9,050,000	9,050,000	9,050,000	9,050,000

COLORADO TOTAL						119,795,000		231,409,648		351,204,648

CONNECTICUT – 0.2%	0.2%
CT Special Tax Obligation Revenue
Series 2001 B,
Insured: FSA		5.000	10/01/07		—	—	5,000,000	5,005,995	5,000,000	5,005,995

CT State
Series JPMC4,
LIQ FAC: JPMorgan Chase Bank					5,395,000	5,395,000			5,395,000	5,395,000

CT Yale University Health Education
Series 1					9,900,000	9,900,000			9,900,000	9,900,000

CONNECTICUT TOTAL						15,295,000		5,005,995		20,300,995

DELAWARE – 2.8%	2.8%
DE BB&T Municipal Trust
Series 2007,
LIQ FAC: Branch Banking & Trust:		4.040	04/01/22	(a)	—	—	18,555,000	18,555,000	18,555,000	18,555,000
		4.040	06/01/22	(a)	—	—	11,215,000	11,215,000	11,215,000	11,215,000
		4.040	08/15/26	(a)	—	—	106,965,000	106,965,000	106,965,000	106,965,000

DE Eagle Tax-Exempt Trust
Series 2001 A,
Insured: MBIA,
LIQ FAC: Citibank N.A.		4.040	05/15/26	(a)	—	—	18,700,000	18,700,000	18,700,000	18,700,000

DE GS Pool Trust
Series 2006,
LIQ FAC: Goldman Sachs		4.050	01/01/28	(a)	—	—	3,615,000	3,615,000	3,615,000	3,615,000

DE Kent County Revenue
Charter School, Inc.,
Series 2002,
LOC: Wachovia Bank N.A.		4.020	11/01/22	(a)	—	—	3,825,000	3,825,000	3,825,000	3,825,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
DE Lehman Municipal Trust Receipts
Series 2007,
LIQ FAC: Lehman Liquidity Co.		4.190	07/01/42	(a)	—	—	60,335,000	60,335,000	60,335,000	60,335,000

DE New Castle County Student Housing Revenue
Series 2005,
LOC: Bank of New York		4.030	08/01/31	(a)	—	—	12,515,000	12,515,000	12,515,000	12,515,000

DELAWARE TOTAL								235,725,000		235,725,000

DISTRICT OF COLUMBIA – 0.5%	0.5%
DC Deutsche Bank Spears/Lifers Trust
Series 2007,
Insured: FGIC,
LIQ FAC: Deutsche Bank		4.030	06/01/36	(a)	—	—	5,070,000	5,070,000	5,070,000	5,070,000

DC Eclipse Funding Trust
Series 2006,
Insured: AMBAC,
LIQ FAC: U.S. Bank Trust N.A.		4.050	10/01/31	(a)	—	—	15,335,000	15,335,000	15,335,000	15,335,000

DC Tax & Revenue Anticipation
General Obligation Bonds					23,009,202	23,009,202			23,009,202	23,009,202

DISTRICT OF COLUMBIA TOTAL						23,009,202		20,405,000		43,414,202

FLORIDA – 3.8%	3.8%
FL Alachua County Health Facilities Authority
Meridian Behavioral Income,
Series 2003,
LOC: Wachovia Bank N.A.		4.020	07/01/18	(a)	—	—	3,300,000	3,300,000	3,300,000	3,300,000

FL Development Finance Corp.
Central Florida Community College Foundation,
Series 2003 A-1,
LOC: SunTrust Bank		4.120	06/01/23	(a)	—	—	1,755,000	1,755,000	1,755,000	1,755,000

FL Eclipse Funding Trust
Series 2007,
Insured: FGIC,
LIQ FAC: U.S. Bank N.A.		4.000	10/01/28	(a)	—	—	20,935,000	20,935,000	20,935,000	20,935,000

FL Fiu Athletics Finance Corp.
Series 2007 A,
LOC: Regions Bank		3.980	03/01/33	(a)	—	—	14,000,000	14,000,000	14,000,000	14,000,000

FL Florida State ABN AMRO Munitops Certificates Trust
Series 2002-27
Insured: FGIC					10,480,000	10,480,000			10,480,000	10,480,000

FL Florida State Board of Education Lottery Revenue Bonds
Series 542
Insured: AMBAC					11,835,000	11,835,000			11,835,000	11,835,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
FL Florida State St. Johns River Power System Revenue Bonds
Series 1182				16,110,000	16,110,000			16,110,000	16,110,000

FL Gulf Breeze
Series 1985 B,
Insured: FGIC,
SPA: Dexia Public Finance Bank	3.970	12/01/20	(a)	—	—	6,700,000	6,700,000	6,700,000	6,700,000

FL Higher Educational Facilities Financing Authority
Southeastern University, Inc.,
Series 2005,
LOC: Regions Bank	3.970	12/02/30	(a)	—	—	19,635,000	19,635,000	19,635,000	19,635,000

FL Housing Finance Corp.
Multi-Family Housing Revenue,
Series 2000,
SPA: Merrill Lynch Capital Services,
GTY AGMT: Merrill Lynch & Co.	4.120	04/01/30	(a)	—	—	16,480,000	16,480,000	16,480,000	16,480,000

FL Jacksonville Economic Development Commission
Methodist Medical Center,
Series 2005,
LOC: SunTrust Bank	4.000	10/01/15	(a)	—	—	11,500,000	11,500,000	11,500,000	11,500,000

FL Jacksonville Electrical System Revenue
Series 200F	3.660			38,000,000	38,000,000			38,000,000	38,000,000
Series 200F	3.690			18,700,000	18,700,000			18,700,000	18,700,000

FL Jacksonville Industrial Development Revenue
Series 1993,
LOC: Northern Trust Co.	3.970	07/01/13	(a)	—	—	800,000	800,000	800,000	800,000

FL Lee County Industrial Development Authority
Hope of Southwest Florida, Inc.,
Series 2004,
LOC: SunTrust Bank	4.000	10/01/23	(a)	—	—	16,590,000	16,590,000	16,590,000	16,590,000

FL Miami-Dade County Industrial Development Authority
Dave & Mary Alper Community,
Series 2002,
LOC: Northern Trust Co.	3.970	04/01/32	(a)	—	—	5,695,000	5,695,000	5,695,000	5,695,000

FL Miami-Dade County
Series 2006,
Insured: FGIC,
LOC: Citibank N.A.	4.040	07/01/33	(a)	—	—	9,900,000	9,900,000	9,900,000	9,900,000

FL Orange County Health Facilities Authority
Orlando Regional Healthcare,
Series 2007 B,
Insured: FGIC,
SPA: Dexia Credit Local	4.000	10/01/41	(a)	—	—	44,100,000	44,100,000	44,100,000	44,100,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
FL Orlando Communication Utilities System Revenue
Series 1557B					21,500,000	21,500,000			21,500,000	21,500,000

FL Palm Beach County School Board
Series 2007 A,
Insured: FGIC,
LIQ FAC: Bayerische Landesbank		4.020	08/01/31	(a)	—	—	10,985,000	10,985,000	10,985,000	10,985,000

FL Sunshine State Governmental Financing Commission		3.710	10/04/07		—	—	22,137,000	22,137,000	22,137,000	22,137,000

FL Titusville City
Series 1995 A,
LOC: SunTrust Bank		4.050	01/01/25	(a)	—	—	3,500,000	3,500,000	3,500,000	3,500,000

FLORIDA TOTAL						116,625,000		208,012,000		324,637,000

GEORGIA – 3.9%	3.9%
GA Albany Dougherty County Hospital Authority
Phoebe Putney Memorial Hospital,
Series 2002,
Insured: AMBAC,
SPA: Regions Bank		3.980	09/01/32	(a)	—	—	49,800,000	49,800,000	49,800,000	49,800,000

GA BB&T Municipal Trust
Series 2007,
LIQ FAC: Branch Banking & Trust		1.000	03/15/22	(a)	—	—	10,380,000	10,380,000	10,380,000	10,380,000

GA City of Atlanta Tax Allocation
Series 2006,
LIQ FAC: AIG Global Real Estate,
LOC: Wachovia Bank N.A.		4.040	12/01/24	(a)	—	—	29,000,000	29,000,000	29,000,000	29,000,000

GA Clayton County Housing Authority
Multi-Family Housing Revenue,:
Series 1990 A,
Insured: FSA		4.030	01/01/21	(a)	—	—	5,300,000	5,300,000	5,300,000	5,300,000

Series 1990 B,
Insured: FSA		4.030	01/01/21	(a)	—	—	3,690,000	3,690,000	3,690,000	3,690,000

Series 1990 C,
Insured: FSA		4.030	01/01/21	(a)	—	—	6,955,000	6,955,000	6,955,000	6,955,000

Series 1990 D,
Insured: FSA		4.030	01/01/21	(a)	—	—	2,215,000	2,215,000	2,215,000	2,215,000

Series 1990 F,
Insured: FSA		4.030	01/01/21	(a)	—	—	3,945,000	3,945,000	3,945,000	3,945,000

GA Cobb County Development Authority
North Cobb Christian School,
Series 1998 A,
LOC: Branch Banking & Trust		3.980	03/01/22	(a)	—	—	6,325,000	6,325,000	6,325,000	6,325,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
YMCA of Cobb County,
Series 2003,
LOC: Branch Banking & Trust Co.	3.980	12/01/25	(a)	—	—	2,665,000	2,665,000	2,665,000	2,665,000

GA Cobb County Hospital Authority
Cobb Hospital, Inc.,
Series 2004,
LOC: SunTrust Bank	3.970	04/01/34	(a)	—	—	25,000,000	25,000,000	25,000,000	25,000,000

GA Columbus Development Authority
Foundation Properties, Inc.,
Series 2004,
LOC: Columbus Bank & Trust	4.020	12/01/33	(a)	—	—	5,835,000	5,835,000	5,835,000	5,835,000

GA Columbus Hospital Authority
St. Francis Hospital, Inc.,
Series 2000 A,
LOC: Columbus Bank & Trust	4.010	01/01/31	(a)	—	—	9,760,000	9,760,000	9,760,000	9,760,000

GA DeKalb County Hospital Authority
DeKalb Medical Center, Inc.,
Series 2003 B,
Insured: FSA,
SPA: Wachovia Bank N.A.	3.990	09/01/31	(a)	—	—	25,065,000	25,065,000	25,065,000	25,065,000

GA Douglas County Development Authority
Colonial Hills School Property,
Series 2004,
LOC: Branch Banking & Trust	3.980	06/01/24	(a)	—	—	2,790,000	2,790,000	2,790,000	2,790,000

GA Fulton County Development Authority
Mt. Vernon Presbyterian School,
Series 2005,
LOC: Branch Banking & Trust	3.980	08/01/35	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

Weber School,
Series 2006,
LOC: Branch Banking & Trust	3.980	12/01/30	(a)	—	—	4,200,000	4,200,000	4,200,000	4,200,000

GA Fulton County Water & Sewage Revenue
Series 2005,
Insured: FGIC,
LIQ FAC: Citibank N.A.	4.040	01/01/35	(a)	—	—	1,650,000	1,650,000	1,650,000	1,650,000

Series 1120
Insured: FGIC				17,140,000	17,140,000			17,140,000	17,140,000

GA Macon-Bibb County Hospital Authority
Central Georgia Health,
Series 2000,
LOC: SunTrust Bank	4.000	05/01/30	(a)	—	—	22,395,000	22,395,000	22,395,000	22,395,000

GA Metropolitan Atlanta Rapid Transit Sales Tax
	3.640			30,000,000	30,000,000			30,000,000	30,000,000
	3.670			15,000,000	15,000,000			15,000,000	15,000,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
GA Private Colleges & Universities Authority
Mercer University,
Series 2006 C,
LOC: Branch Banking & Trust Co.		4.040	10/01/31	(a)	—	—	8,700,000	8,700,000	8,700,000	8,700,000

Series 2000,
LIQ FAC: Societe Generale		4.020	11/01/30	(a)(b)	—	—	34,435,000	34,435,000	34,435,000	34,435,000

GA State
Series 2006,
LIQ FAC: Wells Fargo Bank N.A.		4.010	10/01/26	(a)	—	—	5,380,000	5,380,000	5,380,000	5,380,000

GEORGIA TOTAL						62,140,000		270,485,000		332,625,000

HAWAII – 0.6%	0.6%
HI Department Budget & Finance
Series 2006 4G,
LIQ FAC: Goldman Sachs		4.010	07/01/30	(a)	—	—	8,000,000	8,000,000	8,000,000	8,000,000

HI Honolulu City & County
Series 2003,
Insured: MBIA		4.030	03/01/22	(a)	—	—	4,930,000	4,930,000	4,930,000	4,930,000

Series 2005 A,
Insured: MBIA,
LOC: Citibank N.A.		4.040	07/01/24	(a)	—	—	5,525,000	5,525,000	5,525,000	5,525,000

HI Honolulu Hawaii City & County Wastewater System
Series A
Insured: FGIC					11,690,000	11,690,000			11,690,000	11,690,000

HI State
Series 6062,
Insured: FSA					19,240,000	19,240,000			19,240,000	19,240,000

HAWAII TOTAL						30,930,000		18,455,000		49,385,000

IDAHO – 0.1%	0.1%
ID Boise County Housing Authority
Series 2002,
LOC: KeyBank N.A.		4.060	03/01/33	(a)	—	—	1,300,000	1,300,000	1,300,000	1,300,000

ID Boise County Urban Renewal Agency
Series 2004 A,
LOC: KeyBank N.A.		4.060	03/01/24	(a)	—	—	6,555,000	6,555,000	6,555,000	6,555,000

IDAHO TOTAL								7,855,000		7,855,000

ILLINOIS – 5.7%	5.7%
IL ABN AMRO Munitops Certificate Trust
Series 2002,
Insured: MBIA,
SPA: ABN AMRO Bank		4.020	12/01/10	(a)	—	—	22,345,000	22,345,000	22,345,000	22,345,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
Series 2006,:	4.020	06/01/14	(a)	—	—	20,000,000	20,000,000	20,000,000	20,000,000

Insured: MBIA,
SPA: ABN AMRO Bank	4.020	06/30/14	(a)	—	—	12,180,000	12,180,000	12,180,000	12,180,000

IL Bolingbrook
Series 2004,
LOC: Harris Trust & Savings Bank	3.950	12/01/29	(a)	—	—	22,575,000	22,575,000	22,575,000	22,575,000

IL Chicago
Series 1277				27,940,000	27,940,000			27,940,000	27,940,000

Series 1288				15,605,000	15,605,000			15,605,000	15,605,000

IL Chicago Board of Education
Series 2004 C-1,
Insured: FSA,
SPA: DEPFA Bank PLC	3.940	03/01/31	(a)	—	—	26,740,000	26,740,000	26,740,000	26,740,000

Series 2004 E,
Insured: FSA	4.020	03/01/15	(a)	—	—	6,020,000	6,020,000	6,020,000	6,020,000

IL Chicago Tax Increment
Series 1997 A,
LOC: Northern Trust Co.	4.070	12/01/11	(a)	—	—	895,000	895,000	895,000	895,000

Series 1997 B,
LOC: Northern Trust Co.	4.070	12/01/14	(a)	—	—	1,480,000	1,480,000	1,480,000	1,480,000

IL Chicago
Series 2004 B-24,
LOC: Wachovia Bank N.A.	4.020	01/01/25	(a)	—	—	4,050,000	4,050,000	4,050,000	4,050,000

IL DeKalb Tax Increment Revenue
Series 2003,
LOC: Northern Trust Co.	3.980	01/01/13	(a)	—	—	3,365,000	3,365,000	3,365,000	3,365,000

IL Deutsche Bank Spears/Lifers Trust
Series 2007,
Insured: MBIA,
LIQ FAC: Deutsche Bank AG	4.060	06/15/35	(a)	—	—	8,325,000	8,325,000	8,325,000	8,325,000

IL Development Finance Authority
American Academy of Dermatology,
Series 2001,
LOC: American National Bank & Trust	4.090	04/01/21	(a)	—	—	4,800,000	4,800,000	4,800,000	4,800,000

American College of Surgeons,
Series 1996,
LOC: Northern Trust Co.	3.980	08/01/26	(a)	—	—	11,000,000	11,000,000	11,000,000	11,000,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
Bradley University,
Series 2002,
Insured: FGIC	4.020	08/01/32	(a)	—	—	18,900,000	18,900,000	18,900,000	18,900,000

British Home for Retirement,
Series 2001,
LOC: LaSalle Bank N.A.	3.980	11/01/27	(a)	—	—	7,980,000	7,980,000	7,980,000	7,980,000

Massachusetts Eye & Ear Associates, Inc.,
Series 1992,
LOC: LaSalle Bank N.A.	3.980	10/01/17	(a)	—	—	5,250,000	5,250,000	5,250,000	5,250,000

Sinai Community Institute, Inc.,
Series 1997,
LOC: LaSalle Bank N.A.	3.980	03/01/22	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

Village Oak Park Residence Corp.,
LOC: LaSalle Bank N.A.	3.980	07/01/41	(a)	—	—	3,675,000	3,675,000	3,675,000	3,675,000

IL Educational Facilities Authority
Beverly Arts Center,
Series 2003,
LOC: Fifth Third Bank	4.010	10/01/28	(a)	—	—	5,015,000	5,015,000	5,015,000	5,015,000

St. Xavier University,
Series 2002 A,
LOC: LaSalle Bank N.A.	4.000	10/01/32	(a)	—	—	4,300,000	4,300,000	4,300,000	4,300,000

IL Finance Authority Revenue
Alexian Brothers Health System,
Series 2005 C,
Insured: FSA,
SPA: Harris Bank	3.930	01/01/18	(a)	—	—	18,550,000	18,550,000	18,550,000	18,550,000

Benedictine University,
Series 2006,
LOC: National City Bank	4.030	03/01/26	(a)	—	—	6,400,000	6,400,000	6,400,000	6,400,000

OSF Healthcare System,:
Series 2007 E,
Insured: FSA,
SPA: JPMorgan Chase Bank	3.980	11/15/37	(a)	—	—	64,000,000	64,000,000	64,000,000	64,000,000

Series 2007 F,
Insured: FSA,
SPA: National City Bank	3.980	11/15/37	(a)	—	—	21,000,000	21,000,000	21,000,000	21,000,000

Series 2007 B,
Insured: XLCA,
SPA: National City Bank	4.020	08/01/37	(a)	—	—	25,000,000	25,000,000	25,000,000	25,000,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
IL Health Facilities Authority
Glenkirk,
Series 1997,
LOC: Glenview State Bank,
LOC: LaSalle National Bank	4.050	02/15/21	(a)	—	—	1,845,000	1,845,000	1,845,000	1,845,000

University of Chicago Hospitals,
Series 1998,
Insured: MBIA,
SPA: Bank One Illinois N.A.	3.960	08/01/26	(a)	—	—	4,000,000	4,000,000	4,000,000	4,000,000

IL Macon County
Millikin University,
Series 2001,
LOC: National City Bank	4.030	10/01/31	(a)	—	—	455,000	455,000	455,000	455,000

IL Marion Special Services Area No. 2
Series 2002,
LOC: U.S. Bank N.A.	4.050	01/01/22	(a)	—	—	6,730,000	6,730,000	6,730,000	6,730,000

IL Mount Morris Village Industrial Revenue
Pinecrest Village,
Series 2006,
LOC: U.S. Bank N.A.	4.000	02/01/31	(a)	—	—	9,945,000	9,945,000	9,945,000	9,945,000

IL Niles
Notre Dame Homes for Boys,
Series 2001,
LOC: LaSalle Bank N.A.	3.980	03/01/31	(a)	—	—	5,800,000	5,800,000	5,800,000	5,800,000

IL Oak Forest
Series 1989,
LOC: Fifth Third Bank	3.990	07/01/24	(a)	—	—	18,900,000	18,900,000	18,900,000	18,900,000

IL Peoria Heights Ltd. Obligation Revenue
Series 2001,
LOC: National City Bank	4.080	09/01/36	(a)	—	—	2,580,000	2,580,000	2,580,000	2,580,000

IL Schaumburg City
Series 2004,
Insured: FGIC,
LIQ FAC: Citibank N.A.	4.040		(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

IL Springfield Electric Revenue Bonds
Series 11154				10,820,000	10,820,000			10,820,000	10,820,000

IL State
Series 2003,
Insured: FSA,
LIQ FAC: Citigroup Global Markets	4.030	12/01/20	(a)	—	—	2,315,000	2,315,000	2,315,000	2,315,000

Series 2004 445,	4.030	12/15/15	(a)	—	—	6,975,000	6,975,000	6,975,000	6,975,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
Series 2004 563,
Insured: AMBAC,
LOC: JPMorgan Chase Bank		4.030	11/01/12	(a)	—	—	3,155,000	3,155,000	3,155,000	3,155,000

IL State Finance Authority Revenue
Series 1489					8,000,000	8,000,000			8,000,000	8,000,000

IL Toll Highway Authority
Toll Highway Revenue,
Series 2005 R-4073,
Insured: FSA,
LIQ FAC: Citibank N.A.		4.030	01/01/23	(a)	—	—	3,685,000	3,685,000	3,685,000	3,685,000

IL Will & Kendall Counties Community Construction
School District No. 203
Series 2003,
Insured: FGIC,
LIQ FAC: Citigroup Global Markets		4.030	01/01/23	(a)	—	—	5,410,000	5,410,000	5,410,000	5,410,000

IL Will County Community School District No. 161 Summit Hill
Series 2005,
Insured: FGIC,
LIQ FAC: Merrill Lynch Capital Services		4.060	01/01/25	(a)	—	—	14,780,000	14,780,000	14,780,000	14,780,000

ILLINOIS TOTAL						62,365,000		420,420,000		482,785,000

INDIANA – 1.4%	1.4%
IN Angola Educational Facilities Revenue
Tri-State University, Inc.,
Series 2004,
LOC: Fifth Third Bank		4.010	09/01/15	(a)	—	—	800,000	800,000	800,000	800,000

IN Bond Bank
Series 2003 II-R-2079,
Insured: MBIA,
LIQ FAC: Citigroup Global Markets		4.030	09/01/21	(a)	—	—	2,400,000	2,400,000	2,400,000	2,400,000

IN Development Finance Authority
Indiana University Foundation,
Series 1998,
LOC: National City Bank
		3.990	08/01/18	(a)	—	—	5,300,000	5,300,000	5,300,000	5,300,000
Rehabilitation Center, Inc.,
Series 2002,
LOC: Old National Bank		4.050	07/01/17	(a)	—	—	1,750,000	1,750,000	1,750,000	1,750,000

IN Elkhart County
Hubbard Hill Estates, Inc.,
Series 2001,
LOC: Fifth Third Bank		4.010	11/01/21	(a)	—	—	2,490,000	2,490,000	2,490,000	2,490,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
IN Finance Authority
University of Indiana,
Series 2006,
LOC: KeyBank N.A.		4.060	07/01/36	(a)	—	—	10,000,000	10,000,000	10,000,000	10,000,000

IN Fort Wayne Economic Development Revenue
St. Anne Home of Diocese,
Series 1998,
LOC: Fifth Third Bank		4.020	09/01/23	(a)	—	—	5,180,000	5,180,000	5,180,000	5,180,000

IN Health Facility Financing Authority
Community Hospital of Indiana,
Series 2005 B,
LOC: National City Bank		4.030	05/01/35	(a)	—	—	18,700,000	18,700,000	18,700,000	18,700,000

Southern Indiana Rehab Hospital,
Series 2001,
LOC: Bank One Kentucky		3.990	04/01/20	(a)	—	—	2,000,000	2,000,000	2,000,000	2,000,000

Union Hospital, Inc.,
Series 2002,
LOC: Fifth Third Bank		4.010	09/01/27	(a)	—	—	5,105,000	5,105,000	5,105,000	5,105,000

IN Henry County Economic Development Revenue
Henry County YMCA, Inc.,
Series 2004,
LOC: U.S. Bank N.A.		4.050	02/15/24	(a)	—	—	1,735,000	1,735,000	1,735,000	1,735,000

IN Indianapolis Local Public Improvement Bond Bank
Series 2002,
Insured: MBIA,
SPA: Bank One N.A.		3.920	02/01/20	(a)	—	—	32,520,000	32,520,000	32,520,000	32,520,000

IN New Albany Economic Development Revenue
YMCA of Southern Indiana,
Series 2006,
LOC: Regions Bank		3.980	09/01/28	(a)	—	—	4,105,000	4,105,000	4,105,000	4,105,000

IN Puttable, State Tax Exempt Revenue Bonds
Series 3980					15,000,000	15,000,000			15,000,000	15,000,000

IN St. Joseph County Indiana Economic Development Revenue
Brothers of the Holy Cross,
Series 1997,
LOC: Allied Irish Bank PLC		4.010	09/01/17	(a)	—	—	3,880,000	3,880,000	3,880,000	3,880,000

IN Transportation Finance Authority
Series 2004,
Insured: FGIC,
SPA: Wachovia Bank N.A.		4.020	06/01/28	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

INDIANA TOTAL						15,000,000		100,965,000		115,965,000

IOWA – 0.5%	0.5%
IA Des Moines Methodist System Inc. Hospital Facilities					18,000,000	18,000,000			18,000,000	18,000,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
IA Evansdale
Series 2005,
LOC: Wells Fargo Bank N.A.		4.000	09/01/30	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

IA Higher Education Loan Authority
American Institute of Business,
Series 1998,
LOC: Wells Fargo Bank N.A.		4.050	11/01/13	(a)	—	—	1,105,000	1,105,000	1,105,000	1,105,000

University of Dubuque,
Series 2007,
LOC: Northern Trust Co.		3.980	04/01/35	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

IA State Finance Authority Village Court
Series B					14,700,000	14,700,000			14,700,000	14,700,000

IOWA TOTAL						32,700,000		11,105,000		43,805,000

KANSAS – 0.2%	0.2%
KS Wichita City Hospital Revenue
Series 2005,
Insured: MBIA		4.030	10/01/10	(a)	—	—	16,220,000	16,220,000	16,220,000	16,220,000

KANSAS TOTAL								16,220,000		16,220,000

KENTUCKY – 1.8%	1.8%
KY Breckinridge County
Series 2002 A,
LOC: U.S. Bank N.A.		3.960	02/01/32	(a)	—	—	19,185,000	19,185,000	19,185,000	19,185,000

KY Christian County Associates of Leasing Trust
Series 2007 A,
LOC: U.S. Bank N.A.		3.960	04/01/37	(a)	—	—	30,200,000	30,200,000	30,200,000	30,200,000

Series 2007 B,
LOC: U.S. Bank N.A.		3.960	08/01/37	(a)	—	—	18,100,000	18,100,000	18,100,000	18,100,000

KY Christian County Industrial Building Revenue
Audubon Area Community Services,
Series 2004,
LOC: Branch Banking & Trust		3.980	01/01/29	(a)	—	—	1,600,000	1,600,000	1,600,000	1,600,000

KY Economic Development Finance Authority
Baptist Convalescent Center,
Series 1999,
LOC: Fifth Third Bank		3.970	12/01/19	(a)	—	—	4,200,000	4,200,000	4,200,000	4,200,000

Goodwill Industries,
Series 2003,
LOC: Branch Banking & Trust		3.980	08/01/23	(a)	—	—	8,875,000	8,875,000	8,875,000	8,875,000

Harrison Memorial Hospital,
Series 2005,
LOC: Fifth Third Bank		4.010	11/01/35	(a)	—	—	8,000,000	8,000,000	8,000,000	8,000,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
KY Kenton County industrial Building					7,000,000	7,000,000			7,000,000	7,000,000

KY Lexington Fayette Urban County Government
Roman Catholic Lexington,:
Series 2005 A,
LOC: Fifth Third Bank		4.010	10/01/32	(a)	—	—	6,300,000	6,300,000	6,300,000	6,300,000

Series 2005 B,
LOC: Fifth Third Bank		4.010	10/01/32	(a)	—	—	4,735,000	4,735,000	4,735,000	4,735,000

Series 2003 B,
LOC: Fifth Third Bank		4.010	09/01/22	(a)	—	—	4,400,000	4,400,000	4,400,000	4,400,000

Series 2003,
LOC: Fifth Third Bank		4.010	05/01/25	(a)	—	—	3,060,000	3,060,000	3,060,000	3,060,000

YMCA of Central Kentucky,
Series 1999,
LOC: Bank One Kentucky N.A.		3.970	07/01/19	(a)	—	—	1,540,000	1,540,000	1,540,000	1,540,000

KY Morehead League of Cities Funding Trust
Series 2004 A,
LOC: U.S. Bank N.A.		4.010	06/01/34	(a)	—	—	5,004,000	5,004,000	5,004,000	5,004,000

KY Richmond City
Series 2006 A,
LOC: U.S. Bank N.A.		4.010	03/01/36	(a)	—	—	19,915,000	19,915,000	19,915,000	19,915,000

KY Wilmore Industrial Building Revenue
Series 2006,
LOC: Regions Bank		3.980	08/01/31	(a)	—	—	7,915,000	7,915,000	7,915,000	7,915,000

KENTUCKY TOTAL						7,000,000		143,029,000		150,029,000

LOUISIANA – 1.9%	1.9%
LA Bank of New York Municipal Certificates Trust
Series 2007-7,
LOC: Bank of New York,
SPA: Bank of New York		4.100	06/24/22	(a)	—	—	6,000,000	6,000,000	6,000,000	6,000,000

LA Jefferson Sales Tax District
Series 2005,
Insured: AMBAC		3.700	12/01/17	(a)(c)	—	—	5,130,000	5,130,000	5,130,000	5,130,000

LA Local Government Environmental Facilities & Community Development Authority
Academy of Sacred Heart,
Series 2004,
LOC: Whitney National Bank,
LOC: SunTust Bank		4.070	01/01/24	(a)	—	—	4,000,000	4,000,000	4,000,000	4,000,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
LA New Orleans Aviation Board
Series 1993 B,
Insured: MBIA,
LOC: Dexia Credit Local		4.050	08/01/16	(a)	—	—	21,135,000	21,135,000	21,135,000	21,135,000

LA Offshore Terminal Authority
Loop LLC,
Series 2007 A,
LOC: SunTrust Bank		4.020	09/01/27	(a)	—	—	27,000,000	27,000,000	27,000,000	27,000,000

LA Parish of St. James
		3.730	10/16/07		44,000,000	44,000,000			44,000,000	44,000,000

LA Public Facilities Authority
Series 2004,
Insured: MBIA,
LIQ FAC: Landesbank Hessen-Thuringen		3.700	07/01/24	(a)(c)	—	—	7,995,000	7,995,000	7,995,000	7,995,000

The Glen Retirement System,
Series 2001,
LOC: AmSouth Bank		3.990	09/01/16	(a)	—	—	2,810,000	2,810,000	2,810,000	2,810,000

Tiger Athletic Foundation,
Series 1999,
LOC: Regions Bank		3.970	09/01/28	(a)	—	—	36,200,000	36,200,000	36,200,000	36,200,000

LA Upper Pontalba Building Restoration Corp.
Series 1996,
LOC: Bank One N.A.		4.220	12/01/16	(a)	—	—	3,625,000	3,625,000	3,625,000	3,625,000

LOUISIANA TOTAL						44,000,000		113,895,000		157,895,000

MAINE – 0.0%	0.0%
ME Finance Authority
Erskine Academy,
Series 2004,
LOC: KeyBank N.A.		4.060	12/01/20	(a)	—	—	1,450,000	1,450,000	1,450,000	1,450,000

ME Health & Higher Educational Facilities Authority
Series 2003,
Insured: FSA		4.090	07/01/11	(a)	—	—	2,685,000	2,685,000	2,685,000	2,685,000

MAINE TOTAL								4,135,000		4,135,000

MARYLAND – 1.5%	1.5%
MD Anne Arundel County					10,000,000	10,000,000			10,000,000	10,000,000

MD Baltimore County					25,900,000	25,900,000			25,900,000	25,900,000

MD Baltimore County Economic Development Revenue
Torah Institution Baltimore,
Series 2004,
LOC: Branch Banking & Trust		3.980	07/01/24	(a)	—	—	3,595,000	3,595,000	3,595,000	3,595,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
MD Baltimore Port Facilities					29,900,000	29,900,000			29,900,000	29,900,000

MD Community Development Administration
Multifamily Housing Revenue
Series 2006 M,		3.670	09/12/07		—	—	13,000,000	13,000,000	13,000,000	13,000,000

MD Howard County		3.950	09/07/07		—	—	12,200,000	12,200,000	12,200,000	12,200,000

MD Industrial Development Financing Authority
Bethesda Cultural Alliance,
Series 2006,
LOC: Branch Banking & Trust		3.980	09/01/26	(a)	—	—	4,425,000	4,425,000	4,425,000	4,425,000

MD Montgomery County		3.650	12/10/07		30,500,000	30,500,000			30,500,000	30,500,000

MARYLAND TOTAL						96,300,000		33,220,000		129,520,000

MASSACHUSETTS – 2.5%	2.5%
MA Development Finance Agency
Linden Ponds, Inc.,
Series 2007 B,
LOC: Sovereign Bank FSB,
LOC: Fortis Bank SA		4.040	11/01/42	(a)	—	—	15,000,000	15,000,000	15,000,000	15,000,000

MA Health & Educational Facilities Authority
Boston University,
Series 1985,
LOC: State Street Bank & Trust Co.		3.840	12/01/29	(a)	—	—	6,500,000	6,500,000	6,500,000	6,500,000

Series 2004 PT-911,
Insured: AMBAC,
SPA: Merrill Lynch Capital Services,
GTY AGMT: Merrill Lynch & Co.		4.010	03/25/11	(a)(c)	—	—	6,175,000	6,175,000	6,175,000	6,175,000

MA Health & Education University					9,997,186	9,997,186			9,997,186	9,997,186

MA Lehman Municipal Trust Receipts
Series 2007,:
Insured: FGIC,
LIQ FAC: Lehman Liquidity Co.		3.651	05/01/37	(a)	—	—	3,500,000	3,500,000	3,500,000	3,500,000

LIQ FAC: Lehman Liquidity Co.		3.651	11/01/25	(a)	—	—	27,000,000	27,000,000	27,000,000	27,000,000

MA State
Series C					22,200,000	22,200,000			22,200,000	22,200,000

Series 2000 A,
SPA: Landesbank Baden-Wurttemberg		3.930	12/01/30	(a)	—	—	1,615,000	1,615,000	1,615,000	1,615,000

Series 2000,
LIQ FAC: Deutsche Bank A.G.		4.040	08/01/11	(a)	—	—	5,550,000	5,550,000	5,550,000	5,550,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
Series 2006 B-06,
Insured: FGIC,
SPA: Wachovia Bank N.A.		4.020	08/01/21	(a)	—	—	3,965,000	3,965,000	3,965,000	3,965,000

Series 2007 A,
Insured: AMBAC,
LIQ FAC: Societe Generale		3.950	08/01/37	(a)	—	—	40,750,000	40,750,000	40,750,000	40,750,000

MA State Water Resindential Authority
LOC: LandesBank Hessen					9,500,000	9,500,000			9,500,000	9,500,000

MA University Building Authority
Series 2006,
Insured: AMBAC,
SPA: DEPFA Bank PLC		3.920	11/01/34	(a)	—	—	50,215,000	50,215,000	50,215,000	50,215,000

MA Water Resources Authority
Series 2006,
SPA: Merrill Lynch Capital Services		4.050	08/01/41	(a)	—	—	6,680,000	6,680,000	6,680,000	6,680,000

MASSACHUSETTS TOTAL						41,697,186		166,950,000		208,647,186

MICHIGAN – 5.8%	5.8%
Detroit, Michigan, Munitops Certificates Trust,
City School District General Obligation Bonds,
Series 2004-39, (FGIC)		4.020	05/01/11	(b)(d)	14,635,000	14,635,000			14,635,000	14,635,000

Series 2004-6					16,685,000	16,685,000			16,685,000	16,685,000

MI ABN AMRO Munitops Certificates Trust
Series 2002,
Insured: FGIC,
SPA: ABN AMRO Bank		4.000	11/01/10	(a)	—	—	8,000,000	8,000,000	8,000,000	8,000,000

Series 2003-3,
Insured: MBIA,
SPA: ABN AMRO Bank		4.000	01/01/11	(a)	—	—	48,965,000	48,965,000	48,965,000	48,965,000

MI Building Authority
Series 2003,
Insured: MBIA		4.030	10/15/18	(a)	—	—	4,155,000	4,155,000	4,155,000	4,155,000

Series 2006,
Insured: FGIC,
LOC: Merrill Lynch Capital Services		4.070	10/15/28	(a)	—	—	35,005,000	35,005,000	35,005,000	35,005,000

MI Clinton County Economic Development Corp.
Clinton Area Care Center, Inc.,
Series 1999,
LOC: Citizens Bank,
LOC: Northern Trust Co.		4.000	02/01/21	(a)	—	—	9,185,000	9,185,000	9,185,000	9,185,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
MI Detroit School District
Series 2005,
Insured: FSA,
LIQ FAC: Deutsche Bank AG	4.020	05/01/30	(a)	—	—	10,955,000	10,955,000	10,955,000	10,955,000

Series 2006,
Insured: FGIC,
LIQ FAC: Citigroup Financial Products	4.030	05/01/33	(a)	—		3,475,000	3,475,000	3,475,000	3,475,000

MI Detroit Water Supply Systems
Series 2001 C,
Insured: FGIC,
SPA: DEPFA Bank PLC	3.900	07/01/29	(a)	—	—	15,850,000	15,850,000	15,850,000	15,850,000

Series 1683
Insured: FSA				25,865,000	25,865,000			25,865,000	25,865,000

MI Fremont Hospital Finance Authority
Gerber Memorial Health Services,
Series 2002,
LOC: Fifth Third Bank	4.010	11/01/27	(a)	—	—	5,040,000	5,040,000	5,040,000	5,040,000

MI Grand Rapids Public Schools
Series 2004,
LOC: Fifth Third Bank	4.010	05/01/23	(a)	—	—	720,000	720,000	720,000	720,000

MI Grand Valley
State University Revenue,:
Series 2001 B,
Insured: FGIC,
SPA: Bank One N.A.	4.020	06/01/27	(a)	—	—	20,730,000	20,730,000	20,730,000	20,730,000

Series 2003,
Insured: XLCA,
SPA: Fifth Third Bank	4.020	09/01/28	(a)	—	—	21,750,000	21,750,000	21,750,000	21,750,000

Series 2005,
Insured: XLCA,
SPA: Depfa Bank PLC	4.020	12/01/25	(a)	—	—	19,460,000	19,460,000	19,460,000	19,460,000

MI Hennepin Tax-Exempt Revenue Bonds				15,000,000	15,000,000			15,000,000	15,000,000

MI Higher Education Facilities Authority
Davenport University,
Series 2004,
LOC: Fifth Third Bank	3.990	06/01/34	(a)	—	—	14,345,000	14,345,000	14,345,000	14,345,000

Hope College,:
Series 2002 B,
LOC: Fifth Third Bank	4.030	04/01/32	(a)	—	—	9,065,000	9,065,000	9,065,000	9,065,000

Series 2004,
LOC: Bank One N.A	4.030	04/01/34	(a)	—	—	9,110,000	9,110,000	9,110,000	9,110,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
MI Hospital Finance Authority
Series 2003,
LOC: Fifth Third Bank		4.030	12/01/32	(a)	—	—	8,100,000	8,100,000	8,100,000	8,100,000

MI Lehman Municipal Trust Receipts
Series 2006,
Insured: FSA,
LIQ FAC: Lehman Liquidity Co.		4.200	07/01/32	(a)	—	—	6,840,000	6,840,000	6,840,000	6,840,000

MI Michigan State Building Authority
Class A
Insured: FGIC					14,200,000	14,200,000			14,200,000	14,200,000

MI Michigan State University Revenue Bonds					10,630,000	10,630,000			10,630,000	10,630,000

MI Municipal Bond Authority
Series 2007 B-1,		4.500	08/20/08		—	—	40,000,000	40,305,639	40,000,000	40,305,639

MI Oakland County Economic Development Corp.
Pontiac Vision Schools,
Series 2000,
LOC: Allied Irish Banks PLC		3.970	08/01/20	(a)	—	—	7,155,000	7,155,000	7,155,000	7,155,000

MI Public Educational Facility Authority
West Michigan Academy,
Series 2003,
LOC: Fifth Third Bank		4.010	12/01/18	(a)	—	—	2,035,000	2,035,000	2,035,000	2,035,000

MI State
Series 2006,
LOC: DEPFA Bank PLC
		4.250	09/28/07	(a)	16,707,241	16,707,241	40,000,000	40,015,964	56,707,241	56,723,205
		3.720	11/20/07		40,000,000	40,000,000			40,000,000	40,000,000

MICHIGAN TOTAL						153,722,241		340,261,603		493,983,844

MINNESOTA – 0.3%	0.3%
MN Community Development Agency
Series 1995 A,
LOC: U.S. Bank N.A.		4.020	10/01/24	(a)	—	—	4,590,000	4,590,000	4,590,000	4,590,000

MN Midwest Consortium of Municipal Utilities
Series 2005 B,
LOC: U.S. Bank N.A.		3.950	10/01/35	(a)	—	—	2,705,000	2,705,000	2,705,000	2,705,000

MN State
Series 2006,
LIQ FAC: Merrill Lynch Capital Services		4.040	11/01/23	(a)	—	—	21,315,000	21,315,000	21,315,000	21,315,000

MINNESOTA TOTAL								28,610,000		28,610,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
MISSISSIPPI – 0.9%	0.9%
MS Business Finance Commission
Petal Gas Storage LLC,
Series 2007,
LOC: SunTrust Bank		4.150	08/01/34	(a)	—	—	23,750,000	23,750,000	23,750,000	23,750,000

MS Business Finance Corp.
Belhaven College,
Series 2004,
LOC: First Tennessee Bank		4.050	07/01/24	(a)	—	—	4,400,000	4,400,000	4,400,000	4,400,000

Gulf Ship LLC,
Series 2006,
LOC: Regions Bank		3.970	06/01/26	(a)	—	—	14,250,000	14,250,000	14,250,000	14,250,000

Mississippi College,
Series 2003,
LOC: AmSouth Bank		3.980	07/01/23	(a)	—	—	15,000,000	15,000,000	15,000,000	15,000,000

MS Lehman Municipal Trust Receipts
Series 2006,
LIQ FAC: Lehman Liquidity Co.		4.230	11/01/26	(a)	—	—	12,640,000	12,640,000	12,640,000	12,640,000

MS University Educational Building Corp.
Series 2000,
Insured: MBIA,
SPA: AmSouth Bank		3.990	10/01/20	(a)	—	—	7,195,000	7,195,000	7,195,000	7,195,000

MISSISSIPPI TOTAL								77,235,000		77,235,000

MISSOURI – 1.4%	1.4%
MO Desloge Industrial Development Authority
National Health Corp.,
Series 1989,		3.800	12/01/10	(a)	—	—	1,120,000	1,120,000	1,120,000	1,120,000
LOC: Regions Bank

MO Development Finance Board
Series 2003,
LOC: U.S. Bank N.A.		3.980	06/01/33	(a)	—	—	2,430,000	2,430,000	2,430,000	2,430,000

Southeast Missouri State University,
Series 2003 B,
LOC: U.S. Bank N.A.		3.930	10/01/23	(a)	—	—	18,260,000	18,260,000	18,260,000	18,260,000

MO Dunklin County Industrial Development Authority
National Health Corp.,
Series 1989,
LOC: Regions Bank		3.800	12/01/10	(a)	—	—	1,105,000	1,105,000	1,105,000	1,105,000

MO Curators University Missouri System Facilities Revenue
Series 1978					10,000,000	10,000,000			10,000,000	10,000,000

MO Kansas City Individual Development Authority Revenue
Series C
Insured: AMBAC					40,000,000	40,000,000			40,000,000	40,000,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
Series A
Insured: AMBAC					15,500,000	15,500,000			15,500,000	15,500,000

MO Kansas City Industrial Development Authority
Multi-Family Housing Revenue,
Timberlane Village Associates,
Series 1986,
LOC: UBS AG		4.020	06/01/27	(a)	—	—	18,400,000	18,400,000	18,400,000	18,400,000

MO SCA Tax Exempt Trust
Series 2005 PT-2521,
Insured: FSA,
LOC: Merrill Lynch Capital Services		4.070	01/01/30	(a)	—	—	8,300,000	8,300,000	8,300,000	8,300,000

MISSOURI TOTAL						65,500,000		49,615,000		115,115,000

NEBRASKA – 1.2%	1.2%
NE Elementary & Secondary School Finance Authority
Wider Omaha Lutheran School Association,
Series 2004 B,
LOC: PNC Bank N.A.		4.030	09/01/29	(a)	—	—	3,625,000	3,625,000	3,625,000	3,625,000

NE Lancaster County Hospital Authority No. 1
Bryanlgh Medical Center,
Series 2002,
insured: AMBAC,
SPA: U.S. Bank N.A.		3.980	06/01/18	(a)	—	—	19,690,000	19,690,000	19,690,000	19,690,000

NE Public Power Generation Agency
Series 2007 A,
Insured: AMBAC,
LIQ FAC: Bayerische Landesbank		4.020	01/01/41	(a)	—	—	78,910,000	78,910,000	78,910,000	78,910,000

NEBRASKA TOTAL								102,225,000		102,225,000

NEVADA – 0.8%	0.8%
NV Eclipse Funding Trust
Series 2006,
Insured: AMBAC,
LIQ FAC: U.S. Bank N.A.		4.050	07/01/35	(a)	—	—	13,120,000	13,120,000	13,120,000	13,120,000

NV Henderson
Series 2004,
Insured: FGIC		4.060	06/01/24	(a)	—	—	8,570,000	8,570,000	8,570,000	8,570,000

NV Las Vegas Valley Water District
Series 2006,
Insured: FGIC,
LIQ FAC: JPMorgan Chase Bank & Co.		4.030	06/01/13	(a)	—	—	3,290,000	3,290,000	3,290,000	3,290,000

NV Reno Sales Tax Revenue
Series 2006 3G,
LIQ FAC: Goldman Sachs		4.010	06/01/21	(a)	—	—	5,825,000	5,825,000	5,825,000	5,825,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
NV Reset Optional Certificates Trust II-R
Series 2006,
Insured: AMBAC,
LIQ FAC: Citigroup Financial Products		4.040	11/01/26	(a)	—	—	4,355,000	4,355,000	4,355,000	4,355,000

NV State Tax Exempt
Series 4221,
Insured: FGIC					15,000,000	15,000,000			15,000,000	15,000,000

NV System of Higher Education
Series 2005,
Insured: AMBAC,
LIQ FAC: Deutsche Bank A.G.		4.090	07/01/30	(a)	—	—	7,520,000	7,520,000	7,520,000	7,520,000

NV Washoe County School District
Series 2003,
Insured: FGIC,
LIQ FAC: Citigroup Global Markets		4.030	06/01/20	(a)	—	—	3,950,000	3,950,000	3,950,000	3,950,000

Series 1241
Insured: MBIA					9,745,000	9,745,000			9,745,000	9,745,000

NEVADA TOTAL						24,745,000		46,630,000		71,375,000

NEW HAMPSHIRE – 0.2%	0.2%
NH Health & Education Facilities Authority
Series 2004 A,
LOC: Citizens Bank		4.040	12/01/34	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

UTD Church of Christ,
Series 2006 B,
LOC: Citizens Bank		3.950	01/01/30	(a)	—	—	10,000,000	10,000,000	10,000,000	10,000,000

NH Manchester Housing Authority
Series 1990 A,
LOC: PNC Bank N.A.		4.060	06/15/15	(a)	—	—	4,300,000	4,300,000	4,300,000	4,300,000

NEW HAMPSHIRE TOTAL								19,300,000		19,300,000

NEW JERSEY – 0.1%	0.1%
NJ Municipal Securities Trust Certificates
Series 2006 A,
Insured: AMBAC,
LIQ FAC: Bear Stearns Capital Markets		4.030	11/07/30	(a)	—	—	10,305,000	10,305,000	10,305,000	10,305,000

NEW JERSEY TOTAL								10,305,000		10,305,000

NEW MEXICO – 0.9%	0.9%
NM Bernalillo County
Series 2006,		4.000	12/14/07		—	—	10,000,000	10,008,233	10,000,000	10,008,233

NM Eclipse Funding Trust
Series 2006,
Insured: AMBAC,
LIQ FAC: U.S. Bank N.A.		4.020	06/01/36	(a)	—	—	9,280,000	9,280,000	9,280,000	9,280,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
NM Finance Authority
Series 2004,
Insured: MBIA		4.060	12/15/11	(a)	—	—	19,495,000	19,495,000	19,495,000	19,495,000

NM Hospital Equipment Loan Council
Presbyterian Healthcare Services,
Series 2005 B,
Insured: FSA,
SPA: Citibank N.A.		3.950	08/01/30	(a)	—	—	33,530,000	33,530,000	33,530,000	33,530,000

NEW MEXICO TOTAL								72,313,233		72,313,233

NEW YORK – 2.2%	2.2%
NY ABN AMRO Munitops Certificates Trust
Series 2004,
Insured: FSA		3.620	01/15/12	(a)(c)	—	—	11,190,000	11,190,000	11,190,000	11,190,000

NY Bank of New York Municipal Certificates Trust
Series 2007,
Insured: MBIA,
SPA: Bank of New York		3.720	02/15/36	(a)	—	—	17,150,000	17,150,000	17,150,000	17,150,000

NY Dormitory Authority Revenue
Series 2003 H,
SPA: JPMorgan Chase Bank		3.980	02/15/31	(a)	—	—	8,265,000	8,265,000	8,265,000	8,265,000

NY Housing Finance Agency
BPC Green LLC,
Series 2003 A,
LOC: Landesbank Hessen-Thuringen		3.920	11/01/36	(a)	—	—	25,380,000	25,380,000	25,380,000	25,380,000

NY Nassau County Tobacco Settlement Corp.
Series 2006,
SPA: Merrill Lynch Capital Services,
GTY AGMT: Merrill Lynch & Co.		4.040	06/01/46	(a)	—	—	2,037,000	2,037,000	2,037,000	2,037,000

NY New York City
Series 2002 C-4,
LOC: BNP Paribas		3.920	08/01/20	(a)	—	—	30,800,000	30,800,000	30,800,000	30,800,000

NY New York City Metropolitan Transit Authority Revenue
Series G-2
LOC: BNP PARIBAS					2,000,000	2,000,000			2,000,000	2,000,000

Series 2004 H-3,							26,365,000	26,365,000	26,365,000	26,365,000
LOC: Bank of New York		3.880	03/01/34	(a)	—	—

NY Rockland County
Series 2007,		4.000	12/20/07		—	—	9,000,000	9,008,115	9,000,000	9,008,115

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
NY Tobacco Settlement Financing Authority
Series 2006,
SPA: Merrill Lynch Capital Services,
GTY AGMT: Merrill Lynch & Co.		4.080	06/01/20	(a)	—	—	45,855,000	45,855,000	45,855,000	45,855,000

NY TSASC, Inc.
Series 2006,
SPA: Merrill Lynch Capital Services,
GTY AGMT: Merrill Lynch & Co.		4.040	06/01/42	(a)	—	—	7,855,000	7,855,000	7,855,000	7,855,000

NEW YORK TOTAL						2,000,000		183,905,115		185,905,115

NORTH CAROLINA – 4.0%	4.0%
NC Burke County Development Authority		3.890	09/05/07		—	—	15,000,000	15,000,000	15,000,000	15,000,000

NC Capital Facilities Finance Agency
Educational Facilities Revenue,:
Barton College,
Series 2001,
LOC: Branch Banking & Trust Co.		3.980	07/01/19	(a)	—	—	4,800,000	4,800,000	4,800,000	4,800,000

Campbell University,
Series 2004,
LOC: Branch Banking & Trust Co.		3.980	10/01/24	(a)	—	—	5,360,000	5,360,000	5,360,000	5,360,000

The Raleigh School,
Series 2006,
LOC: Branch Banking & Trust Co.		3.980	09/01/31	(a)	—	—	4,000,000	4,000,000	4,000,000	4,000,000

NC Charlotte Housing Authority
Multi-Family Housing Revenue,:
Charlotte Oak Park LLC,
Series 2005,
LOC: Wachovia Bank N.A.		3.980	09/01/35	(a)	—	—	7,740,000	7,740,000	7,740,000	7,740,000

Charlotte Stonehaven LLC,
Series 2005,
LOC: Wachovia Bank N.A.		3.980	09/01/35	(a)	—	—	9,475,000	9,475,000	9,475,000	9,475,000

NC Charlotte-Mecklenburg Hospital Authority
Mercy Hospital, Inc.,
Series 2007,
Insured: AMBAC,
SPA: Bayerische Landesbank		3.950	01/15/38	(a)	—	—	79,315,000	79,315,000	79,315,000	79,315,000

NC City of Charlotte
Certificates of Participation,
Series 2006,
SPA: Merrill Lynch Capital Services		4.070	08/01/18	(a)	—	—	12,760,000	12,760,000	12,760,000	12,760,000

NC Cleveland County Industrial Facilities & Pollution Control Financing Authority
Series 2007,
LOC: Brank Banking & Trust Co.		3.980	06/01/32	(a)	—	—	10,680,000	10,680,000	10,680,000	10,680,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
NC Forsyth County Industrial Facilities & Pollution Control Financing Authority
YMCA of Winston-Salem,
Series 2005,
LOC: Branch Banking & Trust Co.	3.980	12/01/30	(a)	—	—	10,250,000	10,250,000	10,250,000	10,250,000

NC Guilford County Industrial Facilities & Pollution Control Financing Authority
YMCA of Greensboro, Inc.,
Series 2002,
LOC: Branch Banking & Trust Co.	3.980	02/01/23	(a)	—	—	2,605,000	2,605,000	2,605,000	2,605,000

NC Henderson County Hospital Revenue
Series 2001,
LOC: Branch Banking & Trust Co.	3.980	10/01/21	(a)	—	—	12,745,000	12,745,000	12,745,000	12,745,000

NC Mecklenburg County
Series 2004 B,
SPA: Landesbank Hessen-Thuringen	3.930	02/01/24	(a)	—	—	26,110,000	26,110,000	26,110,000	26,110,000

NC Medical Care Commission
Aldersgate United Retirement Community,
Series 2001,
LOC: Branch Banking & Trust	3.980	01/01/31	(a)	—	—	9,890,000	9,890,000	9,890,000	9,890,000

J. Arthur Dosher Memorial Hospital,
Series 1998,
LOC: Branch Banking & Trust Co.	3.980	05/01/18	(a)	—	—	2,105,000	2,105,000	2,105,000	2,105,000

Rutherford Hospital, Inc.,
Series 2001,
LOC: Branch Banking & Trust Co.	3.980	09/01/21	(a)	—	—	3,315,000	3,315,000	3,315,000	3,315,000

Southeastern Regional Medical Center,
LOC: Branch Banking & Trust	3.980	06/01/37	(a)	—	—	3,250,000	3,250,000	3,250,000	3,250,000

United Methodist Retirement Homes,
Series 2005,
LOC: Branch Banking & Trust Co.	3.980	10/01/35	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

Westcare, Inc.,
Series 2002 A,
LOC: Branch Banking & Trust Co.	3.980	09/01/22	(a)	—	—	8,900,000	8,900,000	8,900,000	8,900,000

NC State
Series 2002 F,
SPA: Landesbank Hessen-Thuringen	3.850	05/01/21	(a)	—	—	41,870,000	41,870,000	41,870,000	41,870,000

Series 2005,				9,900,000	9,900,000			9,900,000	9,900,000

Series 465				12,095,000	12,095,000			12,095,000	12,095,000

Series 466				10,245,000	10,245,000			10,245,000	10,245,000

NC Board Governors University	3.700	12/11/07		32,000,000	32,000,000			32,000,000	32,000,000

NORTH CAROLINA TOTAL					64,240,000		275,170,000		339,410,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
NORTH DAKOTA – 0.3%	0.3%
ND Grand Forks Health Care Facilities Revenue
Series 2004,
Insured: MBIA,:
SPA: Landesbank Hessen-Thuringen		4.090	07/21/09	(a)	—	—	5,845,000	5,845,000	5,845,000	5,845,000

SPA: Merrill Lynch Capital Services		4.060	12/01/24	(a)(c)	—	—	15,510,000	15,510,000	15,510,000	15,510,000

NORTH DAKOTA TOTAL								21,355,000		21,355,000

OHIO – 7.4%	7.4%
OH Akron Bath Copley Township Hospital District
Summa Health System,
Series 2004 B,
LOC: Bank One N.A.		4.030	11/01/34	(a)	—	—	45,325,000	45,325,000	45,325,000	45,325,000

OH Butler County Hospital Facilities Revenue
Series 2001,
Insured: FSA,
LIQ FAC: Landesbank Hessen-Thuringen		4.070	07/15/29	(a)	—	—	29,495,000	29,495,000	29,495,000	29,495,000

OH Cambridge Hospital Facilities Revenue
Southeastern Regional Medical Center,
Series 2001,
LOC: National City Bank		4.030	12/01/21	(a)	—	—	10,015,000	10,015,000	10,015,000	10,015,000

OH Clark County Health Care Facility
Western Reserve Masonic Community,
Series 2002,
Insured: AMBAC		4.000	10/01/27	(a)	—	—	10,165,000	10,165,000	10,165,000	10,165,000

OH Clark County Multi-Family Revenue
Masonic Retirement Village,
Series 2002,
Insured: AMBAC		4.000	10/01/27	(a)	—	—	8,615,000	8,615,000	8,615,000	8,615,000

OH Cleveland Cuyahoga County Port Authority
Cleveland Museum of Art,:
Series 2005 A,		4.020	10/01/40	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

Series 2005 B,
SPA: JPMorgan Chase Bank		4.020	10/01/40	(a)	—	—	15,000,000	15,000,000	15,000,000	15,000,000

Park Synagogue,
Series 2006,
LOC: U.S. Bank N.A.		4.030	01/01/31	(a)	—	—	9,995,000	9,995,000	9,995,000	9,995,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
OH Columbus Regional Airport Authority
Series 2004,
LOC: U.S. Bank N.A.	3.970	03/01/34	(a)	—	—	24,750,000	24,750,000	24,750,000	24,750,000
Series 2005,
LOC: U.S. Bank N.A.	3.970	07/01/35	(a)	—	—	33,275,000	33,275,000	33,275,000	33,275,000

OH Cuyahoga County Health Care Facilities Revenue
A.M. McGregor Home,
Series 2001,
LOC: KeyBank N.A.	4.040	01/01/32	(a)	—	—	11,400,000	11,400,000	11,400,000	11,400,000

Marymount Health Care Systems,
Series 2005,
LOC: KeyBank N.A.	3.980	08/01/32	(a)	—	—	19,630,000	19,630,000	19,630,000	19,630,000

OH Cuyahoga County Hospital Revenue
Series 2006,
Insured: MBIA,
LIQ FAC: Bayerische Landesbank	4.010	01/15/26	(a)	—	—	32,450,000	32,450,000	32,450,000	32,450,000

Sisters Charity Health Systems,
Series 2000,
LOC: National City Bank	4.030	11/01/30	(a)	—	—	14,040,000	14,040,000	14,040,000	14,040,000

OH Franklin County Health Care Facilities Revenue
Traditions Healthcare,
Series 2005,
Insured: AMBAC,
SPA: National City Bank	3.970	06/01/30	(a)	—	—	20,405,000	20,405,000	20,405,000	20,405,000

OH Franklin County Hospital Revenue
Children’s Hospital,
Series 2003,
Insured: AMBAC,
LOC: National City Bank	4.020	11/01/33	(a)	—	—	31,000,000	31,000,000	31,000,000	31,000,000

Series 2002,
Insured: AMBAC,
LOC: National City Bank	4.020	11/01/25	(a)	—	—	27,960,000	27,960,000	27,960,000	27,960,000

OH Hamilton County Health Care Facilities Revenue
Episcopal Retirement Homes, Inc.,
Series 2005 A,
LOC: KeyBank N.A.	3.970	06/01/35	(a)	—	—	4,300,000	4,300,000	4,300,000	4,300,000

OH Higher Educational Facility Commission
Series 2003,
LOC: Fifth Third Bank	4.030	09/01/30	(a)	—	—	12,025,000	12,025,000	12,025,000	12,025,000

Walsh University,
Series 2000 B,
LOC: Fifth Third Bank	4.220	09/01/20	(a)	—	—	850,000	850,000	850,000	850,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
OH Higher Educational Facility Revenue
Series 2005,
LOC: National City Bank	4.030	05/01/30	(a)	—	—	7,000,000	7,000,000	7,000,000	7,000,000

Tiffin University,
Series 2007,
LOC: National City Bank	4.030	08/01/22	(a)	—	—	6,600,000	6,600,000	6,600,000	6,600,000

OH Highland County Hospital Joint Township
Series 2004,
LOC: Fifth Third Bank	4.010	08/01/24	(a)	—	—	2,245,000	2,245,000	2,245,000	2,245,000

OH Lorain County Hospital Revenue
Series 2005,
Insured: AMBAC,
SPA: JPMorgan Chase Bank	4.020	11/01/21	(a)	—	—	28,785,000	28,785,000	28,785,000	28,785,000

OH Mahoning County Hospital Facilities Revenue
Forum Health Obligation Group,
Series 1997 B,
Insured: MBIA,
SPA: JPMorgan Chase Bank	4.030	12/01/28	(a)	—	—	27,100,000	27,100,000	27,100,000	27,100,000

Series 2002 B,
LOC: Fifth Third Bank	4.040	12/01/27	(a)	—	—	6,165,000	6,165,000	6,165,000	6,165,000

OH Middleburg Heights Hospital Revenue
Series 1997,
LOC: Fifth Third Bank	4.030	08/15/22	(a)	—	—	4,785,000	4,785,000	4,785,000	4,785,000

OH Montgomery County Economic Development Revenue
Series 1996,
LOC: National City Bank	3.970	05/01/26	(a)	—	—	8,000,000	8,000,000	8,000,000	8,000,000

OH Muskingum County Hospital Facilities Revenue
Genesis Healthcare System,
Series 2000,
LOC: National City Bank	4.030	12/01/20	(a)	—	—	12,980,000	12,980,000	12,980,000	12,980,000

OH Parma City
Parma Community General Hospital,
Series 2006 C,
LOC: JPMorgan Chase Bank	4.030	11/01/30	(a)	—	—	10,275,000	10,275,000	10,275,000	10,275,000

OH Parma Hospital Improvement Revenue
Parma Community General Hospital,
Series 2006 A,
LOC: JPMorgan Chase Bank	4.030	11/01/29	(a)	—	—	9,280,000	9,280,000	9,280,000	9,280,000

OH Sandusky County Hospital Facility Revenue
Memorial Hospital,
Series 2006,
LOC: Fifth Third Bank	3.980	02/01/30	(a)	—	—	17,555,000	17,555,000	17,555,000	17,555,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
OH Stark County Port Authority Revenue
Series 2001,
LOC: JPMorgan Chase & Co.		4.220	12/01/22	(a)	—	—	3,440,000	3,440,000	3,440,000	3,440,000

OH State
Series 2003 B,		3.920	08/01/17	(a)	—	—	67,615,000	67,615,000	67,615,000	67,615,000

OH State Air Quality Development Authority Revenue
Series C					15,700,000	15,700,000			15,700,000	15,700,000

OH Summit County Port Authority
Series 2005,
LOC: National City Bank		4.080	10/01/23	(a)	—	—	4,470,000	4,470,000	4,470,000	4,470,000

Summa Enterprise Group,
Series 2006,
LOC: Fifth Third Bank		4.020	11/01/36	(a)	—	—	4,810,000	4,810,000	4,810,000	4,810,000

OH University of Toledo
Series 2002,
Insured: FGIC,
SPA: U.S. Bank N.A.		3.980	06/01/32	(a)	—	—	26,585,000	26,585,000	26,585,000	26,585,000

OH Warren County Economic Development Revenue
Ralph J. Stolle Countryside,
Series 2000,
LOC: Fifth Third Bank		4.010	08/01/20	(a)	—	—	1,580,000	1,580,000	1,580,000	1,580,000

OHIO TOTAL						15,700,000		614,965,000		630,665,000

OKLAHOMA – 1.1%	1.1%
OK Industries Authority
Amateur Softball Association,
Series 2002,
LOC: Bank One Oklahoma N.A.		4.220	06/01/14	(a)	—	—	1,015,000	1,015,000	1,015,000	1,015,000

OK Oklahoma State Water Resourses Board					15,850,000	15,850,000			15,850,000	15,850,000

OK Tulsa County Industrial Authority Revenue
Series 2002 A,
LOC: BNP Paribas		3.940	07/01/32	(a)	—	—	1,750,000	1,750,000	1,750,000	1,750,000
									—

OK Turnpike Authority
Series 2006 B,
Insured: XLCA		3.900	01/01/28	(a)	—	—	23,825,000	23,825,000	23,825,000	23,825,000

Series 2006 C,
Insured: XLCA		3.900	01/01/28	(a)	—	—	48,500,000	48,500,000	48,500,000	48,500,000

Series 2006 SR,
Insured: XLCA		3.950	01/01/28	(a)	—	—	4,800,000	4,800,000	4,800,000	4,800,000

OKLAHOMA TOTAL						15,850,000		79,890,000		95,740,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
OREGON – 0.5%	0.5%
OR Homeowner Revenue
Series 2006,
SPA: Merrill Lynch Capital Services		4.070	05/01/10	(a)	—	—	7,620,000	7,620,000	7,620,000	7,620,000

OR State
Series 86,
Insured: VA					13,560,000	13,560,000			13,560,000	13,560,000

OR State Veteran Welfare
Series 85
SPA: Dexia Credit Local					19,475,000	19,475,000			19,475,000	19,475,000

OREGON TOTAL						33,035,000		7,620,000		40,655,000

PENNSYLVANIA – 5.2%	5.2%
PA Allegheny County Hospital Development Authority
Jefferson Regional Medical Center,
Series 2006 A,
LOC: PNC Bank N.A.		3.970	05/01/26	(a)	—	—	22,000,000	22,000,000	22,000,000	22,000,000

Series 2003,
Insured: FGIC,
SPA: Landesbank Hessen-Thuringen		4.020	10/01/19	(a)	—	—	28,965,000	28,965,000	28,965,000	28,965,000

University of Pittsburgh Medical Center,:
Series 2005 B-1,		4.080	12/01/16	(a)	—	—	12,064,000	12,064,000	12,064,000	12,064,000

Series 2005 B-2,		4.080	12/01/35	(a)	—	—	21,508,000	21,508,000	21,508,000	21,508,000

PA Allegheny County Industrial Development Authority
Our Lady Sacred Heart High School,
Series 2002,
LOC: PNC Bank N.A.		4.030	06/01/22	(a)	—	—	2,550,000	2,550,000	2,550,000	2,550,000

PA Allegheny County Redevelopment Authority
Series 2001 A,
LOC: National City Bank		4.080	11/01/19	(a)	—	—	2,700,000	2,700,000	2,700,000	2,700,000

PA Beaver County Industrial Development Authority
Firstenergy Generation,
Series 2006 B,
LOC: Barclays Bank PLC		4.010	12/01/41	(a)	—	—	32,405,000	32,405,000	32,405,000	32,405,000

FirstEnergy Generation,
Series 2006 C,
LOC: Barclays Bank PLC		3.990	03/01/17	(a)	—	—	23,525,000	23,525,000	23,525,000	23,525,000

PA Delaware Valley Regional Financial Authority
Series 2004,
Insured: AMBAC,
SPA: Merrill Lynch Capital Services		4.020	07/01/27	(a)(c)	—	—	4,995,000	4,995,000	4,995,000	4,995,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
Series 2007 B,
LOC: Bayerische Landesbank
	3.960	06/01/42	(a)	—	—	19,800,000	19,800,000	19,800,000	19,800,000

PA Economic Development Financing Authority
JC Blair,
Series 2007 A-1,
LOC: National City Bank	4.030	03/01/19	(a)	—	—	4,000,000	4,000,000	4,000,000	4,000,000

PA Emmaus General Authority
Series 1989 D,
LOC: DEPFA Bank PLC	3.950	03/01/24	(a)	—	—	15,200,000	15,200,000	15,200,000	15,200,000

Series 1989 F-22,
LOC: DEPFA Bank PLC	3.950	03/01/24	(a)	—	—	19,900,000	19,900,000	19,900,000	19,900,000

Series 1989 G18,
LOC: DEPFA Bank PLC	3.950	03/01/24	(a)	—	—	22,700,000	22,700,000	22,700,000	22,700,000

Series 1989 H-19,
LOC: DEPFA Bank PLC	3.950	03/01/24	(a)	—	—	15,000,000	15,000,000	15,000,000	15,000,000

PA Gas Works Revenue	3.950	09/04/07		—	—	41,600,000	41,600,000	41,600,000	41,600,000

PA Harrisburg Authority
Series 2001 D,
Insured: FSA,
SPA: Dexia Credit Local	4.000	03/01/34	(a)	—	—	1,790,000	1,790,000	1,790,000	1,790,000

Series 2002 B,
Insured: FSA,
SPA: Dexia Credit Local	4.000	03/01/34	(a)	—	—	11,205,000	11,205,000	11,205,000	11,205,000

PA Higher Educational Facilities Authority
Series 2005,
LOC: Sovereign Bank	3.980	11/01/36	(a)	—	—	8,000,000	8,000,000	8,000,000	8,000,000

PA Lackawanna County
Series 2006 A,
LOC: PNC Bank N.A.	3.970	09/01/29	(a)	—	—	20,000,000	20,000,000	20,000,000	20,000,000

PA Pennsylvania State Tax-Exempt
Series 4160				30,000,000	30,000,000			30,000,000	30,000,000

PA Philadelphia Authority for Industrial Development
Series 2003,
Insured: FSA,
SPA: Merrill Lynch Services Capital	4.020	10/01/10	(a)	—	—	10,275,000	10,275,000	10,275,000	10,275,000

Series 2007 A-1,
LOC: Citizens Bank of PA	3.950	07/01/37	(a)	—	—	13,275,000	13,275,000	13,275,000	13,275,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
PA Philadelphia Gas Works Revenue
Series 2003,
Insured: FSA,
SPA: Merrill Lynch Services Capital		4.050	08/01/31	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

Series 2006,
Insured: FSA		3.950	08/01/31	(a)
					—	—	24,200,000	24,200,000	24,200,000	24,200,000

PA Philadelphia
Series 2006,
Insured: CIFG,
LIQ FAC: Bayerische Landesbank		4.030	08/01/22	(a)	—	—	10,630,000	10,630,000	10,630,000	10,630,000

PA University of Pittsburgh Commonwealth System of Higher Education Series B					13,000,000	13,000,000			13,000,000	13,000,000

PA West Cornwall Township Municipal Authority
Lebanon Valley Brethren Home,
Series 2006 S,
LOC: PNC Bank N.A.		4.040	01/01/37	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

PENNSYLVANIA TOTAL						43,000,000		398,287,000		441,287,000

PUERTO RICO – 1.9%	1.9%
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 2007,
LIQ FAC: Citigroup Financial Products,
GTY AGMT: Citigroup Financial Products		4.030	12/27/08	(a)	—	—	50,080,000	50,080,000	50,080,000	50,080,000

PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005,
Insured: AMBAC,
LIQ FAC: Dexia Credit Local		3.980	07/01/41	(a)	—	—	99,110,000	99,110,000	99,110,000	99,110,000

PR Commonwealth of Puerto Rico
Reset Optional Certificates Trust II-R,
Series 2006,
LIQ FAC: Citigroup Financial Products,
GTY AGMT: Citigroup Financial Products		4.030	09/03/09	(a)	—	—	8,395,000	8,395,000	8,395,000	8,395,000

PUERTO RICO TOTAL								157,585,000		157,585,000

RHODE ISLAND – 0.3%	0.3%
RI Health & Educational Building Corp.
Brown University,
Series 2001 B,		3.900	09/01/32	(a)	—	—	21,780,000	21,780,000	21,780,000	21,780,000

RHODE ISLAND TOTAL								21,780,000		21,780,000

SOUTH CAROLINA – 1.8%	1.8%
SC ABN AMRO Munitops Certificates Trust
Series 2003-29,
Insured: FSA		4.020	03/01/11	(a)	14,000,000	14,000,000	23,515,000	23,515,000	37,515,000	37,515,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
SC Cherokee County Industrial Development Revenue
Newark Electronics Corp.,
Series 1985,
LOC: LaSalle Bank N.A.	3.970	12/01/15	(a)	—	—	6,500,000	6,500,000	6,500,000	6,500,000

SC Greenville County Industrial Revenue
Edgcomb Metals Co.,
Series 1984,
LOC: Wells Fargo Bank N.A.	3.950	07/01/14	(a)	—	—	4,400,000	4,400,000	4,400,000	4,400,000

SC Jobs Economic Development Authority
Anderson Area YMCA,
Series 1999,
LOC: Branch Banking & Trust	3.980	11/01/24	(a)	—	—	1,700,000	1,700,000	1,700,000	1,700,000

Health Care Facilities Revenue,:
Baptist Ministries, Inc.,
Series 2000,
LOC: National Bank of South Carolina	4.020	07/01/20	(a)	—	—	5,500,000	5,500,000	5,500,000	5,500,000

Carolina Village, Inc.,
Series 2000,
LOC: Branch Banking & Trust	3.980	02/01/22	(a)	—	—	13,250,000	13,250,000	13,250,000	13,250,000

Hospital Facilities Revenue,
Sisters Of Charity Hospitals,
Series 2002,
LOC: Wachovia Bank N.A.	4.030	11/01/32	(a)	—	—	3,785,000	3,785,000	3,785,000	3,785,000

Spartanburg YMCA,
Series 1996,
LOC: First Union National Bank	3.980	06/01/18	(a)	—	—	2,320,000	2,320,000	2,320,000	2,320,000

SC Piedmont Municipal Power Agency
Electric Revenue,Series 2004 B-1,
Insured: MBIA,
SPA: JPMorgan Chase Bank	3.950	01/01/34	(a)	—	—	21,750,000	21,750,000	21,750,000	21,750,000

SC Public Service Authority
Series 2002,
Insured: FSA	4.060	07/01/10	(a)	—	—	10,205,000	10,205,000	10,205,000	10,205,000
								—
Series 2004,
Insured: AMBAC	4.030	01/01/22	(a)	—	—	4,510,000	4,510,000	4,510,000	4,510,000

SC Richland County School District
Series 1646				18,040,000	18,040,000			18,040,000	18,040,000

SC Transportation Infrastructure Bank
Series 2004,
Insured: AMBAC	4.060	04/01/12	(a)	—	—	12,660,000	12,660,000	12,660,000	12,660,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
Series 2006,
Insured: AMBAC,
LIQ FAC: Citigroup Financial Products		4.030	10/01/33	(a)	—	—	4,180,000	4,180,000	4,180,000	4,180,000

SC York County School District No. 4
Series F					10,240,000	10,240,000			10,240,000	10,240,000

SOUTH CAROLINA TOTAL						42,280,000		114,275,000		156,555,000

SOUTH DAKOTA – 0.1%	0.1%
SD Housing Development Authority
Series 2004 D,
SPA: Landesbank Hessen-Thuringen		3.950	05/01/32	(a)	—	—	7,290,000	7,290,000	7,290,000	7,290,000

SOUTH DAKOTA TOTAL								7,290,000		7,290,000

TENNESSEE – 4.6%	4.6%
TN Blount County Public Building Authority
Series 2005 D-5,
Insured: XLCA,
SPA: DEPFA Bank PLC		4.000	06/01/36	(a)	—	—	1,380,000	1,380,000	1,380,000	1,380,000
Series 2006 D-8,
Insured: XLCA,
SPA: DEPFA Bank PLC		4.000	06/01/27	(a)	—	—	10,000,000	10,000,000	10,000,000	10,000,000

TN Cleveland Health & Educational Facilities Board Revenue
Lee University,
Series 2002,
LOC: First Tennessee Bank		4.050	12/01/19	(a)	—	—	2,750,000	2,750,000	2,750,000	2,750,000

TN Collierville Industrial Development Board
St. George’s High School,
Series 2001,
LOC: AmSouth Bank		3.980	08/01/31	(a)	—	—	19,475,000	19,475,000	19,475,000	19,475,000

TN Electric Systems Revenue Bonds
Series 378
Insured: MBIA					17,660,000	17,660,000			17,660,000	17,660,000

TN Hendersonville Industrial Development Board
Series 2007 A,
LOC: Fifth Third Bank		4.010	05/01/36	(a)	—	—	7,500,000	7,500,000	7,500,000	7,500,000

TN Hockley County Industrial Development Corp. Pollution Control					19,300,000	19,300,000			19,300,000	19,300,000
										—

TN Hockley County Industrial Development Corp. Amoco Project					25,000,000	25,000,000			25,000,000	25,000,000

TN Knox County Health, Educational & Housing Facilities Board
Volunteer Student Housing LLC,
Series 2002,
LOC: Allied Irish Banks PLC		3.970	09/01/34	(a)	—	—	21,590,000	21,590,000	21,590,000	21,590,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity

TN McMinn County Industrial Development Board
Series 2006,
LOC: AmSouth Bank	3.990	11/01/36	(a)	—	—	4,750,000	4,750,000	4,750,000	4,750,000

TN Metropolitan Government Nashville & Davidson County	3.600	09/06/07		—	—	30,000,000	30,000,000	30,000,000	30,000,000
	3.950	09/05/07		—	—	10,130,000	10,130,000	10,130,000	10,130,000

TN Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
The Blakeford at Green Hills,
Series 2005,
LOC: Fifth Third Bank	4.010	07/01/16	(a)	—	—	6,000,000	6,000,000	6,000,000	6,000,000

Timberlake Apartments Associates,
Series 2002,
Guarantor: FNMA	3.930	08/15/32	(a)	—	—	7,000,000	7,000,000	7,000,000	7,000,000

TN Metropolitan Government Nashville & Davidson County Industrial Development Board
Nashville Apartment Properties,
Series 1995-2,
LOC: AmSouth Bank	4.120	09/01/15	(a)	—	—	2,955,000	2,955,000	2,955,000	2,955,000

TN Metropolitan Government Nashville & Davidson County
Series 2002,
Insured: AMBAC,
SPA: Merrill Lynch Capital Services	4.090	10/01/19	(a)	—	—	5,260,000	5,260,000	5,260,000	5,260,000

TN Municipal Energy Acquisition Corp.
Series 2006,
LOC: JPMorgan Chase & Co.,
LIQ FAC: JPMorgan Chase & Co.	3.930	11/30/07	(a)	—	—	71,765,000	71,765,000	71,765,000	71,765,000

TN SCA Tax Exempt Trust
Series 2005,
Insured: FSA,
SPA: Merrill Lynch Capital Services	4.070	01/01/30	(a)	—	—	12,350,000	12,350,000	12,350,000	12,350,000

TN Sevier County Public Building Authority
Local Government Public Improvement Revenue,
Series 1998 III-B-2,
Insured: AMBAC,
SPA: Landesbank Hessen-Thuringen	3.990	06/01/19	(a)	—	—	3,990,000	3,990,000	3,990,000	3,990,000

Series 2004 6-A-1,	3.990	06/01/29	(a)	—	—	34,000,000	34,000,000	34,000,000	34,000,000

Series 2004 C-1,
Insured: AMBAC,
SPA: DEPFA Bank PLC	4.000	06/01/34	(a)	—	—	3,775,000	3,775,000	3,775,000	3,775,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
Series 2007 I-1,
Insured: AMBAC,
SPA: DEPFA Bank PLC		4.000	06/01/32	(a)	—	—	15,000,000	15,000,000	15,000,000	15,000,000

TN Sevierville Public Building Authority
Series 2006,
Insured: XLCA,
SPA: DEPFA Bank PLC		3.990	06/01/28	(a)	—	—	18,500,000	18,500,000	18,500,000	18,500,000

TN Shelby County Health, Educational & Housing Facilities Board
Memphis University School Project,
Series 2002,
LOC: SunTrust Bank		3.980	10/01/22	(a)	—	—	4,520,000	4,520,000	4,520,000	4,520,000

Series 2007,
LOC: Regions Bank		4.050	03/01/40	(a)	—	—	7,880,000	7,880,000	7,880,000	7,880,000
St. Benedict Auburndale School,
Series 2003,
LOC: AmSouth Bank		3.990	05/01/33	(a)	—	—	4,970,000	4,970,000	4,970,000	4,970,000

St. Mary’s Episcopal School Project,
Series 2004,
LOC: First Tennessee Bank		3.990	12/01/34	(a)	—	—	3,500,000	3,500,000	3,500,000	3,500,000

TN State School Building Authority
Series A					20,000,000	20,000,000			20,000,000	20,000,000

TN Williamson County Industrial Development Board
St. Matthew Catholic Church,
Series 2004,
LOC: SunTrust Bank		4.070	07/01/24	(a)	—	—	2,520,000	2,520,000	2,520,000	2,520,000

TENNESSEE TOTAL						81,960,000		311,560,000		393,520,000

TEXAS – 13.4%	13.4%

Bastrop, Texas, Munitops Certificates Trust
Independent School District,
General Obligation Bonds, Series 2003-23		4.000	02/15/11	(b)(d)	15,640,000	15,640,000			15,640,000	15,640,000
Cedar Hill, Texas, Munitops Certificates Trust
Independent School District,
General Obligation Bonds, Series 2005-19		4.020	07/01/13	(b)(d)	15,835,000	15,835,000			15,835,000	15,835,000

Denton, Texas, Munitops Certificates Trust
General Obligation Bonds, Series 2004-21		4.020	08/15/12	(b)(d)	12,935,000	12,935,000			12,935,000	12,935,000

Series 2003-36					8,955,000	8,955,000			8,955,000	8,955,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
TX ABN AMRO Munitops Certificate Trust
Series 2003,
Guarantor: PSFG,
SPA: ABN AMRO Bank:	4.020	08/15/10	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000
	4.020	02/15/27	(a)	—	—	10,690,000	10,690,000	10,690,000	10,690,000
	4.020	02/15/30	(a)	—	—	14,850,000	14,850,000	14,850,000	14,850,000

Series 2005-16
SPA: ABN AMRO BANK				14,065,000	14,065,000			14,065,000	14,065,000

Series 2005-17
SPA: ABN AMRO BANK				9,460,000	9,460,000			9,460,000	9,460,000
Series 2007,
Insured: FGIC,
SPA: ABN AMRO Bank	4.020	05/15/31	(a)	—	—	24,635,000	24,635,000	24,635,000	24,635,000

TX Ames Higher Education Facilities Corp.
Southwest Austin Catholic School,
Series 2003,
LOC: Allied Irish Bank PLC	4.020	12/01/33	(a)	—	—	5,255,000	5,255,000	5,255,000	5,255,000

TX Austin Utility System Revenue	3.950	09/07/07		—	—	24,900,000	24,900,000	24,900,000	24,900,000

TX Austin Texas Water & Wastewater Revenue Bond				47,050,000	47,050,000			47,050,000	47,050,000

TX BB&T Municipal Trust
Series 2007,
LIQ FAC: Branch Banking & Trust	4.030	12/15/26	(a)	—	—	16,695,000	16,695,000	16,695,000	16,695,000

TX Brazos County Health Facility Development Corp.
Series 2005,
LIQ FAC: Lloyds TSB Bank PLC	4.060	01/01/19	(a)(c)	—	—	28,950,000	28,950,000	28,950,000	28,950,000

TX Brownsville Utility Systems Revenue
Series 2005,
Insured: AMBAC,
LIQ FAC: Citigroup Global Markets	4.030	09/01/24	(a)	—	—	6,950,000	6,950,000	6,950,000	6,950,000

TX Brownsville Utility Systems Revenue Bonds
Series 1132
Insured: AMBAC				11,920,000	11,920,000			11,920,000	11,920,000
TX Cypress-Fairbanks Independent School District
Series 2007,
Insured: MBIA,
LIQ FAC: Wells Fargo Bank N.A.	4.030	02/15/29	(a)	—	—	14,480,000	14,480,000	14,480,000	14,480,000

TX Cypress-Fairbanks ABN AMRO Munitops Certificate Trust
Series 2003-22				25,995,000	25,995,000			25,995,000	25,995,000

TX Dallas Texas Area Rapid Transit Tax
EAGLE 20070020 Class A				19,800,000	19,800,000			19,800,000	19,800,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
TX Dallas Independent School District
Series 2004,
Guarantor: PSFG,
LIQ FAC: Citibank N.A.:	4.030	08/15/12	(a)	—	—	2,670,000	2,670,000	2,670,000	2,670,000
	4.030	08/15/13	(a)	—	—	5,290,000	5,290,000	5,290,000	5,290,000
	4.030	02/15/15	(a)	—	—	11,395,000	11,395,000	11,395,000	11,395,000
	4.030	02/15/24	(a)	—	—	3,350,000	3,350,000	3,350,000	3,350,000
	4.030	08/15/24	(a)	—	—	4,440,000	4,440,000	4,440,000	4,440,000
	4.060	08/15/08	(a)	—	—	3,920,000	3,920,000	3,920,000	3,920,000
Series 2005-1
SPA: ABN AMRO BANK				29,630,000	29,630,000			29,630,000	29,630,000

TX Dallas Water & Sewer
	3.630	11/05/07		10,000,000	10,000,000			10,000,000	10,000,000
	3.650	09/10/07		10,000,000	10,000,000			10,000,000	10,000,000

TX Denton County
Series 2005,
Insured: MBIA	4.030	07/15/10	(a)	—	—	4,545,000	4,545,000	4,545,000	4,545,000

TX Eclipse Funding Trust
Series 2006,
Insured: AMBAC,
LIQ FAC: U.S. Bank N.A.	4.020	09/01/31	(a)	—	—	23,645,000	23,645,000	23,645,000	23,645,000

TX Frisco ABN AMRO Munitops Certificate Trust
Series 2003-31				9,265,000	9,265,000			9,265,000	9,265,000

TX Grand Prairie Housing Finance Corp.
General Electric Capital Corp.,
Series 1993,
GTY AGMT: General Electric Capital Corp.	4.050	06/01/10	(a)	—	—	9,600,000	9,600,000	9,600,000	9,600,000

Windbridge Grand Prairie,
Series 1993,
GTY AGMT: General Electric Capital Corp.	4.050	06/01/10	(a)	—	—	9,000,000	9,000,000	9,000,000	9,000,000

TX Grapevine Industrial Development Corp.
Series 1993,
LOC: Bank One Texas N.A.	4.050	03/01/10	(a)	—	—	2,300,000	2,300,000	2,300,000	2,300,000

TX Gregg County Health Facilities Development Corp.
Good Shepherd Health System,
Series 2004,
LOC: KBC Bank N.V.	3.970	10/01/15	(a)	—	—	20,755,000	20,755,000	20,755,000	20,755,000

TX Gregg County Housing Finance Corp.
Baily Properties LLC,
Series 2004 A,
Guarantor: FNMA,
LIQ FAC: FNMA	3.980	02/15/23	(a)	—	—	4,995,000	4,995,000	4,995,000	4,995,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
Summer Green LLC,
Series 2004 A,
Guarantor: FNMA,
LIQ FAC: FNMA	3.980	02/15/23	(a)	—	—	2,560,000	2,560,000	2,560,000	2,560,000

TX Gulf Coast Waste Disposal Authority
BP PLC,
Series 1992,	3.990	10/01/17	(a)	—	—	3,280,000	3,280,000	3,280,000	3,280,000

TX Harlandale Munitops Certificate Trust
Series 2005-22
SPA: ABN AMRO BANK				9,995,000	9,995,000			9,995,000	9,995,000

TX Harris County	3.700	09/04/07		—	—	18,480,000	18,480,000	18,480,000	18,480,000

TX Harris County-Houston Sports Authority
Series 2005,
Insured: MBIA,
LIQ FAC: Merrill Lynch Capital Services	4.070	11/15/38	(a)	—	—	2,000,000	2,000,000	2,000,000	2,000,000

TX Harris County
Series 2006,
Insured: FGIC,
LIQ FAC: Citibank N.A.	4.040	08/15/33	(a)	—	—	5,580,000	5,580,000	5,580,000	5,580,000

TX Houston Utility System Revenue
Series 2004,:
Insured: FSA	4.030	05/15/20	(a)	—	—	5,140,000	5,140,000	5,140,000	5,140,000
Insured: MBIA	4.020	05/15/27	(a)	—	—	12,145,000	12,145,000	12,145,000	12,145,000

Series 1613
Insured: MBIA				15,395,000	15,395,000			15,395,000	15,395,000

TX Houston
Series 2002,
Insured: MBIA	5.000	03/01/08		—	—	6,000,000	6,036,225	6,000,000	6,036,225
Series 2004,
Insured: MBIA,
LOC: JPMorgan Chase Bank	4.030	03/01/12	(a)	—	—	9,190,000	9,190,000	9,190,000	9,190,000

TX Hunt Memorial Hospital District
Series 1998,
Insured: FSA	4.050	08/15/17	(a)	—	—	9,350,000	9,350,000	9,350,000	9,350,000

TX Montgomery County Municipal Utility District No. 46
Series 2004,
Insured: FGIC,
LIQ FAC: JPMorgan Chase Bank	4.030	09/01/10	(a)	—	—	1,285,000	1,285,000	1,285,000	1,285,000

				Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
				Par	Market Value	Par	Market Value	Par	Market Value
	Rate (%)	Maturity
TX Municipal Gas Acquisition & Supply Corp. II
Series 2007,
LIQ FAC: Landesbank Hessen-Thurigen	4.100	09/15/27	(a)	—	—	3,000,000	3,000,000	3,000,000	3,000,000

TX Municipal Gas Acquisition & Supply Corp. I
Series 2006,
SPA: Merrill Lynch Capital Services	4.120	12/15/26	(a)	—	—	5,000,000	5,000,000	5,000,000	5,000,000

TX Public Finance Authority	3.650	10/18/07		—	—	11,900,000	11,900,000	11,900,000	11,900,000

TX Reset Option Certificates
Series 4083				13,425,000	13,425,000			13,425,000	13,425,000

TX Richardson Independent School District
Series 2005 PT-2835,
Guarantor: PSFG,
LIQ FAC: Merrill Lynch Capital Services	4.090	02/15/25	(a)	—	—	4,270,000	4,270,000	4,270,000	4,270,000

TX Round Rock Independent School District
Series 2007,
Guarantor: PSFG,
LIQ FAC: Wells Fargo Bank N.A.	4.030	08/01/32	(a)	—	—	10,740,000	10,740,000	10,740,000	10,740,000

TX San Antonio Educational Facilities Corp.
University Incarnate Word Project,
Series 2001,
LOC: Bank One N.A.	3.990	12/01/21	(a)	—	—	7,290,000	7,290,000	7,290,000	7,290,000

TX San Antonio Health Facilities Development Corp. Revenue
CTRC Clinical Foundation,
LOC: Wells Fargo Bank N.A.	3.950	06/01/20	(a)	—	—	6,240,000	6,240,000	6,240,000	6,240,000

TX San Antonio Hotel Occupancy Revenue Bonds
Series 1693				14,210,000	14,210,000			14,210,000	14,210,000

TX San Antonio Water Revenue
Series 2007,
Insured: FGIC,
LIQ FAC: BNP Paribas	4.020	05/15/37	(a)	—	—	1,920,000	1,920,000	1,920,000	1,920,000

EAGLE 720053005
Class A
Insured: MBIA				40,000,000	40,000,000			40,000,000	40,000,000

EAGLE 20060005
Class A
Insured: MBIA				14,500,000	14,500,000			14,500,000	14,500,000

TX San Marcos Consolidated Independent School District
Series 2005,
Guarantor: PSFG	4.090	08/01/26	(a)	—	—	6,095,000	6,095,000	6,095,000	6,095,000

TX Southwest Higher Education Authority
SPA: Bank of New York				30,200,000	30,200,000			30,200,000	30,200,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
TX State
Series 2005,
LIQ FAC: Lehman Liquidity Co.		4.230	04/01/30	(a)	—	—	7,490,000	7,490,000	7,490,000	7,490,000

Series 2007 A,
LIQ FAC: Societe Generale		4.030	04/01/37	(a)	—	—	35,000,000	35,000,000	35,000,000	35,000,000

Series 2007,		4.500	08/28/08		—	—	136,000,000	137,015,920	136,000,000	137,015,920

Series 2005-35
SPA: ABN AMRO BANK					9,995,000	9,995,000			9,995,000	9,995,000

Series 1645					2,960,000	2,960,000			2,960,000	2,960,000

General Obligation Bonds					22,000,000	22,000,000			22,000,000	22,000,000

TX State Tax-Exempt Receipts
Series 4177					20,785,000	20,785,000			20,785,000	20,785,000

TX State Tax & Revenue Anticipation Notes					20,155,200	20,155,200			20,155,200	20,155,200

TX Tarrant Water Distribution Revenue Bonds
Series 3425					18,715,000	18,715,000			18,715,000	18,715,000

TX Texas State Gulf Coast Waste Disposal Pollution Control Revenue					4,600,000	4,600,000			4,600,000	4,600,000

TX Texas State Transportation Commision Revenue
Series 1324					10,980,000	10,980,000			10,980,000	10,980,000

TX Texas State Water Development Board Revenue					3,700,000	3,700,000			3,700,000	3,700,000

TX Turnpike Authority
Series 2002 B,
Insured: AMBAC,
SPA: DEPFA Bank PLC		3.920	08/15/42	(a)	—	—	33,520,000	33,520,000	33,520,000	33,520,000

TX University of Texas Revenue
Series A					19,000,000	19,000,000			19,000,000	19,000,000

Series 1574					16,700,000	16,700,000			16,700,000	16,700,000

TX Williamson County
Series 2001 188,
Insured: FSA		4.030	02/15/21	(a)	—	—	8,135,000	8,135,000	8,135,000	8,135,000

TEXAS TOTAL						527,865,200		610,972,145		1,138,837,345

UTAH – 1.6%	1.6%
UT Davis County Housing Authority
PTR Multi-Family Holdings, Inc.,
Series 1997 A,
Guarantor: FNMA,
LIQ FAC: FNMA		4.020	08/15/39	(a)	—	—	4,240,000	4,240,000	4,240,000	4,240,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
UT Intermountain Power Agency Supply Revenue
Series B2					63,200,000	63,200,000			63,200,000	63,200,000

Insured: AMBAC					14,500,000	14,500,000			14,500,000	14,500,000

UT St. George Industrial Development Revenue
Bluff Cove Resort LLC,
Series 2002,
LOC: JPMorgan Chase Bank		4.090	08/01/11	(a)	—	—	1,425,000	1,425,000	1,425,000	1,425,000

UT Transit Authority
Series 2006,
Insured: FSA,
LIQ FAC: Dexia Credit Local		4.030	06/15/32	(a)	—	—	18,980,000	18,980,000	18,980,000	18,980,000

UT Utah State Transportation Authority Revenue
Series 261
Insured: MBIA					20,760,000	20,760,000			20,760,000	20,760,000

UT Weber County Housing Authority
Series 2001,
LOC: Bank One N.A.		4.020	11/01/39	(a)	—	—	2,630,000	2,630,000	2,630,000	2,630,000

UT West Valley City Industrial Development Revenue
Johnson Matthey, Inc.,
Series 1987,
LOC: HSBC Bank USA N.A.		3.970	12/01/11	(a)	—	—	6,900,000	6,900,000	6,900,000	6,900,000

UTAH TOTAL						98,460,000		34,175,000		132,635,000

VIRGINIA – 0.6%	0.6%
VA Hanover County Virginia Industrial Development Authority
Covenant Woods,
Series 1999,
LOC: Branch Banking & Trust Co.		3.980	07/01/29	(a)	—	—	3,860,000	3,860,000	3,860,000	3,860,000

VA Housing Development Authority
Series 2005,
Insured: MBIA,
SPA: Merrill Lynch Capital Services		4.030	07/01/36	(a)	—	—	18,405,000	18,405,000	18,405,000	18,405,000

VA Rockingham County Industrial Development Authority
Sunnyside Presbyterian,
Series 2003,
LOC: Branch Banking & Trust		3.980	12/01/33	(a)	—	—	11,365,000	11,365,000	11,365,000	11,365,000

VA Virginia Commonwealth Transtional Board Revenue
Series 727					14,224,500	14,224,500			14,224,500	14,224,500

VA Winchester Industrial Development Authority
Westminster-Canterbury of Winchester, Inc.,
Series 2005 B,
LOC: Branch Banking & Trust		3.980	01/01/35	(a)	—	—	2,080,000	2,080,000	2,080,000	2,080,000

VIRGINIA TOTAL						14,224,500		35,710,000		49,934,500

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
WASHINGTON – 2.0%	2.0%
WA Energy Northwest
Series 2003 D2,
Insured: MBIA,
SPA: Dexia Credit Local		3.900	07/01/18	(a)	—	—	13,600,000	13,600,000	13,600,000	13,600,000

WA Health Care Facilities Authority
Seattle Cancer Care,
Series 2005,
LOC: Harris Trust & Savings Bank		4.100	03/01/35	(a)	—	—	12,215,000	12,215,000	12,215,000	12,215,000

WA Housing Finance Commission
Series 1988,
LOC: Harris Trust & Savings Bank		3.940	01/01/10	(a)	—	—	11,800,000	11,800,000	11,800,000	11,800,000

WA King County
Series 1184,
Insured: FGIC					13,570,000	13,570,000			13,570,000	13,570,000

WA Pierce County
Series 2005 921,
Insured: AMBAC,
LIQ FAC: JPMorgan Chase Bank		4.030	02/01/13	(a)	—	—	4,195,000	4,195,000	4,195,000	4,195,000

WA Public Power Supply Systems No. 3
Series 1998 3A,
Insured: MBIA,
SPA: Dexia Credit Local		3.900	07/01/18	(a)	—	—	15,585,000	15,585,000	15,585,000	15,585,000

WA Redmond
Series 2006,
Insured: MBIA,
LIQ FAC: Merrill Lynch Capital Services		4.090	12/01/20	(a)	—	—	3,445,000	3,445,000	3,445,000	3,445,000

WA Seattle Housing Authority
Bayview Manor Homes,
Series 1994 B,
LOC: U.S. Bank N.A.		4.050	05/01/19	(a)	—	—	2,155,000	2,155,000	2,155,000	2,155,000

WA State
Series 1996 A,
SPA: Landesbank Hessen-Thurigen		3.783	06/01/20	(a)	—	—	24,875,000	24,875,000	24,875,000	24,875,000

Series 2004 B-22,
Insured: FSA		4.020	07/01/24	(a)	—	—	8,715,000	8,715,000	8,715,000	8,715,000

Series 2004,
Insured: AMBAC,
GTY AGMT: Merrill Lynch & Co.		4.060	01/01/12	(a)	—	—	7,365,000	7,365,000	7,365,000	7,365,000

Series 1161
Insured: AMBAC					25,966,000	25,966,000			25,966,000	25,966,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
Series 3863
Insured: AMBAC					7,590,000	7,590,000			7,590,000	7,590,000

Series 3874
Insured: FSA					12,145,000	12,145,000			12,145,000	12,145,000

WA Thurston County School District No. 111
Series 1108
Insured: MBIA.					8,700,000	8,700,000			8,700,000	8,700,000

WASHINGTON TOTAL						67,971,000		103,950,000		171,921,000

WEST VIRGINIA – 0.2%	0.2%
WV Eclipse Funding Trust
Series 2006,
Insured: FSA,
LOC: U.S. Bank N.A.		4.020	11/01/35	(a)	—	—	9,315,000	9,315,000	9,315,000	9,315,000

WV University
Series 2005,
Insured: FGIC,
LIQ FAC: JPMorgan Chase Bank		4.030	10/01/12	(a)	—	—	4,945,000	4,945,000	4,945,000	4,945,000

WEST VIRGINIA TOTAL								14,260,000		14,260,000

WISCONSIN – 3.1%	3.1%
WI Appleton Industrial Development Revenue
Appleton Center Associates,
Series 1994,
LOC: U.S. Bank N.A.		4.050	12/15/09	(a)	—	—	2,770,000	2,770,000	2,770,000	2,770,000

WI Center District Tax Revenue
Series 2004,
Insured: MBIA,
SPA: Merrill Lynch Capital Services		4.090	12/15/21	(a)	—	—	6,625,000	6,625,000	6,625,000	6,625,000

WI Health & Educational Facilities Authority
Aurora Health Care, Inc.,
Series 1999 C,
LOC: KBC Bank N.V.		3.890	02/15/29	(a)	—	—	23,875,000	23,875,000	23,875,000	23,875,000

Beloit College,
Series 2007,
Insured: XLCA,
SPA: Bank of New York		3.980	06/01/37	(a)	—	—	18,000,000	18,000,000	18,000,000	18,000,000

ProHealth Care, Inc.,
Series 2001 B,
Insured: AMBAC,
SPA: JPMorgan Chase Bank		3.980	08/15/30	(a)	—	—	18,940,000	18,940,000	18,940,000	18,940,000

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
Series 2003,:
Insured: MBIA		4.060	02/15/16	(a)	—	—	24,205,000	24,205,000	24,205,000	24,205,000

Insured: MBIA,
SPA: Landesbank Hessen-Thuringen		3.750	08/15/19	(a)(c)	—	—	27,015,000	27,015,000	27,015,000	27,015,000

LOC: Bank One N.A.		4.000	07/01/28	(a)	—	—	6,570,000	6,570,000	6,570,000	6,570,000

Wisconsin Lutheran College,
Series 2001,
LOC: U.S. Bank N.A.		3.980	09/01/31	(a)	—	—	10,100,000	10,100,000	10,100,000	10,100,000

WI Puttable, State Tax Exempt Revenue Bonds
Series 3929					6,830,000	6,830,000			6,830,000	6,830,000

WI Reset Optional Certificates Trust II-R
Series 2006,
Insured: FSA,
LIQ FAC: Citigroup Financial Products		4.040	11/01/26	(a)	—	—	5,865,000	5,865,000	5,865,000	5,865,000

WI State
Series 2007,
Insured: AMBAC,
LIQ FAC: DEPFA Bank PLC		4.030	05/01/18	(a)	—	—	20,345,000	20,345,000	20,345,000	20,345,000

WI State Transportation Revenue		3.730	10/05/07		29,000,000	29,000,000			29,000,000	29,000,000
		3.620	10/05/07		39,643,000	39,643,000			39,643,000	39,643,000
		3.680	12/06/07		11,000,000	11,000,000			11,000,000	11,000,000

WI Wisconsin State, Clean Water Revenue Bonds
Series 1509					15,170,000	15,170,000			15,170,000	15,170,000

WISCONSIN TOTAL						101,643,000		164,310,000		265,953,000

WYOMING – 0.8%	0.8%
WY Sweetwater County
Series 2006 A,
LOC: KeyBank N.A.		3.970	09/01/26	(a)	—	—	5,500,000	5,500,000	5,500,000	5,500,000

WY Lincoln County Pollution Control Revenue Bonds Exxon Project					15,198,747	15,198,747			15,198,747	15,198,747

WY Uinta County
Pollution Control Revenue,
BP PLC,
Series 1998,		3.990	07/01/26	(a)	—	—	20,000,000	20,000,000	20,000,000	20,000,000

Chevron U.S.A. Income Project					6,250,000	6,250,000			6,250,000	6,250,000

Amoco project					17,770,000	17,770,000			17,770,000	17,770,000

WYOMING TOTAL						39,218,747		25,500,000		64,718,747

Total Municipal Bonds	97.6%					2,098,885,077		6,183,060,739		8,281,945,816

(cost of $6,183,060,739)

					Tax-Exempt Money Fund Acquired Fund		Columbia Tax-Exempt Reserves Acquiring Fund		Columbia Tax-Exempt Reserves Pro Forma Combined
					Par	Market Value	Par	Market Value	Par	Market Value
		Rate (%)	Maturity
Investment Companies - 0.0%	0.0%

Dreyfus Tax-Exempt Cash					1	1			1	1

Provident Municipal Fund Tax-Exempt					2,187,819	2,187,819			2,187,819	2,187,819

Total Investment Companies						2,187,820				2,187,820

Short-Term Obligations – 2.8%	2.8%
VARIABLE RATE DEMAND NOTES – 2.8%
Puttable Floating Option Tax-Exempt Receipts
Series 2001,
LIQ FAC: Merrill Lynch Capital Services		4.150	01/01/32	(a)	—	—	6,420,000	6,420,000	6,420,000	6,420,000

Series 2005,
SPA: Merrill Lynch Capital Services		4.150	09/01/26	(a)	—	—	12,515,000	12,515,000	12,515,000	12,515,000

Series 2006 A,
SPA: Merrill Lynch Capital Services		4.120	10/01/37	(a)	—	—	5,835,000	5,835,000	5,835,000	5,835,000

Series 2007,:
Insured: MBIA,:
LIQ FAC: Bayerische Hypo- und Vereinsbank		4.040	07/01/32	(a)	—	—	46,545,000	46,545,000	46,545,000	46,545,000

LIQ FAC: BNP Paribas		4.030	01/01/18	(a)(c)	—	—	9,995,000	9,995,000	9,995,000	9,995,000

Insured: XLCA,
SPA: Merrill Lynch Capital Services		4.050	07/01/39	(a)	—	—	7,500,000	7,500,000	7,500,000	7,500,000

LIQ FAC: Dexia Credit Local		4.040	07/01/34	(a)	—	—	56,335,000	56,335,000	56,335,000	56,335,000

LIQ FAC: Merrill Lynch Capital Services:
		3.700	06/01/47	(a)(c)	—	—	37,315,000	37,315,000	37,315,000	37,315,000
		4.060	09/15/37	(a)	—	—	20,150,000	20,150,000	20,150,000	20,150,000
		4.120	09/15/17	(a)	—	—	17,230,000	17,230,000	17,230,000	17,230,000
		4.250	09/15/37	(a)	—	—	19,930,000	19,930,000	19,930,000	19,930,000

TOTAL VARIABLE RATE DEMAND NOTES								239,770,000		239,770,000

Total Short-Term Obligations								239,770,000
(cost of $239,770,000)

Total Investments –	100.4%					2,101,072,897		6,422,830,739		8,523,903,636

(cost of $6,422,830,739)
Other Assets & Liabilities, Net – (1.3)%	-0.2%					(8,762,799)		(81,327,763)		(17,090,562)

Net Assets – 100.0%	100.0%					$2,092,310,098		$6,341,502,976		$8,506,813,074

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2007.

(b)	The security, under Rule 144A under the Securities Act of 1933, is restricted to resale normally to qualified institutional buyers. At August 31, 2007, the value of this security represents 0.5% of net assets.

(c)	Illiquid security.

(d)	Variable rate security - The rate disclosed is as of August 31, 2007.

Acronym	Name
AMBAC	Ambac Assurance Corp.
CIFG	CIFG Assurance North America, Inc.
FGIC	Financial Guaranty Insurance Co.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
LIQ	Liquidity Agreement
MBIA	MBIA Insurance Corp.
PSFG	Permanent School Fund Guarantee
UT	Unlimited Tax
VA	Veterans Administration
XLCA	XL Capital Assurance, Inc.

PRO-FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of August 31, 2007 (Unaudited)

	Tax-Exempt Money Fund	Columbia Tax-Exempt Reserves	Pro Forma Adjustments		Columbia Tax-Exempt Reserves
	Acquired	Acquiring Fund			Pro forma Combined
Assets:
Investments, at amortized cost approximating value	$2,101,072,897	$6,422,830,739			$8,523,903,636
Cash		1,269,397			1,269,397
Receivable for:	—				—
Investment sold	10,505,000	44,562,099			55,067,099
Fund shares sold	—	3,540,314			3,540,314
Interest	15,400,573	31,872,807			47,273,380
Deferred Trustees’ compensation plan	—	121,837			121,837
		—			—
Other assets	186,599	—			186,599

Total Assets	2,127,165,069	6,504,197,193			8,631,362,262

Liabilities:
Expense reimbursement due to Investment Advisor	—	36,687			36,687
Payable to custodian	470,405.00				470,405
Payable for:	—				—
Investments purchased	27,605,200	10,408,137			38,013,337
Investments purchased on a delayed delivery basis	—	137,015,920			137,015,920
Fund shares repurchased	—	102,214			102,214
Distributions	5,558,425	13,471,851	(84,040	) (b)	18,946,236
Investment advisory fee	309,742	747,545			1,057,287
Administration fee	180,220	186,294			366,514
Transfer agent fee	2,357	5,195			7,552
Pricing and bookkeeping fees	—	17,740			17,740
Trustees’ fees	10,428	111,460			121,888
Shareholder servicing and administration fees	461,177	—			461,177
Distribution and service fees		338,270			338,270
Legal and audit fees	162,245				162,245
Registration fees	21,839				21,839
Custody fee	40,795	8,504			49,299
Chief compliance officer expenses	—	385			385
Deferred Trustees’ compensation plan	—	121,837			121,837
Other liabilities	32,138	122,178	84,040	(b)	238,356

Total Liabilities	34,854,971	162,694,217			197,549,188

Net Assets	$2,092,310,098	$6,341,502,976			$8,433,813,074

Net assets consist of:
Paid-in capital	$2,092,157,813	$6,341,342,029			$8,433,499,842
Undistributed (overdistributed) net investment income	201,824	176,733			378557
Accumulated net realized gain (loss) on investments sold	(49,539)	(15,786)			(65,325)

Net Assets	$2,092,310,098	$6,341,502,976			$8,433,813,074

Capital Class Shares
Net assets	$—	$1,877,823,086			$1,877,823,086
Number of shares outstanding	—	1,877,728,461			1,877,728,461

Net asset value and redemption price per share	$—	$1.00			$1.00

Trust Class Shares
Net assets	$—	$3,230,989,773	$2,092,310,098		$5,323,299,871
Number of shares outstanding	—	3,231,305,002	2,092,452,079	(a)	5,323,757,081

Net asset value and redemption price per share	$—	$1.00			$1.00

Liquidity Class Shares
Net assets	$—	$86,925,623			$86,925,623
Number of shares outstanding	—	86,923,715			86,923,715

Net asset value and redemption price per share	$—	$1.00			$1.00

Adviser Class Shares
Net assets	$—	$91,712,012			$91,712,012
Number of shares outstanding	—	91,710,251			91,710,251

Net asset value and redemption price per share	$—	$1.00			$1.00

	Tax-Exempt Money Fund	Columbia Tax-Exempt Reserves	Pro Forma Adjustments	Columbia Tax-Exempt Reserves
	Acquired	Acquiring Fund		Pro forma Combined
Investor Class Shares
Net assets	$—	$4,216,285		$4,216,285
Number of shares outstanding	—	4,196,160		4,196,160

Net asset value and redemption price per share	$—	$1.00		$1.00

Daily Class Shares
Net assets	$—	$29,190,671		$29,190,671
Number of shares outstanding	—	29,076,307		29,076,307

Net asset value and redemption price per share	$—	$1.00		$1.00

Class A Shares
Net assets	$—	$14,789,991		$14,789,991
Number of shares outstanding	—	14,753,447		14,753,447

Net asset value and redemption price per share	$—	$1.00		$1.00

Institutional Class Shares
Net assets	$—	$307,411,499		$307,411,499
Number of shares outstanding	—	307,402,290		307,402,290

Net asset value and redemption price per share	$—	$1.00		$1.00

Retail A Shares
Net assets	$—	$16,748,330		$16,748,330
Number of shares outstanding	—	16,785,624		16,785,624

Net asset value and redemption price per share	$—	$1.00		$1.00

G-Trust Shares
Net assets	$—	$681,695,706.00		$681,695,706
Shares of beneficial interest outstanding	—	681,732,463.00		681,732,463

Net asset value and redemption price per share	$—	$1.00		$1.00

Shares
Net assets	$2,092,310,098	$—	$(2,092,310,098)	$—
Shares of beneficial interest outstanding	2,092,452,079	—	(2,092,452,079)	—

Net asset value and redemption price per share	$1.00	$—		$—

(a)	Shares Class shares of Tax-Exempt Money Market Fund are exchanged for Trust Class shares of Columbia Tax-Exempt Reserves based on the net asset value per share of Columbia Tax-Exempt Reserves Trust Class shares at the time of the merger.

(b)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $84,040 and $0 to be borne by Excelsior Tax-Exempt Money Market Fund and Columbia Tax-Exempt Reserves, respectively.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS

For the Twelve Months Ended August 31, 2007 (Unaudited)

	Tax-Exempt Money Fund	Columbia Tax-Exempt Reserves	Pro Forma Adjustments	Columbia Tax-Exempt Reserves
	Acquired	Acquiring Fund		Pro Forma Combined
Investment Income:
Interest	$75,276,527	$183,960,684	—	$259,237,211
Dividends	225,102.00	—	—	$225,102

Total Investment Income	75,501,629	183,960,684	—	259,462,313

Expenses:
Investment advisory fee	5,200,889	7,520,986	(2,080,640)	10,641,235	(a)
Administration fee	3,139,152	4,857,383	(1,271,530)	6,725,005	(a)
Distribution fee:
Investor Class Shares	—	15,366	—	15,366	(a)
Daily Class Shares	—	102,093	—	102,093	(a)
Class A Shares	—	16,293	—	16,293	(a)
Shareholder servicing and distribution fees:
Trust Class Shares	—	2,755,985	2,080,228	4,836,213	(b)
Liquidity Class Shares	—	220,487	—	220,487
Adviser Class Shares	—	158,804	—	158,804
Investor Class Shares	—	38,415	—	38,415
Daily Class Shares	—	72,924	—	72,924
Class A Shares	—	57,024	—	57,024
Institutional Class Shares		95,253	—	95,253
Retail A Shares	—	15,883	—	15,883
Shares	5,200,890	—	(5,200,890)	—	(b)
Transfer agent fee	29,411	48,787	(19,081)	59,117	(c)
Pricing and bookkeeping fees	11,217	175,497	(18,112)	168,602	(a)
Trustees’ fees	55,711	23,185	(55,711)	23,185	(d)
Custodian fee	148,737	59,056	(140,570)	67,223	(d)
Chief compliance officer expenses and fees	—	6,541	—	6,541
Legal and audit fees	86,716	117,048	(79,335)	124,429
Other expenses	141,577	405,444	(94,208)	452,813	(d)

Total expenses	14,014,300	16,762,454	(6,879,848)	23,896,905

Fees waived or reimbursed by Investment Advisor and/or Administrator	(2,573,043)	(3,149,826)	1,695,457	(4,027,814	) (a)
Fee waived by Shareholder Services Provider - Liquidity Class Shares	—	(88,195)	—	(88,195)

Expense reductions	(46,591)	(36,768)	31,336	(52,023	) (d)

Net expenses	11,394,666	13,487,665	(5,153,458)	19,728,873

Net investment income	64,106,963	170,473,019	(5,153,458)	239,733,440

Net realized gain on investments	22,424	139,335	—	161,759

Net Increase in Net Assets from Operations	$64,129,387	$170,612,354	(5,153,458)	$239,895,199

(a)	Based on the contract in effect for Columbia Tax-Exempt Reserves Fund, the surviving fund.

(b)	Shares Class shares of Tax-Exempt Money Market Fund will be exchanged for Trust Class shares of Columbia Tax-Exempt Reserves Fund on the date the merger is consumated.

(c)	Reflects the impact of contractual changes to the Columbia Tax-Exempt Reserves Fund transfer agent fee structure that is expected to be implemented on the date the merger is consumated.

(d)	Reflects elimination of duplicate expenses achieved as a result of merging funds.

COLUMBIA TAX-EXEMPT RESERVES

AND

TAX-EXEMPT MONEY FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

August 31, 2007

(Unaudited)

Note 1. Organization

Columbia Tax-Exempt Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”), is organized as a Delaware statutory trust. Tax-Exempt Money Fund (the “Acquired Fund”), a series of the Excelsior Tax-Exempt Funds, Inc. (the “Acquired Trust”), is organized as a Maryland Corporation. The Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity. The Acquired Fund seeks a moderate level of current interest income exempt from federal income taxes consistent with stability of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Acquiring Fund offers ten classes of shares: Capital Class, Trust Class, Liquidity Class, Adviser Class, Investor Class, Daily Class, Class A, Institutional Class, Retail A and G-Trust shares. The Acquired Trust may issue 5.5 billion shares of the Acquired Fund and the Acquired Fund offers one class of shares: Shares Class. Each share class is offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of August 31, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended August 31, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Combining Investment Portfolios and Pro Forma Combining Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of August 31, 2007. The Pro Forma Combining Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended August 31, 2007. Columbia Management Advisors, LLC (“Columbia”) expects that all of the securities held by the Acquired Fund as of August 31, 2007, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their annual shareholder reports dated August 31, 2007 and March 31, 2007, respectively, as well as the semi-annual shareholder reports dated February 28, 2007 and September 30, 2007 for the Acquiring Fund and Acquired Fund, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income, for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the Merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for Trust Class shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of August 31, 2007. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at August 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post Combination
Capital Class Shares	1,877,728,461		1,877,728,461
Trust Class Shares	3,231,305,002	2,092,452,079	5,323,757,081
Liquidity Class Shares	86,923,715		86,923,715
Adviser Class Shares	91,710,251		91,710,251
Investor Class Shares	4,196,160		4,196,160
Daily Class Shares	29,076,307		29,076,307
Class A Shares	14,753,447		14,753,447
Institutional Shares	307,402,290		307,402,290
Retail A Shares	16,785,624		16,785,624
G-Trust Shares	681,732,463		681,732,463

COLUMBIA FUNDS SERIES TRUST

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed merger (the “Merger”) of New York Tax-Exempt Money Fund (the “Acquired Fund”), a series of Excelsior Tax-Exempt Funds, Inc. (the “Corporation”), into Columbia New York Tax-Exempt Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”). This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 16, 2008 (the “Prospectus/Proxy Statement”), which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor of the Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Trust at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-866-233-2079.

Incorporation of Documents by Reference

Further information about the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated July 1, 2007, as supplemented.

The audited financial statements and related Report of Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2007 for the Acquired Fund and for the fiscal year ended August 31, 2007 for the Acquiring Fund are incorporated herein by reference. The unaudited financial statements for the semi-annual period ended September 30, 2007 for the Acquired Fund and the semi-annual period ended February 28, 2007 for the Acquiring Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

Additional Information about the Acquiring Fund

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated January 1, 2008, as supplemented.

Financial Statements

Attached hereto as Appendix B are the pro forma financial statements in connection with the Merger.

1

In the Statement of Additional Information attached hereto as Appendix A, the following information replaces the table entitled “Independent Trustee Ownership for the Calendar Year Ended December 31, 2006” under the section entitled “FUND GOVERNANCE; Beneficial Equity Ownership”:

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.

California Tax-Exempt Reserves — A

Cash Reserves — C

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William P. Carmichael

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Minor M. Shaw

California Tax-Exempt Reserves — A

Cash Reserves — E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — E

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

R. Glenn Hilliard

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William A. Hawkins	California Tax-Exempt Reserves — A Cash Reserves — A	E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

John J. Nagorniak

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Anthony M. Santomero

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

OF THE ACQUIRING FUND

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class A Shares, Class B Shares, Class C Shares, Daily Class

    Shares, Class Z Shares, Marsico Shares, G-Trust Shares,

    Retail A Shares, Adviser Class Shares, Capital Class Shares,

    Institutional Class Shares, Investor Class Shares, Liquidity

    Class Shares and Trust Class Shares

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2008

Money Market Funds
Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Reserves
Columbia Government Plus Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia New York Tax-Exempt Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated January 1, 2008. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated August 31, 2007 are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiafunds.com.

INT-39/138633-0108

A-1

1

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

2

Glossary

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

California Tax-Exempt Reserves	Columbia California Tax-Exempt Reserves

Cash Reserves	Columbia Cash Reserves

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Connecticut Municipal Reserves	Columbia Connecticut Municipal Reserves

Custodian	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Government Reserves	Columbia Government Reserves

Government Plus Reserves	Columbia Government Plus Reserves

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

3

Glossary

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Massachusetts Municipal Reserves	Columbia Massachusetts Municipal Reserves

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Money Market Reserves	Columbia Money Market Reserves

Moody’s	Moody’s Investors Service, Inc.

Municipal Reserves	Columbia Municipal Reserves

NASDAQ	National Association of Securities Dealers Automated Quotations system

New York Tax-Exempt Reserves	Columbia New York Tax-Exempt Reserves

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Prime Reserves	Columbia Prime Reserves

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

4

Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Tax-Exempt Reserves	Columbia Tax-Exempt Reserves

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

Treasury Reserves	Columbia Treasury Reserves

The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

5

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $377.9 billion as of September 30, 2007.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On or about that same day, the names of certain of the Funds were changed as follows: Nations California Tax-Exempt Reserves to Columbia California Tax-Exempt Reserves, Nations Cash Reserves to Columbia Cash Reserves, Nations Government Reserves to Columbia Government Reserves, Nations Money Market Reserves to Columbia Money Market Reserves, Nations Municipal Reserves to Columbia Municipal Reserves, Nations New York Tax-Exempt Reserves to Columbia New York Tax-Exempt Reserves, Nations Tax-Exempt Reserves to Columbia Tax-Exempt Reserves, Nations Treasury Reserves to Columbia Treasury Reserves.

Prior to November 21, 2005 (the Government Plus Reorganization Date), Government Plus Reserves was organized as a series of the Galaxy Fund, a Massachusetts business trust (the Predecessor Trust). The information provided for Government Plus Reserves in this SAI for periods prior to the Government Plus Reorganization Date relates to the corresponding series of the Predecessor Trust. Prior to November 23, 2005 (the Reorganization Date), Prime Reserves, Connecticut Municipal Reserves and Massachusetts Municipal Reserves were organized as series of the Predecessor Trust. The information provided for Prime Reserves, Connecticut Municipal Reserves and Massachusetts Municipal Reserves in this SAI for periods prior to the Reorganization Date relates to corresponding series of the Predecessor Trust. The chart below indicates the series of the Predecessor Trust (the Predecessor Funds) that are the accounting survivors of the Funds, as applicable.

Fund	Predecessor Fund(s)
Connecticut Municipal Reserves	Galaxy Connecticut Municipal Money Market Fund
Massachusetts Municipal Reserves	Galaxy Massachusetts Municipal Money Market Fund
Government Plus Reserves	Galaxy Institutional Government Money Market Fund Galaxy Government Money Market Fund
Prime Reserves	Galaxy Institutional Money Market Fund

Each of the Funds in the Trust represents a separate series of the Trust and, except for California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, is an open-end diversified management investment company. Each of the Funds has a fiscal year end of August 31st.

Prior to August 2006, California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves had a fiscal year end of March 31st. Prior to August 2006, Connecticut Municipal Reserves and Massachusetts Municipal Reserves had a fiscal year end of May 31st. Prior to August 2006, Government Plus Reserves and Prime Reserves had a fiscal year end of October 31st.

6

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may only be changed with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.	Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

2.	Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.	Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.

Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to

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obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5.	Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.	Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.	Each Fund, except California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.	Under normal circumstances,

•	Municipal Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

•	Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

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California Tax-Exempt Reserves and New York Tax-Exempt Reserves will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax and such state’s individual income tax.

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Massachusetts Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts individual income tax (“Massachusetts Municipal Securities”).

•

Connecticut Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other governmental issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 10% of its net assets in illiquid securities.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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4.	California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves may not purchase securities of any one issuer (other than U.S. Government obligations and securities of other investment companies) if, immediately following such purchase, more than 25% of the value of a Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

5.	To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. Given that the Funds are money market funds, each Fund’s investments in securities are subject to the limitations set forth in Rule 2a-7 under the 1940 Act.

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Permissible Fund Investments

Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Government Reserves	Government Plus Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Prime Reserves	Tax-Exempt Reserves	Treasury Reserves
Asset-Backed Securities		✓					✓			✓

Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Derivatives	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Securities		✓					✓			✓

Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓			✓	✓	✓	✓	✓	✓

Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Municipal Securities	✓	✓	✓			✓	✓	✓	✓	✓	✓

Participation Interests	✓	✓	✓			✓	✓	✓	✓	✓	✓

Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

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Asset-Backed Securities

Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans, or securities, backed by these types of loans and others such as mortgage loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit Risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, banker’s acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. A Fund’s ability to invest in foreign bank obligations is contingent upon its ability to invest in foreign securities as a general matter.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial

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institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Company (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest. At the time of purchase, a Fund generally invests in high quality corporate debt securities that have received a rating in one of the two highest short-term rating categories from at least two NRSROs. However, a Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. Like all Fund investments, a Fund may purchase unrated instruments only if they are purchased in accordance with Rule 2a-7 under the 1940 Act as well as the Funds’ procedures for complying with Rule 2a-7. In the event that a portfolio security of a Fund is subject to a credit rating downgrade, the Advisor and the Board consider all circumstances deemed relevant in determining whether to continue to hold the security.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

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Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund, as applicable, may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

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Subject to the limitations of Rule 2a-7 under the 1940 Act, a Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity- and Currency- and Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of

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one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.
Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

Foreign Securities

Cash Reserves’ investments in foreign securities include U.S. dollar denominated high quality, short-term debt obligations of foreign issuers. Foreign securities include securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the

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U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities. The Fund has adopted a non-fundamental policy that provides that the Fund may not invest more than 10% of its net assets in illiquid securities. The Fund’s compliance with this policy is determined at the time of acquisition of a security. General market or financial conditions, or factors specific to one or more issuers, industries, sectors or categories of securities, may result in securities that were liquid when acquired becoming illiquid securities and vice versa and in the Fund exceeding the percentage limitation described above.

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The degree of liquidity of any portfolio security held by the Fund may be a factor relevant to the value of a security. The percentage of illiquid securities in the Fund’s portfolio also may impact the Fund’s ability to pay redemption proceeds within the normal time period for payment stated in the Prospectus. In addition, large redemptions may cause the percentage of illiquid securities to increase if the Fund sells liquid securities to fund the redemptions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

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Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases,

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they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds purchase municipal securities whose interest, in the opinion of bond counsel for the borrower, is ordinarily excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result reporting such income as taxable.

For more information about the Supreme Court’s decision to hear a state court decision that could significantly impact the tax treatment of municipal bonds, see Taxation — Tax Development Risk. For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

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Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

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Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGRS are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no

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active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in such Fund’s portfolios.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in an uncommitted line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

As noted above under the heading About the Funds’ Investments — Exemptive Orders, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines

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that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments — Permissible Investments and Related Risks—Money Market Instruments.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

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The Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

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The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time
ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

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Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

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Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Funds for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For purposes of determining the investment advisory fee breakpoint level, “Assets” are the sum of the assets of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves, Treasury Reserves, Government Plus Reserves and Prime Reserves and certain series of Excelsior Funds, Inc. (Government Money Fund, Money Fund and Treasury Money Fund) and Excelsior Tax-Exempt Funds, Inc. (New York Tax-Exempt Money Fund and Tax-Exempt Money Fund). The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

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Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
California Tax-Exempt Reserves
Advisory Fee Paid	$5,627,435	$2,202,811	$4,311,514	$3,068,881
Amount Waived by the Advisor	$553,487	$440,562	$862,303	$613,776
Amount Reimbursed by the Advisor	$586,811	$492,619	$1,000,828	$1,010,595
Cash Reserves
Advisory Fee Paid	$92,886,275	$39,685,049	$82,081,496	$79,985,439
Amount Waived by the Advisor	$9,223,455	$7,937,010	$16,416,380	$15,997,088
Amount Reimbursed by the Advisor	$12,031,372	$8,567,906	$19,408,160	$18,907,787
Government Reserves
Advisory Fee Paid	$8,413,337	$3,272,020	$6,876,801	$5,948,097
Amount Waived by the Advisor	$826,182	$654,404	$1,375,539	$1,189,619
Amount Reimbursed by the Advisor	$1,167,949	$914,116	$1,715,786	$1,628,420
Money Market Reserves
Advisory Fee Paid	$32,291,738	$10,432,579	$20,111,601	$15,329,132
Amount Waived by the Advisor	$3,171,510	$2,086,516	$4,022,070	$3,065,826
Amount Reimbursed by the Advisor	$2,782,982	$2,431,837	$4,348,428	$3,769,872
Municipal Reserves
Advisory Fee Paid	$12,229,146	$4,999,834	$9,569,187	$7,995,163
Amount Waived by the Advisor	$1,186,193	$999,967	$1,913,836	$1,599,033
Amount Reimbursed by the Advisor	$1,291,199	$990,329	$2,191,608	$2,510,805
New York Tax-Exempt Reserves
Advisory Fee Paid	$515,431	$176,597	$274,968	$133,019
Amount Waived by the Advisor	—	—	—	—
Amount Reimbursed by the Advisor	$273,163	$169,692	$263,365	$294,863
Tax-Exempt Reserves
Advisory Fee Paid	$7,520,986	$3,204,177	$5,553,568	$4,451,902
Amount Waived by the Advisor	$707,704	$640,835	$1,110,714	$890,380
Amount Reimbursed by the Advisor	$849,141	$798,873	$1,498,918	$1,552,161
Treasury Reserves
Advisory Fee Paid	$23,554,296	$8,522,882	$17,424,708	$13,752,131
Amount Waived by the Advisor	$2,224,697	$1,704,576	$3,484,941	$2,750,426
Amount Reimbursed by the Advisor	$1,843,356	$1,551,597	$3,707,328	$3,528,974

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

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Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Advisory Fee Paid	$254,216	$44,601	$295,558	$826,845
Amount Waived by the Advisor	$22,611	$8,920	$16,796	$7,800
Amount Reimbursed by the Advisor	$277,876	$88,770	$126,006	—
Massachusetts Municipal Reserves
Advisory Fee Paid	$424,398	$85,630	$476,576	$1,164,259
Amount Waived by the Advisor	$39,516	$17,126	$29,484	$19,961
Amount Reimbursed by the Advisor	$285,852	$93,300	$112,198	—

*	Fees paid are shown from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund Predecessor Funds.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Advisory Fee Paid	$12,538,987	$5,790,246	$6,921,775	$9,868,953
Amount Waived by the Advisor	$5,006,410	$3,184,635	$3,877,983	$5,832,151
Amount Reimbursed by the Advisor	$313,465	$331,558	—	—
Government Plus Reserves
Advisory Fee Paid	$1,199,450	$1,161,343	$1,324,351	$1,626,791
Amount Waived by the Advisor	$510,221	$638,739	$760,518	$978,987
Amount Reimbursed by the Advisor	$141,113	$65,852	—	—

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund Predecessor Funds.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

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Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below. For purposes of determining the administration fee breakpoint level, “Assets” are the sum of the assets of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves, Treasury Reserves, Government Plus Reserves and Prime Reserves and certain series of Excelsior Funds, Inc. (Government Money Fund, Money Fund and Treasury Money Fund) and Excelsior Tax-Exempt Funds, Inc. (New York Tax-Exempt Money Fund and Tax-Exempt Money Fund).

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
California Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Cash Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Government Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Government Plus Reserves	• 0.067% up to $125 billion • 0.02% in excess of $125 billion

Massachusetts Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Money Market Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

New York Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Prime Reserves	• 0.067% up to $125 billion • 0.02% in excess of $125 billion

Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Treasury Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

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The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods. Prior to August 22, 2005, these fees were paid to BACAP Distributors LLC, the former administrator for the Funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
California Tax-Exempt Reserves
Administration Fee Paid	$3,751,623	$1,402,532	$2,821,841	$1,842,476
Amount Waived/Reimbursed by the Administrator	$1,143,995	—	—	—
Cash Reserves
Administration Fee Paid	$61,924,183	$26,390,690	$54,668,495	$51,790,536
Amount Waived/Reimbursed by the Administrator	$18,707,325	—	—	—
Government Reserves
Administration Fee Paid	$5,608,891	$2,115,338	$4,532,032	$3,666,263
Amount Waived/Reimbursed by the Administrator	$1,713,113	—	—	—
Money Market Reserves
Administration Fee Paid	$21,527,826	$6,889,044	$13,355,232	$9,763,936
Amount Waived/Reimbursed by the Administrator	$6,573,613	—	—	—
Municipal Reserves
Administration Fee Paid	$8,152,764	$3,267,214	$6,326,956	$4,996,856
Amount Waived/Reimbursed by the Administrator	$2,519,246	—	—	—

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
New York Tax-Exempt Reserves
Administration Fee Paid	$343,621	$76,563	$152,256	$79,802
Amount Waived/Reimbursed by the Administrator	$110,483	—	—	—
Tax-Exempt Reserves
Administration Fee Paid	$5,013,991	$2,070,109	$3,649,877	$2,695,340
Amount Waived/Reimbursed by the Administrator	$1,592,981	—	—	—
Treasury Reserves
Administration Fee Paid	$15,702,864	$5,615,912	$11,563,967	$8,738,885
Amount Waived/Reimbursed by the Administrator	$4,972,273	—	—	—

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

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Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Administration Fee Paid	$169,477	$11,517	$53,387	$138,497
Amount Waived/Reimbursed by the Administrator	$56,470	—	$3,740	—
Massachusetts Municipal Reserves
Administration Fee Paid	$282,932	$34,764	$109,117	$195,013
Amount Waived/Reimbursed by the Administrator	$90,741	—	$3,740	—

*	Fees paid are shown from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Administration Fee Paid	$4,200,540	$1,815,777	$2,318,795	$3,306,009
Amount Waived/Reimbursed by the Administrator	$1,890,061	$347	—	—
Government Plus Reserves
Administration Fee Paid	$401,904	$270,929	$443,657	$544,975
Amount Waived/Reimbursed by the Administrator	$149,356	$347	—	—

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for each fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the

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requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, each Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to Columbia Management Advisors, LLC for the two most recently completed fiscal periods. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006
California Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$70,945	$67,691
Amount Paid to State Street Bank and Trust Company	$105,330	N/A	N/A
Cash Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$79,574	$97,285
Amount Paid to State Street Bank and Trust Company	$117,533	N/A	N/A
Government Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$69,930	$54,692
Amount Paid to State Street Bank and Trust Company	$102,608	N/A	N/A
Money Market Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$73,091	$57,193
Amount Paid to State Street Bank and Trust Company	$110,554	N/A	N/A
Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$78,227	$87,690
Amount Paid to State Street Bank and Trust Company	$120,487	N/A	N/A
New York Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$45,455	$42,834	$34,454
Amount Paid to State Street Bank and Trust Company	$65,239	N/A	N/A
Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$73,972	$72,771
Amount Paid to State Street Bank and Trust Company	$112,224	N/A	N/A
Treasury Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$70,042	$54,368
Amount Paid to State Street Bank and Trust Company	$102,992	N/A	N/A

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

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Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$36,649	$18,802	$63,247	$66,455
Amount Paid to State Street Bank and Trust Company	$46,289	N/A	N/A	N/A
Massachusetts Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$41,764	$22,858	$69,375	$70,111
Amount Paid to State Street Bank and Trust Company	$57,964	N/A	N/A	N/A

*	Fees paid are shown are from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$134,746	$148,745	$152,217
Amount Paid to State Street Bank and Trust Company	$101,727	N/A	N/A	N/A
Government Plus Reserves
Amount Paid to Columbia Management Advisors, LLC	$59,535	$126,188	$97,411	$98,244
Amount Paid to State Street Bank and Trust Company	$91,588	N/A	N/A	N/A

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement

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terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the fiscal year ended August 31, 2007. During the fiscal year ended August 31, 2006, the Distributor received $6,381,178 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,381,178. During the fiscal year ended March 31, 2006, the Distributor received $6,868,017 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,868,017. During the fiscal year ended March 31, 2005, the Distributor received $11,205,844 in underwriting commissions for all Funds it serves, of which the Distributor retained $11,205,844.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Year Ended August 31, 2007
California Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Cash Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Government Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Massachusetts Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Money Market Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
New York Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Treasury Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Connecticut Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Massachusetts Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Government Plus Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Prime Reserves
Amount Paid	$0.00
Amount Retained	$0.00

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Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and

37

accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer

38

databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

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Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds

40

that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective November 1, 2007, the Funds pay the Transfer Agent a transfer agency fee of $17.34 per account, payable monthly. Also effective November 1, 2007, the Funds reimburse the Transfer Agent for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also is entitled to retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period April 1, 2006 through October 31, 2007, the Funds paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Transfer Agent was entitled to reimbursement by the Funds for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended August 31, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended August 31, 2008.

Counsel

Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

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Distribution Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for the Class A Shares, Class B Shares, Class C Shares, Daily Class Shares, Investor Class Shares and Liquidity Class Shares of the Funds. See Capital Stock and Other Securities for more information.

With respect to a Fund’s Class A Shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Class A Distribution and Shareholder Servicing Plan and the Class A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Money Market Funds.

With respect to a Fund’s Class B Shares, the Trust has adopted a distribution plan. The Class B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class B Shares of the Funds. CMD has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Class B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, CMD has assigned certain amounts that it is entitled to receive pursuant to the Class B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

With respect to a Fund’s Class C Shares, the Trust has adopted a distribution plan. The Class C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class C Shares of the Funds.

With respect to a Fund’s Daily Class Shares, the Trust has adopted a distribution plan. The Daily Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Class Shares of the Funds.

The Liquidity Class Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Liquidity Class Shares up to 0.25% (on an annualized basis) of the Funds’ Liquidity Class Shares average daily net asset value and additionally, a Fund may pay the Distributor a fee of up to 0.25% (on an annualized basis) of the Liquidity Class Funds’ average daily net assets. However, under the plan, to the extent that the Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed 0.25% (on an annualized basis) of the average daily net assets of any such Fund’s Liquidity Class Shares.

The Trust has adopted a reduced distribution (12b-1) and shareholder servicing fee rates for the Liquidity Class Shares. Under the revised Liquidity Class Distribution Plan, the Trust may reimburse distribution-related expenses of CMD for Liquidity Class Shares at an annual rate of 0.25% of the average daily net assets of the Funds’ Liquidity Class Shares and additionally, the Trust may pay CMD a fee of up to 0.25% of the Liquidity Class Funds’ average daily net assets. CMD may reimburse or compensate certain selling agents from these amounts. In addition, the Trust’s revised Liquidity Class Shares Shareholder Servicing Plan provides that shareholder servicing fees of up to 0.25% of the average daily net assets of the Funds’ Liquidity Class Shares can be paid to shareholder servicing agents. However, under the revised plans, to the extent that any Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund’s Liquidity Class Shares.

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Payments under the Class A Distribution and Servicing Plan, the Class A Distribution Plan, Class B Distribution Plan, Class C Distribution Plan, Daily Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

With respect to a Fund’s Class B shares and Class C shares, the Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of the Class B shares and Class C shares, respectively, of the Funds.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

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For Class A shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class A Shares

Cash Reserves
Distribution Fee	$333,473
Service and Administration Fees	$1,167,156

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class A Shares

Government Reserves
Distribution Fee	$18,188
Service and Administration Fees	$63,658

Tax-Exempt Reserves
Distribution Fee	$16,293
Service and Administration Fees	$57,024

Treasury Reserves
Distribution Fee	$565,455
Service and Administration Fees	$1,979,094

For Class B shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class B Shares

Cash Reserves
Distribution Fee	$368,179
Service Fee	$171,817

Money Market Reserves
Distribution Fee	$26,030	(a)
Service Fee	$12,148	(a)

Municipal Reserves
Distribution Fee	$482	(a)
Service Fee	$225	(a)

Treasury Reserves
Distribution Fee	$1,834
Service Fee	$856

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

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For Class C shares, the following Funds paid distribution fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class C Shares

Cash Reserves
Distribution Fee	$45,655
Service and Administration Fees	$21,305

Money Market Reserves
Distribution Fee	$4,988	(a)
Service and Administration Fees	$2,328	(a)

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

For Investor Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Investor Class Shares

California Tax-Exempt Reserves
Distribution Fee	$223,631
Service and Administration Fees	$559,078

Cash Reserves
Distribution Fee	$1,454,288
Service and Administration Fees	$3,635,721

Government Reserves
Distribution Fee	$422,119
Service and Administration Fees	$1,055,297

Money Market Reserves
Distribution Fee	$82,760
Service and Administration Fees	$206,898

Municipal Reserves
Distribution Fee	$61,262
Service and Administration Fees	$153,155

Tax-Exempt Reserves
Distribution Fee	$15,366
Service and Administration Fees	$38,415

Treasury Reserves
Distribution Fee	$222,776
Service and Administration Fees	$556,940

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For Market Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Market Class Shares

Cash Reserves
Distribution Fee	$9,688
Service and Administration Fees	$12,110

Municipal Reserves
Distribution Fee	$36	(a)
Service and Administration Fees	$44	(a)

New York Tax-Exempt Reserves
Distribution Fee	$—
Service and Administration Fees	$—

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Market Class Shares

Treasury Reserves
Distribution Fee	$25	(a)
Service and Administration Fees	$31	(a)

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

For Daily Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Daily Class Shares

California Tax-Exempt Reserves
Distribution Fee	$4,992,075
Service and Administration Fees	$3,565,768

Cash Reserves
Distribution Fee	$66,326,802
Service and Administration Fees	$47,376,287

Government Reserves
Distribution Fee	$2,144,182
Service and Administration Fees	$1,531,559

Money Market Reserves
Distribution Fee	$7,957	(a)
Service and Administration Fees	$5,684	(a)

Municipal Reserves
Distribution Fee	$5,273,867
Service and Administration Fees	$3,767,048

Tax-Exempt Reserves
Distribution Fee	$102,093
Service and Administration Fees	$72,924

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

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Treasury Reserves
Distribution Fee	$2,563,051
Service Fee	$1,830,751

For Trust Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Trust Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$554,548

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,943,731

Government Reserves
Distribution Fee	—
Service and Administration Fees	$231,753

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$41,952

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$482,801

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$37,362

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$2,755,985

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$625,285

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For Adviser Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Adviser Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$1,066,385

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$42,381,138

Government Reserves
Distribution Fee	—
Service and Administration Fees	$2,944,324

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$17,939,588

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$2,014,021

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$19,949

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$158,804

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$21,469,665

For Institutional Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Institutional Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$255,885

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,567,199

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Government Reserves
Distribution Fee	—
Service and Administration Fees	$207,307

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$1,205,684

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$318,006

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$77,424

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$95,253

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$607,715

For Liquidity Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Liquidity Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$107,397
Fees Waived by Shareholder Service Provider	$42,959

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,696,701
Fees Waived by Shareholder Service Provider	$1,078,681

Government Reserves
Distribution Fee	—
Service and Administration Fees	$2,079,836
Fees Waived by Shareholder Service Provider	$831,934

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Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Liquidity Class Shares

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$3,646,484
Fees Waived by Shareholder Service Provider	$1,458,594

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$833,793
Fees Waived by Shareholder Service Provider	$333,517

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$220,487
Fees Waived by Shareholder Service Provider	$88,195

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$1,412,876
Fees Waived by Shareholder Service Provider	$565,151

For Marsico shares, the following Fund paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Fund for the Fiscal Year Ended August 31, 2007 — Marsico Shares

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$41,311

For Retail A shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Retail A Shares

Connecticut Municipal Reserves
Distribution Fee	—
Service Fee	$29,219

Government Reserves
Distribution Fee	—
Service and Administration Fees	$53,288

Massachusetts Municipal Reserves
Distribution Fee	—
Service Fee	$77,039

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$68,690

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Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Retail A Shares

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$70

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$15,883

The following chart provides the distribution and service fees paid by Government Plus Reserves and Prime Reserves:

Distribution and Service Fees Paid by Prime Reserves and Government Plus Reserves for the Fiscal Year Ended August 31, 2007

	Government Plus Reserves	Prime Reserves
Liquidity Class Shares
Distribution Fee	—	—
Service and Administration Fees	$26	$26
Fees Waived by Shareholder Service Provider	$11	$11

Adviser Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	$20,139	$414,285

Institutional Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	$18,337	$168,563

Retail A Shares
Distribution Fee	$—	N/A
Service and Administration Fees	$10,066	N/A

Capital Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	—	—
Fees Reimbursed by the Transfer Agent	$—	$—

G-Trust Shares
Distribution Fee	$—	N/A
Service and Administration Fees	—	N/A

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Expense Limitations

The Advisor (or its predecessor) and/or the Distributor has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the table below.

Fund Level Expense Commitments

Fund Level Expense Commitments* - Period ending December 31, 2008

Fund
California Tax-Exempt Reserves**	0.20%
Cash Reserves**	0.20%
Connecticut Municipal Reserves	0.20%
Massachusetts Municipal Reserves	0.20%
Money Market Reserves**	0.20%
Municipal Reserves**	0.20%
Prime Reserves	0.16%
Treasury Reserves**	0.20%

*	The Advisor and/or some of its service providers have contractually agreed to waive fees and/or reimburse expenses (exclusive of distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed the levels listed above. There is no guarantee that this limitation will continue after December 31, 2008.
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Fund Level Expense Commitment* - Period ending December 31, 2009

Fund
Government Reserves**	0.20%
Government Plus Reserves	0.20%
New York Tax-Exempt Reserves**	0.20%
Tax-Exempt Reserves**	0.20%

*	The Advisor and/or some of its service providers have contractually agreed to waive fees and/or reimburse expenses (exclusive of distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed 0.20%. There is no guarantee that this limitation will continue after December 31, 2009.
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Management Fee Commitments

Management Fee Commitment* - Period ending December 31, 2008

Fund
California Tax-Exempt Reserves	0.19%
Cash Reserves**	0.19%
Connecticut Municipal Reserves	0.19%
Massachusetts Municipal Reserves	0.19%
Money Market Reserves	0.19%
Municipal Reserves	0.19%
Prime Reserves	0.16%
Treasury Reserves	0.19%

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Management Fee Commitment - Period ending December 31, 2009

Fund
Government Reserves	0.19%
Government Plus Reserves	0.16%
New York Tax-Exempt Reserves	0.19%
Tax-Exempt Reserves	0.19%

12b-1 Distribution Fee Waivers

Contractual 12b-1 Distribution Fee Waivers - Period ending December 31, 2008

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Prime Reserves	0.10%
Treasury Reserves	0.10%

Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Treasury Reserves	0.10%

*	The Distributor waives its 12b-1 distribution fees and/or shareholder servicing fees to the extent necessary to achieve an aggregate waiver of 0.10%, therefore, to the extent that the Distributor waives 12b-1 distribution fees and/or waives shareholder servicing fees, the total of such 12b-1 distribution and/or shareholder servicing fees will not exceed 0.15%.

Contractual 12b-1 Distribution Fee Waivers - Period ending December 31, 2009

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers*
Government Reserves**	0.10%
Government Plus Reserves	0.10%
New York Tax-Exempt Reserves**	0.10%
Tax-Exempt Reserves**	0.10%

Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers*
Government Reserves**	0.10%
New York Tax-Exempt Reserves**	0.10%
Tax-Exempt Reserves**	0.10%

*	The Distributor waives its 12b-1 distribution fees and/or shareholder servicing fees to the extent necessary to achieve an aggregate waiver of 0.10%, therefore, to the extent that the Distributor waives 12b-1 distribution fees and/or shareholder servicing fees, the total of such 12b-1 distribution and/or shareholder servicing fees will not exceed 0.15%.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the

53

Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

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Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

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FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), through current	69	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	69	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President, Retail Banking — IndyMac Bancorp, Inc., from September 1999 to August 2003; Retired	69	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer —	69	Director — Conseco, Inc. (insurance)

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Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
		ING Americas, from 1999 to April 2003; and Non-Executive Director & Chairman — Conseco, Inc. (insurance), from September 2004 through current

John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007; retired	69	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Anthony M. Santomero (Born 1946) Trustee	Indefinite term; Trustee since January 2008	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current	69	None

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	69	Board Member — Piedmont Natural Gas

Standing Committees

The Trust has three standing committees, including the Audit Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for

57

accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested” persons (as defined in the 1940 Act). The Audit Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested” persons (as defined in the 1940 Act). The Governance Committee met on three occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. The Investment Committee members are all not “interested” persons (as defined in the 1940 Act). The Investment Committee met on six occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

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Independent Trustee Compensation for the Fiscal Year Ended August 31, 2007

Name of Trustee	Aggregate Compensation from the Trust(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees
Edward J. Boudreau, Jr.	$94,614	$133,100	(b)
William P. Carmichael	$109,271	$153,750	(c)
Minor M. Shaw	$93,726	$132,000	(d)
R. Glenn Hilliard	$86,013	$121,000	(e)
William A. Hawkins	$96,368	$135,600	(f)
John J. Nagorniak	N/A	N/A
Anthony M. Santomero	N/A	N/A

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)	Total compensation amount includes deferred compensation payable to Mr. Boudreau in the amount of: $30,688.
(c)	Total compensation amount includes deferred compensation payable to Mr. Carmichael in the amount of: $141,792.
(d)	Total compensation amount includes deferred compensation payable to Ms. Shaw in the amount of: $60,872.
(e)	Total compensation amount includes deferred compensation payable to Mr. Hilliard in the amount of: $111,594.
(f)	Total compensation amount includes deferred compensation payable to Mr. Hawkins in the amount of: $ -.

Columbia Funds Deferred Compensation Plan

Under the terms of the Columbia Funds Deferred Compensation Plan for Eligible Trustees (the Deferred Compensation Plan), each Trustee may elect, on an annual basis, to defer all or any portion of their compensation (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Columbia Funds. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Columbia Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee’s termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his/her deferral account, the balance of the deferral account will be distributed to his/her designated beneficiary in a lump sum as soon as practicable after the Trustee’s death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his/her deferral account, the balance of the amounts credited to his/her deferral account will be distributed to his/her designated beneficiaries over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

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Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.

California Tax-Exempt Reserves — A

Cash Reserves — C

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William P. Carmichael

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

Minor M. Shaw

California Tax-Exempt Reserves — A

Cash Reserves — E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — E

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

R. Glenn Hilliard

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

E
Tax-Exempt Reserves — A Treasury Reserves — A

William A. Hawkins	California Tax-Exempt Reserves — A Cash Reserves — A	E

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Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

John J. Nagorniak

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

Anthony M. Santomero

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc.,

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2007	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007

Assistant General Counsel, Bank of America since

March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) in and prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other

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cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the

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Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following describes the types and amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The Funds paid no brokerage commissions for the past three fiscal years. The Funds paid no brokerage commissions to affiliated broker/dealers for the past three fiscal years.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

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During the fiscal year ended August 31, 2007, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of August 31, 2007, the Funds owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of August 31, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Tax-Exempt Reserves	N/A	N/A
Cash Reserves	N/A	N/A
Connecticut Municipal Reserves	N/A	N/A
Government Reserves	N/A	N/A
Massachusetts Municipal Reserves	N/A	N/A
Money Market Reserves	N/A	N/A
Municipal Reserves	N/A	N/A
New York Tax-Exempt Reserves	N/A	N/A
Prime Reserves	N/A	N/A
Tax-Exempt Reserves	N/A	N/A
Treasury Reserves	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor pay significant amounts to certain financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries varies. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of November 1, 2007, the Board has authorized the Funds to pay up to 0.15% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

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The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

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The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds)

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attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Capital Markets Corp.

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citibank, N.A.

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & SmithIncorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales

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or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A	Class B	Class C	Class Z	Daily Class	Investor Class	Trust Class	Liquidity Class	Capital Class	Adviser Class	Institutional Class	G-Trust Shares	Retail A Shares	Marsico Shares
California Tax-Exempt Reserves					✓	✓	✓	✓	✓	✓	✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓			✓
Connecticut Municipal Reserves												✓	✓
Government Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Government Plus Reserves								✓	✓	✓	✓	✓	✓
Massachusetts Municipal Reserves												✓	✓
Money Market Reserves							✓	✓	✓	✓	✓	✓	✓
Municipal Reserves				✓	✓	✓	✓	✓	✓	✓	✓
New York Tax-Exempt Reserves	✓				✓		✓		✓	✓	✓	✓	✓
Prime Reserves								✓	✓	✓	✓
Tax-Exempt Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Treasury Reserves	✓				✓	✓	✓	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’

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debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Funds are entitled to receive any dividends or other distributions declared for the Funds. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the employment of the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

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Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases. Unusual market conditions, significant levels of redemption requests, a significant percentage of illiquid securities held by the Fund, or other factors may affect the Fund’s ability to pay redemption proceeds within the normal time period for payment stated in the Prospectus.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

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•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

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Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Funds’ discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

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Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value per share of the Funds will be determined (unless the Funds close earlier) as of the times outlined in their prospectuses.

Each of the Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity of 90 days or less. The Funds generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less. The Board has established procedures reasonably designed, taking into account current market conditions and each Fund’s investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund’s outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

With respect to Cash Reserves, Money Market Reserves and Prime Reserves (the “Specified Funds”), NB Funding Company LLC (the “Support Provider”), an affiliate of CMA, has entered into a Capital Support Agreement with Columbia Funds Series Trust (the “Agreement”). The Agreement establishes the basis for the Support Provider to make a capital contribution to a Specified Fund in order to prevent realized losses from the disposition of certain covered securities from causing the Specified Fund’s market-based net asset value (“NAV”) per share to fall below the Minimum NAV Per Share (as defined below). The amount the Support Provider could be required to contribute under the Agreement is presently limited to $189 million in the aggregate for the Specified Funds (the “Maximum Contribution Amount”). The contribution obligation under the Agreement is subject to certain allocation procedures and other conditions and restrictions. The obligation to make contributions under the Agreement terminates no later than December 13, 2008 or earlier upon the payment of the Maximum Contribution Amount. Each Specified Fund is required to sell any Covered Securities (as defined below) on the business day immediately prior to December 13, 2008; provided that a Fund is not required to complete any such sale if the sale would not result in the payment of a capital contribution. Bank of America Corporation has guaranteed to the Specified Funds the payment of any capital contribution that the Support Provider is obligated to make under the Agreement.

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Subject to certain conditions, the Agreement requires the Support Provider to contribute cash in an amount necessary to prevent a Specified Loss (as defined below) from causing a Specified Fund’s market-based NAV per share to decline below specific levels set forth in the Agreement (the “Minimum NAV Per Share”). A “Specified Loss” is a loss arising from a disposition of a portfolio security that has been subject to a default or other event listed in Rule 2a-7(c)(6)(ii) under the 1940 Act (a “Covered Security”) at less than its amortized cost. A Specified Fund may also consider amounts potentially contributable under the Agreement (a “Potential Future Contribution”) as an asset of the Specified Fund in calculating its market-based NAV. Until the disposition of a Covered Security, the amount of such Potential Future Contribution may increase, decrease or be eliminated on any day the Fund calculates its market-based NAV per share as a result of changes in the market value of a Covered Security, or other factors, prior to the actual payment of the contribution by the Support Provider to the Specified Fund. The amount of such Potential Future Contribution and any actual contribution will be applied against the Maximum Contribution Amount.

As of December 28, 2007, Prime Reserves included a Potential Future Contribution in calculating its market-based NAV.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

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Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and, in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits, reduced by an interest charge on 50% of such earnings and profits, attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally

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would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to

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annually include in its taxable income, (or, for Tax-Exempt Funds, distributable income) a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund. In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign

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currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carry-forward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” (as defined below) to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

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In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company accorded special tax treatment.

A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) or in REITs or qualified REIT subsidiaries that are taxable mortgage pools (“REIT TMPs”). Under recent IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly. Additionally, dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income” (as defined below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC (which generally includes not only stock but also an option to acquire stock, such as is inherent in a convertible bond under proposed Treasury Regulations), the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the

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concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Except for exempt-interest dividends (as defined below) paid out by the Tax-Exempt Funds, all distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction (discussed below) or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

If at the close of each quarter of its taxable year at least 50% of the value of the total assets of a Tax-Exempt Fund consists of securities generating interest exempt from federal tax under Section 103(a) of the Code, then the Tax-Exempt Fund may pass through to its shareholders the tax-exempt character of its income from such assets

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by paying “exempt-interest dividends”. Exempt-interest dividends are dividends paid by a regulated investment company that are designated as such in a written notice mailed to its shareholders. Exempt-interest dividends are not generally subject to federal income tax, but they may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. In particular, if a Fund invests in certain private activity bonds, certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

A shareholder who received Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. Tax exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of a Tax-Exempt Fund’s income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. Gains realized by a Tax-Exempt Fund on sale or exchange of investments that generate tax-exempt income will be taxable to shareholders.

Further discussion of the rules applicable to Tax-Exempt Funds is provided below.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

In general, as long as a Money Market Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI. If a shareholder holds Tax-Exempt Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six-month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

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Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of “qualified dividend income.”

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions (such as for corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind, but excluding exempt-interest dividends) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN), fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding or has underreported dividend or interest income, or if the IRS notifies a Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability and may

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obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008 (subject to a potential one-year extension under proposed legislation), distributions properly designated by a Fund as “interest-related dividends” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (an “exempt foreign shareholder”). Interest-related dividends are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust over which a U.S. court is able to exercise primary supervision and with respect to which one or more U.S. persons have authority to control substantial decisions), a foreign estate (i.e., an estate the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). This tax generally will not apply to exempt-interest dividends from a Tax-Exempt Fund. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

As a Money Market Fund, each Fund does not expect to realize substantial capital gain, but no assurance can be given to this effect. If a Fund realizes any short-term capital gain with respect to taxable years of the Fund

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beginning before January 1, 2008 (subject to a potential one-year extension under proposed legislation), complex rules would apply to the qualification of Fund distributions as “short-term capital gain dividends” to foreign shareholders; therefore, foreign shareholders are urged to consult their own tax advisers and financial planners with respect to the particular tax consequences to them of an investment in a Fund.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related dividends or short-term capital gain dividends. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

Special tax rules apply to distributions that a qualified investment entity (“QIE”) makes to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of a U.S. real property interest (as defined in the Code). However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Special Tax Considerations Pertaining to All Tax-Exempt Funds

If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay exempt-interest dividends (as defined above). The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest dividends.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”). Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent that a Tax-Exempt Fund invests in such private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their shares of a Tax-Exempt Fund’s expenses in computing their AMT. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate

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shareholder is included in the shareholder’s “adjusted current earnings” as part of its AMT calculation, and may also affect its federal “environmental tax” liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

The IRS is paying increased attention to whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Tax-Exempt Funds rely on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation from its issue date to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.

Special Tax Considerations Pertaining to California Tax-Exempt Reserves

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom, is exempt from income taxation by California (“California Exempt Securities”), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (“California exempt-interest dividends”). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. California Tax-Exempt Reserves intends to qualify under the above requirements so that it can pay California exempt-interest dividends.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of California Tax-Exempt Reserves is not deductible for California stated individual income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting California Tax-Exempt Reserves and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund’s distributions constituting California exempt-interest dividends is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Special Tax Considerations Pertaining to Connecticut Municipal Reserves

Dividends paid by Connecticut Municipal Reserves will not be subject to the Connecticut individual income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public

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instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law (“Connecticut Obligations”) or from obligations the interest on which states are prohibited from taxing by federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut individual income tax, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut individual income tax who are required to pay the federal alternative minimum tax. Dividends paid by Columbia Connecticut Municipal Reserves, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

Special Tax Considerations pertaining to Massachusetts Municipal Reserves

Distributions by Massachusetts Municipal Reserves to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from a Fund’s other net investment income and net short-term capital gains (which may include exempt-interest dividends attributable to the Fund’s investments in municipal securities of other states) generally will be taxable at ordinary Massachusetts personal income tax rates. Except as noted earlier in respect of capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, generally the Fund’s capital gain dividends will be taxable by the Commonwealth as long-term capital gains. The Fund will mail a statement to its shareholders no later than 60 days after the close of its tax year showing which portion of the Fund’s distributions and capital gain dividends are exempt from Massachusetts personal income tax.

Distributions by Massachusetts Municipal Reserves to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The portion of the New York Tax-Reserves’ exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund’s distributions.

Tax-Exempt Shareholders

Under current law, the Funds generally “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt

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shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if a Fund allocates excess inclusion income (discussed above) to such shareholder.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more (for an individual shareholder) or $10 million or more (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Additional Municipal Securities Risk

The Supreme Court has agreed to review an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bond funds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in a Fund. This also has the potential to cause a decline in the value of the municipal securities held by a Fund which, in turn, would reduce the value of a Fund’s shares. The Supreme Court heard oral arguments in the case in November 2007.

93

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CALIFORNIA TAX-EXEMPT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	501,827,406.32	95.35%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	147,492,805.37	23.66%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	46,426,324.05	7.45%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	150,946,273.97	24.21%

CALIFORNIA TAX-EXEMPT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,566,278,778.00	99.98%

CALIFORNIA TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	589,884,017.08	99.16%

94

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CALIFORNIA TAX-EXEMPT RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	197,719,342.55	97.06%

CALIFORNIA TAX-EXEMPT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	60,202,419.44	100.00%

CALIFORNIA TAX-EXEMPT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	150,946,273.97	95.23%

CASH RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	10,656,000,000	56.96%

CASH RESERVES — Adviser Class BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST DALLAS TX 75202-3920	4,460,664,860.00	23.84%

CASH RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,722,164,192.00	9.20%

CASH RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,561,778,995.	8.35%

95

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,059,539,767.00	57.82%

CASH RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,291,279,197.00	18.77%

CASH RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	773,307,821.41	6.33%

CASH RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	18,367,909,011	99.99%

CASH RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	2,565,570,801.00	38.21%

CASH RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,942,501,842.00	28.93%

CASH RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,400,607,721.00	20.86%

96

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Institutional Class BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3920	725,000,000.00	10.80%

CASH RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	103,640,618.23	9.47%

CASH RESERVES — Investor Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	462,929,424.21	42.29%

CASH RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	370,581,141.75	33.85%

CASH RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	121,568,164.08	11.11%

CASH RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	824,392,032.60	78.00%

CASH RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	106,000,000.00	10.03%

97

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Liquidity Class NFS LLC FEBO DAVID D CASEY 15255 SWITZER RD OVERLAND PARK KS 66221-9551	96,794,180.95	9.16%

CASH RESERVES — Marsico Class UMB FUND SERVICES INC AS AGENT FOR MARSICO FUNDS INC 803 W MICHIGAN ST SUITE A MILWAUKEE WI 53233-2301	12,787,554.33	100.00%

CASH RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,417,370,026.00	96.90%

CASH RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	391,461,440.20	86.44%

CASH RESERVES — Class C CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	1,654,983.70	15.54%

CASH RESERVES — Class Z COLUMBIA MGMT DISTRIBUTORS, INC 100 FEDERAL STREET BOSTON MA 02110-1802	69,009,119.24	9.89%

GOVERNMENT RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	1,094,000,000.00	64.78%

GOVERNMENT RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	218,793,906.45	12.96%

98

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	323,166,127.69	19.14%

GOVERNMENT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,331,784,988.00	63.67%

GOVERNMENT RESERVES — Capital Class CITIBANK N.A. FBO DCNAH ATTN: TERRI KEUM 111 WALL ST 15TH FLOOR NEW YORK NY 10005-3509	1,008,307,629.00	19.27%

GOVERNMENT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	344,689,272.43	6.59%

GOVERNMENT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	869,362,015.16	100.00%

GOVERNMENT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,051,347,245.00	66.74%

GOVERNMENT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	376,237,497.01	23.88%

99

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROSA SANTIAGO MONEY MKT FUNDS 26 BROADWAY 13TH FLOOR NEW YORK NY 10004-1703	120,446,529.92	7.65%

GOVERNMENT RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	100,291,968.18	50.29%

GOVERNMENT RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	62,595,480.02	31.39%

GOVERNMENT RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	32,366,980.82	16.23%

GOVERNMENT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	559,269,960.41	70.28%

GOVERNMENT RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	223,000,000.00	28.02%

GOVERNMENT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	290,217,854.25	99.97%

100

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Class A NFS LLC FEBO KATHERINE A BINDER WILLIAM P BINDER 90 CASCADE KY BELLEVUE WA 98006-1030	2,812,931.63	28.72%

GOVERNMENT RESERVES — Class A NFS LLC FEBO NFS/FMTC IRA FBO MICHAEL W ROCHE 6 OPEN TRAIL DR SANDWICH MA 02563-3119	1,175,455.24	12.00%

GOVERNMENT RESERVES — Class A NFS LLC FEBO CARLOS EXPOSITO 40 NW 124TH AVE MIAMI FL 33182-1234	1,128,838.87	11.53%

GOVERNMENT RESERVES — Class A NFS LLC FEBO WENDY M DONOHOE 3185 ADAMSWOOD DR SAN JOSE CA 95148-2707	978,367.57	9.99%

GOVERNMENT RESERVES — G Trust BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	255,046,809.10	98.27%

MONEY MARKET RESERVES — G Trust BANK OF AMERICA NA 411 N AKARD ST 6TH FLR DALLAS TX 75201-3307	689,636,945.30	95.39%

MONEY MARKET RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	7,431,000,000.	90.53%

MONEY MARKET RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	661,585,663.81	8.06%

101

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MONEY MARKET RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	8,078,053,473.	63.77%

MONEY MARKET RESERVES — Capital Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYCARUSE NY 13057-1382	1,883,061,981.	14.86%

MONEY MARKET RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	976,913,712.66	7.71%

MONEY MARKET RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,388,062,305.	99.55%

MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR ALAMO HOUSING FINANCE CORP SERIES 2001 2001 BRYANT ST FL8 DALLAS TX 75201-3002	15,975,156.25	23.09%

MONEY MARKET RESERVES — Investor Class THE BANK OF NEW YORK CO OF FL AS TTEE FOR CAPITAL AREA HOUSING FINANCE CORP SER 2000-1 ATTN PEG MAKOWSKI 2001 BRYANT ST FL8 DALLAS TX 75201-3002	15,202,369.00	21.98%

MONEY MARKET RESERVES — Investor Class WELLS FARGO BANK TX NA TRUSTEE FOR HIDALGO/WILLACY ATTN CORPORATE TRUST-MELISSA SCOTT 505 MAIN ST STE 301 FORT WORTH TX 76102-5469	12,617,983.00	18.24%

102

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR NORTEX HOUSING FINANCE CORP 2001-1 ATTN PEG MAKOWSKI 2001 BRYANT ST FL8 DALLAS TX 75201-3002	13,083,070.83	18.91%

MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR COASTAL BEND HOUSING FINANCE CORP SERIES 2001-1 ATTN PEG MAKOWSKI 600 NORTH PEARL ST STE 420 DALLAS TX 75201-4141	12,296,309.00	17.77%

MONEY MARKET RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,141,571,285.	78.77%

MONEY MARKET RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	296,000,000.00	20.42%

MONEY MARKET RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	64,324,129.84	92.05%

MUNICIPAL RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	536,000,000.00	56.17%

MUNICIPAL RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	349,860,436.84	36.66%

103

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MUNICIPAL RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	64,671,984.260	6.78%

MUNICIPAL RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	2,255,677,576.	67.96%

MUNICIPAL RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	476,098,386.44	14.34%

MUNICIPAL RESERVES — Capital Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	319,212,555.49	9.62%

MUNICIPAL RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,583,275,696.	100%

MUNICIPAL RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	825,267,426.02	72.09%

MUNICIPAL RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	296,151,437.23	25.87%

104

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MUNICIPAL RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	48,175,259.80	86.15%

MUNICIPAL RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	6,851,709.9700	12.25%

MUNICIPAL RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	196,000,000.00	72.18%

MUNICIPAL RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	69,904,137.710	25.74%

MUNICIPAL RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	440,548,264.87	99.37%

NEW YORK TAX EXEMPT RES — Retail A Class DOMENIC J VIGLIOTTI PO BOX 205 SOMERS NY 10589-0205	37,024.98	55.63%

NEW YORK TAX EXEMPT RES — Retail A Class KELLY K PHILIP 14 HALL AVE LARCHMONT NY 10538-2929	29,532.21	44.37%

NEW YORK TAX-EXEMPT RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,075,647.49	61.58%

105

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
NEW YORK TAX-EXEMPT RESERVES — Adviser Class NFS LLC FEBO PETER PATINELLA MARISA PATINELLA 45 PEALE RD MANHASSET NY 11030-2803	2,017,899.71	17.56%

NEW YORK TAX-EXEMPT RESERVES — Adviser Class NFS LLC FEBO BRIAN SIVIN MARNI SIVIN 1 SADDLE LN ROSLYN HTS NY 11577-2727	658,599.82	5.73%

NEW YORK TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	83,163,446.92	76.74%

NEW YORK TAX-EXEMPT RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	40,001,760.02	99.99%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	90,566,401.83	58.51%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	38,550,156.13	24.90%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	17,205,748.57	11.12%

106

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
NEW YORK TAX-EXEMPT RESERVES — Institutional Class CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	8,469,956.21	5.47%

NEW YORK TAX-EXEMPT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS, TX 75201-3307	43,106,301.99	100.00%

NEW YORK TAX-EXEMPT RESERVES — Daily Class FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	10,316.45	100.00%

NEW YORK TAX-EXEMPT RESERVES — G-Trust Class BANK OFAMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	17,548,587.01	100.00%

TAX-EXEMPT RESERVES — G-Trust Class BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	712,652,721.81	99.99%

TAX-EXEMPT RESERVES — Retail A Class STEPHEN D R MOORE PATRICIA MOORE JT TEN 10 BELLEVUE AVE CAMBRIDGE MA 02140-3614	1,495,896.57	9.12%

TAX-EXEMPT RESERVES — Retail A Class JOHN C STOWE C/O LUTCO BALL BEARINGS 677 CAMBRIDGE ST WORCESTER MA 01610-2631	1,012,740.23	6.17%

TAX-EXEMPT RESERVES — Retail A Class BACK BAY SHUTTER CO INC. 169 MERRIMAC STREET WOBURN MA 01801-1748	856,422.53	5.22%

TAX-EXEMPT RESERVES — Retail A Class PHILIP S. KASTEN & CAROLYN KOSS KASTEN JT TEN 6 AZALEA LANE NASHUA NH 03062-1894	856,560.06	5.22%

107

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES —Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	23,816,602.80	43.64%

TAX-EXEMPT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	30,756,688.49	56.36%

TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	958,845,236.99	56.89%

TAX-EXEMPT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	407,442,269.66	24.17%

TAX-EXEMPT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	27,357,225.49	97.81%

TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	179,548,415.68	64.51%

TAX-EXEMPT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	96,871,640.03	34.81%

108

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	418,398.88	10.43%

TAX-EXEMPT RESERVES — Investor Class NFS LLC FEBO JAMES E HOFFMAN NICHOLA J HOFFMAN 532 SHREWSBURY AVE OCEANPORT NJ 07757-1445	1,105,656.10	27.57%

TAX-EXEMPT RESERVES — Investor Class GILES C UPSHUR III 6601 RIVER ROAD RICHMOND VA 23229-8528	398,916.75	9.95%

TAX-EXEMPT RESERVES — Investor Class BANK OF AMERICA ESCROW AGT FOR YELLOW HOLDING INC & CONNEX NORTH AMERICA INC (SELF INSURANCE) 8757 GEORGIA AVE SUITE 1300 SILVER SPRING MD 20910-3756	238,773.754	5.95%

TAX-EXEMPT RESERVES — Investor Class BETTY U. BERG TRUSTEE 106 OVERCREST CIR BREVARD NC 28712-9389	212,308.81	5.29%

TAX-EXEMPT RESERVES — Investor Class ORIANA M MCKINNON 552 MOWBRAY ARCH NORFOLK VA 23507-2130	209,731.25	5.23%

TAX-EXEMPT RESERVES — Investor Class MARYLAND IMPORTS LIMITED ATTN: WILLIAM LANE 2700 CALVERT ST NW APT 818 WASHINGTON DC 20008-2663	204,184.72	5.09%

TAX-EXEMPT RESERVES — Liquidity Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	58,740,617.43	72.87%

109

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	21,871,960.07	27.13%

TAX-EXEMPT RESERVES —Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	3,186,786,026.	99.07%

TAX-EXEMPT RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	14,258,004.08	91.12%

TREASURY RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	6,531,000,000.	68.70%

TREASURY RESERVES — Adviser Class BANK OF AMERICA OF TEXAS NA NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3920	1,890,032,011.00	19.88%

TREASURY RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	641,320,727.04	6.75%

TREASURY RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENE FIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	5,452,195,770.	42.52%

110

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TREASURY RESERVES — Capital Class CITIBANK N.A. FBO DCNAH ATTN: TERRI KEUM 111 WALL ST 15TH FLOOR NEW YORK NY 10005-3509	2,021,182,925.	15.76%

TREASURY RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,788,948,704.	21.75%

TREASURY RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	979,933,789.30	99.94%

TREASURY RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,017,685,413.00	38.72%

TREASURY RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3RD FLOOR JERSEY CITY NJ 07306	574,580,198.16	21.86%

TREASURY RESERVES — Institutional Class BANK OF AMERICA OF TEXAS NA NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3908	815,000,000.00	31.01%

TREASURY RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	218,414,514.81	8.31%

111

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TREASURY RESERVES — Investor Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3RD FLOOR JERSEY CITY NJ 07306	123,703,084.01	53.06%

TREASURY RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	63,357,268.38	27.17%

TREASURY RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	43,746,651.97	18.76%

TREASURY RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	698,134,135.05	83.60%

TREASURY RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	103,000,000.00	12.33%

TREASURY RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	855,163,367.96	99.43%

TREASURY RESERVES — Class A THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	571,769,392.88	97.05%

MASSACHUSETTS MUNI RESERVES — Retail A Class NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	116,356,676.01	95.07%

112

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MASSACHUSETTS MUNICIPAL RESERVES — G-Trust Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	222,244,643.21	100.00%

CONNECTICUT MUNICIPAL RESERVES — G-Trust Class JOSEPH A GAROFOLI III SUSAN SHUSKUS GAROFOLI JTWROS 20 WHLAING RD DARIEN CT 06820-5930	8,283,739.05	27.50%

CONNECTICUT MUNICIPAL RESERVES — G-Trust Class NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH ST STATION NEW YORK NY 10005-3908	19,866,718.98	65.94%

CONNECTICUT MUNICIPAL RESERVES — Retail A Class BANK OF AMERICA NA 6th FLOOR 411 N AKARD ST DALLAS TX 75201-3307	229,991,674.00	99.57%

GOVERNMENT PLUS RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	21,271,032.50	100.00%

GOVERNMENT PLUS RESERVES — Capital Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	319,081,001.03	76.96%

GOVERNMENT PLUS RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	95,551,286.36	23.04%

GOVERNMENT PLUS RESERVES — G-Trust Class BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	200,971,059.48	92.59%

113

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT PLUS RESERVES — Retail A Class CLIFFORD LAWTON KATHY A LAWTON 14 HICKORY HILL WAY WEST GRANBY CT 06090	964,714.22	10.31%

GOVERNMENT PLUS RESERVES — Retail A Class NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT 5TH FLR ONE WORLD FINANCIAL CENTER 200 LIBERTYS STREET NEW YORK NY 10281-5503	715,801.38	7.65%

GOVERNMENT PLUS RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	50,982,500.39	100.00%

GOVERNMENT PLUS RESERVES — Liquidity Class FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	11,000.45	100.00%

PRIME RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	181,750,258.52	100.00%

PRIME RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,200,700,656.	55.60%

PRIME RESERVES — Capital Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	1,438,501,447.	24.99%

114

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
PRIME RESERVES — Capital Class NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MIKE MCLAUGHLIN PO BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	680,461,465.28	11.82%

PRIME RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	431,846,872.86	99.70%

PRIME RESERVES — Liquidity Class FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	10,991.10	100.00%

As of November 30, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
California Tax-Exempt Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	2,855,709,544.00	69.96%

Cash Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	22,092,338,310.00	35.71%

Connecticut Muni Reserves	BANK OF AMERICA NA 6th FLOOR 411 N AKARD ST DALLAS TX 75201-3307	229,991,674.00	88.08%

115

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Government Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	4,586,378,320.00	41.78%

Government Plus Reserves	BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	520,052,060.51	72.91%

Massachusetts Muni Reserves	NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	116,356,676.01	33.76%

	BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	222,244,643.21	64.49%

Money Market Reserves	BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	7,727,000,000.00	28.95%

	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	13,269,272,728.00	49.72%

116

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Municipal Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	2,596,675,386.00	33.24%

	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FL CHARLOTTE NC 28255-0001	3,222,372,834.00	41.25%

New York Tax-Exempt Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	130,568,161.85	34.78%

	BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS, TX 75201-3307	143,818,335.92	38.31%

Prime Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FL CHARLOTTE NC 28255-0001	3,814,297,788.00	59.86%

Tax-Exempt Reserves	BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	4,858,283,985.00	79.75%

Treasury Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,809,336,045.00	27.44%

117

APPENDIX A—DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

•	AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

•	AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

•

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

•

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

•

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB — rating.

•

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

•

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

•	CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

•

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

A-1

•	CI rating is reserved for income bonds on which no interest is being paid.

•

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

•

SP-1. Notes rated SP — 1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

•	SP-2. Notes rated SP — 2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

•

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

•

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

•

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

•

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

•

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

A-2

•

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

•

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

•

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

•	MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•	MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

A-3

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

•

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

•

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

•

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

•

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

•

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

•

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

•

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

•	CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

•	C bonds are in imminent default in payment of interest or principal.

•

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

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Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

•	F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

•	F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

•

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

•

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

•

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

•	B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

•

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

•	D obligations are in actual or imminent payment default.

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APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

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CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B - Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

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Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

1	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

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Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined

B-4

proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1.	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4.	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6.	Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7.	Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8.	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

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Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

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Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

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•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

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•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

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3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

¡	Whether the company has attained benefits from being publicly traded.

¡	Cash-out value

¡	Balanced interests of continuing vs. cashed-out shareholders

¡	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

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Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

¡	Credible reason exists to question:

■	The auditor’s independence, as determined by applicable regulatory requirements.

■	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

¡

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

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CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

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•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

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Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

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Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

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CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

¡	Change, without shareholder approval the domicile of the fund

¡	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

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•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

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3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group [2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

Name:

Signed:

Date:

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

            FOR

            AGAINST

            WITHHOLD

            ABSTAIN

Brief rationale:

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Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

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APPENDIX C — DESCRIPTION OF STATE CONDITIONS

California

In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information relates specifically to California Intermediate Municipal Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although the Fund has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors. The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes.

During the economic boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California’s economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. For fiscal years ending June 2002, 2003 and 2004, revenue projections repeatedly proved too optimistic and shortfalls resulted. The State’s economy began to improve in 2004 and grew at a solid pace, resulting in General Fund revenues that exceeded 2005-06 Budget forecasts.

Beginning in fiscal year 2006-07, California’s economic expansion began to cool as growth in both wage and salary employment and taxable sales declined, the unemployment rate rose and new residential building permits dropped. According to the California Legislative Analyst’s Office (“LAO”), a nonpartisan agency, the key factors contributing to the economic slow down in California are high energy and gasoline prices and sharply declining real estate markets due to, in part, the State’s overheated housing market and, in part, the subprime mortgage market crisis that followed the early 2000s’ housing boom. The LAO, in its “California’s Fiscal Outlook” report published in November 14, 2007 (the “Fiscal Outlook Report”), predicts economic growth to continue to be slow through the first half of 2008, with recovery beginning later in the year and continuing into 2009.

Fluctuations in General Fund revenues are more pronounced than the volatility in California’s overall economy and more substantial than the revenue fluctuations in other states, according to a January 2005 study by the Legislative Analyst’s Office (“LAO”), a nonpartisan agency. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying structural budget imbalance whereby anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenue.

California’s personal income gained 6.5 percent in 2006, but is predicted by the LAO in its Fiscal Outlook Report to slow to 5.3 percent in 2007 and then 4.9 percent in 2008 before a partial rebounding to 5.4 percent in 2009. Taxable sales increased 3.9 percent in 2006 compared to an increase of 7.4 percent in 2005, but is expected by the LAO to increase by only 3.2 percent in 2007 followed by 3.8 percent in 2008 before firming up in 2009 to 4.7 percent. The pace of non-farm job growth slowed from a 2.1 percent year-over-year pace in the first quarter of 2006 to 0.7 percent during the 12 month period ending October 2007, which marks the first time since June 2004 in which the year-over-year pace of growth dipped below one percent. The State’s unemployment rate

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averaged 4.9 percent in 2006. In October 2007, the State’s unemployment rate was 5.6 percent, with only two out of eleven major industry sectors gaining jobs. The California Department of Finance noted that the housing slump contributed to nearly half of the job losses in October 2007. According to the LAO, California real estate-related industries, including developers, contractors, real estate agents, financial institutions, title companies and insurers, have in recent years accounted for approximately 15 to 20 percent of the State’s private sector economy.

Between 2001 and 2005, the State experienced an unprecedented boom in its real estate markets, fueled not only by rising demand for housing by California’s growing population, but, as the LAO noted, speculation by real estate investors and increased use of sub-prime mortgage loans and risky lending standards to facility home buying by marginally qualified purchasers. During this period, the median price for existing home sales more than doubled, from $262,420 in April 2001 to $542,720 in June 2005 and new home construction registered its highest levels in nearly 15 years.

Since mid-2005, however, the California real estate market has been experiencing a significant downturn triggered substantially by the meltdown in the sub-prime mortgage market, tightening credit standards, rising foreclosures, and burgeoning new home inventories. The housing downturn has placed significant downward pressure on California home sales, prices and construction. By October 2007, sales of existing single-family homes had declined for the eighth consecutive month-over-month period, down to 265,000 units on a seasonally adjusted annual rate basis, a decrease of over 40 percent from a year earlier, according to the California Association of Realtors. Weakening sales continue to depress the State’s median existing single-family home price, which had fallen from a record high of $597,640 in April 2007 to $497,100 in October 2007. Residential construction permitting during the first ten months of 2007 was down over 30 percent from the same months of 2006.

The reduction in home values, reduced home building and home sales, together with other economic factors such as rising energy and oil prices, have contributed to a slowdown in consumer spending, taxable sales growth and job growth in the State. The problems with subprime mortgages and the related financial market volatility, credit tightening and rising mortgage foreclosures have worsened the housing sector downturns and raised the risk of further deterioration in the State’s economy.

Bond Ratings. Three major credit rating agencies, Moody’s Investors Service, Standard and Poor’s (or S&P) and Fitch Ratings, assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In May 2006, Moody’s upgraded the credit rating of the State’s general obligation bonds from A2 to A1, because of a strong economy and growing tax revenue. Also in May 2006, S&P upgraded its rating from A to A+, citing California’s “strong economic growth in almost all sectors,” and its recent revenue surge, which led to a higher than expected general fund balance and reduced the State’s structural deficit. In June 2006, Fitch upgraded the rating of the same bonds from A to A+, citing the State’s continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. These ratings are the most currently available and it is not possible to determine whether or the extent to which Moody’s, S&P or Fitch will change such ratings in the future.

Notwithstanding the upgrades by the rating services, California’s general obligation bonds currently have lower ratings than all rated states other than Louisiana. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

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State Finances. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State’s Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation. The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties (“SFEU”). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the Special Reserve Fund is dedicated to repayment of $11 billion of economic recovery bonds (ERBs), which were authorized by voters and sold in fiscal year 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations taken prior to June 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

Budget Process.

California’s fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor’s proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose balanced budgets, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all previous revenue sources, including prior year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits.

To pass a budget act requires a two-thirds vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetos are subject to override by a two-thirds vote in each house of the Legislature. Appropriations also may be included in legislation other than the annual budget act. Except for bills containing appropriations for K-12 schools or community colleges, which require only a simple majority vote, appropriating legislation must be passed by a two-thirds majority in the Legislature and signed by the Governor. Funds necessary to fulfill an appropriation need not be in the State Treasury at the time the appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Fiscal Year 2006-07 Budget.

The 2006-07 Budget Act, enacted on June 30, 2006 (the “2006-07 Budget”), projects revenues to increase 1.2 percent to $93.9 billion and expenditures to increase 9.5 percent to $101.3 billion. The 2006-07 Budget assumed that the State General Fund would end fiscal year 2005-06 with a positive reserve of $9.5 billion. The resulting shortfall between expenditures and revenues was expected to draw down the current year reserve to $2.1 billion at the end of fiscal year 2006-07. The spending growth reflects significant spending increases for a variety of State programs and repayments and/or prepayments of $2.8 billion on obligations incurred in prior years. Education received the largest funding increase, with the minimum guaranteed amount for 2006-07 fully paid, and $2.9 billion allocated to restore guaranteed amounts that were withheld to save money in 2004-05 and 2005-06. The 2006-07 Budget paid the Transportation Improvement Fund the full $1.4 billion of annual gasoline tax revenue owed under Proposition 42, and repaid $1.4 billion of borrowing and transfers withheld pursuant to cost avoidance mechanisms implemented in the 2003-04 and 2004-05 Budgets. The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion. The 2006-07 Budget did not include any significant tax changes.

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Some of the revenue and cost-saving assumptions reflected in the 2006-07 Budget were uncertain at the time of enactment.

Fiscal Year 2007-08 Budget.

On January 10, 2007, Governor Schwarzenegger released his proposed budget for 2007-08 (the “2007-08 Governor’s Budget”). The 2007-08 Governor’s Budget proposed an increase in General Fund appropriations of one percent, from an estimated $102.1 billion in 2006-07 to $103.1 in 2007-08, while revenues are projected to increase 7.7 percent, from an estimated $95 billion in 2006-07 to $102.3 billion in 2007-08. The operating shortfall is expected to reduce the budget reserve from an anticipated balance of $2.9 billion at the end of fiscal year 2006-07 to $2.1 billion by the close of fiscal year 2007-08.

The 2007-08 Governor’s Budget proposes a significant increase in education spending over 2006-07, including a $3.1 billion increase for K-12 education and a $1.0 billion increase for higher education.

To maintain a budget reserve at the end of the 2007-08 fiscal year, despite expenditure growth of $1.2 billion, the Governor’s Budget includes $3.4 billion in cost-saving and revenue-generating solutions. The solutions include $496 million in reduced appropriations for the California Work Opportunity and Responsibility to Kids (CalWORKS) program, by suspending the July 2007 cost-of-living adjustment and eliminating the grant to children in families that are out of compliance with the program. Other features of the 2007-08 Governor’s Budget include appropriation of $13.7 billion of bonds approved by the voters in November 2006 as part of a $115.8 billion Strategic Growth Plan package.

On May14, 2007, Governor Schwarzenegger released his revised budget for 2007-08 (the “2007-08 May Revision”), which projected reduced revenues for fiscal years 2006-07 and 2007-08 combined, primarily as a result of weaker-than-expected collections of personal income taxes and sales taxes in April 2007. The 2007-08 May Revision estimates General Fund revenues and transfers of $101.253 billion and General Fund expenditures of $103.8 billion. State officials describes most General Fund spending as non-discretionary, required by federal or state law, binding labor agreements or court orders. Of the total spending proposed by the 2007-08 May Revision, $1.7 billion, or two percent, is dedicated to paying debt, and $1 billion, or less than one percent, is proposed for policy choices.

By statute, the 2007-08 Budget will include at least $1 billion to retire ERBs, and the Governor has proposed to allocate an additional $600 million to prepay a portion of the ERBs. If this proposal is enacted, the total set aside to repay the ERBs will equal $7.4 billion in the four years since the bonds were issued. The Department of Finance projects that the ERBs will be fully retired in November 2009, 14 years ahead of schedule.

Changes of the 2007-08 May Revision from the 2007-08 Governor’s Budget include restoring funding for school transportation, fully funding the Proposition 98 school funding minimum guarantee, redirecting gasoline sales tax revenues designated for transit uses to the General Fund and suspending the January 2008 cost-of-living increase for the supplemental security income programs. The 2007-08 May Revision estimates that the 2006-07 and 2007-08 fiscal years will end with a budgetary reserve of $4.4 billion and $2.2 billion, respectively. The net operating deficit in 2007-08 is estimated to be $1.4 billion, as adjusted for debt repayments, major non-structural costs and the recognition of a major one-time gain.

In the 2007-08 May Revision, the Governor proposed other revenue solutions, including selling the State student loan guarantor, Ed-Fund, to a private buyer for a one-time payment of approximately $1 billion. The Governor also proposed consideration of leasing the State lottery to private operators to improve lottery returns.

In its Overview of the 2007-08 May Revision, dated May 15, 2007, the LAO stated that the revenue and expenditure assumptions in the 2007-08 May Revision are generally reasonable, but that it did not make adequate

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provision for intervening events that would require increased expenditure or reduce revenue, including litigation and other risks. The LAO anticipates that General Fund expenditures will exceed revenues in 2007-08 by $3.5 billion, rising to over $5 billion in 2008-09, and that a pattern of shortfalls will continue in subsequent years. The LAO points out that as the housing market slows, cities and counties have less revenue to fund K-12 education, which means that the State’s obligation increases in order to maintain the funding levels guaranteed by Proposition 98.

Several features of the May Revision were uncertain at the time they were proposed. For example, the May Revision assumed that bond proceeds of $314 million would be derived from certain tribal gaming revenues. Lawsuits challenging the revenue-generating tribal gaming compacts have prevented the bonds from being sold.

The Governor signed the 2007 Budget Act on August 24, 2007 (the “2007-08 Budget”), which was substantially in line with the Governor’s proposals in the 2007-08 May Revision. The 2007-08 Budget assumes that the State General Fund will end the 2006-07 fiscal year with a positive reserve of $4.1 billion. The 2007-08 Budget calls for total expenditures of $102.3 billion from the General Fund with expected revenues of an equal amount, leaving an anticipated 2007-08 fiscal year end positive reserve of $4.1 billion. As signed by the Governor, the 2007-08 Budget reflects a 0.6 percent increase in expenditures over the 2006-07 fiscal year, while revenues are expected to rise 6.5 percent. The 2007-08 Budget assumes that the State will not issue ERBs or raise taxes.

Since the adoption of the 2007-08 Budget, however, the fiscal year 2007-08 budget situation has deteriorated by almost $6 billion according to the LAO. In its Fiscal Outlook Report, the LAO predicts that, absent corrective action, the State would end the current fiscal year with a $1.9 billion deficit rather than a budgeted reserve of $4.1 billion. According to the LAO, the State’s dimming fiscal outlook is due to the following key factors:

•

continued softness in the State’s economy driven primarily by depressed real estate market and high energy and gasoline prices, which the LAO predicts will reduce expected 2007-08 tax revenues by more than $2 billion;

•	lower property taxes due in significant part to the slumping real estate market, driving State General Fund spending on K-14 education upwards;

•	a likely delay in, and reduction in anticipated revenues from, the sale of EdFund;

•

delayed implementation of new tribal gaming compacts, which is anticipated to reduce 2007-08 General Fund revenues from tribal compacts by more than $200 million lower than projected by the 2007-08 Budget; and

•

increasing expenditures, including payment of a $500 million court judgment to the retired school teachers’ pension fund, anticipated increases in correctional officer salaries, and increased emergency firefighting costs incurred in combating the November 2007 wildfires.

In addition to a negative carry-in balance from fiscal year 2007-08, the LAO projects the State will face an $8 billion operating shortfall in fiscal year 2008-09 as revenues are projected to grow by 4.6 percent, hampered by the ongoing effects of the weakened economy, while expenditures are projected to grow by 7 percent, reflecting both cost increases in most State programs and the end of many fiscal year 2007-08 one-time budget solutions.

Future Budgets.

Actions taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures cannot be predicted. Among many other variables, a significant source of future liabilities is the post-employment health benefits that the State provides to its employees and their spouses and

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dependents. The State recognizes these costs on a “pay-as-you-go” basis, and the amount budgeted for these benefits has doubled to $1.1 billion in the five-year period between fiscal years 2002-03 and 2007-08. The long-term costs for post-employment benefits may negatively affect the State’s financial reports and impact is credit ratings if the State does not adequately manage these costs. It is anticipated that these costs will continue to grow in the future.

The State budget will also be affected by national and State economic conditions and other factors.

State Indebtedness.

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2007 Debt Affordability Report released in October 2007, the State Treasurer adopts an approach to measuring debt affordability fundamentally different than in prior years, which had measured affordability based upon a debt ratio of debt service payments as a percentage of General Fund revenues. The 2007 Debt Affordability Report concludes that the right amount of debt “is not indicated by any one ratio or percentage” and, instead, examines debt affordability from a public policy perspective. The State Treasurer predicts a $14.6 billion gap by the 2027-28 fiscal year between General Fund revenues and the combined costs of operating expenditures and debt service. This imbalance over the 20-year forecast period is equal, on average, to an annual General Fund revenue shortfall of 3.5 percent. The State Treasurer concludes that, although the 3.5 percent yearly shortfall should not be an insurmountable problem, the State will not be able to afford both debt service and operating expenditures for programs unless it addresses the substantial, persistent budgetary imbalance.

General Obligation Bonds. California’s capacity to issue general obligation bonds is described in the State constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond authorizing acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds be paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of November 1, 2007, the State had outstanding approximately $50.9 billion aggregate principal amount of voter-authorized general obligation bonds (including the $8.3 billion of ERBs), of which approximately $40.7 billion is payable primarily by the General Fund, and approximately $10.2 billion is payable from other revenue sources. As of November 1, 2007, there were unused voter authorizations for the future issuance of approximately $67.8 billion long-term general obligation bonds.

In response to the Governor’s proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions on the November 2006 ballot. The funds authorized by the four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security, (ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

An initiative measure authorizing $5.4 billion in bonds for water quality and flood control also was approved by voters on the November 2006 ballot. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State issued the first $250 million tranche in October 2007. Proceeds of the initial issuance will be used to fund more than $200 million in new research grants and pay off $48 million in outstanding bond anticipation notes incurred to support the research while litigation was pending.

Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation

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commercial paper program, not more than $2.5 billion principal amount of general obligation commercial paper notes may be outstanding at any time. As of September 1, 2007, the State had $16.0 million aggregate principal amount of general obligation commercial paper notes outstanding.

Lease-Revenue Bonds. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.6 billion General Fund-supported lease-revenue debt outstanding at November 1, 2007. On May 3, 2007, Governor signed legislation authorizing the issuance of up to $7.4 billion lease revenue bonds to finance construction of state prisons, county jails and local re-entry facilities. On October 11, 2007, a Superior Court judge dismissed a lawsuit challenging the legality of the proposed financing.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $49.7 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of June 30, 2007.

Future Issuance Plans. In light of significant new authorizations for State bonds, the State expects the volume of general obligation bonds and lease revenue bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. The State Treasurer’s Office estimates issuance of new general obligation and lease-revenue bonds in fiscal year 2007-08 will be approximately $8.5 billion, of which $1.5 billion has been issued through November 15, 2007. Based on existing Legislative appropriations and current projections of program needs, the State’s Department of Finance has estimated that annual new money issuance for these obligations in the four fiscal years from 2008-09 to 2011-12 will total approximately $12 billion, $16 billion, $12 billion, and $8 billion, respectively. The foregoing estimates may be higher if the voters or the Legislature approve additional new bond authorizations. The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs, interest rate and other market conditions at the time of issuance.

Governor Schwarzenegger is promoting a $4 billion bond proposal for building dams, for presentation to voters in 2008. A $9.95 billion bond measure for high speed rail projects was moved from the November 2006 ballot to the 2008 general election. The Governor has proposed to defer the light rail bond measure indefinitely.

Economic Recovery Bonds. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, the ERBs are secured by the State’s full faith and credit. The State issued $10.9 billion principal amount of ERBs, which resulted in net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year. The State may issue the remainder of the authorized ERBs at any time in the future, but the 2007-08 Budget assumes no ERBs will be issued in fiscal year 2007-08. The State retired early approximately $1.7 billion of the ERBs during fiscal years 2005-06 and 2006-07, and anticipates that approximately $2.6 billion of the ERBs will be retired in fiscal year 2007-2008, including almost $2.2 billion in early prepayments.

Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement with four major cigarette manufacturers, which agreed to make payments to the State in perpetuity. In 2002, the State authorized the sale of revenue bonds secured by the tobacco settlement revenues. On March 14, 2007, the State completed a

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refinancing of the bonds, which included a covenant that the Governor will request a General Fund appropriation to pay debt service and related costs if revenues fall short. The Legislature is not obliged to make a requested appropriation, and the tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions. The refinancing generated additional proceeds of approximately $1.26 billion for General Fund purposes.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State issued $7.0 billion of revenue anticipation notes in November 2007, which must be repaid by the end of fiscal year 2007-08, in order to maintain adequate reserves to manage the State’s cash flow requirements during the fiscal year.

Inter-fund Borrowing. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of October 31, 2007, there were approximately $13.5 billion of outstanding loans from the SFEU or other inter-fund sources to the General Fund.

Tax Revenues.

The State’s major tax revenue sources are personal income tax, sales tax, corporation tax, and insurance tax. The personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It it is imposed on net taxable income, with rates ranging from 1.0 percent to 9.3 percent. The personal income tax structure is considered to be highly progressive. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, contributes volatility to personal income tax receipts, accounting for as much as 24.7 percent and as little as 7.3 percent of General Fund revenues in the last 10 fiscal years. The 2007-08 May Revision estimates that capital gains and stock option tax receipts will account for 15.3 percent of General Fund revenue and transfers in 2006-07 and 15.1 percent in 2007-08.

The sales tax is imposed on most retail sales and leases, subject to a number of exemptions. The base state and local sales tax rate is 7.25 percent, but is higher in certain local jurisdictions.

Corporation tax revenues are comprised of the franchise tax and corporate income tax, which apply to businesses doing business in California or deriving income from California sources, is levied at 8.84 percent rate on apportioned by formula to the State of California. Banks and other financial corporations are subject to the franchise tax plus an additional 2 percent tax on net income. California has an AMT similar to federal law. Subchapter S corporations are taxed at 1.5 percent of profits. Limited liability companies are subject to fees, one of which has been under constitutional challenge. If these fees are held unconstitutional, potential refunds are estimated at up to $1.04 billion in 2007-08 and up to $260 million in 2008-09, with annual losses of up to $340 million in 2008-09 and increasing amounts in future years.

California no longer has an estate tax as of 2005.

Constitutional, Legislative and Other Factors. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, and added complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities

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have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

The primary units of local government in California are the 58 counties, which are responsible for the provision of many basic services. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained by a number of propositions.

The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at roughly one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on change in ownership (subject to certain exceptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner’s acquisition, the amount of tax on comparable properties varies widely.

Proposition 4 or the “Gann Initiative” (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs.

In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

In 1996, California voters approved Proposition 218 to amend the California Constitution to include some of the statutory amendments enacted pursuant to Proposition 62 (Cal. Const. Arts. XIIIC and XIIID). Proposition 218 requires a majority of a local entity’s electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity’s electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any special tax increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local government entities may have their ratings reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

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The fiscal relationship between the State and cities and counties changed in 2004, with the enactment of Proposition 1A and related legislation. Among other things, Proposition 1A limits the State’s access to local government revenue sources by placing hurdles to the State’s ability to borrow such revenues. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. The State’s authority to mandate activities on cities, counties and special districts is, as of fiscal year 2005-06, conditioned on the State providing funding for such activities. Mandates without funding are suspended and the local governments need not comply. Proposition 1A further requires the State to reimburse local governments for mandated costs incurred prior to the 2004-05 fiscal year, beginning in 2006-07 over a period of 15 years. The estimated remaining claims for mandated costs is $1.0 billion.

Other litigation and initiatives complicate the State’s ability to spend tax revenue.

In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the constitutional guarantee. This suspended amount was fully paid in 2005-06. However, subsequent growth in General Fund revenues increased the 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the 2005-06 funding level was also affected by the increased revenues and was $1.1 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. The unpaid additional funding requirements were the subject of a lawsuit by the California Teachers Association, which has been settled. The State agreed to require the $2.8 billion obligation with a $300 million payment in fiscal year 2007-08 and further annual payments of $450 million beginning in fiscal year 2008-09 until the entire obligation is repaid. After estimated and proposed payments in 2006-07 and 2007-08, the total estimated maintenance factor balance will be $65.5 million at the end of fiscal year 2007-08. This maintenance factor balance is required to be restored in future years as economic conditions improve.

In addition, the Legislature had deferred payments of an additional shortfall of $1.4 billion below the amounts required by Proposition 98 in fiscal years 1995-96, 1996-97, 2002-03 and 2003-04 due to changes in various Proposition 98 minimum funding formula factors applicable to those years. These settle-up obligations are to be repaid in annual increments of $150 million beginning in fiscal year 2006-07.

Noting concerns about the uncertainty of the economy and in particular, General Fund revenues, the Legislature as part of the 2007-08 Budget, chose to fund the Proposition 98 guarantee for 2006-07 at a minimum level of $55 billion, which is $411 million lower than the Governor’s proposal in the 2007-08 May Revision. If the final calculations for the 2006-07 guarantee amount (which is expected to occur over the next two years) show that a higher amount was needed than the Legislature appropriated, additional settle-up funds will have to be paid in the future.

In March 2007 the Governor received a series of reports on the financing and governance of K-12 public education in California and the quality of teachers and administrators. The reports included recommendations for increased education funding levels. The Governor has stated that he believes reform is needed to make better use of existing resources. As of November 2007, there has been no commitment to provide any additional funding beyond that which is required by the State’s constitution.

With a ballot initiative in November 2004, voters approved surcharge of one percent on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of State revenues, because it may impede adjustments to the progressive structure of the State’s personal income tax.

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More recently, in November 2006, voters approved Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Additionally, a proposed initiative measure has qualified for the February 5, 2008 statewide election which would, among other things, modify Proposition 98 to create a separate funding guarantee for community colleges, different from the funding guarantee for K-12 schools.

The full impact of enacted propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

Effect of Other State Laws on Bond Obligations. Some of the tax-exempt securities that a series of the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

Litigation. The State is involved in certain legal proceedings (described in the State’s recent financial statements). Some of these have been recently decided against the State, including a judgment requiring the State “pay more than $500 million to the retired school teacher’s pension fund, after the Court of Appeals had affirmed on August 30, 2007 a trial court’s judgment finding unconstitutional a statute that deferred the amount of the State’s obligation for the fiscal year 2003-04. Payment of $500 million has been made; however, the State may seek further review of the decision with respect to the amount of interest that is required.” The State is also subject to several lawsuits concerning deficiencies in its prison system, has already spent $1 billion to address inmate requirements, and could be ordered to spend hundreds of millions of dollars in the future.

Additional pending suits may cause the State to incur judgment costs in the future or inhibit the State from raising revenues. For example, a series of tax cases challenging the State’s methods of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. The State’s proposal to issue bonds to fund all or a portion of the State’s pension obligations has been finally rejected by the California courts. More recently, on September 6, 2007, a lawsuit was filed challenging the use in the 2007-08 Budget of about $1.188 billion from the Public Transportation Account (derived from sales taxes on motor vehicle fuels) to pay for certain transportation-related costs previously paid from the General Fund.

The State is also subject to penalties if it fails to meet the conditions attached to federal funds. For example, California’s welfare caseload is subject to a 50% work participation level beginning in federal fiscal year 2007, but considerable improvement in work participation rates must be achieved to avoid penalties, which could cost the state and counties more than $1.5 billion over a five-year period. The 2007-08 May Revision proposes major changes to emphasize work participation and better align the State and counties with federal work requirements.

Recent Developments Regarding Energy. The stability of California’s power grid and its transmission capacity remains of concern. Record heat waves in the summer of 2006 resulted in transmission emergencies, which prompted cuts to certain volunteer customers but avoided rotating blackouts. In 2000 and 2001, at the height of California’s energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California’s supply of electric energy has been augmented by net new capacity, transmission lines have been upgraded, and new technology is being implemented to improve supply management.

Oil prices experienced a share rise during 2007 and recently reached record highs. The average price for regular-grade gasoline in the State has hovered above $3 per gallon for much of 2007. Paying more for fuel can

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hurt corporate profit and pinch consumer spending, thereby reducing the State’s tax revenues. Rising fuel costs could also significantly disrupt economic activity in general and place upward pressures on inflation.

Natural gas prices in California are not regulated and therefore may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, a significant part of which is fueled by natural gas.

California’s Global Warming Solutions Act of 2006 requires the State to reduce greenhouse gas emissions by 2020. Policies to implement this mandate are currently under evaluation. California’s electricity sector is expected to face particular challenges in reducing emissions, in part because a significant percentage of electricity consumed by Californians is generated by coal-fired plants outside the State. A proposition seeking to end California’s ban on building new nuclear energy plants has been submitted for certification by the Attorney General for inclusion on a 2008 ballot.

The cost and availability of electricity, oil, gas, and other energy sources is a relevant factor to the State’s economic growth potential. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, and that could in turn affect State and local revenues.

Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damaged to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.

Fire. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. The State has proposed exacting user fees to allocate the cost of wildfire containment to private landowners and to cities and counties. In October 2007, President Bush declared a state of emergency in seven Southern California counties, including San Diego, Orange, Los Angeles and San Bernardino counties, following several large wildfires that ravaged the region. The fires destroyed more than 1,500 homes, prompted mass evacuations in San Diego county, the region hardest hit by the fires, and caused property damage estimated to exceed $1 billion. In November 2007, a wildfire in Malibu destroyed more than 50 homes. Over the past years, other large wildfires have burned in Southern California counties, including in 2003 and 2005. Southern California has experienced a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire.

Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. Court decisions have clarified State liability for flood damage. On February 27, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood

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Control System. These emergency repairs are expected to cost approximately $200 million, some or all of which may be reimbursed by the federal government or from bond funds. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

Connecticut

The following information, based on information publicly available as of December 6, 2007, is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors.

State Economy

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York City. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period from 1940 to 1970, and slowed substantially during the past three decades. Connecticut had a population count of 3,405,565 in April 2000, an increase of 118,449, or 3.6%, from 1990. The mid-2006 population in Connecticut was estimated at 3,504,809, up 0.1% from a year ago, compared to increases of 0.1% and 1.0% for New England and the United States, respectively. The State has extensive transportation and utility services to support its economy.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated slower output growth in the early 2000s, but expanded at a healthy pace in 2005, surpassing the New England growth rate and following just below the national growth rate (2.3% growth to 3.6% growth, respectively). Employment has gained approximately 30,740 jobs by the second quarter of 2006 since it bottomed out in the third quarter of 2003 and the unemployment rate has generally been lower than the national rate.

State Budgetary Process

The State’s fiscal year begins on July 1 and ends June 30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

State General Fund

The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds.

The State Constitution provides that any resulting unappropriated surplus shall be used to fund a budget reserve fund, to reduce bonded indebtedness or for any other purpose authorized by at least three-fifths of each house of the General Assembly. The Connecticut General Statutes provide that the Treasurer shall transfer any unappropriated surplus in the General Fund to a budget reserve fund, unless otherwise directed by law. When the amount in the budget reserve fund in any fiscal year equals 10% of the net General Fund appropriations, no further transfers shall be made by the Treasurer.

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Budget for Fiscal Years 2007-2008 and 2008-2009. In a June Special Session, the General Assembly passed and the Governor signed into law Public Act No. 07-1, An Act Concerning the State Budget for the Biennium Ending June 30, 2009, and Making Appropriations Therefor (the “Act”). The Act provides for a two-year state budget totaling $36 billion dollars (‘Budget”) with $17.59 billion in Fiscal Year 2008 (which is an 8.6 % increase), and $18.41 billion in Fiscal Year 2009 (which is a 4 % increase). $136 million of the Budget is dedicated to the “Rainy Day” budget reserve fund.

The Act provides a number of increases. There is a 16% increase in special education excess cost funding for towns. The State will increase aid to communities by $7 million dollars, which will come from the State’s share of slot machine revenues from casinos owned by the Mashantucket Pequot and Mohegan tribes. The Budget also provided for several increases in Medical Reimbursements: 10% for hospitals, 50% for physicians; 40% for clinics; 40% increase for dental and eye care; and 20% for personal care assistants. The Budget also provided for increases in health related services: 3.5% increase in funding for Managed Care Organizations that provide medical coverage for children from needy families under the State’s HUSKY Plan; 3% increase in funding for nursing homes and nonprofit group home providers in the first year of the two-year budget only; 3% increase in funding for home care for elderly persons who continue to live at home rather than being hospitalized in nursing homes; $20 million increase in funding for dentists who provide dental care to children from low-income families under the HUSKY dental plan; $4.5 million increase in funding for federally qualified health clinics; and $30 million increases in funding for the distressed hospitals pool.

In addition, the Act contains the largest increase in Connecticut’s history for education funding — $261 million over two years. Of the money dedicated towards education, $24 million will be directed to Independent College Student Grants, and $300 million of state surplus funds set aside for the Teachers’ Retirement Fund.

The Budget also provided for several increases in taxes. The Cigarette Tax increase is expected to result in a General Find revenue gain of $86.4 million and $82.8 million in fiscal years 2008 and 2009 respectively. The Real Estate Conveyance Tax extends the 0.25% municipal real estate conveyance tax (which was scheduled to drop from 0.25% to 0.11% on July 1, 2007) until July 1, 2008, which will result in a one-time municipal revenue gain of between $40 and $45 million.

The Budget mitigates expected revenue losses with respect to various energy incentives. The Sales Tax Exemption for Energy Efficient Appliances, which provides for sales tax exemption for household appliances, has been shortened from June 30, 2008 until September 30, 2007. This earlier termination dates is expected to result in a $7.0 million revenue loss, instead of the expected $22.7 million loss. In addition, the $10 million cap on the Fuel Oil Conservation Program, which requires the establishment of fuel oil conservation programs, has been reduced to $5 million stating in Fiscal Year 2010.

The Budget also provides that $85 million from the projected General Fund for the fiscal year 2007 surplus will defease State rate reduction bonds that mature after December 30, 2007.

State Debt

Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters.

Types of State Debt. Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable

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from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from the specified revenues and other funds, which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Statutory Authorization and Security Provisions for State Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of February 1, 2007, there was $9.685 billion of direct general obligation bond indebtedness outstanding.

There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Statutory Debt Limit for State Direct General Obligation Debt. Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amounts of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, certain items are excluded or deducted, such as refunded indebtedness and borrowings payable solely from the revenues of a particular project. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above.

Under the Connecticut General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects. As of February 1, 2007, the State’s aggregate indebtedness was below 80% of the statutory debt limit.

Ratings. The State’s most recent tax-exempt general obligation bond issue (December 12, 2007) was rated Aa3 by Moody’s Investors Service, AA by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. and AA by Fitch Ratings. There can be no assurance that these ratings will remain in effect in the future.

Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by special taxes or revenues

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pledged to certain of such funds. In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. These quasi-public agencies are not departments, institutions or agencies of the State. They are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State and whose exercise of authority granted to them is deemed to be the performance of an essential public and governmental function. These organizations provide a wide range of services that might otherwise be provided directly by the State. Among the public authorities are: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority, and the Capital City Economic Development Authority. Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a special capital reserve fund for which the State has limited contingent liability. The State has also undertaken certain limited or contingent liabilities to assist municipalities. The State has made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service loans to finance child care facilities and has certain other contingent liabilities for future payments.

Litigation

The State, its officers and employees, are defendants in numerous lawsuits, many of which normally occur in government operations. The final outcomes of most of these legal proceedings are not, in the opinion of the Attorney General, either individually or in the aggregate likely to have a material adverse impact on the State’s financial position. There are, however, several legal proceedings which, if decided adversely against the State either individually or in the aggregate may require the State to make material future expenditures or may impair revenue resources. It is neither possible to determine the outcome of these proceedings nor to estimate the possible effects adverse decisions may have on the future revenue sources of the State.

Local Government Debt

General. Numerous governmental units, including cities, towns and special taxing districts, issue general obligation bonds backed by their taxing power. Under the Connecticut General Statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income taxable at limited amounts. Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category

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times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

	Debt Category	Multiple
(i)	all debt other than urban renewal projects, water pollution control projects, school building projects and funding of an unfunded past benefit obligation	2 1/4
(ii)	urban renewal projects	3 1/4
(iii)	water pollution control projects	3 3/4
(iv)	school building projects	4 1/2
(v)	funding of an unfunded past pension benefit obligation	3
(vi)	total debt, including (i), (ii), (iii), (iv) and (v) above	7

Massachusetts

Columbia Massachusetts Municipal Reserves’ ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund’s shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states, although this risk is low for a money market fund. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer’s ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The following section relates specifically to New York Tax-Exempt Reserves. The information about New York State (the “State”) and its municipalities, including, in particular, New York City (the “City”), constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all conditions that may adversely affect issuers of New York municipal bonds. This summary derives from official statements used in connection with the preparation of State and City budgets and the issuance of municipal bonds by the State, the City and other municipalities, from the official updates to such statements, and from other publicly available documents.

We have not independently verified this information and assume no responsibility for its completeness or accuracy.

The following synopsis does not include all of the information pertaining to the budget, receipts and disbursements of the State or the City that would ordinarily be included in State- or City-issued public documents, such as an official statement prepared in connection with the issuance of State general obligations bonds. Such official statements, and any related updates or supplements, are available by request from the State budget office or at websites maintained by State and City agencies.

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New York State Economy — Special Considerations

For the first half of calendar year 2007, the State economy was expanding, supported by above-trend national growth rates. Since then, the State has felt the effects of the national economic slowdown in the form of lower State growth rates than the State Division of the Budget’s (the “DOB”) had initially projected. Forecasts for wages in finance and insurance sectors are less optimistic than previously, taking into account the losses that financial firms affected by the credit dislocation in the subprime housing market posted for the third quarter. Credit market turmoil and declining financial sector profits have had, and will continue to have, a disproportionate effect on the downstate economy. This slowdown is expected to last at least through the end of 2008, according to the November 15, 2007 Update to the Annual Information Statement for the State of New York (the “Information Statement Update”, amending the May 8, 2007 Annual Information Statement, the “Information Statement”). The DOB does not, however, expect the slowdown to turn into a recession.

The national economic forecast affects the State in other ways, as well. For example, higher energy prices and global instability continue to present significant risks to equity market performance. Rising costs of oil may create significant inflationary pressure on prices for other goods and services. Inflation and interest rates that are higher than the national average currently challenge, and will continue to challenge, the State’s ability to balance its budget in the upcoming year.

In addition to the risks associated with the national economic forecast, there are also risks specific to the State economy. The City is the nation’s leading center of banking and finance. As a result, the banking and finance sectors are far more important to the economic well-being of New York State than that of other states or the nation as a whole. And given that Wall Street bonuses comprise a large component of the State’s personal income tax collections, weaker-than-expected financial market performance will result in less growth in revenue from bonus payments this fiscal year, the DOB anticipates.

Finally, national and State officials continue to warn of the possibility of additional terrorist attacks. The State is especially vulnerable due to its high visibility symbolic targets, as well as its concentration of wealth and population.

Many other complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s financial planning. These forces may impact the State unpredictably from fiscal year to fiscal year and are, in turn, impacted by governments, institutions, and events that are not subject to the State’s control. The State’s budget is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of changes in the national and State economies.

New York State Budgetary Outlook

The State’s current fiscal year began on April 1, 2007 and ends on March 31, 2008 (“State Fiscal 2007-08”, and each such April 1 to March 31 cycle a “State Fiscal Year”). For the third consecutive year, the Governor and the State Legislature enacted an on-time budget for State Fiscal 2007-08 (the “Enacted Budget”). The DOB is responsible for preparing the State Fiscal 2007-08 Enacted Budget Financial Plan (the “Enacted Plan”), evidencing the actions of the Legislature and Governor of the State through April 1, 2007. The DOB also issues an updated financial plan, this year published on October 30, 2007 (the “Updated Plan”), which includes updated estimates for State Fiscal 2007-08, and projections for State Fiscal 2008-09 through State Fiscal 2010-11.

The Enacted Plan and Updated Plan contain estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are premised upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, changes in federal law and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Plan.

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The State accounts for income and spending by fund where the activity takes place (such as the General Fund and All Governmental Funds), and purpose (such as state operations). The General Fund receives the largest portion of State tax revenue and all income not earmarked for a particular program or activity. It is used to account for all financial transactions except those that State law mandates separate accounting for in a specialized fund. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. Since the State Constitution requires the General Fund to be balanced on a cash basis, the Enacted and Updated Plans focus discussion and analysis on the General Fund.

The All Governmental Funds category covers activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. Estimates for the All Governmental Funds pool State funds and federal grants across the four fund types, providing the most comprehensive view of the State’s finances. They exclude Fiduciary, Internal Services and Enterprise Funds.

Overview. The Updated Plan does not revise the Enacted Plan’s projection of a balanced General Fund budget in State Fiscal 2007-08. The DOB has, however, increased its estimate of the General Fund current services budget gap from $3.6 billion to $4.3 billion in State Fiscal 2008-09, and projects a $6.2 billion budget gap in State Fiscal 2009-10. The revised numbers take into account downward revisions in forecasted General Fund tax revenues. These revenues are expected to be down by $700 million from those predicted in the Information Statement, for the current State Fiscal Year by $800 million for State Fiscal 2008-09, and by $1 billion for State Fiscal 2009-10.

At the same time, certain expenditures have increased. Expenditures for employee pensions have increased because of obligations to satisfy settlements reached in State collective bargaining efforts earlier in the State Fiscal Year. Compliance with increased court-ordered funding for the City’s public schools due to the 1995 decision in Campaign for Fiscal Equity, Inc. et al, Supreme Court New York County (the “CFE Case”) will also add to State expenditures in the coming years. That judgment requires additional commitments to capital and operating expenses of school districts.

The DOB has also revised All Governmental Funds receipt estimates for the current State Fiscal Year downward by $1.1 million to $117 billion from earlier Enacted Plan projections reported in the Information Statement. Total projected All Governmental Funds receipts for the current State Fiscal Year, however, still represent an increase of $4.8 billion, or 4.3%, above State Fiscal 2006-07 results. The DOB expects receipts to continue rising in State Fiscal 2008-09 to $122 billion, but remain relatively flat at $126 billion in State Fiscal 2009-10.

In parallel with national trends, the downward revision in projected revenues from earlier in the State Fiscal Year reflects weaker-than-expected performance on Wall Street resulting from an ailing subprime mortgage market and the associated slowdown in the housing sector. The Information Statement Update notes that it has become increasingly apparent that a troubled housing market will have a significant negative impact on the New York State economy.

To help balance future budgets, the Enacted Plan established a flexible reserve fund, as it has in prior years, with the projected set-aside amount for the flexible reserve fund initially projected to be $1.2 billion this year. The Updated Plan now anticipates allocating this flexible reserve amount to guard against likely multi-year risks, including collective bargaining costs.

General Fund. Earlier this fiscal year, the DOB projected that the State would end State Fiscal 2007-08 with a General Fund balance of $3.0 billion. The Updated Information Statement now projects a year-end balance of $2.8 billion, a downward revision of about $283 million. This $283 million difference reflects the planned use of the $250 million Debt Reduction Reserve and $33 million from prior year reserves to factor in a downward adjustment of revenue forecasts by $609 million and cost increases of $580 million.

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Looking ahead to State Fiscal 2008-09 and 2009-10, General Fund revenue forecasts have been revised down by $602 million and $863 million, respectively. State Fiscal 2008-09 revenue declines, however, are partially offset by $385 million in lower spending, while two years out, lower projected revenues will be partly offset by $464 million less in spending. The anticipated budget in each of these two State Fiscal Years has been revised to set aside $405 million of existing reserves to guard against likely multi-year risks, rather than using them to lower the current-services budget gaps as originally planned for in the Enacted Plan. Current estimates do not incorporate any new proposals to control spending that are likely to be part of any balanced budget submission in State Fiscal 2008-09 and future years.

Lower expected revenues primarily reflect slower growth in tax receipts as a result of a less active financial sector; legislative changes, including increased State payments to public housing authorities and other changes; and delays in the collection of certain taxes. The Updated Plan projects that in the present State Fiscal Year, net personal income tax (“PIT”) collections for the General Fund will be down $243 million to $22.7 billion from the prior year. They are, however, expected to increase by $1.244 billion to $23.9 billion in the coming State Fiscal Year, and again by $2.5 billion to $25.5 billion in State Fiscal 2009-10.

Downward revisions in spending principally result from lower-than-projected Medicaid expenditures by $556 million in State Fiscal 2007-08, due to lower caseload and service use, as well as from delayed federal implementation of new initiatives and rate changes that call for increased State payments to hospitals and nursing homes. In out-years, the DOB expects Medicaid expenditures to be $631 million less than previously projected in State Fiscal 2008-09 and $862 million less in State Fiscal 2009-10.

Lower spending also results from $54 million less in projected spending relating to the City University of New York in State Fiscal 2007-08, the Updated Plan reports. The DOB expects the two coming years, however, to see spending of $85 million and $93 million more than initially projected, respectively. And general state charges allocated for pension and insurance are expected to decline as a result of lower State contribution rates from 9.6% in the current State Fiscal Year and 9.2% in the coming two State Fiscal Years, to 9.0% in each of these years.

Partially offsetting these savings, General Fund payments for school aid claims are expected to increase by $74 million, $252 million and $312 million in this and the coming two State Fiscal Years. Increased projected costs are the result of lower-than-expected lottery and gambling revenues.

General Fund disbursements are expected to total $53.7 billion in the current State Fiscal Year, rising to $59.2 billion in State Fiscal 2008-09 and to $63.8 billion in State Fiscal 2009-10. These disbursements fall into four areas, listed here in decreasing order of magnitude: grants to local governments, state operations, general state charges, and transfers to other funds. Grants to local governments, by far the largest category of disbursement, include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Projected grant amounts for the current State Fiscal Year are $36.8 billion, increasing to $41.3 billion in State Fiscal 2008-09, and to $45.2 billion in State Fiscal 2009-10. The largest areas of disbursement are in moneys spent on school aid, Medicaid, and Medicaid takeover initiatives.

State operations are the second largest category of disbursement, totaling $9.6 billion in State Fiscal 2007-08 and increasing to $10.0 billion and $10.4 billion in the next two State Fiscal Years. State operations account for the cost of running the executive, legislative, and judicial branches of government - for instance costs of increasing the number of full-time judges, of filling vacant public health positions, and for maintain inmates at correctional facilities. Personal service costs (e.g., State employee payroll) comprise two-thirds of State operations spending. The remaining one-third represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

General state charges are projected to total $4.5 billion in the current State Fiscal Year and increase to $4.8 billion and $5.0 billion in the coming State Fiscal Years. General State charges account for the costs of providing

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fringe benefits to State employees and retirees of the executive, legislative and judicial branches as well as fixed costs for taxes on public lands and litigation costs. These benefits include pensions and health insurance, among other things. The annual increase in General State charges is due mostly to rising costs of employee health benefits and higher costs related to employer pension contributions.

Finally, transfers to other funds, including for debt service and capital projects, are currently expected to be $2.8 billion, $3.0 billion and $3.1 billion in this and the coming two State Fiscal Years.

Of the General Fund’s current projected $2.8 billion balance for State Fiscal 2007-08, $1.0 billion is allocated to the Tax Stabilization Reserve Fund, $175 million to the new Rainy Day Reserve (together with the Tax Stabilization Reserve Fund, the “Rainy Day Reserve”), $1.2 billion in the Fiscal Stability Reserve, $350 million in the Community Projects Fund and $21 million in the Contingency Reserve Fund. Where the Enacted Plan had allocated $250 million for debt reduction, however, the Updated Plan allocates none. The $250 million is now being used to fund higher costs.

The State’s new Rainy Day Reserve is balanced at its statutory maximum of 2%. When combined with the existing Tax Stabilization Reserve, the State’s Rainy Day Reserve authorization totals 5%. Aside from the amounts noted above, the Updated Plan does not set aside specific reserves to cover potential costs that could materialize as a result of federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

All Governmental Funds. The Updated Plan projects that All Governmental Funds receipts for State Fiscal 2007-08 will total $117.3 billion, down from $119.5 billion forecasted in the Enacted Plan. The updated figure still accounts for a $4.9 billion increase over State Fiscal 2006-07 collections, however. The increase reflects growth in tax receipts of $2.0 billion, federal grants of $437 million, and miscellaneous receipts of $2.3 billion. Tax receipt growth is largely attributable to growth in net PIT collections. In the current State Fiscal Year, All Governmental Funds will be up by $2.0 billion to $36.6 billion from the prior year, and expected to rise even further by $2.5 billion to $39.1 billion in State Fiscal 2008-09, and by $2.7 billion to $41.7 billion in State Fiscal 2009-10.

All Governmental Funds disbursements for State Fiscal 2007-08 are now projected to total $118.6 billion, down from the earlier projection of $120.7 billion. The Updated Plan reports that annual spending growth from State Fiscal 2006-07 will be approximately 5.2%, down from earlier estimates of 5.7%.

Reserves and Risks. The State’s General Fund reserves totaled $3.26 billion at the end of State Fiscal 2006-07, with nearly $1 billion in undesignated reserves available for use on unforeseen contingencies and $2.3 billion designated for subsequent use. By current estimates, reserves are expected to total $2.8 billion at the end of State Fiscal 2007-08, down from earlier projections of $3.0 billion. Of this amount, $1.5 billion is designated for future use and $1.2 billion is for undesignated reserves. The $1.5 billion of reserves designated for future use includes $1.2 billion in the Fiscal Stability Reserve and $350 million to fund existing member item programs from the Community Projects Fund. The $250 million previously tagged for debt reduction in State Fiscal 2007-08 has been reallocated to offset higher costs.

The more than $1.2 billion of undesignated reserves includes $175 million in the Rainy Day Reserve and $21 million in the Contingency Reserve for litigation risks. The Rainy Day Reserve is currently at its statutory maximum balance of 5%, and can be used only to respond to unforeseen year-end deficits, economic downturns or catastrophic events. Aside from the reserves noted above, the State Fiscal 2007-08 Enacted Plan does not set aside specific reserves to cover potential costs that may materialize from federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

As the nation’s financial capital, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. This risk would become amplified should the Federal Reserve Bank

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overshoot its interest rate target. The impact of rising rates on the State’s housing sector also poses a risk. Should the State’s real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. The risk of another attack on New York City could once again plunge the State economy into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecast. Higher energy costs and the potential impact on inflation, combined with a tightening labor market, raise the probability that the Federal Reserve will tighten interest rates even further. These effects could ripple through the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, or there is an even stronger upturn in stock prices and in mergers and acquisitions and other Wall Street activities, higher-than-projected wage and bonuses growth could result.

After passage of the Enacted Budget, school districts may submit additional State claims for payment in the September following the close of such school year. In some cases, these additional claims have significantly increased the State’s liability on a school year basis. Recent updates to database systems used by the public school system increased the State’s liability for School Aid by $222 million for the State Fiscal 2006-07 school year, $161 million for State Fiscal 2005-06 school year and $119 million for State Fiscal 2004-05 school year, the vast majority of which was for New York City. If school districts — particularly New York City — continue to submit additional claims after enactment of the 2007-08 Enacted Budget, the State will have an increased financial obligation beyond that currently reflected in the Enacted Plan.

On January 18, 2007, the Centers for Medicare & Medicaid Services (“CMS”) issued a proposed rule that, if implemented, would significantly curtail federal Medicaid funding to public hospitals, including New York City’s Health and Hospital Corporation (“HHC”), institutions and programs operated by both the State Office of Mental Retardation and Developmental Disabilities and those operated by the State Office of Mental Health. The proposed rule seeks to restrict State access to federal Medicaid resources. The proposed provision replacing prospective reimbursement with cost-based methodologies would have the most significant impact on New York’s health care system. The rule has not yet taken effect. It is estimated that the rule could result in the loss of $350 million annually in federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. The states affected by the regulations are expected to challenge the rule adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. In recent years, Congress has rejected similar proposals in the President’s budget.

The Medicaid program provides health care for low-income individuals, long-term care for the elderly and services for the disabled, primarily through payments to health care providers. Medicaid costs currently represent approximately 40% of All Governmental Funds spending. The 2005-06 Enacted Budget placed all spending related to the Health Care Reform Act (“HCRA”) on budget. The Enacted 2007-08 Enacted Budget extends HCRA authorization to March 31, 2008 and includes savings actions totaling roughly $150 million in State Fiscal 2007-08. Extensions and modifications of HCRA since its establishment in 1996 have initiated new health care programs including FHP, and Healthy New York, a program to help small employers and sole proprietors provide healthcare for their employees. HCRA reforms have also led to additional funding for the expansion of existing programs such as Child Health Plus (“CHP”) program. Spending levels in major entitlement programs such as CHP, FHP and the Elderly Pharmaceutical Insurance Coverage have increased, putting added pressure on recurring revenues to keep pace with rising demands.

In addition to the CFE Case, other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties as well as claims involving the adequacy of shelter allowances for families on public assistance. The claims seek a range of court action including monetary damages and ejectment with regard to claims of ownership of certain land. Settlement agreements for certain claims have been entered into by some of the Indian nations. Passage of State and federal legislation is required for such settlement agreements to become effective. No legislation is currently pending.

The federal government is currently conducting six audits of aspects of New York State School Supportive Health Services program with regard to Medicaid reimbursements that cover $1.4 billion in claims submitted

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between 1990 and 2001. To date, the Office of the Inspector General of the United States Department of Health and Human Services has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that CMS disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services and $96 million of the $123 million for New York City Transportation Services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, federal regulations do include an appeals process that could postpone repayment of any disallowances.

New York City

New York City, with a population of approximately 8 million, is an international center of business and culture. The City has a highly diversified economic base. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Apparel and printing account for the bulk of manufacturing activity. As a major hub and focal point for international business, the City serves as headquarters to many major, multinational corporations with extensive foreign operations. Additionally, the City is the nation’s leading tourist destination.

Economic activity in the City has gone through periods of growth and recession and such periods can be expected to continue in the future. The City experienced a recession in the early 1970s through the middle of the decade and then a period of expansion in the late 1970s through the late 1980s. A second recession followed in the early 1990s, followed again by economic expansion that continued through 2001. The City experienced a large scale economic slowdown that began in late 2001 in the aftermath of the September 11 attacks on the World Trade Center and that coincided with the national economic recession and downturn in the securities industry. Most recently, the economic momentum that the City experienced for the past three years has slowed, and is expected to continue slowing, as a result of the financial credit crunch that began in mid-2007.

The City’s fiscal health is affected by the fiscal health of the State, since the City continues to receive significant financial assistance from the State for its normal operations. State aid contributes to the City’s ability to balance its budget and meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected or that any such delays or reductions will not adversely impact the City’s cash flow or expenditures.

The City may also be affected by the issuance of debt, both by itself and by certain other entities, for the benefit of the City, while at the federal level, budget negotiation processes could result in reductions or delays in the receipt of federal grants. Such delays would have additional adverse effects on the City’s cash flow or revenues.

The City Financial Plan reported that for each of the 1981-2007 City fiscal years, the City’s General Fund has had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, as reported in accordance with generally accepted accounting principles (“GAAP”), after discretionary and other transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. The practice of balancing the budget one year at a time only works as long as the surplus lasts. There can be no assurance that the City will be able to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs. Either an increase in taxes or a reduction in City services could adversely affect the City’s economic base.

City fiscal years end on June 30th and are referenced by the calendar year when the fiscal year ends. The Mayor first submits a preliminary budget in January and then the executive budget in late April or early May.

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Following debate by the City Council, relevant laws require that the budget be adopted by June 30th of each year. The City must prepare a four-year annual financial plan and submit it to the Financial Control Board in January or February of each year (the annual financial plan submitted in February 2007, the “City Financial Plan”). The City Financial Plan covers financial activity by the City and certain entities that receive funds from the City. The plan reflects changes resulting from the City’s expense and capital budgets for City fiscal year ended June 30, 2008 (“City Fiscal 2008”), which were adopted on June 30, 2007. Each year’s financial plan includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps. Finally, the City must also prepare a comprehensive annual financial report each October describing its most recent fiscal year and making any necessary modifications to the City Financial Plan (the October 2007 report, the “Updated City Financial Plan”).

According to the Review of the Financial Plan of the City of New York dated December 2007 (the “Review”), the economic outlook for the City is significantly weaker than reviews had anticipated earlier in the fiscal year, largely as a result of ongoing turmoil in the credit and housing markets, and their impact on the financial sector. The Review identifies the greatest risks to the City’s economy as a sustained downturn on Wall Street and a housing-induced recession. Further deterioration in the housing market could cause consumers, who already face pressure from continuing high energy prices, to cut back on spending, which accounts for two-thirds of the national economy. Additional risks to the City’s sustained economic growth include high consumer and business debt levels, widening federal budget and trade deficits and the declining value of the United States dollar. The weak U.S. dollar has made imported goods more expensive, though it has also, on the other hand, benefited the City’s tourism and hotel industries.

In keeping with the Review’s more pessimistic economic outlook, the Updated City Financial Plan indicates that the City drew down $296 million in reserves to maintain balance in the current year. Additionally, the budget gap for City fiscal year ending June 30, 2009 (“City Fiscal 2009”) is now projected to grow by $1.2 billion, to $2.7 billion, while that for City fiscal year ending June 30, 2010 (“City Fiscal 2010”) has widened by $1.4 billion, to $4.8 billion. By 2011, the Updated City Financial Plan indicates that the budget gap will be nearly equal to those at the nadir of the recession the City experienced after the World Trade Center attacks.

These numbers have been revised to account for higher collective bargaining costs than the City Financial Plan had initially anticipated. While the City has reached new labor agreements with most of the municipal workforce as part of the current round of bargaining, the Patrolmen’s Benevolent Association is currently seeking larger wage increases than those provided to other uniformed workers through arbitration. The City’s recent agreements with other uniformed unions include side letter agreements permitting the unions to reopen negotiations if another uniformed union receives larger wage increases through collective bargaining or arbitration.

These increased budget-gap estimates also assume that local and national economies will slow, but avert recession, and that the City’s residential real estate market will weaken, but not collapse.

The City derives its revenues from various local taxes, user charges and miscellaneous revenues as well as federal and State unrestricted and categorical grants. Tax collections are still likely to exceed City’s estimates in the current fiscal year based on the strength of year-to-date collections, according to the Review. Looking ahead to future years, however, the Updated City Financial Plan projects that tax collections will decline by $2 billion, or 5.3% in City Fiscal 2008. Approximately $1.3 billion of that decline is due to tax cuts approved before the problems in the credit markets were apparent, but a significant portion reflects the anticipated change in the City’s economic outlook. The Updated City Financial Plan predicts that tax revenues will increase by 0.4% in City Fiscal 2009, assuming continued strength in real property tax collections and the real estate market, more generally.

The Updated City Financial Plan now anticipates that total revenue in City Fiscal 2008 will be $41.1 billion, down from the City Financial Plan’s original projection of $59 billion. The adjusted total includes anticipated tax

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receipts of $36.5 billion, miscellaneous revenues of $4.3 billion, and unrestricted intergovernmental aid (from State and federal sources) of $340 million. Revenues in City Fiscal 2009 are expected to decrease from City Fiscal 2008, with total revenue projected to be $40.8 (down from the initial projection of $58 billion). Total tax receipts are expected to be $36.6 billion, while miscellaneous revenues are expected to decline to $3.8 billion and unrestricted intergovernmental aid is expected to remain steady at $340million.

The City Financial Plan assumed (and the Updated City Financial Plan does not revise the assumption) that the federal government will take actions to result in $100 million in funding for New York City in City Fiscal 2008. However, the City Financial Plan also noted that assistance will be counterbalanced by State actions that would adversely impact other parts of the City’s budget by $691 million over the next two years (mostly through the elimination of revenue sharing payments to the City). For example, the City Financial Plan assumed that federal education aid would grow by $20 million in City Fiscal 2007, and will grow by $55 million in City Fiscal 2008 and $102 million in City Fiscal 2009, to fund the cost of wage increases in federally-funded programs. In the event of a shortfall, the City could provide additional funding or cut back service levels. The federal government has, however, acted to reduce funding to a number of programs, and the State and the City could come under pressure to compensate for these reductions. The federal budget also reduces or does not increase grants that comprise a large portion of the City’s annual federal aid, such as Title I education aide, special education grants, community development block grants and federal funds for criminal justice programs.

The anticipated revenue levels set forth in the Updated City Financial Plan take into account a decline in Wall Street profits from $20.9 billion in 2006 to $14.8 billion in 2007 and to $12.7 billion in 2008 (nearly 40% less than the 2006 level) and in other City-based financial institutions, including banks and insurance companies. In subsequent years, however, tax collections will likely be weaker than previously anticipated, even on the assumption that the State will restore revenue sharing payments to the City. Tax collections are projected to remain flat in City Fiscal 2009.

To counter declining revenues, the Review notes that the Mayor has instructed City agencies to prepare cost-reduction initiatives totaling $500 million in City Fiscal 2008 for inclusion in the January 2008 financial plan. City agencies are expected to reduce planned spending by $1 billion annually in future years.

The City’s employment data has not yet begun to reflect the impact of problems in the financial sector, but overall job growth has begun to slow. The pace of job growth is expected to slow even further during 2008 as layoffs in the financial sector affect other parts of the economy. Even assuming that education and health care sectors remain strong, the Updated City Financial Plan projects a net gain of only 12,100 jobs in 2008.

As of December 2007, the City’s real estate market has remained far more resilient those in other parts of the country. Manhattan’s residential real estate market continued to grow throughout 2007, though at a slower rate, with average prices of cooperatives and condominiums continuing to rise. Residential markets in the outer boroughs, on the other hand, have begun to weaken, with flat or declining sale prices and a dramatic increase in foreclosures, but to lesser extent than in other parts of the country.

On the other side of the equation, City-funded expenditures for City Fiscal 2008 are now projected to increase by 5.6% over City Fiscal 2007, more than twice the projected local inflation rate. These figures have, however, been revised down from an earlier-projected increase of 5.9%, representing three times the projected rate of inflation. The relatively rapid rate of growth comes on top of an 8.6% increase in City Fiscal 2007, a figure that reflects rising costs of debt service, Medicaid, pensions, and other employee benefits, a $1.5 billion contribution to the Retiree Health Benefits Trust Fund, and retirement of $1.3 billion in outstanding debt. Overall spending is forecasted to increase by 4.8% annually in City Fiscal 2009 and 2010, to total $45.4 and $47.8 billion, respectively. Nondiscretionary spending, including for pensions, debt service, Medicaid, and employee health insurance benefits, is projected to consume an increasing share of City revenues in coming years.

More specifically, the Review expects spending to be driven primarily by an 11.2% increase in costs for salaries and wages, to $12.1 billion, in the current City Fiscal year, and by 8% in City Fiscal 2009 and 2010, to

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reflect the cost of actual and anticipated labor agreements. Figures also take into account anticipated increased costs of overtime in the uniformed agencies, high medical absence rates, difficulty in recruiting officers to the Police and Correction departments, and the continued threat of terrorism in this and the coming two City Fiscal years. Contributing to the upward trend in expenditures is a projected 18.6% increase for pension contributions, to $5.6 billion, in the current fiscal year, as a result of shortfalls in investment earnings, increased benefits, and demographic changes. Pension expenditures are expected to rise more slowly, to $6.1 billion in City Fiscal 2009 and hold relatively steady in City Fiscal 2010, according to the Review. Fringe benefits associated with health insurance premiums and planned staff additions are expected to increase by 9.5%, to $5.6 billion, in City Fiscal 2008, and rise to $5.9 billion and $6.2 billion, respectively, in the two out-years, after.

Despite State law caps on the local share of Medicaid at 3%, the City expects an 11.8% increase in expenditures for Medicaid, to $5.6 billion, in the current City Fiscal year. The numbers reflect City funding for the Health and Hospitals Corporation, a semi-autonomous agency. City Fiscal 2009 will see a slight decrease to $5.5 billion, the Review reports, but edge back up to near current spending levels in City Fiscal 2010.

Recent estimates project that the cost of judgments and claims will grow from $635 million in City Fiscal 2008 to $688 million in City Fiscal 2009 and $738 million in City Fiscal 2010.

Other Issues

The Review identifies the following, additional issues that may have a fiscal impact on the City during the financial plan period:

Rising Debt Burden. Debt service funded directly through the City’s operating budget, or with funds that would have otherwise benefited the operating budget, is expected to increase by 26% from $4.8 billion in City Fiscal 2008 to $6.1 billion in City Fiscal 2011. Except for those of the Municipal Water Finance Authority, City-funded capital commitments are expected to rise from $4.6 billion in City Fiscal 2007 to $8.3 billion in City Fiscal 2008, a record 71% increase. Commitments from City Fiscal 2008 to 2011 are expected to total $27.1 billion, an increase of 63% from the previous four-year period.

Education. The City Financial Plan initially allocated $6.79 billion in City funds to the Department of Education for City Fiscal 2008. The City could reduce its spending on education by $316 million in City Fiscal 2009 and $63 million in City Fiscal 2010, under a state law that allows the City to reduce contributions to the Department of Education by an equal or lower percentage in the following year, if revenues decline. It is not clear, however, whether reductions of this nature would violate the City and State’s commitments to increase funding pursuant to the 2006 New York State Court of Appeals decision in the Campaign for Fiscal Equity lawsuit.

Public Authorities. Certain City-related public authorities administer projects that may affect the City’s finances during the financial plan period. These projects include the Lower Manhattan Redevelopment Project (the “Lower Manhattan Project”) and the West Side Development Project (the “West Side Project”).

As part of the Lower Manhattan Project, the City entered into an agreement for the construction of the Freedom Tower and Tower 5 in November 2006. Although the original projected budget allocated $2.5 billion for the construction, the Port Authority of New York and New Jersey now estimates that costs will total $3 billion. Similarly, construction of a new Port Authority Trans-Hudson train station was originally estimated to cost $2.2 billion, but recent news reports suggest that project expenses will run closer to $3 billion.

The West Side Project plans, among other things, to extend the No. 7 subway line from Times Square to 11th Avenue along 34th Street. The Metropolitan Transportation Authority (the “MTA”) intends to fund the extension through the Hudson Yards Infrastructure Corporation’s (“HYIC”) issuance of $2.1 billion in bonds, by current estimates.

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Given that the cost of large construction projects in the City have been growing at a faster rate than previously expected, however, there are likely to be cost overruns. The City, MTA and HYIC have not agreed on who will fund cost overruns as among the parties, but HYIC is authorized to issue up to $3.5 billion in bonds. HYIC will incur the related debt service in City fiscal year 2008; the project is not expected to generate enough revenue to cover the debt service until after City Fiscal 2008.

MTA. The Review reports that as of December 2007, the MTA projects a surplus of $521 million for 2007, $203 million more than projected in July, when the MTA proposed raising fares and tolls by 6.5% in early 2008 to help close projected budget gaps. Debt service, the major factor behind the projected gaps, is expected to increase by 50% from $1.3 billion in 2006 to $2.0 billion in 2011.

The Governor and MTA officials have declared their intention to use the surplus to delay increasing base subway and bus fares, and to limit the overall increase in fares and tolls to 3.85% in 2008. The Governor has, additionally, committed $300 million in 2010 to help the MTA close the budget gap projected for that year.

Health and Hospitals Corporation. In July 2006, the Health and Hospitals Corporation (the “HHC”) projected that annual budget gaps, on an accrual basis, would approach $1 billion in City Fiscal 2007 through 2010. Due, in part, to City and State’s efforts to help the HHC obtain supplemental federal Medicaid reimbursements, however, HHC was able to end City Fiscal 2007 with an accrual surplus of $427 million and cash reserves of $1.2 billion. These cash reserves are expected to be cover expenses through City Fiscal 2011.

Federal reimbursements to HHC may be in jeopardy. Certain administrative rules have been promulgated that would reduce these supplemental payments and funding for graduate medical education. Congress delayed these rules to take effect in May 2008. Other proposed administrative changes would limit supplemental payments for outpatient services. HHC stands to lose $450 million per year unless Congress intervenes.

Off Track Betting Corporation. In City Fiscal 2007, the New York City Off-Track Betting Corporation (“OTB”) failed to make all statutorily mandated payments to the City, State and racing industry. It anticipates running out of cash by June 2008 if it does make these payments. It has accrued, but not paid, $11 million in disputed payments to the Yonkers Raceway, and $12 million in distributions to the racing industry through September 2007. Independent auditors have questioned the OTB’s ongoing viability.

Litigation. Both New York State and New York City are currently defendants in, or may otherwise be affected by, a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims can not be predicted, adverse determinations in certain number of them could have a material adverse effect upon the State and City’s ability to carry out their respective financial plans.

The United Federation of Teachers Pension Litigation (“UFT Litigation”), Davis v. Kentucky, and World Trade Center Litigation are three of the more fiscally noteworthy matters. The UFT Litigation began in 2005 after the United Federation of Teachers (“UFT”) filed suit against the City and the Teachers’ Retirement System, alleging that certain retirees were not receiving all of the benefits to which they were entitled. The City agreed to supplement retirement benefits for the affected group on October 17, 2007, for a total of $160 million. The matter of pay-out has not yet been determined, but the Review notes that the City will probably amortize the $160 million cost over a 10 year period.

The United States Supreme Court heard oral arguments for Davis v. Kentucky on November 5, 2007. That case brings into question whether the dormant commerce clause of the U.S. Constitution prohibits states from exempting interest on municipal bonds issued by the state, its localities, and its authorities from state income tax, though they tax interest on bonds from other states. If the United States Supreme Court determines that such tax exemptions are unconstitutional, the State and City may experience higher borrowing costs, as their bonds would no longer receive preferential tax treatment over those issued by other sates or localities outside of New York. They may also be subject to claims for tax refunds.

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Oral arguments for the World Trade Center litigation began in October 2007, involving 4,400 legal claims against the City and City contractors alleging respiratory and other injuries from exposure to the World Trade Center dust and debris after the September 11, 2001 attacks. The Mayor and plaintiff attorneys have expressed interest in discussing a potential settlement. In the meantime, a decision is pending. The Mayor has asked Congress to indemnify the City and its contractors for liabilities.

Accounting Standards. The Federal Governmental Accounting Standards Board’s Statement No. 49 (“GASB 49”) becomes effective for the City on July 1, 2008, affecting the accounting treatment of pollution remediation costs. The City’s capital budget currently includes many of these costs and finances them through the issuance of bonds. Once GASB 49 takes effect, these costs may no longer be financed through bond issuances. The City predicts that GASB 49 could result in additional budget costs of approximately $500 million, annually.

Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, “moral obligation” bonds, lease debt, appropriation debt and notes is higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State’s credit rating has historically been upgraded and downgraded much more frequently than that of most other states.

The combined State and local taxes levied on residents of the State, and particularly on residents of the City, are among the highest in the country. This may limit the ability of the State and its localities to raise additional revenue by raising taxes. In addition, combined State and local debt per capita in the State is significantly above the national average. Debt service expenditures have taken an increasing toll on state and local budgets.

The creditworthiness of local State-issued obligations may be unrelated to the creditworthiness of State-issued obligations, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible that investments will be made in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance may not be fully reflected in the projections of the State’s Enacted Plan or Updated Plan for 2007 to 2008 or thereafter.

Finally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on or principal of such securities.

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APPENDIX B

PRO FORMA FINANCIAL STATEMENTS

Introductory Note to Pro Forma Financial Information

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Acquired Fund and the Acquiring Fund included or incorporated herein by reference in the Statement of Additional Information.

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PRO-FORMA COMBINING INVESTMENT PORTFOLIO

As of August 31, 2007 (Unaudited)

		New York Tax-Exempt Money Portfolio		Columbia New York Tax-Exempt Reserves		Columbia New York Tax-Exempt Reserves Pro Forma Combined
		Acquired Fund		Acquiring Fund
	%	Par $	Value $	Par $	Value $	Par $	Value $
Municipal Bonds –	91.2
NEW YORK –	86.0
NY ABN AMRO Munitops Certificates Trust
NYC Muni Water Finance Authority, Series 2004-46
12/15/12 (a)		21,345,000	21,345,000			21,345,000	21,345,000
NY General Obligations, Series 2006-27, Insured: AMBAC (b)
02/01/14 (a)		9,995,000	9,995,000			9,995,000	9,995,000
NY Albany City School Districts
3.750% 10/17/07		5,000,000	5,000,802			5,000,000	5,000,802
NY Albany Industrial Development Agency
Daughters of Sarah Housing Co., Inc., Series 2001 A, LOC: First Niagara Commercial Bank, LOC: KeyBank N.A
3.990% 03/01/31(a)				6,760,000	6,760,000	6,760,000	6,760,000
NY Allegany County Industrial Development Agency
Series 2004 A, LOC: KeyBank N.A.
4.060% 04/01/29(a)				4,725,000	4,725,000	4,725,000	4,725,000
NY Arlington School District
NY Central School Districts
3.750% 11/02/07		5,000,000	5,000,483			5,000,000	5,000,483
NY Battery Park City Authority
Series 2003, LIQ FAC: Citigroup Global Markets
4.030% 11/01/21(a)				5,235,000	5,235,000	5,235,000	5,235,000
NY Bedford School District
NY Central School Districts
3.750% 11/30/07		6,500,000	6,500,909			6,500,000	6,500,909
NY Bethlehem Industrial Development Agency
467 Delaware Avenue LLC, Series 2003 A, AMT, LOC: Hudson River Bank & Trust Co., LOC: FHLB
4.010% 09/01/33(a)				10,900,000	10,900,000	10,900,000	10,900,000
NY Clifton Park Industrial Development Agency
Community School of Naples, Inc., Series 2006, Insured: FHLMC
3.940% 05/01/31(a)				4,405,000	4,405,000	4,405,000	4,405,000
NY Dormitory Authority
Cornell University, Series B, SPA: JPMorgan & Chase
07/01/30 (a)		5,125,000	5,125,000			5,125,000	5,125,000
Non-State Support Debt, LOC: HSBC
07/01/22 (a)		6,535,000	6,535,000			6,535,000	6,535,000
Secondary Issues Eagle, Class A
03/15/37 (a)		12,000,000	12,000,000			12,000,000	12,000,000

	New York Tax-Exempt Money Portfolio		Columbia New York Tax-Exempt Reserves		Columbia New York Tax-Exempt Reserves Pro Forma Combined
	Acquired Fund		Acquiring Fund
	Par $	Value $	Par $	Value $	Par $	Value $
Series 1330, Callable 02/01/15 @ 100 , Insured: FGIC, FHA SPA: Merrill Lynch
02/01/28 (a)	9,930,000	9,930,000			9,930,000	9,930,000
Series 2005 B, LOC: Bayerische Landesbank
3.880% 05/15/39(a)			2,025,000	2,025,000	2,025,000	2,025,000
NY Dutchess County Industrial Development Agency
Marist College, Series 2005 A, LOC: Bank of New York
3.980% 07/01/35(a)			8,610,000	8,610,000	8,610,000	8,610,000
Series 1999 A, LOC: Bank of New York
3.980% 07/01/28(a)			100,000	100,000	100,000	100,000
Trinity Pawling School Corp., Series 2002, LOC: Allied Irish Banks PLC
3.940% 10/01/32(a)			2,410,000	2,410,000	2,410,000	2,410,000
NY East Farmingdale Volunteer Fire Co. Income Revenue
Series 2002, LOC: Citibank N.A.
3.960% 11/01/22(a)			4,335,000	4,335,000	4,335,000	4,335,000
NY East Rochester Housing Authority Revenue
Series 2006 A, LOC: Citizens Bank N.A.
3.930% 12/01/36(a)			5,900,000	5,900,000	5,900,000	5,900,000
NY Edgemont School District
NY Unified Free School District, Greenburgh
3.750% 01/18/08	4,000,000	4,001,772			4,000,000	4,001,772
NY Energy Research & Development Authority
Consolidated Edison Co., Sub-Series A-1, LOC: Wachovia Bank N.A.
05/01/39 (a)	6,600,000	6,600,000			6,600,000	6,600,000
Long Island Lighting Co., Series 1997 A, AMT, LOC: Royal Bank of Scotland
3.950% 12/01/27(a)			7,400,000	7,400,000	7,400,000	7,400,000
NY Environmental Facilities Corp.
Clean Water & Drinking Revenue Bonds, Putters-Series 1372
06/15/14 (a)	7,720,000	7,720,000			7,720,000	7,720,000
Clean Water & Drinking Revenue Bonds, Putters-Series 1165
07/15/33 (a)	11,650,000	11,650,000			11,650,000	11,650,000
Quality G Revenue Bond, Mandatory Put date 12/04/07
11/30/18 (a)	12,000,000	12,000,000			12,000,000	12,000,000
Waste Management of New York LLC, Series 2002 B, AMT, LOC: JPMorgan Chase Bank
3.950% 05/01/19(a)			8,155,000	8,155,000	8,155,000	8,155,000

	New York Tax-Exempt Money Portfolio		Columbia New York Tax-Exempt Reserves		Columbia New York Tax-Exempt Reserves Pro Forma Combined
	Acquired Fund		Acquiring Fund
	Par $	Value $	Par $	Value $	Par $	Value $
NY Erie County Industrial Development Agency
Orchard Park CCRC, Inc., Series 2006 B, LOC: Sovereign Bank FSB, LOC: Citizens Bank of Rhode Island
3.980% 11/15/36(a)			12,000,000	12,000,000	12,000,000	12,000,000
Series 1996, LOC: KeyBank of New York
4.060% 11/01/16(a)			685,000	685,000	685,000	685,000
NY Forest City New Rochelle Revenue Certificates of Trust
FC Washington-Lincoln LLC, Series 2003 C, LOC: Wachovia Bank N.A.
3.990% 06/01/11(a)			15,560,000	15,560,000	15,560,000	15,560,000
NY Great Neck North Water Authority						.
Series 1993 A, Insured: FGIC SPA: State Street Bank & Trust Co.
4.100% 01/01/20(a)	5,400,000	5,400,000	591,000	591,000	5,991,000	5,991,000
NY GS Pool Trust
Series 2006, AMT, LIQ FAC: Goldman Sachs
4.050% 12/01/47(a)			6,623,360	6,623,360	6,623,360	6,623,360
NY Hempstead Town Industrial Development Agency
American REF-Fuel Co., Series 1997, Insured: MBIA
5.000% 12/01/07			5,925,000	5,943,521	5,925,000	5,943,521
NY Herkimer County Industrial Development Agency
Templeton Foundation, Series 2000, LOC: KeyBank N.A.
4.060% 12/01/14(a)			1,970,000	1,970,000	1,970,000	1,970,000
NY Housing Finance Agency
1010 Sixth Associates LLC, Series 2000 A, AMT, Guarantor: FNMA
3.950% 05/15/33(a)			3,150,000	3,150,000	3,150,000	3,150,000
345 East 94th Street Associates LLC, Series 1999 A, AMT, Insured: FHLMC
3.940% 11/01/30(a)			4,000,000	4,000,000	4,000,000	4,000,000
42/9 Residential LLC, Series 2003 A, AMT, Guarantor: FNMA
3.950% 11/15/33(a)			3,225,000	3,225,000	3,225,000	3,225,000
New York State Service Contract Revenue, LOC: Landesbank Hessen-Thuerin
03/15/31 (a)	15,500,000	15,500,000			15,500,000	15,500,000
River Place II LLC, Series 2007 A, AMT, LOC: Bank of New York
3.950% 11/01/41(a)			5,000,000	5,000,000	5,000,000	5,000,000
NY Lehman Municipal Trust Receipts
Series 2007, LIQ FAC: Lehman Liquidity Co.
4.280% 04/15/37(a)			9,535,000	9,535,000	9,535,000	9,535,000
NY Liberty Development Corp.
377 Greenwich LLC, Series 2004, LOC: Wells Fargo Bank N.A.
3.880% 12/01/39(a)			7,030,000	7,030,000	7,030,000	7,030,000
NY Long Island Power Authority
NY Electric System, LOC: Westdeutche Landesbank
05/01/33 (a)	5,000,000	5,000,000			5,000,000	5,000,000

	New York Tax-Exempt Money Portfolio		Columbia New York Tax-Exempt Reserves		Columbia New York Tax-Exempt Reserves Pro Forma Combined
	Acquired Fund		Acquiring Fund
	Par $	Value $	Par $	Value $	Par $	Value $
NY Metropolitan Transportation Authority
Series 848-D
11/15/07 (a)	11,283,000	11,283,000			11,283,000	11,283,000
Series 2003 A, Insured: MBIA, SPA: Citibank N.A.
4.030% 11/15/28(a)			2,700,000	2,700,000	2,700,000	2,700,000
Series 2004 A-1, Insured: CIFG SPA: DEPFA Bank PLC
3.910% 11/01/34(a)			4,000,000	4,000,000	4,000,000	4,000,000
Series 2004 A-3, Insured: XLCA, SPA: DEPFA Bank PLC
3.910% 11/01/34(a)			9,765,000	9,765,000	9,765,000	9,765,000
Series 2005 E-2, LOC: Fortis Bank SA
4.050% 11/01/35(a)			10,600,000	10,600,000	10,600,000	10,600,000
Series 2005 G-2, LOC: BNP Paribas
3.940% 11/01/26(a)			4,500,000	4,500,000	4,500,000	4,500,000
Sub-Series D-2
11/01/32(a)	6,900,000	6,900,000			6,900,000	6,900,000
Sub-Series D-2
11/01/34(a)	7,345,000	7,345,000			7,345,000	7,345,000
Sub-Series E-2, LOC: Fortis Bank	4,100,000	4,100,000			4,100,000	4,100,000
NY Monroe County Industrial Development Agency
DePaul Properties, Inc., Series 2006, LOC: KeyBank N.A.
3.990% 06/01/26(a)			6,695,000	6,695,000	6,695,000	6,695,000
Series 1998, LOC: KeyBank N.A.
4.060% 08/01/18(a)			3,165,000	3,165,000	3,165,000	3,165,000
St. Ann’s Nursing Home Co., Inc., Series 2000, LOC: HSBC Bank USA
3.860% 07/01/30(a)			2,900,000	2,900,000	2,900,000	2,900,000
St. Ann’s Nursing Home for the Aged, Series 2000, LOC: HSBC Bank USA
3.860% 07/01/30(a)			395,000	395,000	395,000	395,000
YMCA Greater Rochester Project,
04/01/31(a)	4,560,000	4,560,000			4,560,000	4,560,000
NY Municipal Securities Trust Certificates
Series 2007 A, Insured: MBIA, LIQ FAC: Branch Banking & Trust
4.000% 10/26/09(a)			10,340,000	10,340,000	10,340,000	10,340,000
NY Nassau County Tobacco Settlement Corp.
Series 2006, SPA: Merrill Lynch Capital Services, GTY AGMT: Merrill Lynch & Co.
4.040% 06/01/46(a)			7,963,000	7,963,000	7,963,000	7,963,000

	New York Tax-Exempt Money Portfolio		Columbia New York Tax-Exempt Reserves		Columbia New York Tax-Exempt Reserves Pro Forma Combined
	Acquired Fund		Acquiring Fund
	Par $	Value $	Par $	Value $	Par $	Value $
NY New Rochelle Municipal Housing Authority
Multi-Family Housing Mortgage Revenue, New Rochelle Sound Shore, Series 2005 A, Guarantor: FNMA
3.880% 12/15/35(a)			1,370,000	1,370,000	1,370,000	1,370,000
NY New York City Housing Development Corp.
Multi-Family Housing, 96th Street Associates LP, Series 1997 A, Guarantor: FNMA
3.940% 11/15/19(a)			8,995,000	8,995,000	8,995,000	8,995,000
Multi-Family Housing, 201 Pearl Street Development, Series A
10/15/2041(a)	19,900,000	19,900,000			19,900,000	19,900,000
RBNB 20 Owner LLC, Series 2006 A, LOC: Landesbank Hessen-Thuringen
3.930% 06/01/39(a)			9,605,000	9,605,000	9,605,000	9,605,000
NY New York City Industrial Development Agency
Abigail Press, Inc., Series 2002, AMT, LOC: JPMorgan Chase Bank
4.220% 12/01/18(a)			300	300	300	300
Allen-Stevenson School, Series 2004, LOC: Allied Irish Bank PLC
3.980% 12/01/34(a)			970,000	970,000	970,000	970,000
2000 Jewish Community Center Project, Civic Facilities Authority
03/01/30(a)	8,800,000	8,800,000			8,800,000	8,800,000
Korean Airlines Co., Series 1997 A, AMT, LOC: HSBC Bank USA
3.950% 11/01/24(a)			7,280,000	7,280,000	7,280,000	7,280,000
NY New York City Transitional Finance Authority
Insured: FGIC
02/01/11(a)	5,440,000	5,440,000			5,440,000	5,440,000
Putters-Series 468
02/01/11(a)	8,705,000	8,705,000			8,705,000	8,705,000
Series 2007 Class A, Insured: FGIC, LIQ FAC: Landesbank Hessen-Thuringen
4.010% 01/15/37(a)			9,000,000	9,000,000	9,000,000	9,000,000
Series 2024, Class A, Callable 05/01/17 @ 100
11/01/30(a) (b)	19,700,000	19,700,000			19,700,000	19,700,000
Series 2031
02/01/31(a)	10,870,000	10,870,000			10,870,000	10,870,000
Series 536
05/01/15(a)	10,815,000	10,815,000			10,815,000	10,815,000
Series N-11, Regulation D
02/01/14(a)	3,575,000	3,575,000			3,575,000	3,575,000
NY New York City
Finance Authority, Water & Sewer Systems
06/15/37(a)	10,000,000	10,000,000			10,000,000	10,000,000
Municipal Water Finance Authority, Water & Sewer Systems, Series 726X, Insured: MBIA-IBC
06/15/27(a)	3,755,000	3,755,000			3,755,000	3,755,000

	New York Tax-Exempt Money Portfolio		Columbia New York Tax-Exempt Reserves		Columbia New York Tax-Exempt Reserves Pro Forma Combined
	Acquired Fund		Acquiring Fund
	Par $	Value $	Par $	Value $	Par $	Value $
Series 2004 C-3, Insured: CIFG, SPA: DEPFA Bank PLC
3.950% 08/15/29(a)			12,270,000	12,270,000	12,270,000	12,270,000
Sub-Series B-B8
08/15/24(a)	3,690,000	3,690,000			3,690,000	3,690,000
Sub-Series F-5, LOC: Bayerische Landesbank
02/15/16(a)	5,670,000	5,670,000			5,670,000	5,670,000
NY Newburgh Industrial Development Agency
Multi-Family Housing Revenue, Series 2005, AMT, SPA: Merrill Lynch Capital Services, GTY AGMT: Merrill Lynch & Co.
4.150% 07/01/41(a)			955,000	955,000	955,000	955,000
NY Niagara Falls
Bridge Community Toll Authority, Series A, Insured: FGIC
10/01/19(a)	6,100,000	6,100,000			6,100,000	6,100,000
NY Oneida County
Individual Development Agency Revenue Bonds, Civic Facilities, Hamilton College
09/15/32(a)	4,705,000	4,705,000			4,705,000	4,705,000
NY Onondaga County Industrial Development Agency
General Super Plating Co., Inc., Series 2005, AMT, LOC: Citizens Bank
4.130% 04/01/25(a)			2,080,000	2,080,000	2,080,000	2,080,000
NY Port Authority of New York & New Jersey
Versatile Structure Obligation Revenue Bond, Series 5	3,400,000	3,400,000			3,400,000	3,400,000
Series 2003, AMT, Insured: AMBAC, LIQ FAC: Citibank N.A.
4.050% 12/15/32(a)			220,000	220,000	220,000	220,000
NY Power Authority
General Purpose Obligation, Put date 03/01/04 @ 100
09/01/07(a)	12,000,000	12,000,000			12,000,000	12,000,000
Series 1985, LIQ FAC: Bank of Nova Scotia
3.650% 09/04/07(a)			3,000,000	3,000,000	3,000,000	3,000,000
NY Riverhead Industrial Development Authority
Central Suffolk Hospital, Series 2006 A, LOC: HSBC Bank USA N.A.
3.950% 07/01/31(a)			8,005,000	8,005,000	8,005,000	8,005,000
NY Rockland County
Series 2007,
4.000% 12/20/07			10,000,000	10,009,017	10,000,000	10,009,017
NY Sales Tax Asset Receivable Corp.
NY Putters, Series 564, Insured: MBIA
10/15/12(a)	13,720,000	13,720,000			13,720,000	13,720,000
NY St. Lawrence County Industrial Development Agency
Claxton-Hepburn Medical Center, Series 2006 C, LOC: KeyBank N.A.
3.990% 12/01/31(a)			3,935,000	3,935,000	3,935,000	3,935,000

	New York Tax-Exempt Money Portfolio		Columbia New York Tax-Exempt Reserves		Columbia New York Tax-Exempt Reserves Pro Forma Combined
	Acquired Fund		Acquiring Fund
	Par $	Value $	Par $	Value $	Par $	Value $
NY State Local Government Assistance Corporation
Series 1995 B, LOC: Bank of Nova Scotia
3.850% 04/01/25(a)			6,000,000	6,000,000	6,000,000	6,000,000
LOC: Societe Generale
04/01/25(a)	6,100,000	6,100,000			6,100,000	6,100,000
NY Suffolk County
Series II
4.000% 09/18/07	5,000,000	5,001,062			5,000,000	5,001,062
NY Suffolk County Industrial Development Agency
The St. Francis Monastery, Series 2006, LOC: Sovereign Bank FSB
3.970% 12/01/36(a)			1,500,000	1,500,000	1,500,000	1,500,000
NY Syracuse Industrial Development Agency
Byrne Dairy, Inc., Series 1988, AMT, LOC: Chase Manhattan Bank
4.250% 08/01/08(a)			3,900,000	3,900,000	3,900,000	3,900,000
Series 2007, AMT, Insured: XLCA, LIQ FAC: Morgan Stanley
4.080% 01/01/36(a)			5,000,000	5,000,000	5,000,000	5,000,000
NY Thruway Authority
Highway and Bridge Trust Fund, Series 2032 Putters
10/01/13(a)	7,500,000	7,500,000			7,500,000	7,500,000
Series 2005, Insured: FSA, LIQ FAC: Citigroup Global Markets
4.020% 01/01/24(a)			995,000	995,000	995,000	995,000
Series 2006, Insured: AMBAC, LIQ FAC: Citibank N.A.
4.020% 04/01/25(a)			2,935,000	2,935,000	2,935,000	2,935,000
Triborough Bridge & Tunnel, Series A, SPA: Dexia Credit Local
11/01/35(a)	17,390,000	17,390,000			17,390,000	17,390,000
Triborough Bridge & Tunnel, Series B
01/01/33(a)	2,995,000	2,995,000			2,995,000	2,995,000
NY Tobacco Settlement Financing Corp.
Series 2004 PT-972, Insured: AMBAC, SPA: Merrill Lynch Capital Services
4.030% 08/12/11(a)			8,995,000	8,995,000	8,995,000	8,995,000
NY Tompkins County Industrial Development Agency Revenue
Care Community Kendal Ithaca, Series 2000, LOC: Wachovia Bank N.A.
3.970% 06/01/25(a)			1,415,000	1,415,000	1,415,000	1,415,000
NY TSASC, Inc.
Series 2006, SPA: Merrill Lynch Capital Services, GTY AGMT: Merrill Lynch & Co.
4.040% 06/01/42(a)			2,145,000	2,145,000	2,145,000	2,145,000
NY Urban Development Corp.
Series 2003, Insured: FGIC, SPA: Societe Generale
4.010% 03/15/33(a)			15,500,000	15,500,000	15,500,000	15,500,000

		New York Tax-Exempt Money Portfolio		Columbia New York Tax-Exempt Reserves		Columbia New York Tax-Exempt Reserves Pro Forma Combined
		Acquired Fund		Acquiring Fund
		Par $	Value $	Par $	Value $	Par $	Value $
Series 2006, Class A
03/15/35(a)		18,460,000	18,460,000			18,460,000	18,460,000
NY Westchester County Industrial Development
Westchester Jewish Project, Series 1998, LOC: Chase Manhattan Bank
4.220% 10/01/28(a)				945,000	945,000	945,000	945,000

NEW YORK TOTAL			391,783,028		336,320,198		728,103,226

PUERTO RICO –	5.2
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 2007, LIQ FAC: Citigroup Financial Products, GTY AGMT: Citigroup Financial Products
4.030% 12/27/08(a)				10,000,000	10,000,000	10,000,000	10,000,000
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2005, Insured: AMBAC, LIQ FAC: Dexia Credit Local
3.980% 07/01/41(a)				16,800,000	16,800,000	16,800,000	16,800,000
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2006, Insured: AMBAC, SPA: Merrill Lynch Capital Services
3.980% 07/01/24(a)				4,890,000	4,890,000	4,890,000	4,890,000
PR Commonwealth of Puerto Rico Municipal Securities Trust Certificates
Series 2000 Class A, LIQ FAC: Bear Stearns Capital Markets
3.980% 07/05/09(a)(b)				6,000,000	6,000,000	6,000,000	6,000,000
PR Commonwealth of Puerto Rico
Reset Optional Certificates Trust II-R, Series 2006, LIQ FAC: Citigroup Financial Products, GTY AGMT: Citigroup Financial Products
4.030% 09/03/09(a)				4,000,000	4,000,000	4,000,000	4,000,000
Series 2001, Insured: FSA, LIQ FAC: Bank of New York
3.960% 07/01/27(a)				2,500,000	2,500,000	2,500,000	2,500,000
Series 2006, LIQ FAC: Goldman Sachs, GTY AGMT: Goldman Sachs & Co.
3.980% 07/01/35(a)				230,000	230,000	230,000	230,000

PUERTO RICO TOTAL			—		44,420,000		44,420,000

Total Municipal Bonds			391,783,028		380,740,198		772,523,226

(cost of $391,806,445 and $380,740,198)
Short-Term Obligations –	8.3
COMMERCIAL PAPER –	5.8
NY State
3.700% 11/01/07		8,800,000	8,800,000			8,800,000	8,800,000
3.690% 11/08/07		3,600,000	3,600,000			3,600,000	3,600,000
3.710% 09/13/07		12,000,000	12,000,000			12,000,000	12,000,000
NY State Dormitory Authority
3.690% 12/14/07		5,000,000	5,000,000			5,000,000	5,000,000
3.620% 12/13/07		10,000,000	10,000,000			10,000,000	10,000,000
3.670% 09/06/07		10,000,000	10,000,000			10,000,000	10,000,000

NY State Power Authority			49,400,000		—		49,400,000

Investment Companies –	0.1
Dreyfus NY Tax Exempt Fund		1	1			1	1
Provident Institutional/NY Money Fund		780,912	780,912			780,912	780,912

			780,913		—		780,913

		New York Tax-Exempt Money Portfolio			Columbia New York Tax-Exempt Reserves			Columbia New York Tax-Exempt Reserves Pro Forma Combined
		Acquired Fund			Acquiring Fund
		Par $		Value $	Par $		Value $	Par $		Value $
VARIABLE RATE DEMAND NOTE –	2.4
Puttable Floating Option Tax-Exempt Receipts
Series 2007, Insured: MBIA, LIQ FAC: Dexia Credit Local
3.690% 03/15/24(a)					11,000,000		11,000,000	11,000,000		11,000,000
Series 4227
11/15/26(a)		9,000,000		9,000,000				9,000,000		9,000,000

				9,000,000			11,000,000			20,000,000

Total Short-Term Obligations				59,180,913			11,000,000			70,180,913

(cost of $59,180,913 and $11,000,000)
Total Investments –	99.6			450,963,941			391,740,198			842,704,139

Other Assets & Liabilities, Net –	0.4			1,606,827			1,872,384			3,479,211

Net Assets –	100.0			452,570,768			393,612,582			846,183,350

Total Investments at Cost of		$450,987,358	(c)		$391,740,198	(c)		$842,727,556	(c)

Notes to Investment Portfolio:

(a)	The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2007.

(b)	The security, under Rule 144A under the Securities Act of 1933, is restricted to resale normally to qualified institutional buyers. At August 31, 2007, the value of this security represents 4.2% of net assets.

(c)	Cost for federal income tax purposes are $450,987,358, $391,740,198 and $842,727,556 respectively.

Acronym
AMBAC	Ambac Assurance Corp.
AMT	Alternative Minimum Tax
CIFG	CIFG Assurance North America, Inc.
FGIC	Financial Guaranty Insurance Co.
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
LIQ	Liquidity Agreement
MBIA	MBIA Insurance Corp.
XLCA	XL Capital Assurance, Inc.

PRO-FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES

As of August 31, 2007 (Unaudited)

	New York Tax-Exempt Money Market Fund	Columbia New York Tax-Exempt Reserve Fund			Columbia New York Tax-Exempt Reserve Fund
	Acquired	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined
Assets:
Investments, at amortized cost approximating value	$450,963,941	$391,740,198			$842,704,139
Cash	—	2,805			2,805
Receivable for interest	3,137,910	2,390,602			5,528,512
Expense reimbursement due from Investment Advisor/Administrator	—	20,837			20,837
Deferred Trustees’ compensation plan		1,953			1,953
Other assets	28,973	1,028			30,001

Total Assets	454,130,824	394,157,423			848,288,247

Liabilities:
Payable to custodian bank	1,170	—			1,170
Payable for:
Distributions	1,231,445	303,568	(37,128	)(b)	1,497,885
Investment advisory fee	84,383	50,896			135,279
Administration fee	40,947	3,901			44,848
Transfer agent fee	1,127	880			2,007
Pricing and bookkeeping fees	—	10,795			10,795
Trustees’ fees	—	49,327			49,327
Audit fee	15,153	46,200			61,353
Custody fee	2,048	1,938			3,986
Legal fee	30,409	35,689			66098
Distribution and service fees	140,379	30,113			170,492
Chief compliance officer expenses	—	111			111
Deferred Trustees’ compensation plan	—	1,953			1,953
Other liabilities	12,995	9,470	37,128	(b)	59,593

Total Liabilities	1,560,056	544,841			2,104,897

Net Assets	452,570,768	393,612,582			846,183,350

Net assets consist of:
Paid-in capital in excess of par value	$452,609,669	393,596,790			846,206,459
Undistributed net investment income	10,638	15,792			26,430
Accumulated net realized loss on investments sold	(49,539)	—			(49,539)

Net Assets	$452,570,768	393,612,582			846,183,350

Capital Class Shares:
Net assets	$—	$62,594,543			$62,594,543
Number of shares outstanding	—	62,593,005			62,593,005

Net asset value and redemption price per share	$—	$1.00			$1.00

Trust Class Shares
Net assets	$—	$40,066,178	$452,570,768		$492,636,946
Number of shares outstanding	—	40,061,144	452,572,129	(a)	492,633,273

Net asset value and redemption price per share	$—	$1.00			$1.00

Adviser Class Shares:
Net assets	$—	$7,477,074			$7,477,074
Number of shares outstanding		7,476,906			7,476,906

Net asset value and redemption price per share	$—	$1.00			$1.00

Class A Shares:
Net assets	$—	$43,867,356			$43,867,356
Number of shares outstanding	—	43,864,271			43,864,271

Net asset value and redemption price per share	$—	$1.00			$1.00

Daily Class Shares:
Net assets	$—	$10,243			$10,243
Number of shares outstanding		10,235			10,235

Net asset value and redemption price per share	$—	$1.00			$1.00

Institutional Class Shares:
Net assets	$—	$223,064,822			$223,064,822
Number of shares outstanding		223,054,574			223,054,574

Net asset value and redemption price per share	$—	$1.00			$1.00

	New York Tax-Exempt Money Market Fund	Columbia New York Tax-Exempt Reserve Fund		Columbia New York Tax-Exempt Reserve Fund
	Acquired	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined
Retail A Shares:
Net assets	$—	$63,977		$63,977
Number of shares outstanding	—	64,013		64,013

Net asset value and redemption price per share	$—	$1.00		$1.00

G-Trust Shares:
Net assets	$—	$16,468,389		$16,468,389
Number of shares outstanding	—	16,472,545		16,472,545

Net asset value and redemption price per share	$—	$1.00		$1.00

Shares:
Net assets	$452,570,768	$—	(452,570,768)	$—
Shares of beneficial interest outstanding	452,572,129	—	(452,572,129)	—

Net asset value and redemption price per share	$1.00	$—		$—

(a)	Shares Class shares of New York Tax-Exempt Money Fund are exchanged for Trust Class Shares of Columbia New York Tax-Exempt Reserves. based on the net asset value per share of Columbia New York Tax-Exempt Reserves Trust Class shares at the time of the merger.

(b)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of $37,128 and $0 to be borne by New York Tax-Exempt Money Market Fund and Columbia New York Tax-Exempt Reserves, respectively.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS

For the Twelve Months Ended August 31, 2007 (Unaudited)

	New York Tax-Exempt Money Market Fund	Columbia New York Tax-Exempt Reserve Fund		Columbia New York Tax-Exempt Reserve Fund
	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined
Investment Income:
Interest	$16,434,858	$12,569,737		$29,004,595
Dividends	61,708	—		$61,708

Total Investment Income	16,496,566	12,569,737		29,066,303

Expenses:
Investment advisory fee	2,276,824	515,431	(1,593,774)	1,198,481	(a)
Administration fee	685,784	237,471	(290,076)	633,179	(a)
Distribution fee:
Class A Shares	—	39,199		39,199	(a)
Daily Class Shares	—	30	5	35	(a)
Service fee:
Trust Class Shares	—	37,362	455,367	492,729	(b)
Adviser Class Shares	—	19,949		19,949
Class A Shares	—	137,195		137,195
Daily Class Shares	—	21	4	25	(a)
Institutional Class Shares	—	77,424	(0)	77,424
Retail A Shares	—	70	0	70
Shares	1,138,412	—	(1,138,412)	—	(b)
Transfer agent fee	22,784	4,289	(17,762)	9,311	(c)
Pricing and bookkeeping fees	6,015	110,694	33,322	150,031	(a)
Trustees’ fees	19,306	23,473	(19,306)	23,473	(d)
Custody fee	44,142	12,354	(38,685)	17,811	(d)
Audit and legal fees	40,101	114,835	(18,826)	136,114	(d)
Chief compliance officer expenses	—	3,178	0	3,178
Other expenses	46,915	53,862	(35,795)	64,982	(d)

Total Expenses	4,280,284	1,386,841	(2,663,938)	3,003,186

Expenses waived or reimbursed by Investment Advisor and/or Administrator	(1,546,857)	(383,647)	1,302,853	(627,651	)(a)
Custody earnings credit	(17,217)	(4,703)	10,985	(10,935	)(d)

Net Expenses	2,716,209	998,491	(1,350,100)	2,364,600

Net Investment Income	13,780,357	11,571,246	1,350,100	26,701,703

Net realized gain on investments	1,550	9,680		11,230

Net Increase Resulting from Operations	13,781,907	11,580,926	1,350,100	26,712,933

(a)	Based on the contract in effect for Columbia New York Tax-Exempt Reserves Fund, the surviving fund.

(b)	Shares Class shares of New York Tax-Exempt Money Market Fund will be exchanged for Trust Class shares of Columbia New York Tax-Exempt Reserves Fund on the date the merger is consumated.

(c)	Reflects the impact of contractual changes to the Columbia New York Tax-Exempt Reserves Fund transfer agent fee structure that is expected to be implemented on the date the merger is consumated.

(d)	Reflects elimination of duplicate expenses achieved as a result of merging funds.

COLUMBIA NEW YORK TAX-EXEMPT RESERVES

AND

NEW YORK TAX-EXEMPT MONEY FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

August 31, 2007

(Unaudited)

Note 1. Organization

Columbia New York Tax-Exempt Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”), is organized as a Delaware statutory trust. New York Tax-Exempt Money Fund (the “Acquired Fund”), a series of the Excelsior Tax-Exempt Funds, Inc. (the “Acquired Trust”), is organized as a Maryland corporation. The Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity. The Acquired Fund seeks a moderate level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Acquiring Fund offers eight classes of shares: Capital Class, Trust Class, Adviser Class, Daily Class, Class A, Institutional Class, Retail A and G-Trust shares. The Acquired Trust may issue two billion shares of the Acquired Fund and the Acquired Fund offers one class of shares: Shares Class. Each share class is offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of August 31, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended August 31, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Combining Investment Portfolios and Pro Forma Combining Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of August 31, 2007. The Pro Forma Combining Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended August 31, 2007. Columbia Management Advisors, LLC (“Columbia”) expects that all of the securities held by the Acquired Fund as of August 31, 2007, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their annual shareholder reports dated August 31, 2007 and March 31, 2007, respectively, as well as the semi-annual shareholder reports dated February 28, 2007 and September 30, 2007 for the Acquiring Fund and Acquired Fund, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Acquiring Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the Merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to each of its shares to the Acquiring Fund in exchange for Trust Class shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of August 31, 2007. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at August 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post Combination
Capital Class Shares	62,593,005	—	62,593,005
Trust Class Shares	40,061,144	452,572,129	492,633,273
Adviser Class Shares	7,476,906	—	7,476,906
Class A Shares	43,864,271	—	43,864,271
Daily Class Shares	10,235	—	10,235
Institutional Shares	223,054,574	—	223,054,574
Retail A Shares	64,013	—	64,013
G-Trust Shares	16,472,545	—	16,472,545

COLUMBIA FUNDS SERIES TRUST

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

January 16, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed merger (the “Merger”) of Government Money Fund (the “Acquired Fund”), a series of Excelsior Funds, Inc. (the “Corporation”), into Columbia Government Plus Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”). This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated January 16, 2008 (the “Prospectus/Proxy Statement”), which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor of the Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Trust at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-866-233-2079.

Incorporation of Documents by Reference

Further information about the Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the Acquired Fund dated July 1, 2007, as supplemented.

The audited financial statements and related Report of Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2007 for the Acquired Fund and for the fiscal year ended August 31, 2007 for the Acquiring Fund are incorporated herein by reference. The unaudited financial statements for the semi-annual period ended September 30, 2007 for the Acquired Fund and the semi-annual period ended February 28, 2007 for the Acquiring Fund are incorporated herein by reference. No other parts of the annual and semi-annual reports are incorporated herein by reference.

Additional Information about the Acquiring Fund

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated January 1, 2008, as supplemented.

Independent Registered Public Accounting Financial Statements

Attached hereto as Appendix B are the pro forma financial statements in connection with the Merger.

1

In the Statement of Additional Information attached hereto as Appendix A, the following information replaces the table entitled “Independent Trustee Ownership for the Calendar Year Ended December 31, 2006” under the section entitled “FUND GOVERNANCE; Beneficial Equity Ownership”:

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.

California Tax-Exempt Reserves — A

Cash Reserves — C

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William P. Carmichael

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Minor M. Shaw

California Tax-Exempt Reserves — A

Cash Reserves — E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — E

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

R. Glenn Hilliard

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William A. Hawkins	California Tax-Exempt Reserves — A Cash Reserves — A	E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

John J. Nagorniak

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Anthony M. Santomero

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

APPENDIX A

STATEMENT OF ADDITIONAL INFORMATION

OF THE ACQUIRING FUND

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class A Shares, Class B Shares, Class C Shares, Daily Class

    Shares, Class Z Shares, Marsico Shares, G-Trust Shares,

    Retail A Shares, Adviser Class Shares, Capital Class Shares,

    Institutional Class Shares, Investor Class Shares, Liquidity

    Class Shares and Trust Class Shares

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2008

Money Market Funds
Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Reserves
Columbia Government Plus Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia New York Tax-Exempt Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated January 1, 2008. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated August 31, 2007 are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds website at www.columbiafunds.com.

INT-39/138633-0108

A-1

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

Glossary

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

California Tax-Exempt Reserves	Columbia California Tax-Exempt Reserves

Cash Reserves	Columbia Cash Reserves

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Connecticut Municipal Reserves	Columbia Connecticut Municipal Reserves

Custodian	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Government Reserves	Columbia Government Reserves

Government Plus Reserves	Columbia Government Plus Reserves

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Glossary

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Massachusetts Municipal Reserves	Columbia Massachusetts Municipal Reserves

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Money Market Reserves	Columbia Money Market Reserves

Moody’s	Moody’s Investors Service, Inc.

Municipal Reserves	Columbia Municipal Reserves

NASDAQ	National Association of Securities Dealers Automated Quotations system

New York Tax-Exempt Reserves	Columbia New York Tax-Exempt Reserves

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Prime Reserves	Columbia Prime Reserves

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Tax-Exempt Reserves	Columbia Tax-Exempt Reserves

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

Treasury Reserves	Columbia Treasury Reserves

The Trust	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $377.9 billion as of September 30, 2007.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On or about that same day, the names of certain of the Funds were changed as follows: Nations California Tax-Exempt Reserves to Columbia California Tax-Exempt Reserves, Nations Cash Reserves to Columbia Cash Reserves, Nations Government Reserves to Columbia Government Reserves, Nations Money Market Reserves to Columbia Money Market Reserves, Nations Municipal Reserves to Columbia Municipal Reserves, Nations New York Tax-Exempt Reserves to Columbia New York Tax-Exempt Reserves, Nations Tax-Exempt Reserves to Columbia Tax-Exempt Reserves, Nations Treasury Reserves to Columbia Treasury Reserves.

Prior to November 21, 2005 (the Government Plus Reorganization Date), Government Plus Reserves was organized as a series of the Galaxy Fund, a Massachusetts business trust (the Predecessor Trust). The information provided for Government Plus Reserves in this SAI for periods prior to the Government Plus Reorganization Date relates to the corresponding series of the Predecessor Trust. Prior to November 23, 2005 (the Reorganization Date), Prime Reserves, Connecticut Municipal Reserves and Massachusetts Municipal Reserves were organized as series of the Predecessor Trust. The information provided for Prime Reserves, Connecticut Municipal Reserves and Massachusetts Municipal Reserves in this SAI for periods prior to the Reorganization Date relates to corresponding series of the Predecessor Trust. The chart below indicates the series of the Predecessor Trust (the Predecessor Funds) that are the accounting survivors of the Funds, as applicable.

Fund	Predecessor Fund(s)
Connecticut Municipal Reserves	Galaxy Connecticut Municipal Money Market Fund
Massachusetts Municipal Reserves	Galaxy Massachusetts Municipal Money Market Fund
Government Plus Reserves	Galaxy Institutional Government Money Market Fund Galaxy Government Money Market Fund
Prime Reserves	Galaxy Institutional Money Market Fund
Each of the Funds in the Trust represents a separate series of the Trust and, except for California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, is an open-end diversified management investment company. Each of the Funds has a fiscal year end of August 31st.

Prior to August 2006, California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves had a fiscal year end of March 31st. Prior to August 2006, Connecticut Municipal Reserves and Massachusetts Municipal Reserves had a fiscal year end of May 31st. Prior to August 2006, Government Plus Reserves and Prime Reserves had a fiscal year end of October 31st.

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may only be changed with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.	Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

2.	Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.	Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.

Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5.	Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.	Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.	Each Fund, except California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.	Under normal circumstances,

•	Municipal Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

•	Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

•

California Tax-Exempt Reserves and New York Tax-Exempt Reserves will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax and such state’s individual income tax.

•

Massachusetts Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts individual income tax (“Massachusetts Municipal Securities”).

•

Connecticut Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other governmental issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 10% of its net assets in illiquid securities.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves may not purchase securities of any one issuer (other than U.S. Government obligations and securities of other investment companies) if, immediately following such purchase, more than 25% of the value of a Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

5.	To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the risks associated with such investments.

The table below identifies for each Fund the types of securities in which it is permitted to invest, including those described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in the types of securities described in its prospectuses. To the extent a type of security identified below for a Fund is not described in a Fund’s prospectuses, the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. Given that the Funds are money market funds, each Fund’s investments in securities are subject to the limitations set forth in Rule 2a-7 under the 1940 Act.

Permissible Fund Investments

Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Government Reserves	Government Plus Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Prime Reserves	Tax-Exempt Reserves	Treasury Reserves
Asset-Backed Securities		✓					✓			✓

Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Derivatives	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Securities		✓					✓			✓

Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓			✓	✓	✓	✓	✓	✓

Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Municipal Securities	✓	✓	✓			✓	✓	✓	✓	✓	✓

Participation Interests	✓	✓	✓			✓	✓	✓	✓	✓	✓

Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans, or securities, backed by these types of loans and others such as mortgage loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit Risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, banker’s acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. A Fund’s ability to invest in foreign bank obligations is contingent upon its ability to invest in foreign securities as a general matter.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Banker’s acceptances are time drafts drawn on and accepted by banks and are a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Company (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Corporate Debt Securities

Corporate debt securities are fixed income securities typically issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable or floating rates of interest. At the time of purchase, a Fund generally invests in high quality corporate debt securities that have received a rating in one of the two highest short-term rating categories from at least two NRSROs. However, a Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. Like all Fund investments, a Fund may purchase unrated instruments only if they are purchased in accordance with Rule 2a-7 under the 1940 Act as well as the Funds’ procedures for complying with Rule 2a-7. In the event that a portfolio security of a Fund is subject to a credit rating downgrade, the Advisor and the Board consider all circumstances deemed relevant in determining whether to continue to hold the security.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund, as applicable, may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

Subject to the limitations of Rule 2a-7 under the 1940 Act, a Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity- and Currency- and Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

Foreign Securities

Cash Reserves’ investments in foreign securities include U.S. dollar denominated high quality, short-term debt obligations of foreign issuers. Foreign securities include securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the

U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities. The Fund has adopted a non-fundamental policy that provides that the Fund may not invest more than 10% of its net assets in illiquid securities. The Fund’s compliance with this policy is determined at the time of acquisition of a security. General market or financial conditions, or factors specific to one or more issuers, industries, sectors or categories of securities, may result in securities that were liquid when acquired becoming illiquid securities and vice versa and in the Fund exceeding the percentage limitation described above.

The degree of liquidity of any portfolio security held by the Fund may be a factor relevant to the value of a security. The percentage of illiquid securities in the Fund’s portfolio also may impact the Fund’s ability to pay redemption proceeds within the normal time period for payment stated in the Prospectus. In addition, large redemptions may cause the percentage of illiquid securities to increase if the Fund sells liquid securities to fund the redemptions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

The 1940 Act generally requires that a Fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by the Fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds purchase municipal securities whose interest, in the opinion of bond counsel for the borrower, is ordinarily excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result reporting such income as taxable.

For more information about the Supreme Court’s decision to hear a state court decision that could significantly impact the tax treatment of municipal bonds, see Taxation — Tax Development Risk. For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation, and only with respect to the highest quality securities, such as U.S. Government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.

Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, a Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, a Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGRS are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in such Fund’s portfolios.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in an uncommitted line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

As noted above under the heading About the Funds’ Investments — Exemptive Orders, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Temporary Defensive Positions

Each Fund may temporarily invest in money market instruments or hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

See also About the Funds’ Investments — Permissible Investments and Related Risks—Money Market Instruments.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time
ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Data Communique	None	Use to automate marketing materials. Vendor receives top holdings information to populate data in fact sheet templates.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill and Bowne	None	Access as printers for the Columbia Funds’ prospectuses, supplements and SAIs.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Mellon Analytical Solutions	None	Use to provide portfolio characteristics to assist in performance reviews and reporting.	Monthly

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Eagle Investment Systems Corp./ FT Interactive Systems Corp	None	Eagle is the Portfolio Accounting System for Causeway Capital Management LLC, the investment sub-advisor to certain of the Columbia Funds (Causeway).	Daily

Bloomberg Trade Order Management System	None	Bloomberg is the portfolio trading system for Causeway; holdings data needs is loaded into Bloomberg.	Daily

Institutional Shareholder Services (ISS)	None	ISS is a proxy voting research and record keeping service used by Causeway to vote proxies for certain of the Columbia Funds. ISS needs the portfolio holdings to provide Causeway with proxy ballots, research and record keeping services so that Causeway may timely and accurately vote and record proxies for certain of the Columbia Funds.	Daily

Cogent Consulting LLC	None	To facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Funds for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor on 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the CCO, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For purposes of determining the investment advisory fee breakpoint level, “Assets” are the sum of the assets of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves, Treasury Reserves, Government Plus Reserves and Prime Reserves and certain series of Excelsior Funds, Inc. (Government Money Fund, Money Fund and Treasury Money Fund) and Excelsior Tax-Exempt Funds, Inc. (New York Tax-Exempt Money Fund and Tax-Exempt Money Fund). The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the net advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
California Tax-Exempt Reserves
Advisory Fee Paid	$5,627,435	$2,202,811	$4,311,514	$3,068,881
Amount Waived by the Advisor	$553,487	$440,562	$862,303	$613,776
Amount Reimbursed by the Advisor	$586,811	$492,619	$1,000,828	$1,010,595
Cash Reserves
Advisory Fee Paid	$92,886,275	$39,685,049	$82,081,496	$79,985,439
Amount Waived by the Advisor	$9,223,455	$7,937,010	$16,416,380	$15,997,088
Amount Reimbursed by the Advisor	$12,031,372	$8,567,906	$19,408,160	$18,907,787
Government Reserves
Advisory Fee Paid	$8,413,337	$3,272,020	$6,876,801	$5,948,097
Amount Waived by the Advisor	$826,182	$654,404	$1,375,539	$1,189,619
Amount Reimbursed by the Advisor	$1,167,949	$914,116	$1,715,786	$1,628,420
Money Market Reserves
Advisory Fee Paid	$32,291,738	$10,432,579	$20,111,601	$15,329,132
Amount Waived by the Advisor	$3,171,510	$2,086,516	$4,022,070	$3,065,826
Amount Reimbursed by the Advisor	$2,782,982	$2,431,837	$4,348,428	$3,769,872
Municipal Reserves
Advisory Fee Paid	$12,229,146	$4,999,834	$9,569,187	$7,995,163
Amount Waived by the Advisor	$1,186,193	$999,967	$1,913,836	$1,599,033
Amount Reimbursed by the Advisor	$1,291,199	$990,329	$2,191,608	$2,510,805
New York Tax-Exempt Reserves
Advisory Fee Paid	$515,431	$176,597	$274,968	$133,019
Amount Waived by the Advisor	—	—	—	—
Amount Reimbursed by the Advisor	$273,163	$169,692	$263,365	$294,863
Tax-Exempt Reserves
Advisory Fee Paid	$7,520,986	$3,204,177	$5,553,568	$4,451,902
Amount Waived by the Advisor	$707,704	$640,835	$1,110,714	$890,380
Amount Reimbursed by the Advisor	$849,141	$798,873	$1,498,918	$1,552,161
Treasury Reserves
Advisory Fee Paid	$23,554,296	$8,522,882	$17,424,708	$13,752,131
Amount Waived by the Advisor	$2,224,697	$1,704,576	$3,484,941	$2,750,426
Amount Reimbursed by the Advisor	$1,843,356	$1,551,597	$3,707,328	$3,528,974

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Advisory Fee Paid	$254,216	$44,601	$295,558	$826,845
Amount Waived by the Advisor	$22,611	$8,920	$16,796	$7,800
Amount Reimbursed by the Advisor	$277,876	$88,770	$126,006	—
Massachusetts Municipal Reserves
Advisory Fee Paid	$424,398	$85,630	$476,576	$1,164,259
Amount Waived by the Advisor	$39,516	$17,126	$29,484	$19,961
Amount Reimbursed by the Advisor	$285,852	$93,300	$112,198	—

*	Fees paid are shown from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund Predecessor Funds.

Advisory Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Advisory Fee Paid	$12,538,987	$5,790,246	$6,921,775	$9,868,953
Amount Waived by the Advisor	$5,006,410	$3,184,635	$3,877,983	$5,832,151
Amount Reimbursed by the Advisor	$313,465	$331,558	—	—
Government Plus Reserves
Advisory Fee Paid	$1,199,450	$1,161,343	$1,324,351	$1,626,791
Amount Waived by the Advisor	$510,221	$638,739	$760,518	$978,987
Amount Reimbursed by the Advisor	$141,113	$65,852	—	—

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund Predecessor Funds.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, at the annual rates shown in the table below. For purposes of determining the administration fee breakpoint level, “Assets” are the sum of the assets of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves, Treasury Reserves, Government Plus Reserves and Prime Reserves and certain series of Excelsior Funds, Inc. (Government Money Fund, Money Fund and Treasury Money Fund) and Excelsior Tax-Exempt Funds, Inc. (New York Tax-Exempt Money Fund and Tax-Exempt Money Fund).

Administration Fee Rates

Fund	Administration Fee Rate, as a % of Average Daily Net Assets
California Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Cash Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Government Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Government Plus Reserves	• 0.067% up to $125 billion • 0.02% in excess of $125 billion

Massachusetts Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Money Market Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Municipal Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

New York Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Prime Reserves	• 0.067% up to $125 billion • 0.02% in excess of $125 billion

Tax-Exempt Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

Treasury Reserves	• 0.10% up to $125 billion • 0.05% in excess of $125 billion and up to $175 billion • 0.02% in excess of $175 billion

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods. Prior to August 22, 2005, these fees were paid to BACAP Distributors LLC, the former administrator for the Funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
California Tax-Exempt Reserves
Administration Fee Paid	$3,751,623	$1,402,532	$2,821,841	$1,842,476
Amount Waived/Reimbursed by the Administrator	$1,143,995	—	—	—
Cash Reserves
Administration Fee Paid	$61,924,183	$26,390,690	$54,668,495	$51,790,536
Amount Waived/Reimbursed by the Administrator	$18,707,325	—	—	—
Government Reserves
Administration Fee Paid	$5,608,891	$2,115,338	$4,532,032	$3,666,263
Amount Waived/Reimbursed by the Administrator	$1,713,113	—	—	—
Money Market Reserves
Administration Fee Paid	$21,527,826	$6,889,044	$13,355,232	$9,763,936
Amount Waived/Reimbursed by the Administrator	$6,573,613	—	—	—
Municipal Reserves
Administration Fee Paid	$8,152,764	$3,267,214	$6,326,956	$4,996,856
Amount Waived/Reimbursed by the Administrator	$2,519,246	—	—	—

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006	Fiscal Year Ended March 31, 2005
New York Tax-Exempt Reserves
Administration Fee Paid	$343,621	$76,563	$152,256	$79,802
Amount Waived/Reimbursed by the Administrator	$110,483	—	—	—
Tax-Exempt Reserves
Administration Fee Paid	$5,013,991	$2,070,109	$3,649,877	$2,695,340
Amount Waived/Reimbursed by the Administrator	$1,592,981	—	—	—
Treasury Reserves
Administration Fee Paid	$15,702,864	$5,615,912	$11,563,967	$8,738,885
Amount Waived/Reimbursed by the Administrator	$4,972,273	—	—	—

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Administration Fee Paid	$169,477	$11,517	$53,387	$138,497
Amount Waived/Reimbursed by the Administrator	$56,470	—	$3,740	—
Massachusetts Municipal Reserves
Administration Fee Paid	$282,932	$34,764	$109,117	$195,013
Amount Waived/Reimbursed by the Administrator	$90,741	—	$3,740	—

*	Fees paid are shown from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Administration Fee Paid	$4,200,540	$1,815,777	$2,318,795	$3,306,009
Amount Waived/Reimbursed by the Administrator	$1,890,061	$347	—	—
Government Plus Reserves
Administration Fee Paid	$401,904	$270,929	$443,657	$544,975
Amount Waived/Reimbursed by the Administrator	$149,356	$347	—	—

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for each fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, each Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management Advisors, LLC in the performance of services under the Services Agreement.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to Columbia Management Advisors, LLC for the two most recently completed fiscal periods. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006
California Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$70,945	$67,691
Amount Paid to State Street Bank and Trust Company	$105,330	N/A	N/A
Cash Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$79,574	$97,285
Amount Paid to State Street Bank and Trust Company	$117,533	N/A	N/A
Government Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$69,930	$54,692
Amount Paid to State Street Bank and Trust Company	$102,608	N/A	N/A
Money Market Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$73,091	$57,193
Amount Paid to State Street Bank and Trust Company	$110,554	N/A	N/A
Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$78,227	$87,690
Amount Paid to State Street Bank and Trust Company	$120,487	N/A	N/A
New York Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$45,455	$42,834	$34,454
Amount Paid to State Street Bank and Trust Company	$65,239	N/A	N/A
Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$73,972	$72,771
Amount Paid to State Street Bank and Trust Company	$112,224	N/A	N/A
Treasury Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$70,042	$54,368
Amount Paid to State Street Bank and Trust Company	$102,992	N/A	N/A

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006	Fiscal Year Ended May 31, 2005**
Connecticut Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$36,649	$18,802	$63,247	$66,455
Amount Paid to State Street Bank and Trust Company	$46,289	N/A	N/A	N/A
Massachusetts Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$41,764	$22,858	$69,375	$70,111
Amount Paid to State Street Bank and Trust Company	$57,964	N/A	N/A	N/A

*	Fees paid are shown are from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**	Fiscal Year Ended October 31, 2004**
Prime Reserves
Amount Paid to Columbia Management Advisors, LLC	$63,273	$134,746	$148,745	$152,217
Amount Paid to State Street Bank and Trust Company	$101,727	N/A	N/A	N/A
Government Plus Reserves
Amount Paid to Columbia Management Advisors, LLC	$59,535	$126,188	$97,411	$98,244
Amount Paid to State Street Bank and Trust Company	$91,588	N/A	N/A	N/A

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. is the principal underwriter and distributor of the shares of the Funds. Its address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement

terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the fiscal year ended August 31, 2007. During the fiscal year ended August 31, 2006, the Distributor received $6,381,178 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,381,178. During the fiscal year ended March 31, 2006, the Distributor received $6,868,017 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,868,017. During the fiscal year ended March 31, 2005, the Distributor received $11,205,844 in underwriting commissions for all Funds it serves, of which the Distributor retained $11,205,844.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Year Ended August 31, 2007
California Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Cash Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Government Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Massachusetts Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Money Market Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
New York Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Tax-Exempt Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Treasury Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Connecticut Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Massachusetts Municipal Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Government Plus Reserves
Amount Paid	$0.00
Amount Retained	$0.00
Prime Reserves
Amount Paid	$0.00
Amount Retained	$0.00

Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management, as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective November 1, 2007, the Funds pay the Transfer Agent a transfer agency fee of $17.34 per account, payable monthly. Also effective November 1, 2007, the Funds reimburse the Transfer Agent for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also is entitled to retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period April 1, 2006 through October 31, 2007, the Funds paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through October 31, 2007, the Transfer Agent was entitled to reimbursement by the Funds for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended August 31, 2007 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended August 31, 2008.

Counsel

Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Distribution Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for the Class A Shares, Class B Shares, Class C Shares, Daily Class Shares, Investor Class Shares and Liquidity Class Shares of the Funds. See Capital Stock and Other Securities for more information.

With respect to a Fund’s Class A Shares, the Trust has adopted a combined distribution and shareholder servicing plan. The Class A Distribution and Shareholder Servicing Plan and the Class A Distribution Plan provide that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide or to Servicing Agents for shareholder services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Money Market Funds.

With respect to a Fund’s Class B Shares, the Trust has adopted a distribution plan. The Class B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class B Shares of the Funds. CMD has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Class B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, CMD has assigned certain amounts that it is entitled to receive pursuant to the Class B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

With respect to a Fund’s Class C Shares, the Trust has adopted a distribution plan. The Class C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class C Shares of the Funds.

With respect to a Fund’s Daily Class Shares, the Trust has adopted a distribution plan. The Daily Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Class Shares of the Funds.

The Liquidity Class Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Liquidity Class Shares up to 0.25% (on an annualized basis) of the Funds’ Liquidity Class Shares average daily net asset value and additionally, a Fund may pay the Distributor a fee of up to 0.25% (on an annualized basis) of the Liquidity Class Funds’ average daily net assets. However, under the plan, to the extent that the Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed 0.25% (on an annualized basis) of the average daily net assets of any such Fund’s Liquidity Class Shares.

The Trust has adopted a reduced distribution (12b-1) and shareholder servicing fee rates for the Liquidity Class Shares. Under the revised Liquidity Class Distribution Plan, the Trust may reimburse distribution-related expenses of CMD for Liquidity Class Shares at an annual rate of 0.25% of the average daily net assets of the Funds’ Liquidity Class Shares and additionally, the Trust may pay CMD a fee of up to 0.25% of the Liquidity Class Funds’ average daily net assets. CMD may reimburse or compensate certain selling agents from these amounts. In addition, the Trust’s revised Liquidity Class Shares Shareholder Servicing Plan provides that shareholder servicing fees of up to 0.25% of the average daily net assets of the Funds’ Liquidity Class Shares can be paid to shareholder servicing agents. However, under the revised plans, to the extent that any Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed, on an annual basis, 0.25% of the average daily net assets of any such Fund’s Liquidity Class Shares.

Payments under the Class A Distribution and Servicing Plan, the Class A Distribution Plan, Class B Distribution Plan, Class C Distribution Plan, Daily Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

With respect to a Fund’s Class B shares and Class C shares, the Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of the Class B shares and Class C shares, respectively, of the Funds.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

For Class A shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class A Shares

Cash Reserves
Distribution Fee	$333,473
Service and Administration Fees	$1,167,156

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class A Shares

Government Reserves
Distribution Fee	$18,188
Service and Administration Fees	$63,658

Tax-Exempt Reserves
Distribution Fee	$16,293
Service and Administration Fees	$57,024

Treasury Reserves
Distribution Fee	$565,455
Service and Administration Fees	$1,979,094

For Class B shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class B Shares

Cash Reserves
Distribution Fee	$368,179
Service Fee	$171,817

Money Market Reserves
Distribution Fee	$26,030	(a)
Service Fee	$12,148	(a)

Municipal Reserves
Distribution Fee	$482	(a)
Service Fee	$225	(a)

Treasury Reserves
Distribution Fee	$1,834
Service Fee	$856

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

For Class C shares, the following Funds paid distribution fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Class C Shares

Cash Reserves
Distribution Fee	$45,655
Service and Administration Fees	$21,305

Money Market Reserves
Distribution Fee	$4,988	(a)
Service and Administration Fees	$2,328	(a)

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

For Investor Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Investor Class Shares

California Tax-Exempt Reserves
Distribution Fee	$223,631
Service and Administration Fees	$559,078

Cash Reserves
Distribution Fee	$1,454,288
Service and Administration Fees	$3,635,721

Government Reserves
Distribution Fee	$422,119
Service and Administration Fees	$1,055,297

Money Market Reserves
Distribution Fee	$82,760
Service and Administration Fees	$206,898

Municipal Reserves
Distribution Fee	$61,262
Service and Administration Fees	$153,155

Tax-Exempt Reserves
Distribution Fee	$15,366
Service and Administration Fees	$38,415

Treasury Reserves
Distribution Fee	$222,776
Service and Administration Fees	$556,940

For Market Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Market Class Shares

Cash Reserves
Distribution Fee	$9,688
Service and Administration Fees	$12,110

Municipal Reserves
Distribution Fee	$36	(a)
Service and Administration Fees	$44	(a)

New York Tax-Exempt Reserves
Distribution Fee	$—
Service and Administration Fees	$—

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Market Class Shares

Treasury Reserves
Distribution Fee	$25	(a)
Service and Administration Fees	$31	(a)

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

For Daily Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Daily Class Shares

California Tax-Exempt Reserves
Distribution Fee	$4,992,075
Service and Administration Fees	$3,565,768

Cash Reserves
Distribution Fee	$66,326,802
Service and Administration Fees	$47,376,287

Government Reserves
Distribution Fee	$2,144,182
Service and Administration Fees	$1,531,559

Money Market Reserves
Distribution Fee	$7,957	(a)
Service and Administration Fees	$5,684	(a)

Municipal Reserves
Distribution Fee	$5,273,867
Service and Administration Fees	$3,767,048

Tax-Exempt Reserves
Distribution Fee	$102,093
Service and Administration Fees	$72,924

(a)	Reflects fees paid for the period September 1, 2006 through May 30, 2007.

Treasury Reserves
Distribution Fee	$2,563,051
Service Fee	$1,830,751

For Trust Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Trust Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$554,548

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,943,731

Government Reserves
Distribution Fee	—
Service and Administration Fees	$231,753

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$41,952

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$482,801

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$37,362

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$2,755,985

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$625,285

For Adviser Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Adviser Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$1,066,385

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$42,381,138

Government Reserves
Distribution Fee	—
Service and Administration Fees	$2,944,324

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$17,939,588

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$2,014,021

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$19,949

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$158,804

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$21,469,665

For Institutional Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Institutional Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$255,885

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,567,199

Government Reserves
Distribution Fee	—
Service and Administration Fees	$207,307

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$1,205,684

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$318,006

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$77,424

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$95,253

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$607,715

For Liquidity Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Liquidity Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$107,397
Fees Waived by Shareholder Service Provider	$42,959

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,696,701
Fees Waived by Shareholder Service Provider	$1,078,681

Government Reserves
Distribution Fee	—
Service and Administration Fees	$2,079,836
Fees Waived by Shareholder Service Provider	$831,934

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Liquidity Class Shares

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$3,646,484
Fees Waived by Shareholder Service Provider	$1,458,594

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$833,793
Fees Waived by Shareholder Service Provider	$333,517

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$220,487
Fees Waived by Shareholder Service Provider	$88,195

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$1,412,876
Fees Waived by Shareholder Service Provider	$565,151

For Marsico shares, the following Fund paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Fund for the Fiscal Year Ended August 31, 2007 — Marsico Shares

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$41,311

For Retail A shares, the following Funds paid service fees for the fiscal year ended August 31, 2007, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Retail A Shares

Connecticut Municipal Reserves
Distribution Fee	—
Service Fee	$29,219

Government Reserves
Distribution Fee	—
Service and Administration Fees	$53,288

Massachusetts Municipal Reserves
Distribution Fee	—
Service Fee	$77,039

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$68,690

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2007 — Retail A Shares

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$70

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$15,883

The following chart provides the distribution and service fees paid by Government Plus Reserves and Prime Reserves:

Distribution and Service Fees Paid by Prime Reserves and Government Plus Reserves for the Fiscal Year Ended August 31, 2007

	Government Plus Reserves	Prime Reserves
Liquidity Class Shares
Distribution Fee	—	—
Service and Administration Fees	$26	$26
Fees Waived by Shareholder Service Provider	$11	$11

Adviser Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	$20,139	$414,285

Institutional Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	$18,337	$168,563

Retail A Shares
Distribution Fee	$—	N/A
Service and Administration Fees	$10,066	N/A

Capital Class Shares
Distribution Fee	$—	$—
Service and Administration Fees	—	—
Fees Reimbursed by the Transfer Agent	$—	$—

G-Trust Shares
Distribution Fee	$—	N/A
Service and Administration Fees	—	N/A

Expense Limitations

The Advisor (or its predecessor) and/or the Distributor has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the table below.

Fund Level Expense Commitments

Fund Level Expense Commitments* - Period ending December 31, 2008

Fund
California Tax-Exempt Reserves**	0.20%
Cash Reserves**	0.20%
Connecticut Municipal Reserves	0.20%
Massachusetts Municipal Reserves	0.20%
Money Market Reserves**	0.20%
Municipal Reserves**	0.20%
Prime Reserves	0.16%
Treasury Reserves**	0.20%

*	The Advisor and/or some of its service providers have contractually agreed to waive fees and/or reimburse expenses (exclusive of distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed the levels listed above. There is no guarantee that this limitation will continue after December 31, 2008.
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Fund Level Expense Commitment* - Period ending December 31, 2009

Fund
Government Reserves**	0.20%
Government Plus Reserves	0.20%
New York Tax-Exempt Reserves**	0.20%
Tax-Exempt Reserves**	0.20%

*	The Advisor and/or some of its service providers have contractually agreed to waive fees and/or reimburse expenses (exclusive of distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed 0.20%. There is no guarantee that this limitation will continue after December 31, 2009.
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Management Fee Commitments

Management Fee Commitment* - Period ending December 31, 2008

Fund
California Tax-Exempt Reserves	0.19%
Cash Reserves**	0.19%
Connecticut Municipal Reserves	0.19%
Massachusetts Municipal Reserves	0.19%
Money Market Reserves	0.19%
Municipal Reserves	0.19%
Prime Reserves	0.16%
Treasury Reserves	0.19%

Management Fee Commitment - Period ending December 31, 2009

Fund
Government Reserves	0.19%
Government Plus Reserves	0.16%
New York Tax-Exempt Reserves	0.19%
Tax-Exempt Reserves	0.19%

12b-1 Distribution Fee Waivers

Contractual 12b-1 Distribution Fee Waivers - Period ending December 31, 2008

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Prime Reserves	0.10%
Treasury Reserves	0.10%

Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Treasury Reserves	0.10%

*	The Distributor waives its 12b-1 distribution fees and/or shareholder servicing fees to the extent necessary to achieve an aggregate waiver of 0.10%, therefore, to the extent that the Distributor waives 12b-1 distribution fees and/or waives shareholder servicing fees, the total of such 12b-1 distribution and/or shareholder servicing fees will not exceed 0.15%.

Contractual 12b-1 Distribution Fee Waivers - Period ending December 31, 2009

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers*
Government Reserves**	0.10%
Government Plus Reserves	0.10%
New York Tax-Exempt Reserves**	0.10%
Tax-Exempt Reserves**	0.10%

Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers*
Government Reserves**	0.10%
New York Tax-Exempt Reserves**	0.10%
Tax-Exempt Reserves**	0.10%

*	The Distributor waives its 12b-1 distribution fees and/or shareholder servicing fees to the extent necessary to achieve an aggregate waiver of 0.10%, therefore, to the extent that the Distributor waives 12b-1 distribution fees and/or shareholder servicing fees, the total of such 12b-1 distribution and/or shareholder servicing fees will not exceed 0.15%.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the

Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), through current	69	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	69	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President, Retail Banking — IndyMac Bancorp, Inc., from September 1999 to August 2003; Retired	69	None

R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer —	69	Director — Conseco, Inc. (insurance)

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
		ING Americas, from 1999 to April 2003; and Non-Executive Director & Chairman — Conseco, Inc. (insurance), from September 2004 through current

John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007; retired	69	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Anthony M. Santomero (Born 1946) Trustee	Indefinite term; Trustee since January 2008	President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current	69	None

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	69	Board Member — Piedmont Natural Gas

Standing Committees

The Trust has three standing committees, including the Audit Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all not “interested” persons (as defined in the 1940 Act). The Audit Committee met on five occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested” persons (as defined in the 1940 Act). The Governance Committee met on three occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. The Investment Committee members are all not “interested” persons (as defined in the 1940 Act). The Investment Committee met on six occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended August 31, 2007

Name of Trustee	Aggregate Compensation from the Trust(a)	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees
Edward J. Boudreau, Jr.	$94,614	$133,100	(b)
William P. Carmichael	$109,271	$153,750	(c)
Minor M. Shaw	$93,726	$132,000	(d)
R. Glenn Hilliard	$86,013	$121,000	(e)
William A. Hawkins	$96,368	$135,600	(f)
John J. Nagorniak	N/A	N/A
Anthony M. Santomero	N/A	N/A

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)	Total compensation amount includes deferred compensation payable to Mr. Boudreau in the amount of: $30,688.
(c)	Total compensation amount includes deferred compensation payable to Mr. Carmichael in the amount of: $141,792.
(d)	Total compensation amount includes deferred compensation payable to Ms. Shaw in the amount of: $60,872.
(e)	Total compensation amount includes deferred compensation payable to Mr. Hilliard in the amount of: $111,594.
(f)	Total compensation amount includes deferred compensation payable to Mr. Hawkins in the amount of: $ -.

Columbia Funds Deferred Compensation Plan

Under the terms of the Columbia Funds Deferred Compensation Plan for Eligible Trustees (the Deferred Compensation Plan), each Trustee may elect, on an annual basis, to defer all or any portion of their compensation (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Columbia Funds. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Columbia Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee’s termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his/her deferral account, the balance of the deferral account will be distributed to his/her designated beneficiary in a lump sum as soon as practicable after the Trustee’s death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his/her deferral account, the balance of the amounts credited to his/her deferral account will be distributed to his/her designated beneficiaries over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2006

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.

California Tax-Exempt Reserves — A

Cash Reserves — C

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William P. Carmichael

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

Minor M. Shaw

California Tax-Exempt Reserves — A

Cash Reserves — E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — E

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

R. Glenn Hilliard

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

E
Tax-Exempt Reserves — A Treasury Reserves — A

William A. Hawkins	California Tax-Exempt Reserves — A Cash Reserves — A	E

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

John J. Nagorniak

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

Anthony M. Santomero

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Prime Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Christopher L. Wilson (Born 1957)	President	2004	President — Columbia Funds, since October 2004; Managing Director — Columbia Management Advisors, LLC, since September 2005; Senior Vice President — Columbia Management Distributors, Inc., since January 2005; Director — Columbia Management Services, Inc.,

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
			since January 2005; Director — Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director — FIM Funding, Inc., since January 2005; President and Chief Executive Officer — CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)	Senior Vice President, Chief Financial Officer and Treasurer	2000	Treasurer — Columbia Funds, since October 2003; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006; Vice President — Columbia Management Advisors, LLC, since April 2003; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)	Chief Accounting Officer and Assistant Treasurer	2004	Director of Fund Administration since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Joseph F. DiMaria (Born 1968)	Deputy Treasurer	2004	Director of Fund Administration since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Marybeth C. Pilat (Born 1968)	Deputy Treasurer	2007	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Kathryn Dwyer-Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003; Audit Senior, Deloitte & Touche, LLP (independent registered public accounting firm) prior to December 2002.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October 2002.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007

Assistant General Counsel, Bank of America since

March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) in and prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Julian Quero (Born 1967)	Assistant Treasurer	2003	Senior Compliance Manager of the Advisor since April 2002.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Fleet Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Fleet Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the

Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following describes the types and amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The Funds paid no brokerage commissions for the past three fiscal years. The Funds paid no brokerage commissions to affiliated broker/dealers for the past three fiscal years.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended August 31, 2007, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of August 31, 2007, the Funds owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of August 31, 2007

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Tax-Exempt Reserves	N/A	N/A
Cash Reserves	N/A	N/A
Connecticut Municipal Reserves	N/A	N/A
Government Reserves	N/A	N/A
Massachusetts Municipal Reserves	N/A	N/A
Money Market Reserves	N/A	N/A
Municipal Reserves	N/A	N/A
New York Tax-Exempt Reserves	N/A	N/A
Prime Reserves	N/A	N/A
Tax-Exempt Reserves	N/A	N/A
Treasury Reserves	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor pay significant amounts to certain financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries varies. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. As of November 1, 2007, the Board has authorized the Funds to pay up to 0.15% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ABR Retirement Plan Services, Inc.

•     Acclaim Benefits, Inc.

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     American Century Investments

•     Ameriprise Financial Services, Inc.

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Ceridian Retirement Plan Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     Compensation & Capital Administrative Services, Inc.

•     CompuSys Erisa Group of Companies

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Edgewood Services, Inc.

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     Invesmart, Inc.

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     Linsco/Private Ledger Corp.

•     M&T Securities, Inc.

•     Marquette Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Mid Atlantic Capital Corporation

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Principal Life Insurance Company

•     RBC Dain Rauscher Inc.

•     Robert W. Baird & Co., Inc.

•     Strong Funds Distributors, Inc.

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Gem Group, L.P.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and other Bank of America affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds)

attributable to the financial intermediary. The Distributor and other Bank of America affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Securities LLC

•     Banc One Investment Group, LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corporation

•     BMO Capital Markets Corp.

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citibank, N.A.

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Harris Corporation

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & SmithIncorporated

•     Money Market One

•     Morgan Stanley & Co. Incorporated.

•     National Financial Services LLC

•     Pershing LLC

•     PNC Bank, N.A.

•     Prudential Investment Management Services, LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Global Markets, LLC

•     SVB Securities

•     SunGard Institutional Brokerage Inc.

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Fund Management LLC

•     Wells Fargo Corporate Trust Services

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A	Class B	Class C	Class Z	Daily Class	Investor Class	Trust Class	Liquidity Class	Capital Class	Adviser Class	Institutional Class	G-Trust Shares	Retail A Shares	Marsico Shares
California Tax-Exempt Reserves					✓	✓	✓	✓	✓	✓	✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓			✓
Connecticut Municipal Reserves												✓	✓
Government Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Government Plus Reserves							✓	✓	✓	✓	✓	✓	✓
Massachusetts Municipal Reserves												✓	✓
Money Market Reserves							✓	✓	✓	✓	✓	✓	✓
Municipal Reserves				✓	✓	✓	✓	✓	✓	✓	✓
New York Tax-Exempt Reserves	✓				✓		✓		✓	✓	✓	✓	✓
Prime Reserves								✓	✓	✓	✓
Tax-Exempt Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Treasury Reserves	✓				✓	✓	✓	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’

debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Funds are entitled to receive any dividends or other distributions declared for the Funds. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the employment of the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases. Unusual market conditions, significant levels of redemption requests, a significant percentage of illiquid securities held by the Fund, or other factors may affect the Fund’s ability to pay redemption proceeds within the normal time period for payment stated in the Prospectus.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if they buy the shares within 365 days of selling Class A shares of the same Fund. This reinstatement privilege allows investors to invest up to the amount of the sale proceeds. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, the Distributor or their agents must receive written reinstatement requests within 365 days after shares are sold.

Contingent Deferred Sales Charges (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

IRS Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Funds’ discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value per share of the Funds will be determined (unless the Funds close earlier) as of the times outlined in their prospectuses.

Each of the Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity of 90 days or less. The Funds generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less. The Board has established procedures reasonably designed, taking into account current market conditions and each Fund’s investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board at such intervals as it deems appropriate to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, a Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund’s outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

With respect to Cash Reserves, Money Market Reserves and Prime Reserves (the “Specified Funds”), NB Funding Company LLC (the “Support Provider”), an affiliate of CMA, has entered into a Capital Support Agreement with Columbia Funds Series Trust (the “Agreement”). The Agreement establishes the basis for the Support Provider to make a capital contribution to a Specified Fund in order to prevent realized losses from the disposition of certain covered securities from causing the Specified Fund’s market-based net asset value (“NAV”) per share to fall below the Minimum NAV Per Share (as defined below). The amount the Support Provider could be required to contribute under the Agreement is presently limited to $189 million in the aggregate for the Specified Funds (the “Maximum Contribution Amount”). The contribution obligation under the Agreement is subject to certain allocation procedures and other conditions and restrictions. The obligation to make contributions under the Agreement terminates no later than December 13, 2008 or earlier upon the payment of the Maximum Contribution Amount. Each Specified Fund is required to sell any Covered Securities (as defined below) on the business day immediately prior to December 13, 2008; provided that a Fund is not required to complete any such sale if the sale would not result in the payment of a capital contribution. Bank of America Corporation has guaranteed to the Specified Funds the payment of any capital contribution that the Support Provider is obligated to make under the Agreement.

Subject to certain conditions, the Agreement requires the Support Provider to contribute cash in an amount necessary to prevent a Specified Loss (as defined below) from causing a Specified Fund’s market-based NAV per share to decline below specific levels set forth in the Agreement (the “Minimum NAV Per Share”). A “Specified Loss” is a loss arising from a disposition of a portfolio security that has been subject to a default or other event listed in Rule 2a-7(c)(6)(ii) under the 1940 Act (a “Covered Security”) at less than its amortized cost. A Specified Fund may also consider amounts potentially contributable under the Agreement (a “Potential Future Contribution”) as an asset of the Specified Fund in calculating its market-based NAV. Until the disposition of a Covered Security, the amount of such Potential Future Contribution may increase, decrease or be eliminated on any day the Fund calculates its market-based NAV per share as a result of changes in the market value of a Covered Security, or other factors, prior to the actual payment of the contribution by the Support Provider to the Specified Fund. The amount of such Potential Future Contribution and any actual contribution will be applied against the Maximum Contribution Amount.

As of December 28, 2007, Prime Reserves included a Potential Future Contribution in calculating its market-based NAV.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income and certain state taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address most state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws to their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described above) will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of a Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and, in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits, reduced by an interest charge on 50% of such earnings and profits, attributable to non-regulated investment company years. In addition, if a Fund which has previously qualified as a regulated investment company were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to re-qualify as a regulated investment company in a subsequent year.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income, (or, for Tax-Exempt Funds, distributable income) a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund. In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed index options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carry-forward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures and options contracts, may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” (as defined below) to fail to satisfy the applicable holding period requirements (as described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company accorded special tax treatment.

A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) or in REITs or qualified REIT subsidiaries that are taxable mortgage pools (“REIT TMPs”). Under recent IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly. Additionally, dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income” (as defined below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC (which generally includes not only stock but also an option to acquire stock, such as is inherent in a convertible bond under proposed Treasury Regulations), the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a regulated investment company. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Except for exempt-interest dividends (as defined below) paid out by the Tax-Exempt Funds, all distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction (discussed below) or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

If at the close of each quarter of its taxable year at least 50% of the value of the total assets of a Tax-Exempt Fund consists of securities generating interest exempt from federal tax under Section 103(a) of the Code, then the Tax-Exempt Fund may pass through to its shareholders the tax-exempt character of its income from such assets by paying “exempt-interest dividends”. Exempt-interest dividends are dividends paid by a regulated investment company that are designated as such in a written notice mailed to its shareholders. Exempt-interest dividends are not generally subject to federal income tax, but they may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. In particular, if a Fund invests in certain private activity bonds, certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

A shareholder who received Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. Tax exempt dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of a Tax-Exempt Fund’s income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. Gains realized by a Tax-Exempt Fund on sale or exchange of investments that generate tax-exempt income will be taxable to shareholders.

Further discussion of the rules applicable to Tax-Exempt Funds is provided below.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

In general, as long as a Money Market Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a long-term capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI. If a shareholder holds Tax-Exempt Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six-month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates

As of the printing of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of “qualified dividend income.”

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

The Funds generally are required to withhold, and remit to the U.S. Treasury, subject to certain exemptions (such as for corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind, but excluding exempt-interest dividends) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN), fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding or has underreported dividend or interest income, or if the IRS notifies a Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such accrued interest.

Foreign Shareholders

Very generally, for taxable years beginning before January 1, 2008 (subject to a potential one-year extension under proposed legislation), distributions properly designated by a Fund as “interest-related dividends” will be exempt from federal income tax withholding provided the Fund obtains a properly completed and signed certificate of foreign status from the foreign shareholder (an “exempt foreign shareholder”). Interest-related dividends are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust over which a U.S. court is able to exercise primary supervision and with respect to which one or more U.S. persons have authority to control substantial decisions), a foreign estate (i.e., an estate the income of which is not subject to U.S. tax regardless of source), or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). This tax generally will not apply to exempt-interest dividends from a Tax-Exempt Fund. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

As a Money Market Fund, each Fund does not expect to realize substantial capital gain, but no assurance can be given to this effect. If a Fund realizes any short-term capital gain with respect to taxable years of the Fund beginning before January 1, 2008 (subject to a potential one-year extension under proposed legislation), complex rules would apply to the qualification of Fund distributions as “short-term capital gain dividends” to foreign shareholders; therefore, foreign shareholders are urged to consult their own tax advisers and financial planners with respect to the particular tax consequences to them of an investment in a Fund.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related dividends or short-term capital gain dividends. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

Special tax rules apply to distributions that a qualified investment entity (“QIE”) makes to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of a U.S. real property interest (as defined in the Code). However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Special Tax Considerations Pertaining to All Tax-Exempt Funds

If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay exempt-interest dividends (as defined above). The Tax-Exempt Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest dividends.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”). Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent that a Tax-Exempt Fund invests in such private activity bonds, its shareholders will be required to report that portion of a Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their shares of a Tax-Exempt Fund’s expenses in computing their AMT. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder is included in the shareholder’s “adjusted current earnings” as part of its AMT calculation, and may also affect its federal “environmental tax” liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

The IRS is paying increased attention to whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Tax-Exempt Funds rely on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation from its issue date to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.

Special Tax Considerations Pertaining to California Tax-Exempt Reserves

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom, is exempt from income taxation by California (“California Exempt Securities”), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (“California exempt-interest dividends”). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. California Tax-Exempt Reserves intends to qualify under the above requirements so that it can pay California exempt-interest dividends.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of California Tax-Exempt Reserves is not deductible for California stated individual income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting California Tax-Exempt Reserves and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund’s distributions constituting California exempt-interest dividends is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Special Tax Considerations Pertaining to Connecticut Municipal Reserves

Dividends paid by Connecticut Municipal Reserves will not be subject to the Connecticut individual income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law (“Connecticut Obligations”) or from obligations the interest on which states are prohibited from taxing by federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut individual income tax, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut individual income tax who are required to pay the federal alternative minimum tax. Dividends paid by Columbia Connecticut Municipal Reserves, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

Special Tax Considerations pertaining to Massachusetts Municipal Reserves

Distributions by Massachusetts Municipal Reserves to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from a Fund’s other net investment income and net short-term capital gains (which may include exempt-interest dividends attributable to the Fund’s investments in municipal securities of other states) generally will be taxable at ordinary Massachusetts personal income tax rates. Except as noted earlier in respect of capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, generally the Fund’s capital gain dividends will be taxable by the Commonwealth as long-term capital gains. The Fund will mail a statement to its shareholders no later than 60 days after the close of its tax year showing which portion of the Fund’s distributions and capital gain dividends are exempt from Massachusetts personal income tax.

Distributions by Massachusetts Municipal Reserves to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The portion of the New York Tax-Reserves’ exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund’s distributions.

Tax-Exempt Shareholders

Under current law, the Funds generally “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if a Fund allocates excess inclusion income (discussed above) to such shareholder.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more (for an individual shareholder) or $10 million or more (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Additional Municipal Securities Risk

The Supreme Court has agreed to review an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bond funds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in a Fund. This also has the potential to cause a decline in the value of the municipal securities held by a Fund which, in turn, would reduce the value of a Fund’s shares. The Supreme Court heard oral arguments in the case in November 2007.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CALIFORNIA TAX-EXEMPT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	501,827,406.32	95.35%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	147,492,805.37	23.66%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	46,426,324.05	7.45%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	150,946,273.97	24.21%

CALIFORNIA TAX-EXEMPT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,566,278,778.00	99.98%

CALIFORNIA TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	589,884,017.08	99.16%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CALIFORNIA TAX-EXEMPT RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	197,719,342.55	97.06%

CALIFORNIA TAX-EXEMPT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	60,202,419.44	100.00%

CALIFORNIA TAX-EXEMPT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	150,946,273.97	95.23%

CASH RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	10,656,000,000	56.96%

CASH RESERVES — Adviser Class BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST DALLAS TX 75202-3920	4,460,664,860.00	23.84%

CASH RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,722,164,192.00	9.20%

CASH RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,561,778,995.	8.35%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,059,539,767.00	57.82%

CASH RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,291,279,197.00	18.77%

CASH RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	773,307,821.41	6.33%

CASH RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	18,367,909,011	99.99%

CASH RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	2,565,570,801.00	38.21%

CASH RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,942,501,842.00	28.93%

CASH RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,400,607,721.00	20.86%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Institutional Class BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3920	725,000,000.00	10.80%

CASH RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	103,640,618.23	9.47%

CASH RESERVES — Investor Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	462,929,424.21	42.29%

CASH RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	370,581,141.75	33.85%

CASH RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	121,568,164.08	11.11%

CASH RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	824,392,032.60	78.00%

CASH RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	106,000,000.00	10.03%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Liquidity Class NFS LLC FEBO DAVID D CASEY 15255 SWITZER RD OVERLAND PARK KS 66221-9551	96,794,180.95	9.16%

CASH RESERVES — Marsico Class UMB FUND SERVICES INC AS AGENT FOR MARSICO FUNDS INC 803 W MICHIGAN ST SUITE A MILWAUKEE WI 53233-2301	12,787,554.33	100.00%

CASH RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,417,370,026.00	96.90%

CASH RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	391,461,440.20	86.44%

CASH RESERVES — Class C CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	1,654,983.70	15.54%

CASH RESERVES — Class Z COLUMBIA MGMT DISTRIBUTORS, INC 100 FEDERAL STREET BOSTON MA 02110-1802	69,009,119.24	9.89%

GOVERNMENT RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	1,094,000,000.00	64.78%

GOVERNMENT RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	218,793,906.45	12.96%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	323,166,127.69	19.14%

GOVERNMENT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,331,784,988.00	63.67%

GOVERNMENT RESERVES — Capital Class CITIBANK N.A. FBO DCNAH ATTN: TERRI KEUM 111 WALL ST 15TH FLOOR NEW YORK NY 10005-3509	1,008,307,629.00	19.27%

GOVERNMENT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	344,689,272.43	6.59%

GOVERNMENT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	869,362,015.16	100.00%

GOVERNMENT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,051,347,245.00	66.74%

GOVERNMENT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	376,237,497.01	23.88%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROSA SANTIAGO MONEY MKT FUNDS 26 BROADWAY 13TH FLOOR NEW YORK NY 10004-1703	120,446,529.92	7.65%

GOVERNMENT RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	100,291,968.18	50.29%

GOVERNMENT RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	62,595,480.02	31.39%

GOVERNMENT RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	32,366,980.82	16.23%

GOVERNMENT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	559,269,960.41	70.28%

GOVERNMENT RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	223,000,000.00	28.02%

GOVERNMENT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	290,217,854.25	99.97%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Class A NFS LLC FEBO KATHERINE A BINDER WILLIAM P BINDER 90 CASCADE KY BELLEVUE WA 98006-1030	2,812,931.63	28.72%

GOVERNMENT RESERVES — Class A NFS LLC FEBO NFS/FMTC IRA FBO MICHAEL W ROCHE 6 OPEN TRAIL DR SANDWICH MA 02563-3119	1,175,455.24	12.00%

GOVERNMENT RESERVES — Class A NFS LLC FEBO CARLOS EXPOSITO 40 NW 124TH AVE MIAMI FL 33182-1234	1,128,838.87	11.53%

GOVERNMENT RESERVES — Class A NFS LLC FEBO WENDY M DONOHOE 3185 ADAMSWOOD DR SAN JOSE CA 95148-2707	978,367.57	9.99%

GOVERNMENT RESERVES — G Trust BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	255,046,809.10	98.27%

MONEY MARKET RESERVES — G Trust BANK OF AMERICA NA 411 N AKARD ST 6TH FLR DALLAS TX 75201-3307	689,636,945.30	95.39%

MONEY MARKET RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	7,431,000,000.	90.53%

MONEY MARKET RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	661,585,663.81	8.06%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MONEY MARKET RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	8,078,053,473.	63.77%

MONEY MARKET RESERVES — Capital Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYCARUSE NY 13057-1382	1,883,061,981.	14.86%

MONEY MARKET RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	976,913,712.66	7.71%

MONEY MARKET RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,388,062,305.	99.55%

MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR ALAMO HOUSING FINANCE CORP SERIES 2001 2001 BRYANT ST FL8 DALLAS TX 75201-3002	15,975,156.25	23.09%

MONEY MARKET RESERVES — Investor Class THE BANK OF NEW YORK CO OF FL AS TTEE FOR CAPITAL AREA HOUSING FINANCE CORP SER 2000-1 ATTN PEG MAKOWSKI 2001 BRYANT ST FL8 DALLAS TX 75201-3002	15,202,369.00	21.98%

MONEY MARKET RESERVES — Investor Class WELLS FARGO BANK TX NA TRUSTEE FOR HIDALGO/WILLACY ATTN CORPORATE TRUST-MELISSA SCOTT 505 MAIN ST STE 301 FORT WORTH TX 76102-5469	12,617,983.00	18.24%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR NORTEX HOUSING FINANCE CORP 2001-1 ATTN PEG MAKOWSKI 2001 BRYANT ST FL8 DALLAS TX 75201-3002	13,083,070.83	18.91%

MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR COASTAL BEND HOUSING FINANCE CORP SERIES 2001-1 ATTN PEG MAKOWSKI 600 NORTH PEARL ST STE 420 DALLAS TX 75201-4141	12,296,309.00	17.77%

MONEY MARKET RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,141,571,285.	78.77%

MONEY MARKET RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	296,000,000.00	20.42%

MONEY MARKET RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	64,324,129.84	92.05%

MUNICIPAL RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	536,000,000.00	56.17%

MUNICIPAL RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	349,860,436.84	36.66%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MUNICIPAL RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	64,671,984.260	6.78%

MUNICIPAL RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	2,255,677,576.	67.96%

MUNICIPAL RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	476,098,386.44	14.34%

MUNICIPAL RESERVES — Capital Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	319,212,555.49	9.62%

MUNICIPAL RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,583,275,696.	100%

MUNICIPAL RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	825,267,426.02	72.09%

MUNICIPAL RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	296,151,437.23	25.87%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MUNICIPAL RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	48,175,259.80	86.15%

MUNICIPAL RESERVES — Investor Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	6,851,709.9700	12.25%

MUNICIPAL RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	196,000,000.00	72.18%

MUNICIPAL RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	69,904,137.710	25.74%

MUNICIPAL RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	440,548,264.87	99.37%

NEW YORK TAX EXEMPT RES — Retail A Class DOMENIC J VIGLIOTTI PO BOX 205 SOMERS NY 10589-0205	37,024.98	55.63%

NEW YORK TAX EXEMPT RES — Retail A Class KELLY K PHILIP 14 HALL AVE LARCHMONT NY 10538-2929	29,532.21	44.37%

NEW YORK TAX-EXEMPT RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,075,647.49	61.58%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
NEW YORK TAX-EXEMPT RESERVES — Adviser Class NFS LLC FEBO PETER PATINELLA MARISA PATINELLA 45 PEALE RD MANHASSET NY 11030-2803	2,017,899.71	17.56%

NEW YORK TAX-EXEMPT RESERVES — Adviser Class NFS LLC FEBO BRIAN SIVIN MARNI SIVIN 1 SADDLE LN ROSLYN HTS NY 11577-2727	658,599.82	5.73%

NEW YORK TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	83,163,446.92	76.74%

NEW YORK TAX-EXEMPT RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	40,001,760.02	99.99%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	90,566,401.83	58.51%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	38,550,156.13	24.90%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306	17,205,748.57	11.12%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
NEW YORK TAX-EXEMPT RESERVES — Institutional Class CAPINCO C/O US BANK PO BOX 1787 MILWAUKEE WI 53201-1787	8,469,956.21	5.47%

NEW YORK TAX-EXEMPT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS, TX 75201-3307	43,106,301.99	100.00%

NEW YORK TAX-EXEMPT RESERVES — Daily Class FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	10,316.45	100.00%

NEW YORK TAX-EXEMPT RESERVES — G-Trust Class BANK OFAMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	17,548,587.01	100.00%

TAX-EXEMPT RESERVES — G-Trust Class BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	712,652,721.81	99.99%

TAX-EXEMPT RESERVES — Retail A Class STEPHEN D R MOORE PATRICIA MOORE JT TEN 10 BELLEVUE AVE CAMBRIDGE MA 02140-3614	1,495,896.57	9.12%

TAX-EXEMPT RESERVES — Retail A Class JOHN C STOWE C/O LUTCO BALL BEARINGS 677 CAMBRIDGE ST WORCESTER MA 01610-2631	1,012,740.23	6.17%

TAX-EXEMPT RESERVES — Retail A Class BACK BAY SHUTTER CO INC. 169 MERRIMAC STREET WOBURN MA 01801-1748	856,422.53	5.22%

TAX-EXEMPT RESERVES — Retail A Class PHILIP S. KASTEN & CAROLYN KOSS KASTEN JT TEN 6 AZALEA LANE NASHUA NH 03062-1894	856,560.06	5.22%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES —Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	23,816,602.80	43.64%

TAX-EXEMPT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	30,756,688.49	56.36%

TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	958,845,236.99	56.89%

TAX-EXEMPT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	407,442,269.66	24.17%

TAX-EXEMPT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	27,357,225.49	97.81%

TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	179,548,415.68	64.51%

TAX-EXEMPT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	96,871,640.03	34.81%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	418,398.88	10.43%

TAX-EXEMPT RESERVES — Investor Class NFS LLC FEBO JAMES E HOFFMAN NICHOLA J HOFFMAN 532 SHREWSBURY AVE OCEANPORT NJ 07757-1445	1,105,656.10	27.57%

TAX-EXEMPT RESERVES — Investor Class GILES C UPSHUR III 6601 RIVER ROAD RICHMOND VA 23229-8528	398,916.75	9.95%

TAX-EXEMPT RESERVES — Investor Class BANK OF AMERICA ESCROW AGT FOR YELLOW HOLDING INC & CONNEX NORTH AMERICA INC (SELF INSURANCE) 8757 GEORGIA AVE SUITE 1300 SILVER SPRING MD 20910-3756	238,773.754	5.95%

TAX-EXEMPT RESERVES — Investor Class BETTY U. BERG TRUSTEE 106 OVERCREST CIR BREVARD NC 28712-9389	212,308.81	5.29%

TAX-EXEMPT RESERVES — Investor Class ORIANA M MCKINNON 552 MOWBRAY ARCH NORFOLK VA 23507-2130	209,731.25	5.23%

TAX-EXEMPT RESERVES — Investor Class MARYLAND IMPORTS LIMITED ATTN: WILLIAM LANE 2700 CALVERT ST NW APT 818 WASHINGTON DC 20008-2663	204,184.72	5.09%

TAX-EXEMPT RESERVES — Liquidity Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	58,740,617.43	72.87%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	21,871,960.07	27.13%

TAX-EXEMPT RESERVES —Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	3,186,786,026.	99.07%

TAX-EXEMPT RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	14,258,004.08	91.12%

TREASURY RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	6,531,000,000.	68.70%

TREASURY RESERVES — Adviser Class BANK OF AMERICA OF TEXAS NA NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3920	1,890,032,011.00	19.88%

TREASURY RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	641,320,727.04	6.75%

TREASURY RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENE FIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	5,452,195,770.	42.52%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TREASURY RESERVES — Capital Class CITIBANK N.A. FBO DCNAH ATTN: TERRI KEUM 111 WALL ST 15TH FLOOR NEW YORK NY 10005-3509	2,021,182,925.	15.76%

TREASURY RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,788,948,704.	21.75%

TREASURY RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	979,933,789.30	99.94%

TREASURY RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,017,685,413.00	38.72%

TREASURY RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3RD FLOOR JERSEY CITY NJ 07306	574,580,198.16	21.86%

TREASURY RESERVES — Institutional Class BANK OF AMERICA OF TEXAS NA NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3908	815,000,000.00	31.01%

TREASURY RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	218,414,514.81	8.31%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TREASURY RESERVES — Investor Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3RD FLOOR JERSEY CITY NJ 07306	123,703,084.01	53.06%

TREASURY RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	63,357,268.38	27.17%

TREASURY RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	43,746,651.97	18.76%

TREASURY RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	698,134,135.05	83.60%

TREASURY RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	103,000,000.00	12.33%

TREASURY RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	855,163,367.96	99.43%

TREASURY RESERVES — Class A THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	571,769,392.88	97.05%

MASSACHUSETTS MUNI RESERVES — Retail A Class NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	116,356,676.01	95.07%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MASSACHUSETTS MUNICIPAL RESERVES — G-Trust Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	222,244,643.21	100.00%

CONNECTICUT MUNICIPAL RESERVES — G-Trust Class JOSEPH A GAROFOLI III SUSAN SHUSKUS GAROFOLI JTWROS 20 WHLAING RD DARIEN CT 06820-5930	8,283,739.05	27.50%

CONNECTICUT MUNICIPAL RESERVES — G-Trust Class NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH ST STATION NEW YORK NY 10005-3908	19,866,718.98	65.94%

CONNECTICUT MUNICIPAL RESERVES — Retail A Class BANK OF AMERICA NA 6th FLOOR 411 N AKARD ST DALLAS TX 75201-3307	229,991,674.00	99.57%

GOVERNMENT PLUS RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	21,271,032.50	100.00%

GOVERNMENT PLUS RESERVES — Capital Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	319,081,001.03	76.96%

GOVERNMENT PLUS RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	95,551,286.36	23.04%

GOVERNMENT PLUS RESERVES — G-Trust Class BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	200,971,059.48	92.59%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT PLUS RESERVES — Retail A Class CLIFFORD LAWTON KATHY A LAWTON 14 HICKORY HILL WAY WEST GRANBY CT 06090	964,714.22	10.31%

GOVERNMENT PLUS RESERVES — Retail A Class NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUND DEPT 5TH FLR ONE WORLD FINANCIAL CENTER 200 LIBERTYS STREET NEW YORK NY 10281-5503	715,801.38	7.65%

GOVERNMENT PLUS RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	50,982,500.39	100.00%

GOVERNMENT PLUS RESERVES — Liquidity Class FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	11,000.45	100.00%

PRIME RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	181,750,258.52	100.00%

PRIME RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	3,200,700,656.	55.60%

PRIME RESERVES — Capital Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	1,438,501,447.	24.99%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
PRIME RESERVES — Capital Class NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN: MIKE MCLAUGHLIN PO BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	680,461,465.28	11.82%

PRIME RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	431,846,872.86	99.70%

PRIME RESERVES — Liquidity Class FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	10,991.10	100.00%

As of November 30, 2007, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
California Tax-Exempt Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	2,855,709,544.00	69.96%

Cash Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	22,092,338,310.00	35.71%

Connecticut Muni Reserves	BANK OF AMERICA NA 6th FLOOR 411 N AKARD ST DALLAS TX 75201-3307	229,991,674.00	88.08%

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Government Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	4,586,378,320.00	41.78%

Government Plus Reserves	BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	520,052,060.51	72.91%

Massachusetts Muni Reserves	NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	116,356,676.01	33.76%

	BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	222,244,643.21	64.49%

Money Market Reserves	BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	7,727,000,000.00	28.95%

	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	13,269,272,728.00	49.72%

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Municipal Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	2,596,675,386.00	33.24%

	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FL CHARLOTTE NC 28255-0001	3,222,372,834.00	41.25%

New York Tax-Exempt Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	130,568,161.85	34.78%

	BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS, TX 75201-3307	143,818,335.92	38.31%

Prime Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FL CHARLOTTE NC 28255-0001	3,814,297,788.00	59.86%

Tax-Exempt Reserves	BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	4,858,283,985.00	79.75%

Treasury Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,809,336,045.00	27.44%

APPENDIX A—DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

•	AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

•	AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

•

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

•

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

•

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB — rating.

•

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

•

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

•	CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

•

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

A-1

•	CI rating is reserved for income bonds on which no interest is being paid.

•

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

•

SP-1. Notes rated SP — 1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

•	SP-2. Notes rated SP — 2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

•

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

•

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

•

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

•

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

•

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

A-2

•

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

•

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

•

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

•	MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•	MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

A-3

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

•

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

•

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

•

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

•

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

•

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

•

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

•

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

•	CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

•	C bonds are in imminent default in payment of interest or principal.

•

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

A-4

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

•	F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

•	F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

•

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

•

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

•

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

•	B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

•

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

•	D obligations are in actual or imminent payment default.

A-5

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

*Form N-PX

*ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the GWIM Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. Business groups to which this policy applies and CRM must adopt written procedures to implement the policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending June 30th.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when CMA expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where international issuers impose share blocking restrictions.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of achieving compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (e.g., Legal representative, Compliance Risk Management representative, GWIM Investment Operations representatives) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the GWIM Investment Operations Group will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B - Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent.

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

1	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

BAC as well as CMA have adopted various other policies and procedures that help reinforce this Policy. Please see the associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Adviser’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with the proxy vendor’s or a an individual client’s guidelines.

1.	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by the proxy vendor, or as specified by the client.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by the proxy vendor, or as specified by the client.

4.	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6.	Accounts Managed by CMA’s Quantitative Strategies Group. When an issue is held only within an account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by the proxy vendor or as specified by the client.

7.	Executive/Director Compensation. Except as provided in Appendix A, proposals relating to compensation of any executive or director will be voted as recommended by the proxy vendor or as otherwise directed by the Proxy Committee.

8.	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The GWIM Investment Operations Group is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The GWIM Investment Operations Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Proxy Guidelines; and (2) review of the fund website to ensure that annual reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Compliance Risk Management Conflicts Officer.

Monitoring/Oversight

The Compliance Assessment Team within Compliance Risk Management and the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than five years plus the current year. Records must be retained in an appropriate office of CM for the first two years.

CMA’s Proxy Voting Policy (Appendix A): CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that at least two-thirds of the Board of Directors are, presently or at any time during the previous three-year period, “independent” as defined by applicable regulatory and listing standards.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than three-fourths “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

¡	Whether the company has attained benefits from being publicly traded.

¡	Cash-out value

¡	Balanced interests of continuing vs. cashed-out shareholders

¡	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA will review, on a CASE-BY-CASE basis, proposals for Bylaw amendments giving minority shareholders the ability to call a special meeting of stockholders.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

¡	Credible reason exists to question:

■	The auditor’s independence, as determined by applicable regulatory requirements.

■	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

¡

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting a Closed-end Fund to an Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

¡	Change, without shareholder approval the domicile of the fund

¡	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

CMA’s Proxy Voting Policy (Appendix B): Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group [2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

Name:

Signed:

Date:

CMA’s Proxy Voting Policy (Appendix C): CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Cutoff Date and Meeting Date:

Proxy Agenda Item:

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (Check One):

            FOR

            AGAINST

            WITHHOLD

            ABSTAIN

Brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

APPENDIX C — DESCRIPTION OF STATE CONDITIONS

California

In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information relates specifically to California Intermediate Municipal Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although the Fund has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors. The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes.

During the economic boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California’s economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. For fiscal years ending June 2002, 2003 and 2004, revenue projections repeatedly proved too optimistic and shortfalls resulted. The State’s economy began to improve in 2004 and grew at a solid pace, resulting in General Fund revenues that exceeded 2005-06 Budget forecasts.

Beginning in fiscal year 2006-07, California’s economic expansion began to cool as growth in both wage and salary employment and taxable sales declined, the unemployment rate rose and new residential building permits dropped. According to the California Legislative Analyst’s Office (“LAO”), a nonpartisan agency, the key factors contributing to the economic slow down in California are high energy and gasoline prices and sharply declining real estate markets due to, in part, the State’s overheated housing market and, in part, the subprime mortgage market crisis that followed the early 2000s’ housing boom. The LAO, in its “California’s Fiscal Outlook” report published in November 14, 2007 (the “Fiscal Outlook Report”), predicts economic growth to continue to be slow through the first half of 2008, with recovery beginning later in the year and continuing into 2009.

Fluctuations in General Fund revenues are more pronounced than the volatility in California’s overall economy and more substantial than the revenue fluctuations in other states, according to a January 2005 study by the Legislative Analyst’s Office (“LAO”), a nonpartisan agency. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying structural budget imbalance whereby anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenue.

California’s personal income gained 6.5 percent in 2006, but is predicted by the LAO in its Fiscal Outlook Report to slow to 5.3 percent in 2007 and then 4.9 percent in 2008 before a partial rebounding to 5.4 percent in 2009. Taxable sales increased 3.9 percent in 2006 compared to an increase of 7.4 percent in 2005, but is expected by the LAO to increase by only 3.2 percent in 2007 followed by 3.8 percent in 2008 before firming up in 2009 to 4.7 percent. The pace of non-farm job growth slowed from a 2.1 percent year-over-year pace in the first quarter of 2006 to 0.7 percent during the 12 month period ending October 2007, which marks the first time since June 2004 in which the year-over-year pace of growth dipped below one percent. The State’s unemployment rate averaged 4.9 percent in 2006. In October 2007, the State’s unemployment rate was 5.6 percent, with only two out of eleven major industry sectors gaining jobs. The California Department of Finance noted that the housing slump contributed to nearly half of the job losses in October 2007. According to the LAO, California real estate-related industries, including developers, contractors, real estate agents, financial institutions, title companies and insurers, have in recent years accounted for approximately 15 to 20 percent of the State’s private sector economy.

Between 2001 and 2005, the State experienced an unprecedented boom in its real estate markets, fueled not only by rising demand for housing by California’s growing population, but, as the LAO noted, speculation by real estate investors and increased use of sub-prime mortgage loans and risky lending standards to facility home buying by marginally qualified purchasers. During this period, the median price for existing home sales more than doubled, from $262,420 in April 2001 to $542,720 in June 2005 and new home construction registered its highest levels in nearly 15 years.

Since mid-2005, however, the California real estate market has been experiencing a significant downturn triggered substantially by the meltdown in the sub-prime mortgage market, tightening credit standards, rising foreclosures, and burgeoning new home inventories. The housing downturn has placed significant downward pressure on California home sales, prices and construction. By October 2007, sales of existing single-family homes had declined for the eighth consecutive month-over-month period, down to 265,000 units on a seasonally adjusted annual rate basis, a decrease of over 40 percent from a year earlier, according to the California Association of Realtors. Weakening sales continue to depress the State’s median existing single-family home price, which had fallen from a record high of $597,640 in April 2007 to $497,100 in October 2007. Residential construction permitting during the first ten months of 2007 was down over 30 percent from the same months of 2006.

The reduction in home values, reduced home building and home sales, together with other economic factors such as rising energy and oil prices, have contributed to a slowdown in consumer spending, taxable sales growth and job growth in the State. The problems with subprime mortgages and the related financial market volatility, credit tightening and rising mortgage foreclosures have worsened the housing sector downturns and raised the risk of further deterioration in the State’s economy.

Bond Ratings. Three major credit rating agencies, Moody’s Investors Service, Standard and Poor’s (or S&P) and Fitch Ratings, assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In May 2006, Moody’s upgraded the credit rating of the State’s general obligation bonds from A2 to A1, because of a strong economy and growing tax revenue. Also in May 2006, S&P upgraded its rating from A to A+, citing California’s “strong economic growth in almost all sectors,” and its recent revenue surge, which led to a higher than expected general fund balance and reduced the State’s structural deficit. In June 2006, Fitch upgraded the rating of the same bonds from A to A+, citing the State’s continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. These ratings are the most currently available and it is not possible to determine whether or the extent to which Moody’s, S&P or Fitch will change such ratings in the future.

Notwithstanding the upgrades by the rating services, California’s general obligation bonds currently have lower ratings than all rated states other than Louisiana. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

State Finances. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State’s Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation. The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties (“SFEU”). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the Special Reserve Fund is dedicated to repayment of $11 billion of economic recovery bonds (ERBs), which were authorized by voters and sold in fiscal year 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations taken prior to June 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

Budget Process.

California’s fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor’s proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose balanced budgets, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all previous revenue sources, including prior year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits.

To pass a budget act requires a two-thirds vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetos are subject to override by a two-thirds vote in each house of the Legislature. Appropriations also may be included in legislation other than the annual budget act. Except for bills containing appropriations for K-12 schools or community colleges, which require only a simple majority vote, appropriating legislation must be passed by a two-thirds majority in the Legislature and signed by the Governor. Funds necessary to fulfill an appropriation need not be in the State Treasury at the time the appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Fiscal Year 2006-07 Budget.

The 2006-07 Budget Act, enacted on June 30, 2006 (the “2006-07 Budget”), projects revenues to increase 1.2 percent to $93.9 billion and expenditures to increase 9.5 percent to $101.3 billion. The 2006-07 Budget assumed that the State General Fund would end fiscal year 2005-06 with a positive reserve of $9.5 billion. The resulting shortfall between expenditures and revenues was expected to draw down the current year reserve to $2.1 billion at the end of fiscal year 2006-07. The spending growth reflects significant spending increases for a variety of State programs and repayments and/or prepayments of $2.8 billion on obligations incurred in prior years. Education received the largest funding increase, with the minimum guaranteed amount for 2006-07 fully paid, and $2.9 billion allocated to restore guaranteed amounts that were withheld to save money in 2004-05 and 2005-06. The 2006-07 Budget paid the Transportation Improvement Fund the full $1.4 billion of annual gasoline tax revenue owed under Proposition 42, and repaid $1.4 billion of borrowing and transfers withheld pursuant to cost avoidance mechanisms implemented in the 2003-04 and 2004-05 Budgets. The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion. The 2006-07 Budget did not include any significant tax changes.

Some of the revenue and cost-saving assumptions reflected in the 2006-07 Budget were uncertain at the time of enactment.

Fiscal Year 2007-08 Budget.

On January 10, 2007, Governor Schwarzenegger released his proposed budget for 2007-08 (the “2007-08 Governor’s Budget”). The 2007-08 Governor’s Budget proposed an increase in General Fund appropriations of one percent, from an estimated $102.1 billion in 2006-07 to $103.1 in 2007-08, while revenues are projected to increase 7.7 percent, from an estimated $95 billion in 2006-07 to $102.3 billion in 2007-08. The operating shortfall is expected to reduce the budget reserve from an anticipated balance of $2.9 billion at the end of fiscal year 2006-07 to $2.1 billion by the close of fiscal year 2007-08.

The 2007-08 Governor’s Budget proposes a significant increase in education spending over 2006-07, including a $3.1 billion increase for K-12 education and a $1.0 billion increase for higher education.

To maintain a budget reserve at the end of the 2007-08 fiscal year, despite expenditure growth of $1.2 billion, the Governor’s Budget includes $3.4 billion in cost-saving and revenue-generating solutions. The solutions include $496 million in reduced appropriations for the California Work Opportunity and Responsibility to Kids (CalWORKS) program, by suspending the July 2007 cost-of-living adjustment and eliminating the grant to children in families that are out of compliance with the program. Other features of the 2007-08 Governor’s Budget include appropriation of $13.7 billion of bonds approved by the voters in November 2006 as part of a $115.8 billion Strategic Growth Plan package.

On May14, 2007, Governor Schwarzenegger released his revised budget for 2007-08 (the “2007-08 May Revision”), which projected reduced revenues for fiscal years 2006-07 and 2007-08 combined, primarily as a result of weaker-than-expected collections of personal income taxes and sales taxes in April 2007. The 2007-08 May Revision estimates General Fund revenues and transfers of $101.253 billion and General Fund expenditures of $103.8 billion. State officials describes most General Fund spending as non-discretionary, required by federal or state law, binding labor agreements or court orders. Of the total spending proposed by the 2007-08 May Revision, $1.7 billion, or two percent, is dedicated to paying debt, and $1 billion, or less than one percent, is proposed for policy choices.

By statute, the 2007-08 Budget will include at least $1 billion to retire ERBs, and the Governor has proposed to allocate an additional $600 million to prepay a portion of the ERBs. If this proposal is enacted, the total set aside to repay the ERBs will equal $7.4 billion in the four years since the bonds were issued. The Department of Finance projects that the ERBs will be fully retired in November 2009, 14 years ahead of schedule.

Changes of the 2007-08 May Revision from the 2007-08 Governor’s Budget include restoring funding for school transportation, fully funding the Proposition 98 school funding minimum guarantee, redirecting gasoline sales tax revenues designated for transit uses to the General Fund and suspending the January 2008 cost-of-living increase for the supplemental security income programs. The 2007-08 May Revision estimates that the 2006-07 and 2007-08 fiscal years will end with a budgetary reserve of $4.4 billion and $2.2 billion, respectively. The net operating deficit in 2007-08 is estimated to be $1.4 billion, as adjusted for debt repayments, major non-structural costs and the recognition of a major one-time gain.

In the 2007-08 May Revision, the Governor proposed other revenue solutions, including selling the State student loan guarantor, Ed-Fund, to a private buyer for a one-time payment of approximately $1 billion. The Governor also proposed consideration of leasing the State lottery to private operators to improve lottery returns.

In its Overview of the 2007-08 May Revision, dated May 15, 2007, the LAO stated that the revenue and expenditure assumptions in the 2007-08 May Revision are generally reasonable, but that it did not make adequate provision for intervening events that would require increased expenditure or reduce revenue, including litigation and other risks. The LAO anticipates that General Fund expenditures will exceed revenues in 2007-08 by $3.5 billion, rising to over $5 billion in 2008-09, and that a pattern of shortfalls will continue in subsequent years. The LAO points out that as the housing market slows, cities and counties have less revenue to fund K-12 education, which means that the State’s obligation increases in order to maintain the funding levels guaranteed by Proposition 98.

Several features of the May Revision were uncertain at the time they were proposed. For example, the May Revision assumed that bond proceeds of $314 million would be derived from certain tribal gaming revenues. Lawsuits challenging the revenue-generating tribal gaming compacts have prevented the bonds from being sold.

The Governor signed the 2007 Budget Act on August 24, 2007 (the “2007-08 Budget”), which was substantially in line with the Governor’s proposals in the 2007-08 May Revision. The 2007-08 Budget assumes that the State General Fund will end the 2006-07 fiscal year with a positive reserve of $4.1 billion. The 2007-08 Budget calls for total expenditures of $102.3 billion from the General Fund with expected revenues of an equal amount, leaving an anticipated 2007-08 fiscal year end positive reserve of $4.1 billion. As signed by the Governor, the 2007-08 Budget reflects a 0.6 percent increase in expenditures over the 2006-07 fiscal year, while revenues are expected to rise 6.5 percent. The 2007-08 Budget assumes that the State will not issue ERBs or raise taxes.

Since the adoption of the 2007-08 Budget, however, the fiscal year 2007-08 budget situation has deteriorated by almost $6 billion according to the LAO. In its Fiscal Outlook Report, the LAO predicts that, absent corrective action, the State would end the current fiscal year with a $1.9 billion deficit rather than a budgeted reserve of $4.1 billion. According to the LAO, the State’s dimming fiscal outlook is due to the following key factors:

•

continued softness in the State’s economy driven primarily by depressed real estate market and high energy and gasoline prices, which the LAO predicts will reduce expected 2007-08 tax revenues by more than $2 billion;

•	lower property taxes due in significant part to the slumping real estate market, driving State General Fund spending on K-14 education upwards;

•	a likely delay in, and reduction in anticipated revenues from, the sale of EdFund;

•

delayed implementation of new tribal gaming compacts, which is anticipated to reduce 2007-08 General Fund revenues from tribal compacts by more than $200 million lower than projected by the 2007-08 Budget; and

•

increasing expenditures, including payment of a $500 million court judgment to the retired school teachers’ pension fund, anticipated increases in correctional officer salaries, and increased emergency firefighting costs incurred in combating the November 2007 wildfires.

In addition to a negative carry-in balance from fiscal year 2007-08, the LAO projects the State will face an $8 billion operating shortfall in fiscal year 2008-09 as revenues are projected to grow by 4.6 percent, hampered by the ongoing effects of the weakened economy, while expenditures are projected to grow by 7 percent, reflecting both cost increases in most State programs and the end of many fiscal year 2007-08 one-time budget solutions.

Future Budgets.

Actions taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures cannot be predicted. Among many other variables, a significant source of future liabilities is the post-employment health benefits that the State provides to its employees and their spouses and dependents. The State recognizes these costs on a “pay-as-you-go” basis, and the amount budgeted for these benefits has doubled to $1.1 billion in the five-year period between fiscal years 2002-03 and 2007-08. The long-term costs for post-employment benefits may negatively affect the State’s financial reports and impact is credit ratings if the State does not adequately manage these costs. It is anticipated that these costs will continue to grow in the future.

The State budget will also be affected by national and State economic conditions and other factors.

State Indebtedness.

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2007 Debt Affordability Report released in October 2007, the State Treasurer adopts an approach to measuring debt affordability fundamentally different than in prior years, which had measured affordability based upon a debt ratio of debt service payments as a percentage of General Fund revenues. The 2007 Debt Affordability Report concludes that the right amount of debt “is not indicated by any one ratio or percentage” and, instead, examines debt affordability from a public policy perspective. The State Treasurer predicts a $14.6 billion gap by the 2027-28 fiscal year between General Fund revenues and the combined costs of operating expenditures and debt service. This imbalance over the 20-year forecast period is equal, on average, to an annual General Fund revenue shortfall of 3.5 percent. The State Treasurer concludes that, although the 3.5 percent yearly shortfall should not be an insurmountable problem, the State will not be able to afford both debt service and operating expenditures for programs unless it addresses the substantial, persistent budgetary imbalance.

General Obligation Bonds. California’s capacity to issue general obligation bonds is described in the State constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond authorizing acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds be paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of November 1, 2007, the State had outstanding approximately $50.9 billion aggregate principal amount of voter-authorized general obligation bonds (including the $8.3 billion of ERBs), of which approximately $40.7 billion is payable primarily by the General Fund, and approximately $10.2 billion is payable from other revenue sources. As of November 1, 2007, there were unused voter authorizations for the future issuance of approximately $67.8 billion long-term general obligation bonds.

In response to the Governor’s proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions on the November 2006 ballot. The funds authorized by the four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security, (ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

An initiative measure authorizing $5.4 billion in bonds for water quality and flood control also was approved by voters on the November 2006 ballot. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State issued the first $250 million tranche in October 2007. Proceeds of the initial issuance will be used to fund more than $200 million in new research grants and pay off $48 million in outstanding bond anticipation notes incurred to support the research while litigation was pending.

Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $2.5 billion principal amount of general obligation commercial paper notes may be outstanding at any time. As of September 1, 2007, the State had $16.0 million aggregate principal amount of general obligation commercial paper notes outstanding.

Lease-Revenue Bonds. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.6 billion General Fund-supported lease-revenue debt outstanding at November 1, 2007. On May 3, 2007, Governor signed legislation authorizing the issuance of up to $7.4 billion lease revenue bonds to finance construction of state prisons, county jails and local re-entry facilities. On October 11, 2007, a Superior Court judge dismissed a lawsuit challenging the legality of the proposed financing.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $49.7 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of June 30, 2007.

Future Issuance Plans. In light of significant new authorizations for State bonds, the State expects the volume of general obligation bonds and lease revenue bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. The State Treasurer’s Office estimates issuance of new general obligation and lease-revenue bonds in fiscal year 2007-08 will be approximately $8.5 billion, of which $1.5 billion has been issued through November 15, 2007. Based on existing Legislative appropriations and current projections of program needs, the State’s Department of Finance has estimated that annual new money issuance for these obligations in the four fiscal years from 2008-09 to 2011-12 will total approximately $12 billion, $16 billion, $12 billion, and $8 billion, respectively. The foregoing estimates may be higher if the voters or the Legislature approve additional new bond authorizations. The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs, interest rate and other market conditions at the time of issuance.

Governor Schwarzenegger is promoting a $4 billion bond proposal for building dams, for presentation to voters in 2008. A $9.95 billion bond measure for high speed rail projects was moved from the November 2006 ballot to the 2008 general election. The Governor has proposed to defer the light rail bond measure indefinitely.

Economic Recovery Bonds. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, the ERBs are secured by the State’s full faith and credit. The State issued $10.9 billion principal amount of ERBs, which resulted in net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year. The State may issue the remainder of the authorized ERBs at any time in the future, but the 2007-08 Budget assumes no ERBs will be issued in fiscal year 2007-08. The State retired early approximately $1.7 billion of the ERBs during fiscal years 2005-06 and 2006-07, and anticipates that approximately $2.6 billion of the ERBs will be retired in fiscal year 2007-2008, including almost $2.2 billion in early prepayments.

Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement with four major cigarette manufacturers, which agreed to make payments to the State in perpetuity. In 2002, the State authorized the sale of revenue bonds secured by the tobacco settlement revenues. On March 14, 2007, the State completed a refinancing of the bonds, which included a covenant that the Governor will request a General Fund appropriation to pay debt service and related costs if revenues fall short. The Legislature is not obliged to make a requested appropriation, and the tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions. The refinancing generated additional proceeds of approximately $1.26 billion for General Fund purposes.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State issued $7.0 billion of revenue anticipation notes in November 2007, which must be repaid by the end of fiscal year 2007-08, in order to maintain adequate reserves to manage the State’s cash flow requirements during the fiscal year.

Inter-fund Borrowing. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of October 31, 2007, there were approximately $13.5 billion of outstanding loans from the SFEU or other inter-fund sources to the General Fund.

Tax Revenues.

The State’s major tax revenue sources are personal income tax, sales tax, corporation tax, and insurance tax. The personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It it is imposed on net taxable income, with rates ranging from 1.0 percent to 9.3 percent. The personal income tax structure is considered to be highly progressive. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, contributes volatility to personal income tax receipts, accounting for as much as 24.7 percent and as little as 7.3 percent of General Fund revenues in the last 10 fiscal years. The 2007-08 May Revision estimates that capital gains and stock option tax receipts will account for 15.3 percent of General Fund revenue and transfers in 2006-07 and 15.1 percent in 2007-08.

The sales tax is imposed on most retail sales and leases, subject to a number of exemptions. The base state and local sales tax rate is 7.25 percent, but is higher in certain local jurisdictions.

Corporation tax revenues are comprised of the franchise tax and corporate income tax, which apply to businesses doing business in California or deriving income from California sources, is levied at 8.84 percent rate on apportioned by formula to the State of California. Banks and other financial corporations are subject to the franchise tax plus an additional 2 percent tax on net income. California has an AMT similar to federal law. Subchapter S corporations are taxed at 1.5 percent of profits. Limited liability companies are subject to fees, one of which has been under constitutional challenge. If these fees are held unconstitutional, potential refunds are estimated at up to $1.04 billion in 2007-08 and up to $260 million in 2008-09, with annual losses of up to $340 million in 2008-09 and increasing amounts in future years.

California no longer has an estate tax as of 2005.

Constitutional, Legislative and Other Factors. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, and added complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

The primary units of local government in California are the 58 counties, which are responsible for the provision of many basic services. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained by a number of propositions.

The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at roughly one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on change in ownership (subject to certain exceptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner’s acquisition, the amount of tax on comparable properties varies widely.

Proposition 4 or the “Gann Initiative” (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs.

In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

In 1996, California voters approved Proposition 218 to amend the California Constitution to include some of the statutory amendments enacted pursuant to Proposition 62 (Cal. Const. Arts. XIIIC and XIIID). Proposition 218 requires a majority of a local entity’s electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity’s electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any special tax increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local government entities may have their ratings reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

The fiscal relationship between the State and cities and counties changed in 2004, with the enactment of Proposition 1A and related legislation. Among other things, Proposition 1A limits the State’s access to local government revenue sources by placing hurdles to the State’s ability to borrow such revenues. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. The State’s authority to mandate activities on cities, counties and special districts is, as of fiscal year 2005-06, conditioned on the State providing funding for such activities. Mandates without funding are suspended and the local governments need not comply. Proposition 1A further requires the State to reimburse local governments for mandated costs incurred prior to the 2004-05 fiscal year, beginning in 2006-07 over a period of 15 years. The estimated remaining claims for mandated costs is $1.0 billion.

Other litigation and initiatives complicate the State’s ability to spend tax revenue.

In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the constitutional guarantee. This suspended amount was fully paid in 2005-06. However, subsequent growth in General Fund revenues increased the 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the 2005-06 funding level was also affected by the increased revenues and was $1.1 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. The unpaid additional funding requirements were the subject of a lawsuit by the California Teachers Association, which has been settled. The State agreed to require the $2.8 billion obligation with a $300 million payment in fiscal year 2007-08 and further annual payments of $450 million beginning in fiscal year 2008-09 until the entire obligation is repaid. After estimated and proposed payments in 2006-07 and 2007-08, the total estimated maintenance factor balance will be $65.5 million at the end of fiscal year 2007-08. This maintenance factor balance is required to be restored in future years as economic conditions improve.

In addition, the Legislature had deferred payments of an additional shortfall of $1.4 billion below the amounts required by Proposition 98 in fiscal years 1995-96, 1996-97, 2002-03 and 2003-04 due to changes in various Proposition 98 minimum funding formula factors applicable to those years. These settle-up obligations are to be repaid in annual increments of $150 million beginning in fiscal year 2006-07.

Noting concerns about the uncertainty of the economy and in particular, General Fund revenues, the Legislature as part of the 2007-08 Budget, chose to fund the Proposition 98 guarantee for 2006-07 at a minimum level of $55 billion, which is $411 million lower than the Governor’s proposal in the 2007-08 May Revision. If the final calculations for the 2006-07 guarantee amount (which is expected to occur over the next two years) show that a higher amount was needed than the Legislature appropriated, additional settle-up funds will have to be paid in the future.

In March 2007 the Governor received a series of reports on the financing and governance of K-12 public education in California and the quality of teachers and administrators. The reports included recommendations for increased education funding levels. The Governor has stated that he believes reform is needed to make better use of existing resources. As of November 2007, there has been no commitment to provide any additional funding beyond that which is required by the State’s constitution.

With a ballot initiative in November 2004, voters approved surcharge of one percent on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of State revenues, because it may impede adjustments to the progressive structure of the State’s personal income tax.

More recently, in November 2006, voters approved Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Additionally, a proposed initiative measure has qualified for the February 5, 2008 statewide election which would, among other things, modify Proposition 98 to create a separate funding guarantee for community colleges, different from the funding guarantee for K-12 schools.

The full impact of enacted propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

Effect of Other State Laws on Bond Obligations. Some of the tax-exempt securities that a series of the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

Litigation. The State is involved in certain legal proceedings (described in the State’s recent financial statements). Some of these have been recently decided against the State, including a judgment requiring the State “pay more than $500 million to the retired school teacher’s pension fund, after the Court of Appeals had affirmed on August 30, 2007 a trial court’s judgment finding unconstitutional a statute that deferred the amount of the State’s obligation for the fiscal year 2003-04. Payment of $500 million has been made; however, the State may seek further review of the decision with respect to the amount of interest that is required.” The State is also subject to several lawsuits concerning deficiencies in its prison system, has already spent $1 billion to address inmate requirements, and could be ordered to spend hundreds of millions of dollars in the future.

Additional pending suits may cause the State to incur judgment costs in the future or inhibit the State from raising revenues. For example, a series of tax cases challenging the State’s methods of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. The State’s proposal to issue bonds to fund all or a portion of the State’s pension obligations has been finally rejected by the California courts. More recently, on September 6, 2007, a lawsuit was filed challenging the use in the 2007-08 Budget of about $1.188 billion from the Public Transportation Account (derived from sales taxes on motor vehicle fuels) to pay for certain transportation-related costs previously paid from the General Fund.

The State is also subject to penalties if it fails to meet the conditions attached to federal funds. For example, California’s welfare caseload is subject to a 50% work participation level beginning in federal fiscal year 2007, but considerable improvement in work participation rates must be achieved to avoid penalties, which could cost the state and counties more than $1.5 billion over a five-year period. The 2007-08 May Revision proposes major changes to emphasize work participation and better align the State and counties with federal work requirements.

Recent Developments Regarding Energy. The stability of California’s power grid and its transmission capacity remains of concern. Record heat waves in the summer of 2006 resulted in transmission emergencies, which prompted cuts to certain volunteer customers but avoided rotating blackouts. In 2000 and 2001, at the height of California’s energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California’s supply of electric energy has been augmented by net new capacity, transmission lines have been upgraded, and new technology is being implemented to improve supply management.

Oil prices experienced a share rise during 2007 and recently reached record highs. The average price for regular-grade gasoline in the State has hovered above $3 per gallon for much of 2007. Paying more for fuel can hurt corporate profit and pinch consumer spending, thereby reducing the State’s tax revenues. Rising fuel costs could also significantly disrupt economic activity in general and place upward pressures on inflation.

Natural gas prices in California are not regulated and therefore may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, a significant part of which is fueled by natural gas.

California’s Global Warming Solutions Act of 2006 requires the State to reduce greenhouse gas emissions by 2020. Policies to implement this mandate are currently under evaluation. California’s electricity sector is expected to face particular challenges in reducing emissions, in part because a significant percentage of electricity consumed by Californians is generated by coal-fired plants outside the State. A proposition seeking to end California’s ban on building new nuclear energy plants has been submitted for certification by the Attorney General for inclusion on a 2008 ballot.

The cost and availability of electricity, oil, gas, and other energy sources is a relevant factor to the State’s economic growth potential. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, and that could in turn affect State and local revenues.

Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damaged to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.

Fire. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. The State has proposed exacting user fees to allocate the cost of wildfire containment to private landowners and to cities and counties. In October 2007, President Bush declared a state of emergency in seven Southern California counties, including San Diego, Orange, Los Angeles and San Bernardino counties, following several large wildfires that ravaged the region. The fires destroyed more than 1,500 homes, prompted mass evacuations in San Diego county, the region hardest hit by the fires, and caused property damage estimated to exceed $1 billion. In November 2007, a wildfire in Malibu destroyed more than 50 homes. Over the past years, other large wildfires have burned in Southern California counties, including in 2003 and 2005. Southern California has experienced a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire.

Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. Court decisions have clarified State liability for flood damage. On February 27, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood

Control System. These emergency repairs are expected to cost approximately $200 million, some or all of which may be reimbursed by the federal government or from bond funds. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

Connecticut

The following information, based on information publicly available as of December 6, 2007, is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors.

State Economy

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York City. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period from 1940 to 1970, and slowed substantially during the past three decades. Connecticut had a population count of 3,405,565 in April 2000, an increase of 118,449, or 3.6%, from 1990. The mid-2006 population in Connecticut was estimated at 3,504,809, up 0.1% from a year ago, compared to increases of 0.1% and 1.0% for New England and the United States, respectively. The State has extensive transportation and utility services to support its economy.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated slower output growth in the early 2000s, but expanded at a healthy pace in 2005, surpassing the New England growth rate and following just below the national growth rate (2.3% growth to 3.6% growth, respectively). Employment has gained approximately 30,740 jobs by the second quarter of 2006 since it bottomed out in the third quarter of 2003 and the unemployment rate has generally been lower than the national rate.

State Budgetary Process

The State’s fiscal year begins on July 1 and ends June 30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

State General Fund

The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds.

The State Constitution provides that any resulting unappropriated surplus shall be used to fund a budget reserve fund, to reduce bonded indebtedness or for any other purpose authorized by at least three-fifths of each house of the General Assembly. The Connecticut General Statutes provide that the Treasurer shall transfer any unappropriated surplus in the General Fund to a budget reserve fund, unless otherwise directed by law. When the amount in the budget reserve fund in any fiscal year equals 10% of the net General Fund appropriations, no further transfers shall be made by the Treasurer.

Budget for Fiscal Years 2007-2008 and 2008-2009. In a June Special Session, the General Assembly passed and the Governor signed into law Public Act No. 07-1, An Act Concerning the State Budget for the Biennium Ending June 30, 2009, and Making Appropriations Therefor (the “Act”). The Act provides for a two-year state budget totaling $36 billion dollars (‘Budget”) with $17.59 billion in Fiscal Year 2008 (which is an 8.6 % increase), and $18.41 billion in Fiscal Year 2009 (which is a 4 % increase). $136 million of the Budget is dedicated to the “Rainy Day” budget reserve fund.

The Act provides a number of increases. There is a 16% increase in special education excess cost funding for towns. The State will increase aid to communities by $7 million dollars, which will come from the State’s share of slot machine revenues from casinos owned by the Mashantucket Pequot and Mohegan tribes. The Budget also provided for several increases in Medical Reimbursements: 10% for hospitals, 50% for physicians; 40% for clinics; 40% increase for dental and eye care; and 20% for personal care assistants. The Budget also provided for increases in health related services: 3.5% increase in funding for Managed Care Organizations that provide medical coverage for children from needy families under the State’s HUSKY Plan; 3% increase in funding for nursing homes and nonprofit group home providers in the first year of the two-year budget only; 3% increase in funding for home care for elderly persons who continue to live at home rather than being hospitalized in nursing homes; $20 million increase in funding for dentists who provide dental care to children from low-income families under the HUSKY dental plan; $4.5 million increase in funding for federally qualified health clinics; and $30 million increases in funding for the distressed hospitals pool.

In addition, the Act contains the largest increase in Connecticut’s history for education funding — $261 million over two years. Of the money dedicated towards education, $24 million will be directed to Independent College Student Grants, and $300 million of state surplus funds set aside for the Teachers’ Retirement Fund.

The Budget also provided for several increases in taxes. The Cigarette Tax increase is expected to result in a General Find revenue gain of $86.4 million and $82.8 million in fiscal years 2008 and 2009 respectively. The Real Estate Conveyance Tax extends the 0.25% municipal real estate conveyance tax (which was scheduled to drop from 0.25% to 0.11% on July 1, 2007) until July 1, 2008, which will result in a one-time municipal revenue gain of between $40 and $45 million.

The Budget mitigates expected revenue losses with respect to various energy incentives. The Sales Tax Exemption for Energy Efficient Appliances, which provides for sales tax exemption for household appliances, has been shortened from June 30, 2008 until September 30, 2007. This earlier termination dates is expected to result in a $7.0 million revenue loss, instead of the expected $22.7 million loss. In addition, the $10 million cap on the Fuel Oil Conservation Program, which requires the establishment of fuel oil conservation programs, has been reduced to $5 million stating in Fiscal Year 2010.

The Budget also provides that $85 million from the projected General Fund for the fiscal year 2007 surplus will defease State rate reduction bonds that mature after December 30, 2007.

State Debt

Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters.

Types of State Debt. Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from the specified revenues and other funds, which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Statutory Authorization and Security Provisions for State Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of February 1, 2007, there was $9.685 billion of direct general obligation bond indebtedness outstanding.

There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Statutory Debt Limit for State Direct General Obligation Debt. Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amounts of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, certain items are excluded or deducted, such as refunded indebtedness and borrowings payable solely from the revenues of a particular project. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above.

Under the Connecticut General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects. As of February 1, 2007, the State’s aggregate indebtedness was below 80% of the statutory debt limit.

Ratings. The State’s most recent tax-exempt general obligation bond issue (December 12, 2007) was rated Aa3 by Moody’s Investors Service, AA by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. and AA by Fitch Ratings. There can be no assurance that these ratings will remain in effect in the future.

Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by special taxes or revenues pledged to certain of such funds. In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. These quasi-public agencies are not departments, institutions or agencies of the State. They are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State and whose exercise of authority granted to them is deemed to be the performance of an essential public and governmental function. These organizations provide a wide range of services that might otherwise be provided directly by the State. Among the public authorities are: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority, and the Capital City Economic Development Authority. Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a special capital reserve fund for which the State has limited contingent liability. The State has also undertaken certain limited or contingent liabilities to assist municipalities. The State has made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service loans to finance child care facilities and has certain other contingent liabilities for future payments.

Litigation

The State, its officers and employees, are defendants in numerous lawsuits, many of which normally occur in government operations. The final outcomes of most of these legal proceedings are not, in the opinion of the Attorney General, either individually or in the aggregate likely to have a material adverse impact on the State’s financial position. There are, however, several legal proceedings which, if decided adversely against the State either individually or in the aggregate may require the State to make material future expenditures or may impair revenue resources. It is neither possible to determine the outcome of these proceedings nor to estimate the possible effects adverse decisions may have on the future revenue sources of the State.

Local Government Debt

General. Numerous governmental units, including cities, towns and special taxing districts, issue general obligation bonds backed by their taxing power. Under the Connecticut General Statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income taxable at limited amounts. Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

	Debt Category	Multiple
(i)	all debt other than urban renewal projects, water pollution control projects, school building projects and funding of an unfunded past benefit obligation	2 1/4
(ii)	urban renewal projects	3 1/4
(iii)	water pollution control projects	3 3/4
(iv)	school building projects	4 1/2
(v)	funding of an unfunded past pension benefit obligation	3
(vi)	total debt, including (i), (ii), (iii), (iv) and (v) above	7

Massachusetts

Columbia Massachusetts Municipal Reserves’ ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund’s shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states, although this risk is low for a money market fund. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer’s ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The following section relates specifically to New York Tax-Exempt Reserves. The information about New York State (the “State”) and its municipalities, including, in particular, New York City (the “City”), constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all conditions that may adversely affect issuers of New York municipal bonds. This summary derives from official statements used in connection with the preparation of State and City budgets and the issuance of municipal bonds by the State, the City and other municipalities, from the official updates to such statements, and from other publicly available documents.

We have not independently verified this information and assume no responsibility for its completeness or accuracy.

The following synopsis does not include all of the information pertaining to the budget, receipts and disbursements of the State or the City that would ordinarily be included in State- or City-issued public documents, such as an official statement prepared in connection with the issuance of State general obligations bonds. Such official statements, and any related updates or supplements, are available by request from the State budget office or at websites maintained by State and City agencies.

New York State Economy — Special Considerations

For the first half of calendar year 2007, the State economy was expanding, supported by above-trend national growth rates. Since then, the State has felt the effects of the national economic slowdown in the form of lower State growth rates than the State Division of the Budget’s (the “DOB”) had initially projected. Forecasts for wages in finance and insurance sectors are less optimistic than previously, taking into account the losses that financial firms affected by the credit dislocation in the subprime housing market posted for the third quarter. Credit market turmoil and declining financial sector profits have had, and will continue to have, a disproportionate effect on the downstate economy. This slowdown is expected to last at least through the end of 2008, according to the November 15, 2007 Update to the Annual Information Statement for the State of New York (the “Information Statement Update”, amending the May 8, 2007 Annual Information Statement, the “Information Statement”). The DOB does not, however, expect the slowdown to turn into a recession.

The national economic forecast affects the State in other ways, as well. For example, higher energy prices and global instability continue to present significant risks to equity market performance. Rising costs of oil may create significant inflationary pressure on prices for other goods and services. Inflation and interest rates that are higher than the national average currently challenge, and will continue to challenge, the State’s ability to balance its budget in the upcoming year.

In addition to the risks associated with the national economic forecast, there are also risks specific to the State economy. The City is the nation’s leading center of banking and finance. As a result, the banking and finance sectors are far more important to the economic well-being of New York State than that of other states or the nation as a whole. And given that Wall Street bonuses comprise a large component of the State’s personal income tax collections, weaker-than-expected financial market performance will result in less growth in revenue from bonus payments this fiscal year, the DOB anticipates.

Finally, national and State officials continue to warn of the possibility of additional terrorist attacks. The State is especially vulnerable due to its high visibility symbolic targets, as well as its concentration of wealth and population.

Many other complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s financial planning. These forces may impact the State unpredictably from fiscal year to fiscal year and are, in turn, impacted by governments, institutions, and events that are not subject to the State’s control. The State’s budget is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of changes in the national and State economies.

New York State Budgetary Outlook

The State’s current fiscal year began on April 1, 2007 and ends on March 31, 2008 (“State Fiscal 2007-08”, and each such April 1 to March 31 cycle a “State Fiscal Year”). For the third consecutive year, the Governor and the State Legislature enacted an on-time budget for State Fiscal 2007-08 (the “Enacted Budget”). The DOB is responsible for preparing the State Fiscal 2007-08 Enacted Budget Financial Plan (the “Enacted Plan”), evidencing the actions of the Legislature and Governor of the State through April 1, 2007. The DOB also issues an updated financial plan, this year published on October 30, 2007 (the “Updated Plan”), which includes updated estimates for State Fiscal 2007-08, and projections for State Fiscal 2008-09 through State Fiscal 2010-11.

The Enacted Plan and Updated Plan contain estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are premised upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, changes in federal law and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Plan.

The State accounts for income and spending by fund where the activity takes place (such as the General Fund and All Governmental Funds), and purpose (such as state operations). The General Fund receives the largest portion of State tax revenue and all income not earmarked for a particular program or activity. It is used to account for all financial transactions except those that State law mandates separate accounting for in a specialized fund. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. Since the State Constitution requires the General Fund to be balanced on a cash basis, the Enacted and Updated Plans focus discussion and analysis on the General Fund.

The All Governmental Funds category covers activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. Estimates for the All Governmental Funds pool State funds and federal grants across the four fund types, providing the most comprehensive view of the State’s finances. They exclude Fiduciary, Internal Services and Enterprise Funds.

Overview. The Updated Plan does not revise the Enacted Plan’s projection of a balanced General Fund budget in State Fiscal 2007-08. The DOB has, however, increased its estimate of the General Fund current services budget gap from $3.6 billion to $4.3 billion in State Fiscal 2008-09, and projects a $6.2 billion budget gap in State Fiscal 2009-10. The revised numbers take into account downward revisions in forecasted General Fund tax revenues. These revenues are expected to be down by $700 million from those predicted in the Information Statement, for the current State Fiscal Year by $800 million for State Fiscal 2008-09, and by $1 billion for State Fiscal 2009-10.

At the same time, certain expenditures have increased. Expenditures for employee pensions have increased because of obligations to satisfy settlements reached in State collective bargaining efforts earlier in the State Fiscal Year. Compliance with increased court-ordered funding for the City’s public schools due to the 1995 decision in Campaign for Fiscal Equity, Inc. et al, Supreme Court New York County (the “CFE Case”) will also add to State expenditures in the coming years. That judgment requires additional commitments to capital and operating expenses of school districts.

The DOB has also revised All Governmental Funds receipt estimates for the current State Fiscal Year downward by $1.1 million to $117 billion from earlier Enacted Plan projections reported in the Information Statement. Total projected All Governmental Funds receipts for the current State Fiscal Year, however, still represent an increase of $4.8 billion, or 4.3%, above State Fiscal 2006-07 results. The DOB expects receipts to continue rising in State Fiscal 2008-09 to $122 billion, but remain relatively flat at $126 billion in State Fiscal 2009-10.

In parallel with national trends, the downward revision in projected revenues from earlier in the State Fiscal Year reflects weaker-than-expected performance on Wall Street resulting from an ailing subprime mortgage market and the associated slowdown in the housing sector. The Information Statement Update notes that it has become increasingly apparent that a troubled housing market will have a significant negative impact on the New York State economy.

To help balance future budgets, the Enacted Plan established a flexible reserve fund, as it has in prior years, with the projected set-aside amount for the flexible reserve fund initially projected to be $1.2 billion this year. The Updated Plan now anticipates allocating this flexible reserve amount to guard against likely multi-year risks, including collective bargaining costs.

General Fund. Earlier this fiscal year, the DOB projected that the State would end State Fiscal 2007-08 with a General Fund balance of $3.0 billion. The Updated Information Statement now projects a year-end balance of $2.8 billion, a downward revision of about $283 million. This $283 million difference reflects the planned use of the $250 million Debt Reduction Reserve and $33 million from prior year reserves to factor in a downward adjustment of revenue forecasts by $609 million and cost increases of $580 million.

Looking ahead to State Fiscal 2008-09 and 2009-10, General Fund revenue forecasts have been revised down by $602 million and $863 million, respectively. State Fiscal 2008-09 revenue declines, however, are partially offset by $385 million in lower spending, while two years out, lower projected revenues will be partly offset by $464 million less in spending. The anticipated budget in each of these two State Fiscal Years has been revised to set aside $405 million of existing reserves to guard against likely multi-year risks, rather than using them to lower the current-services budget gaps as originally planned for in the Enacted Plan. Current estimates do not incorporate any new proposals to control spending that are likely to be part of any balanced budget submission in State Fiscal 2008-09 and future years.

Lower expected revenues primarily reflect slower growth in tax receipts as a result of a less active financial sector; legislative changes, including increased State payments to public housing authorities and other changes; and delays in the collection of certain taxes. The Updated Plan projects that in the present State Fiscal Year, net personal income tax (“PIT”) collections for the General Fund will be down $243 million to $22.7 billion from the prior year. They are, however, expected to increase by $1.244 billion to $23.9 billion in the coming State Fiscal Year, and again by $2.5 billion to $25.5 billion in State Fiscal 2009-10.

Downward revisions in spending principally result from lower-than-projected Medicaid expenditures by $556 million in State Fiscal 2007-08, due to lower caseload and service use, as well as from delayed federal implementation of new initiatives and rate changes that call for increased State payments to hospitals and nursing homes. In out-years, the DOB expects Medicaid expenditures to be $631 million less than previously projected in State Fiscal 2008-09 and $862 million less in State Fiscal 2009-10.

Lower spending also results from $54 million less in projected spending relating to the City University of New York in State Fiscal 2007-08, the Updated Plan reports. The DOB expects the two coming years, however, to see spending of $85 million and $93 million more than initially projected, respectively. And general state charges allocated for pension and insurance are expected to decline as a result of lower State contribution rates from 9.6% in the current State Fiscal Year and 9.2% in the coming two State Fiscal Years, to 9.0% in each of these years.

Partially offsetting these savings, General Fund payments for school aid claims are expected to increase by $74 million, $252 million and $312 million in this and the coming two State Fiscal Years. Increased projected costs are the result of lower-than-expected lottery and gambling revenues.

General Fund disbursements are expected to total $53.7 billion in the current State Fiscal Year, rising to $59.2 billion in State Fiscal 2008-09 and to $63.8 billion in State Fiscal 2009-10. These disbursements fall into four areas, listed here in decreasing order of magnitude: grants to local governments, state operations, general state charges, and transfers to other funds. Grants to local governments, by far the largest category of disbursement, include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Projected grant amounts for the current State Fiscal Year are $36.8 billion, increasing to $41.3 billion in State Fiscal 2008-09, and to $45.2 billion in State Fiscal 2009-10. The largest areas of disbursement are in moneys spent on school aid, Medicaid, and Medicaid takeover initiatives.

State operations are the second largest category of disbursement, totaling $9.6 billion in State Fiscal 2007-08 and increasing to $10.0 billion and $10.4 billion in the next two State Fiscal Years. State operations account for the cost of running the executive, legislative, and judicial branches of government - for instance costs of increasing the number of full-time judges, of filling vacant public health positions, and for maintain inmates at correctional facilities. Personal service costs (e.g., State employee payroll) comprise two-thirds of State operations spending. The remaining one-third represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

General state charges are projected to total $4.5 billion in the current State Fiscal Year and increase to $4.8 billion and $5.0 billion in the coming State Fiscal Years. General State charges account for the costs of providing fringe benefits to State employees and retirees of the executive, legislative and judicial branches as well as fixed costs for taxes on public lands and litigation costs. These benefits include pensions and health insurance, among other things. The annual increase in General State charges is due mostly to rising costs of employee health benefits and higher costs related to employer pension contributions.

Finally, transfers to other funds, including for debt service and capital projects, are currently expected to be $2.8 billion, $3.0 billion and $3.1 billion in this and the coming two State Fiscal Years.

Of the General Fund’s current projected $2.8 billion balance for State Fiscal 2007-08, $1.0 billion is allocated to the Tax Stabilization Reserve Fund, $175 million to the new Rainy Day Reserve (together with the Tax Stabilization Reserve Fund, the “Rainy Day Reserve”), $1.2 billion in the Fiscal Stability Reserve, $350 million in the Community Projects Fund and $21 million in the Contingency Reserve Fund. Where the Enacted Plan had allocated $250 million for debt reduction, however, the Updated Plan allocates none. The $250 million is now being used to fund higher costs.

The State’s new Rainy Day Reserve is balanced at its statutory maximum of 2%. When combined with the existing Tax Stabilization Reserve, the State’s Rainy Day Reserve authorization totals 5%. Aside from the amounts noted above, the Updated Plan does not set aside specific reserves to cover potential costs that could materialize as a result of federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

All Governmental Funds. The Updated Plan projects that All Governmental Funds receipts for State Fiscal 2007-08 will total $117.3 billion, down from $119.5 billion forecasted in the Enacted Plan. The updated figure still accounts for a $4.9 billion increase over State Fiscal 2006-07 collections, however. The increase reflects growth in tax receipts of $2.0 billion, federal grants of $437 million, and miscellaneous receipts of $2.3 billion. Tax receipt growth is largely attributable to growth in net PIT collections. In the current State Fiscal Year, All Governmental Funds will be up by $2.0 billion to $36.6 billion from the prior year, and expected to rise even further by $2.5 billion to $39.1 billion in State Fiscal 2008-09, and by $2.7 billion to $41.7 billion in State Fiscal 2009-10.

All Governmental Funds disbursements for State Fiscal 2007-08 are now projected to total $118.6 billion, down from the earlier projection of $120.7 billion. The Updated Plan reports that annual spending growth from State Fiscal 2006-07 will be approximately 5.2%, down from earlier estimates of 5.7%.

Reserves and Risks. The State’s General Fund reserves totaled $3.26 billion at the end of State Fiscal 2006-07, with nearly $1 billion in undesignated reserves available for use on unforeseen contingencies and $2.3 billion designated for subsequent use. By current estimates, reserves are expected to total $2.8 billion at the end of State Fiscal 2007-08, down from earlier projections of $3.0 billion. Of this amount, $1.5 billion is designated for future use and $1.2 billion is for undesignated reserves. The $1.5 billion of reserves designated for future use includes $1.2 billion in the Fiscal Stability Reserve and $350 million to fund existing member item programs from the Community Projects Fund. The $250 million previously tagged for debt reduction in State Fiscal 2007-08 has been reallocated to offset higher costs.

The more than $1.2 billion of undesignated reserves includes $175 million in the Rainy Day Reserve and $21 million in the Contingency Reserve for litigation risks. The Rainy Day Reserve is currently at its statutory maximum balance of 5%, and can be used only to respond to unforeseen year-end deficits, economic downturns or catastrophic events. Aside from the reserves noted above, the State Fiscal 2007-08 Enacted Plan does not set aside specific reserves to cover potential costs that may materialize from federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

As the nation’s financial capital, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. This risk would become amplified should the Federal Reserve Bank overshoot its interest rate target. The impact of rising rates on the State’s housing sector also poses a risk. Should the State’s real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. The risk of another attack on New York City could once again plunge the State economy into a recession, resulting in substantially lower income and employment growth than is reflected in the current forecast. Higher energy costs and the potential impact on inflation, combined with a tightening labor market, raise the probability that the Federal Reserve will tighten interest rates even further. These effects could ripple through the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, or there is an even stronger upturn in stock prices and in mergers and acquisitions and other Wall Street activities, higher-than-projected wage and bonuses growth could result.

After passage of the Enacted Budget, school districts may submit additional State claims for payment in the September following the close of such school year. In some cases, these additional claims have significantly increased the State’s liability on a school year basis. Recent updates to database systems used by the public school system increased the State’s liability for School Aid by $222 million for the State Fiscal 2006-07 school year, $161 million for State Fiscal 2005-06 school year and $119 million for State Fiscal 2004-05 school year, the vast majority of which was for New York City. If school districts — particularly New York City — continue to submit additional claims after enactment of the 2007-08 Enacted Budget, the State will have an increased financial obligation beyond that currently reflected in the Enacted Plan.

On January 18, 2007, the Centers for Medicare & Medicaid Services (“CMS”) issued a proposed rule that, if implemented, would significantly curtail federal Medicaid funding to public hospitals, including New York City’s Health and Hospital Corporation (“HHC”), institutions and programs operated by both the State Office of Mental Retardation and Developmental Disabilities and those operated by the State Office of Mental Health. The proposed rule seeks to restrict State access to federal Medicaid resources. The proposed provision replacing prospective reimbursement with cost-based methodologies would have the most significant impact on New York’s health care system. The rule has not yet taken effect. It is estimated that the rule could result in the loss of $350 million annually in federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. The states affected by the regulations are expected to challenge the rule adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. In recent years, Congress has rejected similar proposals in the President’s budget.

The Medicaid program provides health care for low-income individuals, long-term care for the elderly and services for the disabled, primarily through payments to health care providers. Medicaid costs currently represent approximately 40% of All Governmental Funds spending. The 2005-06 Enacted Budget placed all spending related to the Health Care Reform Act (“HCRA”) on budget. The Enacted 2007-08 Enacted Budget extends HCRA authorization to March 31, 2008 and includes savings actions totaling roughly $150 million in State Fiscal 2007-08. Extensions and modifications of HCRA since its establishment in 1996 have initiated new health care programs including FHP, and Healthy New York, a program to help small employers and sole proprietors provide healthcare for their employees. HCRA reforms have also led to additional funding for the expansion of existing programs such as Child Health Plus (“CHP”) program. Spending levels in major entitlement programs such as CHP, FHP and the Elderly Pharmaceutical Insurance Coverage have increased, putting added pressure on recurring revenues to keep pace with rising demands.

In addition to the CFE Case, other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties as well as claims involving the adequacy of shelter allowances for families on public assistance. The claims seek a range of court action including monetary damages and ejectment with regard to claims of ownership of certain land. Settlement agreements for certain claims have been entered into by some of the Indian nations. Passage of State and federal legislation is required for such settlement agreements to become effective. No legislation is currently pending.

The federal government is currently conducting six audits of aspects of New York State School Supportive Health Services program with regard to Medicaid reimbursements that cover $1.4 billion in claims submitted between 1990 and 2001. To date, the Office of the Inspector General of the United States Department of Health and Human Services has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that CMS disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services and $96 million of the $123 million for New York City Transportation Services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, federal regulations do include an appeals process that could postpone repayment of any disallowances.

New York City

New York City, with a population of approximately 8 million, is an international center of business and culture. The City has a highly diversified economic base. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Apparel and printing account for the bulk of manufacturing activity. As a major hub and focal point for international business, the City serves as headquarters to many major, multinational corporations with extensive foreign operations. Additionally, the City is the nation’s leading tourist destination.

Economic activity in the City has gone through periods of growth and recession and such periods can be expected to continue in the future. The City experienced a recession in the early 1970s through the middle of the decade and then a period of expansion in the late 1970s through the late 1980s. A second recession followed in the early 1990s, followed again by economic expansion that continued through 2001. The City experienced a large scale economic slowdown that began in late 2001 in the aftermath of the September 11 attacks on the World Trade Center and that coincided with the national economic recession and downturn in the securities industry. Most recently, the economic momentum that the City experienced for the past three years has slowed, and is expected to continue slowing, as a result of the financial credit crunch that began in mid-2007.

The City’s fiscal health is affected by the fiscal health of the State, since the City continues to receive significant financial assistance from the State for its normal operations. State aid contributes to the City’s ability to balance its budget and meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected or that any such delays or reductions will not adversely impact the City’s cash flow or expenditures.

The City may also be affected by the issuance of debt, both by itself and by certain other entities, for the benefit of the City, while at the federal level, budget negotiation processes could result in reductions or delays in the receipt of federal grants. Such delays would have additional adverse effects on the City’s cash flow or revenues.

The City Financial Plan reported that for each of the 1981-2007 City fiscal years, the City’s General Fund has had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, as reported in accordance with generally accepted accounting principles (“GAAP”), after discretionary and other transfers. Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. The practice of balancing the budget one year at a time only works as long as the surplus lasts. There can be no assurance that the City will be able to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs. Either an increase in taxes or a reduction in City services could adversely affect the City’s economic base.

City fiscal years end on June 30th and are referenced by the calendar year when the fiscal year ends. The Mayor first submits a preliminary budget in January and then the executive budget in late April or early May.

Following debate by the City Council, relevant laws require that the budget be adopted by June 30th of each year. The City must prepare a four-year annual financial plan and submit it to the Financial Control Board in January or February of each year (the annual financial plan submitted in February 2007, the “City Financial Plan”). The City Financial Plan covers financial activity by the City and certain entities that receive funds from the City. The plan reflects changes resulting from the City’s expense and capital budgets for City fiscal year ended June 30, 2008 (“City Fiscal 2008”), which were adopted on June 30, 2007. Each year’s financial plan includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps. Finally, the City must also prepare a comprehensive annual financial report each October describing its most recent fiscal year and making any necessary modifications to the City Financial Plan (the October 2007 report, the “Updated City Financial Plan”).

According to the Review of the Financial Plan of the City of New York dated December 2007 (the “Review”), the economic outlook for the City is significantly weaker than reviews had anticipated earlier in the fiscal year, largely as a result of ongoing turmoil in the credit and housing markets, and their impact on the financial sector. The Review identifies the greatest risks to the City’s economy as a sustained downturn on Wall Street and a housing-induced recession. Further deterioration in the housing market could cause consumers, who already face pressure from continuing high energy prices, to cut back on spending, which accounts for two-thirds of the national economy. Additional risks to the City’s sustained economic growth include high consumer and business debt levels, widening federal budget and trade deficits and the declining value of the United States dollar. The weak U.S. dollar has made imported goods more expensive, though it has also, on the other hand, benefited the City’s tourism and hotel industries.

In keeping with the Review’s more pessimistic economic outlook, the Updated City Financial Plan indicates that the City drew down $296 million in reserves to maintain balance in the current year. Additionally, the budget gap for City fiscal year ending June 30, 2009 (“City Fiscal 2009”) is now projected to grow by $1.2 billion, to $2.7 billion, while that for City fiscal year ending June 30, 2010 (“City Fiscal 2010”) has widened by $1.4 billion, to $4.8 billion. By 2011, the Updated City Financial Plan indicates that the budget gap will be nearly equal to those at the nadir of the recession the City experienced after the World Trade Center attacks.

These numbers have been revised to account for higher collective bargaining costs than the City Financial Plan had initially anticipated. While the City has reached new labor agreements with most of the municipal workforce as part of the current round of bargaining, the Patrolmen’s Benevolent Association is currently seeking larger wage increases than those provided to other uniformed workers through arbitration. The City’s recent agreements with other uniformed unions include side letter agreements permitting the unions to reopen negotiations if another uniformed union receives larger wage increases through collective bargaining or arbitration.

These increased budget-gap estimates also assume that local and national economies will slow, but avert recession, and that the City’s residential real estate market will weaken, but not collapse.

The City derives its revenues from various local taxes, user charges and miscellaneous revenues as well as federal and State unrestricted and categorical grants. Tax collections are still likely to exceed City’s estimates in the current fiscal year based on the strength of year-to-date collections, according to the Review. Looking ahead to future years, however, the Updated City Financial Plan projects that tax collections will decline by $2 billion, or 5.3% in City Fiscal 2008. Approximately $1.3 billion of that decline is due to tax cuts approved before the problems in the credit markets were apparent, but a significant portion reflects the anticipated change in the City’s economic outlook. The Updated City Financial Plan predicts that tax revenues will increase by 0.4% in City Fiscal 2009, assuming continued strength in real property tax collections and the real estate market, more generally.

The Updated City Financial Plan now anticipates that total revenue in City Fiscal 2008 will be $41.1 billion, down from the City Financial Plan’s original projection of $59 billion. The adjusted total includes anticipated tax receipts of $36.5 billion, miscellaneous revenues of $4.3 billion, and unrestricted intergovernmental aid (from State and federal sources) of $340 million. Revenues in City Fiscal 2009 are expected to decrease from City Fiscal 2008, with total revenue projected to be $40.8 (down from the initial projection of $58 billion). Total tax receipts are expected to be $36.6 billion, while miscellaneous revenues are expected to decline to $3.8 billion and unrestricted intergovernmental aid is expected to remain steady at $340million.

The City Financial Plan assumed (and the Updated City Financial Plan does not revise the assumption) that the federal government will take actions to result in $100 million in funding for New York City in City Fiscal 2008. However, the City Financial Plan also noted that assistance will be counterbalanced by State actions that would adversely impact other parts of the City’s budget by $691 million over the next two years (mostly through the elimination of revenue sharing payments to the City). For example, the City Financial Plan assumed that federal education aid would grow by $20 million in City Fiscal 2007, and will grow by $55 million in City Fiscal 2008 and $102 million in City Fiscal 2009, to fund the cost of wage increases in federally-funded programs. In the event of a shortfall, the City could provide additional funding or cut back service levels. The federal government has, however, acted to reduce funding to a number of programs, and the State and the City could come under pressure to compensate for these reductions. The federal budget also reduces or does not increase grants that comprise a large portion of the City’s annual federal aid, such as Title I education aide, special education grants, community development block grants and federal funds for criminal justice programs.

The anticipated revenue levels set forth in the Updated City Financial Plan take into account a decline in Wall Street profits from $20.9 billion in 2006 to $14.8 billion in 2007 and to $12.7 billion in 2008 (nearly 40% less than the 2006 level) and in other City-based financial institutions, including banks and insurance companies. In subsequent years, however, tax collections will likely be weaker than previously anticipated, even on the assumption that the State will restore revenue sharing payments to the City. Tax collections are projected to remain flat in City Fiscal 2009.

To counter declining revenues, the Review notes that the Mayor has instructed City agencies to prepare cost-reduction initiatives totaling $500 million in City Fiscal 2008 for inclusion in the January 2008 financial plan. City agencies are expected to reduce planned spending by $1 billion annually in future years.

The City’s employment data has not yet begun to reflect the impact of problems in the financial sector, but overall job growth has begun to slow. The pace of job growth is expected to slow even further during 2008 as layoffs in the financial sector affect other parts of the economy. Even assuming that education and health care sectors remain strong, the Updated City Financial Plan projects a net gain of only 12,100 jobs in 2008.

As of December 2007, the City’s real estate market has remained far more resilient those in other parts of the country. Manhattan’s residential real estate market continued to grow throughout 2007, though at a slower rate, with average prices of cooperatives and condominiums continuing to rise. Residential markets in the outer boroughs, on the other hand, have begun to weaken, with flat or declining sale prices and a dramatic increase in foreclosures, but to lesser extent than in other parts of the country.

On the other side of the equation, City-funded expenditures for City Fiscal 2008 are now projected to increase by 5.6% over City Fiscal 2007, more than twice the projected local inflation rate. These figures have, however, been revised down from an earlier-projected increase of 5.9%, representing three times the projected rate of inflation. The relatively rapid rate of growth comes on top of an 8.6% increase in City Fiscal 2007, a figure that reflects rising costs of debt service, Medicaid, pensions, and other employee benefits, a $1.5 billion contribution to the Retiree Health Benefits Trust Fund, and retirement of $1.3 billion in outstanding debt. Overall spending is forecasted to increase by 4.8% annually in City Fiscal 2009 and 2010, to total $45.4 and $47.8 billion, respectively. Nondiscretionary spending, including for pensions, debt service, Medicaid, and employee health insurance benefits, is projected to consume an increasing share of City revenues in coming years.

More specifically, the Review expects spending to be driven primarily by an 11.2% increase in costs for salaries and wages, to $12.1 billion, in the current City Fiscal year, and by 8% in City Fiscal 2009 and 2010, to reflect the cost of actual and anticipated labor agreements. Figures also take into account anticipated increased costs of overtime in the uniformed agencies, high medical absence rates, difficulty in recruiting officers to the Police and Correction departments, and the continued threat of terrorism in this and the coming two City Fiscal years. Contributing to the upward trend in expenditures is a projected 18.6% increase for pension contributions, to $5.6 billion, in the current fiscal year, as a result of shortfalls in investment earnings, increased benefits, and demographic changes. Pension expenditures are expected to rise more slowly, to $6.1 billion in City Fiscal 2009 and hold relatively steady in City Fiscal 2010, according to the Review. Fringe benefits associated with health insurance premiums and planned staff additions are expected to increase by 9.5%, to $5.6 billion, in City Fiscal 2008, and rise to $5.9 billion and $6.2 billion, respectively, in the two out-years, after.

Despite State law caps on the local share of Medicaid at 3%, the City expects an 11.8% increase in expenditures for Medicaid, to $5.6 billion, in the current City Fiscal year. The numbers reflect City funding for the Health and Hospitals Corporation, a semi-autonomous agency. City Fiscal 2009 will see a slight decrease to $5.5 billion, the Review reports, but edge back up to near current spending levels in City Fiscal 2010.

Recent estimates project that the cost of judgments and claims will grow from $635 million in City Fiscal 2008 to $688 million in City Fiscal 2009 and $738 million in City Fiscal 2010.

Other Issues

The Review identifies the following, additional issues that may have a fiscal impact on the City during the financial plan period:

Rising Debt Burden. Debt service funded directly through the City’s operating budget, or with funds that would have otherwise benefited the operating budget, is expected to increase by 26% from $4.8 billion in City Fiscal 2008 to $6.1 billion in City Fiscal 2011. Except for those of the Municipal Water Finance Authority, City-funded capital commitments are expected to rise from $4.6 billion in City Fiscal 2007 to $8.3 billion in City Fiscal 2008, a record 71% increase. Commitments from City Fiscal 2008 to 2011 are expected to total $27.1 billion, an increase of 63% from the previous four-year period.

Education. The City Financial Plan initially allocated $6.79 billion in City funds to the Department of Education for City Fiscal 2008. The City could reduce its spending on education by $316 million in City Fiscal 2009 and $63 million in City Fiscal 2010, under a state law that allows the City to reduce contributions to the Department of Education by an equal or lower percentage in the following year, if revenues decline. It is not clear, however, whether reductions of this nature would violate the City and State’s commitments to increase funding pursuant to the 2006 New York State Court of Appeals decision in the Campaign for Fiscal Equity lawsuit.

Public Authorities. Certain City-related public authorities administer projects that may affect the City’s finances during the financial plan period. These projects include the Lower Manhattan Redevelopment Project (the “Lower Manhattan Project”) and the West Side Development Project (the “West Side Project”).

As part of the Lower Manhattan Project, the City entered into an agreement for the construction of the Freedom Tower and Tower 5 in November 2006. Although the original projected budget allocated $2.5 billion for the construction, the Port Authority of New York and New Jersey now estimates that costs will total $3 billion. Similarly, construction of a new Port Authority Trans-Hudson train station was originally estimated to cost $2.2 billion, but recent news reports suggest that project expenses will run closer to $3 billion.

The West Side Project plans, among other things, to extend the No. 7 subway line from Times Square to 11th Avenue along 34th Street. The Metropolitan Transportation Authority (the “MTA”) intends to fund the extension through the Hudson Yards Infrastructure Corporation’s (“HYIC”) issuance of $2.1 billion in bonds, by current estimates.

Given that the cost of large construction projects in the City have been growing at a faster rate than previously expected, however, there are likely to be cost overruns. The City, MTA and HYIC have not agreed on who will fund cost overruns as among the parties, but HYIC is authorized to issue up to $3.5 billion in bonds. HYIC will incur the related debt service in City fiscal year 2008; the project is not expected to generate enough revenue to cover the debt service until after City Fiscal 2008.

MTA. The Review reports that as of December 2007, the MTA projects a surplus of $521 million for 2007, $203 million more than projected in July, when the MTA proposed raising fares and tolls by 6.5% in early 2008 to help close projected budget gaps. Debt service, the major factor behind the projected gaps, is expected to increase by 50% from $1.3 billion in 2006 to $2.0 billion in 2011.

The Governor and MTA officials have declared their intention to use the surplus to delay increasing base subway and bus fares, and to limit the overall increase in fares and tolls to 3.85% in 2008. The Governor has, additionally, committed $300 million in 2010 to help the MTA close the budget gap projected for that year.

Health and Hospitals Corporation. In July 2006, the Health and Hospitals Corporation (the “HHC”) projected that annual budget gaps, on an accrual basis, would approach $1 billion in City Fiscal 2007 through 2010. Due, in part, to City and State’s efforts to help the HHC obtain supplemental federal Medicaid reimbursements, however, HHC was able to end City Fiscal 2007 with an accrual surplus of $427 million and cash reserves of $1.2 billion. These cash reserves are expected to be cover expenses through City Fiscal 2011.

Federal reimbursements to HHC may be in jeopardy. Certain administrative rules have been promulgated that would reduce these supplemental payments and funding for graduate medical education. Congress delayed these rules to take effect in May 2008. Other proposed administrative changes would limit supplemental payments for outpatient services. HHC stands to lose $450 million per year unless Congress intervenes.

Off Track Betting Corporation. In City Fiscal 2007, the New York City Off-Track Betting Corporation (“OTB”) failed to make all statutorily mandated payments to the City, State and racing industry. It anticipates running out of cash by June 2008 if it does make these payments. It has accrued, but not paid, $11 million in disputed payments to the Yonkers Raceway, and $12 million in distributions to the racing industry through September 2007. Independent auditors have questioned the OTB’s ongoing viability.

Litigation. Both New York State and New York City are currently defendants in, or may otherwise be affected by, a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims can not be predicted, adverse determinations in certain number of them could have a material adverse effect upon the State and City’s ability to carry out their respective financial plans.

The United Federation of Teachers Pension Litigation (“UFT Litigation”), Davis v. Kentucky, and World Trade Center Litigation are three of the more fiscally noteworthy matters. The UFT Litigation began in 2005 after the United Federation of Teachers (“UFT”) filed suit against the City and the Teachers’ Retirement System, alleging that certain retirees were not receiving all of the benefits to which they were entitled. The City agreed to supplement retirement benefits for the affected group on October 17, 2007, for a total of $160 million. The matter of pay-out has not yet been determined, but the Review notes that the City will probably amortize the $160 million cost over a 10 year period.

The United States Supreme Court heard oral arguments for Davis v. Kentucky on November 5, 2007. That case brings into question whether the dormant commerce clause of the U.S. Constitution prohibits states from exempting interest on municipal bonds issued by the state, its localities, and its authorities from state income tax, though they tax interest on bonds from other states. If the United States Supreme Court determines that such tax exemptions are unconstitutional, the State and City may experience higher borrowing costs, as their bonds would no longer receive preferential tax treatment over those issued by other sates or localities outside of New York. They may also be subject to claims for tax refunds.

Oral arguments for the World Trade Center litigation began in October 2007, involving 4,400 legal claims against the City and City contractors alleging respiratory and other injuries from exposure to the World Trade Center dust and debris after the September 11, 2001 attacks. The Mayor and plaintiff attorneys have expressed interest in discussing a potential settlement. In the meantime, a decision is pending. The Mayor has asked Congress to indemnify the City and its contractors for liabilities.

Accounting Standards. The Federal Governmental Accounting Standards Board’s Statement No. 49 (“GASB 49”) becomes effective for the City on July 1, 2008, affecting the accounting treatment of pollution remediation costs. The City’s capital budget currently includes many of these costs and finances them through the issuance of bonds. Once GASB 49 takes effect, these costs may no longer be financed through bond issuances. The City predicts that GASB 49 could result in additional budget costs of approximately $500 million, annually.

Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, “moral obligation” bonds, lease debt, appropriation debt and notes is higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State’s credit rating has historically been upgraded and downgraded much more frequently than that of most other states.

The combined State and local taxes levied on residents of the State, and particularly on residents of the City, are among the highest in the country. This may limit the ability of the State and its localities to raise additional revenue by raising taxes. In addition, combined State and local debt per capita in the State is significantly above the national average. Debt service expenditures have taken an increasing toll on state and local budgets.

The creditworthiness of local State-issued obligations may be unrelated to the creditworthiness of State-issued obligations, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible that investments will be made in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance may not be fully reflected in the projections of the State’s Enacted Plan or Updated Plan for 2007 to 2008 or thereafter.

Finally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on or principal of such securities.

APPENDIX B

PRO FORMA FINANCIAL STATEMENTS

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Acquired Fund and the Acquiring Fund included or incorporated herein by reference in the Statement of Additional Information.

B-1

PRO-FORMA COMBINING INVESTMENT PORTFOLIO

As of August 31, 2007 (Unaudited)

						Government Money Market Fund		Columbia Government Plus Reserves		Pro forma Adjustments	Columbia Government Plus Reserves
						Acquired Fund		Acquiring Fund			Pro Forma Combined
		Rate (%)	Maturity			Par	Market Value	Par	Market Value		Par	Market Value
U. S. GOVERNMENT AGENCIES AND OBLIGATIONS					56.6%
U.S. Government Agencies
Federal Farm Credit Bank					5.4%
		3.510	12/28/07					$406,000	$403,694		$406,000	$403,694
		3.800	09/07/07					56,000	55,985		56,000	55,985
		5.190	03/02/09	(a)				18,525,000	18,521,733		18,525,000	18,521,733
		5.220	12/28/07	(a)				6,000,000	5,999,740		6,000,000	5,999,740
		5.250	10/26/07	(a)				10,000,000	10,000,000		10,000,000	10,000,000
		5.385	02/23/09	(a)				12,000,000	12,000,000		12,000,000	12,000,000
		6.760	09/27/07					25,000	25,022		25,000	25,022

									47,006,174			47,006,174

Federal Home Loan Bank					46.1%
	Discount Note		09/07/07			$50,000,000	$49,956,917				50,000,000	49,956,917
	Discount Note		09/28/07			26,000,000	25,904,840				26,000,000	25,904,840
	Discount Note		10/24/07			25,000,000	24,811,187				25,000,000	24,811,187
	Discount Note		11/15/07			30,000,000	29,696,875				30,000,000	29,696,875
		2.450	09/26/07					10,000	9,980		10,000	9,980
		2.450	12/28/07					250,000	247,754		250,000	247,754
		3.000	09/07/07					500,000	499,807		500,000	499,807
		3.000	12/28/07					3,800,000	3,771,751		3,800,000	3,771,751
		3.020	03/19/08					100,000	98,750		100,000	98,750
		3.020	04/22/08					875,000	862,420		875,000	862,420
		3.040	10/30/07					220,000	219,206		220,000	219,206
		3.040	12/28/07					200,000	198,508		200,000	198,508
		3.260	03/18/08					1,250,000	1,236,179		1,250,000	1,236,179
		3.300	12/28/07					825,000	819,602		825,000	819,602
		3.350	09/14/07					250,000	249,822		250,000	249,822
		3.375	10/05/07					1,000,000	998,248		1,000,000	998,248
		3.390	10/30/07					100,000	99,694		100,000	99,694
		3.500	09/07/07					180,000	179,945		180,000	179,945
		3.500	09/14/07					300,000	299,801		300,000	299,801
		3.590	09/10/07					250,000	249,890		250,000	249,890
		3.600	10/19/07					500,000	498,864		500,000	498,864
		3.610	11/13/07					1,000,000	996,650		1,000,000	996,650
		3.700	12/14/07					1,000,000	995,426		1,000,000	995,426
		3.720	11/14/07					100,000	99,679		100,000	99,679
		3.875	09/14/07					100,000	99,947		100,000	99,947
		4.000	12/04/07					400,000	398,589		400,000	398,589
		4.000	01/07/08					1,000,000	995,270		1,000,000	995,270
		4.000	04/25/08	(a)				375,000	371,847		375,000	371,847
		4.125	02/15/08					1,000,000	994,438		1,000,000	994,438
		4.200	11/26/07					200,000	199,426		200,000	199,426
		4.250	09/14/07					500,000	499,793		500,000	499,793
		4.250	09/26/07					100,000	99,923		100,000	99,923
		4.260	09/28/07					25,000	24,978		25,000	24,978
		4.375	02/05/08					1,000,000	995,830		1,000,000	995,830
		4.470	02/15/08					1,000,000	995,730		1,000,000	995,730
		5.000	09/14/07					125,000	124,979		125,000	124,979
		5.000	11/23/07					1,060,000	1,059,325		1,060,000	1,059,325
		5.000	02/15/08					3,575,000	3,568,539		3,575,000	3,568,539
		5.150	09/28/07					35,000	34,990		35,000	34,990
		5.198	10/30/08	(a)				30,000,000	29,996,626		30,000,000	29,996,626
		5.200	04/04/08	(a)				30,000,000	29,992,243		30,000,000	29,992,243
		5.200	10/24/08	(a)				3,000,000	2,998,993		3,000,000	2,998,993
		5.210	10/16/08	(a)				50,000,000	49,988,808		50,000,000	49,988,808
		5.220	02/21/08					1,950,000	1,948,321		1,950,000	1,948,321
		5.250	09/20/07					10,000	9,999		10,000	9,999
		5.250	11/01/07					10,000,000	9,999,667		10,000,000	9,999,667
		5.250	12/21/07					100,000	99,959		100,000	99,959
		5.250	06/19/08					7,000,000	6,995,644		7,000,000	6,995,644
		5.360	02/23/09	(a)				5,000,000	5,000,000		5,000,000	5,000,000
		5.380	04/09/08					15,000,000	15,000,000		15,000,000	15,000,000
		5.438	02/18/09	(a)				45,000,000	45,001,054		45,000,000	45,001,054
		5.250	09/24/07			9,025,000	9,025,000				9,025,000	9,025,000
		5.250	11/01/07			8,000,000	8,000,000				8,000,000	8,000,000
		5.250	02/01/08			10,000,000	10,000,000				10,000,000	10,000,000
		5.250	02/13/08			20,000,000	19,995,665				20,000,000	19,995,665
			03/14/08	(a)		5,000,000	5,000,000				5,000,000	5,000,000

							182,390,484		220,126,894			402,517,378

Federal Home Loan Mortgage Corp.					2.7%
		3.000	09/18/07					386,000	385,581		386,000	385,581
		3.170	09/28/07					100,000	99,839		100,000	99,839
		3.570	10/03/07					100,000	99,837		100,000	99,837
		3.750	11/23/07					1,000,000	996,484		1,000,000	996,484
		4.375	11/16/07			9,856,000	9,837,923				9,856,000	9,837,923
		5.400	07/21/08					12,000,000	12,000,000		12,000,000	12,000,000

							9,837,923		13,581,741			23,419,664

Federal National Mortgage Association			2.4%
	3.000	09/05/07						44,000	43,988		44,000	43,988
	3.800	01/18/08						200,000	198,794		200,000	198,794
	4.375	09/07/07						366,000	365,939		366,000	365,939
	5.000	09/14/07						12,000	11,998		12,000	11,998
	5.000	11/23/07						5,180,000	5,176,259		5,180,000	5,176,259
	5.150	09/21/07						85,000	84,987		85,000	84,987
	5.300	01/08/08		10,000,000		10,000,000					10,000,000	10,000,000
	5.500	01/15/08		5,000,000		5,005,114					5,000,000	5,005,114
						15,005,114			5,881,965			20,887,079

U.S. Government Agencies						207,233,521			286,596,774			493,830,295

Total U.S. Government Agencies and Obligations						207,233,521			286,596,774			493,830,295

Short-Term Obligations			43.5%
Investment Company			8.5%	Shares
Dreyfus Treasury Prime Cash Management Fund(d)				74,000,000		74,000,000					74,000,000	74,000,000

Investment Company						74,000,000						74,000,000

Repurchase Agreements			35.0%	Par	($)
Repurchase agreement with Barclays Capital, dated 08/31/07, due 09/04/07 at 5.350%, collateralized by U.S. Government Agency bonds with various maturities to 07/16/08, market value of $102,000,353, (repurchase proceeds $100,059,444)								100,000,000	100,000,000		1,000,000	1,000,000
Repurchase agreement with Credit Suisse First Boston, dated 08/31/07, due 09/04/07 at 5.250%, collateralized by a U.S Treasury Bond maturing 11/15/27, market value of $102,001,376, (repurchase proceeds $100,058,333)								100,000,000	100,000,000		100,000,000	100,000,000
Repurchase agreement with Deutsche Bank Securities, dated 08/31/07, due 09/04/07 at 5.100%, collateralized by U.S. Government Agency bonds with various maturities to 03/17/14, market value of $2,752,218, (repurchase proceeds $2,699,529)								2,698,000	2,698,000		2,698,000	2,698,000
Repurchase agreement with Deutsche Bank Securities, dated 08/31/07, due 09/04/07 at 5.400%, collateralized by U.S. Government Agency bonds with various maturities to 10/23/09, market value of $102,000,830, (repurchase proceeds $100,060,000)								100,000,000	100,000,000		100,000,000	100,000,000
Repurchase agreement with Morgan Stanley, dated 08/31/07, due 09/04/07 at 5.200%, collateralized by U.S. Government Agency Obligations.				2,479,154		2,479,154					2,479,154	2,479,154
Total Repurchase Agreements						2,479,154			302,698,000			305,177,154

Total Short-Term Obligations						76,479,154			302,698,000			379,177,154

TOTAL U. S. GOVERNMENT AGENCIES AND OBLIGATIONS						283,712,676			589,294,774			873,007,450

Total Investments			100.1%			283,712,676			589,294,774			873,007,450
Other Assets & Liabilities, net			-0.1%			(596,836)			16,873			(579,963)

Net Assets			100.0%			$283,115,840			$589,311,647			$872,427,487

Investments at cost						$283,712,676	(b)		$589,294,774	(c)		$873,007,450

Notes to Investment Portfolio:

(a)	Variable rate security. The interest rate shown reflects the rate as of August 31, 2007.

(b)	Cost for federal income tax purposes is $283,712,676.

(c)	Cost for federal income tax purposes is $589,294,774.

(d)	Security is expected to be sold after completion of the merger.

PRO-FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES

As of August 31, 2007 (Unaudited)

	Government Money Market Fund	Columbia Government Plus Reserves	Pro Forma Adjustments		Columbia Government Plus Reserves Pro
	Acquired Fund	Acquiring Fund			Forma Combined
Assets:
Investments, at amortized cost approximating value	$281,233,522	$286,596,774	$—		$567,830,296
Repurchase agreements, at cost	2,479,154	302,698,000			305,177,154
Investments, at value	281,233,522	286,596,774			567,830,296
Repurchase agreements, at value	2,479,154	302,698,000			305,177,154
Total investments, at value	283,712,676	589,294,774			873,007,450
Cash	—	865			865
Receivable for interest	765,567	2,226,610			2,992,177
Receivable for fund shares sold	—	11,625			11,625
Deferred Trustees’ compensation plan		140,356			140,356
Other assets	48,945	—			48,945

Total Assets	284,527,188	591,674,230			876,201,418

Liabilities:
Expense reimbursement due to Investment Advisor		86,687			86,687
Payable for:
Fund shares repurchased		3,500			3,500
Distributions	1,147,561	1,935,475	(72,202	)(b)	3,010,834
Investment advisory fee	62,298	68,116			130,414
Administration fee	25,862	—			25,862
Transfer agent fee	5,847	1,347			7,194
Pricing and bookkeeping fees	—	10,245			10,245
Trustees’ fees	—	23,765			23,765
Audit fee	19,723	—			19,723
Custody fee	10,075	3,016			13,091
Legal fee	34,765	—			34,765
Distribution and service fees	65,018	3,544			68,562
Chief compliance officer expenses	—	3,450			3,450
Deferred Trustees’ compensation plan	—	140,356			140,356
Other liabilities	40,199	83,082	72,202	(b)	195,483

Total Liabilities	1,411,348	2,362,583			3,773,931

Net Assets	283,115,840	589,311,647			872,427,487

Net assets consist of:
Paid-in capital in excess of par value	$283,127,621	589,538,655			872,666,276
Undistributed (overdistributed) net investment income	12,902	(51,357)			(38,455)
Accumulated net realized gain (loss) on investments sold	(24,683)	(175,651)			(200,334)

Net Assets	$283,115,840	589,311,647			872,427,487

Capital Class Shares:
Net assets	$—	$339,179,608			$339,179,608
Number of shares outstanding	—	339,293,401			339,293,401

Net asset value and redemption price per share	$—	$1.00			$1.00

Liquidity Class Shares
Net assets	$—	$10,869			$10,869
Number of shares outstanding	—	10,872			10,872

Net asset value and redemption price per share	$—	$1.00			$1.00

Adviser Class Shares:
Net assets	$—	$2,000,925			$2,000,925
Number of shares outstanding		2,003,736			2,003,736

Net asset value and redemption price per share	$—	$1.00			$1.00

Institutional Class Shares:
Net assets	$—	$50,723,650		$223,064,822
Number of shares outstanding		50,731,537		223,054,574

Net asset value and redemption price per share	$—	$1.00		$1.00

Retail A Shares:
Net assets	$—	$9,760,901		$63,977
Number of shares outstanding	—	9,789,658		64,013

Net asset value and redemption price per share	$—	$1.00		$1.00

G-Trust Shares:
Net assets	$—	$187,635,694		$16,468,389
Number of shares outstanding	—	187,725,251		16,472,545

Net asset value and redemption price per share	$—	$1.00		$1.00

Shares:
Net assets	$283,115,840	$—	(283,115,840)	$—
Shares of beneficial interest outstanding	283,206,268	—	(283,206,268)	—

Net asset value and redemption price per share	$1.00	$—		$—

Trust Class Shares:
Net assets	$—	$—	$283,115,840	$283,115,840
Number of shares outstanding	—	—	283,206,268	283,206,268

Net asset value and redemption price per share	$—	$—		$1.00

(a)	Shares of Government Money Fund shares are exchanged for Trust Class shares of Columbia Government Plus Reserves. based on the net asset value per share of Government Plus Reserves Fund’s shares at the time of the merger.

(b)	Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $72,202 and $0 to be borne by Government Money Market Fund and Columbia Government Plus Reserves Fund, respectively.

(c)	Trust Class Shares will be offered on March 20, 2008.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS

For the Twelve Months Ended August 31, 2007 (Unaudited)

	Government Money Market Fund	Columbia Government Plus Reserves	Pro Forma	Columbia Government Plus Reserves
	Acquired Fund	Acquiring Fund	Adjustments	Pro Forma Combined
Investment Income:
Interest	$13,964,788	$31,804,483		$45,769,271
Dividends	133,302	—		$133,302

Total Investment Income	14,098,090	31,804,483		45,902,573

Expenses:
Investment advisory fee	671,032	1,199,450	(308,005)	1,562,477	(a)
Administration fee	405,020	257,338	(247,126)	415,232	(a)
Service fee:
Liquidity Class Shares	—	26		26
Adviser Class Shares	—	20,139		20,139
Institutional Class Shares	—	18,337		18,337
Retail A Shares	—	10,066		10,066
Trust Shares	—	—	268,318	268,318	(b)
Shares	671,032	—	(671,032)	—	(b)
Transfer agent fee	22,491	14,860	(17,687)	19,664	(c)
Pricing and bookkeeping fees	765	151,123	(4,932)	146,956	(a)
Trustees’ fees	14,099	22,545	(14,099)	22,545	(d)
Custody fee	22,285	34,940	(17,074)	40,151	(d)
Registration Fee	24,384	110,013	(18,883)	115,514	(d)
Chief compliance officer expenses	—	4,220		4,220
Other expenses	46,128	222,250	(29,670)	238,708	(d)

Total Expenses	1,877,236	2,065,307	(1,060,190)	2,882,353

Expenses waived or reimbursed by Investment Advisor and/or Administrator	(403,131)	(800,691)	398,116	(805,706	)(a)
Expense Reductions	(7,680)	(16,357)	362	(23,675	)(a)
Fees waived by Shareholder Services Provider: Liquidity Class Shares	—	(11)		(11)

Net Expenses	1,466,425	1,248,248	(661,712)	2,052,961

Net Investment Income	12,631,665	30,556,235		43,849,612

Net realized gain on investments	9,287	(80,212)		(70,925)

Net Increase Resulting from Operations	12,640,952	30,476,023		43,778,687

(a)	Based on the contract in effect for Columbia Government Plus Reserves Fund, the surviving fund.

(b)	Shares Class shares of Government Money Market Fund will be exchanged for Trust shares of Columbia Government Plus Reserves Fund on the date the merger is consummated.

(c)	Reflects the impact of contractual changes to the Columbia Government Plus Reserves Fund transfer agent fee structure that is expected to be implemented on the date the merger is consummated.

(d)	Reflects elimination of duplicate expenses achieved as a result of merging funds.

COLUMBIA GOVERNMENT PLUS RESERVES

AND

GOVERNMENT MONEY MARKET FUND

PRO FORMA COMBINING FINANCIAL STATEMENTS

Notes to Financial Statements

August 31, 2007

(Unaudited)

Note 1. Organization

Columbia Government Plus Reserves (the “Acquiring Fund”), a series of Columbia Funds Series Trust (the “Trust”), is organized as a Delaware statutory trust. Government Money Market Fund (the “Acquired Fund”), a series of the Excelsior Funds, Inc. (the “Acquired Trust”), is organized as a Maryland corporation. The Trust and the Acquired Trust are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies.

Investment Goal

The Acquiring Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity. The Acquired Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Acquiring Fund offers six classes of shares: Capital Class, Liquidity Class, Adviser Class, Institutional Class, Retail A and G-Trust shares. Upon completion of the merger, the Acquiring Fund will offer Trust Class Shares. The Acquired Trust may issue four billion shares of the Acquired Fund and the Acquired Fund offers one class of shares: Shares. Each share class is offered continuously at net asset value.

Note 2. Basis of Combination

The accompanying pro forma financial statements give effect to the proposed transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund accounted for as if the transfer had occurred as of August 31, 2007. In addition, the pro forma combined statement of operations has been prepared as if the transfer had occurred at the beginning of the fiscal year ended August 31, 2007 and based upon the proposed fee and expense structure of the Acquiring Fund. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for Trust Class shares of the Acquiring Fund at net asset value.

The Pro Forma Combining Investment Portfolios and Pro Forma Combining Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of August 31, 2007. The Pro Forma Combining Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended August 31, 2007. Columbia Management Advisors, LLC (“Columbia”) expects that all of the securities held by the Acquired Fund as of August 31, 2007, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be adjusted retrospectively.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their annual shareholder reports dated August 31, 2007 and March 31, 2007, respectively, as well as the semi-annual shareholder reports dated February 28, 2007 and September 30, 2007 for the Acquiring Fund and Acquired Fund, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the annual shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Acquiring Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its income for its tax year, and as such will not be subject to federal income taxes. In addition, the Acquiring Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Acquiring Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Acquiring Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Acquiring Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Acquiring Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the annual shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. If the merger is approved by the shareholders of the Acquired Fund, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for Trust Class shares of the Acquiring Fund. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of August 31, 2007. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at August 31, 2007:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued with Merger	Total Shares Outstanding Post Combination
Capital Class Shares	339,293,401		339,293,401
Liquidity Class Shares	10,872		10,872
Adviser Class Shares	2,003,736		2,003,736
Institutional Class Shares	50,731,537		50,731,537
Retail A Shares	9,789,658		9,789,658
G-Trust Shares	187,725,251		187,725,251
Trust Class Shares	—	283,206,268	283,206,268